                                CITY OF NEW YORK
                            DEPARTMENT OF SANITATION

                               INVITATION FOR BIDS

                                      ON A

                           SERVICE AND SUPPLY CONTRACT

                            THE BID DOCUMENT PACKAGE

                                   (contains)

                       INFORMATION FOR BIDDERS (MODULE A)
                              BID FORMS (MODULE B)
               SCOPE OF WORK - DETAILED SPECIFICATIONS (MODULE C)
                          TERMS OF AGREEMENT (MODULE D)
          SCHEDULE A, INSURANCE REQUIREMENTS, AND BOND FORMS (MODULE E)
                             ATTACHMENTS (MODULE F)

        For furnishing all labor and material necessary and required for:

                      EXPORT OF MUNICIPAL SOLID WASTE FROM
                             THE BOROUGH OF BROOKLYN

                               PIN # 82700WD00124

                                     NOTICE

Before bidding, bidders must satisfy themselves by personal examination of the Plans, Specifications, Agreement and location of the proposed work and by such other means as they may prefer; as to the nature and extent of the work required, and they must determine for themselves, and allow for all difficulties which may be encountered in the prosecution of the work.

       FAILURE TO COMPLETE THE BID IN DETAIL MAY RESULT IN ITS REJECTION.

                THE CITY OF NEW YORK DEPARTMENT OF SANITATION BID
        FOR FURNISHING ALL LABOR AND MATERIAL NECESSARY AND REQUIRED FOR:

          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                               PIN#: 82700WD00124

Name of Bidder: IESI NY Corporation

Tel #: 201-437-5200                       Fax #: 201-437-5300

Bidder is: CHECK ONE:  / / Individual   / / Partnership
                       /X/ Corporation  / / Joint Venture

Tax Payers ID # of Bidder: 13-3960687

Residence of Bidder [If Individual]:____________________________________________

Place of Business of Bidder: 2 Commerce St., Bayonne, NJ 07002

Date of Bid: February 15, 2000

  (IF BIDDER IS A PARTNERSHIP OR A JOINT VENTURE, FILL IN THE FOLLOWING BLANKS)

NAME OF PARTNERS OR JOINT VENTURERS     RESIDENCE OF PARTNERS OR JOINT VENTURERS

___________________________________     ________________________________________

___________________________________     ________________________________________

___________________________________     ________________________________________

           (IF BIDDER IS A CORPORATION, FILL IN THE FOLLOWING BLANKS)

Organized under the Laws of the State of: Delaware

Name and Home Address of President: Charles F. Flood

  6325 Mesa Ridge, Fort Worth, TX  76137

Name and Home Address of Secretary: Christopher Della Pietra

  70 Ridge Road, Glen Rock, NJ 07452

Name and Home Address of Treasurer: Thomas J. Cowee

  6304 Regiment Pl., Colleyville, TX 76034

                                                                        MODULE B

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                      BIDDER REPRESENTATIONS AND WARRANTIES

Each of the above-named bidders hereby certifies, affirms, and declares:

1. This bidder is of lawful age and the only one interested in this bid; and that no person, corporation, or organization other than hereinabove named has any interest in this bid or in the contract proposed to be taken.

2. This bidder and each person signing on this bidder's behalf do hereby certify, under penalty of perjury, that to the best of each of such person's knowledge and belief:

     - The prices in this bid has been arrived at independently without collusion, consultation, communication, or agreement for the purpose of restricting competition, as to any matter relating to such price with any other bidder or with any competitor or potential competitor; and

     - Unless otherwise required by law, the prices quoted in this bid have not been knowingly disclosed by such person and will not knowingly be disclosed by such person prior to bid opening, directly or indirectly, to any other bidder or to any competitor; and

     - Such person has made and will make no attempt to induce any other person, corporation, or organization to submit or not to submit a bid for the purpose of restricting competition; and

     - No councilman or other officer or employee or person whose salary is payable in whole or in part from the City Treasury is directly or indirectly interested in this bid, or in the supplies, materials, equipment, work or labor to which it relates, or in any of the profits thereof; and

     - This bidder is not in arrears to the City of New York upon any debt, contract, or taxes and is not a defaulter, as surety or otherwise, upon obligation to the City of New York, and has not been declared not responsible, or disqualified, by any agency of the City of New York or the State of New York, nor is there any proceeding pending relating to the responsibility or qualification of this bidder to receive public contracts.

3. This bidder has inspected the site where the services are to be performed and is satisfied as to all general and local conditions that may affect the cost of performance of the contract.

4. This bidder has examined all parts of this Invitation for Bids, including but not limited to the Agreement and the terms and conditions thereof, and if the bid is accepted as submitted, this bidder shall execute the Agreement as set forth herein.

5. This bidder is duly licensed to do business in each of the City of New York and the State of New York and holds or agrees to obtain all necessary permits and other authorizations required by law or regulation for the performance of the bid contract.

6. This bidder's attention has been specifically drawn to the equal employment provisions of the bid contract and this bidder warrants that it will comply with all the terms and provisions prescribed therein.

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

7. This bidder executes this document expressly warranting and representing that should this bid be accepted by the City and the contract awarded him, he and his subcontractors engaged in the performance:

     - will comply with the provisions of Section 6-108 of the Administrative Code of the City of New York and the nondiscrimination provisions of
          Section 220 and 230 of the New York State Labor Law as more expressly and in detail set forth in the contract form;

     - has complied with the provisions of the aforesaid laws since their respective effective dates; and

     - will post notices, to be furnished by the City, setting forth the requirements of the aforesaid laws in prominent and conspicuous places in each and every plant, factory, building and structure where employees engaged in the performance of the contract can readily review it, and will continue to keep such notices posted until the supplies, materials and equipment, work, labor and services required to furnished or rendered by the Contractor have been finally accepted by the City.

8. This bidder has visited and examined the site of the work and has carefully examined the site of the work and has examined the contract in the form approved by the Corporation Counsel, and will execute the contract and perform all its items, covenants and conditions, and will provide furnish and deliver all work, material, supplies, tools and appliances for all labor and materials necessary or required for the hereinbefore named work, all in strict conformity with the contract, in accordance with the schedule of prices annexed hereto.

9. This bidder shall not utilize tropical hardwoods as defined in Section 167-b of the State Finance Law in the performance of this contract except as expressly permitted by the foregoing provisions of law.

10. This bidder, as an individual, as a member, partner, director, or officer of the bidder, if the same be a firm, partnership, or corporation, executes this document expressly warranting that he will comply with all provisions in the Agreement and in the Scope of Work / Detailed Specifications with respect to the provision of records.

11. The bidder has visited and examined the site of the work, has carefully examined the Contract in the form approved by the Corporation Counsel, and will execute the Contract and performs all its items, covenants, and conditions, and will provide, furnish and deliver all the work, materials, supplies, tools and appliances for all labor and materials necessary or required for the Contract work, all in strict conformity with the Contract and in accordance with the following:

      (a)   For Contracts with individual bid items:

            (1) the UNIT PRICE set forth below for each individual bid item for which a unit price has been requested; and

            (2) the LUMP SUM BID PRICE set forth below for each individual bid item for which a lump sum price, but no unit price, has been requested;

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

      (b) For Contracts where a single Lump Sum Amount has been requested without individual bid items, the TOTAL BID PRICE FOR ALL CONTRACT WORK.

When the Contract work has been broken down into individual bid items, the TOTAL BID PRICE FOR ALL CONTRACT WORK is the sum of the Total Bid Amounts for the individual bid items and will be used for bid evaluation purposes only. It is not a lump sum amount to be paid for performing the Contract work.

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                          BID SHEET AND SIGNATURE PAGE.

A.   INSTRUCTIONS FOR THE COMPLETION OF THE BID SHEET.

     * The price entered adjacent to the PRICE PER TON shall be the price that the Bidder will charge the City for the acceptance and disposal of one (1) ton of municipal solid waste ("MSW").

     ** The number of tons entered adjacent to the MAXIMUM DELIVERABLE TONNAGE OF MUNICIPAL SOLID WASTE PER DAY shall be the maximum number of tons of MSW that the Bidder will accept from the City on any day for disposal at the putrescible solid waste transfer station or solid waste management facility designated in its bid at its bid price.

     *** The bidder shall insert the name of the PUTRESCIBLE SOLID WASTE TRANSFER STATION or SOLID WASTE MANAGEMENT FACILITY at which the bidder will accept MSW from the City at its bid price.

PRICE PER TON*                                 $ 69.50/ton
--------------------------------------------------------------------------
MAXIMUM DELIVERABLE TONNAGE OF
--------------------------------------------------------------------------
SOLID WASTE PER DAY**                                 **950**   TONS
--------------------------------------------------------------------------
PUTRESCIBLE SOLID WASTE TRANSFER STATION OR    IESI NY Corporation
SOLID WASTE MANAGEMENT FACILITY ***            110-120 50th St
                                               Transfer Station
--------------------------------------------------------------------------

B.   By signing this bid, the bidder agrees that the Burma Provisions constitute
     material provisions of this Contract   /X/ YES / / NO (MANDATORY CHECKMARK)

C. By signing this bid, the bidder agrees that the MacBride Provisions constitute material provisions of this Contract
                                            /X/ YES / / NO (MANDATORY CHECKMARK)

Bidder:   IESI Y Corporation

By:        /s/ Kevin M. Finn
       ----------------------------------------------------------------------
             (Signature of partner, corporate officer, or individual bidder)

Title:       Vice President Region Manager

FOR CORPORATIONS ONLY:

Attestation:

        (     Corporate     )
                                          --------------------------------------
        (     Seal          )             Secretary of Corporate Bidder

       The affidavit on the following page must be subscribed and sworn to before a Notary Public or Commissioner of Deeds.

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                                BIDDER AFFIDAVIT

STATE OF  New Jersey

                          ss:

COUNTY OF  Hudson

Kevin M. Finn, being duly sworn, says:
(CHOOSE ONLY ONE OF THE FOLLOWING THREE OPTIONS; CHECK BOX AND COMPLETE)

/X/ Corporation Bidder:

       I am the Vice President Region Manager of the above named corporation whose name is subscribed to and which executed the foregoing bid. I reside at 3 Wexford Ct., Mendam, NJ 07945.

       I have knowledge of several matters stated in the bid, and they are in all respects true.

/ / Partnership or Joint Venture (Unincorporated Organization)

       I am a member of _________________________________________________ , the
       partnership or joint venture described in and which executed the foregoing bid. I subscribed the name of the partnership or joint venture on its behalf, and the several matters stated in the bid are in all respects true.

/ / Individual Bidder:

       I am the person described in and who executed the foregoing bid and the several matters stated in the bid are in all respects true.

       /s/ Kevin M. Finn
--------------------------------------------------------------
              (SIGNATURE OF THE PERSON WHO SIGNED THE BID)

PRINT NAME:   Kevin M. Finn

`PRINT TITLE: Vice President Region Manager

         Subscribed and sworn to before me this 14 day of February, 2000.

                 /s/ Barbara Grapin
              ------------------------------------
              Notary Public

                                 BARBARA GRAPIN
                           NOTARY PUBLIC OF NEW JERSEY
                       MY COMMISSION EXPIRES APR. 29.2002

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                    AFFIRMATION OF NON-DEBT (TAX AFFIRMATION)

     The undersigned proposer or bidder affirms and declares that said proposer or bidder is not in arrears to the City of New York upon debt, contract or taxes and is not a defaulter, as surety or otherwise, upon obligation to the City of New York, and has not been declared not responsible, or disqualified, by any agency of the City of New York, nor is there any proceeding pending relating to the responsibility or qualification of the proposer or bidder to receive public contracts except:

                         NONE

________________________________________________________________________________

Full name of Proposer or Bidder  IESI NY Corporation

Address  2 Commerce St.,

City  Bayonne     State NJ     Zip Code 07002

CHECK ONE BOX AND INCLUDE THE APPROPRIATE NUMBER:

/ /  A - Individual or Sole Proprietorship*

          SOCIAL SECURITY NUMBER________________________________________________

/ /  B - Partnership, Joint Venture or other unincorporated organization

          EMPLOYER IDENTIFICATION NUMBER________________________________________

/X/  C - Corporation

         EMPLOYER IDENTIFICATION NUMBER  13-3960687

By:         /s/ Kevin M. Finn
   ---------------------------------------
            SIGNATURE

        Vice President Region Manager
------------------------------------------
                  Title

        If a corporation place seal here.
        Must be signed by an officer or duly authorized representative.

             /s/ Barbara Grapin
        --------------------------------------

----------
     * Under the Federal Privacy Act the furnishing of Social Security Numbers by bidders on City contracts is voluntary. Failure to provide a Social Security Number will not result in a bidder's disqualification. Social Security Numbers will be used to identify bidders, proposers or vendors to ensure their compliance with laws, to assist the City in enforcement of laws businesses which seek City contracts.

                                     NOTICE

THE BID DOCUMENTS BOOK IS ORGANIZED INTO MODULES, A THROUGH F, SO THAT THE BIDDER CAN EASILY ACCESS INFORMATION ABOUT THE BID, BID RELATED FORMS AND THE CONTRACT IN AN ORDERED SEQUENCE. THIS PACKAGE IS DESIGNED TO ASSIST THE BIDDER IN MEETING AND UNDERSTANDING THE CITY'S COMPETITIVE BIDDING REQUIREMENTS AND THE TERMS AND CONDITIONS OF THE CONTRACT THAT WILL BE AWARDED.

                                    CONTENTS

THE NYCDOS BID DOCUMENTS PACKAGE IS SUBDIVIDED INTO THE FOLLOWING MODULES:

MODULE A: Information for Bidders (Table of Contents follows)

             -      Bid-Specific Information for Bidders
             - Standard Supply and Service Information for Bidders (with Table of Contents)

MODULE B: Bid Materials

             -      Information about the Bidder
             -      Bidder Representations and Warranties
             -      Individual Bid Item Sheets (when applicable)
             -      Bid Total and Signature Page
             -      Bidder's Affidavit (must be notarized)
             -      Affirmation of Non-Debt (Tax Affirmation)
             -      Bid Bond Form (when applicable)

MODULE C: Scope of Work

             -      Scope of Work including, as applicable:

                    -      Detailed Specifications
                    -      General Specifications (if any)
                    -      General Conditions (if any)

MODULE D: Terms of the Supply and Service Agreement

             -      Agreement (with Table of Contents)
             -      Acknowledgments (Signatures and Notarization)
             -      Budget Director's Certificate
             -      Exhibit A - MacBride Principles
             -      Exhibit B - Burma Provisions

                                                                        CONTENTS

MODULE E: Conditions Applicable to the Contract

             - SCHEDULE A (Contract-Specific Conditions, including, but not limited to, Insurance and Bonding Requirements and Contract
                    Term)
             -      Insurance Provisions
             -      Payment Bond (if Payment Security is required)
             -      Performance Bond (if Performance Security is required)

MODULE F: Attachments (As Applicable)

             -      Local Law 35 Certification (for Contracts over $100,000)
             -      Labor Law 220 Prevailing Wage Schedule (if applicable)
             -      Financial Questionnaire and/or Financial Requirements
             -      Supply and Service Employment Report

                    -      Instructions for the Supply and Service Employment
                           Report

                    - SUPPLY AND SERVICE EMPLOYMENT REPORT (page 1-12, must be provided by the Low Bidder when the Contract is for more than $50,000 and the Low Bidder has more than 50 Employees at all of its facilities) Certain subcontractors, vendors and suppliers must also supply this Report -- see the accompanying Instructions.

                    - LESS THAN 50 EMPLOYEES CERTIFICATE (page 13, must be provided when the Low Bidder has fewer than 50 Employees) Certain subcontractors, vendors and suppliers must also supply this Report -- see the accompanying Instructions.

             -      VENDEX Package

                    -      A Vendor's Guide to VENDEX

                    -      Business Entity Questionnaire

                    -      Principal Questionnaire

                                  * * * * * * *

                                    MODULE A:

                             INFORMATION FOR BIDDERS

                          SUPPLY AND SERVICE CONTRACTS

                    BID-SPECIFIC INFORMATION FOR BIDDERS (A1)

            STANDARD SUPPLY AND SERVICE INFORMATION FOR BIDDERS (A2)

                                                                        MODULE A

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                      BID-SPECIFIC INFORMATION FOR BIDDERS

                                TABLE OF CONTENTS

1.   Summary of the Procurement...................................... A1 - 1

2.   Term of the Contract............................................ A1 - 2

3.   Time and Place for the Receipt of Bids.......................... A1 - 3

4.   Pre-Bid Conference.............................................. A1 - 3

5.   Agency Contact Person........................................... A1 - 4

                                     A1 - i

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                      BID-SPECIFIC INFORMATION FOR BIDDERS

                      Bid-Specific Information for Bidders

1.   SUMMARY OF THE PROCUREMENT

     The New York City Department of Sanitation ("NYCDOS") is seeking to award one or more contracts to qualified firms ("CONTRACTORS") who shall provide all of the labor, materials, equipment, transport, facilities, and resources necessary and required to accept, process, transport, and dispose of a minimum of 150 tons per day ("TPD") of municipal solid waste ("MSW") collected by NYCDOS and its authorized representatives in the borough of Brooklyn in the districts located south of Fulton Street bounded by the Esplanade to the west and Forman Street to the east, and by special units of NYCDOS such as the Auxiliary Field Force and Lot Cleaning unit throughout the borough of Brooklyn which are listed in EXHIBIT 1. NYCDOS anticipates awarding one or more contracts under this solicitation. This MSW is currently delivered to NYCDOS' Marine Transfer Stations ("MTSS") located in Brooklyn.

     The qualified Contractors shall:

     - own, operate, or have an agreement with the owner and the operator to use: (a) a putrescible solid waste transfer station ("TRANSFER STATION") located within the borough of Brooklyn south of Fulton Street; or (b) a solid waste management facility ("SOLID WASTE MANAGEMENT FACILITY") located outside of the City of New York (the "CITY"), no more than 50 miles from the egress points from the City designated in EXHIBIT 2, which will accept MSW collected by NYCDOS or its authorized representatives in Brooklyn; and

     - accept, process, transport, and dispose of the MSW at permitted, licensed or otherwise authorized disposal facilities ("DISPOSAL FACILITIES") which are located outside of the City which are either owned and operated by the bidder, or have an agreement between the owner and the operator, and the bidder for use of the Disposal Facility.

     Any agreement between the bidder and the owner and the operator of a Transfer Station or Solid Waste Management Facility, or Disposal Facility shall be for the term of the contract that NYCDOS may award to the bidder(s) under this solicitation and any extensions thereof. A Transfer Station located within the City shall have all of the permits required by the State of New York and the City, and one located outside of the City shall have all of the permits, licenses and

                                     A1 - 1

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                      BID-SPECIFIC INFORMATION FOR BIDDERS

     authorizations ("PERMITS AND AUTHORIZATIONS") required by the state and locality within which it is located on or before the date specified by the NYCDOS in its notice to the bidder (the "PERMIT DUE DATE").

     A Contractor may own or operate the Transfer Station, the Solid Waste Management Facility, a Disposal Facility or an MSW transporter, or it may perform one of these functions and subcontract the others. The Contract(s) to be awarded will be for a term of three years with an option to extend the Contract, at NYCDOS' discretion, for two additional terms of up to one year each.

     Besides meeting all of the requirements set forth in the Detailed Specifications, each Transfer Station, Solid Waste Management Facility and Disposal Facility shall comply with all of the applicable federal, state and local laws, rules, and regulations concerning Transfer Stations, Solid Waste Management Facilities, and Disposal Facilities. Each transporter of MSW shall comply with all of the applicable federal, state and local laws, rules and regulations governing the transport of MSW.

     Each bidder may submit more than one bid in response to this solicitation. However, the bidder shall only submit one bid for each Transfer Station or Solid Waste Management that it designates for the acceptance of MSW in each bid submitted in response to this solicitation. NYCDOS will reject as non-responsive all bids other than the bid setting forth the lowest Price per Ton submitted by a bidder designating the same Transfer Station or Solid Waste Management Facility for the acceptance of MSW.

     This solicitation is the fourth step in the phased reduction of the disposal of New York City's MSW at the Fresh Kills Landfill on Staten Island. NYCDOS may issue additional solicitations at later dates as the phased closure of the Fresh Kills Landfill proceeds.

2.   TERM OF THE CONTRACT

     The Contract(s) to be awarded will be for a term of three years with an option to extend the Contract, at NYCDOS' discretion, for two additional terms of up to one year each.

                                     A1 - 2

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                      BID-SPECIFIC INFORMATION FOR BIDDERS

3.   TIME AND PLACE FOR THE RECEIPT OF BIDS

     The Department shall receive all sealed bids at the following location on or before the date and time set forth below:

               New York City Department of Sanitation
               Contracts Unit
               51 Chambers Street
               Room 806
               New York, New York 10007
               Attention: Contract Supervisor

               Date: FEBRUARY 15, 2000

               Time: BY 10:30 A.M.

4.   PRE-BID CONFERENCE

     The Department will hold a pre-bid conference on the date and time and at the location set forth below:

     TIME:            10:00 A.M.

     DATE:            JANUARY 19, 2000

     PLACE:           110 WILLIAMS STREET, 4TH FL., ROOM 4AB
                      NEW YORK, NY 10038

     Bidder attendance at this pre-bid conference is:

            MANDATORY / /        OPTIONAL /X/

     Failure to attend a mandatory pre-bid conference may constitute grounds for the rejection of your bid.

     Nothing stated at the pre-bid conference shall change the terms or conditions of this Invitation for Bids unless a change is made by written amendment as provided in Section 7, below.

     Please notify the Agency Contact of the number of representatives from your firm that will attend the conference at least five City working days before the date of the pre-bid conference.

                                     A1 - 3

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                      BID-SPECIFIC INFORMATION FOR BIDDERS

5.   AGENCY CONTACT PERSON

     Any questions or correspondence relating to this Invitation for Bids must be addressed to:

     Name:       Arthur Chigas
     Title:      Bureau Contracting Officer
     Address:    125 Worth Street, New York, NY, 10013
     Telephone:  (212) 788-3730
     Fax:        (212) 788-3906.

                                     A1 - 4

                             INFORMATION FOR BIDDERS
           (STANDARD INFORMATION FOR ALL SUPPLY AND SERVICE CONTRACTS)

                                TABLE OF CONTENTS

1.   Information Specific to this Bid Solicitation.............................. A2 - 1
2.   Bid Submission Requirements................................................ A2 - 1
3.   Definitions................................................................ A2 - 1
4.   Invitation For Bids and Contract Documents................................. A2 - 1
5.   Examination of Proposed Contract........................................... A2 - 2
6.   Form of Bid................................................................ A2 - 3
7.   Bidder's Oath.............................................................. A2 - 3
8.   Site Visit................................................................. A2 - 4
9.   Bids Must Be Typewritten or Written Legibly in Ink......................... A2 - 4
10.  Telegraphic or Mailgram Bids............................................... A2 - 4
11.  Irrevocability of Bid...................................................... A2 - 4
12.  Acknowledgment of Amendments............................................... A2 - 4
13.  Bid Samples and Descriptive Literature..................................... A2 - 4
14.  Proprietary Information; Trade Secrets..................................... A2 - 4
15.  Pre-Opening Modification or Withdrawal of Bids............................. A2 - 5
16.  Bid Evaluation and Award................................................... A2 - 5
17.  Late Bids, Late Withdrawals and Late Modifications......................... A2 - 5
18.  Withdrawal of Bids......................................................... A2 - 5
19.  Mistake in Bids............................................................ A2 - 5
20.  Low Tie Bids............................................................... A2 - 6
21.  Rejection of Bids.......................................................... A2 - 7
22.  Right to Appeal Determinations of Non-Responsiveness or Non-Responsibility
     and Right to Protest Solicitations and Award............................... A2 - 8
23.  Affirmative Action and Equal Employment Opportunity........................ A2 - 8
24.  MacBride Principles........................................................ A2 - 8
25.  Burma Provisions........................................................... A2 - 8
26.  VENDEX Questionnaire....................................................... A2 - 8
27.  Complaints about Bid Process............................................... A2 - 8
28.  Bid Security............................................................... A2 - 9
29.  Performance Bond........................................................... A2 - 9
30.  Payment Bond...............................................................A2 - 10
31.  Power of Attorney in Connection with Payment and Performance Bonds.........A2 - 10
32.  Deposits of Money or Specified Obligations in Lieu of Payment and
     Performance Bonds..........................................................A2 - 10
33.  Failure to Execute Contract................................................A2 - 10
34.  Financial Qualifications...................................................A2 - 10
35.  Division of Labor Services.................................................A2 - 11
36.  Applicability of the Procurement Policy Board Rules........................A2 - 11
37.  Techniques for Obtaining Participation by Minority-Owned and/or
     Women-Owned Business Enterprises (M/WBE)...................................A2 - 11
38.  Pricing....................................................................A2 - 14
39.  Bid Sheets.................................................................A2 - 14
40.  Computer Equipment and Software............................................A2 - 14

                                     A2 - i

                           SUPPLY AND SERVICE CONTRACT
                        STANDARD INFORMATION FOR BIDDERS
           (STANDARD INFORMATION FOR ALL SUPPLY AND SERVICE CONTRACTS)

1.   INFORMATION SPECIFIC TO THIS BID SOLICITATION

     See the Bid-Specific Information for Bidders, attached as part of MODULE A.

2.   BID SUBMISSION REQUIREMENTS

     2.1 Each bidder must submit the completed bid in a sealed envelope. This envelope must indicate:

           (a)  the name of the person, firm or corporation presenting the bid;

           (b)  the bid opening date;

           (c)  the PIN number; and

           (d)  the bid title.

           The bidder must sign and have the bid and all other documents requiring signature notarized. Failure to comply with these instructions may result in rejection of your bid.

     2.2 For a bid to be deemed responsive, the bidder must complete and submit the following forms contained in the Bid Booklet. Failure to comply with any of the following bid submission requirements may result in rejection of your bid:

           (a) Bid Form, including the MacBride Principle Provisions Checkoff, the Burma Provisions Checkoff, and the Affirmation of Non-Debt (Tax Affirmation);

           (b)  Bid Security (if required by SCHEDULE A);

           (c)  VENDER Questionnaires (if required; see Section 26, below); and

           (d) M/WBE Information/Utilization Plan (if required; see Section 37, below).

3.   DEFINITIONS

     The definitions set forth in Chapter 1 of the Rules of the Procurement Policy Board of the City of New York (the "PPB RULES") apply to this Information for Bidders. All references to "SECTION" in this information for Bidders mean a section of the Instructions to Bidders, unless the surrounding text clearly indicates otherwise.

4.   INVITATION FOR BIDS AND CONTRACT DOCUMENTS

     4.1 Except for titles, subtitles, headings, running headlines, tables of contents and indices (all of which are printed in this Invitation for Bids merely for convenience) the following, except for such portions as may be specifically excluded, are deemed to be part of the Contract and the Bid Documents:

           (a)  the Advertisement and Invitation for Bids.

           (b)  the Bid.

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     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

           (c)  the Agreement.

           (d)  the Budget Director's Certificate.

           (e)  the Specifications.

           (f)  the Contract Drawings (if any).

           (g) all addenda issued by the Commissioner prior to the receipt of bids (if any).

           (h) all provisions required by law to be inserted in this contract whether actually inserted or not.

           (i)  the Notice of Award.

           (j)  Performance and Payment Bonds (if required by SCHEDULE A).

           (k)  the Notice to Commence Work.

     4.2 For particulars as to this procurement, including quantity and quality of the purchase, extent of the work or labor to be performed, delivery and performance schedule, and any other special instructions, prospective bidders are referred to the Scope of Work / Detailed Specifications of the Invitation for Bids. A full set of the documents composing the Invitation for Bids, including the Scope of Work / Detailed Specifications, can be obtained at the following location: New York City Department of Sanitation, 51 Chambers Street, Room 807, New York, N.Y. 10007, Attn: Contracts Unit (212) 788-8085/8086.

     4.3   Deposit for Copy of Invitation for Bids Documents

           Prospective bidders may obtain a copy of the Invitation for Bid documents by complying with the conditions set forth in the Advertisement for Bids. If required, the deposit must be in the form of a money order, or a certified check made payable to the order of the City of New York, and drawn upon a state or national bank or trust company, or of a check of such bank or trust company signed by a duly authorized officer.

     4.4   Return of Deposit

           The Department will return such deposit within 30 days after the award of the contract or the rejection of all bids as set forth in the Advertisement for Bids provided that the Invitation for Bids documents are returned to the Department's Contract Clerk in physical condition satisfactory to the Agency Chief Contracting Officer.

     4.5   Additional Copies

           Additional copies of the Invitation For Bids documents may be obtained, subject to the conditions set forth in the advertisement for bids.

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     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

5.   EXAMINATION OF PROPOSED CONTRACT

     5.1   Request for Interpretation or Correction

     Prospective bidders must examine the Contract Documents carefully, and before bidding must request the Commissioner in writing for an interpretation or correction of every patent ambiguity, inconsistency or error in the Contract Documents that should have been discovered by a reasonably prudent bidder. The Commissioner's interpretation or correction, as well as any additional contract provisions the Commissioner may decide to include, will be issued in writing by the Commissioner as an addendum to the contract, which will be sent by mail or delivered to each person recorded as having received a copy of the contract documents from the Contract Clerk, and will also be posted at the place where the contract documents are available for the inspection of prospective bidders. Upon such mailing or delivery and posting, such addendum becomes a part of the contract documents, and binding on all bidders, whether or not actual notice of such addendum is shown.

     5.2 Only Agency Chief Contracting Officer's Interpretation or Correction Binding

     Only the written interpretation or correction so given by the Agency Chief Contracting Officer shall be binding, and prospective bidders are warned that no other officer, agent or employee of the City is authorized to give information concerning, or to explain or interpret, the contract.

6.   FORM OF BID

     Each bid shall be submitted upon the prescribed form and must contain:

     6.1 the name, residence and place of business of the person or persons making the same;

     6.2 the names of all persons interested in the bid, and if no other person is so interested, such fact must be distinctly stated;

     6.3 a statement to the effect that it is made without any connection with any other person making a bid for the same purpose and that it is in all respects fair and without collusion or fraud;

     6.4 a statement that no Councilman or other officer or employee or person whose salary is payable in whole or part from the City Treasury is directly or indirectly interested in the supplies, materials or equipment and work or labor to which it relates, or in any portion of the profits that may be made thereof;

     6.5 a statement that the bidder is not in arrears to the City or to any agency upon a debt or contract or taxes, and is not a defaulter as surety or otherwise upon any obligation to the City or to any City agency except as set forth in the bid.

7.   BIDDER'S OATH

     7.1 The bid shall be properly signed by an authorized representative of the bidder, and the bid shall be verified by the written oath of the authorized representative who signed the bid that the several matters stated and information furnished in the bid are in all aspects true.

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     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

     7.2 If the bidder willfully or fraudulently makes a materially false statement in connection with the bid, or on any of the forms completed and submitted with the bid, the City may terminate any contract between the City and the bidder. The bidder may also be barred from participating in future City contracts and may be subject to criminal prosecution.

8.   SITE VISIT

     Where the solicitation involves performance of services on City facilities, all bidders are urged and expected to inspect the site where services are to be performed and to satisfy themselves as to all general and local conditions that may affect the cost of performance of the Contract. In no event will a failure to inspect a site constitute grounds for withdrawal of a bid after opening or for a claim after award of the Contract.

9.   BIDS MUST BE TYPEWRITTEN OR WRITTEN LEGIBLY IN INK

     Each bidder shall submit its bid typewritten or written legibly in ink and shall sign the bid in ink. The signer shall initial in ink any and all erasures or alterations to the bid. Failure to conform with the requirements of this Section shall result in rejection of the bid.

10.  TELEGRAPHIC OR MAILGRAM BIDS

     Facsimile, telegraphic or mailgram bids are not allowed in response to this solicitation. See the Contract-Specific Information for Bidders for the Time and Place for Receipt of Bids.

11.  IRREVOCABILITY OF BID

     The prices set forth in the bid cannot be revoked and shall be effective until the award of the contract, unless the bid is withdrawn as provided for in Sections 15 and 18, below.

12.  ACKNOWLEDGMENT OF AMENDMENTS

     The bidder shall acknowledge the receipt of any amendment to the contract documents.

13.  BID SAMPLES AND DESCRIPTIVE LITERATURE

     The bidder shall not submit bid samples and descriptive literature unless expressly requested elsewhere in the contract or contract documents. The Department shall not examine or test any unsolicited bid samples or descriptive literature that are submitted, nor shall such submissions be deemed to vary any of the provisions of this contract.

14.  PROPRIETARY INFORMATION; TRADE SECRETS

     The bidder shall identify those portions of its bid that it deems to be confidential, proprietary information or trade secrets and shall provide justification as to why the City shall not disclose such material. The bidder shall clearly indicate all materials the bidder desires to remain confidential by stamping the top and bottom of the pages on which such information appears with the word "CONFIDENTIAL." Such materials stamped "CONFIDENTIAL" must be easily separable from the non-confidential sections of the bid.

     The Department shall review all such materials so indicated and shall communicate in writing to the bidder any decision not to honor a request for confidentiality. For those

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     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

     bids that are unsuccessful, the Department shall return all such confidential materials to the bidder. The Department shall make available to the public all prices, makes and model or catalog numbers of the items offered, deliveries, and terms of payment after bid opening regardless of any designation of confidentiality made by the bidder.

15.  PRE-OPENING MODIFICATION OR WITHDRAWAL OF BIDS

     A bidder may modify or withdraw any bid by providing the Department with written notice, which must be received in the office designated in the Bid-Specific Information for Bidders before the time and date set for the bid opening. A facsimile, telegraphic or mailgram modification or withdrawal shall be effective provided that it is received in the manner set forth in the PPB Rules.

     If a bid is withdrawn in accordance with this Section, the bid security, if any, will be returned to the bidder.

16.  BID EVALUATION AND AWARD

     In accordance with the New York City Charter, the PPB Rules and the terms and conditions of this Invitation For Bids, the Department shall award this contract, if at all, to the responsible bidder, whose bid meets the requirements and evaluation criteria set forth in this Invitation For Bids, and whose bid price is either the most favorable bid price or, if this Invitation For Bids so states, the most favorable evaluated bid price. A bid may not be evaluated for any requirement or criterion that is not disclosed in the Invitation For Bids.

     RESTRICTIONS: No negotiations with any bidder shall be allowed to take place except under the circumstances and in the manner set forth in Section 21.3, below. Nothing in this Section shall be deemed to permit a contract award to a bidder submitting a higher quality item than that designated in the Invitation For Bids if that bid is not also the most favorable bid.

17.  LATE BIDS, LATE WITHDRAWALS AND LATE MODIFICATIONS

     Any bid received at the place designated in the Invitation for Bids after the time and date set for the receipt of bids is late and shall not be considered. Any request for withdrawal or modification received at the place designated in the Invitation for Bids after the time and date set for receipt of bids is late and shall not be considered.

     The exception to this provision is that a late modification of a successful bid that makes the bid terms more favorable to the City shall be considered at any time it is received.

18.  WITHDRAWAL OF BIDS

     Except as provided for in Section 15, above, a bidder may not withdraw its bid before the expiration of 45 days after the date of the opening of bids; thereafter, a bidder may withdraw its bid only in writing and in advance of an actual award. If within 60 days after the execution of the contract, the Commissioner fails to fix the date for commencement of work by written notice to the bidder, the bidder, at his option, may ask to be relieved of his obligation to perform the work called for by written notice to the Commissioner. If such notice is given to the Commissioner and the request to withdraw is granted, the bidder waives all claims in connection with this contract.

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     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

19.  MISTAKE IN BIDS

     19.1  Mistake Discovered Before Bid Opening

     A bidder may correct mistakes discovered before the time and date set for bid opening by withdrawing or correcting the bid as provided in Section 15, above.

     19.2  Mistakes Discovered Before Award

     In accordance with the PPB Rules, if a bidder alleges a mistake in bid after bid opening and before award, the bid may be corrected or withdrawn upon written approval of the Agency Chief Contracting Officer and Agency Counsel if the following conditions are met:

           (a) Minor INFORMALITIES. Minor informalities in bids are matters of form rather than substance evident from the bid document, or insignificant mistakes that can be waived or corrected without prejudice to other bidders; that is, the effect on price, quantity, quality, delivery, or contractual conditions is negligible. The Agency Chief Contracting Officer may waive such informalities or allow the bidder to correct them depending on which is in the best interest of the City.

           (b) MISTAKES WHERE INTENDED CORRECT BID IS EVIDENT. If the mistake and the intended correct bid are clearly evident on the face of the bid document, the bid shall be corrected to the intended correct bid and may not be withdrawn. Examples of mistakes that may be clearly evident on the face of the bid document are typographical errors, errors in extending unit prices, transposition errors, and arithmetical errors.

           (c) MISTAKES WHERE INTENDED CORRECT BID IS NOT EVIDENT. A bidder may be permitted to withdraw a low bid if:

                (1) a mistake is clearly evident on the face of the bid document but the intended correct bid is not similarly evident; or

                (2) the bidder submits proof of evidentiary value that clearly and convincingly demonstrates that a mistake was made.

     19.3  Mistakes Discovered After Award.

           Mistakes shall not be corrected after award of the contract except where the City Chief Procurement Officer subject to the approval of Corporation Counsel makes a written determination that it would be unconscionable not to allow the mistake to be corrected.

     19.4  Remedy for Mistake.

           Unless otherwise required by law, the sole remedy for a bid mistake in accordance with this Section 19 shall be withdrawal of that bid, and the return of the bid bond or other security, if any, to the bidder. Thereafter, the agency may, in its discretion, award the contract to the next lowest bidder or rebid the contract. Any amendment to or reformation of a bid or a contract to rectify such an error or mistake in the bid or contract is strictly prohibited.

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     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

20.  LOW TIE BIDS

     20.1 When two or more low responsive bids from responsible bidders are identical in price, meeting all the requirements and criteria set forth in the Invitation For Bids, the Agency Chief Contracting Officer will break the tie in the following manner and order of priority:

           (a) Award to a certified New York City small minority or woman-owned business entity bidder;

           (b)  Award to a New York City bidder;

           (c) Award to a certified New York State small, minority or woman-owned business bidder;

           (d)  Award to a New York State bidder.

     20.2 If two or more bidders still remain equally eligible after application of Section 20.1, above, award shall be made by a drawing by lot limited to those bidders. The bidders involved will be invited to attend the drawing. A witness shall be present to verify the drawing and shall certify the results on the bid tabulation sheet.

21.  REJECTION OF BIDS

     21.1  Rejection of Individual Bids.

           The  Agency Head may reject a bid if:

           (a) The bidder fails to furnish any of the information required by Sections 26 and 34.1;

           (b) The bidder is determined to be non-responsible pursuant to the PPB Rules;

           (c) The bid is determined to be non-responsive pursuant to the PPB Rules; or

           (d) The bid, in the opinion of the Agency Chief Contracting Officer, contains unbalanced bid prices and is thus nonresponsive, unless the bidder can show that the prices are not unbalanced for the probable required quantity of such items, or if the imbalance is corrected pursuant to Section 15.

     21.2  Rejection of All Bids

           The Agency, upon written approval by the Agency Chief Contracting Officer, may reject all bids and may elect to resolicit bids if in its sole opinion it deems it in the best interest of the City so to do.

     21.3  Rejection of All Bids and Negotiation With All Responsible Bidders

           The Agency Head may determine that it is appropriate to cancel the Invitation For Bids after bid opening and before award and to complete the acquisition by negotiation. This determination shall be based on one of the following reasons:

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     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

           (a) All otherwise acceptable bids received are at unreasonable prices, or only one bid is received and the Agency Chief Contracting Officer cannot determine the reasonableness of the bid price, or no responsive bid has been received from a responsible bidder; or

           (b) In the judgment of the Agency Chief Contracting Officer, the bids were not independently arrived at in open competition, or were submitted in bad faith. When the Agency Head has determined that the Information for Bids is to be canceled and that use of negotiation is appropriate to complete the acquisition, the Agency Chief Contracting Officer may negotiate and award the contract without issuing a new solicitation subject to the following conditions:

                (1) The Agency Chief Contracting Officer has given each responsible bidder that submitted a bid in response to the Invitation for Bids prior notice of the intention to negotiate and a reasonable opportunity to negotiate;

                (2) The negotiated price is the lowest negotiated price offered by any responsible bidder; and

                (3) The negotiated price is lower than the lowest rejected bid price of a responsible bidder that submitted a bid in response to the Invitation for Bids.

22. RIGHT TO APPEAL DETERMINATIONS OF NON-RESPONSIVENESS OR NON-RESPONSIBILITY AND RIGHT TO PROTEST SOLICITATIONS AND AWARD.

     The bidder has the right to appeal a determination of non-responsiveness or non-responsibility and has the right to protest a solicitation and award, pursuant to the PPB Rules.

23.  AFFIRMATIVE ACTION AND EQUAL EMPLOYMENT OPPORTUNITY

     This Invitation For Bids is subject to applicable provisions of Federal, State, and Local Laws and executive orders requiring affirmative action and equal employment opportunity.

24.  MACBRIDE PRINCIPLES

     This Invitation for Bids is subject to the provisions of Title 6, Chapter 1, Section 6-115.1 of the New York City Administrative Code.

25.  BURMA PROVISIONS

     This Invitation for Bids is subject to the provisions of Title 6, Chapter 1, Section 6-115 of the New York City Administrative Code.

26.  VENDEX QUESTIONNAIRE

     Pursuant to Administrative Code Section 6-116.2 and the PPB Rules, bidders may be obligated to submit completed VENDEX questionnaires with this bid. Generally, if this bid is $100,000 or more, or if this bid when added to the sum total of all contacts, concessions and franchises the bidder has received from the City and any Subcontract

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     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

     received from City contractors over the past twelve months, equals or exceeds $100,000, a prospective bidder must complete and submit VENDEX questionnaires with this bid. Any questions concerning this requirement must be submitted to the Agency Chief Contacting Officer or the Agency Contact person for this contract.

27.  COMPLAINTS ABOUT THE BID PROCESS

     The New York City Comptroller is charged with the audit of contracts in New York City. Any vendor who believes that there has been unfairness, favoritism or impropriety in the bid process should inform the Comptroller, Office of Contract Administration, One Centre Street, Room 835, New York, New York; telephone number (212) 669-3000.

28.  BID SECURITY

     28.1 If bid security is required in the SCHEDULE A, the Department will not receive or consider a bid unless bid security accompanies the bid.

     28.2 If a Bid Bond is utilized, the Bid Bond must be in the form set forth in these solicitation documents and must be issued by a surety company that is authorized to do business in the State of New York. The Bid Bond shall insure the City of New York to the extent of not less than 10% of the amount of the Bid Contract Price.

     28.3 In lieu of a Bid Bond, a bid security deposit may accompany the bid in approximately the sum of 2% of the amount of the Bid Contract Price. Such deposit shall consist of a certified check upon a state or national bank or trust company or a check of such bank or trust company signed by one of its duly authorized officers, drawn to the City, which the Comptroller shall approve as of equal value with the sum so required.

     28.4 A prospective bidder may not enclose the bid security (in whatever form) in the envelope containing the bid; rather, the bidder must submit the bid deposit separately to the Commissioner's representative upon presentation of the bid.

     28.5 The bid security assures the City of New York and the Department of the adherence of the bidder to its bid and, if its bid is accepted, the execution of the contract in form as attached to these sonication documents.

     28.6  Return of Bid Security.

           (a) Within 10 days after the bid opening, the Comptroller will be notified to return the deposits of all but the three lowest bidders. Within five days after the award, the Comptroller will be notified to return the deposits of the remaining two unsuccessful bidders.

           (b) Within five days after the execution of the Contract and the acceptance of the Contractor's bonds, the Comptroller will be notified to return the bid security of the successful bidder or, if performance and payment bonds are not required, only after the sum retained under Article 6 of the Agreement equals the amount of the bid security.

           (c) Where all bids are rejected, the Comptroller will be notified to return the deposits of the three lowest bidders at the time of rejection.

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     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

29.  PERFORMANCE BOND

     If required in SCHEDULE A (attached as part of MODULE E), the successful bidder shall, prior to or at the time of the execution of the contract, deliver to the City an executed bond in form prescribed in these solicitation documents and having as surety under the Performance Bond such surety company or companies as are approved by the Comptroller and are acceptable to the Department of Sanitation, in the amount set forth in SCHEDULE A to secure the faithful performance and completion of the contract.

30.  PAYMENT BOND

     If required in SCHEDULE A (attached as part of MODULE E), the successful bidder shall, prior to or at the time of execution of the contract, deliver to the City an executed bond in form prescribed in the solicitation documents and having as surety thereunder, such surety company or companies as are approved by the Comptroller and are acceptable to the Department of Sanitation, in the amount said forth in SCHEDULE A, as security for the payment for all persons performing Labor or furnishing materials in connection with the contract.

31.  POWER OF ATTORNEY IN CONNECTION WITH PAYMENT AND PERFORMANCE BONDS

     Attorneys in fact who sign performance or payment bonds must file with each bond a certified copy of their power of attorney to sign said bond or bonds.

32. DEPOSITS OF MONEY OR SPECIFIED OBLIGATIONS IN LIEU OF PAYMENT AND PERFORMANCE BONDS

     32.1 In lieu of a performance or payment bond, the successful bidder may deposit with the Comptroller money or an obligation of the City of New York, which the Comptroller shall approve as of equal value with the amount of the bond or bonds required in the Schedule of Bonds and Liability Insurance.

     32.2 The Comptroller may sell and use the proceeds of the money or obligations specified in Section 32.1 for any purpose for which the principal or surety on such bond would be liable under the terms of the contract. If money is deposited with the Comptroller, the successful bidder shall not be entitled to receive interest on such money from the City.

     32.3 Whenever the successful bidder deposits money in lieu of a performance or payment bond, the deposit may be in the form of a bank check or certified check payable to the New York City Sanitation Department in the amount specified in the Schedule of Bonds and Insurance.

33.  FAILURE TO EXECUTE CONTRACT

     If the successful bidder fails to execute the contract and to furnish any required security and insurance within 10 days after notice of the award of the contract, the City will retain the successful bidder's deposit, or so much of it as shall be applicable to the amount of the award made, and the successful bidder shall be liable for and hereby agrees to pay on demand the difference between the price bid and the price for which such contract shall be subsequently awarded, including the cost of any required reletting and less the amount of such deposit. No plea of mistake in such accepted bid shall be available to

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     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

     the bidder for the recovery of the deposit or as a defense to any action based upon such accepted bid.

34.  FINANCIAL QUALIFICATIONS

     34.1 The Department may require any bidder or prospective bidder to furnish all books of account, records, vouchers, statements or other information concerning the bidder's financial status for examination as may be required by the Department to ascertain bidder's responsibility and capability to perform the contract.

     34.2 If the bidder fails or refuses to supply any of the documents or information set forth in Section 34.1 or fails to comply with any of the requirements of Section 34.1, the Department may reject the bid.

35.  DIVISION OF LABOR SERVICES

     35.1  Who Must File a Complete Employment Report:

           In accordance with Executive Order No. 50 (1980) as modified by Executive Order No. 108 (1986), filing a completed Employment Report is a requirement of doing business with the City of New York.

           (a) The bidder has been identified as the lowest bidder for a supply or service contract or his proposal for supplies or services has been accepted;

           (b)  The contract value exceeds $50,000; and

           (c)  The bidder's firm employs 50 or more people.

           Each successful bidder must file an Employment Report if he meets each of the three conditions shown above.

           In addition, subcontractors, suppliers, or vendors performing on the contract who meet conditions (b) and (c) above also must file an Employment Report.

           The Employment Report is included in the solicitation package. Upon request, NYCDOS will send a copy to the low bidder under separate cover. The bidder should read the INSTRUCTIONS FOR A SUPPLY AND SERVICE CONTRACTOR'S EMPLOYMENT REPORT carefully.

     35.2  Who Must File a "Less Than 50 Employees" Certificate:

           (a) A successful bidder whose contract value exceeds $50,000 may submit only a "Less Than 50 Employees Certificate" when at all of its facilities it employs fewer than 50 employees.

           (b) A subcontractor, vendor or supplier that holds a subcontract that exceeds $50,000 may submit only a "Less Than 50 Employees Certificate" when at all of its facilities it has fewer than 50 employees.

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     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

36.  APPLICABILITY OF THE PROCUREMENT POLICY BOARD RULES

     This Invitation for Bids is subject to the PPB Rules, as such rules may be amended from time to time. In the event of a conflict between the PPB Rules and a provision of this Invitation for Bids, the PPB Rules take precedence.

37. TECHNIQUES FOR OBTAINING PARTICIPATION BY MINORITY-OWNED AND/OR WOMEN-OWNED BUSINESS ENTERPRISES (M/WBE)

     In accordance with Section 3-07 through 3-11 of the Rules of the Department of Business Services ("M/WBE RULES"), which prescribe techniques that may be used by contracting agencies to attain the goals set forth in their approved M/WBE Utilization Plans, the following provision shall apply to this procurement. Section numbers in the section headings refer to the relevant sections of the M/WBE Rules. Information concerning certified MBEs and/or WBEs engaged in businesses relevant to this contract is available by contacting:

          New York City Department of Sanitation
          Contracts Unit
          51 Chambers Street, Room 807
          New York, N.Y. 10007
          Attn: Dan Heller
          Contract Supervisor
          (212) 788-7965

     37.1 / / (APPLICABLE ONLY IF CHECKED) CONTRACT SUBJECT TO M/WBE Utilization Requirements - M/WBE Rules Section 3-08

           (a) This contract is subject to the utilization requirements for participation of certified M/WBEs, AS SPECIFIED BELOW. The required utilization in this contract is ___% of the contract amount for certified MBEs and/or WBEs. If specified below, the required utilization for the specific categories of certified firms in this contract is as follows: ___% MBEs, and ___% WBEs. A prime contractor which is itself a certified firm may not count its own participation in the contract toward the attainment of a utilization requirement.

           (b) No later than seven days prior to the deadline for submission of bids or proposals, a potential bidder or proposer may request the contracting agency to grant a full or partial waiver of the MBE and/or WBE utilization requirements established for a contract, upon the grounds that the reasonable and necessary requirements of the contract render subcontracting or other participation of business other than the bidder or proposer infeasible, or infeasible at the levels required by the utilization requirements established for the contract. Such request shall be made in writing to the agency and shall be accompanied by supporting documentation. Notice of any such waiver will be given to, and will apply to, all bidders.

           (c) The utilization requirements set forth in Section 37.1(a) may be met in one or more of the following ways.

                                     A2 - 12

     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

                (1) A contractor may subcontract work to certified firms, in which case the dollar amount of the work to be paid to the certified firms shall be credited toward the contractor's attainment of the relevant requirement.

                (2) The contractor may enter into a joint venture agreement with one or more certified firms, in which case the percentage of the total dollar amount of the contract which is proportionate to the percentage of the total profit from the contract to which the certified firms are entitled, as stated in the joint venture agreement, shall be credited toward the contractor's attainment of the relevant requirement.

           (d) / / (APPLICABLE ONLY IF CHECKED) The dollar amount paid by a contractor to purchase the supplies or services listed below from a certified firm shall be credited toward attainment of the requirement.

                     Supplies or Services:

                     (to be completed by Agency)

                     ______________________________

                     ______________________________

                     ______________________________

           (e) / / (APPLICABLE ONLY IF CHECKED) Bidders must be identify in their bids the certified firms that shall be utilized to achieve the requirements established above. Accordingly, bidders shall submit a contractor utilization plan with their bids indicating:

                (1) the type of work to be performed by certified MBEs and/or WBEs, and the approximate amounts they are to be paid for such work;

                (2) the name and employer identification number or social security number of each certified MBE and WBE that will perform such work;

                (3) verification letters from each such MBE and WBE evidencing that it has agreed to enter into a formal agreement for the work, and indicating the price agreed upon for such work; and

                (4) / / (APPLICABLE ONLY IF CHECKED) the time frames when work to be performed by each such MBE and WBE is scheduled to begin and end.

                A bid which does not meet the utilization requirements established above shall be rejected as non-responsive.

           (f) / / (APPLICABLE ONLY IF CHECKED) Bidders must agree as a material condition of the contract that they shall meet the utilization requirements established above. Accordingly, the apparent low bidder

                                     A2 - 13

     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

                shall WITHIN FIVE CALENDAR DAYS AFTER THE BID OPENING submit a contractor utilization plan with their bids indicating:

                (1) the type and dollar value of work designated for participation by certified MBEs and/or WBEs. The plan may identify in the alternative parts of the work that may be used to fulfill the requirements for participation of certified firms;

                (2) / / (APPLICABLE ONLY IF CHECKED) the time frames when work designated for participation by certified MBEs and/or WBEs is scheduled to begin and end; and

                (3) the manner in which the bidder intends to secure certified MBEs and/or WBEs to perform such work.

                IN THE EVENT THE BIDDER FAILS, WITHIN THE TIME FRAME INDICATED ABOVE, TO DESIGNATE PORTIONS OF THE WORK IN WHICH THERE WILL BE PARTICIPATION OF CERTIFIED MBES AND/OR WBES SUFFICIENT TO MEET THE UTILIZATION REQUIREMENTS ESTABLISHED ABOVE, SUCH BID SHALL BE REJECTED AS NON-RESPONSIVE. If for this or any other reason, the apparent low bidder is deemed non-responsive, the next low bidder will be required to submit a utilization plan within five calendar days after fax notification by the Department confirmed by return fax or phone call that it is the apparent low bidder.

                Within 30 days after the award, the contractor shall identify to the agency the names and employer identification numbers or social security numbers of the certified firms that will be participating in the contract, and the amount they are to be paid for their work.

     37.2  / / APPLICABLE ONLY IF CHECKED) TARGETED SOLICITATION - M/WBE RULES
           SECTION 3-11.

           This is a targeted solicitation limited to certified prequalified MBEs and/or WBEs and qualified joint ventures, as set forth in M/WBE Rules Section 3-11 and the PPB Rules.

     37.3  COMPLIANCE REPORTING - M/WBE RULES SECTION 3-15(a)

           All contractors shall identify whether they, and any subcontractors they employ. . on this contract, are certified as MBEs and/or WBEs.

38.  PRICING

     Whenever requested by the Department during the time of bidding, the bidder shall, submit cost or pricing data to the Department and formally certify that, to the best of its knowledge and belief, such cost or pricing data submitting is accurate, complete, and current as of a mutually determined specified date. If such bidder fails to submit the required data to support a price, then the Agency Chief Contracting Officer shall not allow the price. The Agency Chief Contracting Officer shall retain such certificate in the Department contract file.

                                     A2 - 14

     STANDARD INFORMATION FOR BIDDERS - NYCDOS SUPPLY AND SERVICE CONTRACTS

39.  BID SHEETS - SCHEDULE OF PRICES

     Please use the Bid Sheets (the Schedule of Prices) attached as part of MODULE B in this Invitation for Bids for your unit price quotations, projected total costs for the term of the contract, and amount quotations, as requested on the Bid Sheets.

40.  COMPUTER EQUIPMENT AND SOFTWARE

     All computer equipment and software provided under this Contract must be Year 2000 compliant. See the provisions in the Contract for the details of this requirement.

                                     A2 - 15

                                    MODULE B:


                                  BID MATERIALS


                                     THE BID


                          Information about the Bidder

                      Bidder Representation and Warranties

               Schedule of Prices (for Unit Price Contracts only)

                          Bid Sheet and Signature Page

                     Bidder's Affidavit (must be notarized)

                    Affirmation of Non-Debt (Tax Affirmation)

                         Bid Bond Form (when applicable)

--------------------------------------------------------------------------------

                                                                        MODULE B

                                     NOTICE

Before bidding, bidders must satisfy themselves by personal examination of the Plans, Specifications, Agreement and location of the proposed work and by such other means as they may prefer; as to the nature and extent of the work required, and they must determine for themselves, and allow for all difficulties which may be encountered in the prosecution of the work.

       FAILURE TO COMPLETE THE BID IN DETAIL MAY RESULT IN ITS REJECTION.

                THE CITY OF NEW YORK DEPARTMENT OF SANITATION BID
        FOR FURNISHING ALL LABOR AND MATERIAL NECESSARY AND REQUIRED FOR:

          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                               PIN#: 82700W D00124

Name of Bidder:_________________________________________________________________

Tel #:_____________________________       Fax #:__________________________

Bidder is: CHECK ONE: / / Individual  / / Partnership
                      / / Corporation / / Joint Venture

Tax Payers ID # of Bidder:______________________________________________________

Residence of Bidder [If Individual]:____________________________________________

Place of Business of Bidder:____________________________________________________

Date of Bid:____________________________________________________________________

   (IF BIDDER IS A PARTNERSHIP OR A JOINT VENTURE, FILL IN THE FOLLOWING BLANKS)

NAME OF PARTNERS OR JOINT VENTURERS     RESIDENCE OF PARTNERS OR JOINT VENTURERS

___________________________________     ________________________________________

___________________________________     ________________________________________

___________________________________     ________________________________________

           (IF BIDDER IS A CORPORATION, FILL IN THE FOLLOWING BLANKS)

Organized under the Laws of the State of:_______________________________________

Name and Home Address of President:_____________________________________________

________________________________________________________________________________

Name and Home Address of Secretary:_____________________________________________

________________________________________________________________________________

Name and Home Address of Treasurer:_____________________________________________

________________________________________________________________________________

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                      BIDDER REPRESENTATIONS AND WARRANTIES

Each of the above-named bidders hereby certifies, affirms, and declares:

1. This bidder is of lawful age and the only one interested in this bid; and that no person, corporation, or organization other than hereinabove named has any interest in this bid or in the contract proposed to be taken.

2. This bidder and each person signing on this bidder's behalf do hereby certify, under penalty of perjury, that to the best of each of such person's knowledge and belief:

     - The prices in this bid has been arrived at independently without collusion, consultation, communication, or agreement for the purpose of restricting competition, as to any matter relating to such price with any other bidder or with any competitor or potential competitor; and

     - Unless otherwise required by law, the prices quoted in this bid have not been knowingly disclosed by such person and will not knowingly be disclosed by such person prior to bid opening, directly or indirectly, to any other bidder or to any competitor; and

     - Such person has made and will make no attempt to induce any other person, corporation, or organization to submit or not to submit a bid for the purpose of restricting competition; and

     - No councilman or other officer or employee or person whose salary is payable in whole or in part from the City Treasury is directly or indirectly interested in this bid, or in the supplies, materials, equipment, work or labor to which it relates, or in any of the profits thereof; and

     - This bidder is not in arrears to the City of New York upon any debt, contract, or taxes and is not a defaulter, as surety or otherwise, upon obligation to the City of New York, and has not been declared not responsible, or disqualified, by any agency of the City of New York or the State of New York, nor is there any proceeding pending relating to the responsibility or qualification of this bidder to receive public contracts.

3. This bidder has inspected the site where the services are to be performed and is satisfied as to all general and local conditions that may affect the cost of performance of the contract.

4. This bidder has examined all parts of this Invitation for Bids, including but not limited to the Agreement and the terms and conditions thereof, and if the bid is accepted as submitted, this bidder shall execute the Agreement as set forth herein.

5. This bidder is duly licensed to do business in each of the City of New York and the State of New York and holds or agrees to obtain all necessary permits and other authorizations required by law or regulation for the performance of the bid contract.

6. This bidder's attention has been specifically drawn to the equal employment provisions of the bid contract and this bidder warrants that it will comply with all the terms and provisions prescribed therein.

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

7. This bidder executes this document expressly warranting and representing that should this bid be accepted by the City and the contract awarded him, he and his subcontractors engaged in the performance:

     - will comply with the provisions of Section 6-108 of the Administrative Code of the City of New York and the nondiscrimination provisions of Section 220 and 230 of the New York State Labor Law as more expressly and in detail set forth in the contract form;

     - has complied with the provisions of the aforesaid laws since their respective effective dates; and

     - will post notices, to be furnished by the City, setting forth the requirements of the aforesaid laws in prominent and conspicuous places in each and every plant, factory, building and structure where employees engaged in the performance of the contract can readily review it, and will continue to keep such notices posted until the supplies, materials and equipment, work, labor and services required to furnished or rendered by the Contractor have been finally accepted by the City.

8. This bidder has visited and examined the site of the work and has carefully examined the site of the work and has examined the contract in the form approved by the Corporation Counsel, and will execute the contract and perform all its items, covenants and conditions, and will provide furnish and deliver all work, material, supplies, tools and appliances for all labor and materials necessary or required for the hereinbefore named work, all in strict conformity with the contract, in accordance with the schedule of prices annexed hereto.

9. This bidder shall not utilize tropical hardwoods as defined in Section 167-b of the State Finance Law in the performance of this contract except as expressly permitted by the foregoing provisions of law.

10. This bidder, as an individual, as a member, partner, director, or officer of the bidder, if the same be a firm, partnership, or corporation, executes this document expressly warranting that he will comply with all provisions in the Agreement and in the Scope of Work / Detailed Specifications with respect to the provision of records.

11. The bidder has visited and examined the site of the work, has carefully examined the Contract in the form approved by the Corporation Counsel, and will execute the Contract and performs all its items, covenants, and conditions, and will provide, furnish and deliver all the work, materials, supplies, tools and appliances for all labor and materials necessary or required for the Contract work, all in strict conformity with the Contract and in accordance with the following:

     (a)    For Contracts with individual bid items:

            (1) the UNIT PRICE set forth below for each individual bid item for which a unit price has been requested; and

            (2) the LUMP SUM BID PRICE set forth below for each individual bid item for which a lump sum price, but no unit price, has been requested;

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

     (b) For Contracts where a single Lump Sum Amount has been requested without individual bid items, the TOTAL BID PRICE FOR ALL CONTRACT WORK.

     When the Contract work HAS been broken down into individual bid items, the TOTAL BID PRICE FOR ALL CONTRACT WORK is the sum of the Total Bid Amounts for the individual bid items and will be used for bid evaluation purposes only. It is not a lump sum amount to be paid for performing the Contract work.

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                          BID SHEET AND SIGNATURE PAGE.

A.   INSTRUCTIONS FOR THE COMPLETION OF THE BID SHEET.

     * The price entered adjacent to the PRICE PER TON shall be the price that the Bidder will charge the City for the acceptance and disposal of one (1) ton of municipal solid waste ("MSW").

     ** The number of tons entered adjacent to the MAXIMUM DELIVERABLE TONNAGE OF MUNICIPAL SOLID WASTE PER DAY shall be the maximum number of tons of MSW that the Bidder will accept from the City on any day for disposal at the putrescible solid waste transfer station or solid waste management facility designated in its bid at its bid price.

     *** The bidder shall insert the name of the PUTRESCIBLE SOLID WASTE TRANSFER STATION or SOLID WASTE MANAGEMENT FACILITY at which the bidder will accept MSW from the City at its bid price.

      PRICE PER TON*                                $
      -------------------------------------------------------------------
      MAXIMUM DELIVERABLE TONNAGE OF
      MUNICIPAL SOLID WASTE PER DAY**                             TONS
      -------------------------------------------------------------------
      PUTRESCIBLE SOLID WASTE TRANSFER STATION
      OR SOLID WASTE MANAGEMENT FACILITY***
      -------------------------------------------------------------------

B.   By signing this bid, the bidder agrees that the Burma Provisions constitute
     material provisions of this Contract   / / YES / / NO (MANDATORY CHECKMARK)

C. By signing this bid, the bidder agrees that the MacBride Provisions constitute material provisions of this Contract
                                            / / YES / / NO (MANDATORY CHECKMARK)

Bidder:_________________________________________________________________________

By:
       -------------------------------------------------------------------------
           (Signature of partner, corporate officer, or individual bidder)

Title: _________________________________________________________________________

FOR CORPORATIONS ONLY:
Attestation:

        (    Corporate    )    ________________________________
        (    Seal         )    Secretary of Corporate Bidder

       The affidavit on the following page must be subscribed and sworn to before a Notary Public or Commissioner of Deeds.

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                                BIDDER AFFIDAVIT

STATE OF ____________________________

                                     ss:

COUNTY OF ___________________________

________________________________________________, being duly sworn, says:

(CHOOSE ONLY ONE OF THE FOLLOWING THREE OPTIONS; CHECK BOX AND COMPLETE)

/ /  Corporation Bidder:

        I am the ________________________________________of the above named corporation whose name is subscribed to and which executed the foregoing bid. I reside at

        ___________________________________________________________.

        I have knowledge of several matters stated in the bid, and they are in all respects true.

/ /  Partnership or Joint Venture (Unincorporated Organization)

        I am a member of ___________________________________________________,
        the partnership or joint venture described in and which executed the foregoing bid. I subscribed the name of the partnership or joint venture on its behalf, and the several matters stated in the bid are in all respects true.

/ /  Individual Bidder:

        I am the person described in and who executed the foregoing bid and the several matters stated in the bid are in all respects true.


----------------------------------------------------------------
              (Signature of the person who signed the bid)

PRINT NAME: ___________________________________________

PRINT TITLE: __________________________________________

       Subscribed and sworn to before me this _____ day of ________,_____.


                 -----------------------------------------------
                     Notary Public

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                    AFFIRMATION OF NON-DEBT (TAX AFFIRMATION)

     The undersigned proposer or bidder affirms and declares that said proposer or bidder is not in arrears to the City of New York upon debt, contract or taxes and is not a defaulter, as surety or otherwise, upon obligation to the City of New York, and has not been declared not responsible, or disqualified, by any agency of the City of New York, nor is there any proceeding pending relating to the responsibility or qualification of the proposer or bidder to receive public contracts except:

________________________________________________________________________________

________________________________________________________________________________

Full name of Proposer or Bidder ________________________________________________

Address ________________________________________________________________________

City ____________________________ State ________________ Zip Code ______________

CHECK ONE BOX AND INCLUDE THE APPROPRIATE NUMBER:

/ /  A - Individual or Sole Proprietorship*

         SOCIAL SECURITY NUMBER ________________________________________________

/ /  B - Partnership, Joint Venture or other unincorporated organization

           EMPLOYER IDENTIFICATION NUMBER ______________________________________

/ /  C - Corporation

           EMPLOYER IDENTIFICATION NUMBER ______________________________________


By:
   -----------------------------------
         SIGNATURE

--------------------------------------
         Title

     If a corporation place seal here.
     Must be signed by an officer or duly authorized representative.

----------
     * Under the Federal Privacy Act the furnishing of Social Security Numbers by bidders on City contracts is voluntary. Failure to provide a Social Security Number will not result in a bidder's disqualification. Social Security Numbers will be used to identify bidders, proposers or vendors to ensure their compliance with laws, to assist the City in enforcement of laws businesses which seek City contracts.

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                           BID BOND FORM INSTRUCTIONS

1. Please examine SCHEDULE A of the General Conditions to see if bid security if required.

2. If bid security is required, and the bidder will use a bid bond from a surety to fulfill the bid security requirement, the bid bond form on the following pages shall be used.

3.   Each executed bid bond shall be accompanied by:

     A.   Appropriate acknowledgment of the respective parties;

     B. Appropriate duly certified copy of Power of Attorney or other representative of Principal or Surety;

     C. A duly certified extract from By-laws or Resolution of Surety under which Power of Attorney or other certificate of authority of its agent, officer or representative was issued; and

     D. A duly certified copy of the latest published financial statement of assets and liabilities of Surety.

4.   Affix Acknowledgments and Justification of Sureties.

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                                FORM OF BID BOND

KNOW ALL MEN BY THESE PRESENTS. that we, ___________________________ hereinafter referred to as the "PRINCIPAL", and ____________________________________,
hereinafter referred to as the "SURETY" are held and firmly bound to THE CITY OF NEW YORK, hereinafter referred to as the "CITY", or to its successors and assigns, in the penal sum of __________________________________________________
($_________________) Dollars, lawful money of the United States, for the payment of which said sum of money well and truly to be made, we, and each of us, bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

WHEREAS, the Principal is about to submit (or has submitted) to the City the accompanying proposal, hereby made a part hereof, to enter into a contract in writing for

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

NOW, THEREFORE the conditions of this obligation are such that if the Principal shall not withdraw said Proposal without the consent of the City for a period of forty-five (45) days after the opening of bids and, in the event of acceptance of the Principal's Proposal by the City, if the Principal shall:

A. Within ten (10) days after notification by the City, execute in triplicate and deliver to the City all the executed counterparts of the contract in the form set forth in the contract Documents, in accordance with the proposal as accepted, and

B. Furnish a performance bond and separate payment bond, as may be required by the City for the faithful performance and proper fulfillment of such Contract, which bonds shall be satisfactory in all respects, and

C. In all respects perform the agreement created by the acceptance of said Proposal as provided in the Instructions to Bidders, bound herewith and hereby made a part hereof, or if the City shall reject the aforesaid Proposal, then this obligation shall be null and void; otherwise to remain in full force and effect.

In the event that the Proposal of the Principal shall be accepted and the Contract be awarded to him the Surety hereunder agrees, subject only to the payment by the Principal of the premium therefore, if requested by the City, to write the aforementioned performance and payment bonds in the Contract Documents.

                                      B - 9                      BID BOND PAGE 1

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

It is expressly understood and agreed that the liability of the Surety for any and all claims hereunder shall in no event exceed the penal amount of this obligation as herein stated.

There shall be no liability under this bond if in the event of the acceptance of the Principal's Proposal by the City, either a performance bond or a payment bond, or both, shall not be required by the City on or before the 30th day after the date on which the City signs the Contract.

The Surety, for value received, hereby stipulates and agrees that the obligations of the Surety and its bond shall in no way be impaired or affected by any postponements of the date upon which the City will receive or open bids, or by any extending of the time within which the City may accept the Principal's Proposal, or by any waiver by the City of any of the requirements of the Information for Bidders; and the Surety hereby waives notice of any such postponements, extension, or waivers.

IN WITNESS WHEREOF, the Principal and the Surety have hereunto set their hands and seals and such of them as are corporations have caused their corporate seals to be hereto affixed and these presents to be signed by their proper officers the __________________ day of __________________, ______

(Seal)                                                                    (L.S.)
       ------------------------------------------------------------------
                                    PRINCIPAL

       By:
           --------------------------------------------------------------

(Seal)
           --------------------------------------------------------------
                                     SURETY

       By:
           --------------------------------------------------------------

(Seal)
           --------------------------------------------------------------
                                     SURETY

       By:
           --------------------------------------------------------------

                                      B - 10                     BID BOND PAGE 2

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                  ACKNOWLEDGMENT OF PRINCIPAL IF A CORPORATION

State of ________________)
                                  ss:
County of ________________)

     On this ___ day of ____________, ______, before me personally came _______________________________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________________ that he is the _____________________ of _________________________________, the
corporation described as such in and which executed the foregoing instrument; that he knows the seal of said corporation; that one of the seals affixed to said instrument is such seal; that it was so affixed by order of the directors of said corporation, and that he signed his name thereto by like order.

          Subscribed and sworn to before me this _______ day of ______, ______


          --------------------------
          Notary Public

         ACKNOWLEDGMENT OF PRINCIPAL IF A PARTNERSHIP OR A JOINT VENTURE

State of ________________)
                                  ss:
County of ________________)

     On this ____ day of ____________, ______, before me personally appeared _______________________________ to me known and known to me to be one of the members of the partnership or joint venture _________________________________ described as such in and who executed the foregoing instrument and he acknowledged to me that he executed the same as and for the act and deed of said partnership or joint venture.

          Subscribed and sworn to before me this _______ day of ______, ______


          --------------------------
          Notary Public

                ACKNOWLEDGMENT OF THE PRINCIPAL IF AN INDIVIDUAL

State of ________________)
                                  ss:
County of ________________)

     On this ___ day of ____________, ______, before me personally appeared _______________________________ to me known and known to me to be the person described in and who executed the foregoing instrument and he acknowledged that he executed the same.

          Subscribed and sworn to before me this _______ day of ______, ______


          --------------------------
          Notary Public

                                     B - 11                      BID BOND PAGE 3

                                    MODULE C:

                 THE CONTRACT FOR THE EXPORT OF MUNICIPAL SOLID
                       WASTE FROM THE BOROUGH OF BROOKLYN

                           DETAILED SPECIFICATIONS(1)

'NOTE: In the event of a conflict between the Supply and Service Agreement
       (Module D), and Module C: Detailed Specifications, the terms and conditions of the Detailed Specifications shall govern.

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                                TABLE OF CONTENTS

                       I. DESCRIPTION OF THE PROJECT, AND
             THE NEW YORK CITY DEPARTMENT OF SANITATION'S OPERATIONS

1.1    Introduction.............................................................  C - 1
1.2    Definitions..............................................................  C - 2

                             II. DETAILS FOR BIDDERS

2.1    Bidder Qualifications and Experience.....................................  C - 8
       2.1.1   Operating Authorizations.........................................  C - 8
       2.1.2   Bidder's Experience..............................................  C - 8
       2.1.3   Fitness and Integrity............................................  C - 9
2.2    Contract Term............................................................  C - 9
2.3    Contract Award...........................................................  C - 9
       2.3.1   Appropriation of Funds...........................................  C - 9
       2.3.2   Annual Adjustment to a Contract..................................  C - 9
       2.3.3   Least Total Cost.................................................  C - 9
       2.3.4   Transfer Station and Solid Waste Management
               Facility Capacity................................................  C - 10
       2.3.5   Disposal Facility Capacity.......................................  C - 10
       2.3.6   Environmental Review.............................................  C - 10
       2.3.7   Multiple Awards..................................................  C - 10

                       Ill. DESCRIPTION OF MSW PROCESSING

3.1    General Description......................................................  C - 11
3.2    Transfer Station and Solid Waste Management Facility Operations..........  C - 11
       3.2.1   Transfer Station and Solid Waste Management
               Facility Requirements............................................  C - 11
       3.2.3   Loads To Be Processed Per Hour...................................  C - 12
       3.2.4   MSW Quantities Delivered to Transfer Stations and
               Solid Waste Management Facilities................................  C - 13
       3.2.5   Transfer Station and Solid Waste Management
               Facility Testing Period..........................................  C - 14
       3.2.6   Title to MSW.....................................................  C - 15
       3.2.7   Queuing, Delay, and Rejection of Loads...........................  C - 15
       3.2.8   Inadvertent Delivery of Recyclables..............................  C - 15
       3.2.9   Voided Loads.....................................................  C - 16
       3.2.10  Load Inspection..................................................  C - 16
       3.2.11  Transfer Station and Solid Waste Management
               Facility Safety Requirements.....................................  C - 16

                                       C-i                              MODULE C

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

       3.2.12  Observed Transfer Station and Solid Waste
               Management Facility Deficiencies.................................  C - 17
       3.2.13  Closure of a Transfer Station or Solid Waste
               Management Facility..............................................  C - 17
3.3    Weigh Scales and the Weighing of MSW at a Transfer Station...............  C - 17
       3.3.1   Weigh Scales and the Weighing of MSW.............................  C - 17
       3.3.2   Weigh Scale Data.................................................  C - 18
       3.3.3   Certification of Weigh Scales....................................  C - 18
       3.3.4   Weigh Scale Observation and Testing..............................  C - 19
       3.3.5   Weigh Scale or Weigh Scale Computer Malfunction..................  C - 19
       3.3.6   Delivery Receipts................................................  C - 20
3.4    Disposal Facility Operations.............................................  C - 21
       3.4.1   Disposal of MSW..................................................  C - 21
       3.4.2   Disposal Facility Requirements...................................  C - 21
       3.4.3   Disposal Facility Capacity.......................................  C - 22
3.5    Transporting MSW to a Disposal Facility..................................  C - 22
       3.5.1   Transport Generally..............................................  C - 22
       3.5.2   Storage Time.....................................................  C - 23
       3.5.3   Sanitation.......................................................  C - 23
       3.5.4   Transport by Barge...............................................  C - 23
       3.5.5   Transport by Rail................................................  C - 23
       3.5.6   Transport by Truck...............................................  C - 23
       3.5.7   Safety...........................................................  C - 24
       3.5.8   Inspection and Enclosure of Barges, Containers, Rail Cars,
               Trucks, and Other Equipment......................................  C - 24
       3.5.9   MSW Spills.......................................................  C - 25
3.6    General Operations Requirements..........................................  C - 25
       3.6.1   Local Agent......................................................  C - 25
       3.6.2   Local Office.....................................................  C - 25
       3.6.3   Record Keeping and Reporting.....................................  C - 25
       3.6.4   Access to Information............................................  C - 25
       3.6.5   Backup Equipment.................................................  C - 25
       3.6.6   The Contractor's Responsibility for the Acts of Others...........  C - 26
       3.6.7   Provision Required in Subcontracts...............................  C - 26

                      IV. ITEMS TO BE SUBMITTED BY BIDDERS

4.1    The Bid Package..........................................................  C - 27
       4.1.1   Bid Sheet........................................................  C - 27
       4.1.2   Tax Affirmation..................................................  C - 27
       4.1.3   Bid Security.....................................................  C - 27
       4.1.4   Supply and Service Employment Report.............................  C - 27
       4.1.5   Experience Questionnaires........................................  C - 27
       4.1.6   VENDEX Questionnaires............................................  C - 27
4.2    Bid Support Materials....................................................  C - 27

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

       4.2.1   Chart............................................................  C - 28
       4.2.2   Transfer Station or Solid Waste Management
               Facility Throughput Chart........................................  C - 28
       4.2.3   Disposal Facility Throughput Chart...............................  C - 28
       4.2.4   Transfer Station or Solid Waste Management
               Facility and Disposal Facility Capacity .........................  C - 29
       4.2.5   Descriptive Materials............................................  C - 29
       4.2.6   A Preliminary Operations Plan....................................  C - 29
       4.2.7   Due Date for Permits and Authorizations Which
               Were Pending on the Bid Opening Date.............................  C - 32
4.3    Items to be Submitted after Receipt of Notice of Award...................  C - 32
       4.3.1   Insurance and Bonds..............................................  C - 32
       4.3.2   Final Operations Plan............................................  C - 32
4.4    Changes After Contract Award.............................................  C - 32
       4.4.1   Changes in the Disposal Facility, Transporters
               Modes of Transporting MSW, or Subcontractors.....................  C - 32
       4.4.2   Revised Final Operations Plan....................................  C - 32
       4.4.3   Changes In Ownership.............................................  C - 32
       4.4.4   Modifications of Permits and Authorizations......................  C - 32

                             V. PAYMENT INFORMATION

5.1    Basis for Payment........................................................  C - 36
       5.1.1   Basis for Payment................................................  C - 36
       5.1.2   Invoicing........................................................  C - 37
       5.1.3   Monthly Reporting Requirements...................................  C - 37
       5.1.4   Annual Reporting Requirements....................................  C - 37
5.2    Liquidated Damages.......................................................  C - 37
       5.2.1   Liquidated Damages...............................................  C - 37
       5.2.2   Liquidated Damages Not a Penalty.................................  C - 38
       5.2.3   Payment of Liquidated Damages....................................  C - 38

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                                  EXHIBIT LIST

EXHIBIT 1:     Brooklyn District Boundaries

EXHIBIT 2: Maps Showing a Radius of 50 Miles From the Egress Points Designated by the City of New York

EXHIBIT 3:     NYCDOS' Transportation Model

EXHIBIT 4:     NYCDOS' Collection Vehicle Dimensions

EXHIBIT 5:     List of NYCDOS' Marine Transfer Stations

EXHIBIT 6:     Tables and Charts Showing the Variations In Tonnage at Each Marine
               Transfer Station During Fiscal Year 1999

EXHIBIT 7:     Tables and Charts Showing the Variations In Tonnage at Each Private
               Putrescible Solid Waste Transfer Station During Fiscal Year 1999

EXHIBIT 8:     Delivery Data

EXHIBIT 9:     Delivery Receipt

EXHIBIT 10:    Contractor's Invoice

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                       I. DESCRIPTION OF THE PROJECT, AND
             THE NEW YORK CITY DEPARTMENT OF SANITATION'S OPERATIONS

1.1     INTRODUCTION

     The New York City Department of Sanitation ("NYCDOS") is seeking to award one or more contracts to qualified firms ("CONTRACTORS") who shall provide all of the labor, materials, equipment, transport, facilities, and resources necessary and required to accept, process, transport, and dispose of a minimum of 150 tons per day ("TPD") of municipal solid waste ("MSW") collected by NYCDOS and its authorized representatives in the borough of Brooklyn in the districts located south of Fulton Street bounded by the Esplanade to the west and Forman Street to the east, and by special units of NYCDOS such as the Auxiliary Field Force and Lot Cleaning unit throughout the borough of Brooklyn which are listed in EXHIBIT 1. NYCDOS anticipates awarding one or more contracts under this solicitation. This MSW is currently delivered to NYCDOS' Marine Transfer Stations ("MTSS") located in Brooklyn.

     The qualified Contractors shall:

     - own, operate, or have an agreement with the owner and the operator to use: (a) a putrescible solid waste transfer station ("TRANSFER STATION") located within the borough of Brooklyn south of Fulton Street; or (b) a solid waste management facility ("SOLID WASTE MANAGEMENT FACILITY") located outside of the City of New York (the "CITY"), no more than 50 miles from the egress points from the City designated in EXHIBIT 2, which will accept MSW collected by NYCDOS or its authorized representatives in Brooklyn; and

     - accept, process, transport, and dispose of the MSW at permitted, licensed or otherwise authorized disposal facilities ("DISPOSAL FACILITIES") which are located outside of the City which are either owned and operated by the bidder, or have an agreement between the owner and the operator, and the bidder for use of the Disposal Facility.

     Any agreement between the bidder and the owner and the operator of a Transfer Station or Solid Waste Management Facility, or Disposal Facility shall be for the term of the contract that NYCDOS may award to the bidder(s) under this solicitation and any extensions thereof. A Transfer Station located within the City shall have all of the permits required by the State of New York and the City, and one located outside of the City shall have all of the permits, licenses and authorizations ("PERMITS AND AUTHORIZATIONS") required by the state and locality within which it is located on or before the date specified by the NYCDOS in its notice to the bidder (the "PERMIT DUE DATE").

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

     A Contractor may own or operate the Transfer Station, the Solid Waste Management Facility, a Disposal Facility or an MSW transporter, or it may perform one of these functions and subcontract the others. The Contract(s) to be awarded will be for a term of three years with an option to extend the Contract, at NYCDOS' discretion, for two additional terms of up to one year each.

     Besides meeting all of the requirements set forth in the Detailed Specifications, each Transfer Station, Solid Waste Management Facility and Disposal Facility shall comply with all of the applicable federal, state and local laws, rules, and regulations concerning Transfer Stations, Solid Waste Management Facilities, and Disposal Facilities. Each transporter of MSW shall comply with all of the applicable federal, state and local laws, rules and regulations governing the transport of MSW.

     Each bidder may submit more than one bid in response to this solicitation. However, the bidder shall only submit one bid for each Transfer Station or Solid Waste Management that it designates for the acceptance of MSW in each bid submitted in response to this solicitation. NYCDOS will reject as non-responsive all bids other than the bid setting forth the lowest Price per Ton submitted by a bidder designating the same Transfer Station or Solid Waste Management Facility for the acceptance of MSW.

     This solicitation is the fourth step in the phased reduction of the disposal of New York City's MSW at the Fresh Kills Landfill on Staten Island. NYCDOS may issue additional solicitations at later dates as the phased closure of the Fresh Kills Landfill proceeds.

1.2  DEFINITIONS

     When used in the Detailed Specifications the capitalized terms set forth hereinafter shall have the following meaning:

     1.2.1    CITY shall mean the City of New York.

     1.2.2 CITY HOLIDAY shall mean New Year's Day; Lincoln's Birthday; President's Day; Memorial Day; Independence Day; Labor Day; Columbus Day; Election Day; Veteran's Day; Thanksgiving Day; and Christmas Day. Whenever two City Holidays occur during the same week, NYCDOS may, at its discretion, engage in collection operations on the day of the second City Holiday (e.g., when Election Day and Veteran's Day occur during the same week, NYCDOS may engage in collection operations on Veteran's Day).

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

     1.2.3 CEQR shall mean the City of New York Environmental Quality Review as amended.

     1.2.4 COLLECTION VEHICLE shall mean a vehicle used by NYCDOS or its authorized representatives to collect MSW.

     1.2.5 CONTAINER shall mean a container in which MSW will be transported by barge, rail car, or truck from a Transfer Station or Solid Waste Management Facility to a Disposal Facility.

     1.2.6 CONTRACT shall mean the contract awarded by NYCDOS to the Contractor pursuant to this Invitation for Bids.

     1.2.7 CONTRACTOR shall mean the qualified responsive and responsible bidder to which the Contract is awarded.

     1.2.8 DELIVERY INFORMATION shall mean all of the information about a delivery of MSW to a Transfer Station or Solid Waste Management Facility required to be included on a Delivery Receipt.

     1.2.9 DELIVERY RECEIPT shall mean NYCDOS Forms DS66 and DS66A, the documents on which all of the information about the delivery of a load of MSW by a Collection Vehicle to a Transfer Station or Solid Waste Management Facility is recorded.

     1.2.10 DISPOSAL FACILITY shall mean a facility to which the bidder transports the putrescible solid waste received at a Transfer Station or Solid Waste Management Facility for final disposal.

     1.2.11   EXHIBIT shall mean an exhibit to the Detailed Specifications

     1.2.12 FISCAL YEAR shall mean the time period from July 1st through June 30th of the following year; for example, Fiscal Year 2000 covers the time period from July 1st 1999 through June 30th 2000.

     1.2.13 HOST COMMUNITY AGREEMENT shall mean an agreement between the owner and operator of a Disposal Facility and a state or locality authorizing the Disposal Facility to operate and accept MSW regardless of origin.

     1.2.14 LETTER OF INTENT shall mean a letter from the owner and the operator of a Transfer Station, a Solid Waste Management Facility, a Disposal Facility, or a transporter to the bidder expressing both the owner's and the operator's commitment to the bidder with respect to the handling of MSW which shall:

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              a. Expressly state that the owner and operator will accept MSW, or transport it from the City;

              b. Include all of the conditions and restrictions which may be imposed upon the acceptance or transport of MSW from the City either by the owner and the operator, or by any regulatory agency or authority which has jurisdiction over the Transfer Station, Solid Waste Management Facility, Disposal Facility, or the transporter;

              c. State the daily tonnage of MSW that the owner and the operator anticipate accepting during the term of the Contract and any extensions thereof;

d. Identify all of the regulatory agencies and authorities to which the Transfer Station, Solid Waste Management Facility, Disposal Facility, or the transporter is subject; and

e. Identify the specific language in its Permits and Authorizations and, if applicable, Host Community Agreement which authorizes the owner and the operator to accept MSW from the City.

     1.2.15   MSW shall mean municipal solid waste.

     1.2.16 MTS shall mean a Marine Transfer Station owned and operated by NYCDOS.

     1.2.17   NYCDOS shall mean the New York City Department of Sanitation

     1.2.18 OPERATIONS PLAN shall mean a plan which describes in detail how the bidder will manage each shipment of MSW.

     1.2.19 ORDER TO COMMENCE WORK shall mean the document that NYCDOS sends to a Contractor directing it to commence work under the Contract.

     1.2.20 PERMIT DUE DATE shall mean the date by which the Transfer Station or Solid Waste Management Facility shall receive and submit to NYCDOS any Permits and Authorizations for which applications were pending upon the date of the bid opening.

     1.2.21 PERMITS AND AUTHORIZATIONS shall mean all of the permits, licenses and other authorizations required from any federal, state or local government, agency or authority as a condition for the operation of a

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              Transfer Station, Solid Waste Management Facility or Disposal Facility, or for the transport of MSW.

     1.2.22   PPB shall mean the New York City Procurement Policy Board.

     1.2.23 PRICE PER TON shall mean the amount that NYCDOS will pay the Contractor for the acceptance, processing, transport, and disposal of each ton of MSW delivered by a Collection Vehicle to the Contractor's Transfer Station or Solid Waste Management Facility.

     1.2.24 RECYCLABLES shall mean certain recyclable materials including but not limited to paper, corrugated cardboard, metal, glass and plastic containers that are designated for collection by the NYCDOS under a separate program pursuant to the provisions of the New York City Administrative Code as amended.

     1.2.25 SECTION shall mean a section of the Detailed Specifications, unless the context in which the term "Section" is used clearly identifies a different document.

     1.2.26 SEQR shall mean the State of New York Environmental Quality Review Act as amended.

     1.2.27 SOLID WASTE MANAGEMENT FACILITY shall mean a solid waste management facility located outside of the City of New York, no more than 50 miles from the egress points from the City designated in EXHIBIT 2, at which putrescible solid waste is received either for the purpose of subsequent transfer to another location for final disposal, or for final disposal. A Solid Waste Management Facility which accepts MSW for final disposal shall not transfer the MSW to another location for final disposal in the absence of an Act of God.

     1.2.28   TPD shall mean tons per day.

     1.2.29 TRANSFER STATION shall mean a solid waste management facility at which putrescible solid waste is received for the purpose of subsequent transfer to another location for final disposal.

     1.2.30 TRANSPORTATION MODEL shall mean NYCDOS' transportation cost model, a summary of which is attached to the Detailed Specifications as
              EXHIBIT 3.

     1.2.31   USEPA shall mean the United States Environmental Protection
              Agency.

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

     1.2.32 WEIGH SCALE shall mean a scale located at a Transfer Station, or a Solid Waste Management Facility.

     1.2.33 WEIGH SCALE COMPUTER shall mean a computer that obtains weight readings directly from a Weigh Scale, and is linked electronically to both the Weigh Scale and the NYCDOS' mainframe computer.

     1.2.34 WEIGH SCALE MALFUNCTION shall mean that a Weigh Scale or a Weigh Scale Computer does not operate in accordance with its specifications, or otherwise fails to operate in accordance with the requirements of this Contract.

1.3 DESCRIPTION OF NYCDOS OPERATIONS. The following information is for illustrative purposes only. The actual deliveries of MSW to a Transfer Station or Solid Waste Management Facility may vary from these quantities and frequencies.

     1.3.1 CITYWIDE OPERATIONS. NYCDOS collects refuse from residences, other City Agencies, and certain not-for-profit institutional facilities throughout the City, which, for administrative purposes, NYCDOS subdivides into 59 districts. Eighteen of these districts are in the borough of Brooklyn, and 14 are in the borough of Queens. During Fiscal Year 1999 NYCDOS collected from the 18 Brooklyn districts approximately 3,800 TPD.

              Cleaning and collection operations generally occur on an eight hour day, two worker shift. The operation takes place six days per week, two or three times per collection site, depending upon the location. For each shift, there are one or more loads of MSW per vehicle. Generally, NYCDOS does not engage in cleaning and collection operations on Sundays and City Holidays. From the second Monday in April until the conclusion of the second Saturday in November, this shift begins at 6 a.m. During the rest of the year this shift begins at 7 a.m.; at that time NYCDOS spreads collection operations over three eight hour shifts in order to maintain personnel coverage around the clock in the event of an Act of God such as a hurricane or snow emergency which causes it to abandon its collection operations.

              NYCDOS or its authorized representatives collect this MSW in four types of vehicles: packer trucks, front-loading collection trucks, hoist-fitted chassis vehicles, and roll-on, roll-off container vehicles. Packer trucks are rear-loading having one or more compartments which are primarily used for waste collected from garbage cans and bags placed at curbside. Front-loading collection trucks have mechanical arms to lift and unload bins into the top of the vehicle, and hoist-filled chassis vehicles have a hoist and unloading mechanism mounted on the

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              frame for the unloading of the bins. Roll-on, roll-off container vehicles carry 10 to 40 cubic yard containers that are dumped mechanically. During Fiscal Year 1999 the Department had a total of approximately 1,700 Collection Vehicles dedicated to collection operations (exclusive of the Department's recycling operations). A chart that provides the dimensions of NYCDOS' Collection Vehicles is attached as EXHIBIT 4. Each Collection Vehicle delivers its load to one of NYCDOS' seven MTSs located Citywide, NYCDOS' truckfill located on Staten Island at the Fresh Kills Landfill, to one of two privately owned putrescible solid waste transfer stations in Brooklyn, or to a privately owned putrescible solid waste transfer station in Bronx, New York. Currently, approximately 60% of the daily loads are dumped during the eight hour collection shift, and 40% of the loads are relayed to the dumping location by a single Sanitation Worker on a subsequent shift. The factors determining whether a load is dumped on a shift include the distance from the route to the dump location, and the time available to dump a truck on shift.

     1.3.2 BROOKLYN OPERATIONS. NYCDOS and its authorized representatives currently deliver part of the remaining 1,600 tons of MSW collected in the borough of Brooklyn in the districts 'located south of Fulton Street bounded by the Esplanade to the west and Forman Street to the east to three MTS facilities (i.e., Southwest, Hamilton Avenue and Greenpoint in Brooklyn). Approximately, 2,300 TPD of MSW collected by NYCDOS and, its authorized representatives in the borough of Brooklyn is delivered to one of two private putrescible solid waste transfer stations under the terms of the Contract to Export Municipal Solid Waste From the Boroughs of Brooklyn and Queens. The Contract has a term of three years from the Order to Commence Work with two options to extend the term thereof for a period of one year at NYCDOS' discretion. Work pursuant to the Contract commenced at each private putrescible solid waste transfer station on a separate date, i.e., on October 26th 1998 and November 2nd 1998; the Contract is scheduled to terminate on October 25th 2001, and November 1st 2001, respectively, if NYCDOS does not exercise its option to extend the Contract. Attached as EXHIBIT 5 is a list of the MTS facilities including their addresses. Attached as EXHIBIT 6 are tables and charts showing the variations in tonnage in Department collected MSW delivered to each MTS during Fiscal Year 1999. At present, the Greenpoint MTS is open to receive deliveries of MSW during three shifts, i.e., 24 hours a day, Monday through Saturdays; the Southwest MTS is open to receive deliveries of MSW during two shifts, i.e., from 8 a.m. through 12 midnight, Monday through Saturdays; and the Hamilton Avenue MTS is open to receive deliveries of MSW during one shift, i.e., from 8 a.m. through 4 p.m., Monday through Saturdays. All of the MTSs are closed on Sundays, and on City Holidays observed by NYCDOS. Each MTS is a fully enclosed, two level steel frame and

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              composite slab structure specifically designed to facilitate the direct transfer of MSW from Collection Vehicles into open hopper barges. The MSW collected at each MTS is delivered by NYCDOS to the Fresh Kill Landfill in Staten Island, via netted open hopper barge. Attached as EXHIBIT 7 are tables and charts showing the variations in tonnage in Department collected MSW delivered to the two private putrescible solid waste transfer stations during Fiscal Year 1999. At present, the private putrescible solid waste transfer stations are open to receive deliveries of MSW during three shifts; i.e., 24 hours a day, Mondays through Saturdays. MSW is generally not delivered on Sundays, and on City Holidays observed by NYCDOS.

                             II. DETAILS FOR BIDDERS

2.1  BIDDER QUALIFICATIONS AND EXPERIENCE.

     2.1.1    OPERATING AUTHORIZATIONS.

              2.1.1.1 As of the bid opening date, the Transfer Station or Solid Waste Management Facility shall either have received all of the Permits and Authorizations required to accept MSW collected by NYCDOS and its authorized representatives, or have submitted applications for those Permits and Authorizations. All of the Permits and Authorizations for which applications were pending on the bid opening date shall be obtained by the Permit Due Date.

              2.1.1.2 Disposal Facilities shall have all of the Permits and Authorizations, and a Host Community Agreement, if such an agreement is required, or such other authorizations as may be required to accept MSW from the City as of the bid opening date.

              2.1.1.3 The bidder shall obtain all of the Permits and Authorizations required for the modes of transport for the MSW by NYCDOS' Order to Commence Work.

     2.1.2 BIDDER'S EXPERIENCE. At a minimum, each bidder, or a principal of the bidder shall have three years of experience in the acceptance, processing, transportation, or disposal of MSW. The bidder, a principal of the bidder, or a subcontractor shall also have not less than three years of experience in the mode of transportation (i.e., barge, rail, or truck) which the bidder plans to use for transporting MSW to Disposal Facilities. As used in this Section, the term "principal of the bidder" shall mean a person who owns 10% or more of the stock of the bidder, or

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              who serves as an officer of the bidder with an agreement of employment that has a period of duration of at least one year from the date of the bid opening; if the bidder is a joint venture or partnership, then the experience of the joint venture or partnership may be determined by ascertaining whether either of the constituent entities or a partner satisfies this requirement, or if any principal of such constituent entities satisfies this requirement.

     2.1.3 FITNESS AND INTEGRITY. Each bidder, each subcontractor, and all of their affiliates shall meet all of the standards with respect to responsibility, fitness and integrity set forth in the PPB Rules, and those which may be established by the New York City Trade Waste Commission and the New York City Department of Investigation.

2.2 CONTRACT TERM. All Contracts awarded pursuant to this solicitation shall be for a term of three years commencing on the date set forth in NYCDOS' Order to Commence Work, at its sole option and discretion, may extend a Contract for two additional terms of up to one year each. All of the terms and conditions of the Contract shall apply throughout any and all extensions. If NYCDOS decides to exercise its option to extend the Contract, NYCDOS will notify each Contractor of its decision not less than 30 days prior to the expiration date of the Contract.

2.3  CONTRACT AWARD.

     2.3.1 APPROPRIATION OF FUNDS. If funds are not appropriated, or otherwise made available to support the continuation of services under this Contract in any fiscal period after the initial fiscal period, NYCDOS will either terminate the Contract, or continue it at a reduced funding level, and level of services. Such action will not affect the rights of NYCDOS, the City, or the Contractor under any termination clause in the Contract.

     2.3.2 ANNUAL ADJUSTMENT TO A CONTRACT. On the first anniversary of NYCDOS' Order to Commence Work, NYCDOS will increase the Price per Ton by 2%. On each subsequent anniversary, NYCDOS will increase the Price per Ton by 2% not compounded.

     2.3.3 LEAST TOTAL COST. To ensure that NYCDOS chooses the responsive and responsible bidder or bidders who offer the services sought through this solicitation at the least cost to the City, for allocation purposes NYCDOS will adjust the prices of all bids by NYCDOS' cost of transporting the MSW to the Transfer Station or Solid Waste Management Facility as determined by NYCDOS' Transportation Model which is described in EXHIBIT 3. The Transportation Model takes into account factors such as the distance a Collection Vehicle will travel to the Transfer Station or Solid Waste Management Facility to deliver

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              MSW, personnel costs, Collection Vehicle operating costs, the weight of MSW per Collection Vehicle, relay requirements, and tolls.

     2.3.4 TRANSFER STATION AND SOLID WASTE MANAGEMENT FACILITY CAPACITY. NYCDOS reserves the right to inspect each Transfer Station and Solid Waste Management Facility to verify that the Transfer Station or Solid Waste Management Facility is able to accept, process, transport, and dispose of the tonnage of MSW bid. NYCDOS may award a bidder a Contract only for the tonnage that NYCDOS reasonably believes that the Transfer Station or Solid Waste Management Facility is able to manage, even if that tonnage is less than the amount bid by the bidder.

     2.3.5 DISPOSAL FACILITY CAPACITY. NYCDOS reserves the right to inspect each Disposal Facility to verify that each facility is able to accept, process, and dispose of the tonnage of MSW that the Disposal Facility is designated to receive by the bidder in its bid. NYCDOS may award a bidder a Contract only for the tonnage that NYCDOS reasonably believes that the Disposal Facilities designated in the bid are able to manage, even if that tonnage is less than the amount bid by the bidder.

     2.3.6 ENVIRONMENTAL REVIEW. In accordance with the CEQR and SEQRA process (if applicable), NYCDOS will conduct an environmental review of the transport of MSW to and from the Transfer Stations and Solid Waste Management Facilities that the apparent responsive and responsible low bidder(s) have identified in its (their) bid(s). The purpose of this review is to determine whether the acceptance of MSW by the Transfer Station or Solid Waste Management Facility may have a potentially significant adverse impact on the environment. If an environmental review finds that an award of the tonnage bid by any bidder may have an adverse environmental impact, NYCOOS, in its sole discretion, reserves the right to reduce the tonnage that will be awarded to the bidder in order to avoid or mitigate such adverse impact on the environment.

     2.3.7 MULTIPLE AWARDS. An award to more than one bidder may be necessary to obtain the total capacity of the required services. The lowest cost responsive and responsible bidder shall be the bidder whose bid price, after the adjustments described in Sections 2.3.3 through 2.3.6, represents the lowest cost per ton to the City for disposal of MSW. If the Transfer Station or Solid Waste Management Facility is determined after the adjustments described above to be the lowest cost responsive and responsible bidder for all or part of its maximum Deliverable Tonnage of MSW per Day and such tonnage is less than the daily TPD of MSW that NYCDOS may deliver pursuant to this solicitation, then NYCDOS will award Contracts to more than one bidder to achieve the capacity

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              necessary to meet the City's waste disposal needs under this solicitation. If NYCDOS awards multiple Contracts, NYCDOS will allocate the difference between the Transfer Station or Solid Waste Management Facility capacity of the lowest cost responsive and responsible bidder and NYCDOS' disposal needs as follows:

              The next Contract will be awarded, to the next lowest cost responsive and responsible bidder for all or part of its maximum Deliverable Tonnage of MSW per Day whose bid price represents the next lowest cost per ton to the City for disposal of MSW. This process will continue with a Contract award to each successive lowest cost responsive and responsible bidder until NYCDOS has allocated all of the MSW for which bids are sought pursuant to this solicitation.

                       III. DESCRIPTION OF MSW PROCESSING

3.1 GENERAL DESCRIPTION. This solicitation seeks the services of one or more Contractors who (a) own, operate, or have an agreement with the owner and the operator for the use of a Transfer Station located within the borough of Brooklyn south of Fulton Street, or a Solid Waste Management Facility located outside of the City, no more than 50 miles from the egress points from the City designated in EXHIBIT 2, which will accept MSW collected by NYCDOS and its authorized representatives; and (b) will accept, process, transport, and dispose of the MSW at permitted and authorized Disposal Facilities located outside of the City in accordance with all applicable federal, state and local laws, rules and regulations and the requirements of the Detailed Specifications for the term of the Contract and any extensions thereof.

3.2  TRANSFER STATION AND SOLID WASTE MANAGEMENT FACILITY OPERATIONS

     3.2.1 TRANSFER STATION AND SOLID WASTE MANAGEMENT FACILITY REQUIREMENTS. Each Transfer Station and Solid Waste Management Facility shall meet the requirements set forth hereinafter during the term of the Contract and any extensions thereof:

              3.2.1.1 Accept a minimum of 150 TPD of MSW collected by NYCDOS and its authorized representatives in the borough of Brooklyn;

              3.2.1.2 As of the bid opening date, the Transfer Station or Solid Waste Management Facility shall have received or have applications pending for all of the Permits and Authorizations required by the state and locality in which the Transfer Station or Solid Waste Management Facility is located to accept the amount of MSW bid. The Permits

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                       and Authorizations to accept the tonnage awarded shall be received by the Transfer Station or Solid Waste Management Facility and submitted to NYCDOS by the Permit Due Date;

              3.2.1.3 If not owned by the bidder, be the subject of an agreement between the owner and the operator, and the bidder that allows the bidder to use the Transfer Station or Solid Waste Management Facility for the acceptance of MSW collected by NYCDOS and its authorized representatives for the term of the Contract and any extensions thereof; and

              3.2.1.4 Operate in compliance with all federal, state and local laws, rules and regulations to which it is subject.

     3.2.3 LOADS TO BE PROCESSED PER HOUR. The Transfer Station or Solid Waste Management Facility shall process a minimum of 10 Collection Vehicles per hour. As used in this Section, and in the Detailed Specifications, the term "PROCESSING A COLLECTION VEHICLE" shall mean weighing it in, unloading its contents, weighing it out, recording all computer data, and processing all required documentation.

              At all times prior to the award of a Contract, NYCDOS has the right to verify that the Transfer Station or Solid Waste Management Facility is able to accept and manage the tonnage bid, and to reduce the amount to be awarded to any bidder to the amount that NYCDOS determines, in its discretion, that the Transfer Station or Solid Waste Management Facility is able to accept and manage. After the award of a Contract, NYCDOS has the right at any time without notice to inspect the Transfer Station or Solid Waste Management Facility and verify that the facility continues to be able to accept and manage the tonnage that was awarded to the Contractor, and NYCDOS may reduce the TPD of MSW delivered to the amount that NYCDOS reasonably believes that the Transfer Station or Solid Waste Management Facility is able to accept and manage. In the event of such a reduction, the Contractor shall be liable to NYCDOS for all costs related to the delivery of MSW to an alternative Transfer Station or Solid Waste Management Facility including but not limited to the difference in the Price per Ton, and NYCDOS' personnel and transportation costs.

     3.2.4 MSW QUANTITIES DELIVERED TO TRANSFER STATIONS AND SOLID WASTE MANAGEMENT FACILITIES. During the term of the Contract, NYCDOS estimates that it may deliver a minimum of approximately 150 TPD of MSW to the Transfer Station or Solid Waste Management Facility

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              designated by a bidder, depending upon the amount awarded in the Contract, which will need to be transported to and disposed of at a Disposal Facility located outside of the City. The tonnage set forth in the Detailed Specifications is an approximate quantity, and is used solely to provide a uniform basis for the comparison of the bids. It is not to be considered as part of the Contract.

              3.2.4.1 It is expressly understood that NYCDOS makes no representations or guarantees with respect to the tonnage and composition of MSW to be delivered to any Transfer Station or Solid Waste Management Facility either on a daily basis, or an annual basis.

              3.2.4.2 NYCDOS and its authorized representatives may deliver MSW on any calendar day, 24 hours per day, to the Transfer Station or Solid Waste Management Facility. The Contractor shall accept all of the MSW delivered to it by NYCDOS and its authorized representatives for disposal. NYCDOS may, at its sole discretion, waive this provision if there is no adverse operational impact, and NYCDOS and the Contractor agree on a day-to-day operating schedule for the Transfer Station or Solid Waste Management Facility of less than 24 hours per day.

              3.2.4.3 The actual daily tonnage delivered to a Transfer Station or Solid Waste Management Facility on any given day may vary, depending upon NYCDOS' needs and the Transfer Station's or Solid Waste Management Facility's capacity. On any given day the aggregate tonnage delivered to any Contractor's Transfer Station or Solid Waste Management Facility may exceed the tonnage awarded to the Contractor.

              3.2.4.4 NYCDOS and its authorized representatives are not required to deliver any MSW to a Transfer Station or Solid Waste Management Facility on any given day, or at any time during the term of this Contract or any extensions thereof. In its sole discretion, NYCDOS may cease delivery of MSW, at any time, for any reason, without prior notice. If NYCDOS and its authorized representatives do not make any deliveries of MSW for at least 10 consecutive calendar days, the Contractor has no obligation to accept any further deliveries of MSW unless and until NYCDOS provides the Contractor with one calendar day's notice that

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                       NYCDOS and/or its authorized representatives will resume delivery of MSW.

              3.2.4.5 Notwithstanding the provisions of Section 3.2.4.4, from 12 hours following the Contractor's receipt of notice from NYCDOS of an Act of God that results in NYCDOS' abandonment of its collection operations to address the condition created by such Act of God including but not limited to a weather emergency such as a snow emergency or a hurricane until the earlier of: (a) 30 days after the cessation of the Act of God, or (b) the date identified in NYCDOS' notice to the Contractor as the date upon which such deliveries pursuant to such Act of God (any such delivery, an "ACT OF GOD DELIVERY") may cease the NYCDOS may deliver and the Transfer Station or Solid Waste Management Facility shall accept an Act of God Delivery on any calendar day, 24 hours per day, including Sundays and City Holidays. NYCDOS may, at its sole discretion, waive this provision if there is no adverse operational impact.

              3.2.4.6 A change in the amount of MSW delivered to any Transfer Station or Solid Waste Management Facility shall not change the Price per Ton that NYCDOS shall pay the Contractor.

     3.2.5 TRANSFER STATION AND SOLID WASTE MANAGEMENT FACILITY TESTING PERIOD. During a 30 day period preceding full operation, NYCDOS reserves the right without penalty to phase-in its deliveries by delivering quantities of MSW that are less than the tonnage awarded to the Contractor. In NYCDOS' sole discretion, it may extend this testing period for up to an additional 30 days.

     3.2.6 TITLE TO MSW. Title to, and risk of loss of MSW shall pass to the Contractor upon its acceptance of the MSW. Acceptance of MSW shall be deemed to occur when the MSW is dumped on the Contractor's Transfer Station's or Solid Waste Management Facility's tipping floor by a Collection Vehicle.

     3.2.7 QUEUING, DELAY, AND REJECTION OF LOADS Except as otherwise required by law, or as provided in Section 3.2.8, no Contractor may reject any delivery of MSW by a Collection Vehicle. If any of the conditions described hereinafter are present following the arrival of a Collection Vehicle at a Transfer Station or Solid Waste Management Facility, NYCDOS may choose to divert the MSW to another Transfer Station or

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              Solid Waste Management Facility and the Contractor shall be liable to NYCDOS for the difference between NYCDOS' cost of delivering the MSW to the Contractor's Transfer Station or Solid Waste Management Facility and all costs related to delivery of the MSW to an alternative Transfer Station or Solid Waste Management Facility including but not limited to the difference in Price per Ton, and NYCDOS' personnel and transportation costs:

              3.2.7.1 The Transfer Station or Solid Waste Management Facility is closed at the time of the arrival of a Collection Vehicle;

              3.2.7.2 The Contractor refuses to permit an arriving Collection Vehicle to unload any portion of its contents at the Transfer Station, or Solid Waste Management Facility except as provided in Section 3.2.8;

              3.2.7.3 NYCDOS receives a request from the Contractor to divert any delivery to another Transfer Station or Solid Waste Management Facility;

              3.2.7.4 In the reasonable belief of NYCDOS, a processing delay or excessive queuing of Collection Vehicles occurs; or

              3.2.7.5 The Contractor allows other customers that arrive after a Collection Vehicle to unload before the Collection Vehicle is allowed to unload.

     3.2.8 INADVERTENT DELIVERY OF RECYCLABLES. Notwithstanding anything to the contrary contained in the Detailed Specifications, no Contractor shall accept a delivery of Recyclables from a Collection Vehicle. In the unlikely event that such a mistaken delivery occurs, the Contractor shall permit the Collection Vehicle to pass over the Weigh Scale without off-loading such Recyclables. Unless the Collection Vehicle off-loads the Recyclables on the tipping floor, in no event shall NYCDOS pay for, or be responsible for the payment for the delivery of any Recyclables.

     3.2.9 VOIDED LOADS. If for any reason (including the inadvertent delivery of Recyclables) a Collection Vehicle passes over the Weigh Scale without off-loading its contents, the Contractor shall ensure that the load is voided, and NYCDOS shall incur no charge for the voided load. The Contractor shall be responsible for providing Delivery Receipts for voided loads in accordance with
              Section 3.3.6.

     3.2.10 LOAD INSPECTION. NYCDOS reserves the right to divert a Collection Vehicle from the Transfer Station or Solid Waste Management Facility

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              tipping floor to another part of the Transfer Station or Solid Waste Management Facility to allow the inspection of the contents of the Collection Vehicle by an individual or individuals accompanied by an authorized NYCDOS employee, or by a City police officer for the purpose of locating lost or stolen items, or for any other reason related to an ongoing police investigation.

     3.2.11 TRANSFER STATION AND SOLID WASTE MANAGEMENT FACILITY SAFETY REQUIREMENTS. In addition to all requirements established by law, the Contractor shall:

              3.2.11.1 Maintain safe travel conditions on all Transfer Station or Solid Waste Management Facility roads and rights of way on which Collection Vehicles may be expected to travel. The conditions on all such roads and rights of way at a minimum shall include but are not limited to:
                       (a) adequately paved surfaces; (b) suitable lighting of such roads and rights of way from dusk until dawn, and during inclement weather; and (c) immediate removal and clearance of all hazards including but not limited to ice, snow, oil, dirt, and standing water from the roads and rights of way;

              3.2.11.2 Provide sufficient personnel to direct each and every
                       Collection Vehicle entering the Transfer Station or Solid Waste Management Facility. Such personnel shall assist Collection Vehicle drivers in safe backing and turning maneuvers, and shall direct and control traffic to ensure that Collection Vehicles may safely enter and exit the Transfer Station or Solid Waste Management Facility;

              3.2.11.3 Post and maintain suitable traffic control signs
                       including but not limited to stop, yield, and speed limit signs;

              3.2.11.4 Be responsible for ensuring that the Contractor, its employees, agents, subcontractors, and representatives, shall not operate any Collection Vehicles or any other NYCDOS equipment during the term of the Contract and any extensions thereof.

              3.2.12 OBSERVED TRANSFER STATION AND SOLID WASTE MANAGEMENT FACILITY DEFICIENCIES. NYCDOS reserves the right to inspect each Transfer Station or Solid Waste Management Facility at any time without notice to the Contractor for compliance with operational and safety

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                       requirements. If a Contractor receives a .notice of a violation of any provision of Section 3.2 from NYCDOS, and fails to remedy any deficiency identified in the notice within five working days from the date of such notice, NYCDOS may, at its discretion, terminate the Contract for default.

              3.2.13 CLOSURE OF A TRANSFER STATION OR SOLID WASTE MANAGEMENT FACILITY. Notwithstanding anything to the contrary contained in Article II, Section 11.1, subdivision B of the Supply and Service Agreement (Module D), the Contractor shall have no right to apply to NYCDOS for termination of its Contract if the Transfer Station or Solid Waste Management Facility is closed for any length of time for any reason. If a Transfer Station or Solid Waste Management Facility is closed, the Contractor shall arrange for the processing and acceptance of the City's MSW at another Transfer Station or Solid Waste Management Facility, and shall be responsible for any additional costs incurred by NYCDOS as a result of such closure including but not limited to the difference in the Price per Ton, and NYCDOS' personnel and transportation costs, and the cost of performing an environmental review, if required. Failure to do so, may, at NYCDOS' discretion, result in the termination of this Contract for default

3.3  WEIGH SCALES AND THE WEIGHING OF MSW AT A TRANSFER STATION

     3.3.1 WEIGH SCALES AND THE WEIGHING OF MSW. The Contractor shall have one or more operational Weigh Scales at each Transfer Station or Solid Waste Management Facility that shall have a length equal to or greater than 60 feet, and shall be able to accommodate all of the dimensions of all of the Collection Vehicles shown in EXHIBIT
              4. The Contractor shall weigh all incoming and outgoing Collection Vehicles that transport MSW to a Transfer Station or Solid Waste Management Facility, record the weight prior to unloading the MSW, and after unloading the MSW, and give the weight to NYCDOS in accordance with Section 3.3.2. Throughout the term of the Contract and any extensions thereof, the Contractor shall calibrate each Weigh Scale from time to time, but in no event less than once every 30 days, and provide the records of the calibration to NYCDOS within five business days of receipt. In addition, the Contractor shall equip the Transfer Station or Solid Waste Management Facility with a Weigh Scale Computer. The Weigh Scale Computer shall: (a) record the data required by EXHIBIT 8 (the "DELIVERY

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              DATA"); and (b) deliver records of the recorded weight to NYCDOS by electronic transmission on an hourly basis to the location designated in writing by NYCDOS' representative. These records shall be the official record of the weight of each load of MSW delivered to the Transfer Station or Solid Waste Management Facility by NYCDOS and its authorized representatives. The Weigh Scale Computer shall print the Delivery Data for each load of MSW onto a Delivery Receipt, and onto all copies of such Delivery Receipt, a copy of which is attached to the Detailed Specifications as EXHIBIT 9.

     3.3.2 WEIGH SCALE DATA. For each load of MSW delivered by a Collection Vehicle, the Contractor shall electronically transmit the data set forth in EXHIBIT 8 of the Detailed Specifications in the format designated in EXHIBIT 8 to NYCDOS on an hourly basis. The Weigh Scale Computer shall assign the next load number to each load, in sequence, without any omitted load numbers. For each invoice period, the Weigh Scale Computer shall transfer this data to a floppy disk, or to an otherwise mutually acceptable portable computer data storage medium, and the Contractor shall deliver it to NYCDOS along with such invoice.

     3.3.3 CERTIFICATION OF WEIGH SCALES. The Contractor shall be solely responsible for obtaining, or requiring the owner and the operator of the Transfer Station or Solid Waste Management Facility to obtain all of the required certifications and seals for the Weigh Scales at no cost to NYCDOS. During the term of the Contract and any extensions thereof the Contractor shall provide NYCDOS with documentation showing that the Contractor or the owner and the operator of the Transfer Station or Solid Waste Management Facility have renewed the required certifications and seals prior to the expiration of the existing certifications and seals.

              3.3.3.1 WITHIN NEW YORK STATE. Weigh Scales at any Transfer Station or Solid Waste Management Facility located within the State of New York shall meet the standards and specifications of Article 16 of the New York State Agriculture and Markets Law as amended with respect to weights and measures.

              3.3.3.2 WITHIN NEW YORK CITY. No less often than once every 12 calendar months, each Weigh Scale at a Transfer Station within the City shall be certified and sealed by the New York City Department of Consumer Affairs and the resulting documentation shall be provided to NYCDOS within five working days of receipt by the Contractor, or by the owner or the operator of the Transfer Station.

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              3.3.3.3 OUTSIDE NEW YORK STATE. Weigh Scales at a Transfer Station or Solid Waste Management Facility located outside the State of New York shall meet the standards and specifications of the state and locality in which they are located.

     3.3.4 WEIGH SCALE OBSERVATION AND TESTING. NYCDOS may observe the weighing of MSW and test the accuracy and precision of any scale at a Transfer Station, or Solid Waste Management Facility including the Weigh Scale Computer at any time without prior notice. NYCDOS may authorize a representative or agent to conduct the observation and testing, and assign the representative or agent to the Transfer Station or Solid Waste Management Facility for that purpose.

     3.3.5    WEIGH SCALE OR WEIGH SCALE COMPUTER MALFUNCTION.

              3.3.5.1 A Contractor shall immediately notify NYCDOS of a Weigh Scale or Weigh Scale Computer Malfunction (a "WEIGH SCALE MALFUNCTION") including but not limited to:

                    3.3.5.1.1 Failure of the Weigh Scale or the Weigh Scale Computer to operate to specifications;

                    3.3.5.1.2 Failure to assign a sequential number to each load delivered by NYCDOS or its authorized representatives;

                    3.3.5.1.3 Failure to provide a complete and legible Delivery Receipt; or

                    3.3.5.1.4 Failure to calibrate and seal the Weigh Scale as required by state or local law, rule or regulation, or to have the required certifications and seals for the Weigh Scale renewed.

              3.3.5.2 During any Weigh Scale Malfunction, the Contractor shall accept NYCDOS' reasonable estimate of the weight of the MSW as the official record of the measurement. NYCDOS, at its option, may make its reasonable estimate at the sole expense of the Contractor by weighing the Collection Vehicle at a NYCDOS facility, or by using a weight derived from the daily average of all MSW delivered to the Transfer Station or Solid Waste Management Facility by Collection Vehicles during a period that NYCDOS determines is

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                       reasonable. If a Weigh Scale Malfunction which causes the Contractor to be unable to provide a complete Delivery Receipt continues for a period of 24 hours or longer, NYCDOS may, at its sole option, require a NYCDOS Supervisor to be stationed at the Transfer Station or Solid Waste Management Facility to observe Collection Vehicle deliveries of MSW during the remaining period of the Weigh Scale Malfunction. In addition to liquidated damages and all other remedies available to NYCDOS, at law or in equity, the Contractor shall be liable for all expenses incurred by NYCDOS during the period that the Supervisor is stationed at the Transfer Station or Solid Waste Management Facility including but not limited to the Supervisor's salary and benefits. Alternatively, NYCDOS may choose to deliver the MSW to another Transfer Station or Solid Waste Management Facility, and the Contractor shall be liable for the difference between NYCDOS' cost of delivering such MSW to the Contractor's Transfer Station or Solid Waste Management Facility and all costs related to the delivery of the MSW to the alternative Transfer Station or Solid Waste Management Facility including but not limited to the difference in the Price per Ton, and personnel and transportation costs.

     3.3.6 DELIVERY RECEIPTS. After a Collection Vehicle delivering MSW has been weighed by a Weigh Scale both prior to and after dumping its load, the Weigh Scale Computer shall record and print all Delivery Information on a Delivery Receipt. Prior to the departure of the Collection Vehicle from the Transfer Station or Solid Waste Management Facility, the Contractor shall obtain the signatures and print the names of the Collection Vehicle driver and of the Contractor's representative on the Delivery Receipt, and shall give the Collection Vehicle driver a copy of the Delivery Receipt. No Delivery Receipt shall be complete unless the Delivery Receipt includes: (a) all Delivery Information with respect to the delivery printed by the Weigh Scale Computer, and (b) the signatures and printed names of both the Collection Vehicle driver and the Contractor's representative, each of which shall be obtained by the Contractor. NYCDOS has the right to withhold payment for any delivery for which the Contractor fails to provide a complete Delivery Receipt including Delivery Receipts for any loads voided in accordance with Section 3.2.9.

3.4  DISPOSAL FACILITY OPERATIONS

     3.4.1 DISPOSAL OF MSW. The Contractor shall transport the MSW delivered by NYCDOS to, and dispose of it at Disposal Facilities located outside

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              of the City during the term of the Contract and any extensions thereof in accordance with all of the applicable federal, state and local laws, rules and regulations. The Contractor shall:

              3.4.1.1 Bear all costs associated with the disposal of MSW including but not limited to tipping fees, and the cost of obtaining the use of each Disposal Facility;

              3.4.1.2  Prepare each Disposal Facility to accept MSW; and

              3.4.1.3 Ensure that each Disposal Facility complies with the terms of the Detailed Specifications, with all applicable federal, state and local laws, rules and regulations, and is authorized to accept MSW from the City.

     3.4.2 DISPOSAL FACILITY REQUIREMENTS. Each Disposal Facility shall meet the requirements set forth hereinafter during the term of the Contract and any extensions thereof:

              3.4.2.1  Be located outside of the City;

              3.4.2.2  Be subject to the jurisdiction of the USEPA;

              3.4.2.3 Possess all Permits and Authorizations from the state and locality in which it is located which are required to operate and accept the MSW tonnage which may be sent to it;

              3.4.2.4 Be in compliance with, and operate in accordance with all of the laws, rules and regulations applicable in the state and locality in which it is located;

              3.4.2.5 If not owned by the bidder, be the subject of an agreement between the owner and the operator and the bidder to use the Disposal Facility for the term of the Contract and any extensions thereof; and

              3.4.2.6 Be the subject of a Permit, Host Community Agreement, or other authorization that authorizes the acceptance of MSWat the Disposal Facility regardless of origin.

     3.4.3 DISPOSAL FACILITY CAPACITY. The total MSW disposal capacity at the Disposal Facilities shall be at least equal to the tonnage of MSW being bid. The Contractor shall maintain this capacity of its Disposal Facilities throughout the term of the Contract and any extensions thereof.

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              Following the bid openings, and after the award of the Contract, NYCDOS has the right at any time without notice to inspect the Disposal Facilities and verify that the facilities continue to have the capacity to dispose of the tonnage that was awarded to the Contractor, and NYCDOS may reduce the TPD of MSW delivered to the Contractor's Transfer Station or Solid Waste Management Facility to the amount of the capacity of the Disposal Facilities. In the event of such a reduction, the Contractor shall be liable to NYCDOS for all costs related to the delivery of MSW to an alternative Transfer Station or Solid Waste Management Facility including but not limited to the difference in the Price per Ton, and NYCDOS' personnel and transportation costs.

3.5  TRANSPORTING MSW TO A DISPOSAL FACILITY.

     3.5.1 TRANSPORT GENERALLY. The Contractor may transport the MSW to a Disposal Facility, by barge, rail car, or truck or a combination of these modes of transportation. The Contractor shall provide all barges, Containers, rail cars, trucks, and other equipment that will be used to transport the MSW to a Disposal Facility either directly or by subcontracting with one or more transporters and suppliers of equipment, and shall have access to a sufficient amount of transport equipment and transporters, and backup equipment and transporters for each selected mode of transportation to ensure that there is no downtime in connection with operations. The Contractor shall pay all costs of transporting the MSW including but not limited to equipment rental charges, transporter charges, gas, maintenance, taxes, fees, fines, and tolls.

     3.5.2 STORAGE TIME. MSW storage time in or on a barge, Container, rail car, truck, or any other equipment used for the transport of MSW shall not exceed the permissible limit under any applicable federal, state or local laws, rules or regulations.

     3.5.3 SANITATION. The Contractor shall maintain, and ensure that its transporters and subcontractors maintain all barges, Containers, rail cars, trucks and other equipment used for the transport of MSW in a clean and sanitary condition to prevent odors, insects, rodents, vermin, vectors, or other nuisance conditions. The Contractor, or its transporters or subcontractors shall furnish and use its own equipment for this cleaning operation.

     3.5.4 TRANSPORT BY BARGE. If the MSW is transported by barge, the Contractor and its transporters and subcontractors shall adhere to all

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              federal, state and local laws, rules and regulations applicable to transport by barge.

     3.5.5 TRANSPORT BY RAIL. If the MSW is transported by rail, the "Contractor and its transporters and subcontractors shall adhere to all federal, state and local laws, rules and regulations applicable to rail transport.

     3.5.6    TRANSPORT BY TRUCK. If the MSW is transported by truck:

              3.5.6.1 Within the City, the Contractor and its transporters and subcontractors shall ensure that all trucks adhere to authorized truck routes within the City and do not deviate from these routes unless specifically directed to do so by government authorities re-routing traffic. To the maximum extent possible, trucks shall not travel on any local streets, or through any residential area;

              3.5.6.2 Outside of the City, the Contractor and its transporters and subcontractors shall adhere to the laws, rules and regulations governing truck transport in the states and localities through which the trucks will travel and shall not deviate from these routes unless specifically directed to do so by government authorities re-routing traffic;

              3.5.6.3 The Contractor shall route, and ensure that each of its transporters and subcontractors routes trucks on primary highways, and to the maximum extent possible, away from local streets and residential areas. The Contractor shall also route and ensure that each of its transporters and subcontractors routes trucks away from environmentally sensitive areas such as parks, historic sites, and wetlands to the maximum extent possible, in conformance with all applicable federal, state and local laws, rules and regulations;

              3.5.6.4 The Contractor shall load, and ensure that each of its transporters and subcontractors loads each truck so that it is within the weight limits established by the states and localities through which the truck will travel; and

              3.5.6.5 The Contractor shall ensure that both doors of the truck cab clearly and visibly bear the name, address, and telephone number of the transporter or subcontractor and a unique number in lettering at least four inches high.

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

     3.5.7 SAFETY. The Contractor shall be responsible for its own, and for each of its transporters' and subcontractors' safety, and for transporting MSW in conformance with all federal, state and local laws, rules and regulations including but not limited to speed limits and tonnage restrictions. The Contractor shall ensure that its own MSW transporting equipment and that of each of its transporters and subcontractors is equipped with adequate fire extinguishing equipment appropriate for the mode of transportation which is being used.

     3.5.8 INSPECTION AND ENCLOSURE OF BARGES, CONTAINERS, RAIL CARS, TRUCKS, AND OTHER EQUIPMENT. As part of the Contractor's preventative maintenance program, the Contractor and its transporters and subcontractors shall maintain all barges, Containers, rail cars, trucks, and other equipment used for the transport of MSW. The Contractor and its transporters and subcontractors shall cover the MSW, whether in a barge, Container, rail car, truck, or another type of transport equipment so that no material spills, leaks, or is otherwise released. The Contractor shall inspect each barge, Container, rail car, truck, or other equipment used for transporting the MSW prior to its departure from the Transfer Station or Solid Waste Management Facility. As part of each inspection, the Contractor shall ensure that all doors and other apertures are secure. All MSW shall remain covered until it is unloaded at the Disposal Facility.

     3.5.9 MSW SPILLS. If MSW spills while a load is in transit, the Contractor shall implement its emergency spill clean-up plan for that mode of transport, and shall immediately notify the state police and other appropriate authorities as well as any federal, state or local agencies responsible for supervising and monitoring clean-up activities. Failure to implement an emergency spill clean-up plan within one hour of the spill, or to commence clean-up operations within three hours of the spill may be cause for NYCDOS to terminate the Contract for default. The Contractor shall immediately notify NYCDOS by telephone upon occurrence of the spill, and shall provide NYCDOS with periodic reports on the status of the clean-up operations. The Contractor shall pay all of the costs and expenses of the clean-up.

3.6  GENERAL OPERATIONS REQUIREMENTS

     3.6.1 LOCAL AGENT. The Contractor shall have an agent in New York City that shall be authorized to accept all notices, and any service of process in connection with the Contract.

     3.6.2 LOCAL OFFICE. The Contractor shall have an office at the Transfer Station or Solid Waste Management Facility that serves as the base of

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              operations for the Contractor. The Contractor shall maintain in such office copies or originals of all records relating to the Contract including but not limited to those records required pursuant to Section 3.6.3

     3.6.3. RECORD KEEPING AND REPORTING. The Contractor shall maintain, in accordance with generally accepted accounting principles, consistently applied, accurate, readily available, and auditable records and accounts, with supporting documentation of: (a) all Weigh Scale data; (b) the MSW tonnage delivered by NYCDOS; (c) the tonnage and site of disposal of all MSW delivered by NYCDOS; (d) all receipts and expenditures in connection with the performance of its obligations under the Contract; (e) all financial accounts maintained, and transactions undertaken in connection with the Contract relating to the disposition of the MSW, and the invoices, receipts and expenditures therefor. The Contractor shall maintain all records for at least six years after the date of the termination of the Contract.

     3.6.4 ACCESS TO INFORMATION. The City shall have the right to conduct independent sampling and analysis of any information including but not limited to records and accounts at any time without notice.

     3.6.5 BACKUP EQUIPMENT. At no additional expense to the City or NYCDOS, the Contractor shall provide sufficient backup equipment to manage and provide services for all phases of the Contract. If any equipment provided pursuant to the Detailed Specifications becomes unavailable or inoperable, the Contractor shall promptly mobilize backup equipment to ensure smooth, continuous operation.

     3.6.6 THE CONTRACTOR'S RESPONSIBILITY FOR THE ACTS OF OTHERS. The Contractor shall be responsible for the acts of any person or firm engaged to act on its behalf. If an obligation is imposed on the Contractor in the Detailed Specifications, the Contractor shall ensure that its employees, agents, representatives, subcontractors, and any person or firm acting on its behalf carry out and fulfill the obligation.

     3.6.7 PROVISION REQUIRED IN SUBCONTRACTS. To ensure the performance of the services during the term of the Contract, the Contractor shall insert the following language into each agreement with the owner and the operator of a Transfer Station, a Solid Waste Management Facility a Disposal Facility and any other processing facility which may be used in connection with the Contract which is not owned and operated by the Contractor:

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                  The parties to this Agreement acknowledge and agree that
                           the New York City Department of Sanitation
                           ("NYCDOS DEG.) is a third-party beneficiary of this Agreement. Accordingly,

                      if _______________________________________
                                 NAME OF CONTRACTOR

                  (the "CONTRACTOR") fails or is otherwise prevented from
                           delivering municipal solid waste for disposal under this Agreement for any reason, including insolvency, then,

                  ----------------------------------------------
                           NAME OF THE OWNER OF
                           THE TRANSFER STATION,
                           SOLID WASTE MANAGEMENT FACILITY.
                           DISPOSAL FACILITY OR
                           OTHER PROCESSING FACILITY

                  (the "OWNER") shall permit NYCDOS or its authorized agents and representatives to deliver municipal solid waste from the City of New York to the facility upon the same terms and conditions contained herein for the delivery of municipal solid waste by the Contractor (including payment of the same fees), until such time as the Contractor resumes operation and performance under this Agreement. The Owner agrees that if NYCDOS declares the Contractor to be in default of its obligations under its contract with the NYCDOS or terminates or otherwise cancels the contract, the Owner shall, at the option of NYCDOS, execute a contract with NYCDOS to permit the delivery of municipal solid waste from the City of New York to the facility on terms and conditions not less favorable to the City of New York than those contained in this Agreement.

                      IV. ITEMS TO BE SUBMITTED BY BIDDERS

4.1 THE BID PACKAGE. The bidder shall submit an original bid package, in a sealed container which is clearly labeled as the original bid package (which shall be the formal and public bid), and one copy of the bid package in a container which is clearly labeled as a duplicate of the bid package. NYCDOS may deem a bid package which omits any of these items to be non-responsive, and may reject the bid. The bid package shall contain:

     4.1.1    BID SHEET. The Bid Sheet.

     4.1.2    TAX AFFIRMATION. The bidder shall provide the Tax Affirmation.

     4.1.3 BID SECURITY. A Bid Bond or Certified Check in the amount specified in Schedule A of the General Specifications - General Conditions.

     4.1.4 SUPPLY AND SERVICE EMPLOYMENT REPORT. A Supply and Service Employment Report shall be completed by the bidder, and each subcontractor identified in its bid.

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

     4.1.5 EXPERIENCE QUESTIONNAIRES. An Experience Questionnaire shall be completed by the bidder, each member of a joint venture or partnership (if applicable), and each subcontractor identified in its bid.

     4.1.6 VENDEX QUESTIONNAIRES. The bidder, all of the principals of the bidder, each corporation which has an ownership interest in the bidder, each corporation which is affiliated with the bidder, each corporation in which the bidder has an ownership interest, and each subcontractor identified in the bid and all of the principals of each subcontractor shall complete and submit to NYCDOS a separate VENDEX Questionnaire. A VENDEX Questionnaire is included with the solicitation.

4.2 BID SUPPORT MATERIALS. For NYCDOS to deem the bid responsive, each bidder shall submit two copies of the bid support materials set forth hereinafter. NYCDOS may deem a bid which omits any of these items to be non-responsive, and may reject it. All bid support materials shall be submitted in a sealed container. Each container shall clearly identify the bid that it accompanies, and whether it contains original or duplicate documents. It shall include:

     4.2.1 CHART. A chart for the Transfer Station or Solid Waste Management Facility, and each Disposal Facility summarizing the following information:

              4.2.1.1 A list of the names, addresses, and telephone numbers of each Transfer Station or Solid Waste Management Facility, and each Disposal Facility identified in its bid including its owner, and operator, and a contact person at the facility;

              4.2.1.2  The USEPA region in which the facility is located;

              4.2.1.3 The name, address and telephone number of each federal, state and local regulatory agency and authority which has jurisdiction over the facility, or from which a Permit or Authorization is required, and the name, title and telephone number of a contact person at each agency or authority;

              4.2.1.4 A list of all existing Permits and Authorizations from regulatory agencies and authorities, stating the name of the agency or authority which issued each Permit and Authorization, the date of issuance, the date of expiration, and any conditions or restrictions in the Permit or Authorization;

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              4.2.1.5 A list of all pending applications for Permits and Authorizations, including the name of the agency or authority with which the application is pending, the date of the filing receipt, the current status of the application, and the date upon which it is anticipated that each Permit and Authorization will be issued; and

              4.2.1.6. Any other relevant information.

     4.2.2 TRANSFER STATION OR SOLID WASTE MANAGEMENT FACILITY THROUGHPUT CHART. A chart showing: (a) the daily putrescible solid waste tonnage throughput managed at the Transfer Station or Solid Waste Management Facility during the past calendar year; and (b) the daily shift totals by shift for all inbound and outbound tonnage during the second week of each month for the 12 months preceding the bid opening date.

     4.2.3 DISPOSAL FACILITY THROUGHPUT CHART. A chart for each Disposal Facility setting forth the total amount of solid waste from all sources, categorized by type received, during each calendar year from 1994 through 1998, and for calendar year 1999 through October 31st 1999.

     4.2.4 TRANSFER STATION OR SOLID WASTE MANAGEMENT FACILITY AND DISPOSAL FACILITY CAPACITY. A chart for each Transfer Station or Solid Waste Management Facility, and Disposal Facility setting forth:
              (a) the Transfer Station's or Solid Waste Management Facility's, or Disposal Facility's total acreage; (b) the facility's total capacity including the maximum daily, weekly and monthly capacity authorized for the receipt of MSW under the facility's Permits and Authorizations; (c) the Permit(s) or Authorization(s) in which such maximum capacities are set forth; (d) the average amount of MSW currently accepted by the Transfer Station or Solid Waste Management Facility, or Disposal Facility on a daily, weekly, and monthly basis; (e) the amount of the City's MSW that the bidder proposes to deliver to each facility; and (f) any other relevant information.

     4.2.5 DESCRIPTIVE MATERIALS. Descriptive company materials and histories for the bidder and each of the subcontractors identified in its bid demonstrating that the bidder complies with the experience requirements set forth in Section 2.1.2.

     4.2.6 A PRELIMINARY OPERATIONS PLAN. The preliminary Operations Plan shall be submitted in a binder. The preliminary Operations Plan shall describe in detail how the bidder intends to manage each shipment of MSW from the time of delivery by NYCDOS or its authorized representatives to the

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              Transfer Station or Solid Waste Management Facility until the time of final disposal. At its discretion, NYCDOS may request that the bidder modify all or parts of the preliminary Operations Plan, and submit the revised preliminary Operations Plan to NYCDOS for its review and approval within 10 days of the date of such request. If the bidder does not submit a revised preliminary Operations Plan to NYCDOS within said time period, NYCDOS may determine that the bid is non-responsive, and reject the bid. The preliminary Operations Plan shall include:

              4.2.6.1 COPIES OF PERMITS AND AUTHORIZATIONS. Copies of every Permit and Authorization that has been obtained for the Transfer Station or Solid Waste Management Facility and each Disposal Facility, and all documentation accompanying each Permit and Authorization.

              4.2.6.2 PENDING APPLICATIONS FOR PERMITS AND AUTHORIZATIONS. If an application for any Permit or Authorization for the Transfer Station or Solid Waste Management Facility is pending at the time of the bid opening, the bidder shall submit a copy of the application, its filing receipt, and all of the supporting documentation that was submitted with the application.

              4.2.6.3 LETTER OF INTENT FROM THE OWNER AND THE OPERATOR OF A TRANSFER STATION OR SOLID WASTE MANAGEMENT FACILITY. For any Transfer Station or Solid Waste Management Facility named in the bid which is not owned and operated by the bidder, the bidder shall submit a Letter of Intent from the owner and the operator of the Transfer Station or Solid Waste Management Facility containing all of the information set forth in Section 1.2.14.

              4.2.6.4 TRANSFER STATION OR SOLID WASTE MANAGEMENT FACILITY OPERATIONS AND MAINTENANCE PLAN. An operations and maintenance plan for the Transfer Station or Solid Waste Management Facility that at a minimum:

                    4.2.6.4.1 If the facility is located within the State of New York, complies with the mandates of the New York State Department of Environmental Conservation Solid Waste Management Facility Regulations (6 NYCRR Part 360) as amended, and the mandates set forth in the rules and regulations adopted by any local agencies regulating the Transfer Station or Solid Waste Management Facility.

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                    4.2.6.4.2 If the facility is located outside of the State of New York, complies with the law, rules and regulations governing the operation of the Transfer Station or Solid Waste Management Facility in the state and locality in which it is located.

                    4.2.6.4.3 If the facility is located outside of the State of New York, includes a list and a map showing the truck routes approved for use by vehicles operated by NYCDOS and its authorized representatives traveling from the egress points from the City designated in EXHIBIT 2.

              4.2.6.5 TRANSFER STATION OR SOLID WASTE MANAGEMENT FACILITY BLUEPRINT. A blueprint for the Transfer Station or Solid Waste Management Facility that is current as of the bid opening date.

              4.2.6.6 PROOF OF ABILITY TO TRANSPORT MSW TO A DISPOSAL FACILITY. Evidence that the bidder or its subcontractors possess the necessary equipment to transport MSW from the Transfer Station or Solid Waste Management Facility (if applicable) to each Disposal Facility. This evidence may include a Letter of Intent from one or more transporters to supply the equipment or services required.

              4.2.6.7 DISPOSAL FACILITY INFORMATION. The name, address and telephone number of the owner, the operator, and a contact person for each Disposal Facility named in the bid;

              4.2.6.8 LETTER OF INTENT FROM THE OWNER AND THE OPERATOR OF A DISPOSAL FACILITY. For each Disposal Facility named in the bid which is not owned and operated by the bidder, the bidder shall submit a Letter of Intent from the owner and the operator of such Disposal Facility containing all of the information set forth in Section 1.2.14.

              4.2.6.9 STATE AND LOCALITY PERMITS AND AUTHORIZATIONS, AND HOST COMMUNITY AGREEMENTS. For each Disposal Facility named in its bid, a copy of a state or local Permit or Authorization, or a Host Community Agreement acceptable to NYCDOS which authorizes the Disposal

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                       Facility to accept MSW regardless of origin. In addition the bidder shall include the name, title, address, and telephone number of one or more persons employed by the jurisdiction issuing such Permit, Authorization, or Host Community Agreement which authorizes the acceptance of MSW regardless of origin whom NYCDOS may contact to verify such authorization. The bidder shall also include an opinion letter from an attorney familiar with the laws, rules, regulations, Permit and Authorization requirements, and the Host Community Agreement applicable to the Disposal Facility that states that the Disposal Facility may accept MSW regardless of origin including but not limited to the specific language in such Permit, Authorization, or Host Community Agreement, if applicable, which authorizes the acceptance or MSW regardless of origin. Such letter shall also set forth any limitations or restrictions imposed by such regulatory agency or authority on the acceptance of MSW for disposal by the facility.

     4.2.7 DUE DATE FOR PERMITS AND AUTHORIZATIONS WHICH WERE PENDING ON THE BID OPENING DATE. NYCDOS shall provide 10 days advance notice of the Permit Due Date to all responsive and responsible bidder(s). The selection of the Permit Due Date will be solely within the discretion of NYCDOS. If any application for a Permit or Authorization was pending on the bid opening date, the bidder shall have received the actual Permit and Authorization, and shall submit a copy of such Permit or Authorization along with all supporting material to NYCDOS by the Permit Due Date. A bidder's failure to obtain the Permits and Authorizations, and submit copies to NYCDOS by the Permit Due Date may result in a determination by NYCDOS that the bid is non-responsive, and NYCDOS may reject the bid.

4.3  ITEMS TO BE SUBMITTED AFTER RECEIPT OF NOTICE OF AWARD

     4.3.1 INSURANCE AND BONDS. Within 10 days after receipt of the Notice of Award the bidder shall submit any performance bonds, payment bonds, and certificates of insurance required by Schedule A of the General Specifications - General Conditions. Failure to produce these items may result in a determination by NYCDOS that the Notice of Award will be rescinded for failure to provide the required bonds, or insurance.

     4.3.2 FINAL OPERATIONS PLAN. Within 20 days after receipt of the Notice of Award the bidder shall submit an original and one copy of the final Operations Plan. At its discretion, NYCDOS may request that the bidder

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              modify all or parts of the final Operations Plan and submit a revised final Operations Plan to NYCDOS for its review and approval within five days of the date of such request. Failure to submit a revised Operations Plan within said time period, may result in a determination by NYCDOS that the Notice of Award will be rescinded for failure to provide the required revised final Operations Plan. Upon NYCDOS' acceptance of the Contractor's final Operations Plan, the final Operations Plan shall become effective. The final Operations Plan shall include:

              4.3.2.1 REVISED PRELIMINARY OPERATIONS PLAN. The information required to be included in the preliminary Operations Plan by Section 4.2.6, revised as appropriate;

              4.3.2.2 AGREEMENTS WITH THE OWNER AND THE OPERATOR OF THE TRANSFER STATION OR SOLID WASTE MANAGEMENT FACILITY, AND THE DISPOSAL FACILITY AND MSW TRANSPORTERS. Agreements between the bidder and the owner and the operator of the Transfer Station or Solid Waste Management Facility, each Disposal Facility and each transporter, if it is not owned and operated by the bidder, which shall be for the term of the Contract and any extensions thereof. The Agreements shall include at a minimum:

                    4.3.2.2.1 A statement that the owner and the operator shall accept MSW from the City, or transport it;

                    4.3.2.2.2 All of the conditions and restrictions which may be imposed upon the acceptance or transport of MSW from the City either by the owner and the operator, or by any regulatory agency or authority with jurisdiction over the Transfer Station, Solid Waste Management Facility, Disposal Facility, or transporter;

                    4.3.2.2.3 The daily tonnage of MSW that the owner and the operator anticipate accepting; and

                    4.3.2.2.4 The specific language in the facility's or the transporter's Permits and Authorizations, or Host Community Agreement, if applicable, which authorizes the owner and the operator to accept MSW from the City.

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              4.3.2.3 PERMITS AND AUTHORIZATIONS. Copies of all federal, state and local Permits and Authorizations necessary to perform the work and services sought by this solicitation including those for the Transfer Station or Solid Waste Management Facility, the Disposal Facility, and the transport of MSW.

              4.3.2.4 HOST COMMUNITY AGREEMENT. A copy of the Host Community Agreement, if applicable, that authorizes the Disposal Facility to accept MSW regardless of origin.

              4.3.2.5 TRANSFER STATION OR SOLID WASTE MANAGEMENT FACILITY EMERGENCY CONTINGENCY PLAN. A copy of a plan to cope with emergencies at the Transfer Station or Solid Waste Management Facility including but not limited to power failures, fires, and the delivery of radioactive material.

              4.3.2.6 MODES OF MSW TRANSPORT, CONTAINERS, AND RELATED EQUIPMENT. A complete description of all modes of MSW transport including but not limited to barges, Containers, rail cars, trucks, and related equipment which will be used to transport MSW from the Transfer Station or Solid Waste Management Facility to a Disposal Facility. Each final Operations Plan shall identify the modes of MSW transport, the names and addresses of all transporters (including but not limited to the owners of barge transporters, railroads, and trucking companies) and the name, title, address and telephone number of a contact person at each transporter. The size, type, and capacity of barges, Containers, rail cars, trucks, and other equipment which will be used for the transport of MSW, and the schedule for transporting each shipment of MSW from the Transfer Station or Solid Waste Management Facility to the Disposal Facility shall also be included.

              4.3.2.7 BARGE, RAIL OR TRUCK ROUTES. Details of the routes that each mode of transport may take from the Transfer Station or Solid Waste Management Facility to each Disposal Facility including but not limited to the local streets which may be used if MSW is transported by truck at any time.

              4.3.2.8 TRANSPORT EMERGENCY CLEAN-UP PLAN. An emergency clean-up plan appropriate to each mode of MSW transport

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                       describing in detail the procedures that the Contractor, transporter or subcontractor shall follow if MSW spills during transport.

4.4  CHANGES AFTER CONTRACT AWARD.

     4.4.1 CHANGES IN THE DISPOSAL FACILITY, TRANSPORTERS, MODES OF TRANSPORTING MSW, OR SUBCONTRACTORS. After award of a Contract or the commencement of work, the Contractor may only add, substitute or replace a Disposal Facility, a transporter, the modes of transporting MSW, or any other subcontractor with the prior written approval of NYCDOS.

              4.4.1.1 To request such approval, the Contractor shall submit a written request to NYCDOS accompanied by VENDEX Questionnaires completed by the new Disposal Facility, the new transporter or any other subcontractor, and its principals, and all of the applicable information and documents listed in Sections 4.1.4, 4.1.5, 4.2.1, 4.2.2,
                       4.2.3 and 4.2.6.9, and a Letter of Intent or an Agreement between the Contractor and the proposed subcontractor, and any additional information or forms which may be requested by NYCDOS, the New York City Trade Waste Commission, or the New York City Department of Investigation.

              4.4.1.2 NYCDOS, at its sole discretion, may refuse to approve the Contractor's request for a change.

              4.4.1.3 If NYCDOS approves the Contractor's request, the Contractor shall be responsible for any additional costs to the Contractor, and any additional costs that NYCDOS may incur as a result of the changes. The Contractor shall reimburse NYCDOS for all additional costs incurred as a result of the change including but not limited to personnel and transportation costs incurred by NYCDOS as a result of the change.

     4.4.2 REVISED FINAL OPERATIONS PLAN. Within 20 calendar days of receipt of NYCDOS' approval of the change, the Contractor shall submit to NYCDOS a revised final Operations Plan with updated information reflecting the addition, substitution, or replacement of the subcontractor.

     4.4.3 CHANGES IN OWNERSHIP. After the commencement of work, there may only be a change in the controlling interest of any corporation, or a

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              dissolution or change in the composition of any joint venture or partnership providing services pursuant to this Contract with the prior written approval of NYCDOS.

              4.4.3.1 To request such approval, the Contractor shall submit a written request to NYCDOS accompanied by VENDEX Questionnaires which shall reflect the proposed change in the controlling interest of the corporation, or the dissolution or change in the composition of the joint venture or partnership, and any additional information and forms which may be requested by NYCDOS, the New York City Trade Waste Commission, or the New York City Department of Investigation.

              4.4.3.2 NYCDOS, at its sole discretion, may refuse to approve the Contractor's request for a change. NYCDOS, further reserves the right to terminate this Contract for convenience in the event that the change in the controlling interest in the corporation, or the dissolution or change in the composition of the joint venture or partnership provides a basis for determining that the Contractor does not meet all of the standards with respect to responsibility, fitness and integrity set forth in the PPB Rules, and those which may be established by the New York City Trade Waste Commission and the New York City Department of Investigation.

     4.4.4 MODIFICATIONS OF PERMITS AND AUTHORIZATIONS. The Contractor shall provide NYCDOS with written notice of any change, revision or modification of any Permit or Authorization issued to a Transfer Station, Solid Waste Management Facility, or Disposal Facility within 48 hours of the change, revision or modification. The Contractor shall provide NYCDOS with a copy of the change, revision or modification within 20 days of receipt thereof, and a revised final Operations Plan with updated information reflecting the change, revision or modification of such Permit or Authorization. In addition, if such change, revision or modification was made in the Permit or Authorization of the Disposal Facility, the Contractor shall provide an opinion letter from an attorney familiar with the laws, rules and regulations, Permit and Authorization requirements, and the Host Community Agreement, if applicable, for Disposal Facility that sets forth the effect of such change, revision or modification upon the opinion letter issued pursuant to Section 4.2.6.9.

                             V. PAYMENT INFORMATION

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                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

5.1  PAYMENT.

     5.1.1 BASIS FOR PAYMENT. NYCDOS shall pay the Contractor the difference between:

              5.1.1.1 The Price Per Ton based upon the net weight of the MSW delivered by Collection Vehicles to the Transfer Station or Solid Waste Management Facility during the period covered by the invoice; and

              5.1.1.2 Any amounts that are due or owing to NYCDOS by the Contractor under the terms of the Contract, including but not limited to liquidated damages as set forth in Section 5.2.

              5.1.1.3 NYCDOS shall only pay the Contractor at the Price per Ton regardless of the amount of MSW delivered during any shift, or on any day.

     5.1.2 INVOICING. For each month during the term of the Contract, there shall be two invoice periods. The first period shall extend from the first of the month through the fifteenth of the month, and the second period shall extend from the sixteenth of the month through the last day of the month. No later than 10 calendar days following the end of the invoice period, the Contractor shall submit an invoice for the services performed during the invoice period, in exactly the form attached to the Detailed Specifications as EXHIBIT 10, which shall contain all of the information included in such form. If NYCDOS requests that the Contractor provide additional information related to the Contract as part of its invoice, the.. Contractor shall be obligated to provide the information. NYCDOS may reject any invoice which does not comply with these requirements, and the Contractor shall resubmit the corrected or complete invoice during the next invoice period, clearly identifying the invoice as being the resubmission of a previously rejected invoice.

     5.1.3 MONTHLY REPORTING REQUIREMENTS. Within 10 days after the end of each month, the Contractor shall submit a written report to NYCDOS setting forth the tonnage and site of final disposal of all MSW delivered to it by NYCDOS and its authorized representatives during the preceding month.

     5.1.4 ANNUAL REPORTING REQUIREMENTS. Within 20 business days of each anniversary of the commencement of work under the Contract, the Contractor shall submit a written report to NYCDOS setting forth the amount of the MSW delivered to each Disposal Facility during each

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

              month of the reporting period, and providing such other information concerning the final disposal of the MSW delivered to it by NYCDOS and its authorized representatives as may be requested by NYCDOS.

5.2  LIQUIDATED DAMAGES.

     5.2.1 LIQUIDATED DAMAGES. NYCDOS will adjust the Contractor's payment by liquidated damages of $300 for each time the Contractor fails to comply with any of the terms of the Contract including but not limited to those listed below:

              5.2.1.1  Insufficient or untimely performance of the Contract;

              5.2.1.2 Failure to accept deliveries within the times set forth in the Contract, or to process the number of Collection Vehicles per hour set forth in Section 3.2.3;

              5.2.1.3  Rejection of a delivery of MSW;

              5.2.1.4  Violation of the Weigh Scale requirements of Section 3.3;

              5.2.1.5 Providing incomplete or illegible Delivery Receipts including handwritten or manual Delivery Receipts without the prior authorization of NYCDOS;

              5.2.1.6 Failure to maintain complete records of MSW deliveries, or to submit records or other information as set forth in the Contract;

              5.2.1.7  Overflow of MSW storage facilities;

              5.2.1.8 Failure to update the final Operations Plan as required by Sections 4.4.2 and 4.4.4; or

              5.2.1.9 Violation of any of the transport requirements of Section 3.5.

     5.2.2 LIQUIDATED DAMAGES NOT A PENALTY. The parties agree that liquidated damages are not intended as a penalty, but as an acknowledgment by the parties that actual damages in each case are difficult or impossible to ascertain. NYCDOS' failure to impose damages for any specific violation of the Contract shall not be deemed a waiver of any provision of the Contract, nor shall it be deemed a waiver of any right to impose damages as to other, or future violations of any kind, nor of any other remedy at law or in equity.

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

     5.2.3 PAYMENT OF LIQUIDATED DAMAGES. Any liquidated damages due to NYCDOS shall become due and payable on the first day of the month following the date upon which NYCDOS imposes them. NYCDOS may exercise its right of set-off, and deduct the amount of outstanding liquidated damages against amounts due and owing the Contractor from NYCDOS. If the sum due and owing to the Contractor for performance under the Contract in any month is less than the amount of liquidated damages payable to NYCDOS, the Contractor shall pay the difference upon demand by NYCDOS. Any liquidated damages unpaid to NYCDOS for more than one month shall be subject to interest at prime rate in effect at the Federal Reserve Bank of New York upon the date that the interest payment obligation arose plus 2%.

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                                LIST OF EXHIBITS
                      FOR THE BROOKLYN MSW EXPORT CONTRACT

Exhibit 1 .........Brooklyn District Boundaries

Exhibit 2 .........Maps Showing a Radius of 50 Miles
                   From the Egress Points Designated by
                   the City of New York

Exhibit 3 .........NYCDOS' Transportation Model

Exhibit 4 .........NYCDOS' Collection Vehicle
                   Dimensions

Exhibit 5 .........List of NYCDOS' Marine Transfer
                   Stations

Exhibit 6 .........Tables and Charts Showing the
                   Variations In Tonnage at Each Marine
                   Transfer Station During Fiscal Year
                   1999

Exhibit 7 .........Tables and Charts Showing the
                   Variations In Tonnage at Each Private
                   Putrescible Solid Waste Transfer Station
                   During Fiscal Year 1999

Exhibit 8 .........Delivery Data

Exhibit 9 .........Delivery Receipt

Exhibit 10 ........Contractor's Invoice

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                                 BROOKLYN EXPORT

                                    EXHIBIT 1

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                            [Map of Brooklyn (BK 06)]

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                            [Map of Brooklyn (BK 11)]

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                            [Map of Brooklyn (BK 13)]

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                                 BROOKLYN EXPORT

                                    EXHIBIT 2

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                              [Map of New York City
                       Showing GW Bridge, Lincoln Tunnel,
                                 Holland Tunnel]

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                           [Map of the Tri-State Area
                       Showing New York State Thruway and
                              New England Thruway]

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                      [Map of New York City and Long Island
                       Showing Long Island Expressway and
                              Beach Channel Drive]

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN
                             DETAILED SPECIFICATIONS

                                 BROOKLYN EXPORT

                                    EXHIBIT 3

                                     EXHIBIT

                              TRANSPORTATION MODEL

     The Department utilizes a transportation model for operational management purposes intended to project travel costs incurred when transporting refuse or recyclable materials between different locations.

BACKGROUND

     As a result of the institution of a DOS Managed New York City Residential Recycling Program, the Department of Sanitation developed a transportation modeling tool. Since private bids for the recyclable materials from private processing centers throughout the five boroughs, Long Island-and New Jersey DID NOT ASSUME responsibility for pickup and transportation to their facility, the City had to estimate these delivery costs. The transportation costs were also not included in the Bronx (1997) Brooklyn (1998) or Manhattan and Staten Island
(1999) export processes. Therefore, the application of the Transportation Model continues to be required as a basis for awarding the next round of Interim export contracts. Costs of delivering materials (refuse, recyclables) from each Sanitation district to a transfer station, a processor, a paper mill or one of the Department's Marine Transfer Stations must be considered as a major factor in determining the most cost effective (least costly) option. The lowest cost option, vendor or processor will be defined as the lowest total price to the City which is comprised of: THE BID PRICE PER TON ADDED TO THE TRANSPORTATION COST PER TON.

          The processor's bids in dollars per ton are added to the total delivery cost to produce total cost per ton for both delivery and processing. When processing center capacities are provided, this final cost matrix is then used in a LINEAR/INTEGER optimizing program (Express-MP) to establish the most cost effective processor. When capacities are not provided or if each processor is assumed to have infinite processing capacity, the lowest total cost between each district and processor would determine the winner of the bid. However, when the capacities of the processor are considered, the lowest total cost per ton may not be the most cost effective solution to the problem.

METHODOLOGY

The major factors in determining the transportation costs are as follows:

ESTIMATED DRIVING DISTANCES - TRAVEL SPEED
Coordinates are derived for each private processor and each district using latitude and longitude coordinates taken from MAPINFO - a mapping software package. Once coordinates have been established, route distances are computed among all points including, when necessary, bridge and tunnel crossings to produce a table of driving distances between PROCESSOR AND DISTRICT GARAGE AND PROCESSOR AND THE CENTER OF THE DISTRICT. The model computes the straight line distance using MAPINFO and an average traveling speed for New York City.

TRUCKSHIFT PRODUCTIVITY - (TONS PER TRUCKLOAD)
The more tons per load, the less effect transportation cost has on the total cost. The fewer tons per load, the more pronounced the effect transportation cost will have on overall cost.

DISTANCE MEASUREMENT (DUMPING ON OR OFF SHIFT)
The starting point, center of district or garage location, will be based upon the assumptions addressing distance comparisons between districts and primary DOS disposal locations, distance between districts and private vendor locations, Historical dumping patterns and relay assumptions. If relay personnel are required, additional personnel costs result.

PERSONNEL COSTS - Costs required to relay the equipment to the vendor facilities.

MAINTENANCE COSTS

FUEL COSTS

BRIDGE TUNNEL AND TURNPIKE COSTS - QUEUING
The extra cost associated with transportation of materials which must cross bridges, tunnels or toll bearing turnpikes. Aside from the cost of tolls, there is generally a loss in productivity (dead time due to queuing at bridges and tunnels) which has an impact on the ability of the Department to deliver materials. Bridge, tunnel and turnpike costs are assessed on dollars per bridge, dollars per tunnel or dollars per exit path on turnpikes.

LINEAR/INTEGER PROGRAMMING EXAMPLE

     Linear/Integer Programming is a complex technique which determines the optimal mix of options to minimize total cost within given capacity constraints. In order to help the reader understand the basics of the. technique, a simple example is given.

     Assume that a given material is collected from two sanitation districts (A and B), both of which generate 15 tons per day of material. A bid for this material is sent to vendors and three, private vendors respond (V1, V2 and V3 below) each of which has a capacity of 20 tons per day. V1 submits a bid for $15.00 per ton, V2 submits a bid for $10.00 per ton and V3's bid is for $5.00 per ton. The transportation costs are then calculated to arrive at the transportation cost per ton and are added to the bid cost per ton to arrive at the total cost per ton.

   DISTRICT  VENDOR  BID $/TON  TRANSPORTATION  TOTAL $/TON
                                $/TON

     A        V1         15          20              35

     A        V2         10          60              70

     A        V3          5         100             105

     B        V1         15          10              25

     B        V2         10          40              50

     B        V3          5          80              85

     The objective of making use of the Linear/integer technique in this case is to minimize the overall cost of the export program. All three vendors are constrained by their limited capacity of up to 20 tons per day. Therefore, at least two vendors will be required to process the total of 30 daily tons collected by both sanitation districts. Separately, V1's bids would have been chosen for each district A and district B. However, since V1's capacity of 20 tons per day is not enough to cover the overall need both districts cannot be awarded.

     If all the possible combinations were examined, as seen in the table below, the combination that would have the least OVERALL COST IS DISTRICT A TO VENDOR 1 AND DISTRICT B TO VENDOR. 2.

    COMB.    V1      V2     V3     A        B     WGHTD COST/TON TOTAL
    -----    ---     ---   ---    ----     ---    --------------------

      1      A       B            $ 35     $50             $42.50

      2      A             B      $ 35     $85             $60.00

      3              A     B      $ 70     $85             $77.50

      4      B       A            $ 70     $25             $47.50

      5      B             A      $105     $25             $65.00

      6              B     A      $105     $50             $77.50

     Any combination including Vendor 3, in spite of its lowest bid, will not be awarded because of the extremely high transportation cost.

     In this scenario, the contract for district A would be awarded to Vendor 1, and district B would be awarded to Vendor 2, yielding the least cost to the city.

                                 BROOKLYN EXPORT

                                    EXHIBIT 4

---------------------------------------------------------------------------------------------------------------------------------
                           HEIGHT     LENGTH    WIDTH      TURNING          TARE        EXTENDED          WHEEL         LENGTH
                                                           RADIUS          WEIGHT        HOPPER            BASE          FOR
                                                                                          DUMP                          SCALE
                                                                                        POSITION
---------------------------------------------------------------------------------------------------------------------------------
COLL. TK. ALLEY 10 YD.     11'2"     21' 10"    7'4"       27' 1"           10.0         16' 3"           10' 0"        13' 6"
---------------------------------------------------------------------------------------------------------------------------------
COLL. TK. ALLEY 20 YD.     10'8"      26' 9"    8'6"       27' 8"           12.9         16' 8"           13' 7"        17' 6"
---------------------------------------------------------------------------------------------------------------------------------
COLL. CABLE TK. 25 YD.     11'6"      32' 8"    8'9"       29' 0"           19.2         21' 0"           15' 1"        21' 0"
---------------------------------------------------------------------------------------------------------------------------------
COLL. BPX TK. 25 YD.       11'6"     34' 10"    8'10"      29' 0"           21.7        17' 11"           15' 1"        21' 0"
---------------------------------------------------------------------------------------------------------------------------------
COLL. TK. 20 YD.           11'3"      29' 9"    8'10"    26'6"-29'0"     15.9-16.3       17' 7"           14' 6"        17. 8"
---------------------------------------------------------------------------------------------------------------------------------
COLL. TK. 25 YD.           11'6"      34' 7"    8'10"    29'0"-34'2"     18.3-19.5       18' 0"           15' 4"        21' 0"
---------------------------------------------------------------------------------------------------------------------------------
DUMP TK 16 YD.             10'0"     29' 10"     87"       < 45'            14.7         18' 6"           18' 6"        24' 0"
---------------------------------------------------------------------------------------------------------------------------------
DUMP TK 18 YD.             10'5"     29' 10"    8'7"       40' 4"           14.9         18' 8"           18' 6"        25' 0"
---------------------------------------------------------------------------------------------------------------------------------
DUMP TK 20 YD.              9'6"      20' 4"    8'5"       40' 4"           15.0        18' 10"           18' 7"       25' 0"'
---------------------------------------------------------------------------------------------------------------------------------
E.Z. PACKS                 12'7"      32' 4"    8'8"       34' 0"           18.7        15' 10"           17' 6"       23' 4"'
---------------------------------------------------------------------------------------------------------------------------------
RO\RO                      11'0"      36' 0"    9'0"       < 48'            16.2         16' 6"           21' 7"        28' 0"
---------------------------------------------------------------------------------------------------------------------------------
TRACTOR TRAILER            11'0"     61' 10"    8'8"       < 40'            32.1          N\A             42' 6"        56' 0"
---------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT 11

                                 BROOKLYN EXPORT

                                    EXHIBIT 5

                    A LIST OF THE NEW YORK CITY SANITATION'S
                            MARINE TRANSFER STATIONS
               IN THE BOROUGHS OF BROOKLYN, MANHATTAN, AND QUEENS

------------------------------------------------------------------------
MARINE TRANSFER STATION                       ADDRESS
------------------------------------------------------------------------
     North Shore                   31st Avenue and Flushing Bay
                                  College Point, Queens, New York
------------------------------------------------------------------------

      Southwest                  Bay 41st Street and Gravesend Bay
                                        Brooklyn, New York
------------------------------------------------------------------------

   Hamilton Avenue             500 Hamilton Avenue and Gowanus Canal
                                        Brooklyn, New York
------------------------------------------------------------------------

      Greenpoint               North Henry Street and Newtown Creek
                                        Brooklyn, New York
------------------------------------------------------------------------

  West 135th Street                 West 135th Street and North
                                          (Hudson) River
                                        New York, New York
------------------------------------------------------------------------

   East 91st Street               East 91st Street and East River
                                        New York, New York
------------------------------------------------------------------------

   West 59th Street                 West 59th Street and North
                                          (Hudson) River
                                        New York, New York
------------------------------------------------------------------------

                                 BROOKLYN EXPORT

                                    EXHIBIT 6

NORTH SHORE MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (JUN - JUL 1998) SUMMER

                 06/29/98           TO        07/12/98
      DAY          DAY #           DATE       TONNAGE
       M            29           06/29/98     2,391.00
       TU           30           06/30/98     3,072.20
       W             1           07/01/98     2,617.90
       TH            2           07/02/98     2,551.90
       F             3           07/03/98     2,471.00
       SA            4           07/04/98       163.50
       SU            5           07/05/98     1,119.00
       M             6           07/06/98     2,923.70
       TU            7           07/07/98     2,815.90
       W             8           07/08/98     2,400.10
       TH            9           07/09/98     2,278.80
       F            10           07/10/98     2,409.00
       SA           11           07/11/98     1,796.30
       SU           12           07/12/98       181.10

NORTH SHORE MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (OCT 1998) FALL

                 10/12/98           TO        10/25/98
      DAY          DAY #           DATE       TONNAGE
       M            12           10/12/98       314.70
       TU           13           10/13/98     3,198.90
       W            14           10/14/98     3,161.70
       TH           15           10/15/98     2,450.00
       F            16           10/16/98     2,112.20
       SA           17           10/17/98     1,801.50
       SU           18           10/18/98        87.00
       M            19           10/19/98     2,351.40
       TU           20           10/20/98     2,798.70
       W            21           10/21/98     3,210.20
       TH           22           10/22/98     2,618.80
       F            23           10/23/98     2,345.70
       SA           24           10/24/98     1,742.30
       SU           25           10/25/98       108.40

NORTH SHORE MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (FEB 1999) WINTER

                 02/15/99           TO        2/28/99
      DAY          DAY #           DATE       TONNAGE
       M            15           02/15/99        75.40
       TU           16           02/16/99     2,363.90
       W            17           02/17/99     2,227.00
       TH           18           02/18/99     2,132.30
       F            19           02/19/99     1,807.10
       SA           20           02/20/99     1,529.20
       SU           21           02/21/99       118.00
       M            22           02/22/99     2,251.60
       TU           23           02/23/99     2,180.20
       W            24           02/24/99     2,217.90
       TH           25           02/25/99     2,203.40
       F            26           02/26/99     1,939.80
       SA           27           02/27/99     1,415.20
       SU           28           02/28/99        97.50

NORTH SHORE MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (MAY - JUN 1999) SUMMER

                 05/24/99           TO        06/06/99
      DAY          DAY #           DATE       TONNAGE
       M            24           05/24/99     2,550.00
       TU           25           05/25/99     2,633.20
       W            26           05/26/99     2,485.30
       TH           27           05/27/99     2,078.00
       F            28           05/28/99     2,137.60
       SA           29           05/29/99     1,596.80
       SU           30           05/30/99       139.60
       M            31           05/31/99       463.30
       TU            1           06/01/99     2,870.70
       W             2           06/02/99     3,058.80
       TH            3           06/03/99     2,359.60
       F             4           06/04/99     2,486.10
       SA            5           06/05/99     2,195.00
       SU            6           06/06/99       180.40

                        [Graph of North Shore MTS Tonnage
                                 June-July 1998]

&100 (10U &k2S &18D
page 1

                                                       DS               NON-DS                  TOTAL
scale M690                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      NORTH SHORE
             06/29/98
                                    00            6         37.8      0        0.0           6          37.8
                                    01           13        104.5      0        0.0          13         104.5
                                    02            7         52.6      1        9.0           8          61.6
                                    03            3         27.3      2       17.9           5          45.2
                                    04            5         31.3      1        8.5           6          39.8
                                    05            2         18.3      1        2.4           3          20.7
                                    06            0          0.0      1        4.9           1           4.9
                                    07            5         49.1      6       29.9          11          79.0
                                    08           17        151.2      4       26.4          21         177.6
                                    09           18        201.4      2        9.1          20         210.5
                                    10           28        234.2      2       13.7          30         247.9
                                    11           18        168.8      2        8.2          20         177.0
                                    12           22        176.0      0        0.0          22         176.0
                                    13           19        151.7      6       17.7          25         169.4
                                    14            5         51.6      6       24.0          11          75.6
                                    15            2         13.5      1        3.5           3          17.0
                                    16           13        110.2      3        9.5          16         119.7
                                    17           15        122.8      0        0.0          15         122.8
                                    18           15        132.2      0        0.0          15         132.2
                                    19           13        106.7      0        0.0          13         106.7
                                    20           10         88.0      0        0.0          10          88.0
                                    21           21        175.1      0        0.0          21         175.1
                                    22            0          0.0      1        2.0           1           2.0
------------------------------------------------------------------------------------------------------------

                     SUM                        257      2,204.3     39      186.7         296       2,391.0
============================================================================================================

                    06/30/98
                                    00           12         98.9      2       25.2          14         124.1
                                    01            8         65.8      2       24.8          10          90.6
                                    02           16        155.7      0        0.0          16         155.7
                                    03           12        105.8      3       38.0          15         143.8
                                    04            9         90.0      0        0.0           9          90.0
                                    05            4         35.4      0        0.0           4          35.4
                                    06            1          3.9      1        3.3           2           7.2
                                    07            5         50.2      2        9.0           7          59.2
                                    08           24        213.3      1       20.6          25         233.9
                                    09           27        260.8      1        9.0          28         269.8
                                    10           22        224.4      6       29.6          28         254.0
                                    11           24        247.9      4       13.8          28         261.7
                                    12           17        172.9      2        6.0          19         178.9
                                    13           12         84.9      5       16.8          17.        101.7
                                    14            5         46.1     11       56.8          16         102.9
                                    15            0          0.0      4       11.9           4          11.9
                                    16           14        120.0      0        0.0          14         120.0
                                    17           15        140.9      1        3.2          16         144.1
                                    18           20        184.1      0        0.0          20         184.1
                                    19           16        147.0      0        0.0          16         147.0
                                    20           13        100.7      0        0.0          13         100.7
                                    21           18        166.3      0        0.0          18         166.3

                                    22            6         53.9      2       18.4           8          72.3
                                    23            0          0.0      1       16.9           1          16.0
------------------------------------------------------------------------------------------------------------

                     SUM                        300      2,768.9     48      303.3         348       3,072.2
============================================================================================================

E &kOS & 16D

&100 (10U &k2S &18D
PAGE 1

                                                       DS               NON-DS                  TOTAL
scale M690                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      NORTH SHORE
             07/01/98
                                    00            4         26.1      0        0.0           4          26.1
                                    01           15        126.9      1       17.3          16         144.2
                                    02           12        109.3      0        0.0          12         109.3
                                    03            7         71.9      1       17.3           8          89.2
                                    04            4         37.5      0        0.0           4          37.5
                                    05            2         14.8      0        0.0           2          14.8
                                    06            2          8.4      0        0.0           2           8.4
                                    07            4         52.2      2       15.3           6          67.5
                                    08           24        200.4      0        0.0          24         200.4
                                    09           26        255.0      1       21.2          27         276.2
                                    10           20        179.7      1       24.5          21         204.2
                                    11           24        248.9      1        1.0          25         249.9
                                    12           27        257.2      1       19.6          28         276.8
                                    13           10         68.7      3       12.2          13          80.9
                                    14            2         12.7      1       16.5           3          29.2
                                    15            1          5.2      0        0.0           1           5.2
                                    16            3         19.9      1       19.6           4          39.5
                                    17           35        276.2      1       19.0          36         295.2
                                    18           15        135.8      0        0.0          15         135.8
                                    19            4         31.6      0        0.0           4          31.6
                                    20           13        103.2      0        0.0          13         103.2
                                    21           15        126.0      1        2.1          16         128.1
                                    22            4         34.3      1       15.0           5          49.3
                                    23            0          0.0      1       15.4           1          15.4
------------------------------------------------------------------------------------------------------------

                     SUM                        273      2,401.9     17      216.0         290       2,617.9
============================================================================================================
                     07/02/98
                                    00           10         90.4      2       23.3          12         113.7
                                    01           14        108.6      1       15.1          15         123.7
                                    02           12        108.9      1       16.1          13         125.0
                                    03           10         90.0      2       31.4          12         121.4
                                    04           10         77.5      0        0.0          10          77.5
                                    05            7         45.5      2       26.3           9          71.8
                                    06            2         11.8      1        5.4           3          17.2
                                    07            6         52.8      2       13.2           8          66.0
                                    08           23        209.5      1        8.4          24         217.9
                                    09           18        162.2      3       20.8          21         183.0
                                    10           23        215.2      2        7.4          25         222.6
                                    11           23        197.7      4       22.2          27         219.9
                                    12           18        164.8      2       10.3          20         175.1
                                    13           10         61.4      3       12.1          13          73.5
                                    14            3         30.1      1        2.7           4          32.8
                                    15            1          9.5      5       29.7           6          39.2
                                    16           10         80.2      1       27.5          11         107.7
                                    17           14        111.9      0        0.0          14         111.9
                                    18           16        123.5      0        0.0          16         123.5
                                    19           12        102.1      1       17.3          13         119.4
                                    20           11         84.6      0        0.0          11          84.6

&100 (IOU &k2S &18D
page 1

                                                       DS               NON-DS                  TOTAL
scale M610                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      HAMILTON AVE.
             10/13/98
                                    00            2          7.6      0        0.0           2           7.6
                                    01            3         18.3      0        0.0           3          18.3
                                    02            7         58.0      0        0.0           7          58.0
                                    03            6         56.4      0        0.0           6          56.4
                                    04            3         36.7      0        0.0           3          36.7
                                    06            2         28.8      0        0.0           2          28.8
                                    07           10        112.1      2        3.1          12         115.2
                                    08           27        280.1      4        5.8          31         285.9
                                    09           25        240.2      4       18.2          29         258.4
                                    10           14        138.3      4       16.2          18         154.5
                                    11           17        158.3      3       21.9          20         180.2
                                    12            7         67.7      4        5.7          11          73.4
                                    13            2         20.3      5       32.2           7          52.5
                                    14            6         69.6      3        8.6           9          78.2
                                    15           16        150.2      1        0.8          17         151.0
                                    16            2         17.4      0        0.0           2          17.4
                                    17            1          1.6      0        0.0           1           1.6
                                    18            3         22.5      0        0.0           3          22.5
                                    19            5         55.6      1        2.2           6          57.8
                                    20            9         96.6      0        0.0           9          96.6
                                    21            9         93.7      0        0.0           9          93.7
                                    22            1         10.3      0        0.0           1          10.3
                                    23            6         51.5      0        0.0           6          51.5
------------------------------------------------------------------------------------------------------------
                     SUM                        183      1,791.8     31      114.7         214       1,906.5
============================================================================================================
                     10/14/98
                                    00           12        147.7      3       38.8          15         186.5
                                    01           13        143.6      3       53.4          16         197.0
                                    02           17        151.9      3       50.9          20         202.8
                                    03           15        169.2      0        0.0          15         169.2
                                    04           15        172.2      0        0.0          15         172.2
                                    05           14        137.1      0        0.0          14         137.1
                                    07            2         17.9      0        0.0           2          17.9
                                    08           25        203.5      2        8.5          27         212.0
                                    09           27        243.8      2        2.7          29         246.5
                                    10           26        234.3      1        2.2          27         236.5
                                    11           16        162.8      3       20.6          19         183.4
                                    12           17        144.2      1        0.8          18         145.0
                                    13           18        162.7      6       33.6          24         196.3
                                    14            1          1.2      3       20.1           4          21.3
                                    15            0          0.0      1       19.9           1          19.9
                                    16            9         80.2      0        0.0           9          80.2
                                    17            9         85.8      0        0.0           9          85.8
                                    18           15        134.2      0        0.0          15         134.2
                                    19           12        110.9      0        0.0          12         110.9
                                    20            8         84.2      0        0.0           8          84.2
                                    21           11        117.7      0        0.0          11         117.7

SUM                                             282      2,705.1     28      251.5         310       2,956.6
============================================================================================================

                     10/15/98
                                    00            4         48.5      0        0.0           4          48.5
                                    01           23        239.3      0        0.0          23         239.3
                                    02           15        161.2      1        3.3          16         164.5
                                    03           11        116.9      0        0.0          11         116.9
                                    04            6         44.1      0        0.0           6          44.1
                                    05            1          2.9      0        0.0           1           2.9
                                    07            1          8.6      2        3.9           3          12.5
                                    08           18        100.6      4        5.5          22         106.1
                                    09           24        175.9      1        2.1          25         178.0
                                    10           14         93.8      2        4.5          16          98.3
                                    11           22        206.8      2        5.1          24         211.9
                                    12           19        136.6      1        1.7          20         138.3
                                    13            6         33.4      4       16.0          10          49.4
                                    14            0          0.0      1        0.6           1           0.6
                                    16           11         92.2      0        0.0          11          92.2
                                    17           10        101.6      2       28.5          12         130.1
                                    18            8         70.5      1       16.3           9          86.8
                                    19           13        118.1      0        0.0          13         118.1
                                    20            8         81.2      0        0.0           8          81.2
                                    21           13        128.2      0        0.0          13         128.2
                                    22            2         14.0      0        0.0           2          14.0

                                                       DS               NON-DS                  TOTAL
scale M610                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                     SUM                        229      1,974.4     21       87.5         250       2,061.9
============================================================================================================
             10/16/98
                                    00            6         51.7      0        0.0           6          51.7
                                    01            5         41.0      0        0.0           5          41.0
                                    02           25        219.4      0        0.0          25         219.4
                                    03           20        169.9      0        0.0          20         169.9
                                    04            3         34.0      0        0.0           3          34.0
                                    07            0          0.0      4       22.2           4          22.2
                                    08           25        177.8      2       11.3          27         189.1
                                    09           21        168.0      1        2.1          22         170.1
                                    10           32        252.0      2        5.3          34         257.3
                                    11           12        103.9      2        2.2          14         106.1
                                    12           10         71.2      1        7.1          11          78.3
                                    13            9         53.0      6       20.2          15          73.2
                                    16           10         80.0      0        0.0          10.         80.0
                                    17            8         63.7      0        0.0           8          63.7
                                    18            4         39.1      1       17.1           5          56.2
                                    19           14        121.5      1        6.5          15         128.0
                                    20            5         37.9      0        0.0           5          37.9
                                    21            9         77.6      0        0.0           9          77.6
------------------------------------------------------------------------------------------------------------
                     SUM                        218      1,761.7     20       94.0         238       1,855.7
============================================================================================================

                     10/17/98
                                    00            6         46.0      0        0.0           6          46.0
                                    01           11        108.5      0        0.0          11         108.5
                                    02           12        104.3      0        0.0          12         104.3

                                    03            5         28.8      0        0.0           5          28.8
                                    06            1          6.6      0        0.0           1           6.6
                                    07            2         14.1      0        0.0           2          14.1
                                    08           30        242.0      0        0.0          30         242.0
                                    09           20        164.3      0        0.0          20         164.3
                                    10           15        121.6      2        3.3          17         124.9
                                    11            9         64.6      3        4.6          12          69.2
                                    12            6         47.2      2        4.5           8          51.7
                                    13            0          0 0      2        3.8           2           3.8
                                    14            0          0.0      2        1.7           2           1.7
                                    16           14        124.6      0        0.0          14         124.6
                                    17           16        138.7      0        0.0          16         138.7
                                    18           16        139.4      1        8.3          17         147.7
                                    19            6         49.8      1        8.8           7          58.6
                                    20           10         86.0      0        0.0          10          86.0
                                    21            7         42.7      0        0.0           7          42.7
                                    22            4         32.5      0        0.0           4          32.5
------------------------------------------------------------------------------------------------------------

                     SUM                        190      1,561.7     13       35.0         203       1,596.7
============================================================================================================

                     10/19/98
                                    00            5         40.2      0        0.0           5          40.2
                                    01            9         54.7      0        0.0           9          54.7
                                    02            9         58.9      0        0.0           9          58.9
                                    03            7         43.0      0        0.0           7          43.0
                                    05            2         14.1      0        0.0           2          14.1
                                    07            2         17.6      1       13.1           3          30.7
                                    08           21        176.5      1        1.5          22         178.0
                                    09           18        159.5      3       15.2          21         174.7
                                    10           34        308.5      4       33.5          38         342.0
                                    11           19        179.2      5       13.8          24         193.0
                                    12           10         83.4      1        1.5          11          84.9
                                    13            8         56.0      5        6.1          13          62.1
                                    14            2         16.8      0        0.0           2          16.8
                                    16            9         94.1      1       16.7          10         110.8
                                    17            6         63.6      0        0.0           6          63.6
                                    18           10         93.2      0        0.0          10          93.2
                                    19           10         97.5      0        0.0          10          97.5
                                    20            5         51.8      1       13.0           6          64.8
                                    21            8         76.3      1       12.8           9          89.1
                                    22            0          0.0      1       14.0           1          14.0
------------------------------------------------------------------------------------------------------------

                     SUM                        194      1,684.9     24      141.2         218       1,826.1
============================================================================================================
                     10/20/98
                                    00           12        122.9      1       12.1          13         135.0
                                    01           13        124.4      0        0.0          13         124.4

                                                       DS               NON-DS                  TOTAL
scale M610                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    02           10         89.7      0        0.0          10          89.7
                                    03           10         97.0      0        0.0          10          97.0
                                    04            5         41.4      0       0.00           5          41.4
                                    05            1          9.1      0        0.0           1           9.1
                                    07            1          9.1      0        0.0           1           9.1
                                    08           23        162.8      0        0.0          23         162.8

                      [Graph of Hamilton Avenue MTS Tonnage
                                 February 1999]

                                    09           26        231.1      3       20.9          29         252.0
                                    10           19        148.8      2        6.9          21         155.7
                                    11           10        104.5      2        1.6          12         106.1
                                    12           16        113.8      2        5.8          18         119.6
                                    13            3         23.7      5        7.7           8          31.4
                                    14            2         12.9      1        2.8           3          15.7
                                    16            8         71.5      1       20.9           9          92.4
                                    17           11         95.4      0        0.0          11          95.4
                                    18            4         32.1      0        0.0           4          32.1
                                    19           12        109.6      1       19.3          13         128.9
                                    21           10         93.5      0        0.0          10          93.5
------------------------------------------------------------------------------------------------------------

                     SUM                        196      1,693.3     18       98.0         214       1,791.3
============================================================================================================
                     10/21/98
                                    00           13        131.6      0        0.0          13         131.6
                                    01           19        182.1      0        0.0          19         182.1
                                    02           22        200.6      0        0.0          22         200.6
                                    03           24        202.9      0        0.0          24         202.9
                                    04            8         76.6      0        0.0           8          76.6
                                    07            1          9.1      1       19.3           2          28.4
                                    08           25        184.0      7       60.1          32         244.1
                                    09           30        262.3      4       16.4          34         278.7
                                    10           21        160.9      4       20.0          25         180.9
                                    11           16        141.7      2        5.2          18         146.9
                                    12           21        148.5      1        1.5          22         150.0
                                    13            3         20.8      6       25.2           9          46.0
                                    14            0          0.0      1        4.1           1           4.1
                                    16            6         55.8      1        9.2           7          65.0
                                    17           10         97.1      1       13.1          11         110.2
                                    18           14        131.3      0        0.0          14         131.3
                                    19           10         92.7      0        0.0          10          92.7
                                    20            6         45.1      0        0.0           6          45.1
                                    21           11         85.7      0        0.0          11          85.7
                                    22            1          8.1      0        0.0           1           8.1
------------------------------------------------------------------------------------------------------------
                     SUM                        261      2,236.9     28      174.1         289       2,411.0
============================================================================================================
                       10/22/98
                                    00            7         59.7      0        0.0           7          59.7
                                    01           12         93.9      0        0.0          12          93.9
                                    02           12        100.4      0        0.0          12         100.4
                                    03            6         48.9      0        0.0           6          48.9
                                    04            1          8.8      1        4.8           2          13.6
                                    05            1          6.2      0        0.0           1           6.2
                                    07            2         18.7      0        0.0           2          18.7
                                    08           20        126.5      4        9.3          24         135.8
                                    09           33        232.2      1        1.1          34         233.3
                                    10           19        126.2      5       15.0          24         141.2
                                    11           13        104.8      3        8.3          16         113.1
                                    12           16         97.0      2       10.1          18         107.1
                                    13            4         20.6      2        7.6           6          28.2
                                    14            0          0.0      3       18.1           3          18.1
                                    16            6         55.0      0        0.0           6          55.0
                                    17           10         79.1      0        0.0          10          79.1
                                    18            9         68.9      0        0.0           9          68.9
                                    19           14        108.7      0        0.0          14         108.7

                      [Graph of Hamilton Avenue MTS Tonnage
                                 May-June 1999]

                                    20            4         37.6      0        0.0           4          37.6
                                    21           17        123.5      0        0.0          17         123.5
------------------------------------------------------------------------------------------------------------
                     SUM                        206      1,516.7     21       74.3         227       1,591.0
============================================================================================================
                     10/23/98
                                    00            5         40.1      0        0.0           5          40.1
                                    01           10         72.2      0        0.0          10          72.2
                                    02           12         96.7      0        0.0          12          96.7
                                    03            6         43.9      0        0.0           6          43.9
                                    04            1         11.1      0        0.0           1          11.1
                                    06            1          9.8      0        0.0           1           9.8
                                    07            2         24.5      0        0.0           2          24.5

                                                       DS               NON-DS                  TOTAL
scale M610                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    08           14        102.2      5        8.6          19         110.8
                                    09           30        232.5      3        7.7          33         240.2
                                    10           25        190.5      6        9.2          31         199.7
                                    11           14        112.7      2        2.3          16         115.0
                                    12           12         96.4      2        4.0          14         100.4
                                    13            1          1.3      6        9.7           7          11.0
                                    14            0          0.0      2        4.2           2           4.2
                                    15            1          5.6      0        0.0           1           5.6
                                    16           11        104.5      0        0.0          11         104.5
                                    17           12         89.6      1       12.9          13         102.5
                                    18           15        126.9      0        0.0          15         126.9
                                    19           16        135.5      0        0.0          16         135.5
                                    20            4         31.2      1        2.1           5          33.3
                                    21           18        131.3      0        0.0          18         131.3
------------------------------------------------------------------------------------------------------------
                     SUM                        210      1,658.5     28       60.7         238       1,719.2
============================================================================================================
                     10/24/98
                                    00           20        159.8      0        0.0          20         159.8
                                    01           32        226.6      0        0.0          32         226.6
                                    02           19        144.3      0        0.0          19         144.3
                                    03           12         76.8      0        0.0          12          76.8
                                    04            7         46.0      0        0.0           7          46.0
                                    07            5         40.7      0        0.0           5          40.7
                                    08           19        144.2      0        0.0          19         144.2
                                    09           30        250.9      3        9.1          33         260.0
                                    10           18        137.9      2        3.4          20         141.3
                                    11           11         74.0      4        5.2          15          79.2
                                    12            8         52.2      1        2.3           9          54.5
                                    13            1          7.8      6        6.0           7          13.8
                                    14            0          0.0      2        3.5           2           3.5
                                    15            0          0.0      1        2.8           1           2.8
                                    16           17        134.9      0        0.0          17         134.9
                                    17           22        169.5      0        0.0          22         169.5
                                    18           14        106.3      0        0.0          14         106.3
                                    19           33        276.3      0        0.0          33         276.3
                                    20           20        158.3      0        0.0          20         158.3

                                    21            8         50.6      0        0.0           8          50.6
------------------------------------------------------------------------------------------------------------
                     SUM                        296      2,257.1     19       32.3         315       2,289.4

 &100          (1OU &k2S &18D
PAGE                        1

                                                       DS               NON-DS                  TOTAL
scale M610                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      HAMILTON AVE.
                     02/16/99
                                    08            3         21.9      6       23.8           9          45.7
                                    09            2         14.2      5        9.5           7          23.7
                                    10            3         24.5      8       37.1          11          61.6
                                    11            1          7.6      1       15.6           2          23.2
                                    12            0          0.0      2        5.6           2           5.6
                                    13            2          7.6      4       18.6           6          26.2
                                    14           11         91.8      3       20.7          14         112.5
------------------------------------------------------------------------------------------------------------
                     SUM                         22        167.6     29      130.9          51         298.5
============================================================================================================
                     02/17/99
                                    08            6         48.7      6       25.3          12          74.0
                                    09            6         41.6      4       26.0          10          67.6
                                    10           20        142.5      2       18.2          22         160.7
                                    11            2         11.0      4       11.1           6          22.1
                                    12           13         80.0      1        2.1          14          82.1
                                    13            6         35.7      2        2.2           8          37.9
                                    14            1          8.1      8       13.2           9          21.3
------------------------------------------------------------------------------------------------------------
                     SUM                         54        367.6     27       98.1          81         465.7
============================================================================================================
                     02/18/99
                                    08            2         12.1      8       61.4          10          73.5
                                    09            7         46.8      7       94.6          14         141.4
                                    10           16         98.0      1        1.8          17          99.8
                                    11            2         13.7      1        1.6           3          15.3
                                    12           12         75.2      1        1.0          13          76.2
                                    13            3         20.6      4        4.7           7          25.3
                                    14            0          0.0      2        8.4           2           8.4
                                    15            0          0.0      1        1.1           1           1.1
------------------------------------------------------------------------------------------------------------
                     SUM                         42        266.4     25      174.6          67         441.0
============================================================================================================
                     02/19/99
                                    08            2         18.0      7       27.2           9          45.2
                                    09            8         65.8     10      129.2          18         195.0
                                    10           10         64.4      4       37.6          14         102.0
                                    11            5         37.2      5       28.2          10          65.4
                                    12            8         56.4      2        3.9          10          60.3
                                    13            5         37.9      5       23.5          10          61.4
                                    14            1          8.7      1        0.8           2           9.5
------------------------------------------------------------------------------------------------------------
                     SUM                         39        288.4     34      250.4          73         538.8
============================================================================================================
                     02/20/99
                                    08            1          5.7      1        3.2           2           8.9
                                    09            6         55.6      2        4.7           8          60.3
                                    10            3         26.4      3        6.5           6          32.9
                                    11            0          0.0      2        3.6           2           3.6

                                    12            0          0.0      4        8.2           4           8.2
                                    13            0          0.0      3        2.7           3           2.7
                                    14            0          0.0      2        4.2           2           4.2
------------------------------------------------------------------------------------------------------------
                     SUM                         10         87.7     17       33.1          27         120.8
============================================================================================================
                     02/22/99
                                    08            6         39.2      6       17.2          12          56.4
                                    09           11         86.7      6       23.4          17         110.1
                                    10           19        117.5      2        1.9          21         119.4
                                    11            0          0.0      1        2.9           1           2.9
                                    12           11         61.5      0        0.0          11          61.5
                                    13            4         32.0      4        5.1           8          37.1
                                    14            1          5.3      1        2.6           2           7.9
                                    15            0          0.0      2        2.5           2           2.5
------------------------------------------------------------------------------------------------------------
                     SUM                         52        342.2     22       55.6          74         397.8
============================================================================================================
                     02/23/99
                                    08            3         14.3      6       54.1           9          68.4
                                    09            2         10.3      2        3.5           4          13.8
                                    10           10         47.1      5       21.1          15          68.2
                                    11            3         24.0      6       14.8           9          38.8
                                    12            8         36.8      2       17.5          10          54.3

                                                                        PAGE   2

                                                       DS               NON-DS                  TOTAL
scale M610                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    13            3         16.8      4        8.3           7          25.1
                                    14            0          0.0      3        5.3           3           5.3
                                    15           10         75.0      1        2.5          11          77.5
------------------------------------------------------------------------------------------------------------
                     SUM                         39        224.3     29      127.1          68         351.4
============================================================================================================
                     02/24/99
                                    08            6         40.6      5       37.6          11          78.2
                                    09            9         61.0      5       39.9          14         100.9
                                    10           15         95.5      4       38.0          19         133.5
                                    11            2         12.3      6       76.9           8          89.2
                                    12            6         28.6      3        4.3           9          32.9
                                    13            6         43.4      2        3.2           8          46.6
                                    14            0          0.0      1        3.7           1           3.7
------------------------------------------------------------------------------------------------------------
                     SUM                         44        281.4     26      203.6          70         485.0
============================================================================================================
                     02/25/99
                                    08            5         27.6      7       51.6          12          79.2
                                    09            8         51.8      2        3.2          10          55.0
                                    10           17         97.0      7       44.9          24         141.9
                                    11            2         14.9      5       45.4           7          60.3
                                    12            6         28.2      1        9.9           7          38.1
                                    13            2         14.5      3       17.1           5          31.6
                                    14            0          0.0      5       21.1           5          21.1
------------------------------------------------------------------------------------------------------------
                     SUM                         40        234.0     30      193.2          70         427.2
============================================================================================================
                     02/26/99

                                    08            5         19.4      4        6.3           9          25.7
                                    09            5         35.6      0        0.0           5          35.6
                                    10           11         66.6      4       20.8          15          87.4
                                    11            5         35.6      1        1.4           6          37.0
                                    12            8         31.5      3       12.7          11          44.2
                                    13            3         18.3      2        4.0           5          22.3
                                    14            1          6.8      0        0.0           1           6.8
                                    15            0          0.0      1        3.5           1           3.5
------------------------------------------------------------------------------------------------------------
                     SUM                         38        213.8     15       48.7          53         262.5
============================================================================================================
                     02/27/99
                                    08            2         17.1      0        0.0           2          17.1
                                    09            3         24.0      2        2.9           5          26.9
                                    10            5         35.3      3        6.5           8          41.8
                                    11            0          0.0      3        3.4           3           3.4
                                    12            0          0.0      1        0.9           1           0.9
                                    13            0          0.0      3        5.2           3           5.2
                                    14            0          0.0      1        1.2           1           1.2
------------------------------------------------------------------------------------------------------------
                     SUM                         10         76.4     13       20.1          23          96.5
============================================================================================================

E &kOS &16D

 &100 (l0U &k2S &18D
PAGE    1

                                                       DS               NON-DS                  TOTAL
scale M610                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      HAMILTON AVE.
                     05/24/99
                                    08            7         45.1      4        6.4          11          51.5
                                    09            3         14.8      3       14.4           6          29.2
                                    10            7         41.7      2        2.3           9          44.0
                                    11            2         13.0      5       20.8           7          33.8
                                    12            7         33.1      2        6.9           9          40.0
                                    13            2         15.2      3        4.7           5          19.9
                                    14            1          5.5      6       13.4           7          18.9
------------------------------------------------------------------------------------------------------------
                     SUM                         29        168.4     25       68.9          54         237.3
============================================================================================================
                     05/25/99
                                    08            9         53.1      3        6.6          12          59.7
                                    09            3         22.4      4       21.8           7          44.2
                                    10           10         39.0      2        1.9          12          40.9
                                    11            2         12.6      4       22.3           6          34.9
                                    12            7         35.6      2        3.9           9          39.5
                                    13            5         28.9      6       23.8          11          52.7
                                    14            1          4.8      4       27.7           5          32.5
------------------------------------------------------------------------------------------------------------
                     SUM                         37        196.4     25       08.0          62         304.4
============================================================================================================
                     05/26/99
                                    08            9         57.3      2        2.5          11          59.8
                                    09            4         39.3      3       20.7           7          60.0
                                    10            9         48.6      3       17.3          12          65.9
                                    11            2         20.2      5       25.3           7          45.5
                                    12            6         29.2      4       31.4          10          60.6
                                    13            3         22.1      7       10.8          10          32.9
                                    14            0          0.0     14      227.8          14         227.8
                                    15            0          0.0     15      252.9          15         252.9
                                    16            0          0.0      2       35.2           2          35.2
------------------------------------------------------------------------------------------------------------
                     SUM                         33        216.7     55      623.9          88         840.6
============================================================================================================
                     05/27/99
                                    08            7         51.0      1        1.6           8          52.6
                                    09            2         20.1      3        7.0           5          27.1
                                    10            9         50.6      1        1.2          10          51.8
                                    11            2         19.2      6        7.6           8          26.8
                                    12            6         42.5      0        0.0           6          42.5
                                    13            7         45.8      7       24.6          14          70.4
                                    14            0          0.0     22      309.9          22         309.9
                                    15            0          0.0     21      359.9          21         359.9
------------------------------------------------------------------------------------------------------------
                     SUM                         33        229.2     61      711.8          94         941.0
============================================================================================================
                     05/28/99
                                    08            9         69.0      2        3.6          11          72.6
                                    09            5         34.2      2        8.4           7          42.6

                                    10            9         55.7      3       27.7          12          83.4
                                    11            2         14.2      3       16.8           5          31.0
                                    12            8         54.3      3       32.2          11          86.5
                                    13           11         55.4      4        8.1          15          63.5
                                    14            0          0.0      2        2.4           2           2.4
------------------------------------------------------------------------------------------------------------
                     SUM                         44        282.8     19       99.2          63         382.0
============================================================================================================
                     05/29/99
                                    08            3         28.3      0        0.0           3          28.3
                                    09            2         19.6      0        0.0           2          19.6
                                    10            0          0.0      3       15.9           3          15.9
                                    11            6         56.9      2        1.8           8          58.7
                                    12            3         24.0      0        0.0           3          24.0
                                    13            0          0.0      8       11.0           8          11.0
                                    14            1          2.2      1        0.2           2           2.4
------------------------------------------------------------------------------------------------------------
                     SUM                         15        131.0     14       28.9          29         159.9
============================================================================================================

E &kOS &16D

 &100 (10U &k2S &18D
PAGE    1

                                                       DS               NON-DS                  TOTAL
scale M610                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      HAMILTON AVE.
                     05/24/99
                                    08            7         45.1      4        6.4          11          51.5
                                    09            3         14.8      3       14.4           6          29.2
                                    10            7         41.7      2        2.3           9          44.0
                                    11            2         13.0      5       20.8           7          33.8
                                    12            7         33.1      2        6.9           9          40.0
                                    13            2         15.2      3        4.7           5          19.9
                                    14            1          5.5      6       13.4           7          18.9
------------------------------------------------------------------------------------------------------------
                     SUM                         29        168.4     25       68.9          54         237.3
============================================================================================================
                     05/25/99
                                    08            9         53.1      3        6.6          12          59.7
                                    09            3         22.4      4       21.8           7          44.2
                                    10           10         39.0      2        1.9          12          40.9
                                    11            2         12.6      4       22.3           6          34.9
                                    12            7         35.6      2        3.9           9          39.5
                                    13            5         28.9      6       23.8          11          52.7
                                    14            1          4.8      4       27.7           5          32.5
------------------------------------------------------------------------------------------------------------
                     SUM                         37        196.4     25      108.0          62         304.4
============================================================================================================
                     05/26/99
                                    08            9         57.3      2        2.5          11          59.8
                                    09            4         39.3      3       20.7           7          60.0
                                    10            9         48.6      3       17.3          12          65.9
                                    11            2         20.2      5       25.3           7          45.5
                                    12            6         29.2      4       31.4          10          60.6
                                    13            3         22.1      7       10.8          10          32.9
                                    14            0          0.0     14      227.8          14         227.8
                                    15            0          0.0     15      252.9          15         252.9
                                    16            0          0.0      2       35.2           2          35.2
------------------------------------------------------------------------------------------------------------
                     SUM                         33        216.7     55      623.9          88         840.6
============================================================================================================
                     05/27/99
                                    08            7         51.0      1        1.6           8          52.6
                                    09            2         20.1      3        7.0           5          27.1
                                    10            9         50.6      1        1.2          10          51.8
                                    11            2         19.2      6        7.6           8          26.8
                                    12            6         42.5      0        0.0           6          42.5
                                    13            7         45.8      7       24.6          14          70.4
                                    14            0          0.0     22      309.9          22         309.9
                                    15            0          0.0     21      359.9          21         359.9
------------------------------------------------------------------------------------------------------------
                     SUM                         33        229.2     61      711.8          94         941.0
============================================================================================================
                     05/28/99
                                    08            9         69.0      2        3.6          11          72.6
                                    09            5         34.2      2        8.4           7           2.6

                                    10            9         55.7      3       27.7          12          83.4
                                    11            2         14.2      3       16.8           5          31.0
                                    12            8         54.3      3       32.2          11          86.5
                                    13           11         55.4      4        8.1          15          63.5
                                    14            0          0.0      2        2.4           2           2.4
------------------------------------------------------------------------------------------------------------
                     SUM                         44        282.8     19       99.2          63         382.0
============================================================================================================
                     05/29/99
                                    08            3         28.3      0        0.0           3          28.3
                                    09            2         19.6      0        0.0           2          19.6
                                    10            0          0.0      3       15.9           3          15.9
                                    11            6         56.9      2        1.8           8          58.7
                                    12            3         24.0      0        0.0           3          24.0
                                    13            0          0.0      8       11.0           8          11.0
                                    14            1          2.2      1        0.2           2           2.4
------------------------------------------------------------------------------------------------------------
                     SUM                         15        131.0     14       28.9          29         159.9
============================================================================================================

E &kOS &16D

 &100 (l0U &k2S &18D

                                                       DS               NON-DS                  TOTAL
scale M610                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      HAMILTON AVE.
                     06/01/99
                                    08            2         18.8      9       29.5          11          48.3
                                    09            0          0.0      3        4.4           3           4.4
                                    10            1          3.8      5       34.8           6          38.6
                                    11            0          0.0      6        7.1           6           7.1
                                    12            1          8.1      3       25.9           4          34.0
                                    13            6         48.9      5       20.9          11          69.8
                                    14            9.        93.7      7       13.4          16         107.1
------------------------------------------------------------------------------------------------------------
                     SUM                         19        173.3     38      136.0          57         309.3
============================================================================================================
                     06/02/99
                                    08            9         50.0      5       14.5          14          64.5
                                    09            4         28.3      3       12.5           7          40.8
                                    10           13         53.0      1        0.9          14          53.9
                                    11            2         12.1      2       13.5           4          25.6
                                    12            7         35.3      0        0.0           7          35.3
                                    13           11         53.8      5       10.4          16          64.2
                                    14            4         39.8      5       13.0           9          52.8
------------------------------------------------------------------------------------------------------------
                     SUM                         50        272.3     21       64.8          71         337.1
============================================================================================================
                     06/03/99
                                    08            9         57.7      5       23.7          14          81.4
                                    09            1          9.9      3        4.6           4          14.5
                                    10            4         20.5      2       21.9           6          42.4
                                    11            3         16.0      7       24.5          10          40.5
                                    12            6         25.0      1       11.9           7          36.9
                                    13            7         28.1     11       23.7          18          51.8
                                    14            0          0.0      2        3.9           2           3.9
------------------------------------------------------------------------------------------------------------
                     SUM                         30        157.2     31      114.2          61         271.4
============================================================================================================
                     06/04/99
                                    08           11         52.8      3        9.8          14          62.6
                                    09            2         10.3      4       26.7           6          37.0
                                    10            9         26.5      4       17.2          13          43.7
                                    11            7         55.7      6       21.9          13          77.6
                                    12           14         84.8      3       11.2          17          96.0
                                    13            9         42.5      6       33.9          15          76.4
                                    14            0          0.0      6       21.4           6          21.4
                                    15            0          0.0      1        1.1           1           1.1
------------------------------------------------------------------------------------------------------------
                     SUM                         52        272.6     33      143.2          85         415.8
============================================================================================================
                     06/05/99
                                    08            3         34.0      3        4.9           6          38.9
                                    09            2         16.0      2        3.5           4          19.5
                                    10            0          0.0      1        3.1           1           3.1
                                    11           10         88.5      6       12.1          16         100.6

                                    12            0          0.0      3        7.6           3           7.6
                                    13            0          0.0      5        6.5           5           6.5
                                    14            0          0.0      2        3.4           2           3.4
------------------------------------------------------------------------------------------------------------
                     SUM                         15        138.5     22       41.1          37         179.6
============================================================================================================

E &kOS &16D

GREENPOINT MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (JUN -JUL 1998) SUMMER

                 06/29/98           TO        07/12/98
      DAY          DAY #           DATE       TONNAGE
       M            29           06/29/98     2,000.10
       TU           30           06/30/98     2,165.70
       W             1           07/01/98     2,196.30
       TH            2           07/02/98     2,122.40
       F             3           07/03/98     1,925.20
       SA            4           07/04/98         0.00
       SU            5           07/05/98     1,023.80
       M             6           07/06/98     2,706.50
       TU            7           07/07/98     2,040.80
       W             8           07/08/98     1,851.10
       TH            9           07/09/98     1,895.30
       F            10           07/10/98     1,751.60
       SA           11           07/11/98     1,484.80
       SU           12           07/12/98         0.00

GREENPOINT MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (OCT 1998) FALL

                 10/12/98           TO        10/25/98
      DAY          DAY #           DATE       TONNAGE
       M            12           10/12/98         0.00
       TU           13           10/13/98     2,749.90
       W            14           10/14/98     3,325.10
       TH           15           10/15/98     2,045.20
       F            16           10/16/98     2,094.40
       SA           17           10/17/98     1,434.50
       SU           18           10/18/98         0.00
       M            19           10/19/98     2,183.20
       TU           20           10/20/98     2,353.60
       W            21           10/21/98     1,792.20
       TH           22           10/22/98     1,927.70
       F            23           10/23/98     1,770.30
       SA           24           10/24/98     1,466.00
       SU           25           10/25/98         0.00

GREENPOINT MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (FEB 1999) WINTER

                 02/15/99           TO        02/28/99
      DAY          DAY #           DATE       TONNAGE
       M            15           02/15/99         0.00
       TU           16           02/16/99     2,145.70
       W            17           02/17/99     1,993.40
       TH           18           02/18/99     1,864.40
       F            19           02/19/99     1,671.10
       SA           20           02/20/99     1,089.90
       SU           21           02/21/99         0.00
       M            22           02/22/99     1,952.30
       TU           23           02/23/99     1,998.30
       W            24           02/24/99     1,881.20
       TH           25           02/25/99     1,574.00
       F            26           02/26/99     1,521.90
       SA           27           02/27/99       876.60
       SU           28           02/28/99         0.00

GREENPOINT MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (MAY - JUN 1999) SUMMER

                 05/24/99           TO        06/06/99
      DAY          DAY #           DATE       TONNAGE
       M            24           05/24/99     1,699.00
       TU           25           05/25/99     2,075.50
       W            26           05/26/99     2,012.90
       TH           27           05/27/99     1,592.20
       F            28           05/28/99     1,572.60
       SA           29           05/29/99     1,375.40
       SU           30           05/30/99         0.00
       M            31           05/31/99         0.00
       TU            1           06/01/99     2,141.00
       W             2           06/02/99     2,365.90
       TH            3           06/03/99     1,961.40
       F             4           06/04/99     2,002.30
       SA            5           06/05/99     1,268.70
       SU            6           06/06/99         0.00

                        [Graph of Greenpoint MTS Tonnage
                                 June-July 1998]

 &100 (IOU &K2S &18D
page    1

                                                       DS               NON-DS                  TOTAL
scale M680                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      GREENPOINT MTS
                     06/29/98
                                    00            2         21.5      1       13.6           3          35.1
                                    O1            9         68.7      0        0.0           9          68.7
                                    02            8         61.8      2       22.7          10          84.5
                                    03            4         34.4      0        0.0           4          34.4
                                    04            2         17.6      1       12.3           3          29.9
                                    05            2         18.7      0        0.0           2          18.7
                                    06            1          4.5      0        0.0           1           4.5
                                    07            5         39.6      2        3.3           7          42.9
                                    08           13        101.4      4       12.1          17         113.5
                                    09           22        200.8      1        3.8          23         204.6
                                    10           23        215.9      2        6.0          25         221.9
                                    11           17        161.3      3        4.7          20         166.0
                                    12           16        130.7      4        5.9          20         136.6
                                    13           13        101.2      5       11.8          18         113.0
                                    14            5         44.9      3        5.3           8          50.2
                                    15            0          0.0      2        8.3           2           8.3
                                    16            9         92.4      1        2.0          10          94.4
                                    17           15        147.0      0        0.0          15         147.0
                                    18           18        178.0      0        0.0          18         178.0
                                    19           11        110.9      0        0.0          11         110.9
                                    20            7         61.6      1        2.1           8          63.7
                                    21            7         57.1      0        0.0           7          57.1
                                    22            3         16.2      0        0.0           3          16.2
------------------------------------------------------------------------------------------------------------
                     SUM                        212      1,886.2     32      113.9         244       2,000.1
============================================================================================================
                     06/30/98
                                    00            5         41.3      0        0.0           5          41.3
                                    01           17        146.2      0        0.0          17         146.2
                                    02           20        182.0      0        0.0          20         182.0
                                    03           15        130.1      2       27.1          17         157.2
                                    04            2         17.5      0        0.0           2          17.5
                                    05            1          8.2      0        0.0           1           8.2
                                    07            5         36.3      4       12.9           9          49.2
                                    08           14         97.4      2        2.5          16          99.9
                                    09           24        221.6      2        6.2          26         227.8
                                    10           17        164.7      6       20.1          23         184.8
                                    11           19        212.9      3        9.4          22         222.3
                                    12           21        165.8      1        4.0          22         169.8
                                    13            4         27.5      1        2.4           5          29.9
                                    16            9         60.9      1        6.5          10          67.4
                                    17           12        127.1      2        4.5          14         131.6
                                    18           13        122.6      1        6.0          14         128.6
                                    19           14        139.2      1        0.9          15         140.1
                                    20            8         73.8      0        0.0           8          73.8
                                    21            7         70.9      1        1.7           8          72.6
                                    22            0          0.0      1       15.5           1          15.5
------------------------------------------------------------------------------------------------------------
                     SUM                        227      2,046.0     28      119.7         255       2,165.7
============================================================================================================

E &k0S &16D

 &100 (10U &k2S &18D
PAGE    1

                                                       DS               NON-DS                  TOTAL
scale M680                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      GREENPOINT MTS
                     07/01/98
                                    00            5         48.9      3       49.6           8          98.5
                                    01           13        108.7      0        0.0          13         108.7
                                    02           22        206.7      0        0.0          22         206.7
                                    03           16        138.9      1       16.0          17         154.9
                                    04            4         24.1      0        0.0           4          24.1
                                    05            2         19.2      0        0.0           2          19.2
                                    06            1          1.9      0        0.0           1           1.9
                                    07            6         57.6      5       14.5          11          72.1
                                    08           13        112.6      3       17.8          16         130.4
                                    09           26        211.7      3        5.2          29         216.9
                                    10           22        212.7      2        2.9          24         215.6
                                    11           18        177.7      4        5.8          22         183.5
                                    12           15        102.4      1        0.6           6         103.0
                                    13            7         55.5      6       15.1          13          70.6
                                    14            6         57.0      5       11.3          11          68.3
                                    15.           0          0.0      1        1.5           1           1.5
                                    16            7         46.4      0        0.0           7          46.4
                                    17           16        126.1      1        3.0          17         129.1
                                    18           15        118.7      0        0.0          15         118.7
                                    19            8         68.9      0        0.0           8          68.9
                                    20            5         47.3      1        2.1           6          49.4
                                    21           10         81.8      0        0.0          10          81.8
                                    23            0          0.0      2       26.1           2          26.1
------------------------------------------------------------------------------------------------------------
                     SUM                        237      2,024.8     38      171.5         275       2,196.3
============================================================================================================
                     07/02/98
                                    00            0          0.0      2       29.1           2          29.1
                                    01           11         94.9      1       16.2          12         111.1
                                    02           15        112.3      0        0.0          15         112.3
                                    03           13        115.0      0        0.0          13         115.0
                                    04            6         51.8      0        0.0           6          51.8
                                    05            7         34.8      0        0.0           7          34.8
                                    06            2         12.7      1        4.2           3          16.9
                                    07            1         10.8      3       16.5           4          27.3
                                    08           13         81.2      2        3.7          15          84.9
                                    09           22        169.0      3        5.9          25         174.9
                                    10           23        211.1      4       18.6          27         229.7
                                    11           22        211.9      1        1.1          23         213.0
                                    12           21        166.3      7       21.3          28         187.6
                                    13            7         48.3      5       17.6          12          65.9
                                    14            1         10.0      5        8.6           6          18.6
                                    15            0          0.0      3       13.3           3          13.3
                                    16            9         73.8      1        3.7          10          77.5
                                    17           12        120.0      1        5.1          13         125.1
                                    18           15        131.5      0        0.0          15         131.5
                                    19           14        138.3      0        0.0          14         138.3
                                    20            4         37.5      1       14.3           5          51.8
                                    21           12        105.8      1        1.7          13         107.5
                                    22            1          4.5      0        0.0           1           4.5
------------------------------------------------------------------------------------------------------------
                     SUM                        231      1,941.5     41      180.9         272       2,122.4
============================================================================================================

                     07/03/98
                                    01            4         36.2      0        0.0           4          36.2
                                    02           10         91.3      0        0.0          10          91.3
                                    03           13         93.9      0        0.0          13          93.9
                                    04            3         17.5      0        0.0           3          17.5
                                    05            4         29.5      0        0.0           4          29.5
                                    06            1          6.9      0        0.0           1           6.9
                                    07            5         37.5      0        0.0           5          37.5
                                    08           11         99.2      1        0.9          12         100.1
                                    09           24        208.7      0        0.0          24         208.7
                                    10           23        214.9      3        8.1          26         223.0
                                    11           23        206.5      3        9.3          26         215.8
                                    12           22        163.3      1        2.1          23         165.4
                                    13            6         46.3      3        6.1           9          52.4
                                    14            1          9.5      1        2.4           2          11.9
                                    15            1          5.7      0        0.0           1           5.7
                                    16           10         92.7      0        0.0          10          92.7
                                    17           12         97.6      1        6.8          13         104.4
                                    18            9         83.1      0        0.0           9          83.1
                                    19           14         98.3      0        0.0          14          98.3

                                                       DS               NON-DS                  TOTAL
scale M680                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    20           11         77.9      1        1.3          12          79.2
                                    21           16        137.5      0        0.0          16         137.5
                                    22            5         34.2      0        0.0           5          34.2
------------------------------------------------------------------------------------------------------------
                     SUM                        228      1,888.2     14       37.0         242       1,925.2
============================================================================================================
                     07/05/98
                                    08           21        141.2      0        0.0          21         141.2
                                    09           18        166.2      2        6.9          20         173.1
                                    10           26        223.9      0        0.0          26         223.9
                                    11           18        175.5      2        5.7          20         181.2
                                    12           26        238.5      0        0.0          26         238.5
                                    13            3         27.9      0        0.0           3          27.9
                                    14            1         14.7      3       23.3           4          38.0
------------------------------------------------------------------------------------------------------------
                     SUM                        113        987.9      7       35.9         120       1,023.8
============================================================================================================
                     07/06/98
                                    00            9         75.4      0        0.0           9          75.4
                                    01           17        145.4      0        0.0          17         145.4
                                    02           18        167.3      2       30.4          20         197.7
                                    03           22        190.2      0        0.0          22         190.2
                                    04            6         59.2      2       34.4           8          93.6
                                    05            6         55.2      0        0.0           6          55.2
                                    06            2         12.8      0        0.0           2          12.8
                                    07           12         90.8      1        5.9          13          96.7
                                    08           19        145.4      3        9.3          22         154.7
                                    09           19        173.8      5       13.2          24         187.0

                                    10           21        195.6      4        7.3          25         202.9
                                    11           19        184.8      4       14.2          23         199.0
                                    12           16        123.6      6       44.5          22         168.1
                                    13            5         39.6     13       54.8          18          94.4
                                    14            4         32.2      3       12.7           7          44.9
                                    15            0          0.0      3        7.0           3           7.0
                                    16           11        118.6      3       12.4          14         131.0
                                    17           20        188.7      0        0.0          20         188.7
                                    18           15         29.3      1        1.4          16         130.7
                                    19           12        113.5      0        0.0          12         113.5
                                    20            9         92.8      1        1.2          10          94.0
                                    21           13        114.2      1        1.4          14         115.6
                                    22            2          8.0      0        0.0           2           8.0
------------------------------------------------------------------------------------------------------------
                     SUM                        277      2,456.4     52      250.1         329       2,706.5
============================================================================================================
                     07/07/98
                                    00            5         52.9      0        0.0           5          52.9
                                    01            6         52.4      0        0.0           6          52.4
                                    02           14        105.7      0        0.0          14         105.7
                                    03           15        114.7      0        0.0          15         114.7
                                    04            2         16.9      1       16.6           3          33.5
                                    05            1          7.3      1       19.1           2          26.4
                                    06            2         13.1      1        8.2           3          21.3
                                    07            5         36.3      2       10.3           7          46.6
                                    08           14        103.6      1        2.1          15         105.7
                                    09           13         97.7      1        3.3          14         101.0
                                    10           19        186.9      1        4.9          20         191.8
                                    11           19        188.4      4       19.7          23         208.1
                                    12           21        199.1      1        3.3          22         202.4
                                    13           12         94.4      4        8.2          16         102.6
                                    14            4         23.8      8       29.3          12          53.1
                                    15            0          0.0      5       13.2           5          13.2
                                    16            9         77.0      1        2.3          10          79.3
                                    17           15        133.5      2        4.5          17         138.0
                                    18           13        112.5      2        9.4          15         121.9
                                    19           12        107.3      1        0.9          13         108.2
                                    20            6         60.4      1        1.5           7          61.9
                                    21            9         78.3      0        0.0           9          78.3
                                    22            3         21.8      0        0.0           3          21.8
------------------------------------------------------------------------------------------------------------
                     SUM                        219      2,884.0     37      156.8         256       2,040.8
============================================================================================================
                     07/08/98
                                    00            8         66.8      0        0.0           8          66.8
                                    01            9         80.1      0        0.0           9          80.1
                                    02            9         68.6      0        0.0           9          68.6
                                    03           13        123.6      0        0.0          13         123.6

                                                       DS               NON-DS                  TOTAL
scale M680                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    04            4         27.4      0        0.0           4          27.4
                                    05            2          9.6      0        0.0           2           9.6
                                    07            7         52.9      2        4.1           9          57.0
                                    08           17        133.3      2        5.7          19         139.0
                                    09           22        144.4      0        0.0          22         144.4
                                    10           14        135.8      2        8.6          16         144.4
                                    11           19        176.1      2        2.6          21         178.7
                                    12           20        157.2      1        3.4          21         160.6
                                    13           13         89.3      6       20.0          19         109.3
                                    14            0          0.0      2        1.8           2           1.8
                                    15            0          0.0      2        9.5           2           9.5

                                    16            9         64.0      2        8.4          11          72.4
                                    17           18        139.6      1        1.6          19         141.2
                                    18           16        129.8      0        0.0          16         129.8
                                    19           11         82.4      1        0.4          12          82.8
                                    20            5         31.4      1        1.5           6          32.9
                                    21            6         55.8      0        0.0           6          55.8
                                    22            2         15.4      0        0.0           2          15.4
------------------------------------------------------------------------------------------------------------
                     SUM                        224      1,783.5     24       67.6         248       1,851.1
============================================================================================================
                     07/09/98
                                    00            6         44.3      0        0.0           6          44.3
                                    01            8         70.0      0        0.0           8          70.0
                                    02           15        118.6      0        0.0          15         118.6
                                    03           12         86.3      0        0.0          12          86.3
                                    04            3         29.6      1       12.7           4          42.3
                                    05            2         20.7      0        0.0           2          20.7
                                    06            2         12.2      0        0.0           2          12.2
                                    07            1          4.8      3       13.4           4          18.2
                                    08           12         95.0      2        4.5          14          99.5
                                    09           20        159.6      3       11.1          23         170.7
                                    10           12        104.1      0        0.0          12         104.1
                                    11           20        188.7      3       14.6          23         203.3
                                    12           21        152.3      3       10.5          24         162.8
                                    13            5         21.7      6       15.6          11          37.3
                                    14            1          6.5      2        3.1           3           9.6
                                    15            0          0.0      2        8.2           2           8.2
                                    16           14        113.3      1        5.8          15         119.1
                                    17           20        167.9      1        2.5          21         170.4
                                    18           16        141.2      0        0.0          16         141.2
                                    19           12        106.2      1        6.3          13         112.5
                                    20            7         53.0      2        3.2           9          56.2
                                    21            9         77.6      0        0.0           9          77.6
                                    22            2         10.2      0        0.0           2          10.2
------------------------------------------------------------------------------------------------------------
                     SUM                        220      1,783.8     30      111.5         250       1,895.3
============================================================================================================
                     07/10/98
                                    00            7         55.0      0        0.0           7          55.0
                                    01            7         65.6      0        0.0           7          65.6
                                    02           10         74.8      0        0.0          10          74.8
                                    03            7         52.2      0        0.0           7          52.2
                                    04            3         18.2      0        0.0           3          18.2
                                    05            5         38.9      0        0.0           5          38.9
                                    06            1         12.9      0        0.0           1          12.9
                                    07            6         48.2      3        6.8           9          55.0
                                    08           12         88.3      3       12.2          15         100.5
                                    09           21        159.2      4       13.0          25         172.2
                                    10           21        183.0      4        9.0          25         192.0
                                    11           19        143.8      1        1.6          20         145.4
                                    12           17        115.1      3        9.6          20         124.7
                                    13           10         56.8      8       26.4          18          83.2
                                    14            3         14.5      3        9.9           6          24.4
                                    15            0          0.0      6       14.8           6          14.8
                                    16            6         54.6      1        2.0           7          56.6
                                    17           16        119.4      0        0.0          16         119.4
                                    18           15        121.3      0        0.0          15         121.3
                                    19           13        100.4      0        0.0          13         100.4
                                    20            4         35.4      1        1.1           5          36.5
                                    21           10         85.7      1        1.9          11          87.6

------------------------------------------------------------------------------------------------------------
                     SUM                        213      1,643.3     38      108.3         251       1,751.6
============================================================================================================
                     07/11/98
                                                 00            6   43.1          0         0.0         643.1

                                                       DS               NON-DS                  TOTAL
scale M680                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    O1           12        100.2      0        0.0          12         100.2
                                    02           12        108.6      0        0.0          12         108.6
                                    03           10         68.7      0        0.0          10          68.7
                                    04            3         25.5      0        0.0           3          25.5
                                    05            3         15.7      0        0.0           3          15.7
                                    06            1          0.8      0        0.0           1           0.8
                                    07            4         27.2      0        0.0           4          27.2
                                    08           16        140.7      1        2.8          17         143.5
                                    09           24        193.2      1        1.4          25         194.6
                                    10           22        188.7      2        6.3          24         195.0
                                    11           14        122.1      0        0.0          14         122.1
                                    12            6         61.2      3        4.3           9          65.5
                                    13            3         21.8      0        0.0           3          21.8
                                    14            1          6.6      1        3.5           2          10.1
                                    15            0          0.0      1        2.9           1           2.9
                                    16            6         53.7      0        0.0           6          53.7
                                    17            5         38.5      0        0.0           5          38.5
                                    18            4         36.3      0        0.0           4          36.3
                                    19            5         40.3      0        0.0           5          40.3
                                    20            5         34.6      0        0.0           5          34.6
                                    21           17        132.5      0        0.0          17         132.5
                                    22            1          3.6      0        0.0           1           3.6
------------------------------------------------------------------------------------------------------------
                     SUM                        180      1,463.6      9       21.2         189       1,484.8
============================================================================================================

E &k0S &16D

                        [Graph of Greenpoint MTS Tonnage
                                  October 1998]

 &100      (l0U &k2S &18D
PAGE    1

                                                       DS               NON-DS                  TOTAL
scale M680                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      GREENPOINT MTS
                     10/13/98
                                    00            3         36.8      0        0.0           3          36.8
                                    01            6         46.7      0        0.0           6          46.7
                                    02            5         56.4      0        0.0           5          56.4
                                    03            8         78.9      0        0.0           8          78.9
                                    04            8        101.2      0        0.0           8         101.2
                                    05            8         92.9      0        0.0           8          92.9
                                    06            2         23.1      2        7.0           4          30.1
                                    07            5         59.7      2       16.6           7          76.3
                                    08           12        109.9      2        4.3          14         114.2
                                    09           22        246.9      0        0.0          22         246.9
                                    10           20        196.6      2        7.5          22         204.1
                                    11           17        161.4      3       29.2          20         190.6
                                    12           21        211.4      2        2.7          23         214.1
                                    13           18        172.4      4       13.8          22         186.2
                                    14           12        132.0      3       12.0          15         144.0
                                    15           17        162.6      0        0.0          17         162.6
                                    16           18        189.1      1        4.0          19         193.1
                                    17            8         68.6      2        3.3          10          71.9
                                    18           10         94.1      1        1.1          11          95.2
                                    19           17        175.0      0        0.0          17         175.0
                                    20           15        166.0      0        0.0          15         166.0
                                    21            7         66.7      0        0.0           7          66.7
------------------------------------------------------------------------------------------------------------
                     SUM                        259      2,648.4     24      101.5         283       2,749.9
============================================================================================================
                     10/14/98
                                    00            2         18.5      9      146.2          11         164.7
                                    01           18        170.5      5       90.9          23         261.4
                                    02           16        159.3      3       50.0          19         209.3
                                    03           10        111.8      4       64.8          14         176.6
                                    04           14        142.3      1       23.9          15         166.2
                                    05           17        163.8      0        0.0          17         163.8
                                    06            2          9.6      0        0.0           2           9.6
                                    07            2         13.3      4       27.8           6          41.1
                                    08           15        119.3      3        6.0          18         125.3
                                    09           10        107.0      6       56.2          16         163.2
                                    10            9         81.4      5       60.3          14         141.7
                                    11           14        156.9      6       40.9          20         197.8
                                    12           18        191.9      3       22.1          21         214.0
                                    13           11         91.0      7       42.6          18         133.6
                                    14            7         72.7      4        5.9          11          78.6
                                    15            1          3.7      2        7.2           3          10.9
                                    16            9         87.7      0        0.0           9          87.7
                                    17           18        170.4      0        0.0          18         170.4
                                    18           21        215.9      0        0.0          21         215.9
                                    19           21        192.4      0        0.0          21         192.4
                                    20           12        117.9      1        1.7          13         119.6
                                    21           16        124.0      3       36.2          19         160.2
                                    22            1          7.4      4       66.1           5          73.5

                                    23            0          0.0      3       47.6           3          47.6
------------------------------------------------------------------------------------------------------------
                     SUM                        264      2,528.7     73      796.4         337       3,325.1
============================================================================================================
                     10/15/98
                                    00            4         32.4      4       63.6           8          96.0
                                    01           11        106.9      3       47.4          14         154.3
                                    02           10         91.7      3       50.3          13         142.0
                                    03            7         48.5      0        0.0           7          48.5
                                    04            3         16.9      0        0.0           3          16.9
                                    05            1         11.1      0        0.0           1          11.1
                                    06            2         16.7      1        2.3           3          19.0
                                    07            4         31.7      3       16.2           7          47.9
                                    08           15        106.4      1        5.6          16         112.0
                                    09           17        160.9      4       19.3          21         180.2
                                    10           16        130.8      3       26.0          19         156.8
                                    11           19        160.2      3        4.4          22         164.6
                                    12           12         91.9,     2        8.2          14         100.1
                                    13            5         31.8      6       25.5          11          57.3
                                    14            0          0.0      3       14.7           3          14.7
                                    15            0          0.0      3       23.7           3          23.7
                                    16            8         76.7      1       15.0           9          91.7
                                    17           12        118.8      1        2.7          13         121.5
                                    18           18        171.8      0        0.0          18         171.8

                                                       DS               NON-DS                  TOTAL
scale M680                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    19           11         87.6      0        0.0          11          87.6
                                    20            5         46.9      1        1.7           6          48.6
                                    21           10         82.9      0        0.0          10          82.9
                                    22            4         32.1      1       16.7           5          48.8
                                    23            0          0.0      3       47.2           3          47.2
------------------------------------------------------------------------------------------------------------
                     SUM                        194      1,654.7     46      390.5         240       2,045.2
============================================================================================================
                     10/16/98
                                    00            7         74.0      1       14.2           8          88.2
                                    01           12        118.5      5       84.7          17         203.2
                                    02           13        111.8      5       83.6          18         195.4
                                    03            8         70.2      1       15.4           9          85.6
                                    04            3         23.4      0        0.0           3          23.4
                                    05            2         20.2      0        0.0           2          20.2
                                    06            1         12.8      1        5.5           2          18.3
                                    07            6         50.9      2        5.2           8          56.1
                                    08           13         94.0      2        2.1          15          96.1
                                    09           15        119.9      3       36.3          18         156.2
                                    10           14        112.3      8       35.9          22         148.2
                                    11           17        165.0      3       13.6          20         178.6
                                    12           12        102.4      3       23.4          15         125.8
                                    13            3         16.6      4        9.3           7          25.9
                                    14            2         10.6      3        8.3           5          18.9
                                    15            0          0.0      3       18.4           3          18.4
                                    16            6         50.3      0        0.0           6          50.3
                                    17           20        178.5      0        0.0          20         178.5
                                    18           21        155.1      0        0.0          21         155.1

                                    19           13         99.6      0        0.0          13          99.6
                                    20            6         50.0      1        1.5           7          51.5
                                    21           10         76.9      0        0.0          10          76.9
                                    22            2         24.0      0        0.0           2          24.0
------------------------------------------------------------------------------------------------------------
                     SUM                        206      1,737.0     45      357.4         251       2,094.4
============================================================================================================
                     10/17/98
                                    00            4         27.5      0        0.0           4          27.5
                                    01            6         48.4      0        0.0           6          48.4
                                    02           13         92.0      0        0.0          13          92.0
                                    03            5         35.0      0        0.0           5          35.0
                                    04            1          7.7      0        0.0           1           7.7
                                    05            2         18.6      0        0.0           2          18.6
                                    06            2          7.2      0        0.0           2           7.2
                                    07            3         27.0      0        0.0           3          27.0
                                    08           14        120.8      2        5.8          16         126.6
                                    09           17        126.7      3        9.8          20         136.5
                                    10           11        107.3      0        0.0          11         107.3
                                    11           16        124.3      1        1.3          17         125.6
                                    12           10        106.7      1        3.9          11         110.6
                                    13            0          0.0      1        2.8           1           2.8
                                    14            0          0.0      1        1.5           1           1.5
                                    15            0          0.0      1        1.5           1           1.5
                                    16           10         55.1      0        0.0          10          55.1
                                    17           21        174.8      0        0.0          21         174.8
                                    18           18        139.9      0        0.0          18         139.9
                                    19           16        118.1      0        0.0          16         118.1
                                    20            8         55.0      0        0.0           8          55.0
                                    21            2         15.8      0        0.0           2          15.8
------------------------------------------------------------------------------------------------------------
                     SUM                        179      1,407.9     10       26.6         189       1,434.5
============================================================================================================
                     10/19/98
                                    00            3         36.5      1       20.7           4          57.2
                                    01            6         26.0      2       31.3           8          57.3
                                    02            6         65.8      3       46.4           9         112.2
                                    03            3         24.2      3       58.5           6          82.7
                                    04            0          0.0      1       22.9           1          22.9
                                    05            2         19.5      0        0.0           2          19.5
                                    06            3         18.8      2        2.1           5          20.9
                                    07            8         74.1      0        0.0           8          74.1
                                    08           17        141.3      2        6.3          19         147.6
                                    09           17        155.1      6        9.6          23         164.7
                                    10           21        188.1      2        3.4          23         191.5
                                    11           14        139.0      4       46.4          18         185.4
                                    12           14        126.5      1        3.1          15         129.6
                                    13            8         61.1     10       23.7          18          84.8

                                                       DS               NON-DS                  TOTAL
scale M680                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    14            3         25.3      0        0.0           3          25.3
                                    15            3         21.2      3       20.3           6          41.5
                                    16            9         89.4      2       20.4          11         109.8
                                    17           14        129.5      0        0.0          14         129.5

                                    18           14        153.3      1        1.8          15         155.1
                                    19           11        111.2      0        0.0          11         111.2
                                    20            5         50.9      1        1.6           6          52.5
                                    21            3         29.0      1       10.8           4          39.8
                                    22            1          9.7      3       52.0           4          61.7
                                    23            0          0.0      7      106.4           7         106.4
------------------------------------------------------------------------------------------------------------
                     SUM                        185      1,695.5     55      487.7         240       2,183.2
============================================================================================================
                     10/20/98
                                    00            3         28.2      4       52.7           7          80.9
                                    01           19        172.6      5       80.5          24         253.1
                                    02           18        168.5      5       82.4          23         250.9
                                    03           12        108.5      0        0.0          12         108.5
                                    04            6         41.2      0        0.0*          6          41.2
                                    05            2         24.1      0        0.0           2          24.1
                                    06            1          8.8      0        0.0           1           8.8
                                    07            5         35.2      4        8.9           9          44.1
                                    08            9         65.3      2        6.4          11          71.7
                                    09           17        159.9      3        3.6          20         163.5
                                    10           14        105.5      6       55.8          20         161.3
                                    11           21        203.1      2        6.1          23         209.2
                                    12           15        144.4      3       26.1          18         170.5
                                    13           10         88.7      6       13.8          16         102.5
                                    14            7         57.9      2        6.5           9          64.4
                                    16            8         81.2      1        4.1           9          85.3
                                    17           17        139.5      0        0.0          17         139.5
                                    18           13        115.6      1        1.6          14         117.2
                                    19           11        103.7      0        0.0          11         103.7
                                    20            6         50.3      1        1.6           7          51.9
                                    21            9         78.9      0        0.0           9          78.9
                                    22            2         22.4      0        0.0           2          22.4
------------------------------------------------------------------------------------------------------------
                     SUM                        225      2,003.5     45      350.1         270       2,353.6
============================================================================================================
                     10/21/98
                                    00            9         69.4      0        0.0           9          69.4
                                    01           11         94.2      0        0.0          11          94.2
                                    02           12         93.0      0        0.0          12          93.0
                                    03           13        130.3      2       44.0          15         174.3
                                    04            7         42.0      0        0.0           7          42.0
                                    05            1          9.5      0        0.0           1           9.5
                                    06            3         28.1      0        0.0           3          28.1
                                    07            3         23.1      2        4.1           5          27.2
                                    08           13         89.7      0        0.0          13          89.7
                                    09           18        155.5      3        8.8          21         164.3
                                    10           16        137.8      0        0.0          16         137.8
                                    11           17        158.8      3       30.8          20         189.6
                                    12           10         85.5      1        1.9          11          87.4
                                    13            4         23.0      4       10.3           8          33.3
                                    14            3         18.7      6       24.3           9          43.0
                                    16            7         47.5      0        0.0           7          47.5
                                    17           21        181.2      0        0.0          21         181.2
                                    18           18        145.9      0        0.0          18         145.9
                                    19           12         76.3      0        0.0          12          76.3
                                    20            4         25.2      0        0.0           4          25.2
                                    21            5         33.3      0        0.0           5          33.3

------------------------------------------------------------------------------------------------------------
                     SUM                        207      1,668.0     21      124.2         228       1,792.2
============================================================================================================
                                    00            9         78.9      0        0.0           9          78.9
                                    01           16        127.9      1       16.3          17         144.2
                                    02           17        142.7      0        0.0          17         142.7
                                    03            9         68.5      1       18.8          10          87.3
                                    04            2        118.0      0        0.0           2          11.8
                                    05            1          9.1      0        0.0           1           9.1
                                    06            2         16.8      1       12.9           3          29.7
                                    07            5         26.5      2        9.8           7          36.3
                                    08           12         87.5      2       14.0          14         101.5
                                    09           23        178.4      3       20.3          26         198.7
                                    10           16        128.5      4       17.6          20         146.1

                                                       DS               NON-DS                  TOTAL
scale M680                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    11           18        146.6      2       20.5          20         167.1
                                    12           14         95.1      3        4.5          17          99.6
                                    13            7         31.7      5       13.9          12          45.6
                                    14            3          9.1      4       10.2           7          19.3
                                    15            0          0.0      2       17.1           2          17.1
                                    16            7         37.5      0        0.0           7          37.5
                                    17           21        178.2      0        0.0          21         178.2
                                    18           18        139.8      0        0.0          18         139.8
                                    19            9         69.1      0        0.0           9          69.1
                                    20            4         25.3      1        1.5           5          26.8
                                    21           10         70.9      2       31.7          12         102.6
                                    22            3         25.9      1       12.8           4          38.7
------------------------------------------------------------------------------------------------------------
                     SUM                        226      1,705.8     34      221.9         260       1,927.7
============================================================================================================
                     10/23/98
                                    00            9         66.5      0        0.0           9          66.5
                                    01            8         69.7      2       37.4          10         107.1
                                    02            7         73.9      0        0.0           7          73.9
                                    03            9         70.5      3       60.1          12         130.6
                                    04            4         32.2      0        0.0           4          32.2
                                    05            3         30.2      0        0.0           3          30.2
                                    06            3         28.9      0        0.0           3          28.9
                                    07            3         24.2      3       19.1           6          43.3
                                    08           11         91.2      2        5.3          13          96.5
                                    09           18        129.5      3        3.0          21         132.5
                                    10           19        175.1      2       15.9          21         191.0
                                    11           20        162.2      1        1.3          21         163.5
                                    12            7         48.6      0        0.0           7          48.6
                                    13            6         32.8      6       14.7          12          47.5
                                    14            3         19.2      4       15.7           7          34.9
                                    15            0          0.0      3       19.4           3          19.4
                                    16            6         37.6      1       15.4           7          53.0
                                    17           19        141.7      1        3.1          20         144.8
                                    18           14        113.8      1        8.5          15         122.3
                                    19           15        106.4      0        0.0          15         106.4
                                    20            8         54.0      0        0.0           8          54.0

                                    21            7         41.8      1        1.4           8          43.2
------------------------------------------------------------------------------------------------------------
                     SUM                        199      1,550.0     33      220.3         232       1,770.3
============================================================================================================
                     10/24/98
                                    00            7         34.4      0        0.0           7          34.4
                                    01           14        102.2      0        0.0          14         102.2
                                    02           11        104.7      0        0.0          11         104.7
                                    03            7         45.0      0        0.0           7          45.0
                                    04            1          8.9      0        0.0           1           8.9
                                    05            2         15.1      0        0.0           2          15.1
                                    07            2         15.1      0        0.0           2          15.1
                                    08           16        138.8      1       11.8          17         150.6
                                    09           13        112.4      3       10.0          16         122.4
                                    10           19        149.8      0        0.0          19         149.8
                                    11           19        166.2      1        1.6          20         167.8
                                    12            4         30.3      1        2.9           5          33.2
                                    13            1          7.6      2        6.4           3          14.0
                                    16            7         41.5      0        0.0           7          41.5
                                    17           15        103.7      0        0.0          15         103.7
                                    18           15         99.4      0        0.0          15          99.4
                                    19           16        114.5      0        0.0          16         114.5
                                    20           14         87.1      0        0.0          14          87.1
                                    21            8         56.6      0        0.0           8          56.6
------------------------------------------------------------------------------------------------------------
                     SUM                        191      1,433.3      8       32.7         199       1,466.0
============================================================================================================

E &k0S &16D

                        [Graph of Greenpoint MTS Tonnage
                                 February 1999]

 &100   (10U &k2S &18D
PAGE    1

                                                       DS               NON-DS                  TOTAL
scale M680                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      GREENPOINT MTS
                     02/16/99
                                    00            7         44.2      0        0.0           7          44.2
                                    01            4         33.0      0        0.0           4          33.0
                                    02           11         86.4      0        0.0          11          86.4
                                    03            9         83.2      0        0.0           9          83.2
                                    04            8         87.1      0        0.0           8          87.1
                                    05            8        107.5      0        0.0           8         107.5
                                    06            5         54.8      0        0.0           5          54.8
                                    07            3         20.1      3        5.8           6          25.9
                                    08           13        132.1      3        8.4          16         140.5
                                    09           15        135.7      4        7.7          19         143.4
                                    10           20        189.4      3        4.6          23         194.0
                                    11           12        130.0      5       18.8          17         148.8
                                    12           15        121.8      0        0.0          15         121.8
                                    13            3         34.0      6       10.9           9          44.9
                                    14            6         53.8      1        1.7           7          55.5
                                    15           12         96.8      4        6.1          16         102.9
                                    16           18        155.1      1        1.7          19         156.8
                                    17            6         47.8      3        8.9           9          56.7
                                    18            9        107.4      1        1.6          10         109.0
                                    19           18        177.0      1        2.0          19         179.0
                                    20            5         54.4      1        1.7           6          56.1
                                    21            8         90.0      0        0.0           8          90.0
                                    22            2         24.2      0        0.0           2          24.2
------------------------------------------------------------------------------------------------------------
                     SUM                        217      2,065.8     36       79.9         253       2,145.7
============================================================================================================
                     02/17/99
                                    00            6         59.3      6      111.9          12         171.2
                                    01           12        102.1      6      113.6          18         215.7
                                    02           13        118.1      0        0.0          13         118.1
                                    03           13        118.6      0        0.0          13         118.6
                                    04            7         57.7      0        0.0           7          57.7
                                    05            1          9.8      0        0.0           1           9.8
                                    06            0          0.0      2       14.6           2          14.6
                                    07            0          0.0      5       21.6           5          21.6
                                    08           14        102.0      4       12.0          18         114.0
                                    09           17        128.2      5        7.9          22         136.1
                                    10           15        136.4      4       27.2          19         163.6
                                    11           10        112.1      6       22.6          16         134.7
                                    12           14        127.3      1        2.4          15         129.7
                                    13            3         20.2      4        8.1           7          28.3
                                    14            1         11.4      5       28.5           6          39.9
                                    15            0          0.0      1        3.3           1           3.3
                                    16            2         16.7      2       16.8           4          33.5
                                    17            5         28.2      0        0.0           5          28.2
                                    18           15        129.0      0        0.0          15         129.0
                                    19           17        148.1      0        0.0          17         148.1
                                    20            8         62.1      0        0.0           8          62.1
                                    21            5         46.4      1        1.9           6          48.3

                                    22            6         67.3      0        0.0           6          67.3
------------------------------------------------------------------------------------------------------------
                     SUM                        184      1,601.0     52      392.4         236       1,993.4
============================================================================================================
                     02/18/99
                                    00            2         18.7      5       95.8           7         114.5
                                    01            6         58.7      4       72.4          10         131.1
                                    02           14        101.7      3       61.6          17         163.3
                                    03            7         78.9      0        0.0           7          48.9
                                    04            8         69.7      0        0.0           8          69.7
                                    07            0          0.0      3       14.6           3          14.6
                                    08           16         91.8      1        4.3          17          96.1
                                    09            9         74.9     10       51.3          19         126.2
                                    10            9         78.7      7       46.2          16         124.9
                                    11            3         32.5      4       30.7           7          63.2
                                    12           15        120.1      3       31.9          18         152.0
                                    13            5         37.0      5        8.3          10          45.3
                                    14            1          7.5      2        6.4           3          13.9
                                    15            0          0.0      1        2.0           1           2.0
                                    16            6         35.2      3       20.8           9          56.0
                                    17            5         51.0      0        0.0           5          51.0
                                    18           14        141.5      0        0.0          14         141.5
                                    19           19        203.6      0        0.0          19         203.6
                                    20           10         90.6      1        1.6          11          92.2

                                                       DS               NON-DS                  TOTAL
scale M680                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    21            9         78.6      1        1.3          10          79.9
                                    22            9         74.5      0        0.0           9          74.5
------------------------------------------------------------------------------------------------------------
                     SUM                        167      1,415.2     53      449.2         220       1,864.4
============================================================================================================
                     02/19/99
                                    00            4         26.1      3       45.3           7          71.4
                                    01            9         77.0      9      153.5          18         230.5
                                    02           13        109.0      7      115.6          20         224.6
                                    03           15        114.3      0        0.0          15         114.3
                                    04            3         21.1      1       17.5           4          38.6
                                    05            3         20.3      0        0.0           3          20.3
                                    07            1         10.1      2       10.2           3          20.3
                                    08            3         20.5      0        0.0           3          20.5
                                    09           21        162.3      2        3.6          23         165.9
                                    10           18        139.2      5       26.7          23         165.9
                                    11           10         77.1      2        3.0          12          80.1
                                    12           12        102.4      1       12.6          13         115.0
                                    13            6         40.8      3        7.3           9          48.1
                                    14            2         13.2      4       11.3           6          24.5
                                    15            0          0.0      5       26.6           5          26.6
                                    16            1          7.8      1        3.4           2          11.2
                                    17            3         27.8      2       14.8           5          42.6
                                    18            9         78.7      1        1.6          10          80.3
                                    19           11        102.3      1        0.4          12         102.7
                                    20            5         38.2      0        0.0           5          38.2
                                    21            3         18.0      0        0.0           3          18.0
                                    23            1         11.5      0        0.0           1          11.5
------------------------------------------------------------------------------------------------------------

                     SUM                        153      1,217.7     49      453.4         202       1,671.1
============================================================================================================
                     02/20/99
                                    00            3         34.0      0        0.0           3          34.0
                                    01            9         73.4      0        0.0           9          73.4
                                    02           16        119.5      0        0.0          16         119.5
                                    03           12         99.6      0        0.0          12          99.6
                                    04            2         10.8      0        0.0           2          10.8
                                    05            3         27.4      0        0.0           3          27.4
                                    08            1          7.4      0        0.0           1           7.4
                                    09            9         62.8      2        8.9          11          71.7
                                    10            6         52.4      3       21.7           9          74.1
                                    11            8         55.5      1       14.7           9          70.2
                                    12            9         67.0      1        1.8          10          68.8
                                    13            0          0.0      3        8.5          .3           8.5
                                    14            0          0.0      1        0.6           1           0.6
                                    15            0          0.0      1        1.5           1           1.5
                                    16            1          5.1      0        0.0           1           5.1
                                    17           15        117.4      0        0.0          15         117.4
                                    18           15        106.6      0        0.0          15         106.6
                                    19           15        118.6      0        0.0          15         118.6
                                    20            7         60.9      0        0.0           7          60.9
                                    21            1          5.6      0        0.0           1           5.6
                                    22            1          8.2      0        0.0           1           8.2
------------------------------------------------------------------------------------------------------------
                     SUM                        133      1,032.2     12       57.7         145       1,089.9
============================================================================================================
                     02/22/99
                                    00            6         51.4      0        0.0           6          51.4
                                    01            5         44.8      1       17.8           6          62.6
                                    02           12        117.3      2       35.5          14         152.8
                                    03            7         72.4      1       16.1           8          88.5
                                    04            2         25.6      1       14.3           3          39.9
                                    07            0          0.0      4       20.6           4          20.6
                                    08           14         99.1      1        3.3          15         102.4
                                    09           11         84.5      6       15.1          17          99.6
                                    10            8         74.2      6       44.7          14         118.9
                                    11           12        104.9      3       39.9          15         144.8
                                    12           22        207.3      1       16.9          23         224.2
                                    13            5         53.9      9       68.4          14         122.3
                                    14            2         15.5      4       22.9           6          38.4
                                    15            0          0.0      1        1.0           1           1.0
                                    16            0          0.0      2       15.7           2          15.7
                                    17            4         43.6      1        1.4           5          45.0
                                    18           13        117.8      2        2.8          15         120.6
                                    19           19        182.3      1        1.2          20         183.5
                                    20            9         87.9      2        2.6          11          90.5

                                                       DS               NON-DS                  TOTAL
scale M680                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    21            7         60.2      0        0.0           7          60.2
                                    22            3         33.4      2       39.2           5          72.6
                                    23            0          0.0      5       96.8           5          96.8
------------------------------------------------------------------------------------------------------------
                     SUM                        161      1,476.1     55      476.2         216       1,952.3
============================================================================================================

                     02/23/99
                                    00            4         46.4      4       83.2           8         129.6
                                    01            7         62.8      4       73.5          11         136.3
                                    02           13        105.1      4       69.5          17         174.6
                                    03           11         86.3      1       15.2          12         101.5
                                    04            6         49.6      0        0.0           6          49.6
                                    05            1          7.4      0        0.0           1           7.4
                                    07            0          0.0      3       16.4           3          16.4
                                    08           16          101      2        2.5          18         104.3
                                    09            8         73.8      3       15.9          11          89.7
                                    10           15        114.6      6       41.0          21         155.6
                                    11            6         56.1      5       53.4          11         109.5
                                    12           15        123.4      4       48.6          19         172.0
                                    13            9         82.1      4        7.3          13          89.4
                                    14            2         13.3      3        7.0           5          20.3
                                    15            2          2.3      2       17.7           4          20.0
                                    16            0          0.0      1       15.7           1          15.7
                                    17            2         19.6      0        0.0           2          19.6
                                    18           13        103.2      1        1.8          14         105.0
                                    19           17        137.8      2        2.0          19         139.8
                                    20           12        105.7      0        0.0          12         105.7
                                    21            7         65.5      1        1.7           8          67.2
                                    22           10         78.9      1       18.7          11          97.6
                                    23            1         12.1      4       59.4           5          71.5
------------------------------------------------------------------------------------------------------------
                     SUM                        177      1,447.8     55      550.5         232       1,998.3
============================================================================================================
                     02/24/99
                                    00            6         40.2      1       14.2           7          54.4
                                    01            4         25.9      3       52.0           7          77.9
                                    02           14        113.0      6       94.2          20         207.2
                                    03           10         72.3      1       16.9          11          89.2
                                    04            3         23.4      0        0.0           3          23.4
                                    06            0          0.0      1        3.2           1           3.2
                                    07            1          6.6      3       16.2           4          22.8
                                    08           16        112.1      1        3.5          17         115.6
                                    09           15        115.8      7       40.6          22         156.4
                                    10           17        160.4      3        7.2          20         167.6
                                    11           10        100.4      6       10.4          16         110.8
                                    12           14        115.1      2       23.3          16         138.4
                                    13            4         36.4     10       60.3          14          96.7
                                    15            0          0.0      2       15.2           2          15.2
                                    16            0          0.0      2       17.3           2          17.3
                                    17            7         53.0      0        0.0           7          53.0
                                    18           14        105.5      2        2.6          16         108.1
                                    19           16        118.4      0        0.0          16         118.4
                                    20           10         86.2      2        2.4          12          88.6
                                    21            9         55.4      3       20.0          12          75.4
                                    22            4         31.9      7      109.7          11         141.6
------------------------------------------------------------------------------------------------------------
                     SUM                        174      1,372.0     62      509.2         236       1,881.2
============================================================================================================
                     02/25/99
                                    00            3         34.4      0        0.0           3          34.4
                                    01            6         42.0      0        0.0           6          42.0
                                    02           15        128.1      0        0.0          15         128.1
                                    03           19        149.8      1       16.0          20         165.8

                                    04            5         31.2      0        0.0           5          31.2
                                    06            3         22.3      0        0.0           3          22.3
                                    07            1          6.1      0        0.0           1           6.1
                                    08           13         99.0      3       19.6          16         118.6
                                    09            5         33.0      4        9.7           9          42.7
                                    10            9         58.5      6       44.2          15         102.7
                                    11           10        100.0      2        6.4          12         106.4
                                    12           18        134.0      1        5.8          19         139.8
                                    13            4         29.4      6       18.5          10          47.9
                                    14            2         14.1      4       11.9           6          26.0
                                    15            0          0.0      1        2.9           1           2.9
                                    16            2          7.9      1       14.7           3          22.6
                                    17            6         40.2      1        2.1           7          42.3

                                                       DS               NON-DS                  TOTAL
scale M680                         HOUR        LOADS       TONS     LOADS    TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    18           22        161.4      0        0.0          22         161.4
                                    19           13        102.2      0        0.0          13         102.2
                                    20            3         34.3      2        2.7           5          37.0
                                    21            5         32.1      1        1.8           6          33.9
                                    22            5         43.1      8      114.6          13         157.7
------------------------------------------------------------------------------------------------------------
                     SUM                        169      1,303.1     41      270.9         210       1,574.0
============================================================================================================
                     02/26/99
                                    00            6         51.5      0        0.0           6          51.5
                                    01            4         43.3      2       36.6           6          79.9
                                    02            7         74.4      0        0.0           7          74.4
                                    03           10         76.0      0        0.0          10          76.0
                                    04            3         23.0      0        0.0           3          23.0
                                    05            2         12.6      0        0.0           2          12.6
                                    07            1         10.0      4       12.5           5          22.5
                                    08           16        114.5      2        4.1          18         118.6
                                    09            8         65.5      6       36.0          14         101.5
                                    10           13         95.0     10      102.1          23         197.1
                                    11           11        101.6      1       14.9          12         116.5
                                    12           14        100.9      3       33.7          17         134.6
                                    13            8         58.3      7       26.2          15          84.5
                                    14            3         18.4      2        6.7           5          25.1
                                    15            0          0.0      2        6.3           2           6.3
                                    16            3         17.2      1        0.7           4          17.9
                                    17            9         74.4      1        2.6          10          77.0
                                    18           13        105.6      1       16.7          14         122.3
                                    19           14         99.7      0        0.0          14          99.7
                                    20            6         60.5      1        1.3           7          61.8
                                    21            1          8.5      0        0.0           1           8.5
                                    22            1         10.6      0        0.0           1          10.6
------------------------------------------------------------------------------------------------------------
                     SUM                        153      1,221.5     43      300.4         196       1,521.9
============================================================================================================
                     02/27/99
                                    00           12         71.7      0        0.0          12          71.7
                                    01            4         37.2      0        0.0           4          37.2
                                    02            7         57.5      0        0.0           7          57.5
                                    03            5         44.9      0        0.0           5          44.9
                                    04            2         11.6      0        0.0           2          11.6

                                    05            1          6.6      0        0.0           1           6.6
                                    08            3         20.7      3       12.3           6          33.0
                                    09           10         88.0      2        2.7          12          90.7
                                    10            5         38.7      1        1.6           6          40.3
                                    11            4         29.0      0        0.0           4          29.0
                                    12           11         63.3      2        3.9          13          67.2
                                    13            2         21.7      4        5.9           6          27.6
                                    15            0          0.0      2        4.4           2           4.4
                                    16            1          7.8      0        0.0           1           7.8
                                    17            2          7.9      0        0.0           2           7.9
                                    18           14        113.3      0        0.0          14         113.3
                                    19           18        136.8      0        0.0          18         136.8
                                    20           10         73.7      0        0.0          10          73.7
                                    21            2         15.4      0        0.0           2          15.4
------------------------------------------------------------------------------------------------------------
                     SUM                        113        845.8     14       30.8         127         876.6
============================================================================================================

E &k0S &16D

                        [Graph of Greenpoint MTS Tonnage
                                 May-June 1999]

 &100 (10U &k2S &18D
PAGE 1

                                                       DS               NON-DS                   TOTAL
scale M680                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      GREENPOINT MTS
             05/24/99
                                    00            4         31.2      0        0.0           4          31.2
                                    01            3         16.9      0        0.0           3          16.9
                                    02            2         18.6      1       17.2           3          35.8
                                    03            3         27.8      0        0.0           3          27.8
                                    04            2         11.6      0        0.0           2          11.6
                                    05            1          8.3      1       13.6           2          21.9
                                    07            4         38.2      4       26.1           8          64.3
                                    08           15        101.7      1        5.8          16         107.5
                                    09           14        132.5      5       14.8          19         147.3
                                    10           18        160.4      3       17.6          21         178.0
                                    11           16        184.1      1       13.7          17         197.8
                                    12           18        225.8      1        1.0          19         226.8
                                    13           10         82.7      8       28.4          18         111.1
                                    14            3         31.0      1        3.6           4          34.6
                                    16            9         89.9      0        0.0           9          89.9
                                    17           13        141.1      0        0.0          13         141.1
                                    18           11        117.0      1        2.4          12          119.
                                    19            6         59.1      0        0.0           6          59.1
                                    20            4         42.4      0        0.0           4          42.4
                                    21            1          7.9      1        1.6           2           9.5
                                    22            3         25.0      0        0.0           3          25.0
------------------------------------------------------------------------------------------------------------
                     SUM                        160      1,553.2     28      145.8         188       1,699.0
============================================================================================================
             05/25/99
                                    00            5         36.9      0        0.0           5          36.9
                                    01            5         50.9      0        0.0           5          50.9
                                    02           12        120.5      0        0.0          12         120.5
                                    03            4         39.1      0        0.0           4          39.1
                                    04            1          3.3      0        0.0           1           3.3
                                    05            2         21.0      0        0.0           2          21.0
                                    07            6         44.1      3       13.9           9          58.0
                                    08           12         78.9      1       12.9          13          91.8
                                    09           10         94.7      3       12.8          13         107.5
                                    10           16        146.0      4       19.9          20         165.9
                                    11           22        256.0      3       17.0          25         273.0
                                    12           11        110.6      2       19.9          13         130.5
                                    13            4         24.0      5       13.8           9          37.8
                                    14            2         19.2      0        0.0           2          19.2
                                    15            0          0.0      3       10.3           3          10.3
                                    16            8         84.8      1       17.7           9         102.5
                                    17           12        118.6      0        0.0          12         118.6
                                    18           18        178.4      0        0.0          18         178.4
                                    19           20        200.0      0        0.0          20         200.0
                                    20            7         63.5      1        1.1           8          64.6
                                    21           22        195.5      1       11.4          23         206.9
                                    22            3         32.3      0        0.0           3          32.3
                                    23            0          0.0      1        6.5.          1           6.5
------------------------------------------------------------------------------------------------------------

                     SUM                        202      1,918.3     28      157.2         230       2,075.5
============================================================================================================
             05/26/99
                                    00            2         15.0      0        0.0           2          15.0
                                    01            8         67.0      1       19.0           9          86.0
                                    02           11        122.0      1       18.0          12         140.0
                                    03            6         48.8      1       15.5           7          64.3
                                    04            0          0.0      3       48.8           3          48.8
                                    05            1         11.3      0        0.0           1          11.3
                                    06            1          4.4      1       13.7           2          18.1
                                    07            7         65.2      2       19.0           9          84.2
                                    08           15         99.6      1        0.6          16         100.2
                                    09           12        104.2      9       52.2          21         156.4
                                    10           18        162.1      4       17.0          22         179.1
                                    11           20'       212.3      1        2.1          21         214.4
                                    12           17        202.2      4       19.2          21         221.4
                                    13            9         46.7      7       17.0          16          63.7
                                    14            0          0.0      2        5.4           2           5.4
                                    15            0          0.0      3        8.9           3           8.9
                                    16            8         74.5      0        0.0           8          74.5
                                    17           14        110.9      0        0.0          14         110.9
                                    18           11         83.6      0        0.0          11          83.6
                                    19            5         36.5      0        0.0           5          36.5
                                    20            6         66.6      0        0.0           6          66.6

                                                                          PAGE 2

                                                       DS               NON-DS                   TOTAL
scale M680                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    21           18        152.9      1        1.4          19         154.3
                                    22            9         69.3      0        0.0           9          69.3
------------------------------------------------------------------------------------------------------------
                     SUM                        198      1,755.1     41      257.8         239       2,012.9
============================================================================================================
             05/27/99
                                    00            5         49.0      0        0.0           5          49.0
                                    01            8         69.2      0        0.0           8          69.2
                                    02           12         74.4      0        0.0          12          74.4
                                    03            3         28.4      0        0.0           3          28.4
                                    04            1         13.3      0        0.0           1          13.3
                                    05            2         17.5      1       10.1           3          27.6
                                    06            1         13.1      0        0.0           1          13.1
                                    07            5         36.3      3       24.0           8          60.3
                                    08           13         88.2      3       15.5          16         103.7
                                    09           13         97.1      3       22.7          16         119.8
                                    10           14        115.7      0        0.0          14         115.7
                                    11           23        264.2      2        5.8          25         270.0
                                    12           11         97.1      3       18.1          14         115.2
                                    13            4         21.1      7       27.3          11          48.4
                                    14            4         31.6      5       21.5           9          53.1
                                    15            0          0.0      3       19.2           3          19.2
                                    16            9         73.7      1        3.2          10          76.9
                                    17           10         91.4      1        1.5          11          92.9
                                    18           11         89.5      1        1.5          12          91.0
                                    19            9         70.8      0        0.0           9          70.8
                                    20            6         55.2      0        0.0           6          55.2
                                    21            1         10.7      0        0.0           1          10.7
                                    22            2         14.3      0        0.0           2          14.3

------------------------------------------------------------------------------------------------------------
                     SUM                        167      1,421.8     33      170.4         200       1,592.2
============================================================================================================
             05/28/99
                                    00            5         37.0      0        0.0           5          37.0
                                    01            7         82.5      0        0.0           7          82.5
                                    02           10         98.5      0        0.0          10          98.5
                                    03            2         18.0      0        0.0           2          18.0
                                    04            1          4.3      0        0.0           1           4.3
                                    05            1          8.7      2       14.7           3          23.4
                                    06            1          5.3      1        2.1           2           7.4
                                    07            7         60.7      4       37.8          11          98.5
                                    08           12         86.7      3       18.7          15         105.4
                                    09           12         97.4      7       41.1          19         138.5
                                    10           10         75.9     10       53.7          20         129.6
                                    11           10        109.7      1        2.4          11         112.1
                                    12           15        151.7      5       24.9          20          1766
                                    13            5         17.7      6       23.1          11          40.8
                                    14            2         19.7      4       22.0           6          41.7
                                    15            0          0.0      2        3.3           2           3.3
                                    16            7         57.3      2       28.9           9          86.2
                                    17            9         76.3      0        0.0           9          76.3
                                    18           14        131.4      1        1.6          15         133.0
                                    19           10         92.6      0        0.0          10          92.6
                                    20            4         36.7      0        0.0           4          36.7
                                    21            2         21.1      0        0.0           2          21.1
                                    22            1          9.1      0        0.0           1           9.1
------------------------------------------------------------------------------------------------------------
                     SUM                        147      1,298.3     48      274.3         195       1,572.6
============================================================================================================
             05/29/99
                                    00            4         22.2      0        0.0           4          22.2
                                    01            9         68.9      0        0.0           9          68.9
                                    02           11         70.4      0        0.0          11          70.4
                                    03            3         18.8      0        0.0           3          18.8
                                    04            2         12.0      0        0.0           2          12.0
                                    05            1         11.2      0        0.0           1          11.2
                                    07            2         16.3      0        0.0           2          16.3
                                    08            6         52.0      2       13.3           8          65.3
                                    09           12         93.5      3       16.9          15         110.4
                                    10           11         97.4      0        0.0          11          97.4
                                    11           20        221.0      2        2.7          22         223.7
                                    12            2         15.5      2       14.3           4          29.8
                                    13            0          0.0      2        3.9           2           3.9
                                    14            1          9.6      1        1.5           2          11.1
                                    15            2          8.0      1        0.5           3           8.5
                                    16            6         32.1      0        0.0           6          32.1

                                                                          PAGE 3

                                                       DS               NON-DS                   TOTAL
scale M680                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    17           16        173.9      0        0.0          16         173.9
                                    18           13        119.6      0        0.0          13         119.6
                                    19           12         80.4      0        0.0          12          80.4
                                    20           18        147.8      0        0.0          18         147.8
                                    21            5         47.9      0        0.0           5          47.9
                                    22            1          3.8      0        0.0           1           3.8

------------------------------------------------------------------------------------------------------------
                     SUM                        157      1,322.3     13       53.1         170       1,375.4
============================================================================================================

E  &k0S &16D

 &10O (IOU &k2S &18D
Page    1

                                                       DS               NON-DS                   TOTAL
scale M680                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      GREENPOINT MTS
             06/01/99
                                    00            2         18.6      0        0.0           2          18.6
                                    01            4         38.8      0        0.0           4          38.8
                                    02            4         34.7      0        0.0           4          34.7
                                    03            4         33.8      0        0.0           4          33.8
                                    04            9         77.3      0        0.0           9          77.3
                                    05            7         61.2      0        0.0           7          61.2
                                    06            1         12.4      0        0.0           1          12.4
                                    07            6         66.8      1        0.7           7          67.5
                                    08           13        126.7      0        0.0          13         126.7
                                    09           18        181.7      4       10.2          22         191.9
                                    10           12        128.0      7       32.3          19         160.3
                                    11           21        233.8      0        0.0          21         233.8
                                    12            5         53.2      0        0.0           5          53.2
                                    13            8         94.1      3        6.8          11         100.9
                                    14           16        150.2      4       16.8          20         167.0
                                    15           13        128.0      2        3.9          15         131.9
                                    16            2         20.1      1        2.3           3          22.4
                                    17            5         51.4      0        0.0           5          51.4
                                    18            8         90.6      0        0.0           8          90.6
                                    19           12        130.6      0        0.0          12         130.6
                                    20            8         92.6      0        0.0           8          92.6
                                    21           18        223.0      1        1.4          19         224.4
                                    22            3         19.0      0        0.0           3          19.0
------------------------------------------------------------------------------------------------------------
                     SUM                        199      2,066.6     23       74.4         222       2,141.0
============================================================================================================
             06/02/99
                                    00            4         36.7      0        0.0           4          36.7
                                    01            8         75.2      0        0.0           8          75.2
                                    02           11        103.6      0        0.0          11         103.6
                                    03           13        130.2      0        0.0          13         130.2
                                    04            5         60.4      0        0.0           5          60.4
                                    05            1         10.5      0        0.0           1          10.5
                                    06            2         18.8      0        0.0           2          18.8
                                    07            8         80.2      3        9.9          11          90.1
                                    08           10         87.1      4       15.6          14         102.7
                                    09           15        111.8      5       16.5          20         128.3
                                    10           11         84.2      0        0.0          11          84.2
                                    11           10         96.0      1        1.8          11          97.8
                                    12           22        180.8      1        2.6          23         183.4
                                    13           13        112.0      8       14.6          21         126.6
                                    14            9         77.0      2        4.4          11          81.4
                                    15            4         31.4      1        3.0           5          34.4
                                    16           10         78.8      0        0.0          10          78.8
                                    17           25        223.7      0        0.0          25         223.7
                                    18           25        196.8      1        6.0          26         202.8
                                    19           15        125.0      0        0.0          15         125.0
                                    20           20        158.1      0        0.0          20         158.1
                                    21           19        156.2      0        0.0          19         156.2

                                    22            7         57.0      0        0.0           7          57.0
------------------------------------------------------------------------------------------------------------
                     SUM                        267      2,291.5     26       74.4         293       2,365.9
============================================================================================================
             06/03/99
                                    00            4         40.0      0        0.0           4          40.0
                                    01           10         86.3      0        0.0          10          86.3
                                    02           11         89.4      0        0.0          11          89.4
                                    03           12        100.5      0        0.0          12         100.5
                                    04            4         19.3      0        0.0           4          19.3
                                    05            6         50.6      0        0.0           6          50.6
                                    06            3         26.0      2       12.0           5          38.0
                                    07            4         40.0      5       17.0           9          57.0
                                    08            6         52.5      0        0.0           6          52.5
                                    09           20        159.5      2        4.0          22         163.5
                                    10           14        123.2.     5       26.4          19         149.6
                                    11           17        173.0      1        1.8          18         174.8
                                    12            5         38.4      0        0.0           5          38.4
                                    13            5         38.7      2        4.6           7          43.3
                                    14            0          0.0      2        4.2           2           4.2
                                    15            2         15.2      1       14.4           3          29.6
                                    16            7         60.2      2       21.5           9          81.7
                                    17            9         70.4      0        0.0           9          70.4
                                    18           19        184.3      0        0.0          19         184.3

                                                                          PAGE 2

                                                       DS               NON-DS                   TOTAL
scale M680                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    19           18        166.8      0        0.0          18         166.8
                                    20           12        106.5      0        0.0          12         106.5
                                    21           16        150.1      0        0.0          16         150.1
                                    22            6         51.6      0        0.0           6          51.6
                                    23            1         13.0      0        0.0           1          13.0
------------------------------------------------------------------------------------------------------------
                     SUM                        211      1,855.5     22      105.9         233       1,961.4
============================================================================================================
             06/04/99
                                    00            3         31.8      0        0.0           3          31.8
                                    01           16        177.9      0        0.0          16         177.9
                                    02           21        245.7      0        0.0          21         245.7
                                    03            6         47.3      0        0.0           6          47.3
                                    04            2         25.1      0        0.0           2          25.1
                                    05            2         17.8      0        0.0           2          17.8
                                    06            0          0.0      1       11.3           1          11.3
                                    07           10         77.8      3        5.6          13          83.4
                                    08           14         78.4      2       13.8          16          92.2
                                    09           12         97.5      5       28.9          17         126.4
                                    10           15        136.5      4       28.9          19         165.4
                                    11           22        226.0      1        1.7          23         227.7
                                    12           10         79.2      3       27.7          13         106.9
                                    13            1          8.5      6       11.9           7          20.4
                                    14            1          0.9      3       23.4           4          24.3
                                    15            0          0.0      3        9.8           3           9.8
                                    16            5         54.9      2       16.6           7          71.5
                                    17            9         89.5      0        0.0           9           89.
                                    18           10         93.2      0        0.0          10          93.2
                                    19            7         50.6      0        0.0           7          50.6

                                    20            9         54.4      0        0.0           9          54.4
                                    21           17        152.2      0        0.0          17         152.2
                                    22            7         64.9      0        0.0           7          64.9
                                    23            1         12.6      0        0.0           1          12.6
------------------------------------------------------------------------------------------------------------
                     SUM                        200      1,822.7     33      179.6         233       2,002.3
============================================================================================================
             06/05/99
                                    00            2          9.7      0        0.0           2           9.7
                                    01            8         67.6      0        0.0           8          67.6
                                    02           10        101.1      0        0.0          10         101.1
                                    03            5         42.8      0        0.0           5          42.8
                                    04            5         48.5      0        0.0           5          48.5
                                    07            7         51.7      1        1.8           8          53.5
                                    08            4         42.8      1        1.3           5          44.1
                                    09            7         57.2      3        7.2          10          64.4
                                    10            9         68.4      0        0.0           9          68.4
                                    11           22        230.4      0        0.0          22         230.4
                                    12            8         74.7      0        0.0           8          74.7
                                    13            1          3.3      2        3.2           3           6.5
                                    14            0          0.0      1        3.0           1           3.0
                                    15            0          0.0      2        1.6           2           1.6
                                    16            5         34.3      0        0.0           5          34.3
                                    17           14        139.1      0        0.0          14         139.1
                                    18           12         79.2      0        0.0          12          79.2
                                    19           16        117.7      0        0.0          16         117.7
                                    20            8         56.0      0        0.0           8          56.0
                                    21            4         26.1      0        0.0           4          26.1
------------------------------------------------------------------------------------------------------------
                     SUM                        147      1,250.6     10       18.1         157       1,268.7
============================================================================================================

E &k0S &16D

VARICK AVE T.S. TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (JUN-JUL 1998) SUMMER

                061/29/98            TO       07/12198
      DAY          DAY #            DATE      TONNAGE
       M            29           06/29/98         0.00
       TU           30           06/30/98         0.00
       W             1           07/01/98         0.00
       TH            2           07/02/98         0.00
       F             3           07103/98         0.00
       SA            4           07/04/98         0.00
       SU            5           07/05/98         0.00
       M             6           07/06/98         0.00
       TU            7           07/07/98         0.00
       W             8           07/08/98         0.00
       TH            9           07/09/98         0.00
       F            10           07/10/98         0.00
       SA           11           07/11/98         0.00
       SU           12           07/12/98         0.00

VARICK AVE T.S. TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (OCT 1998) FALL

                 10/12/98            TO       10/25/98
      DAY          DAY #            DATE      TONNAGE
       M            12           10/12/98         0.00
       TU           13           10/13/98         0.00
       W            14           10/14/98         0.00
       TH           15           10/15/98         0.00
       F            16           10/16/98         0.00
       SA           17           10/17/98         0.00
       SU           18           10/18/98         0.00
       M            19           10/19/98         0.00
       TU           20           10/20/98         0.00
       W            21           10/21/98         0.00
       TH           22           10/22/98         0.00
       F            23           10/23/98         0.00
       SA           24           10/24/98         0.00
       SU           25           10/25/98         0.00

VARICK AVE T.S. TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (FEB 1999) WINTER

                 02/15/99            TO       02/28/99
      DAY          DAY #            DATE      TONNAGE
       M            15           02/15/99         0.00
       TU           16           02/16/99     1,050.99
       W            17           02/17/99       976.89
       TH           18           02/18/99     1,442.58
       F            19           02/19/99     1,079.98
       SA           20           02/20/99     1,190.14
       SU           21           02/21/99         0.00
       M            22           02/22/99       961.23
       TU           23           02/23/99     1,255.44
       W            24           02/24/99     1,205.25
       TH           25           02/25/99     1,062.31
       F            26           02/26/99     1,068.60
       SA           27           02/27/99     1,071.88
       SU           28           02/28/99         0.00

VARICK AVE T.S. TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (MAY-JUN 1999) SUMMER

                 05/24/99            TO       06/06/99
      DAY          DAY #            DATE      TONNAGE
       M            24           05/24/99     1,328.30
       TU           25           05/25/99     1,388.72
       W            26           05/26/99     1,370.46
       TH           27           05/27/99     1,392.84
       F            28           05/28/99     1,171.77
       SA           29           05/29/99     1,329.78
       SU           30           05/30/99         0.00
       M            31           05/31/99         0.00
       TU            1           06/01/99     1,340.68
       W             2           06/02199     1,468.12
       TH            3           06/03/99     1,483.08
       F             4           06/04/99     1,371.91
       SA            5           06/05/99     1,405.55
       SU            6           06/06/99         0.00

                                 BROOKLYN EXPORT

                                    EXHIBIT 7

                         [GRAPH VARICK AVE T.S. TONNAGE

                                 February 1999]

 &10O (10U &k2S &18D
PAGE    1

                                                       DS               NON-DS                   TOTAL
scale X200                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
BROOKLYN EXPORT
      VARICK AVE
             02/18/99
                                    01            1          6.7      0        0.0           1           6.7
------------------------------------------------------------------------------------------------------------
                     SUM                          1          6.7      0        0.0           1           6.7
============================================================================================================
             02/20/99
                                    11            1          6.2      0        0.0           1           6.2
                                    16            1          6.2      0        0.0           1           6.2
------------------------------------------------------------------------------------------------------------
                     SUM                          2         12.4      0        0.0           1          12.4
============================================================================================================
             02/22/99
                                    01            1          6.9      0        0.0           1           6.9
                                    02            1          9.2      0        0.0           1           9.2
                                    03            1          7.0      0        0.0           1           7.0
                                    04            1          9.4      0        0.0           1           9.4
------------------------------------------------------------------------------------------------------------
                     SUM                          4         32.5      0        0.0           4          32.5
============================================================================================================
             02/25/99
                                    00            3         26.0      0        0.0           3          26.0
                                    01            1         12.8      0        0.0           1          12.8
------------------------------------------------------------------------------------------------------------
                     SUM                          4         38.8      0        0.0           4          38.8
============================================================================================================
             02/27/99
                                    09            1          7.5      0        0.0           1           7.5
                                    10            1          5.2      0        0.0           1           5.2
                                    11            1          6.7      0        0.0           1           6.7
------------------------------------------------------------------------------------------------------------
                     SUM                          3         19.4      0        0.0           3          19.4
============================================================================================================

 E &k0S &16D

 &10O (10U &k2S &18D
PAGE       1

                                                       DS               NON-DS                   TOTAL
scale X201                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
BROOKLYN EXPORT
      VARICK AVE
             02/22/99
                                    00            3         18.5      0        0.0           3          18.5
                                    01            6         54.5      0        0.0           6          54.5
                                    02            6         49.5      0        0.0           6          49.5
                                    03            1          1.5      0        0.0           1           1.5
                                    04            3         21.7      0        0.0           3          21.7
                                    05            2         12.6      0        0.0           2          12.6
------------------------------------------------------------------------------------------------------------
                     SUM                         21        158.3      0        0.0          21         158.3
============================================================================================================
             02/27/99
                                    09            3         16.3      0        0.0           3          16.3
                                    10            2         15.6      0        0.0           2          15.6
                                    11            1          6.9      0        0.0           1           6.9
                                    12            1          6.9      0        0.0           1           6.9
                                    13            1          4.8      0        0.0           1           4.8
------------------------------------------------------------------------------------------------------------
                     SUM                          8         50.6      0        0.0           8          50.6
============================================================================================================

E &k0S &16D

  &100 (1OU &k2S &18D
PAGE       1

                                                       DS               NON-DS                   TOTAL
scale X202                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
BROOKLYN EXPORT
      VARICK AVE
             02/22/99
                                    00            2          8.3      0        0.0           2           8.3
                                    01            3         20.0      0        0.0           3          20.0
                                    02            3         10.2      0        0.0           3          10.2
                                    03            2         18.6      0        0.0           2          18.6
                                    04            7         37.8      0        0.0           7          37.8
                                    06            2          9.7      0        0.0           2           9.7
------------------------------------------------------------------------------------------------------------
                     SUM                         19        104.6      0        0.0          19         104.6
============================================================================================================
             02/27/99
                                    09            1          2.8      0        0.0           1           2.8
------------------------------------------------------------------------------------------------------------
                     SUM                          1          2.8      0        0.0           1           2.8
============================================================================================================

 E &k0S &16D

  &10O (10U &k2S &18D
PAGE       1

                                                       DS               NON-DS                   TOTAL
scale X203                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
BROOKLYN EXPORT
      VARICK AVE
             02/16/99
                                    01            2          9.4      0        0.0           2           9.4
                                    02            2         12.9      0        0.0           2          12.9
                                    03            2         10.8      0        0.0           2          10.8
                                    05            1          2.2      0        0.0           1           2.2
                                    08            1          8.4      0        0.0           1           8.4
                                    09            5         55.5      0        0.0           5          55.5
                                    10            5         43.6      0        0.0           5          43.6
                                    11            1          7.2      0        0.0           1           7.2
                                    16            7         49.4      0        0.0           7          49.4
                                    17            8         75.3      0        0.0           8          75.3
                                    18            2          9.9      0        0.0           2           9.9
                                    19            5         48.0      0        0.0           5          48.0
                                    20            3         30.9      0        0.0           3          30.9
                                    21            2         21.5      0        0.0           2          21.5
------------------------------------------------------------------------------------------------------------
                     SUM                         46        385.0      0        0.0          46         385.0
============================================================================================================
             02/17/99
                                    00            4         36.7      0        0.0           4          36.7
                                    01            9         85.6      0        0.0           9          85.6
                                    02            7         75.3      0        0.0           7          75.3
                                    03            5         40.5      0        0.0           5          40.5
                                    04            1         10.4      0        0.0           1          10.4
                                    09            4         26.3      0        0.0           4          26.3
                                    10            3         25.8      0        0.0           3          25.8
                                    11            3         17.9      0        0.0           3          17.9
                                    12            1          7.5      0        0.0           1           7.5
                                    17            1         12.0      0        0.0           1          12.0
                                    18            1          8.4      0        0.0           1           8.4
                                    19            3         30.4      0        0.0           3          30.4
                                    21            3         28.0      0        0.0           3          28.0
                                    22            1         10.3      0        0.0           1          10.3
------------------------------------------------------------------------------------------------------------
                     SUM                         46        414.9      0        0.0          46         414.9
============================================================================================================
             02/18/99
                                    00            2         20.2      0        0.0           2          20.2
                                    01           15        154.9      0        0.0          15         154.9
                                    02            6         62.2      0        0.0           6          62.2
                                    03            8         75.0      0        0.0           8          75.0
                                    04            2          6.7      0        0.0           2           6.7
                                    05            1         12.5      0        0.0           1          12.5
                                    06            1          6.9      0        0.0           1           6.9
                                    09            2         14.9      0        0.0           2          14.9
                                    10            2         14.0      0        0.0           2          14.0
                                    11            1          9.4      0        0.0           1           9.4
                                    16            1          8.2      0        0.0           1           8.2
                                    17            4         33.6      0        0.0           4          33.6
                                    18            4         37.8      0        0.0           4          37.8

                                    19            7         64.0      0        0.0           7          64.0
------------------------------------------------------------------------------------------------------------
                     SUM                         56        520.2      0        0.0          56         520.2
============================================================================================================
             02/19/99
                                    00            3         33.3      0        0.0           3          33.3
                                    01            4         33.9      0        0.0           4          33.9
                                    02            9         79.4      0        0.0           9          79.4
                                    03            4         38.7      0        0.0           4          38.7
                                    09            2         13.4      0        0.0           2          13.4
                                    10            4         31.7      0        0.0           4          31.7
                                    11            1          8.3      0        0.0           1           8.3
                                    16            2         11.8      0        0.0           2          11.8
                                    17            2         11.2      0        0.0           2          11.2
                                    18            2         18.3      0        0.0           2          18.3
                                    19            3         28.9      0        0.0           3          28.9
                                    20            1          7.6      0        0.0           1           7.6
                                    21            2         20.6      0        0.0           2          20.6
                                    22            1          8.0      0        0.0           1           8.0
------------------------------------------------------------------------------------------------------------
                     SUM                         40        345.1      0        0.0          40         345.1
============================================================================================================
             02/20/99
                                    00            1         11.1      0        0.0           1          11.1

                                                                          PAGE 2

                                                       DS               NON-DS                  TOTAL
scale X203                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    01            6         55.7      0        0.0           6          55.7
                                    02            8         69.1      0        0.0           8          69.1
                                    03            2         11.0      0        0.0           2          11.0
                                    04            1          7.8      0        0.0           1           7.8
                                    09            3         22.4      0        0.0           3          22.4
                                    10            3         17.8      0        0.0           3          17.8
                                    11            1          5.2      0        0.0           1           5.2
                                    16            3         20.4      0        0.0           3          20.4
                                    17            9         79.5      0        0.0           9          79.5
                                    18            7         60.4      0        0.0           7          60.4
                                    19            4         39.5      0        0.0           4          39.5
                                    20            1          4.8      0        0.0           1           4.8
                                    21            7         52.1      0        0.0           7          52.1
                                    22            1          5.9      0        0.0           1           5.9
------------------------------------------------------------------------------------------------------------
                     SUM                         57        462.8      0        0.0          57         462.8
============================================================================================================
             02/22/99
                                    09            1          2.1      0        0.0           1           2.1
                                    10            3         27.9      0        0.0           3          27.9
                                    11            2         15.5      0        0.0           2          15.5
                                    16            3         34.6      0        0.0           3          34.6
                                    17            2         20.9      0        0.0           2          20.9
                                    18            4         38.4      0        0.0           4          38.4
                                    19            7         73.0      0        0.0           7          73.0
                                    20            1          8.9      0        0.0           1           8.9
                                    21            2         20.9      0        0.0           2          20.9
                                    22            3         22.3      0        0.0           3          22.3
------------------------------------------------------------------------------------------------------------

                     SUM                         28        264.4      0        0.0          28         264.4
------------------------------------------------------------------------------------------------------------
             02/23/99
                                    00            4         37.4      0        0.0           4          37.4
                                    01           15        122.0      0        0.0          15         122.0
                                    02            8         71.8      0        0.0           8          71.8
                                    03            7         62.3      0        0.0           7          62.3
                                    04            1          2.6      0        0.0           1           2.6
                                    05            2          8.4      0        0.0           2           8.4
                                    09            1          7.7      0        0.0           1           7.7
                                    10            2         15.0      0        0.0           2          15.0
                                    16            2         17.3      0        0.0           2          17.3
                                    17            9         69.3      0        0.0           9          69.3
                                    18            3         23.9      0        0.0           3          23.9
                                    19            6         59.2      0        0.0           6          59.2
                                    20            3         25.8      0        0.0           3          25.8
                                    21            2         21.3      0        0.0           2          21.3
------------------------------------------------------------------------------------------------------------
                     SUM                         65        543.9      0        0.0          65         543.9
============================================================================================================
             02/24/99
                                    00            6         52.4      0        0.0           6          52.4
                                    01           11         84.5      0        0.0          11          84.5
                                    02            4         21.4      0        0.0           4          21.4
                                    03            8         59.8      0        0.0           8          59.8
                                    04            1          8.1      0        0.0           1           8.1
                                    05            3         24.3      0        0.0           3          24.3
                                    09            1          7.0      0        0.0           1           7.0
                                    10            4         28.0      0        0.0           4          28.0
                                    14            1          7.0      0        0.0           1           7.0
                                    16            2         15.1      0        0.0           2          15.1
                                    17            5         38.7      0        0.0           5          38.7
                                    18            6         52.5      0        0.0           6          52.5
                                    19            3         26.2      0        0.0           3          26.2
                                    20            2         14.8      0        0.0           2          14.8
                                    21            3         21.3      0        0.0           3          21.3
                                    22            3         23.5      0        0.0           3          23.5
------------------------------------------------------------------------------------------------------------
                     SUM                         63        484.4      0        0.0          63         484.4
============================================================================================================
             02/25/99
                                    00            3         24.6      0        0.0           3          24.6
                                    01           14        120.7      0        0.0          14         120.7
                                    02            3         23.5      0        0.0           3          23.5
                                    03            7         50.5      0        0.0           7          50.5
                                    09            2         15.7      0        0.0           2          15.7
                                    10            1          8.3      0        0.0           1           8.3

                                                                          PAGE 3

                                                       DS               NON-DS                   TOTAL
scale x203                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    13            1          6.5      0        0.0           1           6.5
                                    16            1         11.5      0        0.0           1          11.5
                                    17            2         15.3      0        0.0           2          15.3
                                    18            7         56.2      0        0.0           7          56.2
                                    19            3         29.2      0        0.0           3          29.2
                                    20            1          5.3      0        0.0           1           5.3

                                    22            3         22.0      0          0        0.03          22.0
------------------------------------------------------------------------------------------------------------
                     SUM                         48        389.3      0        0.0          48         389.3
============================================================================================================
             02/26/99
                                    00            4         30.1      0        0.0           4          30.1
                                    01           13         93.9      0        0.0          13          93.9
                                    02            7         51.4      0        0.0           7          51.4
                                    03            5         38.0      0        0.0           5          38.0
                                    04            1         11.9      0        0.0           1          11.9
                                    05            1          7.0      0        0.0           1           7.0
                                    09            1          6.2      0        0.0           1           6.2
                                    10            3         25.3      0        0.0           3          25.3
                                    12            1          6.4      0        0.0           1           6.4
                                    16            3         23.5      0        0.0           3          23.5
                                    17            2         14.0      0        0.0           2          14.0
                                    18            4         35.4      0        0.0           4          35.4
                                    19            2         21.4      0        0.0           2          21.4
                                    20            3         26.7      0        0.0           3          26.7
                                    21            6         43.1      0        0.0           6          43.1
                                    22            1          8.3      0        0.0           1           8.3
------------------------------------------------------------------------------------------------------------
                     SUM                         57        442.6      0        0.0          57         442.6
============================================================================================================
             02/27/99
                                    00            5         40.5      0        0.0           5          40.5
                                    01           11         79.3      0        0.0          11          79.3
                                    02            8         46.9      0        0.0           8          46.9
                                    03            3         14.2      0        0.0           3          14.2
                                    06            1          3.9      0        0.0           1           3.9
                                    08            1          1.7      0        0.0           1           1.7
                                    09            1          5.5      0        0.0           1           5.5
                                    17            4         32.1      0        0.0           4          32.1
                                    18            5         48.1      0        0.0           5          48.1
                                    19            2         17.7      0        0.0           2          17.7
                                    20            4         29.8      0        0.0           4          29.8
                                    21            9         73.5      0        0.0           9          73.5
                                    22            1          3.1      0        0.0           1           3.1
------------------------------------------------------------------------------------------------------------
                     SUM                         55        396.2      0        0.0          55         396.2
============================================================================================================

 E &k0S &16D

  &100 (10U &k2S &18D
PAGE       1

                                                       DS               NON-DS                   TOTAL
scale X204                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
BROOKLYN EXPORT
      VARICK AVE
             02/16/99
                                    01            2         12.3      0        0.0           2          12.3
                                    02            4         25.6      0        0.0           4          25.6
                                    03            7         44.8      0        0.0           7          44.8
                                    04            2         16.1      0        0.0           2          16.1
                                    05            2         19.0      0        0.0           2          19.0
                                    07            2         22.1      0        0.0           2          22.1
                                    08            7         74.9      0        0.0           7          74.9
                                    09           12        122.3      0        0.0          12         122.3
                                    10            9         85.8      0        0.0           9          85.8
                                    11            1          8.7      0        0.0           1           8.7
                                    12            2         19.1      0        0.0           2          19.1
                                    14            1         10.3      0        0.0           1          10.3
                                    16            7         49.8      0        0.0           7          49.8
                                    17            7         51.2      0        0.0           7          51.2
                                    18            2         18.5      0        0.0           2          18.5
                                    19            5         43.0      0        0.0           5          43.0
                                    20            3         29.3      0        0.0           3          29.3
                                    22            1         13.5      0        0.0           1          13.5
------------------------------------------------------------------------------------------------------------
                     SUM                         76        666.0      0        0.0          76         666.0
============================================================================================================
               02/17/99
                                    00            4         37.6      0        0.0           4          37.6
                                    01           12        112.4      0        0.0          12         112.4
                                    02            6         63.0      0        0.0           6          63.0
                                    03            7         68.3      0        0.0           7          68.3
                                    04            2         17.6      0        0.0           2          17.6
                                    05            2          9.1      0        0.0           2           9.1
                                    06            1         11.4      0        0.0           1          11.4
                                    09            4         23.7      0        0.0           4          23.7
                                    10            6         49.8      0        0.0           6          49.8
                                    11            4         35.0      0        0.0           4          35.0
                                    12            1          8.0      0        0.0           1           8.0
                                    14            1         10.8      0        0.0           1          10.8
                                    17            2         13.3      0        0.0           2          13.3
                                    18            2         16.3      0        0.0           2          16.3
                                    19            2         19.2      0        0.0           2          19.2
                                    20            2         25.6      0        0.0           2          25.6
                                    21            4         33.5      0        0.0           4          33.5
                                    22            1          7.6      0        0.0           1           7.6
------------------------------------------------------------------------------------------------------------
                     SUM                         63        562.0      0        0.0          63         562.0
============================================================================================================
               02/18/99
                                    00            7         60.5      0        0.0           7          60.5
                                    01           18        178.6      0        0.0          18         178.6
                                    02           16        171.7      0        0.0          16         171.7
                                    03           13        136.8      0        0.0          13         136.8
                                    04            6         49.5      0        0.0           6          49.5

                                    05            5         46.4      0        0.0           5          46.4
                                    06            1         12.4      0        0.0           1          12.4
                                    09            1          8.9      0        0.0           1           8.9
                                    10            2         17.8      0        0.0           2          17.8
                                    13            2         13.3      0        0.0           2          13.3
                                    16            3         34.2      0        0.0           3          34.2
                                    17            9         84.6      0        0.0           9          84.6
                                    18            4         39.7      0        0.0           4          39.7
                                    19            6         54.6      0        0.0           6          54.6
                                    20            1          6.7      0        0.0           1           6.7
------------------------------------------------------------------------------------------------------------
                     SUM                         94        915.7      0        0.0          94         915.7
============================================================================================================
               02/19/99
                                    00            8         76.5      0        0.0           8          76.5
                                    01           14        107.4      0        0.0          14         107.4
                                    02            7         67.9      0        0.0           7          67.9
                                    03           10         73.8      0        0.0          10          73.8
                                    05            1          8.7      0        0.0           1           8.7
                                    10            5         36.9      0        0.0           5          36.9
                                    11            1         10.3      0        0.0           1          10.3
                                    12            1         11.9      0        0.0           1          11.9
                                    16            4         40.0      0        0.0           4          40.0
                                    17            6         43.5      0        0.0           6          43.5

                                                                          PAGE 2

                                                       DS               NON-DS                   TOTAL
scale X203                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    18            9         74.6      0        0.0           9          74.6
                                    19            8         64.7      0        0.0           8          64.7
                                    20            8         75.8      0        0.0           8          75.8
                                    21            5         35.0      0        0.0           5          35.0
                                    22            1          8.0      0        0.0           1           8.0
------------------------------------------------------------------------------------------------------------
                     SUM                         88        734.9      0        0.0          88         734.9
============================================================================================================
               02/20/99
                                    00            4         18.3      0        0.0           4          18.3
                                    01           16        138.8      0        0.0          16         138.8
                                    02           11         91.2      0        0.0          11          91.2
                                    03            8         64.6      0        0.0           8          64.6
                                    04            4         29.3      0        0.0           4          29.3
                                    09            3         20.0      0        0.0           3          20.0
                                    10            4         28.7      0        0.0           4          28.7
                                    11            2         16.1      0        0.0           2          16.1
                                    12            1          8.8      0        0.0           1           8.8
                                    17            3         20.4      0        0.0           3          20.4
                                    18           10         89.5      0        0.0          10          89.5
                                    19           11         92.1      0        0.0          11          92.1
                                    20            5         41.9      0        0.0           5          41.9
                                    21            6         46.0      0        0.0           6          46.0
                                    22            1          9.2      0        0.0           1           9.2
------------------------------------------------------------------------------------------------------------
                     SUM                         89        715.0      0        0.0          89         715.0
============================================================================================================
               02/22/99
                                    10            6         49.1      0        0.0           6          49.1

                                    11            2         22.1      0        0.0           2          22.1
                                    13            1         10.5      0        0.0           1          10.5
                                    16            6         53.6      0        0.0           6          53.6
                                    17            3         28.6      0        0.0           3          28.6
                                    18            9         84.9      0        0.0           9          84.9
                                    19            6         58.7      0        0.0           6          58.7
                                    20            3         29.2      0        0.0           3          29.2
                                    21            5         52.7      0        0.0           5          52.7
                                    22            2         12.1      0        0.0           2          12.1
------------------------------------------------------------------------------------------------------------
                     SUM                         43        401.6      0        0.0          43         401.6
============================================================================================================
             02/23/99
                                    00            8         63.0      0        0.0           8          63.0
                                    01           18        148.4      0        0.0          18         148.4
                                    02           11         88.6      0        0.0          11          88.6
                                    03           12        107.8      0        0.0          12         107.8
                                    04            6         47.0      0        0.0           6          47.0
                                    05            1         11.1      0        0.0           1          11.1
                                    09            2         15.7      0        0.0           2          15.7
                                    10            3         25.4      0        0.0           3          25.4
                                    11            1          9.5      0        0.0           1           9.5
                                    17            7         66.4      0        0.0           7          66.4
                                    18            6         42.6      0        0.0           6          42.6
                                    19            5         44.2      0        0.0           5          44.2
                                    20            3         23.2      0        0.0           3          23.2
                                    21            3         18.7      0        0.0           3          18.7
------------------------------------------------------------------------------------------------------------
                     SUM                         86        711.5      0        0.0          86         711.5
============================================================================================================
             02/24/99
                                    00            8         64.9      0        0.0           8          64.9
                                    01           15        122.3      0        0.0          15         122.3
                                    02            8         67.9      0        0.0           8          67.9
                                    03           14        112.7      0        0.0          14         112.7
                                    04            5         41.4      0        0.0           5          41.4
                                    05            2         19.7      0        0.0           2          19.7
                                    09            1          6.6      0        0.0           1           6.6
                                    10            3         26.7      0        0.0           3          26.7
                                    11            1          9.0      0        0.0           1           9.0
                                    16            4         31.9      0        0.0           4          31.9
                                    17            5         38.9      0        0.0           5          38.9
                                    18            9         74.8      0        0.0           9          74.8
                                    19            6         50.5      0        0.0           6          50.5
                                    20            1          8.4      0        0.0           1           8.4
                                    21            3         19.4      0        0.0           3          19.4
                                    22            3         25.9      0        0.0           3          25.9

                                                                          PAGE 3

                                                       DS               NON-DS                   TOTAL
scale X204                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
============================================================================================================
                     SUM                         88        720.8      0        0.0          88         720.8

             02/25/99
                                    00            6         58.5      0        0.0           6          58.5
                                    01           14        115.9      0        0.0          14         115.9

                                    02           15        124.9      0        0.0          15         124.9
                                    03           11         81.8      0        0.0          11          81.8
                                    04            2         19.0      0        0.0           2          19.0
                                    10            3         20.9      0        0.0           3          20.9
                                    11            2         12.5      0        0.0           2          12.5
                                    14            1          7.5      0        0.0           1           7.5
                                    16            3         21.9      0        0.0           3          21.9
                                    17            2       . 15.6      0        0.0           2          15.6
                                    18            9         64.7      0        0.0           9          64.7
                                    19            6         48.8      0        0.0           6          48.8
                                    20            2         16.0      0        0.0           2          16.0
                                    21            1          8.9      0        0.0           1           8.9
                                    22            2         17.3      0        0.0           2          17.3
------------------------------------------------------------------------------------------------------------
                     SUM                         79        634.2      0        0.0          79         634.2
============================================================================================================
             02/26/99
                                    00            4         37.8      0        0.0           4          37.8
                                    01           19        149.9      0        0.0          19         149.9
                                    02           13         96.8      0        0.0          13          96.8
                                    03            7         41.6      0        0.0           7          41.6
                                    04            1          7.4      0        0.0           1           7.4
                                    09            1          6.6      0        0.0           1           6.6
                                    10            2         15.1      0        0.0           2          15.1
                                    11            2         12.6      0        0.0           2          12.6
                                    16            3         23.1      0        0.0           3          23.1
                                    17            6         42.8      0        0.0           6          42.8
                                    18            4         34.8      0        0.0           4          34.8
                                    19            8         74.8      0        0.0           8          74.8
                                    20            3         21.2      0        0.0           3          21.2
                                    21            7         54.3      0        0.0           7          54.3
                                    22            1          7.2      0        0.0           1           7.2
------------------------------------------------------------------------------------------------------------
                     SUM                         81        626.0      0        0.0          81         626.0
============================================================================================================
             02/27/99
                                    00            6         52.3      0        0.0           6          52.3
                                    01           15        105.1      0        0.0          15         105.1
                                    02           13         97.2      0        0.0          13          97.2
                                    03            7         49.3      0        0.0           7          49.3
                                    04            2         15.4      0        0.0           2          15.4
                                    09            1          5.9      0        0.0           1           5.9
                                    16            3         27.5      0        0.0           3          27.5
                                    17            8         62.8      0        0.0           8          62.8
                                    18            5         38.7      0        0.0           5          38.7
                                    19            6         41.5      0        0.0           6          41.5
                                    20            4         29.5      0        0.0           4          29.5
                                    21            9         70.4      0        0.0           9          70.4
                                    22            1          7.3      0        0.0           1           7.3
------------------------------------------------------------------------------------------------------------
                     SUM                         80        602.8      0        0.0          80         602.8
============================================================================================================

 E &kOS &16D

                         [Graph Varick Ave T.S. Tonnage


                                 May-June 1999]

 &100 (1OU &k2S &18D
page       1

                                                       DS               NON-DS                  TOTAL
scale X200                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
BROOKLYN EXPORT
      VARICK AVE
             05/29/99
                                    16            1          7.4      0        0.0           1           7.4
------------------------------------------------------------------------------------------------------------
                     SUM                          1          7.4      0        0.0           1           7.4
============================================================================================================
             06/01/99
                                                 09            1   10.6          0         0.0        1 10.6
------------------------------------------------------------------------------------------------------------
                     SUM                          1         10.6      0        0.0           1          10.6
============================================================================================================
             06/02/99
                                    10            1          7.8      0        0.0           1           7.8
------------------------------------------------------------------------------------------------------------
                     SUM                          1          7.8      0        0.0           1           7.8
============================================================================================================

 E &kOS &16D

 &100 (l0U &k2S &18D
page        1

                                                       DS               NON-DS                   TOTAL
scale X203                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
BROOKLYN EXPORT
      VARICK AVE
             05/25/99
                                    00            1          9.1      0        0.0           1           9.1
                                    O1            1          9.6      0        0.0           1           9.6
                                    08            5         43.9      0        0.0           5          43.9
                                    09            2         16.1      0        0.0           2          16.1
                                    11            1         10.1      0        0.0           1          10.1
------------------------------------------------------------------------------------------------------------
                     SUM                         10         88.7      0        0.0          10          88.7
============================================================================================================
             05/26/99
                                    00            4         36.5      0        0.0           4          36.5
                                    O1            4         37.7      0        0.0           4          37.7
                                    02            4         37.3      0        0.0           4          37.3
                                    08            3         26.2      0        0.0           3          26.2
                                    09            5         46.6      0        0.0           5          46.6
                                    11            1         10.6      0        0.0           1          10.6
------------------------------------------------------------------------------------------------------------
                     SUM                         21        195.0      0        0.0          21         195.0
============================================================================================================
             05/27/99
                                    00            1          7.9      0        0.0           1           7.9
                                    O1            1         10.8      0        0.0           1          10.8
                                    02            1          9.6      0        0.0           1           9.6
                                    08            4         34.3      0        0.0           4          34.3
                                    09            1          8.4      0        0.0           1           8.4
                                    10            1          3.4      0        0 0           1           3.4
------------------------------------------------------------------------------------------------------------
                     SUM                          9         74.3      0        0.0           9          74.3
============================================================================================================
             05/28/99
                                    00            6         54.1      0        0.0           6          54.1
                                    08            2          8.7      0        0.0           2           8.7
                                    09            1          8.6      0        0.0           1           8.6
------------------------------------------------------------------------------------------------------------
                     SUM                          9         71.4      0        0.0           9          71.4
============================================================================================================
             05/29/99
                                    00            2         20.6      0        0.0           2          20.6
                                    O1            2         16.5      0        0.0           2          16.5
                                    02            3         22.4      0        0.0           3          22.4
                                    09            2         13.8      0        0.0           2          13.8
                                    13            2         18.5      0        0.0           2          18.5
                                    14            3         18.5      0        0.0           3          18.5
                                    15            6         51.2      0        0.0           6          51.2
                                    16            8         84.5      0        0.0           8          84.5
------------------------------------------------------------------------------------------------------------
                     SUM                         28        246.0      0        0.0          28         246.0
============================================================================================================

             06/01/99
                                    03            1          9.8      0        0.0           1           9.8

                                    07            6         67.7      0        0.0           6          67.7
                                    08            4         40.9      0        0.0           4          40.9
                                    09           19        200.5      0        0.0          19         200.5
                                    10            4         40.8      0        0.0           4          40.8
                                    16            2         20.4      0        0.0           2          20.4
------------------------------------------------------------------------------------------------------------
                     SUM                         36        380.1      0        0.0          36         380.1
============================================================================================================
             06/02/99
                                    00            1                 6.0          0         0.0         1 6.0
                                    01            5         45.6      0        0.0           5          45.6
                                    02            4         38.0      0        0.0           4          38.0
                                    03            2         20.0      0        0.0           2          20.0
                                    04            2         14.5      0        0.0           2          14.5
                                    08            5         47.0      0        0.0           5          47.0
                                    09            5         44.5      0        0.0           5          44.5
                                    10            2         25.4      0        0.0           2          25.4
                                    11            1         10.7      0        0.0           1          10.7
------------------------------------------------------------------------------------------------------------
                     SUM                         27        251.7      0        0.0          27         251.7
============================================================================================================
             06/03/99
                                    08            1          2.1      0        0.0           1           2.1
                                    09            4         33.3      0        0.0           4          33.3

                                                                          PAGE 2

                                                       DS               NON-DS                  TOTAL
scale X203                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    10            1          3.9      0        0.0           1           3.9
                                    12            1          4.2      0        0.0           1           4.2
                                    16            1          8.5      0        0.0           1           8.5
------------------------------------------------------------------------------------------------------------
                     SUM                          8         52.0      0        0.0           8          52.0
============================================================================================================
             06/04/99
                                    01            3         28.5      0        0.0           3          28.5
                                    02            2          7.9      0        0.0           2           7.9
                                    08            1          1.3      0        0.0           1           1.3
                                    09            4         40.5      0        0.0           4          40.5
------------------------------------------------------------------------------------------------------------
                     SUM                         10         78.1      0        0.0          10          78.1
============================================================================================================
             06/05/99
                                    09            1          6.3      0        0.0           1           6.3
------------------------------------------------------------------------------------------------------------
                     SUM                          1          6.3      0        0.0           1           6.3
============================================================================================================

E &kOS &16D

  &100 (10U &k2S &18D
page       1

                                                       DS               NON-DS                  TOTAL
scale X203                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
BROOKLYN EXPORT
      VARICK AVE
             06/01/99
                                    03            1          9.8      0        0.0           1           9.8
                                    07            6         67.7      0        0.0           6          67.7
                                    08            4         40.9      0        0.0           4          40.9
                                    09           19        200.5      0        0.0          19         200.5
                                    10            4         40.8      0        0.0           4          40.8
                                    16            2         20.4      0        0.0           2          20.4
------------------------------------------------------------------------------------------------------------
                     SUM                         36        380.1      0        0.0          36         380.1
============================================================================================================
             06/02/99
                                    00            1          6.0      0        0.0           1           6.0
                                    01            5         45.6      0        0.0           5          45.6
                                    02            4         38.0      0        0.0           4          38.0
                                    03            2         20.0      0        0.0           2          20.0
                                    04            2         14.5      0        0.0           2          14.5
                                    08            5         47.0      0        0.0           5          47.0
                                    09            5         44.5      0        0.0           5          44.5
                                    10            2         25.4      0        0.0           2          25.4
                                    11            1         10.7      0        0.0           1          10.7
------------------------------------------------------------------------------------------------------------
                     SUM                         27        251.7      0        0.0          27         251.7
============================================================================================================
             06/03/99
                                    08            1          2.1      0        0.0           1           2.1
                                    09            4         33.3      0        0.0           4          33.3
                                    10            1          3.9      0        0.0           1           3.9
                                    12            1          4.2      0        0.0           1           4.2
                                    16            1          8.5      0        0.0           1           8.5
------------------------------------------------------------------------------------------------------------
                     SUM                          8         52.0      0        0.0           8          52.0
============================================================================================================
             06/04/99
                                    01            3         28.5      0        0.0           3          28.5
                                    02            2          7.9      0        0.0           2           7.9
                                    08            1          1.3      0        0.0           1           1.3
                                    09            4         40.5      0        0.0           4          40.5
------------------------------------------------------------------------------------------------------------
                     SUM                         10         78.1      0        0.0          10          78.1
============================================================================================================
             06/05/99
                                    09            1          6.3      0        0.0           1           6.3
------------------------------------------------------------------------------------------------------------
                     SUM                          1          6.3      0        0.0           1           6.3
============================================================================================================

 E &kOS &16D

  &100 (10U &k2S &18D
page       1

                                                       DS               NON-DS                  TOTAL
scale X203                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
BROOKLYN EXPORT
      VARICK AVE
             06/01/99
                                    01            2          8.4      0        0.0           2           8.4
                                    02            2         18.8      0        0.0           2          18.8
                                    03            5         38.7      0        0.0           5          38.7
                                    04            1         10.5      0        0.0           1          10.5
                                    05            2         20.7      0        0.0           2          20.7
                                    06            1          5.8      0        0.0           1           5.8
                                    08           10        129.6      0        0.0          10         129.6
                                    09           12        120.8      0        0.0          12         120.8
                                    10            7         79.1      0        0.0           7          79.1
                                    11            2         19.3      0        0.0           2          19.3
                                    12            3         25.1      0        0.0           3          25.1
                                    13            1         14.2      0        0.0           1          14.2
                                    14            9         97.5      0        0.0           9          97.5
                                    15            9         84.0      0        0.0           9          84.0
                                    16            8         67.8      0        0.0           8          67.8
                                    17            6         48.1      0        0.0           6          48.1
                                    18            4         39.5      0        0.0           4          39.5
                                    19            7         67.7      0        0.0           7          67.7
                                    20            2         22.4      0        0.0           2          22.4
                                    21            4         32.1      0        0.0           4          32.1
------------------------------------------------------------------------------------------------------------
                     SUM                         97        950.0      0        0.0          97         950.0
============================================================================================================
             06/02/99
                                    00           13        124.2      0        0.0          13         124.2
                                    01           25        252.1      0        0.0          25         252.1
                                    02           19        189.9      0        0.0          19         189.9
                                    03           19        183.2      0        0.0          19         183.2
                                    04           10         88.2      0        0.0          10          88.2
                                    06            2         12.8      0        0.0           2          12.8
                                    08            7         74.8      0        0.0           7          74.8
                                    09           12        116.1      0        0.0          12         116.1
                                    10            8         73.5      0        0.0           8          73.5
                                    11            1          8.9      0        0.0           1           8.9
                                    15            1         12.1      0        0.0           1          12.1
                                    16            3         33.3      0        0.0           3          33.3
                                    17            3         39.5      0        0.0           3          39.5
------------------------------------------------------------------------------------------------------------
                     SUM                        123      1,208.7      0        0.0         123       1,208.7
============================================================================================================
             06/03/99
                                    00           20        213.8      0        0.0          20         213.8
                                    01           26        266.9      0        0.0          26         266.9
                                    02           31        321.7      0        0.0          31         321.7
                                    03           23        240.2      0        0.0          23         240.2
                                    04            6         49.9      0        0.0           6          49.9
                                    05            1          3.3      0        0.0           1           3.3
                                    08            2         13.9      0        0.0           2          13.9
                                    09           10         91.6      0        0.0          10          91.6

                                    10            4         31.6      0        0.0           4          31.6
                                    16            5         55.4      0        0.0           5          55.4
                                    17           12        110.8      0        0.0          12         110.8
                                    18            3         31.9      0        0.0           3          31.9
------------------------------------------------------------------------------------------------------------
                     SUM                        143      1,431.0      0        0.0         143       1,431.0
============================================================================================================
             06/04/99
                                    00           16          140      0        0.0          16         140.0
                                    01           24        201.0      0        0.0          24         201.0
                                    02           21        205.7      0        0.0          21         205.7
                                    03           12        111.2      0        0.0          12         111.2
                                    04            5         44.9      0        0.0           5          44.9
                                    06            1          4.2      0        0.0           1           4.2
                                    08            3         25.5      0        0.0           3          25.5
                                    09            5         39.7      0        0.0           5          39.7
                                    10            2         21.8      0        0.0           2          21.8
                                    12            1          9.9      0        0.0           1           9.9
                                    16            2         17.7      0        0.0           2          17.7
                                    17           21        202.0      0        0.0          21         202.0
                                    18           11        112.8      0        0.0          11         112.8
                                    19            8         65.1      0        0.0           8          65.1
                                    20            9         92.6      0        0.0           9          92.6
------------------------------------------------------------------------------------------------------------

                                                                          PAGE 2

                                                       DS               NON-DS                  TOTAL
scale X204                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                     SUM                        141      1,293.8      0        0.0         141       1,293.8
============================================================================================================
             06/05/99
                                    00           13         96.5      0        0.0          13          96.5
                                    01           23        236.3      0        0.0          23         236.3
                                    02           15        139.8      0        0.0          15         139.8
                                    03            4         27.0      0        0.0           4          27.0
                                    04            2         17.6      0        0.0           2          17.6
                                    08            3         20.2      0        0.0           3          20.2
                                    09            7         61.3      0        0.0           7          61.3
                                    10            1          8.1      0        0.0           1           8.1
                                    16           12        136.1      0        0.0          12         136.1
                                    17           19        181.7      0        0.0          19         181.7
                                    18           13        124.1      0        0.0          13         124.1
                                    19           13        124.6      0        0.0          13         124.6
                                    20            9         83.8      0        0.0           9          83.8
                                    21           13        118.0      0        0.0          13         118.0
                                    22            3         24.2      0        0.0           3          24.2
------------------------------------------------------------------------------------------------------------
                     SUM                        150      1,399.3      0        0.0         150       1,399.3

 E &k0S &16D

THOMAS ST T.S. TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (JUN-JUL 1998) SUMMEWR

                 06/29/98          TO           07/12/98
      DAY          DAY #          DATE           TONNAGE
       M            29           06/29/98         0.00
       TU           30           06/30/98         0.00
       W             1           07/01/98         0.00
       TH            2           07/02/98         0.00
       F             3           07/03/98         0.00
       SA            4           07/04/98         0.00
       SU            5           07/05/98         0.00
       M             6           07/06/98         0.00
       TU            7           07/07/98         0.00
       W             8           07/08/98         0.00
       TH            9           07/09/98         0.00
       F            10           07/10/98         0.00
       SA           11           07/11/98         0.00
       SU           12           07/12/98         0.00

THOMAS ST T.S. TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (OCT 1998) FALL

                 10/12/98          TO           10/25/98
      DAY          DAY #          DATE           TONNAGE
       M            12           10/12/98         0.00
       TU           13           10/13/98         0.00
       W            14           10/14/98         0.00
       TH           15           10/15/98         0.00
       F            16           10/16/98         0.00
       SA           17           10/17/98         0.00
       SU           18           10/18/98         0.00
       M            19           10/19/98         0.00
       TU           20           10/20/98         0.00
       W            21           10/21/98         0.00
       TH           22           10/22/98         0.00
       F            23           10/23/98         0.00
       SA           24           10/24/98         0.00
       SU           25           10/25/98         0.00

THOMAS ST T. S. TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (FEB 1999) WINTER

                 02/15/99          TO         02/28/99
      DAY          DAY #          DATE         TONNAGE
       M            15           02/15/99         0.00
       TU           16           02/16/99       932.75
       W            17           02/17/99     1,082.85
       TH           18           02/18/99       826.09
       F            19           02/19/99     1,028.93
       SA           20           02/20/99       973.68
       SU           21           02/21/99         0.00
       M            22           02/22/99       931.64
       TU           23           02/23/99       902.30
       W            24           02/24/99       916.44
       TH           25           02/25/99       861.26
       F            26           02/26/99       795.63
       SA           27           02/27/99       933.36
       SU           28           02/28/99         0.00

THOMAS ST T. S. TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (MAY-JUN 1999) SUMMER

                 05/24/99          TO         06/06/99
      DAY          DAY #          DATE        TONNAGE
       M            24           05/24/99     1,075.73
       TU           25           05/25/99     1,115.31
       W            26           05/26/99     1,121.47
       TH           27           05/27/99     1,041.22
       F            28           05/28/99     1,011.86
       SA           29           05/29/99     1,055.93
       SU           30           05/30/99         0.00
       M            31           05/31/99         0.00
       TU            1           06/01/99     1,096.08
       W             2           06/02/99     1,117.23
       TH            3           06/03/99     1,120.30
       F             4           06/04/99     1,120.80
       SA            5           06/05/99     1,059.07
       SU            6           06/06/99         0.00

                         [Graph Thomas St. T.S. Tonnage


                                 February 1999]

 &10O (10U &k2S &18D
PAGE                    1

                                                       DS               NON-DS                  TOTAL
scale X203                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
 BROOKLYN EXPORT
      SCOTT AVE
                 02/17/99
                                    05            1          7.2      0        0.0           1           7.2
------------------------------------------------------------------------------------------------------------
                     SUM                          1          7.2      0        0.0           1           7.2
============================================================================================================

E &k0S &16D

                                                 DS                   NON-DS               TOTAL
scale X211                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
 BROOKLYN EXPORT
       SCOTT AVE
             02/16/99
                                    O1            3         26.8      0        0.0           3          26.8
                                    02            6         31.3      0        0.0           6          31.3
                                    03            9         65.9      0        0.0           9          65.9
                                    05            1         12.2      0        0.0           1          12.2
                                    06            1          2.6      0        0.0           1           2.6
                                    O8           12        118.7      0        0.0          12         118.7
                                    09            8         71.8      0        0.0           8          71.8
                                    10           11        107.6      0        0.0          11         107.6
                                    11            7         62.7      0        0.0           7          62.7
                                    12            6         47.4      0        0.0           6          47.4
                                    13            3         28.3      0        0.0           3          28.3
                                    14            1          9.8      0        0.0           1           9.8
                                    16            2         15.5      0        0.0           2          15.5
                                    17            7         66.0      0        0.0           7          66.0
                                    18            4         34.8      0        0.0           4          34.8
                                    19 .          5         55.0      0        0.0           5          55.0
                                    20            6         61.3      0        0.0           6          61.3
                                    21            8         73.6      0        0.0           8          73.6
                                    22            4         33.6      0        0.0           4          33.6
                                    23            1          8.1      0        0.0           1           8.1
------------------------------------------------------------------------------------------------------------
                     SUM                        105        932.8      0        0.0         105         932.8
============================================================================================================
              2/17/99
                                    00            7         58.8      0        0.0           7          58.8
                                    01            7         51.6      0        0.0           7          51.6
                                    02           14        129.2      0        0.0          14         129.2
                                    03           13        110.8      0        0.0          13         110.8
                                    04           10         83.9      0        0.0          10          83.9
                                    05            2         10.0      0        0.0           2          10.0
                                    06            1          4.3      0        0.0           1           4.3
                                    08            5         49.2      0        0.0           5          49.2
                                    09            2         17.9      0        0.0           2          17.9
                                    10            8         78.4      0        0.0           8          78.4
                                    11            4         38.5      0        0.0           4          38.5
                                    12            9         84.4      0        0.0           9          84.4
                                    13            6         49.4      0        0.0           6          49.4
                                    16            3         22.9      0        0.0           3          22.9
                                    18            8         69.6      0        0.0           8          69.6
                                    19            4         39.2      0        0.0           4          39.2
                                    20            6         59.9      0        0.0           6          59.9
                                    21           12        117.7      0        0.0          12         117.7
------------------------------------------------------------------------------------------------------------
                     SUM                        121      1,075.7      0        0.0         121       1,075.7
============================================================================================================
             02/18/99
                                    00            4         43.0      0        0.0           4          43.0
                                    01           11        100.5      0        0.0          11         100.5
                                    02           12         80.6      0        0.0          12          80.6
                                    03           16        123.7      0        0.0          16         123.7
                                    04            3         15.1      0        0.0           3          15.1
                                    05            2          4.8      0        0.0           2           4.8
                                    06            1          8.6      0        0.0           1           8.6
                                    08            1          6.6      0        0.0           1           6.6
                                    09            1          8.2      0        0.0           1           8.2
                                    10            6         50.8      0        0.0           6          50.8
                                    11            5         41.9      0        0.0           5          41.9
                                    12            6         47.7      0        0.0           6          47.7
                                    13            2         19.4      0        0.0           2          19.4
                                    16            4         28.4      0        0.0           4          28.4
                                    17            7         57.7      0        0.0           7          57.7
                                    18            3         22.2      0        0.0           3          22.2
                                    19            7         60.2      0        0.0           7          60.2
                                    20            4         41.8      0        0.0           4          41.8
                                    21            4         31.4      O        0.0           4          31.4
                                    22            3         33.7      0        0.0           3          33.7
------------------------------------------------------------------------------------------------------------
                     SUM                        102        826.1      0        0.0         102         826.1
============================================================================================================
             02/19/99
                                    00            5         34.0      0        0.0           5          34.0
                                    01           12        110.1      0        0.0          12         110.1
                                    02           17        134.8      0        0.0          17         134.8

                                                       DS               NON-DS                  TOTAL
Scale X211                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    03           18        160.0      0        0.0          18         160.0
                                    04            9         74.5      0        0.0           9          74.5
                                    05            3         24.6      0        0.0           3          24.6
                                    06            1         11.5      0        0.0           1          11.5
                                    09            1          8.7      0        0.0           1           8.7
                                    10            4         31.7      0        0.0           4          31.7
                                    11            6         54.7      0        0.0           6          54.7
                                    12            7         56.0      0        0.0           7          56.0
                                    13            4         33.4      0        0.0           4          33.4
                                    17            9         73.3      0        0.0           9          73.3
                                    18            5         42.5      0        0.0           5          42.5
                                    19            3         29.5      0        0.0           3          29.5
                                    20            8         69.7      0        0.0           8          69.7
                                    21            7         55.1      0        0.0           7          55.1
                                    22            3         25.0      0        0.0           3          25.0
------------------------------------------------------------------------------------------------------------
                     SUM                        122      1,028.9      0        0.0         122       1,028.9
============================================================================================================
             02/20/99               00            2         12.2      0        0.0           2          12.2
                                    O1            6         56.1      0        0.0           6          56.1
                                    02           10         89.9      0        0.0          10          89.9
                                    03           14        112.3      0        0.0          14         112.3
                                    04            8         41.9      0        0.0           8          41.9
                                    05            1          1.3      0        0.0           1           1.3
                                    06            1          4.8      0        0.0           1           4.8
                                    O8            1          2.9      0        0.0           1           2.9
                                    09            5         43.2      0        0.0           5          43.2
                                    10           11         91.9      0        0.0          11          91.9
                                    11            6         50.2      0        0.0           6          50.2
                                    12            7         61.6      0        0.0           7          61.6
                                    13            1          9.0      0        0.0           1           9.0
                                    15            1          4.3      0        0.0           1           4.3
                                    16            5         40.2      0        0.0           5          40.2
                                    17            5         44.1      0        0.0           5          44.1
                                    18            7         53.5      0        0.0           7          53.5
                                    19           16        132.6      0        0.0          16         132.6
                                    20            6         48.3      0        0.0           6          48.3
                                    21            5         39.1      0        0.0           5          39.1
                                    22            4         34.5      0        0.0           4          34.5
------------------------------------------------------------------------------------------------------------
                     SUM                        122        973.7      0        0.0         122         973.7
============================================================================================================
             02/22/99
                                    00            6         45.0      0        0.0           6          45.0
                                    01            8         63.5      0        0.0           8          63.5
                                    02           12         82.0      0        0.0          12          82.0
                                    03            9         55.4      0        0.0           9          55.4
                                    04            2         11.1      0        0.0           2          11.1
                                    05            1          1.8      0        0.0           1           1.8
                                    06            2          7.0      0        0.0           2           7.0
                                    09            4         38.0      0        0.0           4          38.0
                                    10            8         72.7      0        0.0           8          72.7
                                    11            3         25.2      0        0.0           3          25.2
                                    12           13        123.2      0        0.0          13         123.2
                                    13            5         41.9      0        0.0           5          41.9
                                    14            2         15.9      0        0.0           2          15.9
                                    17            7         68.5      0        0.0           7          68.5
                                    18            4         35.0      0        0.0           4          35.0
                                    19            7         62.4      0        0.0           7          62.4
                                    20            2         15.9      0        0.0           2          15.9
                                    21           10         86.5      0        0.0          10          86.5
                                    22           10         80.7      0        0.0          10          80.7
------------------------------------------------------------------------------------------------------------
                     SUM                        115        931.6      0        0.0         115         931.6
============================================================================================================
             02/23/99
                                    00            5         45.3      0        0.0           5          45.3
                                    01            6         44.2      0        0.0           6          44.2
                                    02           11         78.0      0        0.0          11          78.0
                                    03           15        108.4      0        0.0          15         108.4
                                    04           10         65.1      0        0.0          10          65.1
                                    05            5         45.9      0        0.0           5          45.9
                                    06            1          1.1      0        0.0           1           1.1
                                    09            5         40.1      0        0.0           5          40.1
                                    10           10         73.7      0        0.0          10          73.7

                                                       DS                 NON-DS                  TOTAL
scale X211                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    11           13         98.2      0        0.0          13          98.2
                                    12            8         52.7      0        0.0           8          82.7
                                    13            5         35.7      0        0.0           5          35.7
                                    14            2         12.2      0        0.0           2          12.2
                                    15            2         13.2      0        0.0           2          13.2
                                    16            1          8.1      0        0.0           1           8.1
                                    17            2         15.7      0        0.0           2          15.7
                                    18            3         25.5      0        0.0           3          25.5
                                    19            8         64.8      0        0.0           8          64.8
                                    20            3         24.3      0        0.0           3          24.3
                                    21            7         50.0      0        0.0           7          50.0
------------------------------------------------------------------------------------------------------------
                     SUM                        122        902.3      0        0.0         122         902.3
============================================================================================================
             02/24/99
                                    00            3         20.6      0        0.0           3          20.6
                                    01           13         93.7      0        0.0          13          93.7
                                    02           13        107.4      0        0.0          13         107.4
                                    03           26        211.0      0        0.0          26         211.0
                                    04            4         30.8      0        0.0           4          30.8
                                    05            2          8.2      0        0.0           2           8.2
                                    09            2         12.2      0        0.0           2          12.2
                                    10            5         40.6      0        0.0           5          40.6
                                    11            2         11.3      0        0.0           2          11.3
                                    12            3         20.0      0        0.0           3          20.0
                                    13            4         27.8      0        0.0           4          27.8
                                    14            2         14.7      0        0.0           2          14.7
                                    16            3         24.1      0        0.0           3          24.1
                                    17            6         48.9      0        0.0           6          48.9
                                    18            8         60.6      0        0.0           8          60.6
                                    19           13         88.7      0        0.0          13          88.7
                                    20            9         73.7      0        0.0           9          73.7
                                    21            4         22.3      0        0.0           4          22.3
------------------------------------------------------------------------------------------------------------
                     SUM                        122        916.4      0        0.0         122         916.4
============================================================================================================
             02/25/99
                                    00            5         35.6      0        0.0           5          35.6
                                    01           12         83.0      0        0.0          12          83.0
                                    02           19        140.0      0        0.0          19         140.0
                                    03           13         88.1      0        0.0          13          88.1
                                    04            1          7.6      0        0.0           1           7.6
                                    05            1          5.8      0        0.0           1           5.8
                                    09            5         34.5      0        0.0           5          34.5
                                    10            6         46.0      0        0.0           6          46.0
                                    11           11         94.0      0        0.0          11          94.0
                                    12            3         21.7      0        0.0           3          21.7
                                    13            3         26.3      0        0.0           3          26.3
                                    16            2         16.8      0        0.0           2          16.8
                                    17            7         61.5      0        0.0           7          61.5
                                    18            7         51.6      0        0.0           7          51.6
                                    19           10         81.5      0        0.0          10          81.5
                                    20            2         17.5      0        0.0           2          17.5
                                    21            3         23.3      0        0.0           3          23.3
                                    22            1          5.4      0        0.0           1           5.4
                                    23            3         21.1      0        0.0           3          21.1
------------------------------------------------------------------------------------------------------------
                     SUM                        114        861.3      0        0.0         114         861.3
============================================================================================================
             02/26/99
                                    00           13         91.2      0        0.0          13          91.2
                                    01            9         72.6      0        0.0           9          72.6
                                    02            8         71.5      0        0.0           9          71.5
                                    03            9         75.5      0        0.0           9          75.5
                                    04            6         47.5      0        0.0           6          47.5
                                    09            2         15.2      0        0.0           2          25.2
                                    10            7         57.3      0        0.0           7          57.3
                                    11            3         20.4      0        0.0           3          20.4
                                    12            5         32.1      0        0.0           5          32.1
                                    13            3         21.8      0        0.0           3          21.8
                                    16            1          7.2      0        0.0           1           7.2
                                    17            3         24.1      0        0.0           3          24.1
                                    18            4         26.2      0        0.0           4          26.2
                                    19           11         94.2      0        0.0          11          94.2
                                    20            2         14.7      0        0.0           2          14.7
                                    21            7         50.0      0        0.0           7          50.0

                                                       DS                 NON-DS                  TOTAL
scale X211                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    22            9         74.0      0        0.0           9          7040
------------------------------------------------------------------------------------------------------------
                     SUM                        102        795.6      0        0.0         102         795.6
============================================================================================================
             02/27/99
                                    00            3         21.9      0        0.0           3          21.9
                                    01            9         69.0      0        0.0           9          69.0
                                    02           17        121.0      0        0.0          17         121.0
                                    03           13        106.6      0        0.0          13         106.6
                                    04            6         49.7      0        0.0           6          49.7
                                    05            1          0.5      0        0.0          10           0.5
                                    09            1          8.7      0        0.0           1           8.7
                                    10            9         74.1      0        0.0           9          74.1
                                    11           10         81.2      0        0.0          10          81.2
                                    12            6         46.4      0        0.0           6          46.4
                                    13            2         18.5      0        0.0           2          18.5
                                    16            5         38.5      0        0.0           5          38.5
                                    17            4         23.1      0        0.0           4          23.1
                                    18           11         85.0      0        0.0          11          85.0
                                    19            8         66.5      0        0.0           8          66.5
                                    20            7         54.0      0        0.0           7          54.0
                                    21            6         43.6      0        0.0           6          43.6
                                    22            3         24.9      0        0.0           3          24.9
------------------------------------------------------------------------------------------------------------
                     SUM                        121        933.4      0        0.0         121         933.4
============================================================================================================

                         [Graph Thomas St. T.S. Tonnage

                                 May-June 1999]

 &10O (10U &k2S &18D
page    1

                                                       DS                 NON-DS                  TOTAL
scale X210                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
BROOKLYN EXPORT
        SCOTT AVE
             06/04/99
                                    20            1          8.1      0        0.0           1           8.1
------------------------------------------------------------------------------------------------------------
                     SUM                          1          8.1      0        0.0           1           8.1
============================================================================================================
             06/05/99
                                    08            1          7.0      0        0.0           1           7.0
------------------------------------------------------------------------------------------------------------
                     SUM                          1          7.0      0        0.0           1           7.0
============================================================================================================

 E &k0S &16D

 &100 (10U &k2S &18D
page    1

                                                       DS                 NON-DS                  TOTAL
scale X211                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
BROOKLYN EXPORT
       SCOTT AVE
             05/25/99
                                    00            2         19.6      0        0.0           2          19.6
                                    01            6         55.9      0        0.0           6          55.9
                                    02           16        160.5      0        0.0          16         160.5
                                    03           13        121.4      0        0.0          13         121.4
                                    04            2         20.2      0        0.0           2          20.2
                                    08            5         43.2      0        0.0           5          43.2
                                    09           10        100.0      0        0.0          10         100.0
                                    10            8         83.7      0        0.0           8          83.7
                                    11            9         97.9      0        0.0           9          97.9
                                    12           10        104.6      0        0.0          10         104.6
                                    16           12        108.4      0        0.0          12         108.4
                                    17           11        103.5      0        0.0          11         103.5
                                    18            9         96.4      0        0.0           9          96.4
------------------------------------------------------------------------------------------------------------
                     SUM                        113      1,115.3      0        0.0         113       1,115.3
============================================================================================================
             05/26/99
                                    00            9         84.3      0        0.0           9          84.3
                                    01           13        124.3      0        0.0          13         124.3
                                    02           16        131.9      0        0.0          16         131.9
                                    03            6         42.5      0        0.0           6          42.5
                                    04            1         11.2      0        0.0           1          11.2
                                    05            1         11.9      0        0.0           1          11.9
                                    08            3         29.9      0        0.0           3          29.9
                                    09            6         57.7      0        0.0           6          57.7
                                    10            7         58.6      0        0.0           7          58.6
                                    11           10         88.7      0        0.0          10          88.7
                                    12            2         19.5      0        0.0           2          19.5
                                    13            1         10.4      0        0.0           1          10.4
                                    16            8         82.0      0        0.0           8          82.0
                                    17           10        105.7      0        0.0          10         105.7
                                    18           10         94.5      0        0.0          10          94.5
                                    19           10         93.1      0        0.0          10          93.1
                                    20            6         53.7      0        0.0           6          53.7
                                    21            2         21.6      0        0.0           2          21.6
------------------------------------------------------------------------------------------------------------
                     SUM                        121      1,121.5      0        0.0         121       1,121.5
============================================================================================================
             05/27/99
                                    00            2         20.1      0        0.0           2          20.1
                                    01            4         34.1      0        0.0           4          34.1
                                    02           13        107.9      0        0.0          13         107.9
                                    03           13         95.4      0        0.0          13          95.4
                                    04            1         12.6      0        0.0           1          12.6
                                    05            2         12.0      0        0.0           2          12.0
                                    06            1          3.6      0        0.0           1           3.6
                                    08            4         31.6      0        0.0           4          31.6
                                    09            5         46.4      0        0.0           5          46.4
                                    10            6         59.8      0        0.0           6          59.8

                                    11            6         57.4      0        0.0           6          57.4
                                    12            3         24.0      0        0.0           3          24.0
                                    13            1          8.6      0        0.0           1           8.6
                                    16            7         65.7      0        0.0           7          65.7
                                    17           11         99.6      0        0.0          11          99.6
                                    18            7         62.5      0        0.0           7          62.5
                                    19           13        110.0      0        0.0          13         110.0
                                    20            4         29.0      0        0.0           4          29.0
                                    21           13        122.9      0        0.0          13         122.9
                                    22            4         38.1      0        0.0           4          38.1
------------------------------------------------------------------------------------------------------------
                     SUM                        120      1,041.2      0        0.0         120       1,041.2
============================================================================================================
             05/28/99
                                    00            3         23.9      0        0.0           3          23.9
                                    01           14        115.6      0        0.0          14         115.6
                                    02           10         85.5      0        0.0          10          85.5
                                    03            7         46.5      0        0.0           7          46.5
                                    04            1          2.2      0        0.0           1           2.2
                                    08            2         15.9      0        0.0           2          15.9
                                    09            9         76.9      0        0.0           9          76.9
                                    10            3         23.4      0        0.0           3          23.4
                                    11            5         42.0      0        0.0           5          42.0
                                    12            4         34.1      0        0.0           4          34.1

                                                                          PAGE 2

                                                       DS                 NON-DS                  TOTAL
scale X211                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    16            7         59.9      0        0.0           7          59.9
                                    17           18        151.6      0        0.0          18         151.6
                                    18           15        134.3      0        0.0          15         134.3
                                    19            7         58.4      0        0.0           7          58.4
                                    20            3         31.5      0        0.0           3          31.5
                                    21           10         87.1      0        0.0          10          87.1
                                    22            3         23.1      0        0.0           3          23.1
------------------------------------------------------------------------------------------------------------
                     SUM                        121      1,011.9      0        0.0         121       1,011.9
============================================================================================================
             05/29/99
                                    00            4         40.8      0        0.0           4          40.8
                                    01            6         48.7      0        0.0           6          48.7
                                    02            8         54.2      0        0.0           8          54.2
                                    03            6         48.8      0        0.0           6          48.8
                                    04            4         21.2      0        0.0           4          21.2
                                    05            1          6.6      0        0.0           1           6.6
                                    08            4         29.9      0        0.0           4          29.9
                                    09            8         70.1      0        0.0           8          70.1
                                    10           11         98.8      0        0.0          11          98.8
                                    11            7         66.3      0        0.0           7          66.3
                                    12            3         25.8      0        0.0           3          25.8
                                    13            5         49.7      0        0.0           5          49.7
                                    14            5         54.1      0        0.0           5          54.1
                                    15            1          4.0      0        0.0           1           4.0
                                    16           17        168.0      0        0.0          17         168.0
                                    17           19        161.3      0        0.0          19         161.3
                                    18           13        107.8      0        0.0          13         107.8
------------------------------------------------------------------------------------------------------------

                     SUM                        122      1,055.9      0        0.0         122       1,055.9
============================================================================================================
             06/01/99
                                    00            2         11.8      0        0.0           2          11.8
                                    01            1         10.5      0        0.0           1          10.5
                                    02            2         11.4      0        0.0           2          11.4
                                    03            2         14.1      0        0.0           2          14.1
                                    04            2         20.5      0        0.0           2          20.5
                                    05            7         58.4      0        0.0           7          58.4
                                    08           15        154.4      0        0.0          15         154.4
                                    09           22        228.9      0        0.0          22         228.9
                                    10           13        138.4      0        0.0          13         138.4
                                    11            8         74.1      0        0.0           8          74.1
                                    12            2         24.9      0        0.0           2          24.9
                                    13            5         48.8      0        0.0           5          48.8
                                    14            4         33.8      0        0.0           4          33.8
                                    15            4         33.6      0        0.0           4          33.6
                                    16            8         55.8      0        0.0           8          55.8
                                    17            2         20.9      0        0.0           2          20.9
                                    18            3         29.1      0        0.0           3          29.1
                                    19            3         29.0      0        0.0           3          29.0
                                    20            2         20.6      0        0.0           2          20.6
                                    21            6         58.8      0        0.0           6          58.8
                                    22            2         18.3      0        0.0           2          18.3
------------------------------------------------------------------------------------------------------------
                     SUM                        115      1,096.1      0        0.0         115       1,096.1
============================================================================================================
             06/02/99
                                    00           13        152.7      0        0.0          13         152.7
                                    01           17        192.8      0        0.0          17         192.8
                                    02           27        277.5      0        0.0          27         277.5
                                    03           14        150.1      0        0.0          14         150.1
                                    04           10         91.7      0        0.0          10          91.7
                                    05            2         20.5      0        0.0           2          20.5
                                    09           10         98.1      0        O.0          10          98.1
                                    10           10        113.8      0        0.0          10         113.8
                                    11            2         20.2      0        0.0           2          20.2
------------------------------------------------------------------------------------------------------------
                     SUM                        105      1,117.2      0        0.0         105       1,117.2
============================================================================================================
             06/03/99
                                    00           14        131.2      0        0.0          14         131.2
                                    01           17        171.1      0        0.0          17         171.1
                                    02           16        130.1      0        0.0          16         130.1
                                    03            8         83.8      0        0.0           8          83.8
                                    04            2         13.0      0        0.0           2          13.0
                                    06            1          9.0      0        0.0           1           9.0

                                                                          PAGE 3

                                                       DS                 NON-DS                  TOTAL
scale X211                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    08            2         20.0      0        0.0           2          20.0
                                    09            6         54.2      0        0.0           6          54.2
                                    10            7         57.8      0        0.0           7          57.8
                                    11           10        101.4      0        0.0          10         101.4
                                    12            4         37.2      0        0.0           4          37.2
                                    13            3         28.7      0        0.0           3          28.7

 &100 (10U &k2S &18D
page       1

                                                       DS                 NON-DS                  TOTAL
scale X211                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
BROOKLYN EXPORT
       SCOTT AVE
             06/01/99
                                    00            2         11.8      0        0.0           2          11.8
                                    01            1         10.5      0        0.0           1          10.5
                                    02            2         11.4      0        0.0           2          11.4
                                    03            2         14.1      0        0.0           2          14.1
                                    04            2         20.5      0        0.0           2          20.5
                                    05            7         58.4      0        0.0           7          58.4
                                    08           15        154.4      0        0.0          15         154.4
                                    09           22        228.9      0        0.0          22         228.9
                                    10           13        138.4      0        0.0          13         138.4
                                    11            8         74.1      0        0.0           8          74.1
                                    12            2         24.9      0        0.0           2          24.9
                                    13            5         48.8      0        0.0           5          48.8
                                    14            4         33.8      0        0.0           4          33.8
                                    15            4         33.6      0        0.0           4          33.6
                                    16            8         55.8      0        0.0           8          55.8
                                    17            2         20.9      0        0.0           2          20.9
                                    18            3         29.1      0        0.0           3          29.1
                                    19            3         29.0      0        0.0           3          29.0
                                    20            2         20.6      0        0.0           2          20.6
                                    21            6         58.8      0        0.0           6          58.8
                                    22            2         18.3      0        0.0           2          18.3
------------------------------------------------------------------------------------------------------------
                     SUM                        115      1,096.1      0        0.0         115       1,096.1
============================================================================================================
             06/02/99
                                    00           13        152.7      0        0.0          13         152.7
                                    01           17        192.8      0        0.0          17         192.8
                                    02           27        277.5      0        0.0          27         277.5
                                    03           14        150.1      0        0.0          14         150.1
                                    04           10         91.7      0        0.0          10          91.7
                                    05            2         20.5      0        0.0           2          20.5
                                    09           10         98.1      0        0.0          10          98.1
                                    10           10        113.8      0        0.0          10         113.8
                                    11            2         20.2      0        0.0           2          20.2
------------------------------------------------------------------------------------------------------------
                     SUM                        105      1,117.2      0        0.0         105       1,117.2
============================================================================================================
             06/03/99
                                    00           14        131.2      0        0.0          14         131.2
                                    01           17        171.1      0        0.0          17         171.1
                                    02           16        130.1      0        0.0          16         130.1
                                    03            8         83.8      0        0.0           8          83.8
                                    04            2         13.0      0        0.0           2          13.0
                                    06            1          9.0      0        0.0           1           9.0
                                    08            2         20.0      0        0.0           2          20.0
                                    09            6         54.2      0        0.0           6          54.2
                                    10            7         57.8      0        0.0           7          57.8
                                    11           10        101.4      0        0.0          10         101.4
                                    12            4         37.2      0        0.0           4          37.2

                                    16            8         91.5      0        0.0           8          91.5
                                    17           12        100.6      0        0.0          12         100.6
                                    18            9         90.9      0        0.0           9          90.9
------------------------------------------------------------------------------------------------------------
                     SUM                        119      1,120.3      0        0.0         119       1,120.3
============================================================================================================
             06/04/99
                                    00            8         84.1      0        0.0           8          84.1
                                    01            9         93.8      0        0.0           9          93.8
                                    02           11        106.3      0        0.0          11         106.3
                                    03           10         92.6      0        0.0          10          92.6
                                    04            5         50.8      0        0.0           5          50.8
                                    08            1          9.6      0        0.0           1           9.6
                                    09            9         76.5      0        0.0           9          76.5
                                    10            7         61.3      0        0.0           7          61.3
                                    11           10         90.0      0        0.0          10          90.0
                                    12            3         23.3      0        0.0           3          23.3
                                    15            2         16.2      0        0.0           2          16.2
                                    16            3         27.2      0        0.0           3          27.2
                                    17           15        130.5      0        0.0          15         130.5
                                    18            7         58.7      0        0.0           7          58.7
                                    19            9         85.7      0        0.0           9          85.7
                                    20            7         62.2      0        0.0           7          62.2
                                    21            5         44.0      0        0.0           5          44.0
------------------------------------------------------------------------------------------------------------
                     SUM                        121      1,112.7      0        0.0         121       1,112.7
============================================================================================================
             06/05/99
                                    00            3         20.8      0        0.0           3          20.8
                                    01            6         43.4      0        0.0           6          43.4
                                    02           10         91.8      0        0.0          10          91.8
                                    03            7         59.1      0        0.0           7          59.1
                                    04            3         21.2      0        0.0           3          21.2
                                    07            1          6.7      0        0.0           1           6.7
                                    08            3         19.7      0        0.0           3          19.7
                                    09           14        126.7      0        0.0          14         126.7
                                    10           11        100.5      0        0.0          11         100.5
                                    11           11         86.3      0        0.0          11          86.3
                                    12            2         16.6      0        0.0           2          16.6
                                    16           17        160.4      0        0.0          17         160.4
                                    17           12         99.8      0        0.0          12           9.8
                                    18           16        156.3      0        0.0          16         156.3
                                    19            5         42.7      0        0.0           5          42.7
------------------------------------------------------------------------------------------------------------
                     SUM                        121      1,052.1      0        0.0         121       1,052.1
============================================================================================================

 E &k0S &16D

                                    13            3         28.7      0        0.0           3          28.7
                                    16            8         91.5      0        0.0           8          91.5
                                    17           12        100.6      0        0.0          12         100.6
                                    18            9         90.9      0        0.0           9          90.9
------------------------------------------------------------------------------------------------------------
                     SUM                        119      1,120.3      0        0.0         119       1,120.3
============================================================================================================
             06/04/99
                                    00            8         84.1      0        0.0           8          84.1
                                    01            9         93.8      0        0.0           9          93.8
                                    02           11        106.3      0        0.0          11         106.3
                                    03           10         92.6      0        0.0          10          92.6
                                    04            5         50.8      0        0.0           5          50.9
                                    08            1          9.6      0        0.0           1           9.6
                                    09            9         76.5      0        0.0           9          76.5
                                    10            7         61.3      0        0.0           7          61.3
                                    11           10         90.0      0        0.0          10          90.0
                                    12            3         23.3      0        0.0           3          23.3
                                    15            2         16.2      0        0.0           2          16.2
                                    16            3         27.2      0        0.0           3          27.2
                                    17           15        130.5      0        0.0          15         130.5
                                    18            7         58.7      0        0.0           7          58.7
                                    19            9         85.7      0        0.0           9          85.7
                                    20            7         62.2      0        0.0           7          62.2

                                                                          PAGE 2

                                                       DS                 NON-DS                  TOTAL
scale X211                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    21            5         44.0      0        0.0           5          44.0
------------------------------------------------------------------------------------------------------------
                     SUM                        121      1,112.7      0        0.0         121       1,112.7
============================================================================================================
             06/05/99
                                    00            3         20.8      0        0.0           3          20.8
                                    01            6         43.4      0        0.0           6          43.4
                                    02           10         91.8      0        0.0          10          91.8
                                    03            7         59.1      0        0.0           7          59.1
                                    04            3         21.2      0        0.0           3          21.2
                                    07            1          6.7      0        0.0           1           6.7
                                    08            3         19.7      0        0.0           3          19.7
                                    09           14        126.7      0        0.0          14         126.7
                                    10           11        100.5      0        0.0          11         100.5
                                    11           11         86.3      0        0.0          11          86.3
                                    12            2         16.6      0        0.0           2          16.6
                                    16           17        160.4      0        0.0          17         160.4
                                    17           12         99.8      0        0.0          12          99.8
                                    18           16        156.3      0        0.0          16         156.3
                                    19            5         42.7      0        0.0           5          42.7
------------------------------------------------------------------------------------------------------------
                     SUM                        121      1,052.1      0        0.0         121       1,052.1
============================================================================================================

 E &k0S &16D

                                    21           14        108.5      0        0.0          14         108.5
                                    22            2         16.0      0        0.0           2          16.0
------------------------------------------------------------------------------------------------------------
                     SUM                        269      2,262.7     34      2  89.2         303       2,551.9
============================================================================================================
             07/03/98
                                    00            5         45.4      0        0.0           5          45.4
                                    01           11         93.0      1        3.6          12          96.6
                                    02           13        125.7      1        1.8          14         127.5
                                    03            9         80.2      0        0.0           9          80.2
                                    04           10         79.5      0        0.0          10          79.5
                                    05            2         21.9      0        0.0           2          21.9
                                    07            3         25.7      0        0.0           3          25.7
                                    08           19        154.1      3       17.7          22         171.8
                                    09           20        178.5      1        2.0          21         180.5
                                    10           23        200.1      2        3.4          25         203.5
                                    11           26        232.4      2       14.2          28         246.6
                                    12           14        103.4      2       15.3          16         118.7
                                    13            7         45.0      3       17.3          10          62.3
                                    14            7         64.5      2       18.2           9          82.7
                                    15            1          7.0      2       15.1           3          22.1
                                    16           14        115.1      2       10.1          16         125.2
                                    17           21        152.7      2       14.4          23         167.1
                                    18           17        128.4      2       14.7          19         143.1

                                                                          PAGE 2

                                                       DS                 NON-DS                  TOTAL
Scale X211                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    19           15        115.8      0        0.0          15         115.8
                                    20           17        145.0      1        6.3          18         151.3
                                    21           23        178.0      0        0.0          23         178.0
                                    22            3         20.7      1        4.8           4          25.5
------------------------------------------------------------------------------------------------------------
                     SUM                        280      2,312.1     27      158.9         307       2,471.0
============================================================================================================
             07/04/98
                                    08            2         17.9      4       36.9           6          54.8
                                    09            1          7.4      1        3.1           2          10.5
                                    11            0          0.0      1        7.0           1           7.0
                                    12            0          0.0      7       58.8           7          58.8
                                    13            0          0.0      3       12.2           3          12.2
                                    14            0          0.0      2       20.2           2          20.2
------------------------------------------------------------------------------------------------------------
                     SUM                          3         25.3     18      138.2          21         163.5
============================================================================================================
             07/05/98
                                    08           15        122.0      0        0.0          15         122.0
                                    09           28        210.1      0        0.0          28         210.1
                                    10           32        239.1      0        0.0          32         239.1
                                    11           25        215.7      0        0.0          25         215.7
                                    12           28        238.5      4       28.0          32         266.5
                                    13            4         30.4      3       12.2           7          42.6
                                    14            2         16.0      1        7.0           3          23.0
------------------------------------------------------------------------------------------------------------
                     SUM                        134      1,071.8      8       47.2         142       1,119.0
============================================================================================================
             07/06/98

                                    00           12         93.2      0        0.0          12          93.2
                                    01           18        131.6      0        0.0          18         131.6
                                    02           11         87.6      0        0.0          11          87.6
                                    03           16        127.3      1        8.8          17         136.1
                                    04           13         98.2      0        0.0          13          98.2
                                    05           11         91.2      0        0.0          11          91.2
                                    06            2         11.5      1        3.2           3          14.7
                                    07            4         33.3      3       18.0           7          51.3
                                    08           17        151.7      2        8.6          19         160.3
                                    09           22        230.1      1        2.6          23         232.7
                                    10           21        210.9      1       13.2          22         224.1
                                    11           14        118.0      7       31.2          21         149.2
                                    12           30        270.7      0        0.0          30         270.7
                                    13           14        106.3      6       31.8          20         138.1
                                    14            4         34.3      3        6.8           7          41.1
                                    15            0          0.0      2       14.8           2          14.8
                                    16           19        155.9      2        4.4          21         160.3
                                    17           18        150.9      0        0.0          18         150.9
                                    18           17        156.4      0        0.0          17         156.4
                                    19           20        181.3      1        4.1          21         185.4
                                    20           13        121.1      0        0.0          13         121.1
                                    21           20        174.1      1        5.6          21         179.7
                                    22            1          7.0      0        0.0           1           7.0
                                    23            0          0.0      2       28.0           2          28.0
------------------------------------------------------------------------------------------------------------
                     SUM                        317      2,742.6     33      181.1         350       2,923.7
============================================================================================================
             07/07/98
                                    00            7         62.0      3       47.9          10         109.9
                                    01           14        109.4      2       35.4          16         144.8
                                    02           12        113.6      1       16.6          13         130.2
                                    03            6         50.9      1       13.7           7          64.6
                                    04            3         31.8      1       16.6           4          48.4
                                    05            2         14.2      1        2.6           3          16.8
                                    06            1          3.8      0        0.0           1           3.8
                                    07            3         14.5      0        0.0           3          14.5
                                    08           21        188.2      3       16.2           2         204.4
                                    09           25        238.5      2       13.9           2         252.4
                                    10           17        178.1      4       31.8           2         209.9
                                    11           27        232.3      0        0.0           2         232.3
                                    12           19        166.1      4       22.8           2         188.9
                                    13            9         46.3      4       29.5           1          75.8
                                    14            4         32.9      3       19.6           7          52.5
                                    15            2         19.7      2       11.7           4          31.4
                                    16           14        123.1      0        0.0           1         123.1
                                    17           19        165.5      0        0.0           1         165.5
                                    18           20        182.9      0        0.0           2         182.9

                                                                          PAGE 3

                                                       DS                 NON-DS                  TOTAL
scale X211                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    19           20        185.9      0        0.0          20         185.9
                                    20           17        151.7      0        0.0          17         151.7
                                    21           20        179.1      0        0.0          20         179.1
                                    22            5         47.1      0        0.0           5          47.1
------------------------------------------------------------------------------------------------------------
                     SUM                        287      2,537.6     31      278.3         318       2,815.9

============================================================================================================
             07/08/98
                                    00            7         49.2      0        0.0           7          49.2
                                    01           14        108.8      0        0.0          14         108.8
                                    02           12        100.2      1        8.0          13         108.2
                                    03            6         59.5      0        0.0           6          59.5
                                    04            8         54.4      0        0.0           8          54.4
                                    05            1          8.9      0        0.0           1           8.9
                                    06            2          7.6      2        8.1           4          15.7
                                    07            6         42.3      1        2.9           7          45.2
                                    08           23        197.8      2       21.2          25         219.0
                                    09           22        193.0      1        2.1          23         195.1
                                    10           19        173.9      2       15.4          21         189.3
                                    11           27        247.9      4       15.2          31         263.1
                                    12           15        124.5      2        3.3          17         127.8
                                    13            7         46.3      3       23.5          10          69.8
                                    14            5         44.0      3        7.1           8          51.1
                                    15            0          0.0      1        2.2           1           2.2
                                    16           16        135.4      0        0.0          16         135.4
                                    17           14        116.5      1        5.0          15         121.5
                                    18           18        155.0      2       23.4          20         178.4
                                    19           12        113.9      1       19.3          13         133.2
                                    20           10         94.4      1       19.6          11         114.0
                                    21           12        107.2      3       31.7          15         138.9
                                    22            1         11.4      0        0.0           1          11.4
------------------------------------------------------------------------------------------------------------
                     SUM                        257      2,192.1     30      208.0         287       2,400.1
============================================================================================================
             07/09/98
                                    00           12        120.8      0        0.0          12         120.8
                                    O1           14        113.2      0        0.0          14         113.2
                                    02           13        121.3      1        4.1          14         125.4
                                    03           18        131.8      0        0.0          18         131.8
                                    04            6         51.6      4       51.4          10         103.0
                                    05            0          0.0      3       36.2           3          36.2
                                    06            1          9.6      0        0.0           1           9.6
                                    07            9         65.7      1        4.8          10          70.5
                                    O8           23        188.7      1        8.1          24         196.8
                                    09           22        170.2      2       10.1          24         180.3
                                    10           17        123.5      2       13.2          19         136.7
                                    11           22        189.9      4        9.9          26         199.8
                                    12           17        121.0      4       12.7          21         133.7
                                    13            7         54.5      2        5.9           9          60.4
                                    14            4         32.0      1        8.9           5          40.9
                                    15            0          0.0      1        4.3           1           4.3
                                    16           17        128.7      2        8.1          19         136.8
                                    17           16        120.5      0        0.0          16         120.5
                                    18           17        137.1      1        3.4          18         140.5
                                    19           14        114.4      0        0.0          14         114.4
                                    20            9         64.1      0        0.0           9          64.1
                                    21            6         39.1      0        0.0           6          39.1
------------------------------------------------------------------------------------------------------------
                     SUM                        264      2,097.7     29      181.1         293       2,278.8
============================================================================================================
             07/10/98
                                    00            3         18.4      1        4.9           4          23.3
                                    01           16        129.8      0        0.0          16         129.8

                                    02           14        112.4      0        0.0          14         112.4
                                    03           13         95.6      0        0.0          13          95.6
                                    04            8         62.5      5       62.4          13         124.9
                                    05            2         11.1      5       68.3           7          79.4
                                    06            0          0.0      2        4.5           2           4.5
                                    07            4         24.1      0        0.0           4          24.1
                                    08           25        208.1      1        4.5          26         212.6
                                    09           26        229.8      1        2.3          27         232.1
                                    10           23        190.6      4       11.8          27         202.4
                                    11           23        195.2      0        0.0          23         195.2
                                    12           11         76.9      0        0.0          11          76.0
                                    13            7         46.7      3        5.7          10          52.4
                                    14            5         41.4      5       23.9          10          65.3

                                                       DS                 NON-DS                  TOTAL
scale X211                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    15            0          0.0      1        5.5           1           5.5
                                    16           13        106.1      2        4.7          15         110.8
                                    17           13        104.2      0        0.0          13         104.2
                                    18           18        148.2      0        0.0          18         148.2
                                    19           18        150.3      0        0.0          18         150.3
                                    20           16        130.8      0        0.0          16         130.8
                                    21           17        128.3      0        0.0          17         128.3
------------------------------------------------------------------------------------------------------------
                     SUM                        274      2,210.5     30      198.5         305       2,409.0
============================================================================================================
             07/11/98
                                    01            4         35.0      0        0.0           4          35.0
                                    02            4         38.9      0        0.0           4          38.9
                                    03            7         54.9      0        0.0           7          54.9
                                    04            3         24.6      0        0.0           3          24.6
                                    06            1         11.8      1        6.0           2          17.8
                                    07            7         58.9      0        0.0           7          58.9
                                    08           22        169.8      1        8.1          23         177.9
                                    09           22        178.0      2        9.3          24         187.3
                                    10           15        133.4      0        0.0          15         133.4
                                    11           26        224.0      2        8.1          28         232.1
                                    12           13        102.8      1        1.9          14         104.7
                                    13            2         12.6      2        3.6           4          16.2
                                    14            4         31.9      3        8.4           7          40.3
                                    16           14        113.6      1        7.0          15         120.6
                                    17           19        154.8      0        0.0          19         154.8
                                    18           16        122.7      1        7.8          17         130.5
                                    19           11         89.1      0        0.0          11          89.1
                                    20           10         74.7      0        0.0          10          74.7
                                    21           11         74.5      0        0.0          11          74.5
                                    22            4         30.1      0        0.0           4          30.1
------------------------------------------------------------------------------------------------------------
                     SUM                        215      1,736.1     14       60.2         229       1,796.3
============================================================================================================
             07/12/98
                                    08            3         22.5      1        8.4           4          30.9
                                    09            3         28.7      6       19.7           9          48.4
                                    10            0          0.0      2        7.3           2           7.3
                                    11            1          5.8      3       13.6           4          19.4
                                    12            3         18.3      3        9.9           6          28.2

                                    13            0          0.0      4       11.7           4          11.7
                                    14            4         24.9      5       10.3           9          35.2
------------------------------------------------------------------------------------------------------------
                     SUM                         14        100.2     24       80.9          38         181.1
============================================================================================================

E &kOS &16D

                         [Graph North Shore MTS Tonnage

                                  October 1999]

 &100 (10U &k2S &18D
page    1

                                                       DS                 NON-DS                  TOTAL
scale m690                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
           NORTH SHORE
             10/12/98
                                    08            7         50.9      3       28.4          10          79.3
                                    09            6         39.4      6       15.7          12          55.1
                                    10            6         31.8      4       29.7          10          61.5
                                    11            4         28.5      3        5.5           7          34.0
                                    12            1          6.2      8       26.7           9          32.9
                                    13            1          5.0      4       19.2           5          24.2
                                    14            4         24.4      2        3.3           6          27.7
------------------------------------------------------------------------------------------------------------
                     SUM                         29        186.2     30      128.5          59         314.7
============================================================================================================
             10/13/98
                                    00            1          9.5      0        0.0           1           9.5
                                    01            3         20.7      0        0.0           3          20.7
                                    02           14        110.3      0        0.0          14         110.3
                                    03           14        120.2      0        0.0          14         120.2
                                    04            6         51.0      0        0.0           6          51.0
                                    05           11         99.1      1       10.3          12         109.4
                                    06            6         52.3      1        4.0           7          56.3
                                    07            6         55.3      1        5.9           7          61.2
                                    08           26        242.4      2       10.9          28         253.3
                                    09           34        351.3      2       25.0          36         276.3
                                    10           29        315.3      2        9.2          31         324.5
                                    11           22        206.8      1       15.6          23         222.4
                                    12           21        188.9      4       11.2          25         200.1
                                    13            3         27.0      3        6.0           6          33.0
                                    14            7         64.8      3       15.5          10          80.3
                                    15            2         21.3      2        7.3           4          28.6
                                    16           13        100.3      0        0.0          13         100.3
                                    17           15        136.9      0        0.0          15         136.9
                                    18           19        166.3      0        0.0          19         166.3
                                    19           23        224.0      0        0.0          23         224.0
                                    20           19        165.4      0        0.0          19         165.4
                                    21           16        153.9      0        0.0          16         153.9
                                    22           10         75.1      2       37.5          12         112.6
                                    23            2         15.4      4       67.0           6          82.4
------------------------------------------------------------------------------------------------------------
                     SUM                        322      2,973.5.    28      225.4         350       3,198.9
============================================================================================================
             10/14/98
                                    00            8         86.9      0        0.0           8          86.9
                                    01           14        109.6      0        0.0          14         109.6
                                    02           14        110.5      0        0.0          14         110.5
                                    03           14        141.8      0        0.0          14         141.8
                                    04           15        142.7      1        7.2          16         149.9
                                    05           17        138.7      0        0.0          17         138.7
                                    06            2         18.1      0        0.0           2          18.1
                                    07            4         34.1      1        2.7           5          36.8
                                    08           15        135.2      3       31.5          18         166.7
                                    09           17        143.7      7       77.8          24         221.5

                                    10           22        205.0      3       31.4          25         236.4
                                    11           19        199.9      4       51.6          23         251.5
                                    12           20        184.7      5       74.3          25         259.0
                                    13           22        185.7      3       23.3          25         209.0
                                    14           11         89.7      7       41.2          18         130.9
                                    15            1          6.4      1        2.7           2           9.1
                                    16           14        113.1      0        0.0          14         113.1
                                    17           15        133.8      0        0.0          15         133.8
                                    18           21        181.2     20        0.0          21         181.2
                                    19           17        147.6      1        6.5          18         154.1
                                    20           12         91.3      0        0.0          12          91.3
                                    21           17        139.3      2       27.6          19         166.9
                                    22            6         44.9      0        0.0           6          44.9
------------------------------------------------------------------------------------------------------------
                     SUM                        317      2,783.9     38      377.8         355       3,161.7
============================================================================================================
             10/15/98
                                    00            9         84.4      1        8.8          10          93.2
                                    01           13         83.3      0        0.0          13          83.3
                                    02            8         36.5      0        0.0           8          36.5
                                    03            5         44.6      1       20.8           6          65.4
                                    04            4         36.9      0        0.0           4          36.9
                                    05            2         16.8      0        0.0           2          16.8
                                    06            3         10.6      1        3.6           4          14.2

                                                                        PAGE   2

                                                       DS                 NON-DS                  TOTAL
scale M690                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    07            6         61.3      1        2.9           7          64.2
                                    08           15        116.7      5       39.2          20         155.9
                                    09           23        183.4      1        2.2          24         185.6
                                    10           36        268.9      1        3.8          37         272.7
                                    11           29        230.0      4       33.6          33         263.6
                                    12           21        175.1      2       17.6          23         192.7
                                    13           11         68.9      4       23.0          15          91.9
                                    14            6         46.9      4       25.2          10          72.1
                                    15            1          7.0      2        9.1           3          16.1
                                    16           10         91.7      0        0.0          10          91.7
                                    17           11         89.5      0        0.0          11          89.5
                                    18           16        128.6      0        0.0          16         128.6
                                    19           11         98.7      2       32.2          13         130.9
                                    20           13        110.9      0        0.0          13         110.9
                                    21           14        104.0      0        0.0          14         104.0
                                    22            4         30.9      3       57.8           7          88.7
                                    23            0          0.0      2       44.6           2          44.6
------------------------------------------------------------------------------------------------------------
                     SUM                        271      2,125.6     34      324.4         305       2,450.0
============================================================================================================
             10/16/98
                                    00           10         70.5      0        0.0          10          70.5
                                    01           14        110.1      1       23.9          15         134.0
                                    02           18        146.6      0        0.0          18         146.6
                                    03            8         55.6      0        0.0           8          55.6
                                    04            7         51.1      1        8.7           8          59.8
                                    05            1          8.1      1        1.6           2           9.7
                                    06            3         13.8      2       13.2           5          27.0
                                    07            1         11.3      1        2.2           2          13.5

                                    08           26        167.5      1        8.2          27         175.7
                                    09           29        228.1      0        0.0          29         228.1
                                    10           17        149.2      4       32.2          21         181.4
                                    11           22        178.2      2       23.6          24         201.8
                                    12           14         97.7      1        3.1          15         100.8
                                    13           11         72.9      5       36.7          16         109.6
                                    14            4         30.6      3       25.1           7          55.7
                                    15            0          0.0      1        2.4           1           2.4
                                    16           16         20.6      0        0.0          16         120.6
                                    17           11         81.3      0        0.0          11          81.3
                                    18           14         98.3      0        0.0          14          98.3
                                    19           11         76.9      0        0.0          11          76.9
                                    20            6         47.8      0        0.0           6          47.8
                                    21           11         77.7      0        0.0          11          77.7
                                    22            6         37.4      0        0.0           6          37.4
------------------------------------------------------------------------------------------------------------
                     SUM                        260      1,931.3     23      180.9         283       2,112.2
============================================================================================================
             10/17/98
                                    00            4         28.2      0        0.0           4          28.2
                                    01            8         55.8      0        0.0           8          55.8
                                    02           11         80.4      0        0.0          11          80.4
                                    03            7         48.8      0        0.0           7          48.8
                                    04            5         29.6      0        0.0           5          29.6
                                    05            2         14.8      0        0.0           2          14.8
                                    06            1          9.1      0        0.0           1           9.1
                                    07            6         52.0      0        0.0           6          52.0
                                    08           21        159.3      0        0.0          21         159.3
                                    09           22        168.6      1        4.0          23         172.6
                                    10           16        141.1      1        7.8          17         148.9
                                    11           23        176.2      2        8.6          25         184.8
                                    12           14        125.7      0        0.0          14         125.7
                                    13            1          7.2      2        5.3           3          12.5
                                    14            4         32.7      0        0.0           4          32.7
                                    16           13         97.2      0        0.0          13          97.2
                                    17           12         84.5      0        0.0          12          84.5
                                    18           16        118.3      2       28.9          18         147.2
                                    19           14        102.7      2       26.7          16         129.4
                                    20           16        113.4      0        0.0          16         113.4
                                    21            9         56.8      0        0.0           9          56.8
                                    22            3         17.8      0        0.0           3          17.8
------------------------------------------------------------------------------------------------------------
                     SUM                        228      1,720.2     10       81.3         238       1,801.5
============================================================================================================
             10/18/98
                                    08            4         32.0      0        0.0           4          32.0
                                    09            2         11.0      3        6.1           5          17.1

                                                                          PAGE 3

                                                       DS                 NON-DS                  TOTAL
scale M690                          HOUR      LOADS         TONS      LOADS    TONS        LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    10            0          0.0      2        2.0           2           2.0
                                    11            0          0.0      2        3.5           2           3.5
                                    12            1          6.5      1        4.9           2          11.4
                                    13            2         17.2      0        0.0           2          17.2
                                    14            0          0.0      2        3.8           2           3.8
------------------------------------------------------------------------------------------------------------

                     SUM                          9         66.7     10       20.3          19          87.0
============================================================================================================
             10/19/98
                                    00            6         41.1      0        0.0           6          41.1
                                    01           11         87.7      0        0.0          11          87.7
                                    02            9         67.4      0        0.0           9          67.4
                                    03            7         52.4      0        0.0           7          52.4
                                    04            8         65.9      0        0.0           8          65.9
                                    05            3         16.8      2        9.2           5          26.0
                                    06            1          3.5      0        0.0           1           3.5
                                    07            5         32.0      2        8.3           7          40.3
                                    08           28        243.3      4       31.7          32         275.0
                                    09           13        130.7      1        3.1          14         133.8
                                    10           19        156.1      5       43.6          24         199.7
                                    11           24        231.5      2       21.3          26         252.8
                                    12           20        160.5      2       10.8          22         171.3
                                    13           12         61.2      3       28.1          15          89.3
                                    14            3         25.4      5       29.2           8          54.6
                                    15            0          0.0      2        6.6           2           6.6
                                    16           16        134.5      0        0.0          16         134.5
                                    17           16        135.0      0        0.0          16         135.0
                                    18           20        172.7      1        1.5          21         174.2
                                    19           12        101.0      0        0.0          12         101.0
                                    20            9         74.1      0        0.0           9          74.1
                                    21           15        129.1      0        0.0          15         129.1
                                    22            4         31.1      0        0.0           4          31.1
                                    23            1          5.0      0        0.0           1           5.0
------------------------------------------------------------------------------------------------------------
                     SUM                        262      2,158.0     29      193.4         291       2,351.4
============================================================================================================
             10/20/98
                                    00           10         81.7      0        0.0          10          81.7
                                    01            9         75.5      0        0.0           9          75.5
                                    02           16        140.5      1        7.2          17         147.7
                                    03           11         95.2      0        0.0          11          95.2
                                    04            9         75.0      0        0.0           9          75.0
                                    05            5         39.0      0        0.0           5          39.0
                                    06            2         14.2      1        2.3           3          16.5
                                    07            4         30.1      2       10.2           6          40.3
                                    08           27        217.6      4       38.0          31         255.6
                                    09           16        185.5      4       16.0          20         201.5
                                    10           21        164.3      2       12.1          23         176.4
                                    11           20        184.5      3       24.7          23         209.2
                                    12           24        235.6      2       18.0          26         253.6
                                    13           17         99.9      6       32.5          23         132.4
                                    14            7         48.5      4       20.6          11          69.1
                                    15            0          0.0      4       23.0           4          23.0
                                    16           14        115.4      0        0.0          14         115.4
                                    17           16        126.7      0        0.0          16         126.7
                                    18           15        128.1      1       24.2          16         152.3
                                    19           10         82.4      0        0.0          10          82.4
                                    20           13        123.9      0        0.0          13         123.9
                                    21           11         92.0      0        0.0          11          92.0
                                    22            3         20.7      1       18.2           4          38.9
                                    23            0          0.0      9      175.4           9         175.4
------------------------------------------------------------------------------------------------------------
                     SUM                        280      2,376.3     44      422.4         324       2,798.7

============================================================================================================
             10/21/98
                                    00            9         75.5      9      177.0          18         252.5
                                    01           15        126.3      6      118.8          21         245.1
                                    02           13         94.5     10      184.6          23         279.1
                                    03           12        106.6      0        0.0          12         106.6
                                    04           12         95.9      0        0.0          12          95.9
                                    05            2         15.3      0        0.0           2          15.3
                                    06            3         23.4      2        7.0           5          30.4
                                    07            6         58.1      1        4.6           7          62.7
                                    08           26        220.8      7       41.7          33         262.5
                                    09           19        175.0      8       49.4          27         224.4
                                    10           18        138.2      2       17.7          20         155.9

                                                                         PAGE- 4

                                                      DS                 NON-DS                 TOTAL
scale M690                        HOUR        LOADS         TONS    LOADS     TONS        LOADS         TONS
------------------------------------------------------------------------------------------------------------
                                    11           24        225.2      5       26.3          29         251.5
                                    12           23        206.6      1       12.4          24         219.0
                                    13            9         55.7      3        9.3          12          65.0
                                    14            5         39.0      3       23.5           8          62.5
                                    15            0          0.0      1        0.8           1           0.8
                                    16           13        105.9      1        3.5          14         109.4
                                    17           15        129.4      0        0.0          15         129.4
                                    18           17        139.4      0        0.0          17         139.4
                                    19           14        114.3      0        0.0          14         114.3
                                    20           11         92.0      0        0.0          11          92.0
                                    21           13         89.4      0        0.0          13          89.4
                                    22            5         42.5      4       59.4           9         101.9
                                    23            0          0.0      8      105.2           8         105.2
------------------------------------------------------------------------------------------------------------
                     SUM                        284      2,369.0     71      841.2         355       3,210.2
============================================================================================================
             10/22/98
                                    00            5         39.7      6      109.9          11         149.5
                                    01           10         70.7      9      178.4          19         249.1
                                    02            8         69.5      5       99.3          13         168.8
                                    03            8         66.9      5       91.2          13         158.1
                                    04            7         51.4      0        0.0           7          51.4
                                    05            9         74.7      0        0.0           9          74.7
                                    06            2         10.2      1        4.9           3          15.1
                                    07            0          0.0      1        2.4           1           2.4
                                    08           26        205.2      3       22.6          29         227.8
                                    09           28        189.4      0        0.0          28         189.4
                                    10           17         98.3      5       27.7          22         126.0
                                    11           22        171.8      5       23.9          27         195.7
                                    12           21        166.7      0        0.0          21         166.7
                                    13           12         66.2      5       21.1          17          87.3
                                    14            3         18.7      2        6.3           5          25.0
                                    15            0          0.0      1        6.0           1           6.0
                                    16           14         88.0      0        0.0          14          88.0
                                    17           11         74.9      0        0.0          11          74.9
                                    18            8         50.3      2       24.8          10          75.1
                                    19           11         74.9      0        0.0          11          74.9
                                    20            7         43.5      0        0.0           7          43.5
                                    21           16        114.3      0        0.0          16         114.3
                                    22            8         53.1      3       57.4          11         110.5

                                    23            0          0.0      8      144.7           8         144.7
------------------------------------------------------------------------------------------------------------
                     SUM                        253      1,798.3     61      820.5         314       2,618.8
============================================================================================================
             10/23/98
                                    00            5         45.5      5       92.1          10         137.6
                                    01           11         75.5      6      117.5          17         193.0
                                    02           14        100.1      6      104.7          20         204.8
                                    03            8         50.5      3       57.0          11         107.5
                                    04           13         84.0      1        4.9          14          88.9
                                    05            5         31.7      1        3.6           6          35.3
                                    06            1          3.6      1        6.4           2          10.0
                                    07            2         16.7      2        6.0           4          22.7
                                    08           20        162.2      4       29.5          24         191.7
                                    09           21        133.9      4        7.7          25         141.6
                                    10           22        159.0      3       22.6          25         181.6
                                    11           20        155.1      2        6.7          22         161.8
                                    12           22        164.8      3       24.4          25         189.2
                                    13           13         67.6      4       10.7          17          78.3
                                    14            4         33.3      4       23.4           8          56.7
                                    15            0          0.0      1        6.4           1           6.4
                                    16           16        108.3      0        0.0          16         108.3
                                    17           12         84.1      1        8.0          13          92.1
                                    18           12         81.8      1       10.6          13          92.4
                                    19           14         96.5      0        0.0          14          96.5
                                    20           12         72.5      0        0.0          12          72.5
                                    21           12         72.2      0        0.0          12          72.2
                                    22            1          4.6      0        0.0           1           4.6
------------------------------------------------------------------------------------------------------------
                     SUM                        260      1,803.5     52      542.2         312       2,345.7
============================================================================================================
             10/24/98
                                    00            5         25.7      0        0.0           5          25.7
                                    01           12         84.1      0        0.0          12          84.1
                                    02           10         66.2      0        0.0          10          66.2
                                    03            2         10.6      0        0.0           2          10.6

                                                                          PAGE 5

                                                      DS                 NON-DS                 TOTAL
scale M690                        HOUR         LOADS        TONS      LOADS   TONS        LOADS         TONS
------------------------------------------------------------------------------------------------------------
                                    04            3         22.2      0        0.0           3          22.2
                                    05            1          5.7      0        0.0           1           5.7
                                    06            2         12.4      0        0.0           2          12.4
                                    07            7         58.9      0        0.0           7          58.9
                                    08           19        155.3      2       26.1          21         181.4
                                    09           20        132.3      1       20.8          21         153.1
                                    10           14        110.3      3       19.5          17         129.8
                                    11           23        181.2      2       27.8          25         209.0
                                    12           15        110.3      2       19.7          17         130.0
                                    13            2         12.9      2        9.7           4          22.6
                                    14            4         29.0      2        9.6           6          38.6
                                    16           16        106.3      0        0.0          16         106.3
                                    17           13         85.7      0        0.0          13          85.7
                                    18           18        123.1      0        0.0          18         123.1
                                    19           16        114.1      0        0.0          16         114.1
                                    20           11          7.5      1       10.9          12          88.4
                                    21           11         74.4      0        0.0          11          74.4

------------------------------------------------------------------------------------------------------------
                     SUM                        224      1,598.2     15      144.1         239       1,742.3
============================================================================================================
             10/25/98
                                    08            3         26.5      3        5.8           6          32.3
                                    10            2         15.8      4       26.3           6          42.1
                                    11            0          0.0      1        1.8           1           1.8
                                    12            1          9.7      1        1.3           2          11.0
                                    13            1          8.4      4        9.6           5          18.0
                                    14            0          0.0      2        3.2           2           3.2
------------------------------------------------------------------------------------------------------------
                     SUM                          7         60.4     15       48.0          22         108.4
============================================================================================================

E &k0S &16D

                         [Graph North Shore MTS Tonnage

                                 February 1999]

  &100 (l0U &k2S &18D
PAGE                 1

                                                      DS                 NON-DS                 TOTAL
scale M690                        HOUR        LOADS         TONS      LOADS   TONS      LOADS           TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
       NORTH SHORE
             02/15/99
                                    09            1          6.8      2        6.7           3          13.5
                                    10            1         10.1      1        1.6           2          11.7
                                    11            0          0.0      4        8.4           4           8.4
                                    12            0          0.0      5       24.0           5          24.0
                                    13            0          0.0      2        3.8           2           3.8
                                    14            2         14.0      0        0.0           2          14.0
------------------------------------------------------------------------------------------------------------
                     SUM                          4         30.9     14       44.5          18          75.4
============================================================================================================
             02/16/99
                                    00            6         29.3      0        0.0           6          29.3
                                    01            7         43.3      0        0.0           7          43.3
                                    02           12        100.5      0        0.0          12         100.5
                                    03           18        151.5      0        0.0          18         151.5
                                    04           10         69.5      1        7.1          11          76.6
                                    05            6         52.3      0        0.0           6          52.3
                                    06            2         12.9      2        5.1           4          18.0
                                    07            1          9.6      1        4.2           2          13.8
                                    08           15        120.6      2       19.8          17         140.4
                                    09           20        204.3      4       23.2          24         227.5
                                    10           17        141.9      7       49.0          24         190.9
                                    11           17        132.4      4        8.7          21         141.1
                                    12           25        197.6      2       20.0          27         217.6
                                    13           16        136.5      2        8.9          18         145.4
                                    14            7         58.2      2       11.5           9          69.7
                                    15            9         90.5      2        7.6          11          98.1
                                    16           11         82.9      1        2.6          12          85.5
                                    17           17        112.2      0        0.0          17         112.2
                                    18           16        122.1      0        0.0          16        122.1.
                                    19           11         85.0      0        0.0          11          85.0
                                    20            9         51.3      0        0.0           9          51.3
                                    21           20        139.2      0        0.0          20         139.2
                                    22            5         31.6      0        0.0           5          31.6
                                    23            3         21.0      0        0.0           3          21.0
------------------------------------------------------------------------------------------------------------
                     SUM                        280      2,196.2     30      167.7         310       2,363.9
============================================================================================================
             02/17/99
                                    00           14        118.0      0        0.0          14         118.0
                                    01           20        165.7      0        0.0          20         165.7
                                    02           12         93.9      3       48.6          15         142.5
                                    03           13        104.5      7      129.0          20         233.5
                                    04           19        133.0      1       21.4          20         154.4
                                    05            7         48.8      0        0.0           7          48.8
                                    06           15        111.0      0        0.0          15         111.0
                                    07            6         34.8      3       11.1           9          45.9
                                    08           10         71.9      2        7.2          12          79.1
                                    09           16        125.9      1        4.7          17         130.6
                                    10           10         86.0      2        9.7          12          95.7

                                    11            4         39.9      2        6.9           6          46.8
                                    12           19        161.2      1        1.4          20         162.6
                                    13           14         74.8      2        4.9          16          79.7
                                    14            3         20.5      3        9.4           6          29.9
                                    15            0          0.0      2        7.3           2           7.3
                                    16           10         62.6      2        7.8          12          70.4
                                    17           16        110.6      0        0.0          16         110.6
                                    18           12         91.5      1        8.0          13          99.5
                                    19           12         82.1      0        0.0          12          82.1
                                    20           12         80.2      0        0.0          12          80.2
                                    21           13         91.8      0        0.0          13          91.8
                                    22            5         40.9      0        0.0           5          40.9
------------------------------------------------------------------------------------------------------------
                     SUM                        262      1,949.6     32      277.4         294       2,227.0
============================================================================================================
             02/18/99
                                    00           11         97.3      0        0.0          11          97.3
                                    01           16        121.8      0        0.0          16         121.8
                                    02            8         67.8      5       81.9          13         149.7
                                    03           12         78.9      3       53.8          15         132.7
                                    04            4         20.9      0        0.0           4          20.9
                                    05           10         70.0      0        0.0          10          70.0
                                    06            3         28.0      0        0.0           3          28.0
                                    07            1         11.0      5       38.1           6          49.1

                                                      DS                 NON-DS                 TOTAL
scale M690                        HOUR        LOADS         TONS    LOADS     TONS      LOADS           TONS
------------------------------------------------------------------------------------------------------------
                                    08           17        101.3      8       94.8          25         196.1
                                    09           19        151.6      5       65.8          24         217.4
                                    10           18        110.6      5       36.1          23         146.7
                                    11           10         79.9      1        7.9          ii          87.8
                                    12           20        146.1      4       20.3          24         166.4
                                    13           13         75.2      1        1.0          14          76.2
                                    14            3         24.2      1       16.7           4          40.9
                                    15            0          0.0      3       12.9           3          12.9
                                    16           11         87.6      1        3.0          12          90.6
                                    17           12         95.0      0        0.0          12          95.0
                                    18            8         60.6      0        0.0           8          60.6
                                    19            6         38.0      0        0.0           6          38.0
                                    20            6         42.4      0        0.0           6          42.4
                                    21           10         81.0      1       19.0          11         100.0
                                    22            4         29.1      3       46.5           7          75.6
                                    23            0          0.0      1       16.2           1          16.2
------------------------------------------------------------------------------------------------------------
                     SUM                        222      1,618.3     47      514.0         269       2,132.3
============================================================================================================
             02/19/99
                                    00           12         94.1      0        0.0          12          94.1
                                    01           13        112.9      0        0.0          13         112.9
                                    02           14         96.5      3       55.5          17         152.0
                                    03           14         75.9      4       63.6          18         139.5
                                    04           11         68.2      1        4.8          12          73.0
                                    05           12         77.7      0        0.0          12          77.7
                                    06            8         53.3      1        3.5           9          56.8
                                    07            2         10.8      3        8.9           5          19.7
                                    08           13         67.7      5       19.4          18          87.1

                                    09           11         74.8      3        7.9          14          82.7
                                    10           10         86.9      3        6.6          13          93.5
                                    11            8         68.1      0        0.0           8          68.1
                                    12           12         80.0      3       12.8          15          92.8
                                    13           15         90.4      5       15.5          20         105.9
                                    14            4         32.7      3        5.8           7          38.5
                                    15            0          0.0      3       11.2           3          11.2
                                    16            9         50.3      0        0.0           9          50.3
                                    17           11         87.8      0        0.0          11          87.8
                                    18           14        103.2      0        0.0          14         103.2
                                    19           11         79.1      0        0.0          11          79.1
                                    20           12         86.2      0        0.0          12          86.2
                                    21           11         75.8      0        0.0          11          75.8
                                    22            3         19.2      0        0.0           3          19.2
------------------------------------------------------------------------------------------------------------
                     SUM                        230      1,591.6     37      215.5         267       1,807.1
============================================================================================================
             02/20/99
                                    00            9         60.3      0        0.0           9          60.3
                                    01           15         90.3      0        0.0          15          90.3
                                    02           10         70.7      0        0.0          10          70.7
                                    03           14         92.8      0        0.0          14          92.8
                                    04           15        101.9      0        0.0          15         101.9
                                    05            9         73.8      0        0.0           9          73.8
                                    06            2         12.3      0        0.0           2          12.3
                                    07            4         24.6      0        0.0           4          24.6
                                    08           14        102.9      1        2.5          15         105.4
                                    09           14         94.0      0        0.0          14          94.0
                                    10           11         87.2      2        8.4          13          95.6
                                    11            6         49.9      2        3.7           8          53.6
                                    12           16        107.6      1        5.1          17         112.7
                                    13            4         17.1      1        3.5           5          20.6
                                    14            5         40.9      0        0.0           5          40.9
                                    16           13         80.5      0        0.0          13          80.5
                                    17           13         83.0      1        9.2          14          92.2
                                    18           14         88.4      0        0.0          14          88.4
                                    19           10         68.7      0        0.0          10          68.7
                                    20           11         71.8      0        0.0          11          71.8
                                    21            9         61.2      0        0.0           9          61.2
                                    22            2         16.9      0        0.0           2          16.9
------------------------------------------------------------------------------------------------------------
                     SUM                        220      1,496.8      8       32.4         228       1,529.2
============================================================================================================
             02/21/99
                                    08            5         47.8      0        0.0           5          47.8
                                    09            1          5.7      1        2.3           2           8.0
                                    10            0          0.0      2        2.0           2           2.0

                                                      DS                 NON-DS                 TOTAL
scale M690                        HOUR        LOADS         TONS      LOADS   TONS      LOADS           TONS
------------------------------------------------------------------------------------------------------------
                                    11            1          8.2      2        4.1           3          72.3
                                    12            1          6.6      2        5.9           3          72.5
                                    13            4         26.6      3        3.1           7          29.7
                                    14            1          5.7      0        0.0           1           5.7
------------------------------------------------------------------------------------------------------------
                     SUM                         13        100.6     10       17.4          23         118.0

============================================================================================================
             02/22/99
                                    00            7         46.2      2       31.7           9          77.9
                                    01           11         62.6      2       31.9          13          94.5
                                    02           12        103.4      2       36.3          14         139.7
                                    03           12         80.0      1        6.3          13          86.3
                                    04           10         66.6      0        0.0          10          66.6
                                    05           11         86.9      0        0.0          11          86.9
                                    06            1         10.8      1        2.0           2          12.8
                                    07            1          6.9      0        0.0           1           6.9
                                    08           10         63.4     11      150.6          21         214.0
                                    09           16        128.5      3       27.8          19         156.3
                                    10           12        128.6      7       64.2          19         192.8
                                    11           13        121.1      3       32.8          16         153.9
                                    12           15        130.2      2       16.6          17         146.8
                                    13           15        105.1      4       17.9          19         123.0
                                    14            4         34.6      5       26.6           9          61.2
                                    15            1          7.9      3       11.5           4          19.4
                                    16           11         76.8      0        0.0          11          76.8
                                    17            4         25.8      0        0.0           4          25.8
                                    18           10         79.2      0        0.0          10          79.2
                                    19           10         83.5      0        0.0          10          83.5
                                    20           10         82.7      0        0.0          10          82.7
                                    21           12         79.4      2       41.3          14         120.7
                                    22            1          5.6      5       96.3           6         101.9
                                    23            0          0.0      2       42.0           2          42.0
------------------------------------------------------------------------------------------------------------
                     SUM                        209      1,615.8     55      635.8         264       2,251.6
============================================================================================================
             02/23/99
                                    00            5         37.7      2       35.8           7          73.5
                                    01           17        140.2      2       30.5          19         170.7
                                    02           14        115.0      2       26.8          16         141.8
                                    03           14        104.6      0        0.0          14         104.6
                                    04           16        111.8      0        0.0          16         111.8
                                    05           15        105.9      0        0.0          15         105.9
                                    06            4         21.2      0        0.0           4          21.2
                                    07            2         10.2      1        3.9           3          14.1
                                    08            7         53.1      2        5.7           9          58.8
                                    09           15        121.7     10      122.5          25         244.2
                                    10           15        129.3      5       51.3          20         180.6
                                    11            9         78.2      4       13.5          13          91.7
                                    12           14        116.4      1        6.2          15         122.6
                                    13           14         82.1      1        2.0          15          84.1
                                    14            6         53.2      5       21.1          11          74.3
                                    15            1          3.8      1        3.6           2           7.4
                                    16           14         94.3      2        7.3          16         101.6
                                    17            8         59.6      0        0.0           8          59.6
                                    18           13         85.0      0        0.0          13          85.0
                                    19            7         43.6      0        0.0           7          43.6
                                    20            8         53.9      0        0.0           8          53.9
                                    21           15         92.2      0        0.0          15          92.2
                                    22            4         29.0      5       79.0           9         108.0
                                    23            0          0.0      2       29.0           2          29.0
------------------------------------------------------------------------------------------------------------
                     SUM                        237      1,742.0     45      438.2         282       2,180.2
============================================================================================================

             02/24/99
                                    00           10         85.8      0        0.0          10          85.8
                                    01           15        111.7      2       29.9          17         141.6
                                    02           17        114.4      3       45.5          20         159.9
                                    03           14        103.7      0        0.0          14         103.7
                                    04            8         58.6      0        0.0           8          58.6
                                    05           12         82.0      0        0.0          12          82.0
                                    06            4         32.3      0        0.0           4          32.3
                                    07            3         17.8      0        0.0           3          17.8
                                    08           12         84.7      4       20.2          16         104.9
                                    09           13         92.6      5       17.1          18         109.7
                                    10           14        117.2      4       31.4          18         148.6
                                    11            8         95.4      6       52.7          14         148.1

                                                      DS                 NON-DS                 TOTAL
scale M690                        HOUR        LOADS         TONS      LOADS   TONS      LOADS           TONS
------------------------------------------------------------------------------------------------------------
                                    12           15        122.5      1       12.0          16         134.5
                                    13           16        111.7      2        7.9          18         119.6
                                    14            5         37.2      1        1.0           6          38.2
                                    15            0          0.0      2        7.7           2           7.7
                                    16           13         91.5      0        0.0          13          91.5
                                    17           12         77.5      1        3.7          13          81.2
                                    18           15        104.2      0        0.0          15         104.2
                                    19            6         46.0      0        0.0           6          46.0
                                    20            9         63.8      0        0.0           9          63.8
                                    21           10         55.3      0        0.0          10          55.3
                                    22            4         21.6      0        0.0           4          21.6
                                    23            0          0.0     14      261.3          14         261.3
------------------------------------------------------------------------------------------------------------
                     SUM                        235      1,727.5     45      490.4         280       2,217.9
============================================================================================================
             02/25/99
                                    00            8         53.1     12      189.8          20         242.9
                                    01            9         63.0      9      152.0          18         215.0
                                    02           10         63.5      6      102.9          16         166.4
                                    05           16         95.8      0        0.0          16          95.8
                                    06           14        100.5      0        0.0          14         100.5
                                    07            1          3.7      1        4.6           2           8.3
                                    08           17        108.1      6       23.4          23         131.5
                                    09           19        129.7      3       13.6          22         143.3
                                    10           17        123.6      1        4.8          18         128.4
                                    11            4         33.0      2        9.3           6          42.3
                                    12           17        101.6      3       11.2          20         112.8
                                    13           17         98.4      3        9.2          20         107.6
                                    14            4         24.1      6       19.7          10          43.8
                                    15            0          0.0      2       19.3           2          19.3
                                    16           13         83.3      0        0.0          13          83.3
                                    17           14         71.4      0        0.0          14          71.4
                                    18           10         65.9      0        0.0          10          65.9
                                    19           15         89.8      0        0.0          15          89.8
                                    20            5         30.3      0        0.0           5          30.3
                                    21            7         52.5      0        0.0           7          52.5
                                    22            3         18.6      0        0.0           3          18.6
                                    23            0          0.0     14      233.7          14         233.7
------------------------------------------------------------------------------------------------------------
                     SUM                        220      1,409.9     68      793.5         288       2,203.4

==============================================================================================================
             02/26/99
                                    00            8           47.6    8        138.3        16           185.9
                                    01           15           87.5    8        144.2        23           231.7
                                    02           11           68.6    8        133.4        19           202.0
                                    03            5           30.2    2         25.8         7            56.0
                                    04            1            3.0    0          0.0         1             3.0
                                    05            3           17.7    0          0.0         3            17.7
                                    06            3           19.7    0          0.0         3            19.7
                                    07            1            3.9    0          0.0         1             3.9
                                    08           12           57.1    7         89.2        19           146.3
                                    09           19          115.3    6         69.6        25           184.9
                                    10           15           89.5    5         10.0        20            99.5
                                    11           12          101.3    0          0.0        12           101.3
                                    12           21          149.7    0          0.0        21           149.7
                                    13           12           68.0    3          9.0        15            77.0
                                    14            4           23.9    5         14.9         9            38.8
                                    15            0            0.0    1          6.4         1             6.4
                                    16            9           50.3    2          7.9        11            58.2
                                    17           10           47.0    0          0.0        10            47.0
                                    18           16           93.3    1          3.9        17            97.2
                                    19           15           79.9    0          0.0        15            79.9
                                    20           10           65.7    0          0.0        10            65.7
                                    21           12           57.9    0          0.0        12            57.9
                                    22            2           10.1    0          0.0         2            10.1
--------------------------------------------------------------------------------------------------------------
                        SUM                     216        1,287.2   56        652.6       272         1,939.8
==============================================================================================================
             02/27/99
                                    00           11           72.3    0          0.0        11            72.3
                                    01           18          100.4    0          0.0        18           100.4
                                    02           12           75.2    0          0:0        12            75.2
                                    03           15           81.0    0          0.0        15            81.0
                                    04           14           91.0    0          0.0        14            91.0
                                    05            9           53.8    0          0.0         9            53.8
                                    06            4           27.0    1          3.0         5            30.0

                                                       DS                  NON-DS                 TOTAL
scale M690                          HOUR      LOADS           TONS    LOADS     TONS       LOADS          TONS
--------------------------------------------------------------------------------------------------------------
                                    07            3           19.1    0          0.0         3            19.1
                                    08           11           84.8    4         13.4        15            98.2
                                    09           11           78.2    0          0.0        11            78.2
                                    10            7           51.3    1          1.9         8            53.2
                                    11            8           57.3    1          3.6         9            60.9
                                    12           17          122.8    0          0.0        17           122.8
                                    13            6           44.2    0          0.0         6            44.2
                                    14            3           19.5    0          0.0         3            19.5
                                    16           11           61.3    0          0.0        11            61.3
                                    17           11           71.0    1          1.3        12            72.3
                                    18            9           59.9    0          0.0         9            59.9
                                    19            9           53.9    0          0.0         9            53.9
                                    20           10           76.5    0          0.0        10            76.5
                                    21           14           77.4    0          0.0        14            77.4
                                    22            3           14.1    0          0.0         3            14.1
--------------------------------------------------------------------------------------------------------------
                        SUM                     216        1,392.0    8         23.2       224         1,415.2

==============================================================================================================
             02/28/99
                                    08            2           14.0    2          1.9         4            15.9
                                    09            4           31.2    0          0.0         4            31.2
                                    10            0            0.0    3         16.2         3            16.2
                                    11            0            0.0    3          7.1         3             7.1
                                    12            2           14.1    2          3.3         4            17.4
                                    13            0            0.0    1          0.8         1             0.8
                                    14            1            7.6    1          1.3         2            28.9
--------------------------------------------------------------------------------------------------------------
                        SUM                       9           66.9   12         30.6        21            97.5
==============================================================================================================

E &k0S &16D

                            [North Shore MTS Tonnage

                                 May-June 1999]

 &100 (IOU &k2S &18D
PAGE 1

                                                       DS                  NON-DS                 TOTAL
scale M690                          HOUR      LOADS           TONS    LOADS     TONS       LOADS          TONS
--------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
        NORTH SHORE
             05/24/99
                                    00            7           63.8    0          0.0         7            63.8
                                    01            8           74.6    0          0.0         8            74.6
                                    02           13          115.3    0          0.0        13           115.3
                                    03            8           64.9    1          6.9         9            71.8
                                    04           10           82.4    0          0.0        10            82.4
                                    05            1            9.7    1          2.3         2            12.0
                                    06            1            3.8    1          6.7         2            10.5
                                    07            4           44.4    3         19.7         7            64.1
                                    08           11           89.4    6         40.2        17           129.6
                                    09            9           61.1    3         23.3        12            84.4
                                    10           13          105.7    3         32.5        16           138.2
                                    11           25          282.8    1         11.8        26           294.6
                                    12           22          214.5    1         14.1        23           228.6
                                    13           11           81.9    7         47.6        18           129.5
                                    14            2           11.0    3         17.0         5            28.0
                                    15            0            0.0    1         17.0         1            17.0
                                    16           15          134.8    1          6.4        16           141.2
                                    17           15          135.4    1          5.1        16           140.5
                                    18           20          177.2    0          0.0        20           177.2
                                    19           19          167.4    0          0.0        19           167.4
                                    20           13          129.5    0          0.0        13           129.5
                                    21           17          154.9    0          0.0        17           154.9
                                    22           10           94.9    0          0.0        10            94.9
--------------------------------------------------------------------------------------------------------------
                     SUM                        254        2,299.4   33        250.6       287         2,550.0
==============================================================================================================
             05/25/99
                                    00            8           63.3    0          0.0         8            63.3
                                    01           18          157.6    0          0.0        18           157.6
                                    02           17          148.4    1          5.2        18           153.6
                                    03           13          106.7    0          0.0        13           106.7
                                    04            4           36.9    0          0.0         4            36.9
                                    05            1           12.4    0          0.0         1            12.4
                                    06            2           12.6    1          2.0         3            14.6
                                    07            6           51.6    0          0.0         6            51.6
                                    08           15          125.2    6         49.2        21           174.4
                                    09            8           60.6    0          0.0         8            60.6
                                    10           13          105.7    2         18.8        15           124.5
                                    11           32          325.4    2         20.3        34           345.7
                                    12           17          138.8    1          4.7        18           143.5
                                    13           10           63.0    6         27.2        16            90.2
                                    14            3           23.7    5         24.1         8            47.8
                                    15            0            0.0    2         19.2         2            19.2
                                    16           10           89.2    1         14.0        11           103.2
                                    17           17          151.9    2          6.8        19           158.7
                                    18           19          171.3    1          7.9        20           179.2
                                    19           17          147.5    0          0.0        17           147.5
                                    20           23          198.0    0          0.0        23           198.0
                                    21           17          147.1    0          0.0        17           147.1

                                    22           10           87.9    0          0.0        10            87.9
                                    23            1            9.0    0         0.10         1             9.0
--------------------------------------------------------------------------------------------------------------
                        SUM                     281        2,433.8   30        199.4       311         2,633.2
==============================================================================================================
             05/26/99
                                    00            7           56.3    0          0.0         7            56.3
                                    01           13           87.7    0          0.0        13            87.7
                                    02           13          118.3    0          0.0        13           118.3
                                    03            9           73.8    0          0.0         9            73.8
                                    04            8           65.6    0          0.0         8            65.6
                                    06            1            6.5    0          0.0         1             6.5
                                    07            6           65.1    4         24.2        10            89.3
                                    08           11           98.4    2         21.3        13           119.7
                                    09           14          112.2    0          0.0        14           112.2
                                    10           11          133.9    4         32.3        15           166.2
                                    11           27          261.6    2         11.1        29           272.7
                                    12           20          184.3    3         10.7        23           195.0
                                    13           11           73.8    8         45.0        19           118.8
                                    14            4           29.8    2         16.4         6            46.2
                                    15            0            0.0    2         24.0         2            24.0
                                    16           13          105.2    0          0.0        13           105.2
                                    17           19          167.2    0          0.0        19           167.2
                                    18           20          173.3    0          0.0        20           173.3

                                                                       PAGE    2

                                                       DS                  NON-DS                 TOTAL
scale M690                          HOUR      LOADS           TONS    LOADS     TONS       LOADS          TONS
--------------------------------------------------------------------------------------------------------------
                                    19           22          185.8    0          0.0        22           185.8
                                    20           16          136.7    0          0.0        16           136.7
                                    21           17          127.5    0          0.0        17           127.5
                                    22            4           28.8    0          0.0         4            28.8
                                    23            1            8.5    0          0.0         1             8.5
--------------------------------------------------------------------------------------------------------------
                        SUM                     267        2,300.3   27        185.0       294         2,485.3
--------------------------------------------------------------------------------------------------------------
             05/27/99
                                    00            6           53.8    0          0.0         6            53.8
                                    01           12          100.7    0          0.0        12           100.7
                                    02           14          123.7    0          0.0        14           123.7
                                    03            7           42.7    1          8.4         8            51.1
                                    04            6           48.4    0          0.0         6            48.4
                                    05            1            4.5    0          0.0         1             4.5
                                    06            2           11.6    0          0.0         2            11.6
                                    07            5           44.5    1          4.3         6            48.8
                                    08           14          105.4    3         20.8        17           126.2
                                    09           13           81.5    4         34.1        17           115.6
                                    10           10           69.5    1          5.1        11            74.6
                                    11           25          252.9    1         12.8        26           265.7
                                    12           17          127.7    1          9.7        18           137.4
                                    13           11           74.0    4         30.4        15           104.4
                                    14            1           10.9    7         36.8         8            47.7
                                    15            0            0.0    2         18.6         2            18.6
                                    16           17          138.3    1          5.6        18           143.9
                                    17           11           95.5    0          0.0        11            95.5
                                    18           14          126.3    0          0.0        14           126.3
                                    19           14          111.6    0          0.0        14           111.6

                                    20            7           59.7    0          0.0         7            59.7
                                    21           18          139.6    0          0.0        18           139.6
                                    22            6           49.8    0          0.0         6            49.8
                                    23            2           18.8    0          0.0         2            18.8
--------------------------------------------------------------------------------------------------------------
                        SUM                     233        1,891.4   26        186.6       259         2,078.0
==============================================================================================================
             05/28/99
                                    00           10           80.8    0          0.0        10            80.8
                                    01           13           97.2    0          0.0        13            97.2
                                    02           11           85.5    0          0.0        11            85.5
                                    03           12           98.1    1          4.2        13           102.3
                                    04            9           79.8    0          0.0         9            79.8
                                    06            1            3.8    0          0.0         1             3.8
                                    07            3           26.0    3          7.7         6            33.7
                                    08           14          112.6    3         28.0        17           140.6
                                    09            9           64.1    3         17.7        12            81.8
                                    10            9           58.6    5         30.1        14            88.7
                                    11           19          174.6    2         13.9        21           188.5
                                    12           21          174.1    2         14.8        23           188.9
                                    13           15          105.5    8         50.8        23           156.3
                                    14            2           12.0    4         23.5         6            35.5
                                    15            0            0.0    3         11.2         3            11.2
                                    16            7           51.0    0          0.0         7            51:0
                                    17           10           75.2    0          0.0        10            75.2
                                    18           16          119.8    0          0.0        16           119.8
                                    19           18          136.7    0          0.0        18           136.7
                                    20           17          130.0    0          0.0        17           130.0
                                    21           17          128.8    0          0.0        17           128.8
                                    22           13          101.7    0          0.0        13           101.7
                                    23            4           19.8    0          0.0         4            19.8
--------------------------------------------------------------------------------------------------------------
                        SUM                     250        1,935.7   34        201.9       284         2,137.6
==============================================================================================================
             05/29/99
                                    00            4           20.8    0          0.0         4            20.8
                                    01           14           60.1    0          0.0        14            60.1
                                    02           13           59.3    0          0.0        13            59.3
                                    03            3           11.7    0          0.0         3            11.7
                                    04            5           25.5    0          0.0         5            25.5
                                    06            2           11.7    0          0.0         2            11.7
                                    07            4           22.3    0          0.0         4            22.3
                                    08           11           71.8    1          2.2        12            74.0
                                    09           12           88.1    2         13.0        14           101.1
                                    10            8           68.5    2         12.0        10            80.5
                                    11           25          209.6    1          3.2        26           212.8
                                    12           19          154.1    1          6.0        20           160.1

                                                                       PAGE    3

                                                       DS                  NON-DS                 TOTAL
scale M690                          HOUR      LOADS           TONS    LOADS     TONS     LOADS            TONS
--------------------------------------------------------------------------------------------------------------
                                    13            7           51.7    0          0.0         7            51.7
                                    14            5           33.7    1          3.2         6            36.9
                                    15            2           14.0    0          0.0         2            14.0
                                    16           15          104.9    0          0.0        15           104.9
                                    17           17          122.7    0          0.0        17           122.7
                                    18           20          138.1    0          0.0        20           138.1

                                    19           14          104.1    0          0.0        14           104.1
                                    20           12           79.7    0          0.0        12            79.7
                                    21           13           89.8    0          0.0        13            89.8
                                    22            2           15.0    0          0.0         2            15.0
--------------------------------------------------------------------------------------------------------------
                        SUM                     227        1,557.2    8         39.6       235         1,596.8
==============================================================================================================
             05/30/99
                                    08            4           24.0    2          9.8         6            33.8
                                    09            1            6.0    1          1.8         2             7.8
                                    10            0            0.0    3          3.6         3             3.6
                                    12            1            6.0    9         39.8        10            45.8
                                    13            4           24.0    5         17.6         9            41.6
                                    14            0            0.0    1          7.0         1             7.0
--------------------------------------------------------------------------------------------------------------
                        SUM                      10           60.0   21         79.6        31           139.6
==============================================================================================================
             05/31/99
                                    08            7           45.5    1          6.0         8            51.5
                                    09           13           88.6    4         19.2        17           107.8
                                    10           11           76.6    4         22.6        15            99.2
                                    11           10           70.6    2         13.0        12            83.6
                                    12            7           49.9    8         41.1        15            91.0
                                    13            1            6.0    5         24.2         6            30.2
--------------------------------------------------------------------------------------------------------------
                        SUM                      49          337.2   24        126.1        73           463.3
==============================================================================================================

 E &kOS &16D

 &100 (l0U &k2S &18D
page    1

                                                       DS                  NON-DS                 TOTAL
scale M690                          HOUR      LOADS           TONS    LOADS     TONS       LOADS          TONS
--------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
        NORTH SHORE
             05/30/99
                                    08            4           24.0    2          9.8         6            33.8
                                    09            1            6.0    1          1.8         2             7.8
                                    10            0            0.0    3          3.6         3             3.6
                                    12            1            6.0    9         39.8        10            45.8
                                    13            4           24.0    5         17.6         9            41.6
                                    14            0            0.0    1          7.0         1             7.0
--------------------------------------------------------------------------------------------------------------
                        SUM                      10           60.0   21         79.6        31           139.6
==============================================================================================================
             05/31/99
                                    08            7           45.5    1          6.0         8            51.5
                                    09           13           88.6    4         19.2        17           107.8
                                    10           11           76.6    4         22.6        15            99.2
                                    11           10           70.6    2         13.0        12            83.6
                                    12            7           49.9    8         41.1        15            91.0
                                    13            1            6.0    5         24.2         6            30.2
--------------------------------------------------------------------------------------------------------------
                        SUM                      49          337.2   24        126.1        73          463. 3
==============================================================================================================
             06/01/99
                                    01            2            8.4    0          0.0         2             8.4
                                    02           11           92.5    0          0.0        11            92.5
                                    03           13          119.9    1          8.1        14           128.0
                                    04           12          115.4    0          0.0        12           115.4
                                    05           10          109.8    1          8.2        11           118.0
                                    06            2           21.6    0          0.0         2            21.6
                                    07            3           23.7    0          0.0         3            23.7
                                    08           13           94.4    2          8.2        15           102.6
                                    09           23          224.9    5         27.3        28           252.2
                                    10           17          156.3    5         22.3        22           178.6
                                    11           24          244.4    1          1.3        25           245.7
                                    12           21          181.2    1          4.3        22           185.5
                                    13           17          156.8    3         17.9        20           174.7
                                    14           22          200.9    2         11.2        24           212.1
                                    15           13          132.2    2         15.2        15           147.4
                                    16           15          110.9    0          0.0        15           110.9
                                    17           16          134.1    0          0.0        16           134.1
                                    18           16          137.0    3         12.0        19           149.0
                                    19           12          106.8    0          0.0        12           106.8
                                    20           16          144.0    0          0.0        16           144.0
                                    21           17          154.3    0          0.0        17           154.3
                                    22            7           65.2    0          0.0         7            65.2
--------------------------------------------------------------------------------------------------------------
                        SUM                     302        2,734.7   26        136.0       328         2,870.7
==============================================================================================================
             06/02/99
                                    00           14          135.7    0          0.0        14           135.7
                                    01           17          150.3    0          0.0        17           150.3
                                    02           16          157.4    0          0.0        16           157.4

                                    03           14        132.8      1        7.2          15         140.0
                                    04           21        191.7      0        0.0          21         191.7
                                    05           15        129.8      0        0.0          15         129.8
                                    06            1         10.5      1        8.4           2          18.9
                                    07            7         56.7      1        2.6           8          59.3
                                    08           15        121.1      3       40.0          18         161.1
                                    09           13         80.2      2       28.1          15         108.3
                                    10            7         64.9      3       22.0          10          86.9
                                    11           26        295.8      1        3.6          27         299.4
                                    12           23        202.2      1        6.7          24         208.9
                                    13            7         43.7      2        6.5           9          50.2
                                    14           10         89.3      1        9.8          11          99.1
                                    15            3         36.3      1        0.9           4          37.2
                                    16           13        113.9      0        0.0          13         113.9
                                    17           18        167.7      0        0.0          18         167.7
                                    18           18        167.0      0        0.0          18         167.0
                                    19           21        202.3      0        0.0          21         202.3
                                    20           15        136.1      0        0.0          15         136.1
                                    21           19        175.3      0        0.0          19         175.3
                                    22            6         52.3      0        0.0           6          52.3
                                    23            1         10.0      0        0.0           1          10.0
------------------------------------------------------------------------------------------------------------
                     SUM                        320      2,923.0     17      135.8         337       3,058.8
============================================================================================================

                                                                          PAGE 2

                                                       DS               NON-DS                  TOTAL
scale M690                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
             06/03/99
                                    00            8         72.3      0        0.0           8          72.3
                                    01           16        125.7      0        0.0          16         125.7
                                    02           12        110.3      0        0.0          12         110.3
                                    03            6         52.3      0        0.0           6          52.3
                                    04            5         47.2      0        0.0           5          47.2
                                    05            3         35.6      1        4.9           4          40.5
                                    06            2         11.0      1        7.9           3          18.9
                                    07            7         65.7      2        8.6           9          74.3
                                    08           16        103.0      3       26.4          19         129.4
                                    09           14        115.1      4       21.8          18         136.9
                                    10            7         51.9      3       20.5          10          72.4
                                    11           24        200.1      4       37.9          28         238.0
                                    12           21        175.0      2       14.7          23         189.7
                                    13           14        119.3      5       22.6          19         141.9
                                    14           11        103.4      3       35.1          14         138.5
                                    15            7         67.0      3       16.6          10          83.6
                                    16           15        145.2      0        0.0          15         145.2
                                    17            8         71.6      1        3.3           9          74.9
                                    18           14        121.0      2        7.0          16         128.0
                                    19           13        112.4      0        0.0          13         112.4
                                    20            8         70.0      1        4.9           9          74.9
                                    21           13         96.5      0        0.0          13          96.5
                                    22            6         55.8      0        0.0           6          55.8
------------------------------------------------------------------------------------------------------------
                     SUM                        250      2,127.4     35      232.2         285       2,359.6
============================================================================================================
             06/04/99
                                    00            9         83.5      0        0.0           9           3.5

                                    01           17        160.6      0        0.0          17         160.6
                                    02           12        111.6      0        0.0          12         111.6
                                    03           13        121.9      0        0.0          13         121.9
                                    04           14        125.4      1        8.7          15         134.1
                                    05           12         96.4      1       13.1          13         109.5
                                    06            5         35.8      2       12.6           7          48.4
                                    07            1          7.9      2        7.8           3          15.7
                                    08           11         86.9      7       46.0          18         132.9
                                    09           12        106.7      3       22.0          15         128.7
                                    10            6         40.0      1        8.1           7          48.1
                                    11           27        249.2      1        3.2          28         252.4
                                    12           12         94.6      3       10.7          15         105.3
                                    13            9         58.3      3       23.8          12          82.1
                                    14            1          9.4      3       13.1           4          22.5
                                    15            0          0.0      3       33.7           3          33.7
                                    16           14        111.5      0        0.0          14         111.5
                                    17           11         98.7      0        0.0          11          98.7
                                    18           19        162.3      0        0.0          19         162.3
                                    19           22        181.3      0        0.0          22         181.3
                                    20           12        100.3      0        0.0          12         100.3
                                    21           22        188.3      0        0.0          22         188.3
                                    22            7         52.7      0        0.0           7          52.7
------------------------------------------------------------------------------------------------------------
                     SUM                        268      2,283.3     30      202.8         298       2,486.1
============================================================================================================
             06/05/99
                                    00            6         40.5      0        0.0           6          40.5
                                    01           18        165.4      0        0.0          18         165.4
                                    02           15        124.1      0        0.0          15         124.1
                                    03            5         34.8      0        0.0           5          34.8
                                    04            8         60.6      0        0.0           8          60.6
                                    05            1          6.6      1       11.4           2          18.0
                                    06            1          8.6      0        0.0           1           8.6
                                    07            4         36.4      0        0.0           4          36.4
                                    08           16        132.3      2        7.4          18         139.7
                                    09           11         90.8      2       17.9          13         108.7
                                    10            6         43.1      1        4.7           7          47.8
                                    11           29        296.5      0        0.0          29         296.5
                                    12           10         90.9      3       25.1          13         116.0
                                    13            4         33.9      0        0.0           4          33.9
                                    14            2         27.6      2       20.6           4          48.2
                                    15            1         10.5      0        0.0           1          10.5
                                    16           15        106.5      0        0.0          15         106.5
                                    17           18        143.9      0        0.0          18         143.9
                                    18           23        196.2      0        0.0          23         196.2
                                    19           15        123.4      0        0.0          15         123.4
                                    20           18        157.2      0        0.0          18         157.2

                                                                          PAGE 3

                                                       DS               NON-DS                  TOTAL
scale M690                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    21           12        103.4      0        0.0          12         103.4
                                    22            9         74.7      0        0.0           9          74.7
------------------------------------------------------------------------------------------------------------
                     SUM                        247      2,107.9     11       87.1         258       2,195.0
============================================================================================================
             06/06/99

                                    08            1          9.9      4       11.1           5          21.0
                                    09            4         41.4      1        3.5           5          44.9
                                    10            0          0.0      4       15.4           4          15.4
                                    11            3         22.5      2        5.6           5          28.1
                                    12            1          7.8      4        7.7           5          15.5
                                    13            2         15.0      7       15.0           9          30.0
                                    14            3         25.5      0        0.0           3          25.5
------------------------------------------------------------------------------------------------------------
                     SUM                         14        122.1     22       58.3          36         180.4
============================================================================================================

E &kOS &16D

SOUTH WEST MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (JUN-JUL 1998) SUMMER

                 06/29/98           TO        07/12/98
      DAY          DAY #           DATE       TONNAGE
       M            29           06/29/98         0.00
       TU           30           06/30/98         0.00
       W             1           07/01/98     1,158.20
       TH            2           07/02/98     1,032.90
       F             3           07/03/98     1,088.20
       SA            4           07/04/98         0.00
       SU            5           07/05/98       468.80
       M             6           07/06/98     1,326.20
       TU            7           07/07/98     1,062.20
       W             8           07/08/98       965.10
       TH            9           07/09/98       902.60
       F            10           07/10/98       970.80
       SA           11           07/11/98       784.40
       SU           12           07/12/98         0.00

SOUTH WEST MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (OCT 1998) FALL

                 10/12/98           TO        10/25/98
      DAY          DAY #           DATE       TONNAGE
       M            12           10/12/98         0.00
       TU           13           10/13/98     1,191.50
       W            14           10/14/98     1,457.30
       TH           15           10/15/98       893.30
       F             6           10/16/98     1,026.70
       SA           17           10/17/98       860.80
       SU           18           10/18/98         0.00
       M             9           10/19/98       924.90
       TU           20           10/20/98     1,182.50
       W             1           10/21/98       807.90
       TH           22           10/22/98       929.20
       F             3           10/23/98       180.40
       SA           24           10/24/98         0.00
       SU           25           10/25/98         0.00

SOUTH WEST MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (FEB 1999) WINTER

                 02/15/99           TO        02/28/99
      DAY          DAY #           DATE       TONNAGE
       M            15           02/15/99         0.00
       TU           16           02/16/99     1,240.60
       W            17           02/17/99     1,143.70
       TH           18           02/18/99       464.50
       F            19           02/19/99       312.00
       SA           20           02/20/99       425.70
       SU           21           02/21/99         0.00
       M            22           02/22/99       361.80
       TU           23           02/23/99       508.20
       W            24           02/24/99       466.90
       TH           25           02/25/99       396.70
       F            26           02/26/99       389.10
       SA           27           02/27/99       350.10
       SU           28           02/28/99         0.00

SOUTH WEST MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (MAY-JUN 1999) SUMMER

                 05/24/99           TO        06/06/99
      DAY          DAY #           DATE       TONNAGE
       M            24           05/24/99       631.80
       TU           25           05/25/99       510.00
       W            26           05/26/99       456.70
       TH           27           05/27/99       371.30
       F            28           05/28/99       565.40
       SA           29           05/29/99       568.30
       SU           30           05/30/99         0.00
       M            31           05/31/99         0.00
       TU            1           06/01/99       712.90
       W             2           06/02/99       669.50
       TH            3           06/03/99       628.20
       F             4           06/04/99       506.80
       SA            5           06/05/99       450.00
       SU            6           06/06/99         0.00

                          [Graph South West MTS Tonnage

                                 June-July 1998]

  &10O (l0U &k2S &18D
PAGE               1

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      SOUTH WEST MTS
             07/01/98
                                    00           19        162.0      0        0.0          19         162.0
                                    01           14        128.1      0        0.0          14         128.1
                                    02            9         84.7      0        0.0           9          84.7
                                    03            2         20.6      0        0.0           2          20.6
                                    07            2         17.7      0        0.0           2          17.7
                                    08            9         86.9      1        2.3          10          89.2
                                    09            6         58.5      0        0.0           6          58.5
                                    11           16        154.1      7       13.4          23         167.5
                                    12            2         13.2      1        3.0           3          16.2
                                    13            0          0.0      5        5.6           5           5.6
                                    14            1          6.2      0        0.0           1           6.2
                                    16            9         49.8      0        0.0           9          49.8
                                    17           15         97.1      0        0.0          15          97.1
                                    18           11         57.9      0        0.0          11          57.9
                                    19           17        102.1      0        0.0          17         102.1
                                    20            3         11.6      0        0.0           3          11.6
                                    21           13         76.6      0        0.0          13          76.6
                                    22            4          6.8      0        0.0           4           6.8
------------------------------------------------------------------------------------------------------------
                     SUM                        152      1,133.9     14       24.3         166       1,158.2
============================================================================================================
             07/02/98
                                    00            3          7.8      0        0.0           3           7.8
                                    01           24        144.7      0        0.0          24         144.7
                                    02           24        141.0      0        0.0          24         141.0
                                    03           20         89.8      0        0.0          20          89.8
                                    04            1          2.4      0        0.0           1           2.4
                                    06            0          0.0      1        2.5           1           2.5
                                    07            2         13.6      0        0.0           2          13.6
                                    08            7         57.9      2        3.5           9          61.4
                                    09           12        100.6      3        3.2          15         103.8
                                    10            7         63.0      3        7.1          10          70.1
                                    12            3         29.2      2        3.2           5          32.4
                                    13            0          0.0      2        3.6           2           3.6
                                    14            0          0.0      2        5.8           2           5.8
                                    15            0          0.0      1        1.7           1           1.7
                                    16            2         26.7      0        0.0           2          26.7
                                    17           14        138.2      0        0.0          14         138.2
                                    18            3         25.1      0        0.0           3          25.1
                                    19           10         86.0      0        0.0          10          86.0
                                    21            8         76.3      0        0.0           8          76.3
------------------------------------------------------------------------------------------------------------
                     SUM                        140      1,002.3     16       30.6         156       1,032.9
============================================================================================================
             07/03/98
                                    00           21        178.6      0        0.0          21         178.6
                                    01           10         84.4      0        0.0          10          84.4
                                    03            3          1.5      0        0.0           3          21.5
                                    05            1          5.5      0        0.0           1           5.5

                                    07            2         24.8      0        0.0           2          24.8
                                    08           11         81.7      2       10.0          13          91.7
                                    09           22        139.6      2        5.2          24         144.8
                                    10            9         67.8      2       16.3          11          84.1
                                    11            5         43.9      1        3.2           6          47.1
                                    12            2         10.6      1        2.3           3          12.9
                                    13            0          0.0      4        6.1           4           6.1
                                    14            2         14.4      2        4.7           4          19.1
                                    15           11         98.1      0        0.0          11          98.1
                                    16            9         73.6      0        0.0           9          73.6
                                    17            5         34.6      0        0.0           5          34.6
                                    19           11         78.1      0        0.0          11          78.1
                                    20            7         56.1      0        0.0           7          56.1
                                    21            4         27.1      0        0.0           4          27.1
------------------------------------------------------------------------------------------------------------
                     SUM                        135      1,040.4     14       47.8         149       1,088.2
============================================================================================================
             07/05/98
                                    08           10         85.1      3        7.2          13          92.3
                                    09           12        104.9      1        4.0          13         108.9
                                    10            6         51.0      3        7.7           9          58.7
                                    11            2         23.6      3       15.5           5          39.1
                                    12            1          4.8      1        2.7           2           7.5
                                    13            0          0.0      1        1.4           1           1.4

                                                                          PAGE 2

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    14           10         82.8      2        6.0          12          88.8
                                    15            8         72.1      0        0.0           8          72.1
------------------------------------------------------------------------------------------------------------
                     SUM                         49        424.3     14       44.5          63         468.8
============================================================================================================
             07/06/98
                                    00           11         78.4      0        0.0          11          78.4
                                    01           28        217.5      0        0.0          28         217.5
                                    02           21        145.1      0        0.0          21         145.1
                                    03           14         88.4      0        0.0          14          88.4
                                    04            8         34.4      0        0.0           8          34.4
                                    07            1          7.3      4        8.6           5          15.9
                                    08            6         51.5      1        1.4           7          52.9
                                    10           20        176.0      6       20.1          26         196.1
                                    11           10         86.8      8       30.3          18         117.1
                                    12            1          5.1      0        0.0           1           5.1
                                    13            0          0.0      2        3.3           2           3.3
                                    14            0          0.0      2        2.6           2           2.6
                                    15            0          0.0      1        1.8           1           1.8
                                    16            5         49.8      0        0.0           5          49.8
                                    17            6         62.7      0        0.0           6          62.7
                                    18            7         67.7      0        0.0           7          67.7
                                    19           10        100.7      0        0.0          10         100.7
                                    20            3         29.8      0        0.0           3          29.8
                                    21            5         48.5      0        0.0           5          48.5
                                    22            1          8.8      0        0.0           1           8.8
------------------------------------------------------------------------------------------------------------
                     SUM                        157      1,258.5     24       68.1         181       1,326.6

             07/07/98
                                    01           10         92.9      0        0.0          10          92.9
                                    02            9         79.6      0        0.0           9          79.6
                                    03            5         46.2      0        0.0           5          46.2
                                    07            0          0.0      2        3.4           2           3.4
                                    08           12        105.7      5       10.3          17         116.0
                                    09           16        129.6      2        2.1          18         131.7
                                    10            7         64.4      4        5.5          11          69.9
                                    11            9         96.8      3        4.7          12         101.5
                                    13            0          0.0      5       21.0           5          21.0
                                    15            0          0.0      1        1.3           1           1.3
                                    16            7         67.9      0        0.0           7          67.9
                                    17           10        100.3      0        0.0          10         100.3
                                    18            4         30.1      0        0.0           4          30.1
                                    19            9         88.7      0        0.0           9          88.7
                                    20            2         19.3      0        0.0           2          19.3
                                    21           10         92.4      0        0.0          10          92.4
------------------------------------------------------------------------------------------------------------
                     SUM                        110      1,013.9     22       48.3         132       1,062.2
============================================================================================================
             7/08/98
                                    00           19        176.2      0        0.0          19         176.2
                                    01           10         66.5      0        0.0          10          66.5
                                    03            2         18.2      0        0.0           2          18.2
                                    04            1         10.9      0        0.0           1          10.9
                                    07            5         46.9      2        3.8           7          50.7
                                    08           10         88.0      3        6.6          13          94.6
                                    09           13        111.1      8       15.1          21         126.2
                                    10            1          9.0      1        2.4           2          11.4
                                    11           14        147.2      1        1.5          15         148.7
                                    12            1          9.0      1        0.6           2           9.6
                                    13            0          0.0      6        9.9           6           9.9
                                    14            0          0.0      1        1.0           1           1.0
                                    16            3         19.6      0        0.0           3          19.6
                                    17           12        103.2      0        0.0          12         103.2
                                    18            5         42.0      0        0.0           5          42.0
                                    19            2         17.0      0        0.0           2          17.0
                                    20            1          7.2      0        0.0           1           7.2
                                    21            7         52.2      0        0.0           7          52.2
------------------------------------------------------------------------------------------------------------
                     SUM                        106        924.2     23       40.9         129         965.1
============================================================================================================
             07/09/98
                                    00           14        109.6      0        0.0          14         109.6
                                    01           11         93.6      0        0.0          11          93.6
                                    02            9         61.9      0        0.0           9          61.9
                                    03            2         11.6      0        0.0           2          11.6

                                                                          PAGE 3

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    05            1          5.6      0        0.0           1           5.6
                                    07            1         10.5      2        4.4           3          14.9
                                    08           13        101.0      1        1.6          14         102.6
                                    09           11         84.8      3        6.5          14          91.3

                                    10            7         57.5      1        0.5           8          58.0
                                    11            4         43.6      0        0.0           4          43.6
                                    12            4         42.8      3        8.6           7          51.4
                                    13            0          0.0      4        8.6           4           8.6
                                    14            0          0.0      2        4.0           2           4.0
                                    15            0          0.0      2        5.1           2           5.1
                                    16            3         23.7      0        0.0           3          23.7
                                    17            6         39.9      0        0.0           6          39.9
                                    18            4          417      0        0.0           4          41.7
                                    19            7         62.1      0        0.0           7          62.1
                                    20            1         10.6      0        0.0           1          10.6
                                    21            7         62.8      0        0.0           7          62.8
------------------------------------------------------------------------------------------------------------
                     SUM                        105        863.3     18       39.3         123         902.6
============================================================================================================
             07/10/98
                                    00           12         80.9      0        0.0          12          80.9
                                    01           18        159.8      0        0.0          18         159.8
                                    02            4         36.7      0        0.0           4          36.7
                                    07            2         19.2      2        3.9           4          23.1
                                    08           10         74.9      1        0.9          11          75.8
                                    09           16        117.0      4        7.8          20         124.8
                                    10           11         66.0      2        5.3          13          71.3
                                    11           14         99.2      4        7.7          18         106.9
                                    12            3         21.8      1        1.3           4          23.1
                                    13            1         22.3      4        5.5           5          27.8
                                    14            0          0.0      5        9.3           5           9.3
                                    15            0          0.0      2        5.7           2           5.7
                                    16            6         42.4      0        0.0           6          42.4
                                    17           12         92.2      0        0.0          12          92.2
                                    18            1          7.5      0        0.0           1           7.5
                                    19            2         12.7      0        0.0           2          12.7
                                    20            1          7.0      0        0.0           1           7.0
                                    21            8         63.8      0        0.0           8          63.8
------------------------------------------------------------------------------------------------------------
                     SUM                        121        923.4     25       47.4         146         970.8
============================================================================================================
             07/11/98
                                    00           14        112.2      0        0.0          14         112.2
                                    01            7         44.2      0        0.0           7          44.2
                                    02            1          7.0      0        0.0           1           7.0
                                    05            1          9.7      0        0.0           1           9.7
                                    07            2         12.7      0        0.0           2          12.7
                                    08           14        127.8      1        0.6          15         128.4
                                    09            9         68.1      1        0.6          10          68.7
                                    10            3         22.5      2        3.2           5          25.7
                                    11            3         28.4      2        3.7           5          32.1
                                    12            0          0.0      2        1.6           2           1.6
                                    13            1          6.4      3        3.3           4           9.7
                                    15            0          0.0      1        1.0           1           1.0
                                    16            3         29.7      0        0.0           3          29.7
                                    17            1          3.5      0        0.0           1           3.5
                                    18            6         58.9      0        0.0           6          58.9
                                    19            9         86.4      0        0.0           9          86.4
                                    20           12         93.2      0        0.0          12          93.2
                                    21            7         59.7      0        0.0           7          59.7
------------------------------------------------------------------------------------------------------------

                     SUM                        93       770.4       12       14.0         105       784.4
============================================================================================================

E &kOS &16D

                          [Graph South West MTS Tonnage

                                  October 1998]

&100 (10U &k2S &18D
PAGE   1

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
         SOUTH WEST MTS
             10/13/98
                                    03            1         14.0      0          0        0.01          14.0
                                    05            1         15.5      0        0.0           1          15.5
                                    06            1         16.4      0        0.0           1          16.4
                                    07            7         80.5      3        9.7          10          90.2
                                    08           10        110.5      0        0.0          10         110.5
                                    09           19        201.6      1        2.7          20         204.3
                                    10           11         97.4      2        2.1          13          99.5
                                    12           12        126.1      3        6.5          15         132.6
                                    13            6         63.8      8       13.9          14          77.7
                                    14            8         85.1      2        1.8          10          86.9
                                    15           18        156.8      1        1.4          19         158.2
                                    16            2         12.4      0        0.0           2          12.4
                                    17            6         66.2      0        0.0           6          66.2
                                    18            3         27.9      0        0.0           3          27.9
                                    19            1         10.8      0        0.0           1          10.8
                                    21            1          6.9      0        0.0           1           6.9
                                    22            1         12.6      0        0.0           1          12.6
                                    23            4         48.9      0        0.0           4          48.9
------------------------------------------------------------------------------------------------------------
                     SUM                        112      1,153.4     20       38.1         132       1,191.5
============================================================================================================
             10/14/98
                                    01           24        248.6      0        0.0          24         248.6
                                    02           29        305.4      0        0.0          29         305.4
                                    03           11        115.4      0        0.0          11         115.4
                                    07            2         24.2      2       11.0           4          35.2
                                    08           12        108.8      1        1.3          13         110.1
                                    09            9         95.7      1        0.9          10          96.6
                                    10            1         10.9      2       18.6           3          29.5
                                    11           12        129.9      5       23.9          17         153.8
                                    12            7         67.5      0        0.0           7          67.5
                                    13            6         55.4      3       13.0           9          68.4
                                    14            1          9.1      0        0.0           1           9.1
                                    15            5         35.5      1        0.2           6          35.7
                                    16            9         95.6      1        1.3          10          96.9
                                    17            1          4.5      0        0.0           1           4.5
                                    18            1         13.1      0        0.0           1          13.1
                                    19            1          9.3      1        0.7           2          10.0
                                    20            1         17.6      0        0.0           1          17.6
                                    21            5         38.9      0        0.0           5          38.9
                                    22            0          0.0      1        1.0           1           1.0
------------------------------------------------------------------------------------------------------------
                     SUM                        137      1,385.4     18       71.9         155       1,457.3
============================================================================================================
             10/15/98
                                    00           15        106.6      0        0.0          15         106.6
                                    01           21        163.1      0        0.0          21         163.1
                                    02           18         95.4      0        0.0          18          95.4
                                    03            9         20.0      0        0.0           9          20.0

                                    04            7         21.2      0        0.0           7          21.2
                                    07            3         29.4      0        0.0           3          29.4
                                    08            1         10.4      3        3.0           4          13.4
                                    09            2         18.8      1        0.2           3          19.0
                                    10            0          0.0      3        4.7           3           4.7
                                    11            9         90.9      1        1.0          10          91.9
                                    14            0          0.0      2        7.0           2           7.0
                                    16            5         44.3      0        0.0           5          44.3
                                    17            7         56.8      0        0.0           7          56.8
                                    18            5         42.5      0        0.0           5          42.5
                                    19            7         60.3      0        0.0           7          60.3
                                    20            4         30.7      0        0.0           4          30.7
                                    21            9         82.8      0        0.0           9          82.8
                                    22            1          4.2      0        0.0           1           4.2
------------------------------------------------------------------------------------------------------------
                     SUM                        123        877.4     10       15.9         133         893.3
============================================================================================================
             10/16/98
                                    00           19        193.8      0        0.0          19         193.8
                                    01           12        123.4      0        0.0          12         123.4
                                    04            2         19.3      0        0.0           2          19.3
                                    07            2         16.6      4        9.5           6          26.1
                                    08            2         19.7      4       10.5           6          30.2
                                    09            4         35.7      1        0.5           5          36.2

                                                                          PAGE 2

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    10           13        118.7      3        4.2          16         122.9
                                    11            8         75.4      2        1.4          10          76.8
                                    12            1          9.3      2        3.5           3          12.8
                                    13            9         79.1      7       18.9          16          98.0
                                    15            0          0.0      3        6.2           3           6.2
                                    16           10         71.8      0        0.0          10          71.8
                                    17           12         88.9      0        0.0          12          88.9
                                    18            4         29.3      0        0.0           4          29.3
                                    20            3         25.8      0        0.0           3          25.8
                                    21            9         65.2      0        0.0           9          65.2
------------------------------------------------------------------------------------------------------------
                     SUM                        110        972.0     26       54.7         136       1,026.7
============================================================================================================
             10/17/98
                                    00           15        116.0      0        0.0          15         116.0
                                    01            6         50.4      0        0.0           6          50.4
                                    02            2         20.8      0        0.0           2          20.8
                                    07            2         16.3      0        0.0           2          16.3
                                    08            4         37.8      2        3.6           6          41.4
                                    09            3         29.1      1        0.5           4          29.6
                                    10            5         35.9      1        2.3           6          38.2
                                    11            7         68.1      1        2.0           8          70.1
                                    12            6         60.2      0        0.0           6          60.2
                                    13            6         41.5      4       10.8          10          52.3
                                    14            1          9.7      1        1.5           2          11.2
                                    17            4         30.0      0        0.0           4          30.0
                                    18           17        125.3      0        0.0          17         125.3
                                    19           16        139.6      0        0.0          16         139.6

                                    20            6         59.4      0        0.0           6          59.4
------------------------------------------------------------------------------------------------------------
                     SUM                        100        840.1     10       20.7         110         860.8
============================================================================================================
             10/19/98
                                    00            2         14.7      0        0.0           2          14.7
                                    01            5         33.1      0        0.0           5          33.1
                                    02            7         55.9      0        0.0           7          55.9
                                    07            3         24.9      2        3.7           5          28.6
                                    08            2         23.6      1        1.2           3          24.8
                                    09           11        104.4      3        4.9          14         109.3
                                    10            4         48.3      0        0.0           4          48.3
                                    11           15        160.0      3        5.0          18         165.0
                                    12            6         49.6      2        1.9           8          51.5
                                    13            7         68.6      2        5.0           9          73.6
                                    14            0          0.0      1        2.4           1           2.4
                                    15            0          0.0      1        0.4           1           0.4
                                    16            3         23.7      0        0.0           3          23.7
                                    17            5         49.9      0        0.0           5          49.9
                                    18            2         20.7      0        0.0           2          20.7
                                    19           13        119.6      0        0.0          13         119.6
                                    20            4         38.2      0        0.0           4          38.2
                                    21            7         65.2      0        0.0           7          65.2
------------------------------------------------------------------------------------------------------------
                     SUM                         96        900.4     15       24.5         111         924.9
============================================================================================================
             10/20/98
                                    01           20        111.1      0        0.0          20         111.1
                                    02           13         98.9      0        0.0          13          98.9
                                    03           15         92.0      0        0.0          15          92.0
                                    04            6         33.4      0        0.0           6          33.4
                                    05           13         40.3      0        0.0          13          40.3
                                    06            9         16.2      0        0.0           9          16.2
                                    07            2         20.3      2        3.4           4          23.7
                                    08            5         44.6      0        0.0           5          44.6
                                    09            8         69.7      3        5.1          11          74.8
                                    10            3         26.8      1        2.6           4          29.4
                                    11            6         62.5      1        0.3           7          62.8
                                    12            9         85.5      0        0.0           9          85.5
                                    13           10         75.2      9       22.6          19          97.8
                                    14            1          2.8      0        0.0           1           2.8
                                    15            0          0.0      2        6.5           2           6.5
                                    16            6         49.3      1        1.5           7          50.8
                                    17           19        154.7      0        0.0          19         154.7
                                    18            7         56.2      0        0.0           7          56.2
                                    19            5         45.3      0        0.0           5          45.3
                                    20            2         18.8      0        0.0           2          18.8
                                    21            4         32.8      0        0.0           4          32.8

                                                                          PAGE 3

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    22            1          4.1      0        0.0           1           4.1
------------------------------------------------------------------------------------------------------------
                     SUM                        164      1,140.5     19       42.0         183       1,182.5
============================================================================================================

             10/21/98
                                    00            8         70.8      0        0.0           8          70.8
                                    02            3         18.7      0        0.0           3          18.7
                                    03            8         63.1      0        0.0           8          63.1
                                    04            1          6.1      0        0.0           1           6.1
                                    07            2         17.5      2        1.6           4          19.1
                                    08            1         10.8      4        7.8           5          18.6
                                    09            7         72.5      2        2.9           9          75.4
                                    10            6         60.7      1        3.2           7          63.9
                                    11            7         72.4      4       19.6          11          92.0
                                    12            8         80.4      0        0.0           8          80.4
                                    13            5         46.1      3        6.9           8          53.0
                                    14            0          0.0      1        2.6           1           2.6
                                    16            9         87.8      0        0.0           9          87.8
                                    17            5         48.2      0        0.0           5          48.2
                                    19            6         43.9      0        0.0           6          43.9
                                    20            2         20.5      0        0.0           2          20.5
                                    21            6         43.8      0        0.0           6          43.8
------------------------------------------------------------------------------------------------------------
                     SUM                         84        763.3     17       44.6         101         807.9
============================================================================================================
             10/22/98
                                    00           19        155.3      0        0.0          19         155.3
                                    01            7         53.9      0        0.0           7          53.9
                                    02            3         18.8      0        0.0           3          18.8
                                    03            2         15.5      0        0.0           2          15.5
                                    07            2         15.8      1        1.3           3          17.1
                                    08            3         26.2      1        1.2           4          27.4
                                    09           12        102.4      6        6.7          18         109.1
                                    10            6         51.9      2        3.3           8          55.2
                                    11            6         55.3      2        5.2           8          60.5
                                    12            0          0.0      1        1.6           1           1.6
                                    13           12         90.9      5       22.0          17         112.9
                                    14            0          0.0      1        0.3           1           0.3
                                    15            0          0.0      2       17.1           2          17.1
                                    16            6         38.6      0        0.0           6          38.6
                                    17           11         78.0      0        0.0          11          78.0
                                    18            2         10.7      0        0.0           2          10.7
                                    19            8         55.4      0        0.0           8          55.4
                                    21           12         88.7      0        0.0          12          88.7
                                    22            1         13.1      0        0.0           1          13.1
------------------------------------------------------------------------------------------------------------
                     SUM                        112        870.5     21       58.7         133         929.2
============================================================================================================
             10/23/98
                                    00           12         89.2      0        0.0          12          89.2
                                    01            6         41.8      0        0.0           6          41.8
                                    02            6         49.4      0        0.0           6          49.4
------------------------------------------------------------------------------------------------------------
                     SUM                         24        180.4      0        0.0          24         180.4
============================================================================================================

E &kOS &16D

                          [Graph South West MTS Tonnage

                                 February 1999]

  &100 (10U &k2S &18D
PAGE   1

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
          SOUTH WEST MTS
             02/16/99
                                    02            1          9.4      0        0.0           1           9.4
                                    03            3         20.6      0        0.0           3          20.6
                                    04            3         21.8      0        0.0           3          21.8
                                    05            2         19.1      0        0.0           2          19.1
                                    06            5         48.6      1        2.2           6          50.8
                                    07            5         56.7      2        3.6           7          60.3
                                    08           13        126.8      1        0.8          14         127.6
                                    09           17        145.7      4        8.7          21         154.4
                                    11            8         73.7      6       13.2          14          86.9
                                    12           21        195.8      2        5.0          23         200.8
                                    13            3         30.2      4        6.4           7          36.6
                                    14            0          0.0      3        5.2           3           5.2
                                    15           10         76.1      3        4.7          13          80.8
                                    16           11         82.1      0        0.0          11          82.1
                                    17           13        126.5      0        0.0          13         126.5
                                    19            8         80.9      0        0.0           8          80.9
                                    20            3         25.5      0        0.0           3          25.5
                                    21            3         34.6      0        0.0           3          34.6
                                    23            3         16.7      0        0.0           3          16.7
------------------------------------------------------------------------------------------------------------
                     SUM                        132      1,190.8     26       49.8         158       1,240.6
============================================================================================================
             02/17/99
                                    00            7         56.6      0        0.0           7          56.6
                                    01            7         69.6      0        0.0           7          69.6
                                    02            7         68.0      0        0.0           7          68.0
                                    03            7         71.6      0        0.0           7          71.6
                                    04            1          6.2      0        0.0           1           6.2
                                    05            1         10.1      0        0.0           1          10.1
                                    06            2         24.3      0        0.0           2          24.3
                                    07            0          0.0      1        1.5           1           1.5
                                    08            6         63.4      1        1.2           7          64.6
                                    09           11         94.1      1        0.9          12          95.0
                                    11           12        126.1      4        7.6          16         133.7
                                    12           15        135.3      1        2.3          16         137.6
                                    13            2         16.3      3        4.6           5          20.9
                                    15            0          0.0      1        0.8           1           0.8
                                    16            1          7.2      0        0.0           1           7.2
                                    17            7         58.7      0        0.0           7          58.7
                                    18           11        101.1      0        0.0          11         101.1
                                    19           13        123.5      0        0.0          13         123.5
                                    20            4         36.9      0        0.0           4          36.9
                                    21            7         55.8      0        0.0           7          55.8
------------------------------------------------------------------------------------------------------------
                     SUM                        121      1,124.8     12       18.9         133       1,143.7
============================================================================================================
             02/18/99
                                    00            4         16.0      0        0.0           4          16.0
                                    01           11         38.4      0        0.0          11          38.4

                                    02            2          5.3      0        0.0           2           5.3
                                    03           10         29.2      0        0.0          10          29.2
                                    04            1          2.1      0        0.0           1           2.1
                                    05            6         20.7      0        0.0           6          20.7
                                    06            6         12.4      0        0.0           6          12.4
                                    07            1          1.2      0        0.0           1           1.2
                                    08            3         30.4      2        6.4           5          36.8
                                    09            9         78.5      2        6.8          11          85.3
                                    10            1          8.5      3        4.7           4          13.2
                                    11            1          5.7      2        5.6           3          11.3
                                    12            6         51.0      2        4.5           8          55.5
                                    13            2         19.7      2        2.6           4          22.3
                                    14            1         10.6      2        6.0           3          16.6
                                    15            1          7.8      0        0.0           1           7.8
                                    18            4         25.5      0        0.0           4          25.5
                                    20            2         16.6      0        0.0           2          16.6
                                    21            4         29.6      0        0.0           4          29.6
                                    23            0          0.0      1       18.7           1          18.7
------------------------------------------------------------------------------------------------------------
                     SUM                         75        409.2     16       55.3          91         464.5
============================================================================================================
             02/19/99
                                    06            2         15.5      0        0.0           2          15.5
                                    07            0          0.0      2        4.3           2           4.3

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    08            3         24.4      0        0.0           3          24.4
                                    09            7         58.3      1        0.6           8          58.9
                                    11            5         41.3      5        9.8          10          51.1
                                    12           10         85.5      0        0.0          10          85.5
                                    13            0          0.0      5        6.7           5           6.7
                                    14            2         17.7      4        8.9           6          26.6
                                    16            1          1.4      0        0.0           1           1.4
                                    17            1         10.1      0        0.0           1          10.1
                                    18            2         12.3      0        0.0           2          12.3
                                    19            2         15.2      0        0.0           2          15.2
------------------------------------------------------------------------------------------------------------
                     SUM                         35        281.7     17       30.3          52         312.0
============================================================================================================
             02/20/99
                                    00            8         27.1      0        0.0           8          27.1
                                    01           16         57.2      0        0.0          16          57.2
                                    02            4         10.4      0        0.0           4          10.4
                                    03            5         11.2      0        0.0           5          11.2
                                    05            4          7.9      0        0.0           4           7.9
                                    06            2         16.4      0        0.0           2          16.4
                                    08            2         14.1      0        0.0           2          14.1
                                    09            9         87.5      1        2.1          10          89.6
                                    10            1          7.0      2        4.1           3          11.1
                                    11            2         16.0      1        1.9           3          17.9
                                    12           10         77.9      0        0.0          10          77.9
                                    13            0          0.0      2        2.0           2           2.0
                                    14            0          0.0      1        2.5           1           2.5
                                    16            2         16.4      0        0.0           2          16.4
                                    18            3         25.6      0        0.0           3          25.6

                                    19            6         38.4      0        0.0           6          38.4
------------------------------------------------------------------------------------------------------------
                     SUM                         74        413.1      7       12.6          81         425.7
============================================================================================================
             02/22/99
                                    01            1          5.6      0        0.0           1           5.6
                                    06            1          8.2      0        0.0           1           8.2
                                    07            0          0.0      1        1.5           1           1.5
                                    08            2         11.8      3        5.3           5          17.1
                                    09            7         71.0      1        2.4           8          73.4
                                    10            7         50.1      6       10.7          13          60.8
                                    11            2         11.7      4        5.8           6          17.5
                                    12           14        114.3      0        0.0          14         114.3
                                    13            2         17.6      4        8.1           6          25.7
                                    14            0          0.0      1        2.5           1           2.5
                                    15            0          0.0      2        2.4           2           2.4
                                    17            1          1.5      0        0.0           1           1.5
                                    19            4         31.3      0        0.0           4          31.3
------------------------------------------------------------------------------------------------------------
                     SUM                         41        323.1     22       38.7          63         361.8
============================================================================================================
             02/23/99
                                    02            1          4.8      1       14.5           2          19.3
                                    03            2         10.0      2       28.3           4          38.3
                                    05            1          8.5      0        0.0           1           8.5
                                    06            1          7.6      0        0.0           1           7.6
                                    08            5         45.8      0        0.0           5          45.8
                                    09            6         45.8      1        2.0           7          47.8
                                    10            0          0.0      1        1.1           1           1.1
                                    ll            4         35.7      6       12.1          10          47.8
                                    12           16        136.6      3        8.1          19         144.7
                                    13            1          8.8      4       19.8           5          28.6
                                    14            0          0.0      2        4.2           2           4.2
                                    15            0          0.0      2        3.4           2           3.4
                                    16            1          4.8      0        0.0           1           4.8
                                    17            1         11.0      0        0.0           1          11.0
                                    18            1          8.7      0        0.0           1           8.7
                                    19            4         34.9      0        0.0           4          34.9
                                    22            1          6.1      2       29.4           3          35.5
                                    23            0          0.0      1       16.2           1          16.2
------------------------------------------------------------------------------------------------------------
                     SUM                         45        369.1     25      139.1          70         508.2
============================================================================================================
             02/24/99
                                    00            1          5.0      4       67.1           5          72.1
                                    02            1          4.9      0        0.0           1           4.9
                                    05            2         16.0      0        0.0           2          16.0

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    07            0          0.0      1        1.9           1           1.9
                                    08            1          6.1      1        0.5           2           6.6
                                    09            9         86.9      2        1.9          11          88.8
                                    10            5         46.1      4        7.8           9          53.9
                                    11            4         35.5      0        0.0           4          35.5
                                    13            8         65.4      7       10.9          15          76.3

                                    14            0          0.0      2        1.1           2           1.1
                                    15            0          0.0      2        2.0           2           2.0
                                    16            1         11.5      0        0.0           1          11.5
                                    17            1          9.2      0        0.0           1           9.2
                                    18            3         24.3      0        0.0           3          24.3
                                    19            2         14.7      0        0.0           2          14.7
                                    21            5         38.6      0        0.0           5          38.6
                                    22            1          9.5      0        0.0           1           9.5
------------------------------------------------------------------------------------------------------------
                     SUM                         44        373.7     23       93.2          67         466.9
============================================================================================================
             02/25/99
                                    01           11         53.3      0        0.0          11          53.3
                                    02            9         36.6      0        0.0           9          36.6
                                    03            9         20.8      0        0.0           9          20.8
                                    04           10         20.6      0        0.0          10          20.6
                                    05            2         13.6      0        0.0           2          13.6
                                    07            0          0.0      2        3.3           2           3.3
                                    08            0          0.0      1        1.8           1           1.8
                                    09            8         63.2      2        3.3          10          66.5
                                    10            2         11.9      1        0.5           3          12.4
                                    11            2         18.3      1        0.9           3          19.2
                                    12            9         68.1      0        0.0           9          68.1
                                    14            4         23.9      3        3.4           7          27.3
                                    15            0          0.0      3        7.3           3           7.3
                                    16            1          8.5      0        0.0           1           8.5
                                    17            1          7.1      0        0.0           1           7.1
                                    18            5         21.9      0        0.0           5          21.9
                                    19            1          8.4      0        0.0           1           8.4
------------------------------------------------------------------------------------------------------------
                     SUM                         74        376.2     13       20.5          87         396.7
============================================================================================================
             02/26/99
                                    00            2          9.2      0        0.0           2           9.2
                                    01            3         22.8      0        0.0           3          22.8
                                    02            1          7.3      0        0.0           1           7.3
                                    05            1          6.0      0        0.0           1           6.0
                                    06            1          7.9      0        0.0           1           7.9
                                    07            0          0.0      2        4.0           2           4.0
                                    08            3         18.8      3        3.0           6          21.8
                                    09            7         55.7      3        4.6          10          60.3
                                    10            3         29.2      6       14.1           9          43.3
                                    11            0          0.0      5       21.4           5          21.4
                                    12           12         88.1      2       15.4          14         103.5
                                    13            2         11.9      3        4.6           5          16.5
                                    14            0          0.0      4        5.4           4           5.4
                                    15            0          0.0      3        6.1           3           6.1
                                    16            1          3.8      0        0.0           1           3.8
                                    17            1          3.1      1        2.0           2           5.1
                                    18            3         24.9      1        1.4           4          26.3
                                    19            1          7.0      0        0.0           1           7.0
                                    21            1          7.1      0        0.0           1           7.1
                                    22            1          4.3      0        0.0           1           4.3
------------------------------------------------------------------------------------------------------------
                     SUM                         43        307.1     33       82.0          76         389.1
============================================================================================================
             02/27/99

                                    02            2         15.4      0        0.0           2          15.4
                                    03            3         24.5      0        0.0           3          24.5
                                    08            4         34.8      0        0.0           4          34.8
                                    09            7         58.8      0        0.0           7          58.8
                                    10            1          9.7      0        0.0           1           9.7
                                    11            1          8.5      1        0.3           2           8.8
                                    12            9         68.0      1        2.3          10          70.3
                                    13            2          9.9      2        1.1           4          11.0
                                    14            0          0.0      1        3.9           1           3.9
                                    15            0          0.0      1        0.4           1           0.4
                                    16            1          8.6      0        0.0           1           8.6
                                    17            3         20.0      0        0.0           3          20.0
                                    18            7         48.9      0        0.0           7          48.9

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    19            3         17.5      0        0.0           3          17.5
                                    20            1         10.7      0        0.0           1          10.7
                                    21            1          6.8      0        0.0           1           6.8
------------------------------------------------------------------------------------------------------------
                     SUM                         45        342.1      6        8.0          51         350.1
============================================================================================================

E &kOS &16D

                         [Graph North Shore MTS Tonnage

                                 May-June 1999]

&100 (10U &k2S &18D
PAGE   1

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
        SOUTH WEST MTS
             05/24/99
                                    00            3         23.9      0        0.0           3          23.9
                                    01            8         56.9      0        0.0           8          56.9
                                    02            6         21.1      0        0.0           6          21.1
                                    03            8         15.9      0        0.0           8          15.9
                                    04            5          7.5      0        0.0           5           7.5
                                    05           11         14.0      0        0.0          11          14.0
                                    06            8          9.7      2        5.4          10          15.1
                                    07            3         22.3      2        4.9           5          27.2
                                    08            8         88.3      3        9.1          11          97.4
                                    09            2         22.8      2       14.8           4          37.6
                                    10            3         35.6      1        1.6           4          37.2
                                    11           19        188.2      4        5.3          23         193.5
                                    12            1          9.5      0        0.0           1           9.5
                                    13            0          0.0      3       11.4           3          11.4
                                    14            0          0.0      1        1.8           1           1.8
                                    17            2         25.2      0        0.0           2          25.2
                                    18            1          7.7      0        0.0           1           7.7
                                    19            1         13.6      0        0.0           1          13.6
                                    20            1         10.1      0        0.0           1          10.1
                                    21            1          5.2      0        0.0           1           5.2
------------------------------------------------------------------------------------------------------------
                     SUM                         91        577.5     18       54.3         109         631.8
============================================================================================================
             05/25/99
                                    01            1          3.4      0        0.0           1           3.4
                                    06            1          9.9      0        0.0           1           9.9
                                    07            4         42.5      1        1.7           5          44.2
                                    08            7         79.6      5        9.0          12          88.6
                                    09            6         47.2      4       10.7          10          57.9
                                    10            2         23.5      3        7.6           5          31.1
                                    11           19        192.1      2        5.8          21         197.9
                                    12            1          6.9      3        7.7           4          14.6
                                    13            0          0.0      3        3.6           3           3.6
                                    14            0          0.0      2        6.7           2           6.7
                                    17            1         12.8      0        0.0           1          12.8
                                    18            2         11.6      0        0.0           2          11.6
                                    20            1          9.7      0        0.0           1           9.7
                                    21            2         13.8      0        0.0           2          13.8
                                    22            1          4.2      0        0.0           1           4.2
------------------------------------------------------------------------------------------------------------
                     SUM                         48        457.2     23       52.8          71         510.0
============================================================================================================
             05/26/99
                                    03            2         10.8      0        0.0           2          10.8
                                    07            3         32.2      0        0.0           3          32.2
                                    08            5         53.8      2        3.1           7          56.9
                                    09            6         60.6      1        1.4           7          62.0
                                    10            6         55.4      3        2.6           9          58.0
                                    11           14        143.9      4       24.3          18         168.2

                                    13            0          0.0      7       24.2           7          24.2
                                    14            0          0.0      2        2.8           2           2.8
                                    17            3         25.0      0        0.0           3          25.0
                                    18            1         10.5      0        0.0           1          10.5
                                    20            1          1.9      0        0.0           1           1.9
                                    21            1          4.2      0        0.0           1           4.2
------------------------------------------------------------------------------------------------------------
                     SUM                         42        398.3     19       58.4          61         456.7
============================================================================================================
             05/27/99
                                    07            4         39.2      0        0.0           4          39.2
                                    08            3         35.8      3        6.6           6          42.4
                                    09            5         44.0      2        5.6           7          49.6
                                    10            2         13.7      0        0.0           2          13.7
                                    11           16        153.5      1        2.5          17         156.0
                                    12            3         26.7      0        0.0           3          26.7
                                    13            0          0.0      4       10.5           4          10.5
                                    14            0          0.0      2        2.7           2           2.7
                                    15            0          0.0      1        1.6           1           1.6
                                    17            2         14.2      0        0.0           2          14.2
                                    18            2          7.0      0        0.0           2           7.0
                                    21            1          4.4      0        0.0           1           4.4
                                    22            1          3.3      0        0.0           1           3.3
------------------------------------------------------------------------------------------------------------

                                                                          PAGE 2

                                                       DS              NON-DS                   TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                     SUM                         39        341.8     13       29.5         52          371.3
============================================================================================================
             05/28/99
                                    00            9         37.3      0        0.0           9          37.3
                                    01           10         52.6      0        0.0          10          52.6
                                    02            9         30.8      0        0.0           9          30.8
                                    03           10         18.3      0        0.0          10          18.3
                                    04            5         10.5      0        0.0           5          10.5
                                    05            4         11.6      0        0.0           4          11.6
                                    07            5         44.0      1        1.3           6          45.3
                                    08            5         48.4      3        4.3           8          52.7
                                    09            5         47.1      3        3.0           8          50.1
                                    10            8         81.7      0        0.0           8          81.7
                                    11            3         32.8      1        0.8           4          33.6
                                    12            9         82.2      6       13.2          15          95.4
                                    13            1          0.5      8       22.0           9          22.5
                                    14            0          0.0      2        3.6           2           3.6
                                    15            0          0.0      1        2.2           1           2.2
                                    16            0          0.0      1        2.2           1           2.2
                                    18            1          3.7      0        0.0           1           3.7
                                    20            1          5.1      0        0.0           1           5.1
                                    21            1          6.2      0        0.0           1           6.2
------------------------------------------------------------------------------------------------------------
                     SUM                         86        512.8     26       52.6         112         565.4
============================================================================================================
             05/29/99
                                    07            2         20.6      1        1.8           3          22.4
                                    08            6         62.8      1        3.2           7          66.0
                                    09            6         53.0      0        0.0           6          53.0

                                    10            2         18.7      4        7.0           6          25.7
                                    11           14        126.4      1        0.7          15         127.1
                                    12            0          0.0      2        3.3           2           3.3
                                    13            2         14.9      1        2.5           3          17.4
                                    14            0          0.0      2        3.3           2           3.3
                                    16            1          5.8      0        0.0           1           5.8
                                    17            1          6.9      0        0.0           1           6.9
                                    18            6         45.5      0        0.0           6          45.5
                                    19            3         28.4      0        0.0           3          28.4
                                    20           10         75.1      0        0.0          10          75.1
                                    21            7         60.9      0        0.0           7          60.9
                                    22            4         27.5      0        0.0           4          27.5
------------------------------------------------------------------------------------------------------------
                     SUM                         64        546.5     12       21.8          76         568.3
============================================================================================================

E &k0S &16D

&10O  (10U &k2S &18D
page  1

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
         SOUTH WEST MTS
             06/01/99
                                    00            1          4.1      0        0.0           1           4.1
                                    01            2          4.9      0        0.0           2           4.9
                                    02            2          1.5      0        0.0           2           1.5
                                    03            1          8.4      0        0.0           1           8.4
                                    05            7         78.8      0        0.0           7          78.8
                                    06            4         41.9      1        0.6           5          42.5
                                    07            5         50.4      3        3.9           8          54.3
                                    08            5         52.2      7       12.0          12          64 2
                                    09            6         51.3      6       23.2          12          74.5
                                    10            6         61.1      3        5.9           9          67.0
                                    11            7         69.4      0        0.0           7          69.4
                                    13            1         10.3      9       16.9          10          27.2
                                    15            1          6.0      0        0.0           1           6.0
                                    17            1         14.3      0        0.0           1          14.3
                                    18            5         61.4      0        0.0           5          61.4
                                    19            3         29.0      0        0.0           3          29.0
                                    20            2         22.7      0        0.0           2          22.7
                                    21            6         67.3      0        0.0           6          67.3
                                    22            1         15.4      0        0.0           1          15.4
------------------------------------------------------------------------------------------------------------
                     SUM                         66        650.4     29       62.5          95         712.9
============================================================================================================
             06/02/99
                                    01            1          1.7      0        0.0           1           1.7
                                    02            1          0.9      0        0.0           1           0.9
                                    03            1          3.8      0        0.0           1           3.8
                                    07            1         13.5      1        1.4           2          14.9
                                    08            7         84.3      4        3.4          11          87.7
                                    09            5         51.0      5       11.2          10          62.2
                                    10            4         40.3      1        1.7           5          42.0
                                    11           11        110.0      1        1.2          12         111.2
                                    12            6         67.9      0        0.0           6          67.9
                                    13            2         19.3      5        5.3           7          24.6
                                    14            1          6.0      4        6.3           5          12.3
                                    16            1          1.0      0        0.0           1           1.0
                                    18            9        100.1      0        0.0           9         100.1
                                    19            3         31.4      0        0.0           3          31.4
                                    20            6         59.7      0        0.0           6          59.7
                                    21            4         48.1      0        0.0           4          48.1
------------------------------------------------------------------------------------------------------------
                     SUM                         63        639.0     21       30.5          84         669.5
============================================================================================================
             06/03/99
                                    00            1          3.6      0        0.0           1           3.6
                                    01            8         54.2      0        0.0           8          54.2
                                    02            3         20.9      0        0.0           3          20.9
                                    03            5         26.3      0        0.0           5          26.3
                                    04            2         10.7      0        0.0           2          10.7
                                    05            5         24.1      0        0.0           5          24.1

                                    06            5         26.3      0        0.0           5          26.3
                                    07            4         31.8      2        3.8           6          35.6
                                    08            1          5.6      1        4.1           2           9.7
                                    09            3         18.4      5       27.2           8          45.6
                                    10            1          5.9      3        4.5           4          10.4
                                    11           10        112.2      0        0.0          10         112.2
                                    12           11        112.9      0        0.0          11         112.9
                                    13            0          0.0      7       13.2           7          13.2
                                    14            0          0.0      2        5.4           2           5.4
                                    15            0          0.0      1        1.8           1           1.8
                                    17            2         18.3      1        1.8           3          20.1
                                    18            2         13.8      1        1.6           3          15.4
                                    19            3         17.5      1        2.0           4          19.5
                                    20            4         37.4      0        0.0           4          37.4
                                    21            3         22.9      0        0.0           3          22.9
------------------------------------------------------------------------------------------------------------
                     SUM                         73        562.8     24       65.4          97         628.2
============================================================================================================
             06/04/99
                                    00            2          5.2      0        0.0           2           5.2
                                    01           11         50.2      0        0.0          11          50.2
                                    02            8         31.9      0        0.0           8          31.9
                                    03            7         19.7      0        0.0           7          19.7
                                    04            4         20.2      0        0.0           4          20.2

                                                                          PAGE 2

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    05            3         16.3      0        0.0           3          16.3
                                    06            3          4.9      1        1.8           4           6.7
                                    07            2         20.6      1        1.4           3          22.0
                                    08            4         36.0      3        4.4           7          40.4
                                    09            1          6.2      0        0.0           1           6.2
                                    10            6         56.2      5        8.8          11          65.0
                                    11           18        157.9      3        6.4          21         164.3
                                    12            2         11.8      0        0.0           2          11.8
                                    13            0          0.0      3        6.3           3           6.3
                                    14            0          0.0      1        0.9           1           0.9
                                    15            0          0.0      1        1.5           1           1.5
                                    16            2         16.9      0        0.0           2          16.9
                                    17            2          6.7      0        0.0           2           6.7
                                    18            1          9.3      0        0.0           1           9.3
                                    21            1          5.3      0        0.0           1           5.3
------------------------------------------------------------------------------------------------------------
                     SUM                         77        475.3     18       31.5          95         506.8
============================================================================================================
             06/05/99
                                    01            1          8.5      0        0.0           1           8.5
                                    02            1          6.1      0        0.0           1           6.1
                                    03            1         11.2      0        0.0           1          11.2
                                    07            2         20.0      0        0.0           2          20.0
                                    08            3         32.0      3        7.9           6          39.9
                                    09            5         41.0      3       18.4           8          59.4
                                    10            7         49.7      2        4.0           9          53.7
                                    11           11        100.9      2        3.4          13         104.3
                                    12            1          7.7      2        1.0           3           8.7
                                    13            1          2.7      1        1.5           2           4.2

                                    14            0          0.0      2        3.5           2           3.5
                                    16            1         10.5      0        0.0           1          10.5
                                    19            2         12.7      0        0.0           2          12.7
                                    20            6         53.2      0        0.0           6          53.2
                                    21            7         54.1      0        0.0           7          54.1
------------------------------------------------------------------------------------------------------------
                     SUM                         49        410.3     15       39.7          64         450.0
============================================================================================================

E &kOS &16D

HAMILTON AVENUE MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (JUN-JUL 1998) SUMMER

                 06/29/98           TO        07/12/98
      DAY          DAY #           DATE        TONNAGE
       M            29           06/29/98     1,613.20
       TU           30           06/30/98     1,957.40
       W             1           07/01/98     1,707.30
       TH            2           07/02/98     1,534.90
       F             3           07/03/98     1,625.90
       SA            4           07/04/98         0.00
       SU            5           07/05/98       668.50
       M             6           07/06/98     1,732.40
       TU            7           07/07/98     1,844.90
       W             8           07/08/98     2,353.20
       TH            9           07/09/98     2,203.20
       F            10           07/10/98     1,927.10
       SA           11           07/11/98     1,246.40
       SU           12           07/12/98         0.00

HAMILTON AVENUE MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (OCT 1998) FALL

                 10/12/98           TO        10/25/98
      DAY          DAY #           DATE       TONNAGE
       M            12           10/12/98         0.00
       TU           13           10/13/98     1,906.50
       W            14           10/14/98     2,956.60
       TH           15           10/15/98     2,061.90
       F            16           10/16/98     1,855.70
       SA           17           10/17/98     1,596.70
       SU           18           10/18/98         0.00
       M            19           10/19/98     1,826.10
       TU           20           10/20/98     1,791.30
       W            21           10/21/98     2,411.00
       TH           22           10/22/98     1,591.00
       F            23           10/23/98     1,719.20
       SA           24           10/24/98     2,289.40
       SU           25           10/25/98         0.00

HAMILTON AVENUE MTS TONNAGE
HOLIDAY & POST HOLIDAY WEEK
TPD (FEB 1999) WINTER

                 02/15/99           TO        02/28/99
      DAY          DAY #           DATE       TONNAGE
       M            15           02/15/99         0.00
       TU           16           02/16/99       298.50
       W            17           02/17/99       465.70
       TH           18           02/18/99       441.00
       F            19           02/19/99       538.80
       SA           20           02/20/99       120.80
       SU           21           02/21/99         0.00
       M            22           02/22/99       397.80
       TU           23           02/23/99       351.40
       W            24           02/24/99       485.00
       TH           25           02/25/99       427.20
       F            26           02/26/99       262.50
       SA           27           02/27/99        96.50
       SU           28           02/28/99         0.00

 HAMILTON AVENUE MTS TONNAGE
 HOLIDAY & POST HOLIDAY WEEK
 TPD (MAY-JUN 1999) SUMMER

                 05/24/99           TO        06/06/99
      DAY          DAY #           DATE       TONNAGE
       M            24           05/24/99       237.30
       TU           25           05/25/99       304.40
       W            26           05/26/99       840.60
       TH           27           05/27/99       941.00
       F            28           05/28/99       382.00
       SA           29           05/29/99       159.90
       SU           30           05/30/99         0.00
       M            31           05/31/99         0.00
       TU            1           06/01/99       309.30
       W             2           06/02/99       337.10
       TH            3           06/03/99       271.40
       F             4           06/04/99       415.80
       SA            5           06/05/99       179.60
       SU            6           06/06/99         0.00

                       [Graph Hamilton Avenue MTS Tonnage

                                 June-July 1999]

   &10O (10U &k2S &18D
page    1

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      HAMILTON AVE.
             06/29/98
                                    00            4         20.9      0        0.0           4          20.9
                                    01           13        103.5      0        0.0          13         103.5
                                    02           11         76.5      0        0.0          11          76.5
                                    03            9         54.9      0        0.0           9          54.9
                                    04            1          5.1      0        0.0           1           5.1
                                    05            4         25.5      0        0.0           4          25.5
                                    07            4         34.2      3        3.5           7          37.7
                                    08           17        149.0      3        5.6          20         154.6
                                    09           16        146.1      0        0.0          16        146.11
                                    10            4         27.9      0        0.0           4          27.9
                                    11           28        270.3      3        4.5          31         274.8
                                    12           22        206.6      0        0.0          22         206.6
                                    13            1          7.5      4        6.7           5          14.2
                                    16            5         45.9      0        0.0           5          45.9
                                    17            5         55.0      0        0.0           5          55.0
                                    18            8         76.8      0        0.0           8          76.8
                                    19            9         84.1      1        1.4          10          85.5
                                    20            6         61.1      0        0.0           6          61.1
                                    21           14        140.6      0        0.0          14         140.6
------------------------------------------------------------------------------------------------------------
                     SUM                        181      1,591.5     14       21.7         195       1,613.2
============================================================================================================
             06/30/98
                                    00           12        119.4      0        0.0          12         119.4
                                    01           12         93.0      0        0.0          12          93.0
                                    02            7         59.8      0        0.0           7          59.8
                                    03            5         39.3      0        0.0           5          39.3
                                    04           10         99.6      0        0.0          10          99.6
                                    05            1         12.7      0        0.0           1          12.7
                                    06            1          4.2      0        0.0           1           4.2
                                    07            2         18.0      2        6.1           4          24.1
                                    08           13        108.3      5       19.9          18         128.2
                                    09           33        287.1      0        0.0          33         287.1
                                    10            4         40.3      0        0.0           4          40.3
                                    11           24        235.2      0        0.0          24         235.2
                                    12            9         86.2      3       12.5          12          98.7
                                    13            2         17.2      6       12.2           8          29.4
                                    14            0          0.0      1        5.2           1           5.2
                                    16            9         87.9      0        0.0           9          87.9
                                    17           14        139.5      0        0.0          14         139.5
                                    18            5         53.6      0        0.0           5          53.6
                                    19           20        199.7      0        0.0          20         199.7
                                    20            4         45.7      1       19.8           5          65.5
                                    21           13        131.2      0        0.0          13         131.2
                                    22            1          3.8      0        0.0           1           3.8
------------------------------------------------------------------------------------------------------------
                     SUM                        201      1,881.7     18       75.7         219       1,957.4
============================================================================================================

E &k0S &16D

 &100   (10U &k2S &18D
page    1

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
MARINE TRANSFER STATIONS
      HAMILTON AVE.
             07/01/98
                                    00            4         40.1      0        0.0           4          40.1
                                    01           11        112.6      0        0.0          11         112.6
                                    02            4         48.2      0        0.0           4          48.2
                                    03            5         45.5      0        0.0           5          45.5
                                    04            7         70.5      0        0.0           7          70.5
                                    05            3         38.3      0        0.0           3          38.3
                                    07            1          5.6      1        0.7           2           6.3
                                    08           17        144.7      2        2.6          19         147.3
                                    09           31        290.6      1        1.9          32         292.5
                                    10            4         34.8      0        0.0           4          34.8
                                    11           23        228.3      2        2.6          25         230.9
                                    12           13        115.4      0        0.0          13         115.4
                                    13            2         18.0      6       10.5           8          28.5
                                    14            1         11.3      0        0.0           1          11.3
                                    16            7         76.1      1        1.9           8          78.0
                                    17           10        103.9      0        0.0          10         103.9
                                    18            8         69.4      1        1.6           9          71.0
                                    19            8         92.6      0        0.0           8          92.6
                                    20            5         51.9      0        0.0           5          51.9
                                    21           11         82.3      0        0.0          11          82.3
                                    22            1          5.4      0        0.0           1           5.4
------------------------------------------------------------------------------------------------------------
                     SUM                        176      1,685.5     14       21.8         190       1,707.3
============================================================================================================
             07/02/98
                                    00           19        175.3      0        0.0          19         175.3
                                    01           13        114.6      0        0.0          13         114.6
                                    02            7         68.3      0        0.0           7          68.3
                                    03            4         19.2      1       15.8           5          35.0
                                    07            1          9.5      1        1.4           2          10.9
                                    08           24        179.5      1        0.3          25         179.8
                                    09           25        196.7      2        3.1          27         199.8
                                    10           18        151.8      0        0.0          18         151.8
                                    11            9         93.7      1        1.6          10          95.3
                                    12           11         82.2      3        5.1          14          87.3
                                    13            3         26.3      4       15.2           7          41.5
                                    14            1          3.3      1        3.1           2           6.4
                                    15            0          0.0      1        4.8           1           4.8
                                    16            4         37.9      1        6.9           5          44.8
                                    17            5         54.0      0        0.0           5          54.0
                                    18            7         67.2      1       10.9           8          78.1
                                    19            9         97.5      0        0.0           9          97.5
                                    20            1         11.1      0        0.0           1          11.1
                                    21           11         76.0      0        0.0          11          76.0
                                    22            1          2.6      0        0.0           1           2.6
------------------------------------------------------------------------------------------------------------
                     SUM                        173      1,466.7     17       68.2         190       1,534.9
============================================================================================================
             07/03/98

                                    00            4         37.4      0        0.0           4          37.4
                                    01            9         71.4      0        0.0           9          71.4
                                    02            3         25.6      0        0.0           3          25.6
                                    03            4         35.0      0        0.0           4          35.0
                                    04            3         26.7      0        0.0           3          26.7
                                    05            2         18.5      0        0.0           2          18.5
                                    07            3         12.4      0        0.0           3          12.4
                                    08           27        195.8      0        0.0          27         195.8
                                    09           29        246.5      1        1.8          30         248.3
                                    10            9         85.2      1        2.0          10          87.2
                                    11           10         84.4      2        4.4          12          88.8
                                    12           11         86.1      0        0.0          11          86.1
                                    13            1          9.1      7       12.1           8          21.2
                                    14           14        125.2      0        0.0          14         125.2
                                    15            9         81.0      1        2.7          10          83.7
                                    16           18        152.9      0        0.0          18         152.9
                                    17           10         86.5      0        0.0          10          86.5
                                    18            9         71.9      0        0.0           9          71.9
                                    19           10         67.8      0        0.0          10          67.8
                                    20            3         25.0      0        0.0           3          25.0
                                    21            7         49.7      0        0.0           7          49.7
                                    22            2          8.8      0        0.0           2           8.8
------------------------------------------------------------------------------------------------------------
                     SUM                        197      1,602.9     12       23.0         209       1,625.9

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
             07/05/98
                                    08           17        136.5      4        6.7          21         143.2
                                    09           23        174.7      2        8.3          25         183.0
                                    10            9         72.0      0        0.0           9          72.0
                                    11           29        231.2      4        6.4          33         237.6
                                    12            4         15.3      1        2.4           5          17.7
                                    13            0          0.0      4       10.8           4          10.8
                                    14            0          0.0      2        4.2           2           4.2
------------------------------------------------------------------------------------------------------------
                     SUM                         82        629.7     17       38.8          99         668.5
============================================================================================================
             07/06/98
                                    00           11        104.0      0        0.0          11         104.0
                                    01           17        160.8      0        0.0          17         160.8
                                    02           10         89.8      0        0.0          10          89.8
                                    03            7         53.5      0        0.0           7          53.5
                                    04            5         45.0      0        0.0           5          45.0
                                    05            2         18.0      0        0.0           2          18.0
                                    07            3         17.5      1        1.3           4          18.8
                                    08           25        202.5      3       10.1          28         212.6
                                    09           29        276.2      1        1.9          30         278.1
                                    10            7         57.2      1        1.0           8          58.2
                                    11           27        267.9      3        5.9          30         273.8
                                    12            9         69.3      1        2.6          10          71.9
                                    13            2          5.9      3        6.5           5          12.4
                                    16            5         44.7      0        0.0           5          44.7
                                    17            8         77.9      0        0.0           8          77.9
                                    18            7         50.8      0        0.0           7          50.8

                                    19            4         35.4      0        0.0           4          35.4
                                    20            4         34.7      0        0.0           4          34.7
                                    21            9         88.0      0        0.0           9          88.0
                                    22            1          4.0      0        0.0           1           4.0
------------------------------------------------------------------------------------------------------------
                     SUM                        192      1,703.1     13       29.3         205       1,732.4
============================================================================================================
             07/07/98
                                    00           16         66.9      0        0.0          16          66.9
                                    01           16        170.3      0        0.0          16         170.3
                                    02           15        147.7      0        0.0          15         147.7
                                    03            1         10.8      0        0.0           1          10.8
                                    04            7         76.4      0        0.0           7          76.4
                                    05            2         16.0      0        0.0           2          16.0
                                    07            3         15.4      3        4.5           6          19.9
                                    08           27        192.0      1        1.9          28         193.9
                                    09           31        277.1      2       12.8          33         289.9
                                    10            3         30.1      1        1.6           4          31.7
                                    11           20        170.0      1        1.9          21         171.9
                                    12           12        106.5      1        1.6          13         108.1
                                    13            2         11.3      7       17.3           9          28.6
                                    14            0          0.0      1        1.5           1           1.5
                                    15            1          7.0      1        2.5           2           9.5
                                    16           11        112.6      0        0.0          11         112.6
                                    17           12        108.2      0        0.0          12         108.2
                                    18           12         98.3      0        0.0          12          98.3
                                    19            4         32.7      0        0.0           4          32.7
                                    21            6         36.0      0        0.0           6          36.0
                                    22            2         14.0      0        0.0           2          14.0
------------------------------------------------------------------------------------------------------------
                     SUM                        203      1,799.3     18       45.6         221       1,844.9
============================================================================================================
             07/08/98
                                    00           11        102.0      0        0.0          11         102.0
                                    01           12        122.2      0        0.0          12         122.2
                                    02           17        152.5      0        0.0          17         152.5
                                    03            5         51.7      0        0.0           5          51.7
                                    04            3         20.9      0        0.0           3          20.9
                                    05            3         27.9      0        0.0           3          27.9
                                    07            2         18.2      0        0.0           2          18.2
                                    08            6         47.2      0        0.0           6          47.2
                                    09           13        108.6      1        0.3          14         108.9
                                    10           33        288.7      0        0.0          33         288.7
                                    11           19        179.8      6       15.8          25         195.6
                                    12            4         32.6      0        0.0           4          32.6
                                    14            0          0.0      9      154.5           9         154.5
                                    15            0          0.0     23      390.2          23         390.2

                                                       DS               NON-DS                  TOTAL
scale M690                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    16            0          0.0     12      217.6          12         217.6
                                    17            3         26.3      1        6.8           4          33.1
                                    18           12         98.9      0        0.0          12          98.9
                                    19           14        131.7      1        9.6          15         141.3
                                    20            3         31.3      1        2.0           4          33.3
                                    21           11        111.7      0        0.0          11         111.7

                                    22            1          4.2      0        0.0           1           4.2
------------------------------------------------------------------------------------------------------------
                     SUM                        172      1,556.4     54      796.8         226       2,353.2
============================================================================================================
             07/09/98
                                    00           10         99.8      0        0.0          10          99.8
                                    01           10        100.4      0        0.0          10         100.4
                                    03            7         65.3      0        0.0           7          65.3
                                    04            8         65.5      0        0.0           8          65.5
                                    05            1         12.4      0        0.0           1          12.4
                                    07            4         27.5      1        1.5           5          29.0
                                    08           20        140.3      4        7.9          24         148.2
                                    09           30        214.3      1        1.2          31         215.5
                                    10           11         93.6      0        0.0          11          93.6
                                    11           20        172.2      4        8.7          24         180.9
                                    12            9         63.4      0        0.0           9          63.4
                                    14            0          0.0     17      314.8          17         314.8
                                    15            0          0.0     25      458.5          25         458.5
                                    16            4         33.7      0        0.0           4          33.7
                                    17           11         99.5      0        0.0          11          99.5
                                    18            7         72:0      0        0.0           7          72.0
                                    19           10         71.7      0        0.0          10          71.7
                                    20            3         30.0      0        0.0           3          30.0
                                    21            6         45.1      0        0.0           6          45.1
                                    22            1          3.9      0        0.0           1           3.9
------------------------------------------------------------------------------------------------------------
                     SUM                        172      1,410.6     52      792.6         224       2,203.2
============================================================================================================
             07/10/98
                                    00            2         17.9      0        0.0           2          17.9
                                    02           17        146.5      0        0.0          17         146.5
                                    03            9         64.4      0        0.0           9          64.4
                                    05            1         10.0      0        0.0           1          10.0
                                    06            1          8.5      0        0.0           1           8.5
                                    07            2         10.9      0        0.0           2          10.9
                                    08            7         41.4      1        1.2           8          42.6
                                    10           30        245.0      0        0.0          30         245.0
                                    11           15        126.3      0        0.0          15         126.3
                                    13            2         12.2      1        1.4           3          13.6
                                    14            0          0.0     14      254.7          14         254.7
                                    15            0          0.0     19      352.6          19         352.6
                                    16            2         18.6      6      107.8           8         126.4
                                    17           11         81.2      0        0.0          11          81.2
                                    18           16        142.5      1       12.5          17         155.0
                                    19           19        163.6      1        6.6          20         170.2
                                    20            1          8.5      0        0.0           1           8.5
                                    21            9         78.9      0        0.0           9          78.9
                                    22            1          3.5      0        0.0           1           3.5
                                    23            1         10.4      0        0.0           1          10.4
------------------------------------------------------------------------------------------------------------
                     SUM                        146      1,190.3     43      736.8         189       1,927.1
============================================================================================================
             07/11/98
                                    00            8         74.9      0        0.0           8          74.9
                                    01            2         22.0      0        0.0           2          22.0
                                    02            8         64.5      0        0.0           8          64.5
                                    03            6         54.9      0        0.0           6          54.9

                                    07            2         18.8      1        1.8           3          20.6
                                    08           22        188.4      1        1.8          23         190.2
                                    09           19        161.7      1        1.8          20         163.5
                                    10            7         62.1      0        0.0           7          62.1
                                    11           16        139.3      6       12.2          22         151.5
                                    12            7         50.6      1        4.3           8          54.9
                                    13            1          8.6      3        3.7           4          12.3
                                    15            0          0.0      1        1.6           1           1.6
                                    16            6         56.8      0        0.0           6          56.8
                                    17           11         80.5      0        0.0          11          80.5
                                    18           10         85.8      0        0.0          10          85.8
                                    19            9         79.3      0        0.0           9          79.3
                                    20            4         41.3      0        0.0           4          41.3

                                                       DS               NON-DS                  TOTAL
scale M670                         HOUR        LOADS       TONS    LOADS     TONS         LOADS        TONS
------------------------------------------------------------------------------------------------------------
                                    21            5         29.7      0        0.0           5          29.7
------------------------------------------------------------------------------------------------------------
                     SUM                        143      1,219.2     14       27.2         157       1,246.4
============================================================================================================

E &kOS &16D

                       [Graph Hamilton Avenue MTS Tonnage

                                  October 1998]

BROOKLYN EXPORT
EXHIBIT 8

A.      DEPARTMENT TRUCK UPLOAD

 (1)    Record Type       1-1       A1      'D' (department truck)
 (2)    Dump Date         2-9       N8      yyyymmdd(=out date)
 (3)    Dump time         10-15     N6      hhmmss(=out date)
 (4)    Load Number       16-19     N4      0001-1000 (manual load)
                                            1001-9000 (computer load)
 (5)    Weight Type       20        N1      1=computer actual
                                            2=entered (from scale readout)/man
                                            3=entered stat w. est. Net wgt/man
 (6)    Laden Weight      21-25     N5      in pounds
 (7)    Timestamp In      26-39     N14     yyyymmddhhmmss
 (8)    Unladen Wgt       40-44     N5      in pounds
 (9)    Receipt Number    45-51     N7
 (10)   Scale ID          52-55     A4      to be determined
 (11)   Weigmaster ID     56-61     A6
 (12)   Net Weight        62-65     N4      in tons 99v99(for weight.type=3
                                            only)
 (13)   Truck ID          66-72     A7      XXXX999
 (14)   Material Type     73-74     N2
 (15)   Filler            75-150    A76     blanks
                          Total     150

B.      NON-DEPARTMENT TRUCK UPLAOD

 (1)    Record Type       1-1       A1      'N' (non-DS truck)
 (2)    Dump Date         2-9       N8      yyyymmdd(=out date)
 (3)    Dump time         10-15     N6      hhmmss(=out date)
 (4)    Load Number       16-19     N4      0001-1000 (manual load)
                                            1001-9000 (computer load)
 (5)    Weight Type       20-20     N1      1=computer actual
                                            2=entered (from scale readout)/man
                                            3=entered stat w. est. Net wgt/man
 (6)    Laden Weight      21-25     NS      in pounds
 (7)    Timestamp In      26-39     N14     yyyyrrmddhhmmss
 (8)    Unladen Wgt       40-44     N5      in pounds
 (9)    Receipt Number    45-51     N7
 (10)   Scale ID          52-55     A4      to be determined
 (11)   Weigmaster ID     56-61     A6
 (12)   Net Weight        62-65     N4      in tons 99v99(for weight type=3
                                            only)
 (13)   Account Type      66-67     A2
 (14)   Permit Number     68-72     A5
 (15)   Cubic Yards       73-74     N2
 (16)   Badge Number      75-79     N5
 (17)   Badge Entry Code  80-80     A1      'S'=scanned, 'E'=entered
 (18)   Project Code      81-83     N3      when applicable
 (19)   License Plate     84-93     A10
 (20)   Container ID      94-103    A10
 (21)   Filler            104-150   A47     blanks
                          Total     150

Note: common data in positions 2-65, application specific in positions 1 and 1-150
               Z:\Mainframe_Apps\Export\xrecordformat.wpd
               June 19, 1997

SANITATION FORM

DOS EXPORT TONNAGE DELIVERY RECEIPT

SANITATION FORM

NON-DOS EXPORT TONNAGE DELIVERY RECEIPT

BROOKLYN EXPORT

EXHIBIT 10

                               DOS INVOICE-SUMMARY

XYZ CARTING CORP                                           CONTRACT # 98WD00000
123 MAIN ST                                                BILLING DATE XX/XX/98
ANYTOWN NY 11225                                           INVOICE #XXXXXXXX
                                                           RATE PER TON: $XX.XX

                              DOS INVOICE (SUMMARY)
                               XX/XX98 TO XX/XX98

                                                                     PAGE 1 OF 1

                                       NET
                 TOTAL               WEIGHT
  NUMBER         LOADS                (TONS)             AMOUNT

 DIST 1           XXX                 XXX . XX          $XX,XXX.XX
 DIST 2           XXX                 XXX . XX          $XX,XXX.XX
 DIST 3           XXX                 XXX . XX          $XX,XXX.XX
 DIST 4           XXX                 XXX . XX          $XX,XXX.XX
 DIST 5           XXX                 XXX . XX          $XX,XXX.XX
 DIST 6           XXX                 XXX . XX          $XX,XXX.XX
 DIST 7           XXX                 XXX . XX          $XX,XXX.XX
 DIST 8           XXX                 XXX . XX          $XX,XXX.XX
 DIST 9           XXX                 XXX . XX          $XX,XXX.XX
 DIST 10          XXX                 XXX . XX          $XX,XXX.XX
 DIST 11          XXX                 XXX . XX          $XX,XXX.XX
 DIST 12          XXX                 XXX . XX          $XX,XXX.XX
 AFF              XXX                 XXX . XX          $XX,XXX.XX
 DVO              XXX                 XXX . XX          $XX,XXX.XX
 LOT CL.          XXX                 XXX . XX          $XX,XXX.XX

                 TOTALS               TOTALS            TOTALS

                               DOS INVOICE-DETAIL

XYZ CARTING CORP                                           CONTRACT # 98WD00000
123 MAIN ST                                                BILLING DATE XX/XX/98
ANYTOWN NY 11225                                           INVOICE.# XXXXXXXX
                                                           RATE PER TON: $XX.XX

                              DOS INVOICE (DETAIL)
                              XX/XX/98 TO XX/XX/98
                                                                    PAGE 1 OF 80

                           VEHICLE       DOS
         LOAD                ID         TICKET
        NUMBER               #            #              TIME         TONS           DISTRICT           AMOUNT

        WORK DATE:  XX/XX/98

         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX01             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX02             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX03             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX01             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XXAFF            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX06             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX08             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX12             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX6              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XXLC             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX05             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX01             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX02             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX03             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX01             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XXAFF            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX06             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX08             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX12             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX6              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XXLC             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX05             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX01             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX02             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX03             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX01             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XXAFF            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX06             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX08             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX12             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX6              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XXLC             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX05             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX12             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX6              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XXLC             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX05             $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX            XX12             $X,XXX.XX

     TOTALS FOR DATE:
     XX/XX/98                        COUNT:  XXXX                      XX,XXX.XX                       $XXX,XXX.XX

                       OTHER CITY AGENCIES INVOICE-SUMMARY

XYZ CARTING CORP                                           CONTRACT # 98WD00000
123 MAIN ST                                                BILLING DATE XX/XX/98
ANYTOWN NY 11225                                           INVOICE # XXXXXXXXXX
                                                           RATE PER TON: $XX.XX

                              OCD INVOICE (SUMMARY)
                              XX/XX/98 TO XX/XX/98

                                                                     PAGE 1 OF 1

     AGENCY A/C #                                         NET
         AND                         TOTAL               WEIGHT
         NAME                        LOADS                (TONS)                   AMOUNT

  ACCT: XXXXXX
  PARKS                                 XX                XXX.XX                  $X,XXX.XX

  ACCT: XXXXX
  DOT                                   XX                XXX.XX                  $X,XXX.XX

  ACCT: XXXXX
  HOUSING                               XX                XXX.XX                  $X,XXX.XX

  ACCT: XXXXX
  POLICE                                XX                XXX.XX                  $X,XXX.XX

                                     TOTALS               TOTALS                  TOTALS

OTHER CITY AGENCIES INVOICE-DETAIL

 X12 CARTING CORP.                                         CONTRACT # 98WD00000
 123 MAIN ST                                               BILLING DATE XX/XX/98
 ANYTOWN NY 11225                                          INVOICE # XXXXXXXXXX
                                                           RATE PER TON: $XX.XX
                              OCD INVOICE (DETAIL)
                              XX/XX/98 TO XX/XX/98

                                                                    PAGE 1 OF 30

                       VEHICLE            OCD
     LOAD                ID             TICKET
    NUMBER                 #               #            TIME          TONS        AGENCY              AMOUNT

        WORK DATE:  XX/XX/98
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         DOT              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         PARKS            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         HOUSING          $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         POLICE           $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         PARKS            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         POLICE           $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         DOT              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         DOT              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         PARKS            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         HOUSING          $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         POLICE           $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         PARKS            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         POLICE           $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         DOT              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         PARKS            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         HOUSING          $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         POLICE           $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         PARKS            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         POLICE           $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         DOT              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         DOT              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         PARKS            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         HOUSING          $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         POLICE           $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         PARKS            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         POLICE           $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         DOT              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         DOT              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         PARKS            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         HOUSING          $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         POLICE           $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         PARKS            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         POLICE           $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         DOT              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         DOT              $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         PARKS            $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         HOUSING          $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         POLICE           $X,XXX.XX
         XXXX              XXXX-XXX      XXXXXX         XX:XX:XX     XXX.XX         PARKS            $X,XXX.XX

     TOTALS FOR DATE:
     XX/XX/98                       COUNT:  XXXX                    XX,XXX.XX                      $XXX,XXX.XX

                                    MODULE D:


                          SERVICE AND SUPPLY AGREEMENT


                             TERMS OF THE AGREEMENT

                                ACKNOWLEDGEMENTS

                          BUDGET DIRECTORS CERTIFICATE

                               MACBRIDE PROVISIONS

                                BURMA PROVISIONS

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

                                TABLE OF CONTENTS

ARTICLE 1 - THIS AGREEMENT AND ITS DEFINITIONS......................................................... D - 1
     1.1      Parts of the Contract.................................................................... D - 1
     1.2      Conflicts................................................................................ D - 2
     1.3      Definitions.............................................................................. D - 2

ARTICLE 2 - PERIOD OF PERFORMANCE AND TIME PROVISIONS.................................................. D - 5

ARTICLE 3 - SCOPE OF CONTRACT WORK..................................................................... D - 5
     3.1      Contract Work to be Performed............................................................ D - 5
     3.2      Contract Changes......................................................................... D - 5

ARTICLE 4 - PAYMENT AND LIQUIDATED DAMAGES............................................................. D - 6

ARTICLE 5 - LIABILITY OF CONTRACTOR.................................................................... D - 8

     5.1      General Liability........................................................................ D - 8
     5.2      Protection of City Property.............................................................. D - 8
     5.3      Infringements............................................................................ D - 9
     5.4      Indemnification.......................................................................... D - 9

ARTICLE 6 - INSURANCE, PAYMENT AND PERFORMANCE BONDS...................................................D - 10

     6.1      Performance And Payment Bonds (When Called For by the Solicitation Documents)............D - 10
     6.2      Insurance Agreements in General..........................................................D - 10
     6.3      Retained Percentage If Required in Schedule A............................................D - 11

ARTICLE 7 - PROVISIONS RELATING TO LABOR...............................................................D - 11

     7.1      Supervision by Contractor................................................................D - 11
     7.2      Prohibited Acts..........................................................................D - 11
     7.3      Notice of Labor Disputes.................................................................D - 12
     7.4      New York State Labor Law.................................................................D - 12
     7.5      Minimum Wage And Working Conditions......................................................D - 12
     7.6      Non-Discrimination (E.O. 50).............................................................D - 13
     7.7      Equal Employment And Affirmative Action Compliance For Non-Construction Consultants......D - 14
     7.8      City Administrative Code Non-discrimination Requirements.................................D - 15

ARTICLE 8 - BOOKS AND RECORDS..........................................................................D - 15

     8.1      Maintenance..............................................................................D - 15
     8.2      Retention of Records.....................................................................D - 15
     8.3      No Removal of Records From Premises......................................................D - 15
     8.4      Audit by NYCDOS And the City.............................................................D - 16

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

ARTICLE 9 - REPRESENTATIONS AND WARRANTIES.............................................................D - 16

     9.1      Procurement of Contract..................................................................D - 16
     9.2      Conflict of Interest.....................................................................D - 17
     9.3      Fair Practice............................................................................D - 17

ARTICLE 10 - COVENANTS OF THE CONTRACTOR...............................................................D - 17

     10.1     Employees of the Contractor..............................................................D - 17
     10.2     Independent Contractor Status............................................................D - 18
     10.3     Confidentiality..........................................................................D - 18
     10.4     Compliance With Law......................................................................D - 18
     10.5     Investigation Clause.....................................................................D - 18
     10.6     Assignment of this Contract..............................................................D - 21
     10.7     Subcontracting...........................................................................D - 21
     10.8     Publicity................................................................................D - 22
     10.9     Participation in an International Boycott................................................D - 22
     10.10    Inventions, Patents And Copyrights.......................................................D - 22
     10.11    Anti-trust...............................................................................D - 23
     10.12    Political Activity.......................................................................D - 23
     10.13    Clean Air Provisions.....................................................................D - 23

ARTICLE 11 - TERMINATION...............................................................................D - 24
     11.1     Termination for Convenience..............................................................D - 24
     11.2     Termination for Cause....................................................................D - 25
     11.3     Conversion of Termination for Cause to Termination for Convenience.......................D - 26
     11.4     Termination Generally....................................................................D - 26

ARTICLE 12 - RESOLUTION OF DISPUTE ARISING OUT OF CONTRACT ADMINISTRATION .............................D - 26

ARTICLE 13 - MISCELLANEOUS.............................................................................D - 31
     13.1     Choice of Law, Consent to Jurisdiction and Venue.........................................D - 31
     13.2     General Release..........................................................................D - 32
     13.3     Claims and Actions Thereon...............................................................D - 32
     13.4     No Claim Against Officers, Agents or Employees...........................................D - 33
     13.5     Waiver...................................................................................D - 33
     13.6     Notice...................................................................................D - 33
     13.7     All Legal Provisions Deemed Included.....................................................D - 33
     13.8     Severability.............................................................................D - 34
     13.9     Section Headings.........................................................................D - 34
     13.10    No Estoppel..............................................................................D - 34

ARTICLE 14 - APPROVALS.................................................................................D - 34

     14.1     Approval by the City of New York.........................................................D - 34
     14.2     Contract Subject to Review by the Financial Control Board................................D - 35
     14.3     Other Approvals or Authorization.........................................................D - 36

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

ARTICLE 15 - MINORITY-OWNED AND WOMEN-OWNED BUSINESS ENTITY PROGRAM....................................D - 36
     15.1     Contracts Subject to M/WBE Rules.........................................................D - 36
     15.2     M/WBE Definitions........................................................................D - 36
     15.3     General M/WBE Contract Provisions........................................................D - 36
     15.4     Post Award Modification of Contractor Utilization Plans..................................D - 37
     15.5     M/WBE Complaints.........................................................................D - 39
     15.6     Enforcement; Contract Administration.....................................................D - 39

ARTICLE 16 - CONTRACT SUBJECT TO THE PPB RULES.........................................................D - 40

ARTICLE 17 - YEAR 2000 COMPUTER TECHNOLOGY COMPLIANCE..................................................D - 40

ARTICLE 18 - ENTIRE AGREEMENT..........................................................................D - 43

                                    EXHIBITS

EXHIBIT A:    The MacBride Principles

EXHIBIT B:    The Burman Provisions

                            DEPARTMENT OF SANITATION
                                CITY OF NEW YORK
                          SUPPLY AND SERVICE AGREEMENT

THIS CONTRACT made and entered into this 31st day of July, 2000 by and between the City of New York acting by and through the Department of Sanitation ("NYCDOS"), located at 125 Worth Street, New York, N.Y. 10013, Room 710, and (the "CONTRACTOR")

       IESI NY Corporation located at 2 Commerce Street, Bayonne, NJ 07002

                                   WITNESSETH:

The parties in consideration of the mutual agreements contained in this Agreement, agree as follows:

                 ARTICLE 1 - THIS AGREEMENT AND ITS DEFINITIONS

1.1    PARTS OF THE CONTRACT

       Except for titles, subtitles, headings, section headings, tables of contents, and indexes (all of which are printed in this Agreement and any other document included in the Contract merely for convenience) the following, except for such portions thereof as may be specifically excluded, are part of the Contract:

    1.1.1     This Agreement and all of its exhibits;

    1.1.2     The Advertisement;

    1.1.3     The Information for Bidders;

    1.1.4 All Addenda issued by the Commissioner prior to the receipt of bids;

    1.1.5     The Bid:

    1.1.6     The General Conditions;

    1.1.7     SCHEDULE A;

    1.1.8 The Scope of Work (which may also be referred to as the Specifications), included in the solicitation package as MODULE C;

    1.1.9     The Contract Drawings (if any);

    1.1.10 The Procurement Policy Board Rules of the City, as amended. In the event of a conflict between the Procurement Policy Board Rules and any other provision of this Contract the Procurement Policy Board Rules shall take Precedence.

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

    1.1.11 All provisions required by law to be inserted in this Contract, whether actually inserted or not:

    1.1.12 The Budget Director's Certificate or Mayor's Certificate as to funding;

    1.1.13    Payment and Performance Bonds, if required by the solicitation;

    1.1.14    The Notice of Award; and

    1.1.15    The Notice to Commence Work.

1.2    CONFLICTS

    1.2.1 In the event of a conflict between a provision in the Scope of Work and any other provision of this Contract, the Scope of Work shall prevail, PROVIDED, HOWEVER, that in no event shall any provision in the Scope of Work be construed as language limiting:
              (a) any obligations of the Contractor; and (b) any rights of the City or NYCDOS, as such may be created by applicable laws and any provisions in this Agreement that are not set forth in the Scope of Work.

    1.2.2 In the event of a conflict between the Scope of Work that is specific to this Contract and general specifications that apply generally to the type of Contract Work called for by this Contract, the Scope of Work shall prevail.

    1.2.3 In the event of a conflict between the Procurement Policy Board Rules and the Scope of Work, the Procurement Policy Board Rules will prevail;

1.3    DEFINITIONS

       The words and expressions set forth below, or pronouns used in their stead, have the following meaning in this Agreement, unless a different meaning is clear from the context:

    1.3.1 ACCO. An acronym that stands for Agency Chief Contracting Officer. (See Agency Chief Contracting Officer.)

    1.3.2 AGENCY CHIEF CONTRACTING OFFICER. The person appointed to serve as the Chief Contracting Officer for NYCDOS, in accordance with the requirements of the City Charter and of the City Procurement Policy Board.

    1.3.3 AGENCY CONTRACT FILE. Those file(s) which contain information pertaining to the solicitation, award and management of each NYCDOS contract.

    1.3.4 ADDENDUM (plural ADDENDA). Additional written solicitation document provisions that the Commissioner may issue prior to the receipt of bids.

    1.3.5 AGREEMENT. This agreement, included in the solicitation package as MODULE D. The Agreement is part of this Contract.

    1.3.6     AMENDMENT OR AMENDMENT. See Contract Modification.

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

    1.3.7 CCPO. An acronym that stands for City Chief Procurement Officer. (See City Chief Procurement Officer.)

    1.3.8     CDRB. An acronym that stands for Contract dispute Resolution
              Board.

    1.3.9 CHANGE ORDER. Any alteration, Contract change, Contract amendment, or Contract modification to any Contract that has been approved as required by Law or rule.

    1.3.10 CITY CHIEF PROCUREMENT OFFICER. The New York City Chief Procurement Officer, the person delegated authority by the Mayor of the City of New York to coordinate and oversee procurement activities within mayoral agency staff including the Agency Chief Contracting Officers (ACCOs) and any offices which have oversight responsibility for the procurement of construction, computer and computer services.

    1.3.11    CITY. The City of New York.

    1.3.12 COMMISSIONER. The Commissioner of Sanitation of the City of New York, or his or her authorized representative.

    1.3.13 COMPTROLLER. The Comptroller of the City of New York or his or her duly authorized representative.

    1.3.14 CONTRACT. A written agreement between the City and a supplier, in an amount generally in excess of the small purchase limits, that gives rise to obligations that are enforced and recognized by law. The parts of this Contract are listed in Section 1.1 of this Agreement.

    1.3.15 CONTRACT DRAWINGS. Those drawings specifically entitled as such and listed in the Specifications or in any addendum, or any detailed drawings furnished in connection with this Contract.

    1.3.16 CONTRACT MODIFICATION. Any alteration in specifications, delivery point, rate of delivery, period of performance, price, quantity, or other provisions of any contract signed and approved by the proper authorities, as required by law or rule. It must be written, and, if required, approved by Corporation Counsel. In addition, all contract changes, change orders, amendments, modifications and time extension shall be presented to the Comptroller for registration.

    1.3.17 CONTRACT WORK. Everything required to be provided and performed by the Contractor under this Contract, as more particularly set out in the Specifications, including, but not limited to, work, services and supplies.

    1.3.18 CONTRACTING OFFICER. Any person duly authorized to enter into or to administer contracts and make written determinations with respect thereto. The term also includes an authorized representative acting within limits of authority.

    1.3.19 CONTRACTOR. The entity that has contracted with NYCDOS to perform this Contract, its successors, personal representatives, executors, administrators,

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

              assigns, and any successor contractor that is substituted for the Contractor to which this Contract was initially awarded. Although the Contractor may be a corporation, a firm, a consultant, an individual, or a joint venture, the neutral pronoun "it" is used to refer to the Contractor in this Agreement when a pronoun is appropriate.

    1.3.20 DETAILED SPECIFICATIONS. The detailed work requirements tailored to the Contract and attached in MODULE C.

    1.3.21 ENGINEER OR ARCHITECT. The NYCDOS engineer or architect in charge of the Contract Work.

    1.3.22    E.O. 50. Executive Order No. 50, dated April 25, 1980.

    1.3.23 FINAL ACCEPTANCE. Final acceptance of the Contract Work by the Commissioner, as evidenced by the Commissioner's signature upon s certificate of completion and acceptance filed in the Office of the Comptroller, copy of which will be sent to the Contractor. Final Acceptance shall be deemed to have taken place as the date stated in the certificate of completion and acceptance.

    1.3.24 INFORMATION FOR BIDDERS. The information for bidders attached to the solicitation package as MODULE A, including the Bid-Specific Information for Bidders and the Standard Supply and Service Information for Bidders.

    1.3.25 LAW(S). The Constitution of the State of New York, the New York City Charter, the New York City Administrative Code, a statute of the United States or the State of New York, a local law of the City of New York, and any ordinance, rule or regulation having the force of law.

    1.3.26 MATERIALMAN. Any person, firm or corporation, other than employees of the Contractor, that contracts with the Contractor or any subcontractor to fabricate or deliver, or that actually fabricates or delivers, plants, materials or equipment to be incorporated in the Contract Work.

    1.3.27    MAY. Denotes the permissive.

    1.3.28    MUST. Denotes the imperative.

    1.3.29 NOTICE OF DISPUTE. A notice from the Contractor to the Commissioner notifying NYCDOS of the existence of a dispute.

    1.3.30 NOTICE TO COMMENCE WORK. A notice sent by NYCDOS to the Contractor directing the Contractor to begin performing the Contract Work.

    1.3.31 NYCDOS. The Department of Sanitation of the City of New York, acting by and through the Commissioner of the Department of Sanitation or his or her duly authorized representative.

    1.3.32    PPB. Acronym used to refer to the Procurement Policy Board.

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

    1.3.33 PROCUREMENT POLICY BOARD. A board appointed by the Mayor and Comptroller pursuant to Section 311 of the New York City Charter, having authority and oversight with regard to the implementation of Chapter 13 of the New York City Charter and related statutes, codes, regulations, etc.

    1.3.34 SCHEDULE A. A list of Contract-specific information, including (as applicable), but not limited to: (a) the term of this Contract;
              (b) insurance requirements; (c) bid security requirements; (d) payment, and performance security requirements; '(e) retention provisions; (f) liquidated damages provisions; (g) subcontracting provisions; and (h) other requirements specific to this Contract.

    1.3.35 SCOPE OF WORK. The detailed work requirements attached as MODULE C, which may also be referred to as the Specifications. The terms Specifications and Scope of Work are used interchangeably.

    1.3.36    SHALL. Denotes the imperative.

    1.3.37 SITE. An area upon which, or in which, the Contractor performs the Contract Work, and such other adjacent areas as may be designated by NYCDOS.

    1.3.38 SOLICITATION DOCUMENTS. The entire package of documents that is issued for the purpose of soliciting bids or proposals to enter into a Contract with NYCDOS.

    1.3.39 SPECIFICATIONS. All the directions, requirements and standards of performance applying to the Contract Work detailed in this Contract, including, but not limited to, some or all of the following: (a) the Detailed Specifications; (b) any special provisions; (c) any general specifications and provisions applicable to work of the type called for in this Contract; and
              (d) Contract Drawings (if any). The terms Specifications and Scope of Work are used interchangeably.

    1.3.40    SUPPLIER OR SUPPLIER. See Contractor.

              ARTICLE 2 - PERIOD OF PERFORMANCE AND TIME PROVISIONS

The period of performance of this Contract is as shown in SCHEDULE A, and/or the Specifications, commencing on the date shown in NYCDOS's written Notice to Commence Work.

                       ARTICLE 3 - SCOPE OF CONTRACT WORK

3.1    CONTRACT WORK TO BE PERFORMED

   The Contractor agrees to perform all the Contract Work as set forth in the Solicitation Documents and the Contractor's bid or proposal submitted in response to the Solicitation Documents.

3.2    CONTRACT CHANGES

    3.2.1 Changes may be made to this Contract only as duly authorized by the ACCO or his or her designee. Contractors deviating from the requirements of an original

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

              purchase order or this Contract without a duly approved Change Order or written Contract modification or Contract amendment do so at their own risk. All Changes Orders, Contract modifications and Contract amendments will become a part of this original Contract. Any extra work so ordered by NYCDOS must be performed by the Contractor. Contract changes will be made only for extra work and services necessary to complete the Contract Work included in the original scope of this Contract, and for non-material changes to the scope of the Contract Work. Contract changes are not permitted for any material alteration in the scope of the Contract Work. Contract changes may include any Contract revision deemed necessary by the Agency Chief Contracting Officer.

    3.2.2 The Contractor may be entitled to a price adjustment for extra work performed or to be performed pursuant to a written change order. If any part of the contract work is necessarily delayed by a change order, the Contractor may be entitled to an extension to time for performance. Adjustments to price shall be validated for reasonableness by using appropriate price and cost analysis.

    3.2.3 Any changes in contract amount due to authorized additional or omitted work require appropriate price and cost analysis to determine reasonableness. In addition, except for non-construction requirements contracts, all changes that cumulatively exceed the greater of 10% of the original contract amount or $100,000 shall be approved by the CCPO.

                   ARTICLE 4 - PAYMENT AND LIQUIDATED DAMAGES

4.1 The City agrees to pay and the Contractor agrees to accept, as full consideration for the complete and satisfactory performance of the Contract Work required under this Contract, the amount set forth in its bid (as it may have been adjusted pursuant to the PPB Rules). Payment(s) shall be made within 30 days after the filing with the Comptroller of voucher(s) for such payment(s). The Commissioner shall file such voucher(s) with the Comptroller within 30 days after the receipt of invoices for such payment(s). In the event any items in the filing may be questioned or disputed by the Commissioner, these items may be deleted from the billing until their resolution and the remainder of the billing shall be processed within the above period(s).

4.2 The Contractor shall submit numbered invoices for payment in accordance with the payment schedule established in the Specifications. Such invoices shall set forth the Contract Work for which payment is requested, and approval thereof by NYCDOS shall be a prerequisite to payment. All payment shall be subject to such provisions for set off as may be set forth in this Agreement and in the Specifications.

4.3 Payments shall be made out of such monies as may be reserved by the Comptroller for the purpose provided in this Contract. This Contract and all payments under this Contract shall be subject to audit by NYCDOS and post audit by the Comptroller in accordance with the New York City Charter and Administrative Code. The City is exempt from the payment of any federal, New York State, and City sales or excise taxes.

4.4    PRICING

    4.4.1 The Contractor shall, whenever required during this Contract, including but not limited to the time of bidding or proposing, submit cost or pricing data and

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

              formally certify that, to the best of its knowledge and belief, the cost or pricing data submitted was accurate, complete, and current as of a specified date. The Contractor shall be required to keep its submission of cost and pricing data current until this Contract has been completed.

    4.4.2 The price of any Change Order or Contract modification or Amendment subject to the conditions of Section 4.6.1 shall be adjusted to exclude any significant sums by which the City finds that such price was based on cost or price data furnished by the supplier which was inaccurate, incomplete, or not current as of the date agreed upon between the parties.

    4.4.3 TIME FOR CERTIFICATION. The Contractor must certify that the cost or pricing data submitted are accurate, complete, and current as of a mutually determined date.

    4.4.4 REFUSAL TO SUBMIT DATA. When any Contractor refuses to submit the required data to support a price, the Contracting Officer shall not allow the price.

    4.4.5 CERTIFICATE OF CURRENT COST OR PRICING DATA. Form of Certificate. In those cases when cost or pricing data is required, certification shall be made using a certificate substantially similar to the one contained in the PPB Rules, and such certification shall be retained in the Agency Contract File.

4.5 MOST FAVORABLE CUSTOMER CLAUSE: The Contractor warrants and represents that the prices, warranties, conditions, benefits and terms set forth in this Contract are at least equal to or more favorable to the City than the prices, warranties, benefits and terms now charged or offered by the Contractor, or that may be charged or offered by the Contractor for the same or substantially similar products as described in this Contract. If at any time from the bid opening date until final acceptance has been made under this Contract, the Contractor provides prices, warranties, benefits, terms more favorable than those provided to the City under this Contract, then the Contractor shall promptly thereafter notify the City of such fact and take such steps to amend this Contract to the changed more favorable prices, warranties, conditions, benefits or terms, provided that the City shall have the right and option to decline any such change(s). If the Contractor is of the opinion that apparently more favorable price, warranty, benefit or terms charged or offered a customer during the time indicated above is not in fact more favored treatment, the Contractor will promptly notify the Commissioner in writing setting forth in detail the reason that it believes said apparently more favored treatment is not in fact more favored treatment.

4.6 ASSESSMENT OF LIQUIDATED DAMAGES: If provided for in either the Scope of Work or in SCHEDULE A, liquidated damages for failure to perform the Contract Work in compliance with the terms of this Contract shall be assessed by NYCDOS against the Contractor in accordance with those provisions for the period(s) (day, hour, etc.), or a fraction thereof; given in the Scope of Work and/or in SCHEDULE A. In view of the difficulty of accurately ascertaining the loss which the City will suffer because of a failure to perform and/or complete the Contract Work, liquidated damages, in the amount set forth in the Scope of Work and/or in SCHEDULE A, are fixed and agreed upon as liquidated damages and not as a penalty.

       Liquidated damages received under this Contract are not intended to be, nor shall they be treated as, either a partial or full waiver or discharge of the City's right to

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

       indemnification under Section 5.4, of the Contractor's obligation to indemnify the City, or of any other remedy provided for by this Contract or by Law.

       The Comptroller will deduct and retain out of the monies which may become due under this Contract the amount of any such liquidated damages. In case the amount of liquidated damages which may become due are less than the damages suffered by the City, the Contractor will be liable to pay the difference upon demand by NYCDOS.

4.7 RIGHT OF SETOFF: The City and NYCDOS shall have the right of setoff against any unpaid amount due to the Contractor under this Contract or any other agreement between NYCDOS and the Contractor as a partial remedy for any of the Contractor's breaches of any representation, warranties, or agreements set forth in this Contract, including but not limited to the performance of the Contract Work. This right of setoff shall survive the termination of this Contract.

4.8 PROMPT PAYMENT: The Prompt Payment provisions set forth in the PPB Rules in effect at the time of this solicitation will be applicable to payments under this Contract. The provisions require the payment to contractors of interest on payments made after the required payment date except as set forth in the applicable sections of the PPB Rules. The Contractor must submit a proper invoice to receive payment, except where this Contract provides that the Contractor will be paid at predetermined intervals without having to submit an invoice for each scheduled payment. Determinations of interest due will be made in accordance with the provisions of the PPB Rules and General Municipal Law 3-a.

                       ARTICLE 5 - LIABILITY OF CONTRACTOR

5.1    GENERAL LIABILITY

    5.1.1 The Contractor shall be solely responsible for all physical injuries or death to its agents, servants, or employees or to any other person and for all damage to any property sustained during its operations and Contract Work under this Contract resulting from any act of omission or commission or error in judgment of any of its officers, trustees, employees, agents, servants, or independent contractors. The Contractor shall be solely responsible for the safety and protection of all of its employees whether due to the negligence, fault or default of the Contractor or not.

    5.1.2 In the event that any claim is made or any action is brought against the City arising out of negligence or careless acts or any employee of the Contractor either within or without the scope of his or her employment, or arising out of the Contractor's negligent performance of this Contract, or any act included in
              Section 5.1.1, above, then the City shall have the right to withhold further payments hereunder for the purpose of set-off in sufficient sums to cover that claim or action. The rights and remedies of the City provided for in this clause shall not be exclusive arid are in addition to any other rights and remedies provided by law or this Contract.

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

5.2    PROTECTION OF CITY PROPERTY

    5.2.1 The Contractor assumes the risk of, and shall be responsible for any loss or damage to City property, including property and equipment leased by the City, used in the performance of this Contract, and caused, either directly or indirectly, by the acts, conduct, omissions or lack of good faith of the Contractor, its officers, managerial personnel employees, or any person, firm, company, agent or others engaged by the Contractor as expert, consultant, specialist or subcontractor hereunder.

    5.2.2 In the event any such City property is lost or damaged except for normal wear and tear, or to the extent that such property is consumed in the performance of this Contract, then the City shall have the right to withhold further payments hereunder for the purpose of set-off in sufficient sums to cover such loss or damage.

    5.2.3 The Contractor agrees to indemnify the City and hold it harmless from any and all liability or claim for damages due to any such loss or damage to any such City property described in Section
              5.1.1 above.

    5.2.4 The rights and remedies of the City provided in this Agreement shall not be exclusive and are in addition to any other rights and remedies provided by law or by agreement.

    5.2.5 If City property is lost, damaged or destroyed as result of the operations of the Contractor or its subcontractors, in the performance of this Contract, or from its or their failure to comply with any of the provisions of this Contract, or by law, the Contractor shall indemnify and hold the City harmless from any and all costs and expense which the City may be subjected to which it may suffer or incur by reason thereof.

5.3    INFRINGEMENTS

       The Contractor shall be liable to NYCDOS and hereby agrees to indemnify and hold NYCDOS harmless for any damage or loss or expense sustained by NYCDOS from any infringement by the Contractor of any copyright, trademark or patent rights of design, system, drawings, graphs, charts, specifications or printed matter furnished or used by the Contractor in the performance of this Contract.

5.4    INDEMNIFICATION

       To the maximum extent permitted by law, the Contractor covenants that it will protect, indemnify, and hold NYCDOS harmless from and against all liabilities, actions, damages, claims, demands, judgments, losses, costs, expenses, suits or actions for personal injury to, or death of, any person or persons, or loss or damage to property caused by: (a) the breach by the Contractor of any of its representations, warranties, or agreements contained in this Agreement including misstatements in filings relied upon for award; (b) the performance or non-performance of the Contractor's obligations under this Contract; (c) the negligent or intentional acts or omissions of the Contractor, its officers, trustees, employees, agents, servants, or independent contractors. The Contractor shall promptly notify NYCDOS of the assertion of any claim against which

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

       such other party is indemnified hereunder, shall give the other party the opportunity to defend such claim, and shall not settle such claim without the written approval of the City's Corporation Counsel. The indemnification established under this Section shall not preclude any remedies at law or in equity and shall survive the termination of this Contract.

              ARTICLE 6 - INSURANCE, PAYMENT AND PERFORMANCE BONDS

6.1    PERFORMANCE AND PAYMENT BONDS (WHEN CALLED FOR BY THE SOLICITATION
       DOCUMENTS)

    6.1.1 The Contractor shall, prior to or at the same time of execution of this Contract, deliver to the City a performance bond and a payment bond as security for the payment of all persons performing labor or furnishing material in connection with this Contract, IF PAYMENT AND PERFORMANCE BONDS ARE REQUIRED IN SCHEDULE A. The payment and performance bonds must have as surety a surety company or surety companies that are licensed by the State of New York, authorized to do business in the State of New York and approved by NYCDOS. The payment and performance bonds shall be in the amount specified in SCHEDULE A and must be in the form included in the Invitation for Bid package.

    6.1.2 In lieu of a payment and performance bonds, a Contractor may deposit with the Comptroller money, or obligations of the City which the Comptroller shall approve as of equal value with the amount of the Performance and Completion Bond, or a letter of credit in a form acceptable to NYCDOS through an institution approved by the City as the Comptroller may deem as appropriate.

    6.1.3 Whenever a Contractor deposits obligations of the City in lieu of a performance and completion bond (a performance bond) and a labor and material bond (a payment bond), it shall be with the understanding that the Comptroller, or his or her successors, may sell and use the proceeds thereof, for any purpose for which the principal or surety on such bond would be liable under the terms of this Contract. If money is deposited with the Comptroller, the Contractor shall not be entitled to receive interest on such money from the City.

6.2    INSURANCE AGREEMENTS IN GENERAL

    6.2.1     REQUIRED INSURANCE

              The Contractor is required to obtain and to maintain the insurance described in SCHEDULE A of the Insurance General Conditions, which is incorporated into this Contract. SCHEDULE A, and the Insurance General Conditions that set forth the detailed requirements for insurance, are incorporated into this Contract as if set forth herein.

    6.2.2     WORKERS' COMPENSATION AND DISABILITY BENEFITS

              If employees engaged in the Contract Work are required to be insured by the provision of Chapter 615 of the Laws of 1922, the Workers' Compensation Law, as amended, this Contract shall be void and of no effect unless the Contractor secures Workers' Compensation Insurance (inclusive of disability benefits) for

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

              the benefit of those employees, and keeps the insurance in effect during the time of this Contract.

6.3    RETAINED PERCENTAGE IF REQUIRED IN SCHEDULE A

    6.3.1 As further security for the faithful performance of this Contract, the Commissioner shall deduct, and retain, until the substantial completion of the Contract Work, a percentage as indicated in the SCHEDULE A of this Contract, of the value of Contract Work certified for payment in each partial payment voucher. In case of a unit price contract, the percent retained shall be a percentage of the estimated amount set forth in SCHEDULE A to be paid to the Contractor under this Contract.

    6.3.2 However, in contracts where full performance and payment bonds are not furnished as further security for the faithful performance of this Contract, the Commissioner shall deduct, and retain until the substantial completion of the Contract Work, 10% of the value of Contract Work certified for payment in each partial payment voucher, or, in case of a unit price contract, 10% of the estimated amount to be paid to the Contractor under this Contract.

                    ARTICLE 7 - PROVISIONS RELATING TO LABOR

7.1    SUPERVISION BY CONTRACTOR

    7.1.1 The Contractor shall give its personal supervision to the Contract Work or have a competent manager, foreman or supervisor satisfactory to the Commissioner assigned to the Contract Work at all times during performance of this Contract.

    7.1.2 In the performance of this Contract, the Contractor shall utilize competent and qualified persons. All such persons are the employees of the Contractor and not of the City and the Contractor shall be responsible for their acts, personal conduct and work.

    7.1.3 All Contract Work shall be performed in a skillful and workman-like manner. The Commissioner may require, and the Contractor agrees to, the removal from the Contract Work of any of the Contractor's personnel or its subcontractor's personnel deemed incompetent, careless or otherwise objectionable by the Commissioner. With or without cause, NYCDOS may cause any personnel supplied by the Contractor to be removed from the Contract Work by notifying the Contractor by phone that NYCDOS desires such removal. The Contractor agrees to remove the identified personnel upon receipt of notification.

    7.1.4 NYCDOS shall have the right to have representatives of NYCDOS, the City and State of New York, or the federal government present at the Site to observe the Contract Work being performed.

7.2    PROHIBITED ACTS

       The Contractor shall not employ any labor, or utilize materials or means which employment or utilization during the course of this Contract may in any way tend to cause or result in strikes, work stoppage, delays, suspensions of Contract Work or similar troubles by workmen employed by the Contractor, or by any of the trades working

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

       in or about the buildings and premises where Contract Work is being performed under this Contract, or by contractors or their subcontractors pursuant to other agreements or contracts, or on any other building premises owned or operated by the City, its agencies, departments, boards or authorities. Any violation by the Contractor of these requirements shall be considered as proper and sufficient cause for declaring the Contractor to be in default.

7.3    NOTICE OF LABOR DISPUTES

       Whenever the Contractor has knowledge that any actual or potential labor dispute is delaying or threatens to delay the timely performances of this Contract, the Contractor shall immediately give notice to NYCDOS, including all relevant information with respect thereto.

7.4    NEW YORK STATE LABOR LAW

       The Contractor agrees to carry out all applicable provisions of the Labor Law of the State of New York in the performance of this Contract. If NYCDOS anticipates that workers whose wages are covered by Labor Law
       Section 220 or Labor Law Section 231 may perform Contract Work, those wage rates are included in the Solicitation Documents and are incorporated into this Contract. However, if NYCDOS fails to include those wage rates, and the Contractor has such workers, the Contractor must pay those workers the required wage rates.

7.5    MINIMUM WAGE AND WORKING CONDITIONS

    7.5.1 Except for employees whose minimum wage is required to be fixed pursuant to Section 220 (d) of the Labor Law of the State of New York, or persons employed by the Consultant and any subcontractor in the manufacture or furnishing of the work, labor and services, used in the performance of this Contract will be paid not less than the federal minimum wage.

    7.5.2 For any breach or violation of any of the provisions of Section 7.5.1, the Contractor shall be liable to the City for damages equal to the amount of any underpayment for wages due to any employee engaged in the performance of this Contract, which may be withheld from any amounts due under this Contract or may be recovered in suits brought by the Corporation Counsel in the name of the City. Such damages are in addition to damages for any other breach of this Contract. In addition, for violation of this
              Section 7.5.1, the Commissioner shall have the right to cancel this Contract and enter into other contracts for the completion of the Contract Work, charging any additional cost to the Contractor. All sums withheld or recovered as deductions, rebates, refunds, or underpayment of wages for violation of the provisions of this
              Section 7.5.1 shall be held in a special deposit account and shall be paid without interest, on order of the City Commissioner of Labor, directly to the employees who have been paid less than minimum rates of pay required by Section 7.5.1 and on whose account such sums were withheld or recovered, provided that no claims by employees for such payments shall be entertained unless made within one year from the date of actual notice to the Contractor of the withholding or recovery of such sums by the City.

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

    7.5.3 No part of the Contract Work will be performed or rendered by the Contractor in any plants, factories, buildings or surroundings or working under conditions which are unsanitary or hazardous or dangerous to the health and safety of employees engaged in the performance of this Contract. Compliance with the safety, sanitary and factory inspection laws of the state in which the Contract Work is to be performed shall be prima facie evidence of compliance with this Section.

7.6    NON-DISCRIMINATION (E.O.50)

    7.6.1 This Contract is subject to the requirements of Executive Order No. 50 (April 25, 1980) (E.O. 50) and its implementing rules and regulations. No Contract will be awarded unless and until such requirements have been complied with in their entirety. By signing this Contract the Contractor agrees that it:

        7.6.1.1 will not discriminate against any employee or applicant for employment because of race, creed, color, national origin, sex, age, disability, marital status, or sexual orientation with respect to all employment decisions including, demotion, downgrading, transfer, training, rates of pay or other forms of compensation, layoff, termination, and all other terms and conditions of employment.

        7.6.1.2 when it subcontracts, will not engage in any unlawful discrimination in selection of subcontractors on the basis of owner's race, color, creed, national origin, sex, age, disability, martial status or sexual orientation;

        7.6.1.3 will state in all solicitations or advertisements for employees placed by or on behalf of the Contractor that all qualified applicants will receive consideration for employment without regard to race, creed, color, national origin, sex, age, disability, marital status, sexual orientation;

        7.6.1.4 will send to each labor organization or representative or workers with which it has a collective bargaining agreement or other contract or memorandum of understanding, written notification of its equal employment opportunity commitments under E.O. 50 and their implementing rules and regulations; and

        7.6.1.5 will furnish all information and reports including an Employment Report before the award of this Contract that are required by E.O. 50, its implementing rules and regulations, and orders, of the Director of the Division of Labor Services ("DLS"), and will permit access to its books, records, and accounts by NYCDOS for the purposes of investigation to ascertain compliance with such for such rules and regulations for a period of six years after completion of the Contract Work.

    7.6.2 The Contractor understands that in the event of its noncompliance with the nondiscrimination clauses of this Agreement or with any of such rules, regulations, or orders, such noncompliance shall constitute a material breach of this Contract and noncompliance with E.O. 50 and its implementing rules and regulations. After a hearing held pursuant to such rules, the Director of the Office

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              of Labor Services may direct the imposition by the Commissioner of any or all of the following sanctions:

        7.6.2.1    disapproval of the Contractor;

        7.6.2.2    suspension or Termination of this Contract;

        7.6.2.3    declaring the Contractor in default; or

        7.6.2.4 in lieu of any of the foregoing sanctions, the Director of Labor Services may impose an Employment Program.

    7.6.3 The Contractor agrees to include the provisions of the foregoing Sections in every subcontract or purchase order in excess of $50,000 to which it becomes a party unless exempted by E.O. 50 and its implementing rules and regulations, so that such provisions will be binding upon each subcontractor. The Contractor will take such action with respect to any subcontract or purchase order as may be directed by the Director of the Office of Labor Services as a means of enforcing such provision including sanctions for noncompliance.

    7.6.4 The Contractor further agrees that it will refrain from entering into any contract or contract modification subject to E.O. 50 and its implementing rules and regulations with a subcontractor who is not in compliance with the requirements of E.O. 50 and its implementing rules and regulations.

7.7 EQUAL EMPLOYMENT AND AFFIRMATIVE ACTION COMPLIANCE FOR NON-CONSTRUCTION CONSULTANTS

    7.7.1 As required by Section 220-e of the New York State Labor Law, the Contractor agrees:

        7.7.1.1 that in the hiring of employees for the performance of work under this Contract and any subcontract hereunder, no contractor, subcontractor, nor any person acting on behalf of such contractor or subcontractor shall by reason of race, creed, color, sex, or national origin discriminate against any citizen of the State of New York who is qualified and available to perform the work to which the employment relates;

        7.7.1.2 that no contractor, subcontractor, nor any person acting on his or her behalf shall, in any manner, shall discriminate against or intimidate any employee hired for the performance of work under this Contract on account of race, creed, color, sex, or national origin;

        7.7.1.3 that there may be deducted from the amount payable to the Consultant by the City under this Contract a penalty of five hundred dollars ($500) for each person for each calendar day during which such a person is discriminated against or is intimidated in violation of the provisions of this Contract; and

        7.7.1.4 that this Contract can be canceled or terminated by the City and all monies due or to become due hereunder may be forfeited, for a second or any

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

                   subsequent violation of the terms or conditions of this
                   Section 7.7.1 of the Agreement.

    7.7.2 The provisions of this Section covering every contract for or on behalf of the State or a municipality for the manufacture, sale or distribution of materials, equipment or supplies shall be limited to operations performed within the territorial limits of the State of New York.

7.8    CITY ADMINISTRATIVE CODE NON-DISCRIMINATION REQUIREMENTS. As required by
       Section 6-108 of the New York City Administrative Code:

    7.8.1 It shall be unlawful for any person engaged in the construction, alteration, or repair of buildings or engaged in the construction or repair of streets or highways pursuant to a contract with the City or engaged in the manufacture, sale or distribution of materials, equipment or supplies pursuant to a contract with the City to refuse to employ or to refuse to continue in any employment any person on account of race, color, or creed of such person.

    7.8.2 It shall be unlawful for any person or any servant, agent, or employee of any person, described in Section 7.8.1 above, to ask, indicate or transmit, orally or in writing, directly or indirectly, the race, color, or creed or religious affiliation of any person employed or seeking employment from such person, firm or corporation.

    7.8.3 Disobedience of the foregoing provisions shall be deemed a violation of a material provision of this Contract.

    7.8.4 Any person, or the employee, manager or owner who shall violate any of the provisions of this Section 7.8 shall, upon conviction thereof, be punished by a fine of not more than one hundred dollars or by imprisonment of not more than thirty days, or both.

                          ARTICLE 8 - BOOKS AND RECORDS

8.1    MAINTENANCE

       The Contractor agrees to maintain separate and accurate books, records, documents and other evidence and to use accounting procedures and practices which sufficiently and properly reflect all direct and indirect costs of any nature expended in the performance of this Contract.

8.2    RETENTION OF RECORDS

       The Contractor agrees to retain all books, records, and other documents relevant to this Contract for six years after the final payment or termination of this Contract whichever is later. City, New York State, and federal auditors and any other persons duly authorized by NYCDOS shall have full access to and the right to examine any of said materials during said period.

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

8.3    NO REMOVAL OF RECORDS FROM PREMISES

       Where performance of this Contract involves use by the Contractor of NYCDOS papers, files, data or records at NYCDOS facilities or offices, the Contractor shall not remove any such papers, files, data or records therefrom without the prior approval of NYCDOS's designated official.

8.4    AUDIT BY NYCDOS AND THE CITY

    8.4.1 All vouchers or invoices presented for payment to be made hereunder, and the books, records and accounts upon which said vouchers or invoices are based are subject to audit by the NYCDOS and by the Comptroller pursuant to the powers and responsibilities as conferred upon NYCDOS and the Comptroller by the New York City Charter and Administrative Code of the City of New York, as well as all orders and regulations promulgated pursuant thereto.

    8.4.2 The Contractor shall submit any and all documentation and justification in support of expenditures or fees under this Contract as may be required by NYCDOS and the Comptroller so that they may evaluate the reasonableness of the charges and shall make its records available to NYCDOS and to the Comptroller as they consider necessary.

    8.4.3 All books, vouchers, records, reports, canceled checks and any and all similar material may be subject to periodic inspection, review and audit by the State of New York, the federal government and other persons duly authorized by the City. Such audit may include examination and review of the source and application of all funds whether from the City, any state, the, federal government, private sources or otherwise.

    8.4.4 The Contractor shall not be entitled to final payment under this Contract until all requirements have been satisfactorily met.

                   ARTICLE 9 - REPRESENTATIONS AND WARRANTIES

9.1    PROCUREMENT OF CONTRACT

    9.1.1 The Contractor represents and warrants that no person or selling agency has been employed or retained to solicit or secure this Contract upon an agreement or understanding for a commission, percentage, brokerage fee, contingent fee, or any other compensation. The Contractor further represents and warrants that no payment, gift or thing of value has been made, given or promised to obtain this or any other agreement between the parties. The Contractor makes such representations and warranties to induce the City to enter into this Contract, and the City relies upon such representations and warranties in the execution of this Contract.

    9.1.2 For a breach or violation of such representations or warranties, the Commissioner shall have the right to annul this Contract without liability, entitling the City to recover all monies paid under this Contract and the Contractor shall not make claim for, or be entitled to recover, any sum or sums due under this Contract. This remedy, if effected, shall not constitute the sole remedy afforded

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

              the City for the falsity or breach, nor shall it constitute a waiver of the City's right to claim damages or refuse payment or to take any other action provided for by Law or pursuant to this Contract.

9.2    CONFLICT OF INTEREST

       The Contractor represents and warrants that neither it nor any of its directors, officers, members, partners or employees, have any interest, nor shall they acquire any interest, directly or indirectly which would or may conflict in any manner or degree with the performance or rendering of the Contract Work provided in this Contract. The Contractor further represents and warrants that in the performance of this Contract no person having such interest or possible interest shall be employed by it. No elected officials or other officer or employee of NYCDOS or the City, nor any person whose salary is payable, in whole or part, from the City Treasury, shall participate in any decision relating to this Contract which affects his or her personal interest or the interest of any corporation, partnership or association in which he or she is, directly or indirectly, interested nor shall any such person have any interest, direct or indirect, in this Contract or in its proceeds.

9.3 FAIR PRACTICE. The Contractor and each person signing on behalf of any Contractor represents, warrants and certifies, under penalty of perjury, that to the best of its knowledge and belief:

    9.3.1 The prices in this Contract have been arrived at independently without collusion, consultation, communication, or agreement, for the purpose of restricting competition, as to any matter relating to such prices with any other bidder or proposer, or with any competitor that did not submit a bid.

    9.3.2 Unless otherwise required by law, the prices which have been quoted in this Contract and on the bid submitted by the Contractor have not been knowingly disclosed by the. Contractor prior to the bid opening, directly or indirectly, to any other bidder or proposer, or any competitor that did not submit a bid; and

    9.3.3 No attempt has been made or will be made by the Contractor to indicate any other person, partnership or corporation to submit or not to submit a bid for the purpose of restricting competition.

    9.3.4 The fact that the Contractor (a) has published price lists, rates, or tariffs covering items being procured, (b) has informed prospective customers of proposed or pending publication of new or revised price lists for such items, or (c) has sold the same items to other customers at the same prices being bid or proposed, does not constitute, without more, a disclosure within the meaning of the above.

                    ARTICLE 10 - COVENANTS OF THE CONTRACTOR

10.1   EMPLOYEES OF THE CONTRACTOR

       All experts, consultants, subcontractors, or employees of the Contractor who are employed by the Contractor to perform Contract Work under this Contract are neither employees of the City nor under contract to the City and the Contractor alone is responsible for their work, direction, compensation and personal conduct while engaged

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

       under this Contract. Nothing in this Contract shall impose any liability or duty on the City for the acts, omissions, liabilities or obligations of the Contractor or any person, firm, company, agency, association, corporation or organization engaged by the Contractor as expert, consultant, subcontractor, independent contractor, specialist, trainee, employee, servant, or agent or for taxes of any insurance, worker's compensation, disability benefits and social security, or, except as specifically stated in this Contract to any person, firm or corporation.

10.2   INDEPENDENT CONTRACTOR STATUS

       The Contractor and NYCDOS agree that the Contractor is an independent contractor, and not an employee of NYCDOS or the City, and that in accordance with such status as independent contractor, the Contractor covenants and agrees that neither it nor its employees or agents will hold themselves out as, nor claim to be, officers or employees of the City, or of any department, agency or unit thereof, by reason hereof, and that they will not, by reason hereof, make any claim, demand or application to or for any right of privilege applicable to an officer of or employee of the City, including, but not limited to, Worker's Compensation coverage, unemployment insurance benefits, Social Security coverage or employee retirement membership or credit.

10.3   CONFIDENTIALITY

       All of the reports, information or data, furnished to or prepared, assembled or used by the Contractor under this Contract are to be held confidential, and prior to publication, the Contractor agrees that the same shall not be made available to any individual or organization without the prior written approval of NYCDOS. The provisions of this Section shall remain in full force and effect following termination of, or cessation of the Contract Work required by this Contract.

10.4   COMPLIANCE WITH LAW

       The Contractor shall render all Contract Work under this Contract in accordance with the applicable provision of federal,, City and State of New York, and local laws, rules and regulations as are in effect at the time such Contract Work is rendered.

10.5   INVESTIGATION CLAUSE

    10.5.1 The parties to this Contract agree to cooperate fully and faithfully with any investigation, audit or inquiry conducted by a New York State or City governmental agency or authority that is empowered directly or by designation to compel the attendance of witnesses and to examine witnesses under oath, or conducted by the Inspector General of a governmental agency that is a party in interest to the transaction; submitted bid or proposal, agreement, contract, lease, permit, or license that is the subject of the investigation, audit or inquiry.

    10.5.2 If any person who has been advised that his or her statement, and any information from such statement, will not be used against him or her in any subsequent criminal proceeding refuses to testify before a grand jury or other governmental agency or authority empowered directly or designation to compel the attendance of witnessed and to examine witnesses under oath concerning the award of or performance under any transaction, agreement, lease, permit,

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

              contract, or license entered into with the City, the State of New York, or any political subdivision or public authority thereof, or the Port Authority of New York and New Jersey, or any local development corporation within the City, or any public benefit corporation organized under the laws of the State of New York, or;

    10.5.3 If any person refuses to testify for a reason other than the assertion of his or her privilege against self-incrimination in an investigation, audit or inquiry conducted by a City or New York State governmental agency or authority empowered directly or by designation to compel the attendance of witnessed and to take testimony under oath or by the Inspector General of the governmental agency that is a party in interest in, and is seeking testimony concerning the award of, or performance under, any transaction, agreement, lease, permit, contract, or license entered into with the City, the State of New York, or any political subdivision thereof or any local development corporation within the City then;

    10.5.4 The Commissioner, whose agency is a party in interest to the transaction, submitted bid, submitted proposal, agreement, contract, lease, permit, or license shall convene a hearing, upon not less than five (5) days written notice to the parties involved to determined if any penalties should attach for the failure of a person to testify.

    10.5.5 If any non-governmental party to the hearing requests an adjournment, the Commissioner who convened the hearing may, upon granting the adjournment, suspend any agreement, contract, lease, permit, or license pending the final determination pursuant to
              Section 10.5.7 below without the City incurring any penalty or damages for delay or otherwise.

    10.5.6 The penalties which may attached after a final determination by the Commissioner may include but shall not exceed:

        10.5.6.1 The disqualification for a period not to exceed five (5) years from the date of an adverse determination for any person, or any entity of which such person was a member at the time the testimony was sought, from submitting bids or proposals for, or transacting business with, or entering into or obtaining any agreement, contract, lease, permit, or license with or from the City; and/or

        10.5.6.2 The cancellation or termination of any and all such existing City contracts, agreements, leases, permits or licenses that the refusal to testify concerns and that have not been assigned as permitted under this Contract, not the proceeds of which pledged, to an unaffiliated an unrelated institutional lender for fair value prior to the issuance of the notice scheduling the hearing, without the City incurring any penalty or damages on account of such cancellation or termination; monies lawfully due for goods delivered, work done, rentals, or fees occurred prior to the cancellation or termination shall be paid by the City.

    10.5.7 The Commissioner shall consider and address in reaching his or her determination and in assessing an appropriate penalty the factors in Sections 10.5.7.1 and 10.5.7.2 below. He or she may also consider, if relevant and appropriate, the criteria established in Sections 10.5.7.3 and 10.5.7.4 below in addition to any other information which may be relevant and appropriate:

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

        10.5.7.1 The party's good faith endeavors or lack thereof to cooperate fully and faithfully with any governmental investigation or audit, including but not limited to the discipline, discharge, or the dissociation of any person failing to testify, the production of accurate and complete books and records, and the forthcoming testimony of all other members, agents assignees or fiduciaries whose testimony is sought.

        10.5.7.2 The relationship of the person who refused to testify to any entity that is a party to the hearing, including, but not limited to, whether the person whose testimony is sought has an ownership interest in the entity and/or the degree of authority and responsibility the person has within the entity.

        10.5.7.3 The nexus of the testimony sought to the subject entity and its agreements, contracts, leases, permits or licenses.

        10.5.7.4 The effect a penalty may have on an unaffiliated and unrelated party or entity that has a significant interest in an entity subject to penalties under Section 10.5.6 above, provided that the party or entity has given actual notice to the Commissioner upon the acquisition of the interest or at the hearing called for in Section 10.5.4 above gives notice, and proves that such interest was previously acquired. Under either circumstance the party or entity must present evidence at the hearing demonstrating the potential adverse impact a penalty will have on such person or entity.

    10.5.8    Definitions Used in this Section 10.5:

        10.5.8.1 The term "LICENSE" or "PERMIT" as used in this Section shall be defined as a license, permit, franchise or concession not granted as a matter of right.

        10.5.8.2 The term "PERSON" as used in this Section shall be defined as any natural person doing business alone or associated with another person or entity as a partner, director, officer, principal or employee.

        10.5.8.3 The term "ENTITY" as used in this Section shall be defined as any firm, partnership, corporation, association, or person that receives monies, benefits, licenses, leases, or permits from or through the City or otherwise transacts business with the City.

        10.5.8.4 The term "MEMBER" as used in this Section shall be defined as any person associated with another person or entity as a partner, director, office, principal or employee.

    10.5.9 In addition to and notwithstanding any other provision of this Contract the Commissioner may, in his or her sole discretion, terminate this Contract upon not less than three days written notice in the event the Contractor fails to promptly report in writing to the Commissioner of Investigation any solicitation of money, goods, request for future employment or other benefit or thing of value, by or on behalf of any employee of the City or other person, firm, corporation or entity for any purpose which may be related to the procurement or obtaining of this Contract by the Contractor, or affecting the performance of this Contract.

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

10.6   ASSIGNMENT OF THIS CONTRACT

    10.6.1 The Contractor shall not assign, transfer, convey, sublet or otherwise dispose of this Contract, or of the Contractor's power of attorney or otherwise, any of its rights to receive monies due or to become due under this Contract, unless the prior written consent of NYCDOS shall be obtained. Any such assignment, transfer, convenience, sublease or other disposition without such consent shall be void.

    10.6.2 In the event that the Contractor assigns, transfers, conveys, sublets or otherwise disposes of this Contract as specified in
              Section 10.6.1 above, without the prior written consent of NYCDOS, NYCDOS shall revoke and annul this Contract and NYCDOS shall be relieved and discharged from any and all liability and obligations growing out of this Contract to the Contractor, its assignees, transferees or subleasees shall forfeit and lose all monies theretofore earned under this Contract except so much thereof as may be required to pay the Contractor's employees.

    10.6.3 The provisions of this Section shall not hinder, prevent or affect an assignment by the Contractor for the benefit of its creditors made pursuant to the laws of the State of New York.

    10.6.4 This Contract may be assigned by the City to any corporation, agencies or instrumentality having authority to accept such assignment.

10.7   SUBCONTRACTING

    10.7.1 The Contractor agrees not to enter into any subcontracts for the performance of the obligations, in whole or in part, under this Contract without the prior written approval of NYCDOS. Two copies of each such proposed subcontract shall be submitted to NYCDOS with the Contractor's written request for approval.

    10.7.2    All such subcontracts shall contain provisions specifying:

        10.7.2.1 that the Contract Work performed by the subcontractor must be in accordance with the terms of this Contract between NYCDOS and the Contractor;

        10.7.2.2 that nothing contained in a subcontract shall impair the rights of NYCDOS;

        10.7.2.3 that nothing contained in a subcontract, or under this Contract between NYCDOS and the Contractor, shall create any contractual relationship between the subcontractor and NYCDOS; and

        10.7.2.4 that the subcontractor specifically agrees to be bound by the confidentiality provision, the MacBride Principles attached as EXHIBIT A, the Burma Provisions attached as EXHIBIT B, the Non-Discrimination (E.O. 50) provisions, and the Investigations provisions set forth in this Contract between NYCDOS and the Contractor.

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

    10.7.3 The Contractor agrees that it is fully responsible to NYCDOS for the acts and omissions of the subcontractors and of persons either directly or indirectly employed by them as it is for the acts and omissions of persons directly employed by it.

    10.7.4 The approval required by Section 10.7.1 is required in all cases other than individual employer employee contracts.

    10.7.5 The Contractor shall not in any way be relieved of any responsibility under this Contract by any subcontract.

10.8   PUBLICITY

    10.8.1 The prior written approval of NYCDOS is required before the Contractor or any of its employees, servants, agents, or independent contractors may, at any time either during or after completion or termination of this Contract, make any statement to the press or issue any material for publication through the media of communication bearing on the work performed or data collected under this Contract.

    10.8.2 If the Contractor publishes a work dealing with any aspect of performance under this Contract, or of the results and accomplishments attained in such performance, NYCDOS shall have a royalty fee, non-exclusive and irrevocable license to reproduce, publish or otherwise use and to authorize others to use the publication.

10.9   PARTICIPATION IN AN INTERNATIONAL BOYCOTT

    10.9.1 The Contractor agrees that neither the Contractor nor any substantially owned affiliated company is participating or shall participate in an international boycott in violation of the provisions of the Export Administration Act of 1979, as amended, of the regulations of the United States Department of Commerce promulgated thereunder.

    10.9.2 Upon the final determination by the Commerce Department or any other agency of the United States as to, or conviction of the Contractor or a substantially owned affiliated company thereof, or participation an international boycott in violation of the provisions of the Export Administration Act of 1979, as amended, or the regulations promulgated thereunder, the Comptroller may, at this option, render forfeit and void this Contract.

    10.9.3 The Contractor shall comply in all respects, with the provisions of Section 6-114 of the Administrative Code of the City of New York and the implementing rules and regulations issued by the Comptroller.

10.10  INVENTIONS, PATENTS AND COPYRIGHTS

    10.10.1 Any discovery or invention arising out of or developed in the course of performance of this Contract shall be promptly and fully reported to NYCDOS, and if the Contract Work is supported by a federal grant of funds, it shall be

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

              promptly and fully reported to the federal government for determination as to whether patent protection on such invention shall be sought and how the rights in the invention or discovery, including rights under any patent issued thereon, shall be disposed of and administered in order to protect the public interest.

    10.10.2 No report, document or other data produced in whole or in part with Contract funds shall be copyrighted by the Contractor nor shall any notice of copyright be registered by the Contractor in connection with any report, document or other data developed for this Contract.

    10.10.3 If any copyrightable material is developed under, or in the course of performing this Contract, any federal agency providing federal financial participation for this Contract shall have royalty-free, nonexclusive and irrevocable right to reproduce, publish or otherwise use, and to authorize and to authorize others to use, the work for governmental purposes.

    10.10.4 In no event shall Sections 10.10.1, 10.10.2 and 10.10.3 be deemed to apply to any report, document or other data, or any invention of the Contractor which existed prior to, or was developed or discovered independently from, its activities related to or funded by this Contract.

10.11  ANTI-TRUST

    10.11.1 The Contractor hereby assigns, sells and transfers to the City all right, title and interest in and any claims and causes of action arising under the anti-trust laws of the State of New York or of the United Stated relating to the particular goods and services purchased or procured by the City under this Contract.

10.12  POLITICAL ACTIVITY

    10.12.1 There shall be no partisan political activity or any activity to further the election or defeat of any candidate for public, political or party office as part of or in connection with this Contract.

    10.12.2 No funds provided under this Contract shall be used, for publicity or propaganda purposes, for the preparation, distribution or use of any kit, pamphlet, booklet, publication, radio, television or film presentation designed to support or defeat legislation pending before the Congress of the United States, except in presentation to the Congress itself.

    10.12.3 No funds provided under this Contract shall be used, to pay the salary or expenses of any person to engage in any activity designed to influence legislation or appropriations pending before the Congress of the United States.

10.13  CLEAN AIR PROVISIONS

    10.13.1 If the amount of this Contract is in excess of $100,000, the Contractor shall comply with all applicable standards, orders or regulations issued pursuant to the Clean Air Act of 1970, as amended (42 U.S.C. 1857B, et seq.) and the Federal Water Pollution Act (33 U.S.C. 1251, et. seq.)

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

    10.13.2 If a harmful dust hazard is created in performing the Contract Work under this Contract, for the elimination of which appliances or methods have been approved by the Board of Standards and Appeals of the State of New York, such appliances and Methods shall be installed, maintained, and effectively operated during the continuance of such harmful dust hazard. Failure to comply with this provision after notice shall make this Contract void.

    10.13.3 In accordance with the provisions of Section 1403.3.2.25, Noise Abatement Contract Compliance, of Part III of Chapter 57 of the Administrative Code of the City of New York.

        10.13.3.1 Devices and activities which will be operated, conducted, constructed or manufactured pursuant to this Contract and which are subject to the provisions of the New York City Noise Control Code shall be operated, conducted, constructed, or manufactured without causing a violation of the code.

        10.13.3.2 Such devices and activities shall incorporate advances in the art of noise control development for the kind and level of noise emitted or produced by such devices and activities, in accordance with regulations issued by the Administrator of the Environmental Protection Administration. Regulations promulgated pursuant to Section 1403.3.2.25 of the New York City Noise Control Code after the bid or proposal openings for this Contract shall not alter its terms, conditions and Specifications.

                            ARTICLE 11 - TERMINATION

11.1   TERMINATION FOR CONVENIENCE

    11.1.1 At any time during the period of this Contract NYCDOS, upon ten days' written notice to the Contractor, may cancel this Contract and terminate the Contract Work in whole or in part. In such event the Contractor shall be paid whatever sum has become due to the Contractor for Contract Work performed prior to the effective date of the cancellation without further liability to the City.

    11.1.2 The Contractor shall be entitled to apply to NYCDOS to have this Contract terminated by NYCDOS by reason of any failure in the performance of this Contract (including any failure by the Contractor to make progress in the prosecution of Contract Work that endangers such performance), if such failure arises out of causes beyond the control and without the fault or negligence of the Contractor. Such causes may include, but are not restricted to: acts of God or of the public enemy, acts of the government in either its sovereign or contractual capacity, fires, flood, epidemics, quarantine restrictions, strikes, freight embargoes, or any other cause beyond the reasonable control of the Contractor. The determination that such failure arises out of causes beyond the control and without the fault or negligence of the Contractor shall be made by the Commissioner who agrees to exercise reasonable judgment in reaching the determination. If such a determination is made and this Contract terminated by NYCDOS pursuant to such application by the Contractor, such termination shall be deemed to be without cause.

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

    11.1.3 All payments pursuant to this Section 11.1 shall be accepted by the Contractor in full satisfaction of all claims against the City arising out of termination.

    11.1.4 If the Commissioner terminates this Contract in whole or in part as provided in Section 11.1 above, the City may procure, upon such terms and in such manner deemed appropriate, supplies or services similar to those so terminated, and the Contractor shall continue the performance of this Contract to the extent it has not been terminated.

11.2   TERMINATION FOR CAUSE

    11.2.1 The Contractor may be declared in default by NYCDOS, and NYCDOS may terminate this Contract in whole or in part by written notice to the Contractor for, but not limited to, one or more of the following:

        11.2.1.1   The Contractor becomes insolvent;

        11.2.1.2 The Contractor makes an assignment for the benefit of creditors pursuant to the Statute of the State of New York;

        11.2.1.3 A voluntary or involuntary petition in bankruptcy be filed by or against the Contractor;

        11.2.1.4 A receiver or receivers are appointed to take charge of the Contractor's property or affairs;

        11.2.1.5 The Contractor sublets, assigns, transfers, conveys or otherwise disposes of this Contract other than as specified in this Contract;

        11.2.1.6 The Contractor fails or refuses to proceed with the Contract Work when and as directed by the Commissioner;

        11.2.1.7 The Contractor is or has been unnecessarily or unreasonably or willfully delaying (a) the performance and completion of the Contract Work, (b) the award of necessary subcontracts, or (c) the placement of necessary material and equipment order;

        11.2.1.8 The Contractor, without just cause, reduces its working force to a number which, if maintained, would jeopardize the timely performance of this Contract, and fails or refuses to increase such working force when ordered to do so by the Commissioner;

        11.2.1.9 The Contract Work cannot be completed or is not completed within the time provided for in this Contract or within the time to which such completion may have been extended unless, however, the delay is caused by circumstances under the Commissioner's control;

        11.2.1.10  The Contractor abandons the Contract Work;

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

        11.2.1.11 The Contractor is or has been willfully or in bad faith violating any of the provisions of this Contract;

        11.2.1.12 The Contractor fails to secure and maintain all required insurance;

        11.2.1.13 Any statement or representation of the Contractor in this Contract or in any document submitted by the Contractor with respect to the work, the project, or this Contract (or for purposes of securing this Contract) is untrue or incorrect when made; or

        11.2.1.14 The Contractor commits an act of default (if any) listed in the Specifications.

    11.2.2 In the event that the Commissioner terminates this Contract in whole or in part as provided in Section 11.2.1 above, the City may procure, upon such terms and in such manner deemed appropriate, supplies or services similar to those so terminated. The Contractor shall be liable to the City for any excess costs for such similar supplies or services, and the Contractor shall continue the performance of this Contract to the extent it has not been terminated.

    11.2.3 Before the Commissioner shall exercise his or her right to declare the Contractor in default by reason of conditions set forth in Sections 11.2.1.1, 11.2.1.5, 11.2.1.6, 11.2.1.7, 11.2.1.8 and
              11.2.1.10, the Commissioner shall give the Contractor an opportunity to be heard, on two days' written notice, at which hearing the Contractor may have a stenographer present provided, however, that a copy of such stenographic notes, if any, shall be furnished to the Commissioner.

    11.2.4 Notwithstanding any other provisions of this Contract, the Contractor shall not relieved of liability to the City for damages sustained by the City by virtue of the Contractor's default, and the City may withhold payments to the Contractor for the purpose of set off until such time as the exact amount of damages due to the City from the Contractor is determined.

11.3   CONVERSION OF TERMINATION FOR CAUSE TO TERMINATION FOR CONVENIENCE

       If, after a declaration of default under Section 11.2, it is determined that for any reason the Contractor was not in default under that Section, or that such default was excusable, the rights and obligations of the parties shall be the same as if a notice of termination has been issued under Section 11.1.1 of this Agreement.

11.4   TERMINATION GENERALLY

    11.4.1 The provisions of this Agreement regarding confidentiality of information shall remain in full force and effect following any termination.

    11.4.2 The rights and remedies of the City provided in this Article and elsewhere in this Agreement shall not be exclusive and are in addition to all other rights and remedies provided by law or under this Contract.

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

    ARTICLE 12 - RESOLUTION OF DISPUTE ARISING OUT OF CONTRACT ADMINISTRATION

12.1 APPLICABILITY - This section shall apply to disputes between the City and a supplier that arise under, or by virtue of, a contract between them. All contracts shall include a clause providing that all disputes of the kind delineated herein shall be finally resolved in accordance with the provisions of this section.

    12.1.1 This section shall not apply to disputes concerning matters dealt with in other sections of these PPB Rules or to disputes involving patents, copyrights, trademarks, or trade secrets (as interpreted by the courts of New York State) relating to proprietary rights in computer software.

    12.1.2 For construction or construction-related services, this section shall apply only to disputes about the scope of work delineated by the Contract, the interpretation of Contract Documents, the amount to be paid for extra work or disputed work performed in connection with the Contract, the conformity of the supplier's work to the Contract, and the acceptability and quality of the supplier's work; such disputes arise when the Engineer makes a determination with which the supplier disagrees.

12.2 GENERAL PROVISIONS - All determinations required by this section shall be clearly stated, with a reasoned explanation for the determination based on the information and evidence presented to the party making the determination. Failure to make such determination within the time required by this section shall be deemed a non-determination without prejudice that will allow application to the next level.

12.3 WORK TO CONTINUE - During such time as any dispute is being presented, heard, and considered pursuant to this section, the Contract terms shall remain in full force and effect and the Contractor shall continue to perform work in accordance with the Contract and as directed by the Agency Chief Contracting Officer or Engineer. Failure of the supplier to continue the work as directed shall constitute a waiver by the supplier of any and all claims being presented pursuant to this section and a material breach of Contract.

12.4   PRESENTATION OF DISPUTE TO THE COMMISSIONER.

    12.4.1 Notice of Dispute and Agency Response - The supplier shall present its dispute in writing ("NOTICE OF DISPUTE") to the Commissioner within the time specified herein or, if no time is specified, within thirty days of receiving written notice of the determination or action that is the subject of the dispute. This notice requirement shall not be read to replace any other notice requirements contained in the Contract. The Notice of Dispute shall include all the facts, evidence, documents, or other basis upon which the supplier relies in support of its position, as well as a detailed computation demonstrating how any amount of money claimed by the supplier in the dispute was arrived at. Within thirty days after receipt of the complete Notice of Dispute, the Agency Chief Contracting Officer or, in the case of construction or construction-related services, the Engineer, shall submit to the Commissioner all materials he or she deems pertinent to the dispute. Following initial submissions to the Commissioner, either

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

              party may demand of the other the production of any document or other material the demanding party believes may be relevant to the dispute. The requested party shall produce all relevant materials that are not otherwise protected by a legal privilege recognized by the courts of New York State. Any questions of relevancy shall be determined by the Commissioner whose decision shall be final. Willful failure of the supplier to produce any requested material whose relevancy the supplier has not disputed, or whose relevancy has been affirmatively determined, shall constitute a waiver by the supplier of its claim.

    12.4.2 COMMISSIONER'S INQUIRY - The Commissioner shall examine the material and may, in his or her discretion, convene an informal conference with the supplier and the Agency Chief Contracting Officer and, in the case of construction or construction-related services, the Engineer, to resolve the issue by mutual consent prior to reaching a determination. The Commissioner may seek such technical or other expertise as he or she shall deem appropriate, including the use of neutral mediators, and require any such additional material from either or both parties as he or she deems fit. The Commissioner's ability to render, and the effect of, a decision hereunder shall not be impaired by any negotiations in connection with the dispute presented, whether or not the Commissioner participated therein. The Commissioner may or, at the request of any party to the dispute, shall compel the participation of any other supplier with a contract related to the work of this Contract, and that supplier shall be bound by the decision of the Commissioner. Any supplier thus brought into the dispute resolution proceeding shall have the same rights and obligations under this section as the supplier initiating the dispute.

    12.4.3 COMMISSIONER'S DETERMINATION - Within thirty days after the receipt of all materials and information, or such longer time as may be agreed to by the parties, the Commissioner shall make his or her determination and shall deliver or send a copy of such determination to the supplier and Agency Chief Contracting Officer and, in the case of construction or construction-related services, the Engineer, together with a statement concerning how the decision may be appealed.

12.5 FINALITY OF THE COMMISSIONER'S DECISION - The Commissioner's decision shall be final and binding on all parties, unless presented to the Contract Dispute Resolution Board ("CDRB") pursuant to this section. The City may not take a petition to the CDRB. However, should the supplier take such a petition, the City may seek, and the CDRB may render a determination less favorable to the supplier and more favorable to the City than the decision of the Commissioner.

    12.5.1 PRESENTATION OF DISPUTE TO THE COMPTROLLER - Before any dispute may be brought by the supplier to the CDRB, the supplier must first present its claim to the Comptroller for his or her review, investigation, and possible adjustment.

    12.5.2 TIME, FORM, AND CONTENT OF NOTICE - Within thirty days of receipt of a decision by the Commissioner, the supplier shall submit to the Comptroller and to the Commissioner a Notice of Claim regarding its dispute with the Agency. The Notice of Claim shall consist of: a) a brief statement of the substance of the dispute, the amount of money, if any, claimed and the reason(s) the supplier contends the dispute was wrongly decided by the Commissioner; b) a copy of the

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

              decision of the Commissioner; and c) a copy of all materials submitted by the supplier to the Agency, including the Notice of Dispute. The supplier may not present to the Comptroller any material not presented to the Commissioner, except at the request of the Comptroller.

    12.5.3 AGENCY RESPONSE - Within thirty days of receipt of the Notice of Claim, the Agency shall make available to the Comptroller a copy of all material submitted by the Agency to the Commissioner in connection with the dispute. The Agency may not present to the Comptroller any material not presented to the Commissioner except at the request of the Comptroller.

    12.5.4 COMPTROLLER INVESTIGATION - The Comptroller. may investigate the claim in dispute and, in the course of such investigation, may exercise all powers provided in sections 7-201 and 7-203 of the New York City Administrative code. In addition, the Comptroller may demand of either party, and such party shall provide, whatever additional material the Comptroller deems pertinent to the claim, including original business records of the supplier. Willful failure of the supplier to produce within fifteen days any material requested by the Comptroller shall constitute a waiver by the Contractor of its claim. The Comptroller may also schedule an informal conference to be attended by the Contractor, Agency representatives; and any other personnel desired by the Comptroller.

    12.5.5 OPPORTUNITY OF COMPTROLLER TO COMPROMISE OR ADJUST CLAIM - The Comptroller shall have forty-five days from his or her receipt of all materials referred to in the preceding Section to investigate the disputed claim. The period for investigation and compromise may be further extended by agreement between the supplier and the Comptroller, to a maximum of ninety days from the Comptroller's receipt of all the materials. The supplier may not present its petition to the CDRB until the period for investigation and compromise delineated in this paragraph has expired. In compromising or adjusting any claim hereunder, the Comptroller may not revise or disregard the terms of the Contract between the parties.

12.6 CONTRACT DISPUTE RESOLUTION BOARD - There shall be a Contract Dispute Resolution Board composed of:

    12.6.1 the chief administrative law judge of OATH or his/her designated OATH administrative law judge, who shall act as chairperson, and may adopt operational procedures and issue such orders consistent with this section as may be necessary in the execution of the CDRB's functions, including, but not limited to, granting extensions of time to present or respond to submissions;

    12.6.2 the City Chief Procurement Officer or his/her designee, or in the case of disputes involving construction or construction-related services, the Director of the Office of Construction or his/her designee; any designee shall have the requisite background to consider and resolve the merits of the dispute and shall not have participated personally and substantially in the particular matter that is the subject of the dispute or report to anyone who so participated; and

    12.6.3 a person with appropriate expertise who is not an employee of the City. This person shall be selected by the presiding administrative law judge from a

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

              prequalified panel of individuals, established and administered by OATH, with appropriate background to act as decision-makers in a dispute. Such individuals may not have a contract or dispute with the City or be an officer or employee of any company or organization that does, or regularly represents persons, companies, or organizations having disputes with the City.

12.7 PETITION TO CDRB - In the event the claim has not been settled or adjusted by the Comptroller within the period provided in this section, the supplier, within thirty days thereafter, may petition the CDRB to review the Commissioner determination.

    12.7.1 FORM AND CONTENT OF PETITION BY SUPPLIER - The supplier shall present its dispute to the CDRB in the form of a Petition, which shall include a) a brief statement of the substance of the dispute, the amount of money, if any, claimed and the reason(s) the supplier contends that the dispute was wrongly decided by the Commissioner; b) a copy of the decision of the Commissioner; c) copies of all materials submitted by the supplier to the Agency;
              d) a copy of the decision of the Comptroller, if any, and e) copies of all correspondence with, and material submitted by the supplier to, the Comptroller's Office. The supplier shall concurrently submit four complete sets of the Petition: one to the Corporation Counsel (Attn: Commercial and Real Estate Litigation Division), and three to the CDRB at OATH's offices, with proof of service on the Corporation Counsel. !n addition, the supplier shall submit a copy of the statement of the substance of the dispute, cited in a) above, to both the Commissioner and the Comptroller.

    12.7.2 AGENCY RESPONSE - Within thirty days of receipt of the Petition by the Corporation Counsel, the Agency shall respond to the statement of the supplier and make available to the Board all material it submitted to the Commissioner and Comptroller. Three complete copies of the Agency response shall be submitted to the CDRB at OATH's offices and one to the supplier. Extensions of time for submittal of the Agency response shall be given as necessary upon a showing of good cause or, upon the consent of the parties, for an initial period of up to thirty days.

    12.7.3 FURTHER PROCEEDINGS - The Board shall permit the supplier to present its case by submission of memoranda, briefs, and oral argument. The Board shall also permit the Agency to present its case in response to the supplier by submission of memoranda, briefs, and oral argument. If requested by the Corporation Counsel, the Comptroller shall provide reasonable assistance in the preparation of the Agency's case. Neither the supplier nor the Agency may support its case with any documentation or other material that was not considered by the Comptroller, unless requested by the CDRB. The CDRB, in its discretion, may seek such technical or other expert advice as it shall deem appropriate and may seek, on its own or upon application of a party, any such additional material from any party as it deems fit. The CDRB, in its discretion, may combine more than one dispute between the parties for concurrent resolution.

    12.7.4 CDRB DETERMINATION - Within forty-five days of the conclusion of all submissions and oral arguments, the CDRB shall render a decision resolving the dispute. In an unusually complex case, the CDRB may render its decision in a longer period of time, not to exceed ninety days, and shall so advise the parties at the commencement of this period. The CDRB's decision must be consistent

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

              with the terms of the Contract. Decisions of the CDRB shall only resolve matters before the CDRB and shall not have precedential effect with respect to matters not before the CDRB.

    12.7.5 NOTIFICATION OF CDRB DECISION - The CDRB shall send a copy of its decision to the Contractor, the Agency Chief Contracting Officer, the Corporation Counsel, the Comptroller, the City Chief Procurement Officer, the Office of Construction, the PPB, and, in the case of construction or construction-related services, the Engineer. A decision in favor of the supplier shall be subject to the prompt payment provisions of the PPB Rules. The Required Payment Date shall be thirty days after the date the parties are formally notified of the CDRB's decision.

    12.7.6 FINALITY OF CDRB DECISION - The CDRB's decision shall be final and binding on all parties. Any party may seek review of the CDRB's decision solely in the form of a challenge, filed within four months of the date of the CDRB's decision, in a court of competent jurisdiction of the State of New York, County of New York pursuant to Article 78 of the Civil Practice Law and Rules. Such review by the court shall be limited to the question of whether or not the CDRB's decision was made in violation of lawful procedure, was affected by an error of law, or was arbitrary and capricious or an abuse of discretion. No evidence or information shall be introduced or relied upon in such proceeding that was not presented to the CDRB in accordance with rule.

12.8 TERMINATION, CANCELLATION, OR BREACH OF CONTRACT - Any termination, cancellation, or alleged breach of the Contract prior to or during the pendency of any proceedings pursuant to this section shall not affect or impair the ability of the Commissioner or CDRB to make a binding and final decision pursuant to this section.

                           ARTICLE 13 - MISCELLANEOUS

13.1   CHOICE OF LAW, CONSENT TO JURISDICTION AND VENUE

    13.1.1 This Contract shall be deemed to be executed in the City, regardless of the domicile of the Contractor, and shall be governed by and construed in accordance with the laws of the State of New York. The parties agree that any and all claims asserted by or against the City arising under this Contract or related thereto shall be heard and determined either in the courts of the United States located in New York City ("FEDERAL COURTS") or in the Courts of the States of New York ("NEW YORK STATE COURTS") located in the City and County of New York. To effectuate this Contract and intent the Contractor agrees:

        13.1.1.1 If the City initiates any action against the Contractor in Federal Court or in New York State Court, service of process may be made on the Contractor either in person, wherever such Contractor may be found, or by registered mail addressed to the Contractor at its address as set forth in this Contract, or to such other address as the Contractor may provide to the City in writing;

        13.1.1.2 With respect to any action between the City and the Contractor in a New York State Court, the Contractor hereby expressly waives and relinquishes any rights it might otherwise have (a) to move to dismiss on grounds of forum NON

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

                   CONVENES, (b) to remove to Federal Court and (c) to move for a change of venue to a New York State Court outside New York County;

        13.1.1.3 With respect to any action between the City and the Contractor in Federal Court located in New York City, the Contractor expressly waives and relinquishes any right it might otherwise have to move to transfer the action to a United States Court outside the City;

        13.1.1.4 If the Contractor commences any action against the City in a court located other than in the city and State of New York, upon request of the City the Contractor shall either consent to a transfer of the action to a court of competent jurisdiction located in the City and State of New York or, if the court where the action is initially brought will not or cannot transfer the action, the Contractor shall consent to dismiss such action without prejudice and may thereafter reinstitute the action in New York City; and

        13.1.1.5 If one or more provisions of this Contract are held unenforceable for any reason, each and all other provision shall nevertheless remain in full force and effect.

13.2   GENERAL RELEASE

    13.2.1 The acceptance by the Contractor or its assignees of the final payment under this Contract, whether by voucher, judgment of any court of competent jurisdiction or any other administrative means, shall constitute and operate as a general release to the City from any and all claims of and liability to the Contractor arising out of the performing of this Contract.

13.3   CLAIMS AND ACTIONS THEREON

    13.3.1 No action at law or proceeding in equity against NYCDOS or the City shall lie or be maintained upon any claim based upon this Contract or arising out of this Contract or in any way connected with this Contract unless the Contractor shall have strictly complied with all requirements relating to the giving of notice arid of information with respect to such claims, all as provided for in this Contract.

    13.3.2 No action at law or proceeding in equity shall lie or be maintained against NYCDOS or the City upon any claim based upon this Contract or arising out of this Contract unless such action shall be commence within six months after the date of final payment hereunder, or within six months of termination or conclusion of this Contract, or within six months of accrual of the cause of action, whichever is earliest.

    13.3.3 In the event any claim is made or any action brought in any way relating to this Contract, the Contractor shall diligently render to NYCDOS and/or the City without additional compensation any and all assistance which NYCDOS and/or the City may require of the Contractor.

    13.3.4 The Contractor shall report to NYCDOS, in writing, within three working days of the initiation by or against the Contractor of any legal action or proceeding in connection with or relating to this Contract.

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

13.4   NO CLAIM AGAINST OFFICERS, AGENTS OR EMPLOYEES

       No claim whatsoever shall be made by the Contractor against any officer, agent or employee of the City for, or on account of anything done or omitted in connection with this Contract.

13.5   WAIVER

       Waiver by NYCDOS of a breach of any provision of this Contract shall not be deemed to be a waiver of any other subsequent breach and shall not be construed to be a modification of the terms of this Contract unless and until the same shall be agreed to in writing by NYCDOS or the City as required and attached to the original Contract.

13.6   NOTICE

    13.6.1 NYCDOS designates the business address specified in the Solicitation Documents and the Consultant designates the business address specified in its bid as the places where all notices from one party to the other party may be delivered or mailed. Actual delivery of any such notices to a party at the addresses given above (whether in person or by means of a commercial delivery service that provides signed receipts for delivery), or delivery by certified mail, will be conclusive and deemed to be sufficient service upon such party as of the date the notice was received by a party. If certified mail or notice whose delivery was attempted by a commercial delivery service is refused or returned to the sending party as non-deliverable, the service of the notice will be deemed conclusive and sufficient as of the date the U.S. Post Office has stamped the certified mail as refused or undeliverable or the date on which the commercial delivery service has stamped the notice as refused or undeliverable.

    13.6.2 These addresses may be changed at any time by written notice of the change of address to the other party in the manner as specified in Section 13.6.1 above. Nothing in this Section 13 will be deemed to serve as a waiver of any requirements for the service of notice or process in the institution of an action or proceeding as provided by Law.

13.7   ALL LEGAL PROVISIONS DEEMED INCLUDED

    13.7.1 It is the intent and understanding of the parties to this Contract that each and every provision of law required to be inserted in this Contract shall be and is inserted in this Contract. Furthermore, it is hereby stipulated that every such provision is to be deemed to be inserted in this Contract, and if, through mistake or otherwise, any such provision is not inserted, or is not inserted in correct form, then this Contract shall forthwith upon the application of either party be amended by such insertion so as to comply strictly with the law and without prejudice to the rights of either party hereunder.

    13.7.2 This Contract is subject to the MacBride Principles, attached as EXHIBIT A, and the Burma Provisions, attached as EXHIBIT B.

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

13.8   SEVERABILITY

    If this Agreement contains any unlawful provision not an essential part of this Contract and which shall not appear to have been a controlling or material inducement to the making thereof, the same shall be deemed of no effect and shall, upon notice by either party, be deemed stricken from this Agreement without affecting the binding force of the remainder.

13.9   SECTION HEADINGS

    Section headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Agreement and in no way affect this Contract.

13.10  NO ESTOPPEL

    Neither the City nor any department, officer, agency or employee thereof, shall be bound, precluded or estopped by any determination, decision, approval, order, letter, payment or certificate made or given under or in connection with this Contract by the City, the Commissioner, the NYCDOS Project Manager, or any other officer, agent or employee of the City, either before or after the final completion and acceptance of the Contract Work and payment therefor: (a) from showing the true and correct classification, amount, quality or character of the Contract Work actually done; or that any such determination, decision, order, letter, payment or certificate was untrue, incorrect or improperly made in any particular, or that the Contract Work or any part thereof does not in fact conform to the requirements of this Contract; and (b) from demanding and recovering from the Contractor any overpayment made to the Contractor or such damages as the City may sustain by reason of the Contractor's failure to perform each and every part of this Contract in strict accordance with its terms, or both.

                             ARTICLE 14 - APPROVALS

14.1 APPROVAL BY THE CITY OF NEW YORK. This Contract shall not become effective or binding unless:

    14.1.1 the Comptroller shall have endorsed his or her certificate that there remains unexpended and unapplied a balance of appropriation of funds applicable hereto sufficient to pay the estimated expense of executing this Contract and

    14.1.2 approved by the Mayor pursuant to the provisions of Executive Order No. 42, dated October 9, 1975 in the event the Executive Order requires such approval and

    14.1.3 certified by the Mayor (Mayor's Fiscal Committee created pursuant to Executive Order No. 43, dated October 14, 1975) that performance thereof will be in accordance with the City's financial plan.

14.2 CONTRACT SUBJECT TO REVIEW BY THE FINANCIAL CONTROL BOARD. The following categories of contracts requiring the payment of funds or the incurring of costs by the City shall be submitted to the Financial Control Board, prior to execution, for its review:

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

    14.2.1 Any contract, other than Long-term Leases and Collective Bargaining Agreements, of $10,000,000 or more.

    14.2.2    Any Long-term Lease

    14.2.3 Any Collective Bargaining Agreement or modification thereof as defined and governed by the Collective Bargaining Agreement Review and Approval Procedures adopted by the Financial Control Board on April 23, 1981, as amended from time to time.

    14.2.4    Amendments to a contract or a long-term lease:

        14.2.4.1 Any amendment to a contract required to be submitted to the Financial Control Board pursuant to this Part, other than a Long-term Lease or Collective Bargaining Agreement, which modifies the time or times of payment, or increases the amount required to be paid by the City and which amendment, when considered in the aggregate with all prior unapproved amendments to such contract approved since a last amendment, increase or may reasonably be anticipated to increase the base contract amount by increments of 10% of the Contract price or $5,000,000, whichever is higher.

        14.2.4.2 Any amendment to a contract not initially required to be submitted to the Financial Control Board pursuant to this Part, other than a Long-term Lease or Collective Bargaining Agreement, which amendment, when considered in the aggregate with the base contract, increases or may reasonably be anticipated to increase the base contract amount up to and beyond $10,000,000.

        14.2.4.3 All subsequent amendments to a contract not initially required to be submitted to the Financial Control Board pursuant to this Part but which has been amended and such amendment was required to be submitted to the Financial Control Board pursuant to Section 3(I)(ii) of the contract regulation of the Financial Control Board, which subsequent amendments, when considered in the aggregate with all prior unapproved amendments to such contract, increase or may reasonably be anticipated to increase the base contract as approved by increments of 1% of the Contract price or $5 million, whichever is higher.

        14.2.4.4 Any amendment to a Long-term Lease as defined in Section 2(f)(1) or (2) of the Financial Control Board regulations, which: (a) modifies the term of the lease or renewal period,
                   (b) increases the amount required to be paid by the City as rent or otherwise, (c) decreases the amount to be paid to the City pursuant to such Lease, or (d) modifies the times or amounts of any payments under the lease.

        14.2.4.5 Any amendment to a Long-term Lease as defined in Section 2(f)(3) of the Financial Control Board regulations.

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

14.3 OTHER APPROVALS OR AUTHORIZATION. The requirement of the Contractor shall be in addition to, and not in lieu of, any approval or authorization otherwise required for this Contract to be effective and for the expenditure of City funds.

       ARTICLE 15 - MINORITY-OWNED AND WOMEN-OWNED BUSINESS ENTITY PROGRAM

15.1   CONTRACTS SUBJECT TO M/WBE RULES.

       If this Contract has been awarded pursuant to Chapter 3 of the Department of Business Services rules (M/WBE rules), the administration and enforcement of M/WBE participation in this Contract shall be subject to such rules. See SCHEDULE A to determine whether this Contract is subject to these rules.

15.2   M/WBE DEFINITIONS.

       Terms used in this Contract with reference to M/WBE requirement are controlled by the definitions set out in the M/WBE rules. For the convenience of the Contractor, three of the applicable terms are set out below.

    15.2.1 CONTRACTOR UTILIZATION PLAN. The statement that must be submitted by a bidder, proposer or Contractor to NYCDOS setting forth its plan to utilize certified MBEs and/or WBEs in the performance of a City contract, as described in Sections 3-08 and 3-10 of the M/WBE rules.

    15.2.2 JOINT VENTURE. An association of limited scope and duration, between two or more persons who have entered a written agreement to act as a Contractor or subcontractor and perform and provide services required by a contract, in which each such person contributes property, capital, effort, skill and/or knowledge, and in which each son is entitled to share in the profits of the venture in reasonable proportion to the economic value of its contribution.

    15.2.3 QUALIFIED JOINT VENTURE. A joint venture between on or more certified MBEs or WBEs and another person, in which the percentage of profit to which the certified firm or firms is entitled for participation in this Contract, as set forth in the written joint venture agreement, is at least 25% of the total profit.

15.3   GENERAL M/WBE CONTRACT PROVISIONS

    15.3.1 A Contractor shall not make any change in the participation of certified MBEs and/or WBEs set forth in its contractor utilization plan except with the approval of NYCDOS as set forth in Section
              15.4 below. Application to NYCDOS for permission to make any change or substitution in a contractor utilization plan shall be made in writing and shall provide an explanation for such request. The Contractor shall certify that a copy of such request has been provided to any certified MBE or WBE identified in the approved contractor utilization plan for which it is requesting permission to award less work than was indicated in such plan. NYCDOS shall make its determination with respect to such request within the time period established for such purpose in SCHEDULE A of this Contract, provided that if NYCDOS has failed to make a determination within such time and the parties have not agreed to extend the time allowed for such purpose, the

                                      D-36
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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

              Contractor's request shall be deemed to have been denied. If a Contractor's request has been denied, the Contractor may seek further consideration by following the procedure for dispute resolution set forth in the rules of the Procurement Policy Board.

    15.3.2 The Contractor shall submit compliance reports in a form required by NYCDOS at designated points during performance of this Contract.

    15.3.3 If this Contract was awarded subject to a requirement that the Contractor identify after the date of award the certified firms that will participate in this Contract, no credit shall be given to the Contractor for the participation of an MBE or WBE that is not certified before the date that such firms must be identified, as specified in this Contract.

15.4   POST AWARD MODIFICATION OF CONTRACTOR UTILIZATION PLANS

    15.4.1 Post-award modifications shall not be granted absent clear and convincing evidence that the Contractor has made all reasonable efforts to obtain participation of certified MBEs and WBEs to meet the utilization requirements set forth in its contractor utilization plan.

    15.4.2 A request for a post-award modification shall not be granted or denied without the approval of the City Chief Procurement Officer.

    15.4.3 A Contractor may request NYCDOS to grant a post-award modification of the utilization requirements established in its contractor utilization plan, upon the following grounds:

        15.4.3.1 The Contractor could not, after having made all reasonable efforts and submitting documentation of such efforts to NYCDOS, identify sufficient certified MBEs and/or WBEs to meet the requirement; or

        15.4.3.2 The Contractor has demonstrated that the prices offered by all certified MBEs and/or WBEs were exploitative in that they significantly exceed prices offered by non-M/WBEs of comparable size thereby indicating that the certified firms are attempting to earn a profit that exceeds the level typical in the particular industry. The Contractor shall identify in writing the certified firms from which it solicited bids or proposals. In determining whether the price offered by a certified firm is exploitative, NYCDOS shall consider the nature of the product or service offered by the certified firm; the geographic location of the Site where the work is to be performed and the site where the certified firm is located; prices of similar products or services in the market area; whether the price offered by the certified firm reflects the certified firm's cost of doing business; and evidence that discrimination affects M/WBEs costs of doing business in the market involved.

    15.4.4 In reviewing a request for a post-award modification, NYCDOS shall consider whether it is possible for the Contractor to achieve the utilization requirement established for this Contract by substituting portions of the scope of work that shall be used for such purpose.

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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

    15.4.5 If, after having considered the Contractor's efforts to achieve the requirement, and any other efforts that could be used to achieve the requirement in accordance with the original contractor utilization plan or a revised contractor utilization plan, NYCDOS finds merit in the request for a post-award modification, and the City Chief Procurement Officer has approved such determination, NYCDOS shall reduce the requirement established for this Contract to the extent necessary in light of the information upon which the determination to grant a modification is based.

    15.4.6 NYCDOS shall make a determination with respect to a request for a post-award modification within the time set forth for such purpose in SCHEDULE A of this Contract, provided that if NYCDOS has not made a determination within such time and the parties have not agreed to extend the time for making such determination, NYCDOS shall be deemed to have denied the request.

    15.4.7 In determining whether a Contractor has made all reasonable efforts to obtain participation of certified MBEs and WBEs, documentation showing that the Contractor has made the following efforts, as applicable, shall be considered, along with any other relevant factors:

        15.4.7.1 The Contractor advertised opportunities to participate in this Contract, where appropriate, in general circulation media, trade and professional association publications and small business media, and publications of minority and women business organizations;

        15.4.7.2 The Contractor provided notice of specific opportunities to participate in this Contract, in a timely manner, to minority and women's business organizations;

        15.4.7.3 The Contractor sent written notices, by certified mail or facsimile, in a timely manner, to advise certified MBEs and WBEs that their interest in this Contract was solicited;

        15.4.7.4 The Contractor made efforts to identify portions of the work that could be substituted for portions originally designated for certified MBE and or WBE participation in the contractor utilization plan, and for which the Contractor claims an inability to retain certified MBEs and/or WBEs;

        15.4.7.5 The Contractor held meetings with certified MBEs and/or WBEs prior to the date their bids or proposals were due, for the purpose of explaining in detail the scope and requirements of the work for which their bids or proposals were solicited;

        15.4.7.6 The Contractor made efforts to negotiate with certified MBEs and WBEs to perform specific subcontracts, or act as suppliers or service providers; documentation of these efforts shall include at a minimum:

            15.4.7.6.1 the names, addresses and telephone numbers of MBEs and
                       WBEs that were contacted;

                                      D-38
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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

            15.4.7.6.2 a description of the information provided to such firms regarding the plans and specifications for portions of the work to be performed;

            15.4.7.6.3 an explanation why no agreement was reached with any such firm, including the reason why any firm was rejected, whether based on availability, bid price, qualifications; or another reason;

            15.4.7.6.4 a description of efforts made to provide technical assistance to certified firms to obtain necessary insurance and/or to obtain necessary supplies at the best prices available.

15.5   M/WBE COMPLAINTS

       Any person who believes that a violation of the M/WBE rules, or any provision of this Contract that implements the M/WBE rules, has occurred may submit a complaint in writing to the Division of Economic and Financial Opportunity of the Department of Business Services, and to NYCDOS. Such complaint shall be filed and dated.

15.6   ENFORCEMENT; CONTRACT ADMINISTRATION

    15.6.1 Whenever NYCDOS has reasonable cause to believe that the Contractor, a subcontractor, or supplier involved in this Contract, is not in compliance with these rules, or any provision of this Contract implementing these rules, NYCDOS shall send a written notice to Department of Business Services, the Contractor, and any such other person describing the alleged noncompliance, and offering an opportunity to be heard.

    15.6.2 In the event that the Contractor has been found to be in noncompliance with any provision of this Contract implementing the M/WBE rules, NYCDOS shall determine whether any of the following actions should be taken:

        15.6.2.1 Enter an agreement with the Contractor allowing the Contractor to cure the violation;

        15.6.2.2 Revoke the Contractor's prequalification to bid or make proposals for future contracts for cause;

        15.6.2.3 Petition the Office of Administrative Trials and Hearings to suspend or debar the Contractor;

        15.6.2.4   Make a finding that the Contractor is in default;

        15.6.2.5   Terminate this Contract for cause;

        15.6.2.6   Declare the Contractor to be in breach of contract;

        15.6.2.7 Withhold payment or reimbursement for Contract Work done in violation of the M/WBE rules and this Contract;

        15.6.2.8   Determine not to renew this Contract;

                                      D-39
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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

        15.6.2.9   Assess actual and consequential damages;

        15.6.2.10 Assess liquidated damages or reduction of fees; liquidated damages may be based on amounts representing costs of delays in carrying out the purposes of the program established by the M/WBE rules, or in meeting the purposes of this Contract, the costs of meeting utilization goals through additional procurement, the administrative costs of investigation and enforcement, or other factors set forth in this Contract;

        15.6.2.11 Exercise rights under this Contract to procure goods, services or construction from another contractor and charge the cost of such contract to the Contractor that has been found to be in noncompliance.

    15.6.3 The making of any statement in any instrument submitted to NYCDOS pursuant to the M/WBE rules which contains a false or misleading statement or omission shall be caused for a determination of noncompliance with the M/WBE rules, and shall be grounds for application of any applicable criminal and/or civil penalties for submitting a false instrument or making a false statement under oath. The making of such a statement by a certified MBE or WBE shall, in addition, be grounds for revocation of its certification.

    15.6.4 A Contractor's record in implementing its contractor utilization plan shall be a factor in the evaluation of its performance prepared pursuant to Chapter 6 of the Rules of the Procurement Policy Board. Whenever NYCDOS determines that a Contractor's compliance with a contractor utilization plan has not been satisfactory, NYCDOS shall file an Advice of Caution form for inclusion in the VENDEX Caution Data Base pursuant to section 6-01 of the Rules of the Procurement Policy Board. A copy of such form shall be forwarded to the Department of Business Services.

                 ARTICLE 16 - CONTRACT SUBJECT TO THE PPB RULES

This Contract is subject to the PPB Rules, as such rules may be amended from time to time. In the event of a conflict between the PPB Rules and a provision of this Contract, the PPB Rules shall take precedence.

              ARTICLE 17 - YEAR 2000 COMPUTER TECHNOLOGY COMPLIANCE

17.1 Year 2000 compliant means information technology that accurately processes date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000, and leap year calculations. Furthermore, Year 2000 compliant information technology, when used in combination with other information technology, shall accurately process date/time data if the other information technology properly exchanges date/time date with it.

    17.1.1 All computer technology provided by the Contractor containing or calling on a calendar function including, without limitation, any function indexed to a CPU clock, and any function providing specific dates or days, or calculating spans of dates or days, shall record, store, process, provide, and, where appropriate, insert, true and accurate dates and calculations for dates and spans including

                                      D-40
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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

              and following January 1, 2000. As part of its maintenance obligations, the Contractor shall consult with the Department to assure that such technology will (a) have no lesser functionality with respect to records containing dates both, or either, before or after January 1, 2000, than heretofore with respect to date prior to January 1, 2000, and (b) be interoperable with other technology used by the Department which may deliver records, receive records from or otherwise interact with such technology in the course of the Department's data processing.

    17.1.2 All technology heretofore provided or specified to the Department by the Contractor, whether hereunder or under separate agreement, if not currently capable of using or rendering date or time sensitive data or supporting interoperability in the manner described in Section 17.1.1 above, but still under maintenance, shall be modified or replaced by Contractor with technology which provided all existing functionality and is so capable, by a date not later than January 1, 2000, without incremental charge therefor.

                          ARTICLE 18 - ENTIRE AGREEMENT

This written Agreement, including any attachment or references which have been incorporated in this Contract, contains all the terms and conditions agreed upon by the parties hereto, and no other agreement, oral or otherwise, regarding the subject matter of this Contract shall be deemed to exist or to bind the parties or to vary any of the terms contained in this Contract.

IN WITNESS WHEREOF: The NYCDOS Agency Chief Contracting Officer acting on behalf of the City, and the Contractor, have executed four original copies of this Contract. Two copies will remain with NYCDOS, the third will be filed with the Comptroller, and the fourth will be delivered to the Contractor.

               THE CITY OF NEW YORK
               acting by and through the Department of Sanitation


               By:
                 -----------------------------------------------
                     Agency Chief Contracting Officer


               THE CONTRACTOR            (Corporate Seal)


               By:
                 -----------------------------------------------
                                    Name

                 -----------------------------------------------
                                    Title

                                      D-41
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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

               ACKNOWLEDGMENT BY AGENCY CHIEF CONTRACTING OFFICER

State of New York             )
                              )   ss:
County of New York            )

On this 4 day of August, 2000, before me personally came Ronald Blendermann to me known and known to me to be the Agency Chief Contracting Officer of the Department of Sanitation of the City of New York, the person described as such in and who as such executed the foregoing instrument and he acknowledged to me that he executed the same as Commissioner for the purpose therein mentioned.

            Subscribed and sworn to before me
            this 4 day of August, 2000

                 /s/ Marguerite M. Ward
            ---------------------------------------------
            Notary Public

                                         MARGUERITE M. WARD
                                         Commissioner of Deeds
                                         City of New York No. 4-5072
                                         Certificate Filed in New York County
                                         Commission Expires June 19, 2002

                                      D-42
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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

                 ACKNOWLEDGMENT OF A PRINCIPAL OF A CORPORATION

State of New York             )
                              )   ss:
County of Richmond            )

On this 31st day of July,___, before me personally came Kevin Finn who being by me duly sworn, did depose and say that he resides in the city of _____________ ; that he is the Vice President of the Corporation described as such in and which executed the foregoing instrument; that he knows the seal of said Corporation; that it was so affixed by order of the Board of Directors of said Corporation; and that he signed his or her name thereto by like order.

         Subscribed and sworn to before me           Ronald W. Blendermann
         this 31 day of July,                   Notary Public, State Of New York
                                                         No. 43-4913621
            /s/ Ronald W. Blendermann             Qualified in Richmond County
         ------------------------------         Commission Expires Nov. 23, 2001
         Notary Public

                         ACKNOWLEDGMENT OF AN INDIVIDUAL

STATE OF _____________________)
                              )   ss:
COUNTY OF ____________________)

On this ______ day of ______,__________, before me personally appeared ________________________ to me known and known to me to be the person described as such in and who executed foregoing instrument and acknowledgment that he executed the same.

         Subscribed and sworn to before me
         this_______ day of_______,______


         ----------------------------------
            Notary Public

                 ACKNOWLEDGMENT OF A PRINCIPAL IF A PARTNERSHIP

State of _____________________)
                              )   ss:
County of ____________________)

On this ______ day of ______, _________, before me personally appeared _______________________ to me known and known to me to be one of the members of the firm of _______________________, described as such in and who as such executed the foregoing instrument and he acknowledged to me that he executed the same as and for the act and deed of said firm.

         Subscribed and sworn to before me
         this ________ day of _______, _____


         --------------------------------------
         Notary Public

                                      D-43
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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

                               CONTRACT AUTHORITY

MAYOR'S CERTIFICATE NO: CBX _________________________ DATED __________

BUDGET DIRECTOR'S CERTIFICATE NO. ___________________ DATED __________

                            APPROPRIATION CERTIFICATE
                            DEPARTMENT OF SANITATION

In conformity with the provisions of Section 93c-3.0 of the Administrative Code of the City of New York, it is hereby certified that the estimated cost of the work, materials and supplies required by the within contract, amounting to $_________________
is chargeable to the budget of the Department of Sanitation as follows:

Agency: 827                             Budget Code: 1124

Unit of Appropriation 110         Object Code: 600

I further hereby certify that the specifications contained herein comply with the terms and conditions of the BUDGET.

                        --------------------------------

                        --------------------------------
                        for the Department of Sanitation

                            COMPTROLLER'S CERTIFICATE

The City of New York, __________________, ________________
In pursuance of the provisions of Section 93c-3.0 of the Administrative Code of the City of New York, I hereby certify that there remains unapplied and unexpended a balance of the above mentioned fund applicable to this Contract sufficient to pay the estimated expense of executing this Contract, $____________________

                   ------------------------------------------
                       Comptroller of the City of New York

                                      D-44
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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

                                    EXHIBIT A

                               MACBRIDE PRINCIPLES

1.   MACBRIDE PRINCIPLES PROVISIONS FOR NEW YORK CITY CONTRACTORS

     Local Law No. 34 of 1991 became effective on September 10, 1991 and added section 6-115.1 to the Administrative Code of the City of New York. The local law provides for certain restrictions on City contracts to express the opposition of the people of the City of New York to employment discrimination practices in Northern Ireland and to encourage companies doing business in Northern Ireland to promote freedom or workplace opportunity.

     A.  PART A

         In accordance with section 6-115.1 of the Administrative Code of the City of New York, the Consultant stipulates that such Consultant and any individual or legal entity in which the Consultant holds a ten percent or greater ownership interest and any individual or legal entity that holds a ten percent or greater ownership interest in the Consultant either (a) have no business operations in Northern Ireland, or (b) shall take lawful steps in good faith to conduct any business operations they have in Northern Ireland in accordance with the MacBride Principles, and shall permit independent monitoring of their compliance with such principles.

     B.  PART B

         For purposes of this section, the following terms shall have the following meanings:

         (1) "MACBRIDE PRINCIPLES" shall mean those principles relating to nondiscrimination in employment and freedom of workplace opportunity which require employers doing business in Northern Ireland to:

         (2) increase the representation of individuals from under represented religious groups in the work force, including managerial, supervisor, administrative, clerical and technical jobs;

         (3) take steps to promote adequate security for the protection of employees from under represented religious groups both at the workplace and while traveling to and from work;

         (4) ban provocative religious or political emblems from the workplace;

                                      D-45                    MCBRIDE PRINCIPLES
                                                                       EXHIBIT A
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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

         (5) publicly advertise all job openings and make special recruitment efforts to attract applicants from under represented religious groups;

         (6) establish layoff, recall and termination procedures which do not in practice favor a particular religious group;

         (7) abolish all job reservations, apprenticeship restrictions and different employment criteria which discriminate on the basis of religion;

         (8) develop training programs that will prepare substantial numbers of current employees from under represented religious groups for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade and improve the skills of workers from under represented religious groups;

         (9) establish procedures to assess, identify and actively recruit employees from under represented religious groups with potential for further advancement; and

         (10) appoint a senior management staff member to oversee affirmative action efforts and develop a timetable to ensure their full implementation.

     C. ENFORCEMENT OF PART A The Consultant agrees that the covenants and representations in Part A above are material conditions to this contract. In the event the contracting entity receives information that the Consultant who made this stipulation required by this section is in violation thereof, the contracting entity shall review such information and give the Consultant an opportunity to respond. If the contracting entity finds that a violation has occurred, the entity shall have the right to declare the Consultant in default and/or terminate this contract for cause and procure the supplies, services or work from another source in any manner the entity deems proper. In the event of such termination, the Consultant shall pay to the entity, or the entity in its sole discretion may withhold from any amounts otherwise payable to the Consultant, the difference between the contract price for the uncompleted portion of this contract and the cost to the contracting entity of completing performance of this contract either itself or by engaging another consultant or consultants. In the case of a requirements contract, the Consultant shall be liable for such difference in price for the entire amount of supplies required by the contracting entity for the uncompleted term of its contract. In the case of a construction contract, the contracting entity shall also have the right to hold the Consultant in partial or total default in accordance with the default provisions of this contract, and/or may seek debarment or suspension of the Consultant. The rights and remedies of the entity hereunder shall be in

                                      D-46
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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

         addition to, and not in lieu of, any rights and remedies the entity has pursuant to this contract or by operation of law.

                                      D-47
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      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

                                    EXHIBIT B

                                BURMA PROVISIONS

1.   PROVISION REGARDING BURMA

     Local Law No. 36 of 1997 became effective on May 30, 1997 and added section 6-115 to the Administrative Code of the City of New York. The local law provides for certain restrictions on City contracts to express the opposition of the people of the City of New York to the continuing human rights violations conducted by the Government of Burma and its State Law and Order Restoration Council.

     A.  PART A

         In accordance with Section 6-115 of the Administrative Code of the City of New York, the Consultant hereby covenants and represents:

         (1) That the Consultant and its affiliates shall not during the term of this contract sell or agree to sell goods or services directly to Burma, the Government of Burma, or to any entity owned or controlled by the Government of Burma.

         (2) In the case of a contract to supply goods, that none of the goods to be supplied to the City originated in Burma.

         (3) That the Consultant and its affiliated do not do business in Burma or that the Consultant and its affiliates are actively engaged in the withdrawal of their operations from Burma and will have completed such withdrawal within six months, provided, however, that if the Consultant and its affiliates have withdrawn or are so engaged in withdrawing their operations from Burma and maintain a presence in Burma after such six month period solely for the purpose of liquidating their business, they shall not be ineligible for that reason to make the certification provided for in this Part A.

         (4) That, except as provided in Part A(6), the Consultant shall not make new investments in Burma, and that if at any time during the course of the contract the Consultant acquires an entity which is doing business in Burma, the Consultant shall initiate withdrawal of its acquisition's operations from Burma;

         (5) That, except as provided in Part A(6), the Consultant shall not enter into any new agreement with a Burmese entity allowing the use of its trademark, copyright or patent by such entity; furthermore, that it does not provide goods or services to any Burmese entity pursuant to any non-equity agreement.

                                      D-48                      BURMA PROVISIONS
                                                                       EXHIBIT B

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

         (6) That the provisions of Parts B(4) and B(5) concerning investments, agreements concerning trademarks, copyrights and patents, and non-equity agreements shall not apply to ownership of or agreements with entities whose presence in Burma is for the following purposes: (i) the activities of religious, educational or charitable organizations; (ii) activities intended to promote the exchange of information, including the publication or sale of newspapers, magazines, books, films, television programming, photographs, microfilm, microfiche and similar materials; (iii) the gathering or dissemination of information by news media organizations; and (iv) the providing of telecommunications and mail services not involving the sale or leasing of equipment.

         (7) That this certification does not apply to the sale of goods or services to an agency of the Burmese government covered in Part B(1) when such sale is provided for by the terms of a contract entered into prior to May 30, 1997, but it does apply to any increase in the amount of goods or services supplied to such a covered agency pursuant to any amendment, modification or extension was agreed to on or after May 30, 1997.

     B.  PART B

         The following provision applies only to contracts for the supply of motor vehicles, heavy equipment, electronic data processing equipment and software, copying machines and petroleum products:

         In order for the Consultant to be eligible to sign this rider, the Consultant must either certify or provide a certification to the Department from the manufacturer or refiner of the product to be supplied to the City that such manufacturer or refiner and its affiliates are in compliance with the terms set forth in sections of this rider. Any such Consultant who signs this rider shall be deemed to be certifying with respect to such supplier or refiner unless such Consultant attaches to the contract a separate copy of this rider sighed by such manufacturer or refiner. For the purposes of the certification made by or with respect to such refiner or manufacturer, the term "CONSULTANT" as used in Parts A and B shall be deemed to refer to such manufacturer or refiner.

     C.  PART C

         For purposes of this provision, the following terms shall have the following meanings:

         (1) An entity shall be considered to have "withdrawn its operations from Burma" if:

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

         (2) it does not maintain any office, plant or employee in Burma other than for the following purposes:

               (a) the activities of religious, educational or charitable organizations;

               (b) activities intended to promote the exchange of information, including the publication or sale of newspapers, magazines, books, films, television programming, photographs, microfilm, microfiche, and similar. materials;

               (c) the gathering or dissemination of information by news media organizations; and (iv) the providing of telecommunications and mail services not involving the sale or leasing of equipment;

               (d)   has no investments in Burma; and

               (e) it does not provide goods or services to any Burmese entity pursuant to any non-equity agreement.

         (3) "AFFILIATES" of a Consultant shall mean the parent company of the Consultant, and any subsidiaries of the parent company, and any subsidiaries of the Consultant.

         (4) "PARENT COMPANY" shall mean an entity that directly controls the Consultant.

         (5) "SUBSIDIARY" shall mean an entity that is controlled directly, or indirectly through one or more intermediaries, by a Consultant or the Consultant's parent company.

         (6) "CONTROL" shall mean holding five percent or more of the outstanding voting securities or a corporation, or having an interest of five percent or more in any other entity.

         (7) "ENTITY" shall mean a partnership, association, joint venture, company, corporation or any other form of doing business.

         (8) "BURMESE ENTITY" shall mean an entity organized in Burma, or a branch or office in Burma of an entity which is domiciled or organized outside Burma.

         (9) "INVESTMENT" shall mean the beneficial ownership or control of a controlling interest in a Burmese entity, but shall not include the purchase of securities of a Burmese entity for a customer's account.

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

         (10) "NON-EQUITY AGREEMENT" shall mean a license, franchise, distribution or other written agreement pursuant to which an entity provides management, maintenance, or training services directly to a Burmese entity, or supplies goods directly to a Burmese entity for distribution by such Burmese entity, or for use as component parts in the manufacture of other goods by such Burmese entity. In addition, a "NON-EQUITY AGREEMENT" shall mean an original equipment manufacturer agreement ("O.E.M. AGREEMENT") for equipment sold by a manufacturer of computers, copies, or telecommunications equipment, which provides for or authorizes the sale of such equipment, alone or as part of a finished product, to a Burmese entity.

     D.  PROVISIONS RE: SECTION 138 OF THE CUSTOMS AND TRADE ACT OF 1990

         The Consultant hereby covenants and represents that it and its affiliates have not within the twelve months prior to the award of such contract violated, and shall not during the period of this contract violate, the provisions of any sanctions imposed pursuant to Section 138 of the Customs and Trade Act of 1990 respecting business activity in Burma.

     E.  ENFORCEMENT OF PARTS A AND B

         (1) The Consultant agrees that the covenants and representations in Parts A and B above are material conditions of this contract. In the event the Department receives information that the Consultant, or a manufacturer or refiner subject to such provisions in accordance with Part B above, is in violation of the provisions of such section, the Department shall review such information and give the Consultant and any such manufacturer or refiner an opportunity to respond. If the Department finds that a violation has occurred, the Department shall have the right to terminate this contract and procure the supplies, services or work from another source in any manner the Department deems proper. In the event of such termination, the Consultant shall pay to the Department, or the Department in its sole discretion may withhold from any amounts otherwise payable to the Consultant the difference between the contract price for the uncompleted portion of this contract and the cost to the Department of completing performance of this contract either itself or by engaging another Consultant or Consultants. In the case of a requirements contract, the Consultant shall be liable for such difference in price for the entire amount of supplies required by the Department for the uncompleted term of this contract. In the case of a construction contract, the Department shall also have the right to hold the Consultant in partial or total default in accordance with the default provisions of this contract. The rights and remedies of the Department hereunder shall be in

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

               addition to, and not in lieu of, any rights and remedies the Department has pursuant to this contract or by operation of law.

         (2) Upon a final determination by the United States Department of Commerce or any other agency of the United States or a court that the Consultant or a manufacturer or refiner subject to the provisions of Part A pursuant to the provisions of Part B or any affiliate of the Consultant or such manufacturer or refiner, has violated any provision of any sanctions imposed under Section 138 of the Customs and Trade Act of 1990 respecting business activity in Burma, the Department shall have the right to terminate this contract and procure the supplies, services or work from another source in any manner the Department deems proper. In the event of such termination, the Consultant shall pay to the Department, or the Department in its sole discretion may withhold from any amounts otherwise payable to the Consultant the difference between the contract price for the uncompleted portion of this contract and the cost to the Department of completing performance of this contract either itself or by engaging another consultant or consultants. In the case of a requirements contract, the Consultant shall be liable for the difference in price for the entire amount of supplies required by the Department for the uncompleted term of this contract. In the case of a construction contract, the Department shall also have the right to hold the Consultant in partial or total default in accordance with de default provisions of this contract. The rights and remedies of the Department thereunder shall be in addition to, and not in lieu of, any rights and remedies the Department has pursuant to this contract or by operation of law.

                                    MODULE E:

                   SCHEDULE A : CONTRACT-SPECIFIC REQUIREMENTS

                    CONTRACT-SPECIFIC INSURANCE REQUIREMENTS

                          GENERAL INSURANCE PROVISIONS

               PAYMENT BOND FORM (IF PAYMENT SECURITY IS REQUIRED)

           PERFORMANCE BOND FORM (IF PERFORMANCE SECURITY IS REQUIRED)

                                                                        MODULE E

                                   SCHEDULE A

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

         ITEM                            CONTRACT PERFORMANCE                        REFERENCE
                                             REQUIREMENTS
------------------------------------------------------------------------------------------------------------
Project Manager -
Department
Representative

------------------------------------------------------------------------------------------------------------

Term: TIME FOR COMPLETION     Time for Completion : Three years with an      Agreement (Module D,
                              option to renew for two additional one         Article 2) and Detailed
                              year terms.                                    Specifications (Module C)
(The TIME FOR
COMPLETION of
individual phases of
the Contract Work
may also be
provided when
appropriate.)

------------------------------------------------------------------------------------------------------------

Liquidated                    / / No                                         Agreement (Module D,
Damages                                                                      Article 4.6) and
                              /X/ Yes: See Section 5.2 of                    Detailed Specifications
(Liquidated                   Detailed Specifications for                    (Module C)
Damages may also              specific provisions. All liquidated
be imposed for                damages will be measured per
failure to complete           the period given in the Detailed
individual phases             Specifications or a fraction
of the Contract               thereof.
Work)

------------------------------------------------------------------------------------------------------------

Subcontracting                /X/ Permitted: 80% of the Contract             Agreement (Module D,
                              Work may be subcontracted.                     Article 10.7)
                              / / Not Permitted.

------------------------------------------------------------------------------------------------------------

Retained                      / / % of each Partial Payment                  Agreement (Module D,
Percentage                    Voucher until %of Total                        Article 6.3.)
                              Contract Amount is reached.

------------------------------------------------------------------------------------------------------------

Periodic Partial              /X/ YES           / / NO                       See Module C
Payment for Work
Performed
------------------------------------------------------------------------------------------------------------

                                                                        Module E

                                     E1 - 1

                                   SCHEDULE A

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

INSURANCE: If a box below is marked /X/, the insurance coverage marked is required under this Agreement and must be provided, with the City of New York and the Department of Sanitation named as additional insureds.

                     THE NEW YORK CITY INSURANCE CERTIFICATE
                    ATTACHED AS PART OF MODULE E MUST BE USED

Insurance certificates, policies, endorsements and all other submissions must be sent to:

                            DEPARTMENT OF SANITATION
                        AGENCY CHIEF CONTRACTING OFFICER
                           51 CHAMBERS STREET ROOM 806
                            NEW YORK, NEW YORK 10007
                             ATTN: INSURANCE SECTION

Insurance contracts are subject to approval by the City. See the Agreement (Module D, Article 6.2) and the General Conditions (Module E, Section 1-7)

                          REQUIRED INSURANCE                                             REFERENCE
                           (IND MOST CASES)
----------------------------------------------------------------------------------------------------------------
/X/      Workers compensation: statutory                                          General Conditions (Module E,
                                                                                  Section 1)

/X/      Employer's Liability: $ 1,000,000 each accident                          General Conditions (Module E,
                                                                                  Section 2)
----------------------------------------------------------------------------------------------------------------

/X/      Commercial General Liability and Broad Form                              General Conditions (Module E,
         Comprehensive General Liability Insurance GC 0001 (ed.                   Section 3)
         10/93) or equivalent Combined Single Limit -Bodily Injury and Property
         Damage
         $ 1,000,000 per occurrence
         $ 2,000,000 aggregate per policy year
         (See Section 3 of the General Conditions)
----------------------------------------------------------------------------------------------------------------

/X/      AUTOMOBILE LIABILITY: CA 0001 [Ed. 06/92] covering                       General Conditions (Module E,
         Automobile Liability, Code 1 "Any Insurance" and                         Section 5)
         Endorsements CA 2232 (Ed 4/92) and CA 0112 (Ed 6/91)
         or Equivalent, Combined Single Limit - Bodily Injury and
         Property Damage
         $ 1,000,000 each occurrence
If Automobile Liability, above, is checked, the following types of automobile coverage must be provided:
/X/      comprehensive form                  /X/ owned
/X/      hired                               /X/ non-owned
----------------------------------------------------------------------------------------------------------------

                                     E1 - 2

                                   SCHEDULE A

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                                 OPTIONAL INSURANCE

                        DEPENDING ON THE SERVICES OR SUPPLIES
                                   BEING PROCURED.                                                   REFERENCE
------------------------------------------------------------------------------------------------------------------------------
/ /      Professional Liability: per CNA Design Professionals -1- 87503A (ed 8/83)     General Conditions
         or equivalent as applicable for all design and engineering service afforded   (Module E, Section 4)
         under this contract except as approved by
         _________________________________________
                  (Name)
         $ __,000,000 per claim
         $ __,000,000 aggregate
         $ _____________________ maximum deductible [except as specifically approved pursuant to General Conditions, Module E, Section 7(h).
------------------------------------------------------------------------------------------------------------------------------
/ /      Builder's Risk (All Risk/Completed Value) 100% of Total Contract Amount       General Conditions (Module E,
                                                                                       Section 6)
------------------------------------------------------------------------------------------------------------------------------
If indicated by an [X] below, the following additional hazards must be covered by insurance, or additional types of insurance provided, with the City of New
York and the Department of Sanitation named as additional insureds:
------------------------------------------------------------------------------------------------------------------------------

                                     E1 - 3

                                   SCHEDULE A

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

             ITEM                               CONTRACT SECURITY                                REFERENCE
                                                  REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------
Bid Security Requirements (a     / /      Not Required                              Information for Bidders
Bid Bond is one form of Bid                                                         (Module A, Section 30)
Security)
                                 /X/      Required: Bid Deposit equal to 2% of
                                          the Bidder's proposed annualized
                                          capacity times the bid Price Per Ton,
                                          or annualized Bid Contract Price (cash
                                          or certified check), or a Bid Bond
                                          equal to 10% of the Bidder's proposed
                                          annualized capacity times the bid Price
                                          Per Ton.
------------------------------------------------------------------------------------------------------------------------

Performance Security/            / /      Not required                              Information for Bidders (Module A,
Performance Bonds                                                                   Section 31) and Agreement (Module
                                 /X/      Required: 50% of the Bidder's             D, Article 6.1)
                                          proposed annualized capacity times the
                                          bid Price Per Ton.
------------------------------------------------------------------------------------------------------------------------

Payment Security /               /X/      Not Required                              Information for Bidders
Payment Bonds                    / /      Required: ______% of the Contract Price   (Module A, Section 32) and
                                                                                    Agreement (Module D,
                                                                                    Article 6.1)
------------------------------------------------------------------------------------------------------------------------

Other Security Requirements      / / Other security (Describe)                      Agreement (Module D,
                                                                                    Article 6.1)
------------------------------------------------------------------------------------------------------------------------

                                     E1 - 4

                      EXHIBIT E - CERTIFICATE OF INSURANCE
                                     (FRONT)

NAME AND ADDRESS OF INSURED:                            FOR CITY USE ONLY

                                                 Date:__________________________
                                                 Agency:________________________
ADDITIONAL INSURED:                              Agency Code:___________________
                                                 Contract:______________________
N.Y.C. / _______________________________         Accepted By:___________________
                (AGENCY NAME)                    Title:_________________________

     THE agent/broker AUTHORIZED TO DO BUSINESS IN THE STATE OF NEW YORK, CERTIFIES THAT INSURANCE OF THE KINDS AND TYPES AND FOR LIMITS OF LIABILITY HEREIN STATED, COVERING THE WORK HEREIN DESIGNATED, HAS BEEN PROCURED BY AND FINISHED ON BEHALF OF THE INSURED CONTRACTOR AND IS IN FULL FORCE AND EFFECT FOR THE PERIODS LISTED BELOW.

         TYPE OF INSURANCE           POLICY NUMBER      EFFECTIVE     EXPIRATION    LIMITS OF LIABILITY     LIMITS OF LIABILITY
                                                          DATE           DATE         (IN THOUSANDS)          (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------------
A: Commercial General Liability
( ) Per Occurrence
( ) Claims Made
----------------------------------------------------------------------------------------------------------------------------------

B: Excess Liability
----------------------------------------------------------------------------------------------------------------------------------
C: Professional Liability
----------------------------------------------------------------------------------------------------------------------------------
D: Workers' Compensation                                                           LIMITS AS REQUIRED     LIMITS AS REQUIRED
                                                                                         BY LAW                 BY LAW
----------------------------------------------------------------------------------------------------------------------------------
E: Employer's Liability
----------------------------------------------------------------------------------------------------------------------------------
F: Automobile Liability
----------------------------------------------------------------------------------------------------------------------------------
G: Builders' Risk                                                                   ____% of final        ____% of final
                                                                                     contract amount      contract amount
----------------------------------------------------------------------------------------------------------------------------------
H: Railroad Protective Liability
----------------------------------------------------------------------------------------------------------------------------------
I: Marine Protection & Indemnity
----------------------------------------------------------------------------------------------------------------------------------
J: Jones Act                                                                       LIMITS AS REQUIRED     LIMITS AS REQUIRED
                                                                                         BY LAW                 BY LAW
----------------------------------------------------------------------------------------------------------------------------------
K: Longshore Harborworkers
----------------------------------------------------------------------------------------------------------------------------------
L: Other (Specify)
----------------------------------------------------------------------------------------------------------------------------------
LOCATION AND DESCRIPTION OF WORK:
----------------------------------------------------------------------------------------------------------------------------------

These certificates described herein may not be canceled without cancellation of a policy to which it is attached. Such cancellation may be issued by the company or the insured giving thirty (30) days' notice in writing to the New York City Comptroller's Office & Contracting Agencies. No policy referred to herein shall be changed, cancelled or coverage terminated for any reason including expiration of the policy or nonpayment of the premiums unless thirty (30) days written notice has been received by the contracting agency and the Comptroller's office.

Policy coverage MUST agree with coverage stated on this certificate. False statements of coverage are punishable under SECTION 2110 of the New York State Insurance Law. As indicated in the Standard Specifications of the contract, limits of coverage are NOT to be amended with deductible causes of any kind without prior written approval of the City of New York.

                                     E2 - 1

                                    EXHIBIT E
                            CERTIFICATE OF INSURANCE
                                     (BACK)

      INSURANCE COMPANIES                          ADDRESS
-------------------------------------------------------------------------
A:
-------------------------------------------------------------------------
B:
-------------------------------------------------------------------------
C:
-------------------------------------------------------------------------
D:
-------------------------------------------------------------------------
E:
-------------------------------------------------------------------------
F:
-------------------------------------------------------------------------
G:
-------------------------------------------------------------------------
H:
-------------------------------------------------------------------------
I:
-------------------------------------------------------------------------
J:
-------------------------------------------------------------------------
K:
-------------------------------------------------------------------------
L:
-------------------------------------------------------------------------

                                         Brokers Name:__________________________

                                         Address:_______________________________

                                         _______________________________________

                                         License #:_____________________________

                                         Telephone #: (      )__________________

                                         Contact Person:________________________

                                     E2 - 2

              GENERAL CONDITIONS FOR SERVICE AND SUPPLY AGREEMENTS

                              INSURANCE PROVISIONS

1.   WORKERS' COMPENSATION INSURANCE:

     Pursuant to Section 57 of the New York State Workers Compensation Law, the Contractor must offer proof of workers compensation and disability benefits coverage on behalf of all employees who are to provide labor or service under this contract, two certificates of such insurance or authority for self-insurance shall be furnished to NYCDOS.

2.   EMPLOYEES LIABILITY INSURANCE:

     Before performing any work on the Contract, the Contractor shall procure Employer's Liability Insurance affording compensation because of bodily injury by accident or disease sustained by any employee of the insured arising out of and in the course of his/her employment by the insured. Two certificates of such insurance or authority for self-insurance shall be furnished to NYCDOS. Certificates confirming renewals of INSURANCE shall be presented not less THAN 30 days prior to the expiration date of coverage until all operations under the contract are deemed completed.

3.   COMMERCIAL GENERAL LIABILITY:

     Before commencing work at the sITes, the Contractor shall procure a commercial general liability insurance policy in the contractor's name and naming the City of New York, Department of Sanitation as additional insured and endorsed to cover liability assumed by the contractor under the indemnity provisions of this Agreement. This insurance policy must be maintained during the life of the contract and shall protect the City, the Department of Sanitation, and the contractor and his/her subcontractors performing work at the site from claims for property damage and/or bodily injury which may arise from operations under this contract, whether such operations are performed by him/herself or anyone directly or indirectly employed by him. Two (2) certificates of insurance shall be furnished in a manner acceptable to the Department of Sanitation, together with copies of all endorsements as pertain to the requirements of this contract. (limits above are as provided in GC 00 01 (ED 10/93).

     The policy shall contain no exclusions or endorsements which are not acceptable to the City and shall be of a form and by an insurance company acceptable to the City.

     Contractor, at his option, may carry, in lieu of liability insurance provided above, COMPREHENSIVE general liability insurance with a limit per accident equal to the amount required in SCHEDULE A.

                               E2 - 3 (Insurance)

     The following endorsements are required to be made on the policy:

     (a) Notice to NYCDOS under an insurance policy of the Insured shall be addressed to:

               DEPARTMENT OF SANITATION
               AGENCY CHIEF CONTRACTING OFFICER
               51 CHAMBERS STREET, ROOM 806
               NEW YORK, NY 10007
               ATTENTION: INSURANCE SECTION.

     (b) Notice of Accident shall be given to the insurance company by the Insured within one Hundred and Twenty (120) days after notice has been sent to NYCDOS of such accident.

     (c) Notice of Claim shall be given to the insurance company within one Hundred Twenty (120) days after such notice has been filed with the Comptroller of the City of New York.

     (d) Notice of Cancellation of Policy: The policy shall not be canceled, terminated, modified or changed by the insurance company unless the thirty (30) days prior written notice is sent to the Insured by Registered mail and also sent to NYCDOS nor shall the policy be canceled, terminated, modified or changed by the insured without the prior consent of NYCDOS.

     (e) The carrier shall defend, indemnify and hold harmless the City, its officers, employees and agents from any and all claims, suits, demands or judgments by reason of property damage or injuries, including death arising out of or as a result of this contract.

     (f) The insurer waives all rights of subrogation against the City its officers, employees and agents.

     (g) All policies issued under this contract must be provided by insurance companies licensed to do business in the State of New York and acceptable to the Department.

4.   AUTOMOBILE LIABILITY:

     Contractor will provide the City with evidence of insurance covering all owned, non-owned and hired vehicles to be used in connection with this contract.

5.   PROFESSIONAL LIABILITY:

     CNA DESIGN (PROFESSIONALS 1-87503-A (ed. 8/83), or equivalent. Covering as insured the Contractor's Engineer(s).

     Professional Liability policies shall include an endorsement whereby the Contractor's Engineer indemnifies and holds harmless the Commissioner of Sanitation and the City and each officer, agent and the employee of the City or Department of Sanitation

                               E2 - 4 (Insurance)
     against all claims against any of them, for personal injury or wrongful death or property damage arising out of the negligent performance of professional services or caused by an error, omission or negligent act of the Contractor's Engineer or anyone employed by the Contractor's Engineer.

     All subcontractors to the contractor's Engineer providing professional services under this contract shall also provide evidence of professional liability insurance to the Department at limits appropriate to the exposures of the subcontractor's work, with deductibles suitable for the financial capacity of the subcontractor and through carriers and on forms acceptable to the Department.

6.   BUILDERS ALL RISK:

     In construction contracts, when deemed necessary, before any materials are purchased under this contract, the contractor shall present the Department with certificates evidencing that the required insurance is in effect. The policy shall insure the city and the Contractor as their respective rights may appear under the contract. The policy shall provide for storage and transport of materials, equipment, supplies of any kind whatsoever to be used on or incidental to the project.

     BUILDERS RISK POLICY: Shall contain the following endorsements:

     (a) "This policy insures against loss or damage only on work done under Contract No. _______________ with New York City, in construction for the Department of Sanitation __________________ [PROJECT DESCRIPTION], which is susceptible to damage or loss."

     (b) The policy must contain under the loss payable clause or by endorsement thereon: "Loss, if any, payable to the City of New York."

          The omission of any of these endorsements or clauses from the policy will be considered a cause for rejection of the policy.

          The policy shall be stamped PAID, or receipted bills of payment of premium shall be delivered with the builders' risk insurance policy.

          If the insurance policy is that of a mutual company, it shall contain the following:

               "The City of New York shall not be liable for any premium or assessment under this policy of insurance. The contractor who has entered into the contracted referred to in this policy with the City of New York is solely liable."

7.   INSURANCE AGREEMENT:

     (a) The Contractor is required to obtain and maintain insurance outlined in SCHEDULE A of the contract.

     (b) The Insurance required for this contract must be on forms acceptable to the Department and offered by Insurers acceptable to the Department

                               E2 - 5 (Insurance)

     (c) Where circumstances warrant, the Department may, at its discretion subject to acceptance by the Law Department and/or the office of the Comptroller, accept letters of credit or custodial accounts in lieu of specific insurance requirements.

     (d) The Contractor agrees and all insurance contributing to satisfaction of SCHEDULE A insurance requirements shall provide, that the "policy shall not be canceled, terminated or modified by the insurance company unless thirty (30) days prior written notice (unless another period is specifically given above) is given the City of New York, Department of Sanitation, nor shall it be modified, terminated or canceled by the Contractor without the prior written approval of the Department of Sanitation.

     (e) The Contractor shall be solely responsible for payment of all premiums, for insurance contributing to satisfaction of SCHEDULE A requirements and shall be solely responsible for the payment of all deductibles to which such policies are subject, whether or not the City of New York is an insured under the policy.

     (f) Claims-made policies will be accepted for only professional liability and such other risks as are authorized by the New York State Insurance Department. All such policies contributing to satisfaction of SCHEDULE A requirements shall have an extended reporting period option or automatic coverage of not less than two years. If provided as an option, the Contractor agrees to purchase the extended reporting period on cancellation or termination unless a new policy is effected with a retroactive date, including at least the last policy year.

     (g) The Contractor shall send all certificates, submissions, notices and documents required by, or relevant to, insurance, to:

               DEPARTMENT OF SANITATION
               AGENCY CHIEF CONTRACTING OFFICER
               51 CHAMBERS STREET, ROOM 806
               NEW YORK, NY 10007
               ATTENTION: INSURANCE SECTION.

     (h) In addition, notification of any accidents arising in the course of operations under the contract that cause bodily injury or property damage shall also be sent promptly to the

               DEPARTMENT OF SANITATION
               BUREAU OF LEGAL AFFAIRS
               125 WORTH STREET, ROOM 710
               NEW YORK, NY 10013
               ATTENTION: DEPUTY COMMISSIONER FOR LEGAL AFFAIRS

     (i) The Contractor or his engineer may apply to Department for approval of higher deductibles based on financial capacity and quality of the carrier affording coverage.

                               E2 - 6 (Insurance)

     (j) In addition to the above insurance requirements, the following terms and conditions shall apply and shall be written into the polities of insurance as riders:

          (1) Notices of claim shall be given by the Contractor to its insurance company within 120 days after such claim shall be filed with the Comptroller of the City of New York.

          (2) Notices of ail accidents shall be sent by the Contractor to its insurance company and such notice shall be deemed notice by the Contractor, by NYCDOS, and by the City to the insurance company.

          (3) The insurance company shall defend, indemnify and hold harmless the City, its officers, employees and agents from any and all claims, suits, demands or judgements by reason of property damage or personal injuries, Including death, arising out of or as a result of this contract.

          (4) The insurer waives all rights of subornation against the City, its officers, employees and agents.

     (k) Notice to the insurance company by the Contractor of an accident or claim on the site shall constitute notice by NYCDOS and the City to the insurance company.

8.   PROTECTION OF CITY PROPERTY:

     If City property is lost, damaged or destroyed as result of the operations of the Contractor or his Sub-contractors, in the performance of this contract, of from his or their failure to comply with any of the provisions of this contract, or by law, the Contractor shall indemnify and hold the City harmless from any and all costs and expense which the City may be subjected to which it may suffer or incur by reason thereof.

                               E2 - 7 (Insurance)

                              NO TEXT ON THIS PAGE

                               E2 - 8 (Insurance)

                                                               PAYMENT BOND PAGE

                                  PAYMENT BOND

     KNOW ALL MEN BY THESE PRESENTS, That we, __________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
hereinafter referred to as the "Principal," and ________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
hereinafter referred to ass the "Surety" ("Sureties") are held and firmly bound to THE CITY OF NEW YORK, hereinafter referred to as the "CITY," or to its successors and assigns, in the penal sum of ____________________________________
__($________________ ) Dollars, lawful money of theUnited States, for the payment of which said sum of money well and truly to be made, we, and each of us, bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

     WHEREAS, the Principal is about to enter, or has entered, into a Contract in writing with the City for ___________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
a copy of which Contract is annexed to and hereby made a part of this bond, as though herein set forth in full;

     NOW, THEREFORE, the conditions of this obligation are such that if the Principal, his or its representatives or assigns and other subcontractors to whom Work under this Contract is sublet and his or their successors and assigns shall promptly pay or cause to be paid all lawful claims for

     (a) Wages and compensation for labor performed and services rendered by all persons engaged in the prosecution of the Work under said Contract, and any amendment or extension thereof or addition thereto, whether such persons be agents, servants or employees of the Principal or of any such subcontractor, including all persons so engaged who perform the work of laborers or mechanics at or in the vicinity of the site of the Project regardless of any contractual relationship between the Principal or such subcontractors, or his or their successors or assigns, on the one had and such laborers or mechanics on the other, but not including office employees not regularly stationed at the site of the project; and

     (b) Materials and supplies (whether incorporated in the permanent structure or not), as well as teams, fuels, oils, implements or machinery furnished, used or consumed by said Principal or any subcontractor at or in the vicinity of the site of the Project in the prosecution of the Work under said Contract and any amendment or extension thereof or addition thereto; then this obligation shall be void; otherwise to remain in full force and effect.

                                     E2 - 9

                                                               PAYMENT BOND PAGE

This bond is subject to the following additional conditions, limitations and agreements:

(a) The Principal and Surety (Sureties) agree that this bond shall be for the benefit of any materialmen or laborer having a just claim, as well as the City itself.

(b) All persons who have performed labor, rendered services or furnished materials and supplies, as aforesaid, shall have a direct right of action against the Principal and his, its or their successors and assigns, and the Surety (Sureties) herein, or against either or both or any of them and their successors and assigns. Such persons may sue in their own name, and may prosecute the suit to judgment and execution without the necessity of joining with any other person as party plaintiff.

(c) The Principal and Surety (Sureties) agree that neither of them will hold the City liable for any judgment for costs or otherwise, obtained by either or both of them against a laborer or materialman in a suit brought by either a laborer or materialman under this bond for moneys allegedly due for performing work or furnishing material.

(d) The Surety (Sureties) or its successors and assigns shall not be liable for any compensation recoverable by an employee or laborer under the Workmen's Compensation Law.

(e) In no event shall the Surety (Sureties), or its successor or assigns, be liable for a greater sum than the penalty of this bond or be subject to any suit, action or proceeding herein that is instituted by any person, firm, or corporation hereunder later than two (2) years after the complete performance of said Contract and final settlement thereof.

The Principal, for himself and his successors and assigns, and the Surety (Sureties), for itself and its successors and assigns, do hereby expressly waive any objection that might be interposed as to the right of the City to require a bond containing the foregoing provisions, and they do hereby further expressly waive any defense which they or either of them might interpose to an action brought hereon by any person, firm or corporation, including subcontractors, materialmen and third persons, for work, labor, services, supplies or material performed, rendered, or furnished as aforesaid upon the ground that there is no law authorizing the City to require the foregoing provisions to be placed in this bond.

And the Surety (Sureties), for value received, for itself and its successors and assigns, hereby stipulates and agrees that the obligation of said Surety (Sureties), and its bond shall be in no way impaired or affected by an extension of time, modification, omission, addition, or change in or of the said Contract or the Work to be performed thereunder, or by any payment thereunder before the time required therein, or by any waiver of any provisions thereof, or by any assignment, subletting or other transfer thereof or of any part thereof, or of any Work to be performed, or any moneys due or to become due thereunder and said Surety (Sureties) does hereby waive notice of any and all of such extensions, modifications, omissions, additions, changes, payments, waivers, assignments, subcontracts and transfers, and hereby expressly stipulates and agrees that any and all things done and omitted to be done by and in relation to assignees, subcontractors, and other transferees shall have the same effect as to said Surety (Sureties) as though done or omitted to be done by or in relation to said Principal.

                                     E2 - 10

                                                               PAYMENT BOND PAGE

IN WITNESS WHEREOF, the Principal and the Surety (Sureties) have hereunto set their hands and seals, and such of them as are corporations have caused their corporate seals to be hereunto affixed and these presents to be signed by their proper officers, this _____________ day of ___________________, _________.

(Seal)
                   -------------------------------------------------------------
                                           (Principal)

                   By:
                      ----------------------------------------------------------

(Seal)
                   -------------------------------------------------------------
                                           (Surety)

                   By:
                      ----------------------------------------------------------

(Seal)
                   -------------------------------------------------------------
                                           (Surety)

                   By:
                      ----------------------------------------------------------

(Seal)
                   -------------------------------------------------------------
                                           (Surety)

                   By:
                      ----------------------------------------------------------

(Seal)
                   -------------------------------------------------------------
                                           (Surety)

Bond Premium Rate:_____________________________________________________

Bond Premium Cost:_____________________________________________________

                                     E2 - 11

                                                               PAYMENT BOND PAGE

                  ACKNOWLEDGMENT OF PRINCIPAL, IF A CORPORATION

State of____________________________________)
                                            )        ss:
County of___________________________________)

On this ___ day of ______________________, ________, before me personally came
_________________________________________________________________________ to me
known, who, being by me duly sworn, did depose and say that he resides at __________________________________, that he is the ___________________________
of ________________________, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that one of the seals affixed to said instrument is such seal; that it was so affixed by order of the directors of said corporation, and that he signed his or her name thereto by like order.

                           Subscribed and sworn to before me
                           this_____________ day of ______________, ________


                           -----------------------------------------------------
                           Notary Public

                                ----------------

                  ACKNOWLEDGMENT OF PRINCIPAL, IF A PARTNERSHIP

State of____________________________________)
                                            )        ss:
County of___________________________________)

On this _____ day of ______________________, before me personally appeared ___________________ to me known and known to me to be one of the members of the firm of ____________________, described in and who executed the foregoing instrument and he acknowledged to me that he executed the same as and for the act and deed of said firm.

                           Subscribed and sworn to before me
                           this_____________ day of ______________, ________


                           -----------------------------------------------------
                           Notary Public

                                ----------------

                  ACKNOWLEDGMENT OF PRINCIPAL, IF AN INDIVIDUAL

State of____________________________________)
                                            )        ss:
County of___________________________________)

On this _____ day of ______________________ before me personally appeared _________________________ , to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledgment that he executed the same.

                           Subscribed and sworn to before me
                           this_____________ day of ______________, ________


                           -----------------------------------------------------
                           Notary Public
                                 --------------

                                     E2 - 12

                                                               PAYMENT BOND PAGE

If the Contractor (Principal) is a partnership, the bond should be signed by each of the individuals who are partners.

If the Contractor (Principal) is a corporation, the bond should be signed in its correct corporate name by a duly authorized officer, agent, or attorney-in-fact.

THERE SHOULD BE EXECUTED AN APPROPRIATE NUMBER OF COUNTERPARTS OF THE BOND CORRESPONDING TO THE NUMBER OF COUNTERPARTS OF THE CONTRACT.

Each executed bond should be accompanied by (a) appropriate acknowledgments of the respective parties; (b) appropriate duly certified copy of Power of Attorney or other certificate of authority where bond is executed by agent, officer or other representative of Principal or Surety; (c) a duly certified extract from By-Laws or resolutions of Surety under which Power of Attorney or other certificate of authority of its agent, officer or representative was issued, and
(d) duly certified copy of latest published financial statement of assets and liabilities of Surety.

                                * * * * * * * * *

              AFFIX ACKNOWLEDGMENTS AND JUSTIFICATION OF SURETIES.

                                     E2 - 13

                                                               PAYMENT BOND PAGE

                              NO TEXT ON THIS PAGE

                                     E2 - 14

                                                           PERFORMANCE BOND PAGE

                                PERFORMANCE BOND

     KNOW ALL MEN BY THESE PRESENTS, That we, __________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
hereinafter referred to as the "PRINCIPAL," and ________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
hereinafter referred to as the "SURETY" ("SURETIES") are held and firmly bound to THE CITY OF NEW YORK, hereinafter referred to as "THE CITY,"; or to its successors and assigns, in the penal sum of
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
__($________________ ) Dollars, lawful money of theUnited States, for the payment of which said sum of money well and truly to be made, we, and each of us, bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

     WHEREAS, the Principal is about to enter, or has entered, into a Contract in writing with the City for
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
a copy of which Contract is annexed to and hereby made a part of this bond, as though herein set forth in full;

     NOW, THEREFORE, the conditions of this obligation are such that if the Principal, his or its representatives or assigns, shall well and faithfully perform the said Contract and all modifications, amendments, additions and alterations thereto that may hereafter be made, according to its terms and its true intent and meaning, including repair and/or replacement of defective work and guarantees of maintenance for the periods stated in the Contract, and shall fully indemnify and save harmless the City from all costs and damage which it may suffer by reason of failure so to do, and shall fully reimburse and pay the City for all outlay and expense which the City may incur in making good any such default, and shall protect the said City of New York against, and pay any and all amounts, damages, costs and judgments which may or shall be recovered against said City or its officers or agents of which the said City of New York may be called upon to pay to any person or corporation by reason of any damages arising or growing out of the doing of said work, or the repair or maintenance thereof, or the manner of doing the same, or the neglect of the said PRINCIPAL, or his (their, its) agents or servants, or the improper performance of the said work by the said PRINCIPAL, or his (their, its) agents or servants, or the infringement of any patent or patent rights by reason of the use of any materials furnished or work done as aforesaid or otherwise, then this obligation shall be null and void, otherwise to remain in full force and effect.

                                     E2 - 15

                                                           PERFORMANCE BOND PAGE

     The Surety (Sureties), for value received, hereby stipulates and agrees, if requested to do so by the City, to fully perform and complete the Work to be performed under the Contract, pursuant to the terms, conditions, and covenants thereof, if the City determines that the Principal, for any cause, has failed or neglected to fully perform and complete such Work. The Surety (Sureties) further agrees to commence and diligently perform the Work specified in the Contract, including physical site work, within twenty-five (25) business days after written notice thereof from the City and to complete all Work within such time as the City may fix. The Surety and the City reserve all rights and defenses each may have against the other, provided, however, that the Surety expressly agrees that its reservation of rights shall not provide a basis for non-performance of its obligation to commence and to complete all Work as provided herein.

     The Surety (Sureties), for value received, for itself and its successors and assigns, hereby stipulates and agrees that the obligation of said Surety (Sureties) and its bond shall be in no way impaired or affected by any extension of time, modification, omission, addition, or change in or to the said Contract or the Work to be performed thereunder, or by any payment thereunder before the time required therein, or by any waiver of any provisions thereof, or by any assignment, subletting or other transfer thereof or of any Work to be performed or any moneys due or to become due thereunder, and said Surety (Sureties) does hereby waive notice of any and all of such extensions, modifications, omissions, additions, changes, payments, waivers, assignments, subcontracts and transfers, and hereby expressly stipulates and agrees that any and all things done and omitted to be done by and in relation to assignees, subcontractors, and other transferees shall have the same effect as to said Surety (Sureties) as though done or omitted to be done by or in relation to said Principal.

     IN WITNESS WHEREOF, the Principal and the Surety (Sureties) have hereunto set their hands and seals, and such of them as are corporations have caused their corporate seals to be hereunto affixed and these presents to be signed by their proper officers, this ____________ day of _________________________________, _________________.

(Seal)
                   -------------------------------------------------------(L.S.)
                                           (Surety)

                   By:
                      ----------------------------------------------------------

(Seal)
                   -------------------------------------------------------------
                                           (Surety)

                   By:
                      ----------------------------------------------------------

(Seal)
                   -------------------------------------------------------------
                                           (Surety)

Bond Premium Rate:_____________________________________________________

Bond Premium Cost:_____________________________________________________

                                     E2 - 16

                                                           PERFORMANCE BOND PAGE

                  ACKNOWLEDGMENT OF PRINCIPAL, IF A CORPORATION

State of____________________________________)
                                            )        ss:
County of________________________)

On this ___ day of ______________________, ________, before me personally came
_________________________________________________________________________ to me
known, who, being by me duly sworn, did depose and say that he resides at __________________________________, that he is the ___________________________
of ________________________, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that one of the seals affixed to said instrument is such seal; that it was so affixed by order of the directors of said corporation, and that he signed his or her name thereto by like order.

                           Subscribed and sworn to before me
                           this_____________ day of ______________, ________


                           -----------------------------------------------------
                           Notary Public


                  ACKNOWLEDGMENT OF PRINCIPAL, IF A PARTNERSHIP

State of____________________________________)
                                            )        ss:
County of___________________________________)

On this _____ day of ______________________, before me personally appeared ___________________ to me known and known to me to be one of the members of the firm of ____________________, described in and who executed the foregoing instrument and he acknowledged to me that he executed the same as and for the act and deed of said firm.

                           Subscribed and sworn to before me
                           this_____________ day of ______________, ________


                           -----------------------------------------------------
                           Notary Public


                  ACKNOWLEDGMENT OF PRINCIPAL, IF AN INDIVIDUAL

State of____________________________________)
                                            )        ss:
County of___________________________________)

On this _____ day of ______________________ before me personally appeared _____________________________________, to me known and known to me to be the person described in and who executed the foregoing instrument and acknowledgment that he executed the same.

                           Subscribed and sworn to before me
                           this_____________ day of ______________, ________


                           -----------------------------------------------------
                           Notary Public

                                 --------------
                                     E2 - 17

                                                           PERFORMANCE BOND PAGE

If the Contractor (Principal) is a partnership, the bond should be signed by each of the individuals who are partners.

If the Contractor (Principal) is a corporation, the bond should be signed in its correct corporate name by a duly authorized officer, agent, or attorney-in-fact.

THERE SHOULD BE EXECUTED AN APPROPRIATE NUMBER OF COUNTERPARTS OF THE BOND CORRESPONDING TO THE NUMBER OF COUNTERPARTS OF THE CONTRACT.

Each executed bond should be accompanied by: (a) appropriate acknowledgments of the respective parties; (b) appropriate duly certified copy of Power of Attorney or other certificate of authority where bond is executed by agent, officer or other representative of Principal or Surety; (c) a duly certified extract from By-laws or resolutions of Surety under which Power of Attorney or other certificate of authority of its agent, officer or representative was issued; and
(d) duly certified copy of latest published financial statement of assets and liabilities of Surety.

              AFFIX ACKNOWLEDGMENTS AND JUSTIFICATION OF SURETIES.

                                     E2 - 18

                              MODULE F: ATTACHMENTS

-    Local Law 35 Certification (if applicable)

-    Experience Questionnaire

-    Supply & Service Employment Report

-    VENDEX

                                  CERTIFICATION

                                  LOCAL LAW 35

AGENCY:  Department of Sanitation         BUREAU:  Bureau of Waste Disposal

PIN:     82700WD00124

DESCRIPTION OF SERVICE:         A Bid to Export Municipal Solid Waste From the
                                Borough of Brooklyn

     CONDITIONS OF LOCAL LAW 35 MUST MEET ALL OF THE FOLLOWING CRITERIA:

     - Solicitation for new or renewal contract issued on or after October 17, 1994.

     - The contract is for provision of technical, consultant or personal services (including human/client services) valued at more than $100,000.00

                                 * * * * * * * *

The Agency has determined that the award of this contract

                              / / Will /X/ Will Not

directly result in the "displacement" of any City employee.


"Displacement" is defined by Local Law 35 to mean "any employment action that results in a reduction in the number of funded positions; including but not limited to, those resulting from the layoff; demotion; bumping; involuntary transfer to a new class title, or location; time based reductions in customary hours of work, wages, or benefits of any City employee."

                           BUREAU CONTRACTING OFFICER

--------------------------------                           __/__/__
Signature                                                    Date

                                   AGENCY HEAD

--------------------------------                           __/__/__
Signature                                                    Date

                            EXPERIENCE QUESTIONNAIRE

                            EXPERIENCE QUESTIONNAIRE

     This Questionnaire shall be completed by each Bidder(1), and each person, partnership, joint venture, or corporation identified in its Bid as being a subcontractor, or providing services pursuant to this Contract including, but not limited to the Transfer Facility, Disposal Facility, and the transporter.

PART I:     ALL BIDDERS SHALL COMPLETE THIS SECTION.

IF THE BIDDER IS AN INDIVIDUAL, THE FOLLOWING MUST BE COMPLETED:


NAME OF BIDDER _________________________________________________________________

RESIDENCE OF BIDDER_____________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

PLACE OF BUSINESS OF BIDDER_____________________________________________________

________________________________________________________________________________

________________________________________________________________________________

IF THE BIDDER'S PLACE OF BUSINESS IS OTHER THAN NEW YORK CITY,

SET FORTH THE ADDRESS OF THE BIDDER'S LOCAL OFFICE______________________________

________________________________________________________________________________

________________________________________________________________________________

TAX IDENTIFICATION NUMBER_______________________________________________________


----------
(1) All references to the Bidder for purposes of this Questionnaire shall mean the person, partnership, joint venture, or corporation completing this Questionnaire.

IF THE BIDDER IS A PARTNERSHIP OR JOINT VENTURE, THE FOLLOWING MUST BE
COMPLETED:

STATE HERE THE NAME AND RESIDENCE OF EACH MEMBER OF THE PARTNERSHIP OR JOINT
VENTURE:

NAMES OF PARTNERS                   RESIDENCE OF PARTNERS
OR JOINT VENTURE MEMBERS            OR JOINT VENTURE MEMBERS

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

PLACE OF BUSINESS OF BIDDER_____________________________________________________

________________________________________________________________________________

________________________________________________________________________________

IF THE BIDDER'S PLACE OF BUSINESS IS OTHER THAN NEW YORK CITY,

SET FORTH THE ADDRESS OF BIDDER'S LOCAL OFFICE__________________________________

________________________________________________________________________________

________________________________________________________________________________

TAX IDENTIFICATION NUMBER_______________________________________________________

IF THE BIDDER, IS A CORPORATION, PROVIDE THE FOLLOWING INFORMATION:

ORGANIZED UNDER THE LAWS OF THE STATE OF________________________________________

ORGANIZED IN THE YEAR___________________________________________________________

NAME AND ADDRESS OF PRESIDENT___________________________________________________

________________________________________________________________________________

________________________________________________________________________________

NAME AND ADDRESS OF SECRETARY___________________________________________________

________________________________________________________________________________

________________________________________________________________________________

NAME AND ADDRESS OF TREASURER___________________________________________________

________________________________________________________________________________

________________________________________________________________________________

NAME (S) AND ADDRESS (ES) OF DIRECTOR (S)_______________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

PLACE OF BUSINESS OF THE BIDDER_________________________________________________

________________________________________________________________________________

________________________________________________________________________________

IF THE BIDDER'S PLACE OF BUSINESS IS OTHER THAN NEW YORK CITY,

SET FORTH THE ADDRESS OF BIDDER'S LOCAL OFFICE__________________________________

________________________________________________________________________________

________________________________________________________________________________

TAX IDENTIFICATION NUMBER_______________________________________________________

THE NAME AND ADDRESS OF EACH AND EVERY AND ALL PERSONS, PARTNERSHIPS, JOINT VENTURES, AND CORPORATIONS, DIRECTLY OR INDIRECTLY INTERESTED(2) WITH THE BIDDER HEREIN ARE AS FOLLOWS(3):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

----------
(2) For purposes the above, being "interested" in the Bidder shall mean that the Bidder is indebted to such other person, partnership or corporation, other than a financial institution licensed to do business in the State of New York, arising from any transactions involving a transfer of property or money and that such debt is evidenced by any written instrument including but not limited to a promissory note, security interest, loan, bonds of the Bidder issued to such person, partnership or corporation. "Interested in" shall also mean any stock or equity interest in the Bidder.

(3) If there are no persons, partnerships, joint ventures or corporations whatsoever other than the Bidder interested, directly or indirectly, in this Bid, the Bidder should write the word "none" in the above space.

1. Please provide a brief description of the Bidder, including the service(s) and good(s) it provides, and the experience and qualifications of the Bidder and its Principal(s). A publicly held corporation may submit a copy of its most recent Annual Report, and Form 10K as its response to this Question.

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

2. List all contracts awarded to the Bidder by any Federal, State, or New York City Agency, or any Agency of any other Local Government during the five (5) years preceding the date upon which this Bid was opened on the form attached as Exhibit "A".

3. List any contracts in an amount in excess of Five Million Dollars ($5,000,000) for any service(s) or good(s) to be provided under this Contract which were awarded to the Bidder by any person, partnership, joint venture, or corporation during the three (3) years preceding the date upon which this Bid was opened on the form attached as Exhibit "B".

4. List the name, address, and telephone number of at least three (3) customers for whom the Bidder has provided service(s) and/or good(s) during the five (5) years preceding the date upon this Bid was opened who may be contacted by the Department as references. For each reference please provide the name of the contact person and such person's job title, a description of the good(s) and service(s) provided for the customer, the length of time the Bidder provided such good(s) or performed such service(s), and the total dollar value of the contract._______________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

5. Has the Bidder ever failed to complete any work awarded to it? _____________________ If the answer is "Yes", please state the name of the contract, the date thereof, describe the work to be performed, and set forth the reason(s) why the Bidder failed to complete the work.

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

6. Has the Bidder ever been declared in default by any Federal, State, City, or Local Agency? _____________________ If the answer is "Yes", please state the name of the Agency, the name of the contract, the date thereof, describe the work to be performed, the reason(s) why the Bidder failed to complete the work, and the action(s) taken by the

      Agency.___________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

7. Has the Bidder, or any of its affiliates, when called before a Grand Jury to testify, refused to sign a Waiver of Immunity or answer any relevant questions, or been indicted for any reason whatsoever?
      ______________________ If the answer is

      "Yes", please provide details.____________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

8. Has there been any investigation or litigation involving the Bidder, or any of its affiliates, conducted by any Federal, State or Local Agency during the past five (5) years?

      If the answer is "Yes", please provide details.___________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

9. Is the Bidder in arrears in the payment of any New York State, or New York City tax? ___________________________ If the answer is "Yes", provide the details concerning such arrears including the type of tax, the amount due, and the date upon which payment of the tax was required.__________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

10. State the types of New York City taxes paid by the Bidder during the calendar year preceding the date of bid.___________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

11. List all permits, licenses or other authorizations issued to the Bidder by any Federal, State or Local Agency having jurisdiction over the Bidder's operations. This list must include, at a minimum, the following information concerning all regulatory authorities from which permits, license, or authorizations are required and have been issued to it: (i) the United States Environmental Protection Agency region in which it is located; (ii) the name and address including the telephone number of each state and local regulatory agency from which a permit, license, or authorization is required; (iii) conditions or restrictions (if any; if none, state so) (iv) the date of issuance; and (v) the date of expiration.

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

PART II: ALL TRANSFER FACILITIES, PROCESSING FACILITIES AND DISPOSAL FACILITIES SHALL COMPLETE THE CHART BELOW. ALL RESPONSES SHALL BE IN TONS. IF A QUESTION IS NOT APPLICABLE TO A FACILITY, THE BIDDER SHALL MARK THE SPACE "N/A".

                                                                                    DISPOSAL FACILITY
ITEM                    DESCRIPTION                    TRANSFER       ------------------------------------------------
                                                       FACILITY                                             OTHER
                                                                      WASTE-TO-ENERGY                      DISPOSAL
                                                                          PLANT           LANDFILL        FACILITY(4)
----------------------------------------------------------------------------------------------------------------------
A         PERMITTED(5) DAILY STORAGE CAPACITY FOR
          MSW(6)
----------------------------------------------------------------------------------------------------------------------
B         PERMITTED(7) DAILY THROUGHPUT CAPACITY
          FOR MSW
----------------------------------------------------------------------------------------------------------------------
C         PERMITTED(8) DAILY CAPACITY FOR MSW
----------------------------------------------------------------------------------------------------------------------
D         PERMITTED(9) YEARLY BURNING CAPACITY
----------------------------------------------------------------------------------------------------------------------
E         AVERAGE DAILY TONAGE PROCESSED
----------------------------------------------------------------------------------------------------------------------
F         DAILY TONNAGE WHICH IS CONTRACTED TO
          OTHERS FOR USE, BUT WHICH IS UNUSED
----------------------------------------------------------------------------------------------------------------------
G         EXCESS DAILY CAPACITY
          (B - E - F = G)
----------------------------------------------------------------------------------------------------------------------
H         EXCESS DAILY CAPACITY
          (C - E - F = H)
----------------------------------------------------------------------------------------------------------------------
I         AMOUNT OF MSW THAT WILL BE ACCEPTED
          UNDER TERMS OF THIS BID
----------------------------------------------------------------------------------------------------------------------

----------

(4)    Set forth type of Disposal Facility______________________________________

(5)    State name of authorizing agency_________________________________________

(6)    MSW shall be defined as municipal solid waste.

(7)    State name of authorizing agency_________________________________________

(8)    State name of authorizing agency_________________________________________

(9)    State name of authorizing agency_________________________________________

IF UNDER THE TERMS OF THE BID THE BIDDER PROPOSES TO ACCEPT AN-AMOUNT OF THE CITY'S MSW WHICH IS GREATER THAN ITS EXCESS DAILY CAPACITY (I.E., THE RESPONSE TO ITEM G OR H) THE BIDDER SHALL EXPLAIN HOW IT PLANS TO OBTAIN SUFFICIENT

EXCESS CAPACITY TO ACCEPT THE CITY'S MSW._______________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

10. PLEASE PROVIDE DIRECTIONS FOR TRAVELING TO EACH TRANSFER FACILITY AND DISPOSAL FACILITY BY AUTOMOBILE FROM NEW YORK

      CITY:_____________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

PART III. ALL PUTRESCIBLE SOLID WASTE TRANSFER STATIONS SHALL COMPLETE THIS SECTION.

NAME OF PUTRESCIBLE SOLID WASTE TRANSFER STATION(10):___________________________

________________________________________________________________________________

ADDRESS OF TRANSFER FACILITY:___________________________________________________

________________________________________________________________________________

NAME, TITLE, AND TELEPHONE NUMBER OF THE CONTACT PERSON:________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

EACH TRANSFER FACILITY SHALL PROVIDE A BRIEF DESCRIPTION OF THE FACILITY AND ITS OPERATIONS WHICH SHALL INCLUDE RESPONSES TO ALL OF THE QUESTIONS SET FORTH
HEREINAFTER:

1.    HOW LONG HAS THE TRANSFER FACILITY BEEN IN OPERATION?_____________________

      __________________________________________________________________________

      IF THE FACILITY HAS NOT YET COMMENCED OPERATIONS, STATE WHY IT HAS NOT DONE SO, AND THE DATE UPON WHICH IT IS

      ANTICIPATED THAT OPERATIONS WILL START.___________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

----------
(10) A putrescible solid waste transfer station is hereinafter referred to as a "Transfer Facility".

2. DESCRIBE THE COMMUNITY SURROUNDING THE TRANSFER FACILITY, E.G., IS IT AN INDUSTRIAL AREA, A RESIDENTIAL AREA, ETC. ARE THERE ANY DAY CARE FACILITIES, SCHOOLS, OR CHURCHES LOCATED WITHIN A SHORT DISTANCE FROM THE TRANSFER FACILITY?

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

3.    WHAT IS THE SIZE OF THE TRANSFER FACILITY'S:

      A.    TIPPING FLOOR?______________________________________________________

            ____________________________________________________________________

      B.    AREA FOR THE STORAGE OF WASTE?

            ____________________________________________________________________

4.    DOES THE TRANSFER FACILITY HAVE A SEPARATE AREA FOR LOADING

      REFUSE? ____________ IF YOUR RESPONSE IS "YES", SET FORTH

      THE SIZE OF THE TRANSFER FACILITY'S LOADING AREA._________________________

      __________________________________________________________________________

5.    SET FORTH THE AMOUNT OF SPACE AVAILABLE FOR VEHICLES TO QUEUE IN IN LINEAR
      FEET:

      A.    PRIOR TO THE TRANSFER FACILITY'S SCALE______________________________

            ____________________________________________________________________

      B.    AFTER THE TRANSFER FACILITY'S SCALE_________________________________

            ____________________________________________________________________

6.    WILL VEHICLES BE REQUIRED TO QUEUE ON THE STREETS

      SURROUNDING THE TRANSFER FACILITY? ___________________ IF YOUR RESPONSE IS "YES", LIST ALL STREETS ON WHICH VEHICLES WILL BE REQUIRED TO WAIT, AND SET FORTH YOUR OPINION ON WHETHER TRAFFIC, AND OTHER BUSINESSES WILL BE IMPACTED BY THE QUEUING VEHICLES.

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

7. DESCRIBE THE PREMISES OF THE TRANSFER FACILITY INCLUDING BUT NOT LIMITED TO THE LIGHTING CONDITIONS AT THE TRANSFER FACILITY, THE CONDITION OF THE ROADWAYS ON THE SITE OF THE TRANSFER FACILITY, A DESCRIPTION OF TRAFFIC CONTROL SIGNS AT

      THE FACILITY, ETC.________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

8.    SET FORTH THE NUMBER OF SCALES FOR WEIGHING VEHICLES AT THE

      TRANSFER FACILITY_________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

9. DESCRIBE THE LOCATION OF THE SCALE(S) AT THE TRANSFER FACILITY INCLUDING ANY IMPEDIMENTS TO, OR DIFFICULTIES WITH

      ACCESS TO EACH SCALE______________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

10. SET FORTH THE TIME(S) AT WHICH THE TRANSFER FACILITY IS REQUIRED TO CLEAN ITS TIPPING FLOOR, AND NOT ACCEPT REFUSE BY THE TRANSFER FACILITY'S NEW YORK CITY DEPARTMENT OF SANITATION(11) PERMIT OR ANY OTHER PERMIT, AND THE NAME OF THE

      REGULATORY AGENCY OR AUTHORITY ISSUING THE PERMIT_________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

11. SET FORTH THE TIME(S) AT WHICH THE TRANSFER FACILITY CEASES ACCEPTING REFUSE IN ORDER TO CLEAN ITS TIPPING FLOOR AS REQUIRED BY THE TRANSFER FACILITY'S NYCDOS PERMIT OR ANY OTHER PERMIT, AND THE NAME OF THE REGULATORY AGENCY OR

      AUTHORITY ISSUING THE PERMIT._____________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

12. ARE THERE ANY OTHER TIMES AT WHICH THE TRANSFER FACILITY IS REQUIRED TO CLOSE UNDER THE TERMS OF ITS NEW YORK STATE DEPARTMENT OF ENVIRONMENTAL CONSERVATION(12), NYCDOS OR ANY

----------

(11) The New York City Department of Sanitation is hereinafter referred to as "NYCDOS".

(12) The New York State Department of Environmental Conservation is hereinafter referred to as the "NYSDEC".

      OTHER PERMIT? ______________________________ IF THE RESPONSE IS "YES",
      IDENTIFY THE PERMIT ESTABLISHING THE CLOSURE REQUIREMENT(S), AND THE TIME(S) AT WHICH THE TRANSFER FACILITY MAY NOT ACCEPT

      THE DELIVERY OF REFUSE.___________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

13.   SET FORTH THE NUMBER OF VEHICLES THAT CAN BE UNLOADED ON

      THE TRANSFER FACILITY'S TIPPING FLOOR AT THE SAME TIME.___________________

      __________________________________________________________________________

      __________________________________________________________________________

14. SET FORTH THE NUMBER OF VEHICLES THAT CAN BE UNLOADED ON THE TRANSFER FACILITY'S TIPPING FLOOR AT THE SAME TIME AS

      REFUSE IS BEING LOADED ONTO AN OUTBOUND TRAILER.__________________________

      __________________________________________________________________________

      __________________________________________________________________________

      IF YOUR RESPONSE IS DIFFERENT FROM YOUR RESPONSE TO QUESTION 13,

      PLEASE SET FORTH THE REASON(S).___________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

15. SET FORTH THE NUMBER OF VEHICLES WHOSE REFUSE CAN CURRENTLY BE UNLOADED AND PROCESSED BY THE TRANSFER FACILITY DURING A

      ONE (1) HOUR TIME PERIOD._________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

16. SET FORTH THE PEAK TIME PERIODS FOR THE DELIVERY OF REFUSE TO THE TRANSFER FACILITY (I.E., BETWEEN WHAT HOURS DO MOST VEHICLES DELIVER REFUSE TO THE FACILITY FOR PROCESSING AND

      DISPOSAL)?________________________________________________________________

      __________________________________________________________________________

17. SET FORTH THE NUMBER OF VEHICLES WHICH CURRENTLY DELIVER REFUSE TO THE TRANSFER FACILITY DURING THE FOLLOWING TIME PERIODS:

      A.    1 A.M. THROUGH 5 A.M._______________________________________________

      B.    8 A.M. THROUGH 2 P.M._______________________________________________

      C.    5 P.M. THROUGH 10 P.M.______________________________________________

18. SET FORTH THE AMOUNT OF REFUSE WHICH CAN CURRENTLY BE PROCESSED BY THE TRANSFER FACILITY DURING THE FOLLOWING TIME PERIODS:

      A.    1 A.M. THROUGH 5 A.M._______________________________________________

      B.    8 A.M. THROUGH 2 P.M._______________________________________________

      C.    5 P.M. THROUGH 10 P.M.______________________________________________

19. DESCRIBE THE PROCEDURES WHICH WILL BE USED BY THE TRANSFER FACILITY TO UNLOAD NYCDOS VEHICLES ON THE TIPPING FLOOR WHILE SIMULTANEOUSLY LOADING REFUSE ONTO OUTBOUND VEHICLES.

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

20.   SET FORTH THE TIME REQUIRED TO LOAD REFUSE ONTO AN

      OUTBOUND TRAILER._________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

21. DESCRIBE ANY EQUIPMENT USED BY THE TRANSFER FACILITY TO PROCESS AND LOAD REFUSE INCLUDING BUT NOT LIMITED TO FRONT

      END LOADERS, CONVEYORS, BUCKETS, ETC.______________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

22.   SET FORTH THE NUMBER OF PERSONNEL ENGAGED IN TIPPING, AND

      LOADING OPERATIONS AT THE TRANSFER FACILITY.

      __________________________________________________________________________

      __________________________________________________________________________

23. PROVIDE A BRIEF DESCRIPTION OF THE TASKS PERFORMED BY THE PERSONNEL ENGAGED IN TIPPING, AND LOADING OPERATIONS AT THE

      TRANSFER FACILITY.________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

24. IN THE EVENT THAT THE BIDDER IS AWARDED A CONTRACT FOR ALL OF THE TONNAGE THAT IT HAS OFFERED TO ACCEPT, HOW MANY HOURS PER DAY WILL THE TRANSFER FACILITY NEED TO LOAD REFUSE ONTO OUTBOUND TRAILERS IN ORDER TO DISPOSE OF ALL OF THE REFUSE

      DELIVERED TO IT BY NYCDOS VEHICLES?_______________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

25. PLEASE DESCRIBE ANY MODIFICATIONS THAT THE TRANSFER FACILITY PLANS TO MAKE IN ITS PROCEDURES AND OPERATIONS; AND ITS DESIGN TO ACCEPT THE DELIVERY OF REFUSE BY NYCDOS VEHICLES

      PURSUANT TO THIS CONTRACT.________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

26. IN THE EVENT THAT THE BIDDER IS AWARDED A CONTRACT FOR ALL OF THE TONNAGE THAT IT HAS OFFERED TO ACCEPT, WILL THE TRANSFER FACILITY BE REQUIRED TO SECURE ANY MODIFICATIONS TO

      ITS NYSDEC, NYCDOS, OR ANY OTHER PERMIT?__________________________________

      IF YOUR RESPONSE IS "YES", PLEASE SET FORTH THE MODIFICATIONS TO EACH PERMIT THAT THE TRANSFER FACILITY WILL BE REQUIRED TO

      SECURE.___________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

PART IV.  ALL DISPOSAL FACILITIES SHALL COMPLETE THIS SECTION.

NAME OF DISPOSAL FACILITY:______________________________________________________

ADDRESS OF DISPOSAL FACILITY:___________________________________________________

________________________________________________________________________________

NAME, TITLE, AND TELEPHONE NUMBER OF THE CONTACT PERSON:________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

1.    TYPE OF DISPOSAL FACILITY (I.E., WASTE-TO-ENERGY

      PLANT, LANDFILL, ETC.)____________________________________________________

      __________________________________________________________________________

2.    HOW LONG HAS THE DISPOSAL FACILITY BEEN IN OPERATION?_____________________

      __________________________________________________________________________

      IF THE FACILITY HAS NOT YET COMMENCED OPERATIONS, STATE WHY IT HAS NOT DONE SO, AND THE DATE UPON WHICH IT IS

      ANTICIPATED THAT OPERATIONS WILL START.

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

3.    WHAT IS THE DISPOSAL FACILITY'S LIFE EXPECTANCY? YOUR

      RESPONSE SHOULD INCLUDE THE BASIS FOR THAT STATEMENT._____________________

      __________________________________________________________________________

      __________________________________________________________________________

4. WHAT MODE (S) OF TRANSPORTATION IS (ARE) USED FOR THE DELIVERY OF WASTE TO THE FACILITY (I.E., BARGE, RAIL, TRUCK,

      ETC.)?____________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

5.    DOES THE FACILITY PRESENTLY ACCEPT OUT-OF-STATE WASTE?____________________

      IF YOUR RESPONSE IS "YES", SET FORTH THE NAMES OF THE COMMUNITIES OR STATES FROM WHICH THE FACILITY ACCEPTS

      REFUSE.___________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

6. DOES THE DISPOSAL FACILITY HAVE A HOST COMMUNITY AGREEMENT THAT AUTHORIZES IT TO ACCEPT OUT-OF-STATE WASTE? _______ IF YOUR RESPONSE IS "YES", SET FORTH THE NAME OF THE COMMUNITY WITH WHICH THE FACILITY HAS A HOST COMMUNITY AGREEMENT, THE TERM OF THE AGREEMENT (INCLUDING THE DATE UPON WHICH THE AGREEMENT COMMENCED, AND THE DATE UPON WHICH IT TERMINATES), THE PROVISIONS OF THE AGREEMENT WHICH AUTHORIZE THE FACILITY TO ACCEPT OUT-OF-STATE WASTE AND

      ATTACH A COPY THEREOF, AND THE NAME, TITLE, ADDRESS AND TELEPHONE NUMBER OF A REPRESENTATIVE OF THE HOST COMMUNITY

      WHO MAY BE CONTACTED TO VERIFY THIS INFORMATION.__________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

7. IF THE DISPOSAL FACILITY DOES NOT HAVE A HOST COMMUNITY AGREEMENT, SET FORTH THE NAME(S) OF THE PERMIT OR LICENSE THAT AUTHORIZES IT TO ACCEPT OUT-OF-STATE WASTE FOR DISPOSAL. YOUR RESPONSE SHOULD SET FORTH THE NAME OF THE REGULATORY AGENCY WHICH ISSUED THE PERMIT OR LICENSE, THE TERM OF THE PERMIT OR LICENSE (I.E., THE DATE ON WHICH THE PERMIT OR LICENSE COMMENCED, AND THE DATE UPON WHICH THE PERMIT OR LICENSE ENDS), CITE THE PROVISIONS OF THE PERMIT OR LICENSE THAT AUTHORIZE THE FACILITY TO ACCEPT OUT-OF-STATE WASTE AND ATTACH A COPY THEREOF, AND THE NAME, TITLE, ADDRESS AND TELEPHONE NUMBER OF A REPRESENTATIVE OF THE REGULATORY AGENCY THAT ISSUED THE PERMIT OR LICENSE WHO MAY

      BE CONTACTED TO VERIFY THIS INFORMATION.__________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

8. IF IN ADDITION TO A HOST COMMUNITY AGREEMENT, THE DISPOSAL FACILITY ALSO POSSESSES A PERMIT OR LICENSE THAT AUTHORIZES IT TO ACCEPT OUT-OF-STATE WASTE FOR DISPOSAL THE BIDDER SHOULD SET FORTH THE NAME OF THE REGULATORY AGENCY WHICH ISSUED THE PERMIT OR LICENSE, THE TERM OF THE PERMIT OR LICENSE (I.E., THE DATE ON WHICH THE PERMIT-OR LICENSE COMMENCED, AND THE DATE UPON WHICH THE PERMIT OR LICENSE ENDS), CITE THE PROVISIONS OF THE PERMIT OR LICENSE THAT AUTHORIZE THE FACILITY TO ACCEPT OUT-OF-STATE WASTE AND ATTACH A COPY THEREOF, AND THE NAME, TITLE, ADDRESS AND TELEPHONE NUMBER OF A REPRESENTATIVE OF THE REGULATORY AGENCY THAT ISSUED THE PERMIT OR LICENSE WHO MAY

      BE CONTACTED TO VERIFY THIS INFORMATION.__________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

9. IN THE EVENT THAT THE BIDDER IS AWARDED A CONTRACT FOR ALL OF THE TONNAGE THAT IT HAS OFFERED TO ACCEPT, WILL THE DISPOSAL FACILITY BE REQUIRED TO SECURE ANY MODIFICATIONS TO

      ANY OF ITS OPERATING PERMITS OR LICENSES, OR TO ITS HOST

      COMMUNITY AGREEMENT?______________________________________________________
      IF YOUR RESPONSE IS "YES", PLEASE SET FORTH THE MODIFICATIONS TO EACH PERMIT OR LICENSE, OR THE HOST COMMUNITY AGREEMENT THAT THE DISPOSAL FACILITY WILL BE

      TO SECURE.________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

      __________________________________________________________________________

Dated at________________________________________________________________________

this ___________________ day of ________________ 19_____________________________


                                          --------------------------------------
                                                      Name of Bidder

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                 FORM OF AFFIDAVIT WHERE BIDDER IS AN INDIVIDUAL

State of____________________________)
                                        ss.:
County of___________________________)

__________________________, being duly sworn, says: I am the person described in and who executed the foregoing bid. I have knowledge of the several matters therein stated and they are in all respects true.

                                                   -----------------------------
                                                        Signature of Bidder

Sworn to before me this ___________ day

of ______________ 19____________


                 -----------------------------------------
                 Notary Public or Commissioner of Deeds
                 County Clerk's No.
                 Date Commission Expires

        FORM OF AFFIDAVIT WHERE BIDDER IS A PARTNERSHIP OR JOINT VENTURE

State of____________________________)
                                        ss.:
County of___________________________)


_____________________________, being duly sworn, says: I am a member of
____________________________________ the partnership or joint venture described in and which executed the foregoing bid. I subscribed the name of the said partnership or joint venture thereto on behalf of the partnership or joint venture; I have knowledge of the several matters therein stated and they are in all respects true.


                                    --------------------------------------------
                                    Signature of Partner of Joint Venture Member

Sworn to before me this ___________ day

of ______________ 19____________


                 -----------------------------------------
                 Notary Public or Commissioner of Deeds
                 County Clerk's No.
                 Date Commission Expires

                 FORM OF AFFIDAVIT WHERE BIDDER IS A CORPORATION

State of____________________________)
                                        ss.:
County of___________________________)


________________________________________________, being duly sworn, says:

I am the ____________________________________________________ of the above named corporation in whose name is subscribed to and which executed the foregoing bid. I reside at ____________________________________________________________________

I have knowledge of the several matters stated therein and they are in all respects true. The corporate seal which appears herein has been affixed by order of the Board of Directors of said Corporation.


                             ---------------------------------------------------
                             (Signature of Corporate Officer Who Signed the Bid)


Sworn to before me this ___________ day

of ______________ 19____________


                 -----------------------------------------
                 Notary Public or Commissioner of Deeds
                 County Clerk's No.
                 Date Commission Expires

                                   EXHIBIT "A"

                                                                                                            %
                                                                                                            Contract
                                                                                                            Time
Project            Name and Address (including the                               Original                   Elapsed   % Work
Identification     Name and Telephone Nos. of                                    Scheduled     Actual       as of     Completed
and Name of        Contract Manager) of              Contract                    Completion    Completion   This      as of This
Contract           Organization Awarding Contract    Amount        Date Started  Date          Date         Date      Date
------------------ --------------------------------- ------------- ------------- ------------- ------------ --------- ------------

                   If % of         If Not
                   Elapsed Time    Completed By
                   Exceeds the %   Original
                   of Work         Scheduled
Project            Completed,      Completion
Identification     Give            Date, Give
and Name of        Reason(s)       Reason(s)
Contract           Therefor        Therefor
------------------ -------------- ---------------


                Please Use Additional Sheets, If They Are Needed

                                   EXHIBIT "B"

                                                                                                            %
                                                                                                            Contract
                                                                                                            Time
Project            Name and Address (including the                               Original                   Elapsed   % Work
Identification     Name and Telephone Nos. of                                    Scheduled     Actual       as of     Completed
and Name of        Contract Manager) of              Contract                    Completion    Completion   This      as of This
Contract           Organization Awarding Contract    Amount        Date Started  Date          Date         Date      Date
------------------ --------------------------------- ------------- ------------- ------------- ------------ --------- ------------

                   If % of         If Not
                   Elapsed Time    Completed By
                   Exceeds the %   Original
                   of Work         Scheduled
Project            Completed,      Completion
Identification     Give            Date, Give
and Name of        Reason(s)       Reason(s)
Contract           Therefor        Therefor
------------------ -------------   -------------


                Please Use Additional Sheets, If They Are Needed

                                   EXHIBIT "A"

                                                                                                            %
                                                                                                            Contract
                                                                                                            Time
Project            Name and Address (including the                               Original                   Elapsed   % Work
Identification     Name and Telephone Nos. of                                    Scheduled     Actual       as of     Completed
and Name of        Contract Manager) of Government   Contract                    Completion    Completion   This      as of This
Contract           Agency                            Amount       Date Started   Date          Date         Date      Date
-----------------  --------------------------------  ------------ -------------  ------------  ------------ --------- ------------

                   If % of         If Not
                   Elapsed Time    Completed By
                   Exceeds the %   Original
                   of Work         Scheduled
Project            Completed,      Completion
Identification     Give            Date, Give
and Name of        Reason(s)       Reason(s)
Contract           Therefor        Therefor
------------------ --------------- ---------------


                Please Use Additional Sheets, If They Are Needed

                                   EXHIBIT "B"


                                                                                                            %
                                                                                                            Contract
                                                                                                            Time
Project            Name and Address (including the                               Original                   Elapsed   % Work
Identification     Name and Telephone Nos. of                                    Scheduled     Actual       as of     Completed
and Name of        Contract Manager) of              Contract                    Completion    Completion   This      as of This
Contract           Organization Awarding Contract    Amount        Date Started  Date          Date         Date      Date
------------------ --------------------------------- ------------- ------------- ------------- ------------ --------- ------------

                   If % of         If Not
                   Elapsed Time    Completed By
                   Exceeds the %   Original
                   of Work         Scheduled
Project            Completed,      Completion
Identification     Give            Date, Give
and Name of        Reason(s)       Reason(s)
Contract           Therefor        Therefor
------------------ --------------- ---------------


                Please Use Additional Sheets, If They Are Needed

                                  CONTRACTOR'S
                                EMPLOYMENT REPORT
                             FOR SERVICE AND SUPPLY
                                    CONTRACTS

                         (REQUIRED WHEN THE CONTRACT IS
                        $50,000 OR GREATER AND THE BIDDER
                           EMPLOYS 50 OR MORE PEOPLE)

                              THE CITY OF NEW YORK
                         DEPARTMENT OF BUSINESS SERVICES
                           DIVISION OF LABOR SERVICES
                            CONTRACT COMPLIANCE UNIT
                         110 WILLIAM STREET - 2nd Floor
                               NEW YORK, NY 10038

                     INSTRUCTIONS FOR THE SUPPLY AND SERVICE
                         CONTRACTOR'S EMPLOYMENT REPORT

                                    CONTENTS:

SECTION                                                                                                  PAGES
I.     Who must file a complete Employment Report............................................................1

II.    Who must file a "Less Than 50 Employees Certificate" L.T. 50..........................................1

III.   For which facility must an Employment Report be filed.................................................1

IV.    who must file the "Less Than 150 Employees Certificate". L.T. 150.....................................2

V.     Where to file.........................................................................................2

VI.    Who reviews the Employment Report.....................................................................3

VII.   What comprises the Division of Labor Services (DLS) Review Process....................................3

VIII.  Who must sign the Employment Report. the "Less Than 150 Employees
       Certificate or the "Less Than 50 Employees Certificate"...............................................3

IX.    How to complete the Supply and Services Employment Report.............................................4

       A.     General Information............................................................................4

       B.     Part I - Contractor/Subcontractor Information..................................................4

       C.     Part II - Documents Required...................................................................6

       D.     Part III - Employment Data Tables...........................................................8-13

              ICIP Applicant/Developer Contractor Information...............................................14

              Signature Page................................................................................15

              Sample of Completed Data Tables............................................................16-18

X.     A.     Appendix A:   Industry Codes..................................................................19

       B.     Appendix B: Broad Census Occupational Categories
              (Occupational Categories) and Detailed Listing of
              Occupational Titles and Census Codes..........................................................25

NOTE: DLS IS DEVELOPING COMPUTER CAPABILITY TO RECEIVE WORKFORCE DATA ON DISKETTE. IF YOU ARE INTERESTED IN MAKING A DISK SUBMISSION FOR PART III DATA, PLEASE CALL (212) 513-6342.

I.      WHO MUST FILE A COMPLETE EMPLOYMENT REPORT (ER)

        In accordance with Chapter 56 of the New York City Charter (Chapter 56), Executive Order No. 50 (1980) (E.O. 50), as amended, its implementing Rules (1982), the filing of a completed ER is a requirement for doing business with the City of New York if you meet all of the following conditions:

        1. you have been identified as the lowest bidder for a supply or service contract, or your proposal for supplies or services has been accepted:

        2.   the contract value exceeds 550,000; and

        3.   your firm employs a total of 50 or more people.

NOTE: IF YOU ARE A SUBCONTRACTOR (SUPPLIER OR MANUFACTURER) PERFORMING ON A SUPPLY AND SERVICE CONTRACT AND YOU MEET CONDITIONS 2 AND 3 ABOVE, YOU MUST ALSO FILE A COMPLETE ER. THE CONTRACTOR IS RESPONSIBLE FOR THE SUBMISSION OF THE ER(S) BY EACH SUBCONTRACTOR MEETING CONDITIONS 2 AND
          3. THE ER FOR THE PRIME CONTRACTOR WILL NOT BE CONSIDERED COMPLETE UNTIL DLS RECEIVES A COMPLETE AND DETAILED LISTING OF EACH SUBCONTRACTOR INVOLVED IN THE CONTRACT. COMPLETED ERS FROM EACH APPROPRIATE SUBCONTRACTOR MUST BE SUBMITTED 10 BUSINESS DAYS FOLLOWING THE AWARD OF THE CONTRACT.

II.     WHO MUST FILE A "LESS THAN 50 EMPLOYEES CERTIFICATE" (see ER, page 13)

        1. If your contract value exceeds $50,000 and your company at all of its facilities employs fewer than 50 employees, you need only submit a "Less Than 50 Employees Certificate" found on page 13 of the Employment Report.

        2. If you are a subcontractor to the prime contractor, the value of your subcontract exceeds $50,000 and your company at all of its facilities employs fewer than a total of 50 employees, you need only submit the "Less Than 50 Employees Certificate" found on page 13 of the Employment Report. DO NOT COMPLETE ANY OTHER PART OF THE EP.

III.    FOR WHICH FACILITY MUST AN ER BE FILED

        1. A separate ER will be forwarded for each facility involved in the performance of the contract. This may be headquarters or any "independently operating facility".

        2. An "independently operating facility" is headquarters or a site separate from headquarters that makes its own personnel decisions including hires, transfers, promotions and terminations. If staff employed by a facility are simply sent to a separate location to perform their work, they are still considered part of that facility and are included in one ER.

        3. Example for which ERS must be filed from separate facilities: If your firm is supplying data processing equipment that is manufactured at your Chicago, Illinois plant, sold by your sales office in East Orange, New Jersey and serviced by your maintenance center in New York City, then an ER is necessary for each of the three sites. DLS retains the right to request the submission of an ER from headquarters, if deemed appropriate.

NOTE: IF YOU HAVE ANY QUESTIONS RELATING TO WHICH FACILITY(IES) YOUR ORGANIZATION MUST COMPLETE AND SUBMIT INFORMATION, PLEASE CONTACT THE APPROPRIATE CITY AGENCY AS IDENTIFIED IN SECTION V BELOW.

IV.     WHO MUST FILE A "LESS THAN 150 EMPLOYEES CERTIFICATE" (see ER, page 14)

        1. If your contract value exceeds $50,000 and your company employs between 50 and 149 employees, only Parts I and II and the "Less Than 150 Employees Certificate" (see page 14 of the Employment Report) need be completed and submitted for each independently operating facility. DO NOT COMPLETE PART III (PAGES 11 - 13) of the ER.

        2. If your company is a subcontractor, the value of your subcontract exceeds $50,000 and your company employs between 50 and 149 employees, only Parts I and II and the "Less Than 150 Employees Certificate" (see page 14 of the Employment Report) need be completed and submitted for each independently operating facility. DO NOT COMPLETE PART III (PAGES 10 - 12) of the ER.

V.      WHERE TO FILE

        1. The ER(s) or the "Less Than 50 Employees Certificate(s)" must be returned to the city agency with which you are contracting (contracting agency), and all inquiries regarding the Instructions and/or the ER must be directed to the contracting agency, as well.

        2. DEPARTMENT OF GENERAL SERVICES/DIVISION OF MUNICIPAL SUPPLIES CONTRACTORS ONLY. If you are contracting through the Department of General Services/Division of Municipal Supplies, you will submit the ER or "Less Than 50 Employees Certificate" directly to Division of Labor Services, 110 William Street, 2ND FLOOR, New York, NY 10038. All inquiries regarding the Employment Report Instructions and/cr the ER must be directed to DLS.

NOTE: THE ORIGINAL EMPLOYMENT REPORT MUST BE SUBMITTED FOR DLS' REVIEW. HOWEVER, YOU SHOULD KEEP COPIES OF ALL MATERIALS AND DOCUMENTS SUBMITTED FOR EASY REFERENCE DURING AND AFTER THE REVIEW.

VI.     WHO REVIEWS THE EMPLOYMENT REPORT

        The contracting agency and/or DLS reviews the ER for completeness. If any portion is incomplete you will be notified.

        Upon receipt of a completed ER, it is reviewed by DLS to ensure that your firm or organization is in compliance with the City's equal employment opportunity requirements.

VII.    WHAT COMPRISES THE DIVISION OF LABOR SERVICES' REVIEW PROCESS

        In accordance with E.O. 50, upon receipt by DLS of a completed ER; DLS conducts a review of the contractor's current employment policies, practices and procedures, as well as a statistical analysis of the workforce, if necessary. The process is as follows:

        1. Within five (5) business days DLS will review the ER for completeness and accuracy. If any information is omitted or incorrect, or if necessary documents are not submitted, the submission shall be deemed incomplete and DLS will inform the contractor. The substantive compliance review does not commence until the submission is complete. An incomplete submission will delay the review process and may preclude or interrupt the contract approval.

        2. I, the ER submission a complete the compliance review will proceed, resulting in one of the following:

             a)   A Certificate of Compliance, valid for 24 months;
             b) A Conditional Certificate of Compliance, valid for 3 months contingent upon conditions being satisfied;
             c) An Administrative Certificate of Compliance, valid for 24 months;
             d) Conditional Administrative Certificate of Compliance, valid for 3 months, if conditions are satisfied;
             e)   Recertification Certificate valid for 24 months;
             f) Continued Compliance Certificate, good for the instant contract if a Certificate of Compliance has been issued; or
             g) A Compliance Review Analysis Report. (If the analysis yields a finding of underutilization of minorities and/or women resulting from policies or procedures that may have a discriminatory effect, or other employment policies or practices mitigating against equal employment opportunity, the contractor will be asked to attend a conference to present a legal and/or factual explanation, or to develop an Employment Program. Any firm or organization making good faith efforts to take necessary corrective actions to change policies found to have a disparate effect on women and minorities nay be issued a Conditional Certificate of Compliance.)

VIII. WHO MUST SIGN THE EMPLOYMENT REPORT, THE "LESS THAN 150 EMPLOYEES CERTIFICATE" OR THE "LESS THAN 50 EMPLOYEES CERTIFICATE"

        The signatory of these and all other documents submitted to DLS must be an official, of the firm, authorized to enter into binding legal agreements.

NOTE:     DLS WILL ONLY ACCEPT ORIGINAL SIGNATURES COPIES WILL BE REJECTED.

IX.     HOW TO COMPLETE THE EMPLOYMENT REPORT

A.      GENERAL INFORMATION.

        1. Check the appropriate the contractual relationship (a or b) you will have with the City as a result of this contract. If you are a subcontractor, you must state the name of the contractor for whom you are providing the goods, services, etc.

        2. Identify the facility represented by the information submitted in this Employment Report.

        3.   You must provide your Employer Identification or Tax Number.

        4.   You must indicate the number of employees at this facility.

        5. You must check the entry corresponding with the description of your firm's ownership.

        6.   Identify your fires industry code (see Appendix A)

NOTE: READ BEFORE COMPLETING B. PART I

        You may complete and submit only Part I, if any of the three (3) following conditions apply to your organization.

        1.   You Have Prior Approval From DLS

             You have a valid Certificate of Compliance, Conditional Certificate of Compliance, Administrative Certificate of Approval or Conditional Administrative Certificate of Approval, issued by DLS within the past 24 months for the facility(ies) performing on this contract. If so, complete only Part I and the required attachments. (See Question 9a. of the ER).

        2.   You Have Previously Submitted a Complete ER for this Facility

             You have previously submitted an ER on this same facility for a different contract for which you have not yet received compliance approval. If so, complete only Part I and the required attachments. (See Question 9b. of the ER).

        3.   You Have Prior Approval From OFCCP

             The facilit(ies) involved in the performance of this contract has within the past 12 months undergone an audit and received approval by the U.S. Department of Labor, Office of Federal Contract Compliance Programs ("OFCCP") and is in compliance with all other requirements of E.O. 50 and its implementing Rules. If so, complete only Part I and submit the required attachments. (See Question 10 of the ER).

B.      PART I - CONTRACTOR/SUBCONTRACTOR INFORMATION

        1.   State the name of your organization.

        2. State the full address of the facility at which this ER was completed.

        3. Identify the Chief Operating Officer of the organization (not necessarily the facility). Please provide a telephone number.

        4. Please provide the name of the person who can explain the information submitted in this report, or respond to questions raised in connection with the review of this report. Provided the telephone number at which this person can be reached. If this person is located at an address different from the facility for which this report is being submitted, provide the address where they can receive correspondence directly. If available, include fax number.

        5. Explain the nature of the good(s) and/or service(s) being provided under this contract. (See page 2 of the ER)

        6a. Identify the Agency with which you have the contract to provide the good(s) and/or service(s). If the Department of General Services/Division of Municipal Supplies (DMS) is contracting with your organization on behalf of a user agency (e.g. Department of Sanitation), please indicate that DMS is the contracting agency.

        b.   Identify the contract value.

        c. Identify the term or duration of the contract. If no terms or expiration date is indicated in the contract, please indicate your projected performance completion date.

        7. List the names and addresses of all of your firm's facilities which are performing work on this contract. For example, a computer organization might have a sales office in Newark, New Jersey which negotiated and/or submitted a contract proposal, manufacturing facilities in Tetersboro, New Jersey and Schaumberg, Illinois which produced the equipment; and a facility in New York City providing systems analysts, programmers and technicians to develop, install and maintain the system. Since all four (4) facilities are involved in performing the contract, all four (4) are operating facilities, and they must be identified. If a facility's employment policies, procedures and employment action determinations are made at a different facility or headquarters, that facility must be identified as well. If you are uncertain whether a particular facility should be included, refer to Section III, page 1 of these instructions and/or call DLS at (212) 618-8836 or 513-6342.

IF YOU FAIL TO IDENTIFY ALL OF THE OPERATING FACILITIES, THE OMISSION WILL RENDER THE EMPLOYMENT REPORT SUBMISSION INCOMPLETE. INCOMPLETENESS WILL INTERRUPT AND DELAY THE COMPLIANCE REVIEW IN PROGRESS.

AN ER, COMPLETED PURSUANT TO THESE INSTRUCTIONS, MUST BE SUBMITTED FOR EACH OF THE FACILITIES LISTED ABOVE IN QUESTION 7.

        8. IMPORTANT. All subcontractors with subcontracts in excess of $50.000 must be identified by name and address. As a selected proposed contractor you must ensure that each of you subcontractors obtain an Employment Report as soon as possible after your organization is selected to performance the City contract.

        9a. This question refers to your firms particular facility locations which have been reviewed and certified within the past 24 months. If the operating facilities in the current proposed contracts include any location(s) different from those reviewed and certified in the past 24 months, ERs must be submitted for these facilities. (See Instructions Sections III and IV).

        9b. If ALL of the facilities involved in this proposed contract of the ER being reviewed by DLS, then you may complete and submit only
             Part I the ER for each operating facility. Be certain to identify the date on which you submitted the completed ER(s), the name of the City contracting agency with which the contract was made, and the name and telephone number of the person to whom the ER was submitted.

        10. Was an Approval issued in the last 24 months pursuant to an OFCCP Audit of the facility for which this ER is being submitted? When answering this question, be careful to consider only those locations which the OFCCP actually audited. DLS will not consider OFCCP approvals and certifications for facility locations which were not actually audited.

             a.   Identify the reviewing OFCCP office by its name and address;

             b. Was an unconditional certificate of compliance issued within the past 24 months by the OFCCP? If yes, attach a copy of the certificate in lieu of completing Employment Report Parts II and III.

             c. Provide a copy of all stated OFCCP findings. Include copies of all corrective actions and documentation of their performance.

IF YOU ARE SUBMITTING ONLY PART I OF THE ER, YOU MUST SUBMIT A COPY OF THE FIRM'S EEO STATEMENT AS IT IS PRESENTED IN THE COMPANY PUBLICATIONS/POSTED ON BULLETIN BOARDS.

If you are only required to complete Employment Report Part I, TURN TO PAGE 8 of the Employment Report and sign and notarize the Employment Report. Then submit to the appropriate contracting agency. (See Section V, page 2)

C.      PART II - DOCUMENTS PROVIDED

Questions
11a.- 3. You must respond to the questions as to whether or not your firm has documents reflecting written policies benefits and procedures. If so, then you must identify BY NAME each document in which the policy(ies) procedure(s) or benefit(s) is located and submit copies of each document.

             IF YOUR FIRM FOLLOWS UNWRITTEN PRACTICES OR PROCEDURES, THEN YOU MUST EXPLAIN IN WRITING HOW THEY OPERATE.

REMEMBER TO LABEL ALL DOCUMENTS WITH THE QUESTION NUMBER FOR WHICH THEY ARE SUBMITTED

Questions
12a. and b.  There are two parts to this question. Part (a) concerns the manner/method by which you comply with the requirements of the Immigration Reform and Control Act of 1986 (IRCA). Part (b) inquires into where and how I-9 Forms are maintained and stored.

Questions
13a. and b.  There are two parts to this question. Part (a) concerns the  firm's requirement that an applicant or employee be subjected to a medical examination at any given time. Part (b) requires the submission of medical information questionnaires used by the firm.

Questions
14a. and b.  There are two. parts to this question. Part (a) asks you to indicate the existence and location of all statements of your firm's Equal Employment opportunity policy and to attach a copy of each statement. Part (b) asks you to submit your current Affirmative Action Plan(s).

Questions
15a. and b.  There are two parts to this question. If your firm or collective bargaining agreement has an internal grievance procedure, part (a) asks you to indicate this and submit a copy of the policy and procedure. If unwritten, part (b) asks you to explain its nature and operation. Explain how you're your firm's procedure addresses EEO complaints.

Question 16. If your employees have used an internal grievance procedure in the last three (3) years, please submit an explanation in the format indicated below:

Number the                                                               Investigation
Complaint(s)             Nature of the          Position(s) of           Conducted              Current Status/
(e.g., 1, 2, 3 . . .)    Complaint(s)           Complainant(s)           Yes/No, Type           Disposition
---------------------    ------------           --------------           ------------           -----------


Question 17. Indicate whether in the past three (3) years complaints have been filed with a court of law of administrative agency, naming your fire as a defendant (or respondent) in a complaint alleging violation of any anti-discrimination or affirmative action laws. If yes, develop and submit a LOG to snow, for each administrative/and or judicial action filed, the following information:

                         Administrative                                                          If not pending, the
Names of                 agency or court in         Nature of the           Current              Complaint's
Complainant(s)           Which Action was Filed     Complaint(s)            Status               Disposition
--------------           ----------------------     ------------            ------               -----------


Question 18. Identify each job for which a physical qualification exists.
             Identify and explain the physical qualification(s) for each stated job. Submit job descriptions for each job and the reasons for the qualifications.

Question 19. Identify each job for which there exists any qualification related to age, race, color, national origin, sex, creed, disability, marital status, sexual orientation or citizenship status. Identify and explain the specific related qualification for each job stated. Submit job descriptions for each job and the reasons for the qualifications.

Question 20. If the condition is apply, check the appropriate boxes.

Question 21. Please indicate the relevant geographic recruitment or labor market area(s) (i.e. nation, specific county or specific metropolitan, statistical area) for each job category employed at this facility.

D.      PART III: ENVIRONMENT DATA TABLES INCLUDE:

        FORM A.        JOB CLASSIFICATION AND INCUMBENTS FORM (SEE ER, PAGE 11)

        FORM B. NEW HIRES FORM/TRACKING EMPLOYEES HIRED OVER THE LAST THREE YEARS (SEE ER, PACE 11)

        FORM C. TERMINATIONS FORM: EMPLOYMENT TERMINATIONS OVER THE LAST THREE YEARS (SEE ER, PAGE 12)

NOTE: IDENTIFY THE FIRM AND FACILITY LOCATION AT THE TOP RIGHT CORNER OF EACH WORKFORCE DATA TABLE PAGE. THESE SHEETS ARE SEPARATED FROM THE OTHER EMPLOYMENT REPORT MATERIALS FOR PURPOSES OF COMPUTER PROCESSING.

FORM A.      JOB CLASSIFICATION AND INCUMBENTS REPORT

FILL OUT THIS FORM AS FOLLOWS:  (SEE PAGE 10 OF THE ER)

1.      OCCUPATION CATEGORY

        (a) This form requires that you list and classify each company job title which exists in the reporter facility.

        (b) In selecting the appropriate occupational category for each job title please note that the occupational categories listed in abbreviated form at the upper right corner reflect the eleven (11) occupational categories utilized in the 1990 Census. These occupational categories are listed in Appendix B (page 25) and appear as italicized headings within the parenthesis above each group of occupational titles listed in Appendix B (page 25). Be sure you are using the correct occupational category when selecting the category in Appendix B that most closely corresponds to your company job titles. FOR PURPOSES OF THIS REPORT PLEASE USE ONLY THE NINE CATEGORIES LISTED ON FORM A.

        (c) Before you fill out Form A, please circle the occupational category at the top of the page in order to identify the job titles being reported on the page. Remember, if you circle "professional" the page should reflect only those titles classified as professionals.

        (d) You must use separate pages of Form A for each occupational category. You should photocopy as many forms as you need to report all of the titles.

        (e) You must indicate the name and location of the reported facility in the upper right hand corner of Form A.

        COLUMN 1 - COMPANY JOB TITLE

        1. List all job titles which fall within the category circled. (These are titles, NOT census codes, occupational categories or specific people)

NOTE: IF YOU HAVE AN UNUSUAL COMPANY JOB TITLE WHICH YOU ARE UNABLE TO PLACE WITHIN AN OCCUPATIONAL CATEGORY, PLEASE FILL OUT THE JOB DESCRIPTION FORM (EMPLOYMENT REPORT, PAGE 15) AND DLS WILL CLASSIFY THAT TITLE FOR YOU.

        2. If, within the past three years, employees were hired into or terminated from a job title which is no longer utilized by your firm, the job title must be reported and job grouped in columns 1 and 3.

        COLUMN 2 - COMPANY JOB NUMBER

        1. Assign a job number to each company job title listed in column 1. If your company does not use numbers to identify job titles, then simply assign a number to each job title. COMPANY JOB NUMBERS MUST BE JOB TITLE DISTINCT AND EACH JOB NUMBER CAN BE USED ONLY ONCE. EACH JOB TITLE MUST BE ASSIGNED T0 ONE AND ONLY ONE JOB NUMBER.

        2. Job numbers must have at least one digit and no more than 7 digits or spaces. You may use numbers, letters, dashes or slashes.

        3. These numbers will be used again in columns 5 and 8 of the New Hires Form and column 6 of the Terminations Form.

        COLUMN 3 - CENSUS CODES

        1. Refer to the occupational titles in Appendix B (page 26 of these Instructions). Find the occupational title which most closely matches the job function of the title in column 1, then list the corresponding census code.

        2. Where applicable, the same census code may be assigned to different job titles. For example, the job titles senior accountant and junior accountant may both be assigned census code 023 (accountants and auditors).

NOTE: IF YOU ARE UNABLE TO FIND A SUITABLE CENSUS CODE MATCH TO ONE OR MORE OF YOUR COMPANY JOB TITLES, FILL IN THE JOB DESCRIPTION FORM (ER, PAGE 15) AND DLS WILL MATCH IT TO A CENSUS CODE.

        COLUMN 4 - JOB GROUPS (COLUMN 4 IS DIVIDED INTO FIVE SUB-COLUMNS.)

        1. JOB GROUPS are rankings of job titles within occupational categories -- each group should contain jobs with similar content (i.e., duties and responsibilities, pay rate and employment opportunity).

        2. Look at each of the job titles (column 1) that fall within the same occupational categories (Column 3) and rank the job titles (i.e., rank all managerial titles against one another, then clerical titles against one another, then the professional titles against one another, and so on).

        3. Within each occupational category, job group 1 is the job group containing the job titles with the highest wage rates, best opportunities and most responsibility. The next highest level of job titles are similarly checked off in job group 2 and so on.

        4. If two job titles have similar pay rate, opportunity and responsibility, they may be checked off in the same job group. But you may not skip a job group within an occupational category: THE RANKINGS IN EACH OCCUPATIONAL CATEGORY MUST BEGIN WITH JOB GROUP 1, THEN JOB GROUP 2, THEN JOB GROUP 3 AND SO ON. (It is not necessary to reach Job Group 5, and in fact most small and medium-sized organizations do not).

NOTE: UNDER LIMITED CIRCUMSTANCES, DLS WILL ALLOW MORE THAN FIVE JOB GROUPS TO BE ESTABLISHED IN AN OCCUPATIONAL CATEGORY, BUT IN NO INSTANCE WILL MORE THAN TEN JOB GROUPS BE ALLOWED. IF YOU BELIEVE THAT MORE THAN FIVE JOB GROUPS IN ANY OCCUPATIONAL CATEGORY IS ABSOLUTELY NECESSARY, YOU MAY CALL DLS AND ASK FOR THE TECHNICAL ASSISTANCE UNIT AT
          (212)513-6342 or 618-8836.

        COLUMNS 5 - 15:(INCUMBENTS)

        1. In Column 5, record the total number of your current employees by job title.

        2. In Columns 6-15, distribute by sex and minority status (see below) the total number of incumbents in each job title. Add the totals in column 5 for the entire occupational category (e.g., Managers) and place the resulting number in the box at the top left hand corner of the page. If there are no incumbents in an occupational category, you must report zero (0).

        3. "Minority," "Minorities," or "Minority Group" means: Black, Hispanic (non-European), Asian, and Native American (American Indian, Eskimo, Aleut)

             These groups are defined as follows:
             BLACK: DESCENDED FROM ANY OF THE BLACK AFRICAN RACIAL GROUPS AND NOT OF SPANISH ORIGIN;

             HISPANIC: OF MEXICAN, PUERTO RICAN, CUBAN, DOMINICAN, CENTRAL OR SOUTH AMERICAN SPANISH ORIGIN OR CULTURE REGARDLESS OF RACE;

             ASIAN OR PACIFIC ISLANDER: DESCENDED FROM ANY OF THE ORIGINAL PEOPLES OF THE FAR EAST, SOUTHEAST ASIA, THE INDIAN SUBCONTINENT, OR THE PACIFIC ISLANDS;

             NATIVE AMERICAN, ALASKAN NATIVE: DESCENDED FROM ANY OF THE ORIGINAL PEOPLES OF NORTH AMERICA OR ALASKA AND MAINTAINING IDENTIFIABLE TRIBAL AFFILIATION THROUGH MEMBERSHIP AND PARTICIPATION OR COMMUNITY RECOGNITION.

        4. The incumbents reported should reflect a snapshot of your workforce as of the date your Employment Report was completed.

FORM B.      NEW HIRES FORM/TRACKING EMPLOYEES HIRED OVER THE LAST THREE YEARS

FILL OUT THIS FORM AS FOLLOWS:  (SEE PAGE 11 OF ER)

        1. The New Hires Form calls for information concerning only those employees hired over the last three years, INCLUDING THOSE WHO ARE NO LONGER WITH YOUR FIRM.

        2. If any required information is unavailable, please contact the city agency with which you are contracting (contracting agency). If you are contracting through the Department of General Services/Division of Municipal Supplies, you must contact the Division of Labor Services directly.

        COLUMN 1 - SOCIAL SECURITY NO. OR EMPLOYEE ID NO.

        1. Write the social security number or employee ID number of all employees hired. Each permanent ID number must be employee specific.

        COLUMNS 2-3:  SEX AND RACE/ETHIC CODE

        1. Using the codes at the bottom of the form, fill in the sex and race of each employee listed in column 1.

        2. "Minority," "Minorities, " or "Minority Group" means: Black, Hispanic (non-European), Asian, and Native American (American Indian, Eskimo, Aleut). These groups are defined on page 10 of these Instructions.

        COLUMN 4 - YEAR OF HIRE

        1. Enter year of hire for each employee hired within the past three years.

        2. If there are no "new hires" for one or more of the past three years, please indicate this at the certification, box located below the legends.

        COLUMN 5 - COMPANY JOB NUMBER AT HIRE

        1 List the company job number (Form A, Column 2) for the title in which the employee was hired.

        2 All company job numbers utilized on this form must be reported on Form A, even if the job title that the job number represents no longer exists.

NOTE: IF A COMPANY NUMBER IS LISTED AS A THREE DIGIT NUMBER ON THE JOB CLASSIFICATION AND INCUMBENTS FORM (i.e. 006), THAT PRECISE THREE DIGIT NUMBER MUST BE UTILIZED IN THIS COLUMN AND IN COLUMN 8. DO NOT SUBSTITUTE 6 FOR 006.

        COLUMN 6 - MATCHING CENSUS CODE

        1. Refer to the census codes which were assigned to the lob titles on Form A. List the census code assigned to the company job title into which the employee was hired.

        2. When the same company job number is listed more than once in column 5, the same census code must be assigned each tine that company job number is reported.

        3. Where applicable, the same census code may be assigned to different company job numbers. For example, job titles senior accountant and junior accountant may both be assigned detailed census code C23 (accountants and auditors).

        4. If you are unable to find a suitable census code match for one or more of your company job titles, fill in the Job Description Form in the Employment Report, (page 15) and DLS will match it to a census code.

        COLUMN 7 - WEEKLY SALARY AT HIRE

        1. Report the weekly salary of each employee listed at hire. If not weekly, salaries must still be listed in a uniform manner (i.e., monthly salaries instead of weekly).

        COLUMN 8 - CURRENT COMPANY JOB NUMBER

        1. Enter the current company job number of each employee listed. This may or may not be a change from column 5, depending on whether there was a change in job title (promotion, transfer, demotion) for the employee.

        2. If any employee listed as a new hire is no longer with your firm, place an "I" in this column if the employee was discharged or laid off, a "V" if the employee resigned, an "R" if the employee retired and a "D" if the employee is deceased.

NOTE: REMEMBER THAT ALL COMPANY JOB NUMBERS UTILIZED ON THIS FORM MUST HAVE BEEN REPORTED ON FORM A.

        COLUMN 9 - WEEKLY CURRENT SALARY

        1. Enter the current salary of each employee listed. This may or may not be a change from column 7. This salary must be reported in the same uniform manner (i.e. weekly, monthly) as column 7.

        2. If any employee listed is no longer with your firm,. place an "I", "V", AR", or a "D" in this column as appropriate.

FORM C.      TERMINATIONS FORM/EMPLOYMENT TERMINATIONS OVER THE LAST THREE YEARS

FILL OUT THIS FORM AS FOLLOWS: (SEE PAGE 12 OF THE ER)

1. The Terminations Form calls for information concerning only those employees whose employment terminated over the last three years. If no termination occurred in any of the past three years, indicate this fact in the certification box.

        2. If any required information is unavailable, please contact the city agency with which you are contracting (contracting agency). If you are contracting through the Department of General Services/Division of Municipal Supplies, you must contact the Division of Labor Services directly.

        COLUMN 1: SOCIAL SECURITY NO. OR EMPLOYEE ID NO.

        1. Write the social security number or other permanent employee ID number for each employee listed. Each permanent ID number utilized must be employee specific. Please be sure that all employees listed on the "New Hires Form" as terminated (with a "V", "R". "I" or "D" in columns 8 and 9) are consistently reported on this Form.

        COLUMNS 2-3:  SEX AND RACE/ETHNIC CODE

        1. Using the codes at the bottom of the form fill in the sex and race of each employee listed in column 1.

        2. "Minority, " "Minorities, " or "Minority Group" means: Black, Hispanic non-European), Asian, and Native American (American Indian, Eskimo, Aleut). These groups are defined on page 10 of these Instructions.

        COLUMN 4:     AGE AT TERMINATION

        1. Indicate the age of each employee listed. PLEASE DO NOT GIVE BIRTHDATES.

        COLUMN 5:     YEAR OF HIRE

        1. If any employee listed on this form was rehired, enter the year of last hire.

        COLUMN 6:     LAST COMPANY JOB NUMBER

        1. Enter the last company on number assigned to terminees (this number must be from the job numbers assigned on Form A, column 2). Remember that all company job numbers utilized on this form must be reported on the Form A, even if the title and number no longer exist.

        COLUMN 7:     YEAR OF TERMINATION

        1.   Indicate the year of employee's termination.

        COLUMN 8:     TYPE OF TERMINATION

        1. Indicate the type of termination by placing an "I" in this column if the employee was discharged or laid off, a "V" if the employee resigned, an "R" if the employees retired or a "D" if the employee is deceased.

NOTE: REMEMBER THAT ALL COMPANY JOB NUMBERS UTILIZED ON THIS FORM MUST HAVE BEEN REPORTED ON FORM A.

                    Instruction for Completing Questions for
                ICIP Applicant /Developer Contractor information.

(a, b)    State the lot and block number for this project.

(cl State the address of the project and a trade-specific description of the work to be performed.

(d)       State the borough in which this work is being performed.

(e) State the preliminary application number issued by the Department of Finance.

(f) State the organizational or corporate name of the applicant of this tax abatement.

(g) State the address for the headquarters of the organization, listed in (f).

(h, i) State the name, title and telephone number of the person to contact at the organization listed in (f).

(j) State your corporation or organizations employer identification or social security number used for tax purposes.

(k) State the name of any organization or corporate entity with which your organization has contracted a consultant on this project.

(1) State the cost of this construction project as estimated on the preliminary application form.

(m)       State the commencement date for this entire project.

(n)       State the completion date for this entire project.

(o) Indicate whether your organization or corporate entity has contracted with a Construction Manager or general Contractor on this project. (It is possible that this protect will use both Construction Managers and General Contractors. If so, please indicate this fact. It is possible that the work on this project will be performed and/or monitored in phases. If there is more than one Construction Manager, please indicate this.

(p- s) State the organizational corporate name, address and contact person of the entity(ies) represented in response to (o). Also, indicate the proposed contract amount(s).

(t) Indicate whether subcontractors are being used on this project. If more than one subcontractor is being used, indicate the number of subcontractors IN THE BRACKET NEXT TO THE "YES" RESPONSE, HERE.

(u- x) State the organizational or corporate name, address, and contact person or the entity represented in response to (t). Also, indicate the proposed contract amount(s).

SIGNATURE PAGE (SEE PAGE 8 OF THE ER)

     The signatory to this Employment Report and all other documents submitted to DLS must be an official authorized to enter into a binding legal agreement.

THE SIGNATURE PAGE MUST BE COMPLETED IN ITS ENTIRETY AND NOTARIZED. ONLY ORIGINAL SIGNATURES WILL BE ACCEPTED.

                              THE CITY OF NEW YORK
                         DEPARTMENT OF BUSINESS SERVICES
                           DIVISION OF LABOR SERVICES
                          110 William Street, 2nd Floor
                            New York, New York 10038
                           (212) 513-6433 or 513-6323
                             Fax No. (212) 678-8899

                      SUPPLY AND SERVICE EMPLOYMENT REPORT

A.   GENERAL INFORMATION:

1.   Your contractual relationship in this contract' is:

     a.   Contractor _____ (e.g., vendor, Prime, Other)
     b.   Subcontractor _____ (e.g., Supplier, Manufacturer, Other)

2.   This ER is for Headquarters ________ Operating Facility _________

3.   Employer/Identification number: ________________

4.   Number of Employees at this facility (location): _______________

5.   This firm is a: ______ Minority Business Enterprise
                     ______ Minority/Woman Business Enterprise
                     ______ Woman-owned Business Enterprise
                     ______ Other

6.   Industry Code:  ______

B.       PART I.  CONTRACTOR/SUBCONTRACTOR INFORMATION*

1.   ___________________________________________________________________________
     Contractor/Subcontractor Name
     1a.  If subcontractor, name of prime contractor is ________________________

2.   ___________________________________________________________________________
     Facility Address

     ___________________________________________________________________________
     City         State            Zip Code                   County

3.   ___________________________________________________________________________
     Chief Operating Officer                           Telephone Number

4.   ___________________________________________________________________________
     Name of Designated Equal Opportunity              Telephone Number
     Compliance Officer (or Name of Person
     to Contact Concerning this Employment Report)

     ___________________________________________________________________________
     Address of Designated Equal Opportunity   Facsimile Number
     Compliance Officer

----------
* Industrial Commericial Incentive Program applicants or developers please see page 16 which should be completed to Part I.

                              THE CITY OF NEW YORK
                         DEPARTMENT OF BUSINESS SERVICES
                           DIVISION OF LABOR SERVICES
                            CONTRACT COMPLIANCE UNIT
                          110 William Street, 2nd Floor
                            New York, New York 10038


                               SUPPLY AND SERVICE

                                   EMPLOYMENT

                                     REPORT

                               ------------------

                                        Official Use Only

     To Be Completed By
     Contracting Agency

     ___________________________        _________________________________
                                        DLS Contractor File No.

     ___________________________        _________________________________
     Contracting Agency Name/           Check One:   Submission Type:
     Division                                        Pre-award
                                                     Post-award
                                                     Pre-certification

     ___________________________        _________________________________
     Liaison/Telephone No.

     ___________________________
     Date Transmitted

     ___________________________
     Contracting Agency

     Contract No.

     ___________________________

5.
     ___________________________________________________________________________
     Nature of Contract to be Performed

6.   (a)________________________________________________________________________
            Contracting Agency (City Agency)

     (b)________________________________    (c)_________________________________
            Contract Amount                             Term of Contract

7. List each of the firm's facilities, the addresses and the number of employees, where this contract or parts of this contract will be performed. (A facility is the headquarters or an operating location which makes its own personnel decisions. Please note that each separate location is not an independent operating facility unless hiring and termination decisions are made there).

     ___________________________________________________________________________

     ___________________________________________________________________________

8. Is any part of this contract, in an amount exceeding $50,000, to be performed by a subcontractor?
     Yes ____ No ____ Not Known At This Time ____. If yes, please list the name(s) and address(es) of the subcontractor(s), and either submit a copy of their Employment Report(s) or have them submit directly to the contracting agency. If subcontractors are unknown at this time, see the Employment Report Instructions for subcontractor submission requirements.

     ___________________________________________________________________________

     ___________________________________________________________________________

9a. Has the Division of Labor Services (DLS) within the past twenty-four (24) months reviewed an ER submission for your organization and issued a Certificate of Compliance, Administrative Certificate of Compliance, or a Recertification Certificate to your firm for the facility(ies) involved in the performance of this contract?
     Yes  _____ No _____

9b. Has DLS within the past three (3) months reviewed an ER submission for your organization and issued a Conditional Certificate of Compliance, or Conditional Administrative Certificate of Compliance.
     Yes _____ NO _____

     If yes to 9a or b, submit the following documents: ATTACH A COPY OF THE CERTIFICATE; a completed Part I of the ER; a copy of your equal employment opportunity (EEO) statement as it is presented in company publications and posted on bulletin boards; and a signed and notarized ER signature page.

NOTE: DLS WILL NOT ISSUE A CONTINUED COMPLIANCE CERTIFICATE OR RECERTIFICATION IN CONNECTION WITH THIS CONTRACT UNLESS THE REQUIRED CORRECTIVE ACTIONS IN PRIOR CONDITIONAL CERTIFICATES OF COMPLIANCE HAVE BEEN TAKEN WITHIN THREE MONTHS OF THE ISSUANCE OF SUCH DOCUMENT.

9c. Has an Employment Report already been submitted for a different contract. (not covered by this Employment Report) for which you have not yet received a compliance certificate? Yes _____ No _____ If yes, for the facility(ies) covered by the Employment Report already submitted and not yet approved, complete only Part I of the Employment Report and provide DLS with the date the Employment Report was submitted, the name of the City agency with whom the contract is made and the name and telephone number of the person to whom the Employment Report was submitted.

Date submitted: ________________________________________________________________

Agency to which submitted:______________________________________________________

Name and Title of Agency Person:________________________________________________

Telephone:______________________________________________________________________

10. Has your firm at the facility(ies) involved in the performance of this contract, in the past twenty-four (24) months, been audited by the United States Department of Labor, Office of Federal Contract Compliance Programs
     (OFCCP)?     Yes _____ No _____

     If yes,

     a.   Name and address of OFCCP office.



b. Was a Certificate of Equal Employment Compliance issued within the past twenty-four (24) months? Yes ____ No ____ If yes, ATTACH A COPY OF SUCH CERTIFICATE. NOTE: You may submit a copy of such certificate in lieu of completing Parts II & III of this Employment Report. Please sign and notarize the signature page of the ER on page 9 or it will not be accepted by DLS.

ATTACH A COPY OF YOUR EEO STATEMENT AS IT IS PRESENTED IN COMPANY PUBLICATIONS AND/OR POSTED ON BULLETIN BOARDS.
NOTE: Your firm must comply with the requirements of NEW YORK CITY CHARTER CHAPTER 56, EXECUTIVE ORDER NO. 50 (1980) and the implementing Rules. This includes the promulgation and dissemination of an EEO Statement which includes the protected groups identified by race, color, age, sex, creed, national origin, disability, marital status, sexual orientation and citizenship status as stated in Section 3(i) of E.O. 50.

     c. Were any corrective actions required or agreed to? Yes ____ No ____ If yes, ATTACH A COPY OF SUCH REQUIREMENTS OR AGREEMENTS.
          NOTE: If corrective actions were agreed to or were taken, you must submit documentation (including the letters of deficiency and the conciliation agreement) regarding these corrective measures in lieu of completing Parts II & III of this Employment Report. DLS requires the submission of all future reports concerning implementation of corrective measures and/or a completed Employment Report.

C.   PART II:  DOCUMENTS REQUIRED

THE DOCUMENTS LISTED BELOW MUST BE SUBMITTED WITH THIS EMPLOYMENT REPORT. These documents may be in the form of printed booklets, brochures, manuals, memoranda, etc. Please make certain that you submit the MOST CURRENT DOCUMENT(S), including all applicable amendments to the plans or policies.

NOTE: IF EACH FACILITY PERFORMING ON THE CONTRACT USES EXACTLY THE SAME SET OF DOCUMENTS, PLEASE INDICATE AND SUBMIT ONE COMPLETE SET. HOWEVER, IF ANY FACILITY HAS ADDITIONAL (FACILITY SPECIFIC) POLICIES AND PROCEDURES, THEN COPIES OF THESE DOCUMENTS MUST BE SUBMITTED WITH EACH RESPECTIVE EMPLOYMENT REPORT. THE OMISSION OF SUCH FACILITY SPECIFIC DOCUMENTS WILL RENDER THE EMPLOYMENT REPORT INCOMPLETE.

11. Please submit the following documents or policies. If the policy(ies) are unwritten, attach a full explanation of the practices. List and submit each document and/or unwritten practice explanation and label it according to the question to it which it corresponds (e.g. 11a, 11b, etc.)

Yes or No

_____ a) health benefit coverage/description(s) for all management, nonunion and union employees (whether company or union administered)___________
          ______________________________________________________________________

_____ b)  disability, life, other insurance coverage/description

          ______________________________________________________________________

_____ c)  employee policy/handbook _____________________________________________

_____ d)  personnel policy/manual ______________________________________________

_____ e)  supervisor's policy/manual ___________________________________________

_____ f) pension plan or 401k coverage/description for all management, nonunion and union employees (whether company or union administered)___________
          ______________________________________________________________________

_____ g)  collective bargaining agreement(s) ___________________________________

_____ h)  employment application(s) ____________________________________________

_____ i)  employee evaluation policy/form(s) ___________________________________

_____ j) Does your firm have medical and/or non-medical (i.e. education, military, personal, pregnancy, child care) leave policy?

          ______________________________________________________________________

12a. To comply with the Immigration Reform and Control Act of 1986 when AND OF
     WHOM does your firm require the completion of an I-9 Form?

     a) prior to job offer                      Yes ____ No ____
     b) after a conditional job offer           Yes ____ No ____
     c) after a job offer                       Yes ____ No ____
     d) within the first three days on the job  Yes ____ No ____
     e) to some applicants                      Yes ____ No ____
     f) to all applicants                       Yes ____ No ____
     g) to some employees                       Yes ____ No ____
     h) to all employees                        Yes ____ No ____

12b. Explain where and how completed I-9 Forms, with their supportive documentation, are maintained and made accessible._________________________

     ___________________________________________________________________________

13a. Does your firm or any of its collective bargaining agreements require job applicants to take a medical examination? Yes ____ No ____ If yes, is the medical examination given:

     1)   prior to a job offer                  Yes ____ No ____
     2)   after a conditional job offer         Yes ____ No ____
     3)   after a job offer                     Yes ____ No ____
     4)   to all applicants                     Yes ____ No ____
     5)   only to some applicants               Yes ____ No ____

     If yes, for which applicants

     ___________________________________________________________________________

13b. Attach copies of all medical examination or questionnaire forms and instructions utilized for these examinations.

14a. Do you have a written equal employment opportunity (EEO) policy? Yes ____
     No ____ If yes, list the document(s) and page number(s), etc. where these written policies are located. If the EEO Policy is contained in a document(s) other than that submitted in Part II of the Employment Report, ATTACH A COPY OF EACH DOCUMENT.

14b. Does the operating facility(ies) have a current affirmative action plan(s)
     (AAP) developed pursuant to U.S. Executive Order No. 11246 or other Federal law. Yes ____ No ____ If yes, ATTACH A COPY(IES) OF THE AAP(S) and check the appropriate box(es) indicating which protected group(s) are covered by the AAP.

     / / Minorities and women   / / Individuals   / / Other
                                with Handicaps    (specify)_____________________

15a. Does your firm or collective bargaining agreements) have an internal grievance procedure with respect to EEO complaints? Yes ____ No ____ If yes, please attach a copy of this policy.

15b. If no, ATTACH a report detailing your firm's unwritten procedure for handling EEO complaints.

16. Has any employee, within the past three years, filed a complaint pursuant to an internal grievance procedure with any official of your firm with respect to equal employment opportunity?
     Yes ____ No ____

     If the answer to question 16 is "Yes", attach an internal complaint log summarizing the nature of the complaints (e.g. allegation of failure to promote based on race, sexual harassment, etc.), positions of the complainants, whether investigations were made and dispositions, if any. You need not submit the names of the complainants (if deemed necessary, DLS may require submission of these names).

17. Has your firm, within the past three years, been named as a defendant (or respondent) in any administrative or judicial action where the complainant (plaintiff) alleged violation of any anti-discrimination or affirmative action laws? (i.e. Title VII of the 1964 Civil Rights Act; Age Discrimination in Employment Act; Rehabilitation Act of 1973; Americans with Disabilities Act of 1990; Executive Order No. 11246; Civil Rights Act of 1866 (42 U.S.C. Section1981); state or local fair employment practices laws) Yes ____ No ____

     If the answer to question 17 is "Yes" attach a log, including the name(s) of the complainant, the administrative agency or court in which the action was filed, the nature and current status or disposition. ATTACH A COPY(IES) OF ANY ORDER, CONSENT DECREE OR DECISION resulting from any action explained by this response.

18.  Are there any jobs for which there are physical qualifications?
     Yes ____ No ____ If yes, list the job(s), submit a job description and state the reason(s) for the qualification(s).

19. Are there any jobs for which there are age, race, color, national origin, sex, creed, disability, marital status, sexual orientation or citizenship status qualifications? Yes ____ No ____ If yes, list the job(s), submit a job description(s), and state the reason(s) for the qualification.

     ---------------------------------------------------------------------------

20. Please check below whether the following policies and practices apply to the job categories listed:

                                      PROMOTE                          ON-THE-
                       JOB            FROM      EXTERNAL     JOB       JOB
                       DESCRIPTION    WITHIN    HIRE         POSTING   TRAINING
                     --------------- --------- ----------- ---------- ----------
MANAGERS
--------------------------------------------------------------------------------
PROFESSIONALS
--------------------------------------------------------------------------------
TECHNICIANS
--------------------------------------------------------------------------------
SALES WORKERS
--------------------------------------------------------------------------------
CLERICALS
--------------------------------------------------------------------------------
CRAFTWORKERS
--------------------------------------------------------------------------------
OPERATIVES/ LABORERS
--------------------------------------------------------------------------------
SERVICE WORKERS
--------------------------------------------------------------------------------

21. FOR CONTRACTORS EMPLOYING 150 OR MORE EMPLOYEES: Please indicate below the relevant geographic recruitment or labor market area(s) (i.e. nation, specific county or specific metropolitan, statistical area) for each job category employed at this facility.

                                        RELEVANT GEOGRAPHIC
                                        RECRUITMENT OR LABOR MARKET AREA(S)
                                   ---------------------------------------------
MANAGERS
--------------------------------------------------------------------------------
PROFESSIONALS
--------------------------------------------------------------------------------
TECHNICIANS
--------------------------------------------------------------------------------
SALES WORKERS
--------------------------------------------------------------------------------
CLERICALS
--------------------------------------------------------------------------------
CRAFTWORKERS
--------------------------------------------------------------------------------
OPERATIVES/LABORERS
--------------------------------------------------------------------------------
SERVICE WORKERS
--------------------------------------------------------------------------------

                                 SIGNATURE PAGE

I, (print name of authorized official signing) ________________________________, hereby certify that the information submitted herewith is true and complete to the best of my knowledge and belief and submitted with the understanding that compliance with New York City's equal employment requirements, as contained in Chapter 56 of the City Charter, Executive Order No. 50 (1980), as amended, and the implementing Rules, is a contractual obligation.

--------------------------------------------------------------------------------
Contractor's Name

-----------------------------------             --------------------------------
Name of person who prepared this                            Title
Employment Report


-----------------------------------             --------------------------------
Name of official authorized to                              Title
sign on behalf of the contractor



-----------------------------------
Telephone Number

I, (print name of authorized official signing)_______________________ UNDERSTAND THAT THE WILLFUL OR FRAUDULENT FALSIFICATION OF ANY DATA OR INFORMATION SUBMITTED HEREWITH MAY RESULT IN THE TERMINATION OF ANY CONTRACT BETWEEN THE CITY AND THE BIDDER OR CONTRACTOR AND BAR THE BIDDER OR CONTRACTOR FROM PARTICIPATION IN ANY CITY CONTRACT FOR A PERIOD OF UP TO FIVE YEARS. FURTHER, SUCH FALSIFICATION MAY RESULT IN CRIMINAL PROSECUTION.

                    Sworn to before me
                    this _____ day of _________ 199__

                    ---------------------             --------------------------
                    Notary Public                     Authorized Signature, Date

THIS PAGE MUST BE COMPLETED IN ITS ENTIRETY. IT MUST BE SIGNED AND NOTARIZED. ONLY ORIGINAL SIGNATURES WILL BE ACCEPTED.

     CONFIDENTIALITY POLICY: TO THE EXTENT PERMITTED BY LAW AND CONSISTENT WITH THE PROPER DISCHARGE OF THE DIVISION OF LABOR SERVICES' RESPONSIBILITIES UNDER NYC CHARTER CHAPTER 56, EXECUTIVE ORDER NO. 50 (1980), AS AMENDED, AND THE IMPLEMENTING RULES ALL INFORMATION PROVIDED BY A CONTRACTOR TO DLS SHALL BE CONFIDENTIAL.

D.   PART III:   EMPLOYMENT DATA TABLES /SIGNATURE PAGE

PART III CONSISTS OF THE FOLLOWING:

     A.   JOB CLASSIFICATION AND INCUMBENTS FORM

     B.   NEW HIRES FORM/TRACKING OF EMPLOYEES HIRED OVER THE LAST THREE YEARS

     C.   TERMINATIONS FORM/EMPLOYMENT TERMINATIONS OVER THE LAST THREE YEARS

YOU ARE REQUIRED TO COMPLETE ALL INFORMATION - IF ANY INFORMATION IS NOT AVAILABLE YOU MUST CONTACT THE CITY AGENCY WITH WHOM YOU ARE CONTRACTING (CONTRACTING AGENCY) OR IF YOU ARE CONTRACTING THROUGH THE DEPARTMENT OF GENERAL SERVICES / DIVISION OF MUNICIPAL SUPPLIES, YOU MUST CONTACT THE DIVISION OF LABOR SERVICES DIRECTLY. SUBMIT AN EXPLANATION DETAILING WHY THIS INFORMATION IS NOT AVAILABLE.

CONTRACTORS AND SUBCONTRACTORS HAVING THE CAPABILITY TO DO SO MAY PROVIDE DLS WITH A COMPUTER DISKETTE CONTAINING THE REQUIRED INFORMATION FROM EACH OF THE THREE DATA TABLES. COMPLETE INSTRUCTIONS FOR DISK SUBMISSIONS CAN BE OBTAINED FROM DLS UPON SPECIFIC REQUEST.

PLEASE DO NOT ATTEMPT TO COMPLETE THIS SECTION WITHOUT CAREFULLY READING THE INSTRUCTIONS FOR EACH FORM INCOMPLETE OR INACCURATE DATA TABLES WILL BE RETURNED.

EACH DATA TABLE IS EXPLAINED AND ILLUSTRATED BY A SAMPLE DATA TABLE IN THE EMPLOYMENT REPORT INSTRUCTIONS.

NOTE: MAKE AS MANY COPIES OF EACH FORM AS YOU REQUIRE.

                         DEPARTMENT OF BUSINESS SERVICES
                           DIVISION OF LABOR SERVICES

                   LESS THAN FIFTY (50) EMPLOYEES CERTIFICATE

Contractor/Subcontractor:_______________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Telephone Number: (     )_______________________________________________________

Name and Title of Signatory:____________________________________________________

If Subcontractor Identify Prime Contractor:_____________________________________

Contracting Agency:_____________________________________________________________

Contract Amount:________________________________________________________________

Nature of Contract:_____________________________________________________________

Names and contact information for all subcontractors, suppliers, manufacturers or vendors performing in excess of $50,000 on this contract (if not known at this time, so state):

________________________________________________________________________________

     I, (print the name of the authorized official signing)___________________, hereby affirm that I am authorized by the above-named contractor to certify that said contractor currently employs _____ people. This affirmation is made in accordance with NYC Charter Chapter 56, Executive Order No. 50 (1980), the implementing Rules.

     I, (print the name of authorized official signing)___________________, understand that the WILLFUL OR FRAUDULENT FALSIFICATION OF ANY DATA OR INFORMATION SUBMITTED HEREWITH MAY RESULT IN THE TERMINATION OF ANY CONTRACT BETWEEN THE CITY AND THE BIDDER OR CONTRACTOR AND BAR THE BIDDER OF CONTRACTOR FROM PARTICIPATION IN ANY CITY CONTRACT FOR A PERIOD OF UP TO FIVE YEARS. FURTHER, SUCH FALSIFICATION MAY RESULT IN CRIMINAL PROSECUTION.

Sworn to before me                           ___________________________________

this          day of              , 199__    Authorized Signature, Title

_________________________________________    Date ______________________________
Notary Public

It is the responsibility of the contractor to promptly inform all proposed subcontractors that each subcontractor, like the prime contractor, must comply with the equal employment opportunity requirements of Chapter 56, E.O. 50, and the implementing Rules. Each covered subcontractor must submit a completed Employment Report for each of its operating facilities to the contracting agency before the fifth day following the award date (Comptroller's Office Registration
Date) of the contract. DLS will review the subcontractor's Employment Report(s) for compliance.

                                        CONTRACTOR NAME: _______________________

                            FORM C: TERMINATIONS FORM
                EMPLOYMENT TERMINATIONS OVER THE LAST THREE YEARS

                                     FACILITY LOCATION: ________________________

          (1)                (2)      (3)         (4)         (5)         (6)          (7)          (8)
Social Security No. or   Sex (a)  Race Ethnic Age at        Year of  Last Company  Year of      Type of
Employee ID No.                   Code (b)    Termination   Hire     Job Number    Termination  Termination (c)
================================================================================================================

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

      (a)                      (b)                            (c)

   M: Male             W: White(non-Hisp)       V: Voluntarily terminated
   F: Female           B: Black(non-Hisp)          employment(Resigned)
                       H: Hipanic               I: Involuntarily terminated
                       A: Asian                    employment(Discharged/Layoff)
                       N: Native American       R: Retired
                                                D: Deceased

         / / I certify that there were no terminations in 199___/199___
             NOTE: Make as many copies of this form as you require.

FORM A:  JOB CLASSIFICATION AND
         INCUMBENTS FORM            CONTRACTOR NAME ____________________________

Occupational Category (CIRCLE ONE)*   MGRS   PROF   TECH   SAL   CLER   SERV
                                      FARM   CRFT   OPER/LABR

Total number of incumbents in this category



                                      FACILITY LOCATION:_______________________

  (1)            (2)           (3)              (4)                    (5)
Company Job    Company      Census     Job Group Assignment for        Total
Title          Job No       Code**     this occupational category      in
                                       ------------------------------  Title
                                       1     2     3     4     5
================================================================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         MALES                                            FEMALES

-------------------------------------------------------------------------------------------------
 (6)      (7)       (8)      (9)       (10)       (11)     (12)     (13)      (14)       (15)
W(non    B(non     Hisp     Asian     Native     W(non    B(non     Hisp      Asian     Native
Hisp)    Hisp                         Amer.      Hisp)    Hisp)                         Amer.
=================================================================================================
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

* Please include on each sheet information concerning only 1 occupational category (see ER instructions Appendix A, page 21 for Occupational Categories)
** See ER Instructions Appendix A, for Census Codes

   NOTE: Make as many copies of this form as you require for each occupational category.

CONTRACTOR NAME: ____________________________________________

                         FORM B: NEW HIRES FORM/TRACKING
                   EMPLOYMENT HIRED OVER THE LAST THREE YEARS

                                   FACILITY LOCATION: __________________________

Employee Characteristics
-----------------------------------------------------------
             (1)                   (2)           (3)
Social Security No. or         Sex (a)      Race Ethnic
Employee ID No.                             Code (b)
===========================================================
-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

-----------------------------------------------------------

At-Hire Information                              Current Information
----------------------------------------------------------------------------------------------------------
   (4)           (5)              (6)                  (7)                (8)                 (9)
Year of    Company Job      Matching Census      Weekly Salary     Current Company       Weekly Current
Hire       Number at Hire   Code (c)             at Hire           Job Number (d)            Salary
==========================================================================================================
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

    (a)           (b)              (c)                   (d)

 M: Male   W: White(non-Hisp)  See Appendix B   V: Voluntarily terminated
 F: Female B: Black(non-Hisp)  for a listing of    employment(Resigned)
           H: Hipanic          the 1990         I: Involuntarily terminated
           A: Asian            Census Code         employment(Discharged/Layoff)
           N: Native American                   R: Retired
                                                D: Deceased

         / / I certify that there were no terminations in 199___/199___
             NOTE: Make as many copies of this form as you require.

                       SPECIAL NOTICE TO VENDORS/SUPPLIERS
                          WITH LESS THAN 150 EMPLOYEES

Vendors or Suppliers with less than 150 employees at the facility(ies) performing on this contract need only complete Parts I and II (pages 1-7), the Signature Page (page 8) and the "Less Than 150 Employees Certificate" below for each applicable facility. DO NOT COMPLETE PART III (pages 9 - 11).

NOTE: A separate Employment Report must be completed for each facility performing on the contract.

                       LESS THAN 150 EMPLOYEES CERTIFICATE

     I, (fill in name of person signing) __________________________, hereby affirm that I am authorized by (contractor name) _______________________________ to certify that said contractor employs than 150 people at the following facility listed below:

         FACILITY ADDRESS                            NUMBER OF EMPLOYEES

         ______________________                      ___________________________

     I, (print the name of authorized official signing) _____________________, understand that the WILLFUL OR FRAUDULENT FALSIFICATION OF ANY DATA OR INFORMATION SUBMITTED HEREWITH MAY RESULT IN THE TERMINATION OF ANY CONTRACT BETWEEN THE CITY AND THE BIDDER OR CONTRACTOR AND BAR THE BIDDER OR CONTRACTOR FROM PARTICIPATION IN ANY CITY CONTRACT FOR A PERIOD OF UP TO FIVE YEARS. FURTHER, SUCH FALSIFICATION MAY RESULT IN CRIMINAL PROSECUTION.

Sworn to before me.
this       day of             , 199__


--------------------------------                  ------------------------------
Notary Public                                     Authorized Signature, Title


                                                  ______________________________
                                                  Date

ATTENTION:  THIS IS NOT A "LESS THAN 50 EMPLOYEES CERTIFICATE"

                              JOB DESCRIPTION-FORM

           DO NOT COMPLETE THIS FORM UNLESS YOU ARE UNABLE TO ASSIGN A
          PARTICULAR JOB NUMBER/TITLE TO AN OCCUPATIONAL CATEGORY OR TO
              ASSIGN A CENSUS CODE TO A PARTICULAR JOB NUMBER/TITLE

Job Title:

Entry Level:
                  ------   ------
                  YES      NO

Routine Duties:


Occasional Duties:


Requisite Skills and Experience:


       Type(s) of Jobs From Which Promotions into this Job Occur:

       ____  Managerial                ____  Technical

       ____  Professional              ____  Service

       ____  Clerical                  ____  Operatives

       ____  Sales                     ____  Laborers

Job Titles From Which Promotions into this Job Occur:


Type(s) of Jobs To which Promotions From this Job Occur:

       ____  Managerial                ____  Technical

       ____  Professional              ____  Service

       ____  Clerical                  ____  Operatives

       ____  Sales                     ____  Laborers

Job Titles to Which Promotions From, this Job Occur:

Please provide the following information which may be obtained from the Industrial Commercial Incentive Program Application.

                      [FOR ICIP APPLICANT/ DEVELOPERS ONLY]

(a)      Blocks________________     (b)     Lot(s)______________________________

(c)      Property Address / Description  _______________________________________

___________________________________________(d) Borough__________________________

(e)      Preliminary Application Number ________________________________________

(f)      Applicant's Name ______________________________________________________

(g)      Address _______________________________________________________________

(h)      Contact Person ________________________________________________________

(i)      Telephone Number ______________________________________________________

(j)      SS No./Employer ID No. ________________________________________________

(k)      Consultant(s) _________________________________________________________

(l)      Estimated Cost of Construction ________________________________________

(m)      Projected Commencement of Work Date ___________________________________

(n)      Projected Date of Completion __________________________________________

(o)      / / Construction Managers          / / General Contractors

(p)      Name __________________________________________________________________

(q)      Address _______________________________________________________________

(t)      Contact Person ________________________________________________________

(s)      Proposed Contract Amount ______________________________________________

(t)      Are subcontractors being used on this project?  _____ yes   / /_____ no

(u)      Name __________________________________________________________________

(v)      Address _______________________________________________________________

(w)      Contact Person ________________________________________________________

(x)      Proposed Contract Amount ______________________________________________

           (Use Additional Pages to Record Any Additional Information)

                             -NO TEXT ON THIS PAGE-

FORM A: JOB CLASSIFICATION AND
        INCUMBENTS FORM             CONTRACTOR NAME: TOM JONES CONTRACTING CORP.

Occupational Category (CIRCLE ONE)* MGRS   PROF   TECH   SAL   CLER
                                    SERV   FARM   CRFT   OPER  LABR

Total number of incumbents in this category   20

                                         FACILITY LOCATION: LAS VEGAS FACTORY

                                                                            MALES                             FEMALES
                                                               --------------------------------- ----------------------------------
  (1)                (2)     (3)          (4)             (5)    (6)   (7)     (8)  (9)    (10)  (11)   (12)   (13)  (14)   (15)
                                   Job Group Assignment
                                   for this occupational
                                    category             Total
                    Company Census                       in     W(non  B(non               Nat   W(non  B(non               Native
Company Job Title    Job    Code**  1   2   3    4    5  Title  Hisp)  Hisp)  Hisp  Asian  Amer  Hisp)  Hisp)  Hisp  Asian  Amer.
-----------------------------------------------------------------------------------------------------------------------------------
PRESIDENT            01901    004   X                      1      1
-----------------------------------------------------------------------------------------------------------------------------------
MGR.
PURCHASING           04412    009       X                  1                                        1
-----------------------------------------------------------------------------------------------------------------------------------
QUALITY
CONTROL              04560    022           X              4      2      1      1
MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
COMPUTER
MANAGER              04570    022           X              2      2
-----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT
ANALYST              04890    026                X         2      1             1                               1
-----------------------------------------------------------------------------------------------------------------------------------
REGIONAL
MANAGER              03352    022           X              3      1                                 1     1
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNTANT           03751    023                X
-----------------------------------------------------------------------------------------------------------------------------------
MANAGER
INFORMATION          01939    022           X              2                    1                   1
-----------------------------------------------------------------------------------------------------------------------------------
INVENTORY
CONTROL              02240    022           X              1      1
MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION
MANAGER              03351    022           X              1                                        1
-----------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE
ASSISTANT            03750    037                X         1                                                           1
-----------------------------------------------------------------------------------------------------------------------------------
SALES
MANAGER              01701    022                X         1      1
-----------------------------------------------------------------------------------------------------------------------------------

* Please include on each sheet information concerning only 1 occupational category (see ER instructions Appendix B, page 24 for Occupational Categories)

** See ER Instructions Appendix D, for Census Codes

   NOTE: Make as many copies of this form as you require for each occupational category.

                                    CONTRACTOR NAME  TOM JONES CONTRACTING CORP.

                        FORM B: NEW HIRES FORM/TRACKING
                   EMPLOYMENT HIRED OVER THE LAST THREE YEARS

                                         FACILITY LOCATION: LAS VEGAS FACTORY

Employee Characteristics                         At-Hire Information            Current Information
---------------------------------------------------------------------------------------------------------------
           (1)                 (2)      (3)       (4)        (5)         (6)       (7)         (8)        (9)
 Social Security No. or      Sex (a)  Race      Year      Company     Matching  Weekly     Current      Weekly
 Employee ID No.                      Ethnic    of Hire   Job Number  Census    Salary at  Company Job  Current
                                      Code (b)            at Hire     Code (c)  Hire       Number (d)   Salary
===============================================================================================================
000-01-0001                     F        W        93        00120       313        320            I        I
---------------------------------------------------------------------------------------------------------------
000-02-0002                     F        A        94        00310       785        418        03720      520
---------------------------------------------------------------------------------------------------------------
000-03-0003                     F        B        94        00310       785        398        03706      500
---------------------------------------------------------------------------------------------------------------
000-04-0004                     M        A        94        00310       785        400        00310      498
---------------------------------------------------------------------------------------------------------------
000-05-0005                     M        B        94        00310       785        418        00360      520
---------------------------------------------------------------------------------------------------------------
000-06-0006                     F        W        93        00310       785        418        00310      515
---------------------------------------------------------------------------------------------------------------
000-07-0007                     M        A        93        00310       785        398        00310      498
---------------------------------------------------------------------------------------------------------------
000-08-0008                     M        B        93        00310       785        418        01680      520
---------------------------------------------------------------------------------------------------------------
000-09-0009                     F        W        94        00310       785        398        00310      500
---------------------------------------------------------------------------------------------------------------
000-10-0010                     F        B        93        00310       785        400        00310      510
---------------------------------------------------------------------------------------------------------------

    (a)           (b)              (c)                   (d)

 M: Male   W: White(non-Hisp)  See Appendix B   V: Voluntarily terminated
 F: Female B: Black(non-Hisp)  for a listing of    employment(Resigned)
           H: Hipanic          the 1990         I: Involuntarily terminated
           A: Asian            Census Code         employment(Discharged/Layoff)
           N: Native American                   R: Retired
                                                D: Deceased

         / / I certify that there were no terminations in 199___/199___
             NOTE: Make as many copies of this form as you require.

                                    CONTRACTOR NAME: TOM JONES CONTRACTING CORP.

                            FORM C: TERMINATIONS FORM
                EMPLOYMENT TERMINATIONS OVER THE LAST THREE YEARS

                                  FACILITY LOCATION: LAS VEGAS FACTORY

          (1)                (2)      (3)           (4)         (5)         (6)          (7)          (8)
Social Security No. or   Sex (a)  Race Ethnic   Age at        Year of  Last Company  Year of      Type of
Employee ID No.                   Code (b)      Termination   Hire     Job Number    Termination  Termination (c)
-----------------------------------------------------------------------------------------------------------------
001-00-0002                  F        B             37          93       00310           94           I
-----------------------------------------------------------------------------------------------------------------
002-00-0003                  F        W             28          93       03720           94           R
-----------------------------------------------------------------------------------------------------------------
003-00-0004                  M        B             26          93       03720           93           I
-----------------------------------------------------------------------------------------------------------------
004-00-0005                  F        H             22          93       00310           94           R
-----------------------------------------------------------------------------------------------------------------
005-00-0006                  F        B             44          94       03720           94           R
-----------------------------------------------------------------------------------------------------------------
006-00-0007                  M        H             36          94       01520           94           I
-----------------------------------------------------------------------------------------------------------------
008-00-0009                  M        W             32          93       02361           94           R
-----------------------------------------------------------------------------------------------------------------
010-00-0011                  M        B             29          94       00310           94           I
-----------------------------------------------------------------------------------------------------------------
011-00-0012                  F        B             24          94       00310           94           R
-----------------------------------------------------------------------------------------------------------------
012-00-0013                  M        H             42          94       04950           94           R
-----------------------------------------------------------------------------------------------------------------
014-00-0015                  F        W             32          93       00310           93           I
-----------------------------------------------------------------------------------------------------------------

     (a)                      (b)                             (c)
   M: Male             W: White(non-Hisp)       V: Voluntarily terminated
   F: Female           B: Black(non-Hisp)          employment(Resigned)
                       H: Hipanic               I: Involuntarily terminated
                       A: Asian                    employment(Discharged/Layoff)
                       N: Native American       R: Retired
                                                D: Deceased

         / / I certify that there were no terminations in 199___/199___
             NOTE: Make as many copies of this form as you require.

                           APPENDIX A: INDUSTRY CODES

                                INDUSTRY CATEGORY

             AGRICULTURE, FORESTRY, AND FISHERIES

010          Agricultural production, crops
011          Agricultural production, livestock
012          Veterinary services
020          Landscape and horticultural services
030          Agricultural services, n.e.c.
031          Forestry
032          Fishing, hunting, and trapping

      MINING

040          Metal mining
041          Coal mining
042          Oil and gas extraction
050          Nonmetallic mining and quarrying, except fuels

060          CONSTRUCTION

             MANUFACTURING

             Nondurable Goods

             Food and kindred products
100              Meat products
101              Dairy products
102              Canned, frozen, and preserved fruits and vegetables
110              Grain Mill products
111              Bakery products
112              Sugar and confectionery products
120              Beverage industries
121              Miscellaneous food preparations and kindred products
122              Not specified food industries
130          Tobacco manufactures

             Textile mill products
132              Knitting mills
140              Dyeing and finishing textiles, except wool and knit goods
141              Carpets and rugs
142              Yarn, thread, and fabric mills
150              Miscellaneous textile mill products

             Apparel and other finished textile products
151              Apparel and accessories, except knit
152              Miscellaneous fabricated textile products

             Paper and allied products
160              Pulp, paper, and paperboard mills
161              Miscellaneous paper and pulp products
162              Paperboard containers and boxes

             Printing, publishing, and allied industries
171              Newspaper publishing and printing
172              Printing, publishing, and allied industries, except newspapers

             Chemicals and allied products
180              Plastics, synthetics, and resins
181              Drugs
182              Soaps and cosmetics
190              Paints, varnishes, and related products
191              Agricultural chemicals
192              Industrial and miscellaneous chemicals

             Petroleum and coal products
200              Petroleum refining
201              Miscellaneous petroleum and coal products

             Rubber and miscellaneous plastic products
210              Tires and inner tubes
211              Other rubber products, and plastics footwear and belting
212              Miscellaneous plastics products

             Leather and leather products
220              Leather tanning and finishing
221              Footwear, except rubber and plastic
222              Leather products, except footwear

             DURABLE GOODS

             Lumber and wood products, except furniture
230              Logging
231              Sawmills, planning mills, and millwork
232              Wood buildings and mobile homes
241              Miscellaneous wood products
242              Furniture and fixtures

             Stone, clay, glass and concrete products
250              Glass and glass products
251              Cement, concrete, gypsum, and plaster products
252              Structural clay products
261              Pottery and related products
262              Miscellaneous nonmetallic mineral and stone products

             Metal industries
270              Blast furnaces, steelworks, rolling and finishing mills
271              Iron and steel foundries
272              Primary aluminum industries
280              Other primary metal industries
281              Cutlery, hand tools, and general hardware
282              Fabricated structural metal products
290              Screw machine products
291              Metal forging art stampings
292              Ordinance
300              Miscellaneous fabricated metal products
301              Not specified metal industries

             Machinery and computing equipment
310              Engines and turbines
311              Farm machinery and equipment
312              Construction aced material handling machines
320              Metalworking machinery
321              Office and accounting machines
322              Computers and related equipment
331              Machinery, except electrical. n.e.c.
332              Not specified machinery

             Electrical machinery, equipment and supplies
340              Household appliances
341              Radio, TV, and communication equipment
342              Electrical machinery, equipment and supplies, n.e.c.
350              No: specified electrical machinery, equipment and supplies

             Transportation equipment
351              Motor vehicles and motor vehicle equipment
352              Aircraft and parts
360              Ship and boat building and repairing
361              Railroad locomotives and equipment
362              Guided missiles, space vehicles, and parts
370              Cycles and miscellaneous transportation equipment

             Professional and photographic equipment, and watches
371              Scientific and controlling instruments
372              Medical, dental, and optical instruments and supplies
380              Photographic equipment and supplies
381              Watches, clock and clockwork operated devices
390          Toys, amusement and sporting goods
391          Miscellaneous manufacturing industries
392          Not specified manufacturing industries

       TRANSPORTATION, COMMUNICATIONS AND OTHER PUBLIC UTILITIES

             Transportation
400              Railroads
401              Bus service and urban. transit
402              Taxicab service
410              Trucking service
411              Warehousing and storage
412              U.S. Postal Service
420              Water transportation
421              Air transportation
422              Pipe lines, except natural gas
432              Services incidental to transportation

             Communications
440              Radio and television broadcasting and cable
441              Telephone communications
442              Telegraph and miscellaneous communication services

             Utilities and sanitary services
450              Electric light and power
451              Gas and steam supply systems
452              Electric and gas, and other combinations
470          Water supply and irrigation
471          Sanitary services
472          Not specified utilities

       WHOLESALE TRADE

             Durable Cools

500          Motor vehicles and equipment
501          Furniture and home furnishings
502          Lumber and construction materials
510          Professional and commercial equipment and supplies
511          Metals and minerals, except petroleum
512          Electrical goods
521          Hardware, plumbing and heating supplies
530          Machinery, equipment and supplies
531          Scrap and waste materials
532          Miscellaneous wholesale, durable goods

             Nondurable Goods

540          Paper and paper products
541          Drugs, chemicals and allied products
542          Apparel, fabrics and notions
550          Groceries and related products
551          Farm-product raw materials
552          Petroleum products
560          Alcoholic beverages
561          Farm supplies
562          Miscellaneous wholesale, nondurable goods
571          Not specified wholesale trade

             RETAIL TRADE

580          Lumber and building material retailing
581          Hardware stores
582          Retail nurseries and garden stores
590          Mobile home dealers
591          Department stores
592          Variety stores
600          Miscellaneous general merchandise stores
601          Grocery stores
602          Dairy products stores
610          Retail bakeries
611          Food stores, n.e.c.
612          Motor vehicle dealers
620          Auto and home supply stores
621          Gasoline service stations
622          Miscellaneous vehicle dealers
623          Apparel and accessory stores, except shoe
630          Shoe stores
631          Furniture and home furnishings stores
632          Household appliance stores
633          Radio, TV, and computer stores
640          Music stores
641          Eating and drinking places
642          Drug stores
650          Liquor stores
651          Sporting goods, bicycles and hobby stores
652          Book and stationery stores
660          Jewelry stores
661          Gift, novelty, and souvenir shops
662          Sewing, needlework and piece goods stores
663          Catalog and mail order houses
670          Vending machine operators
671          Direct selling establishments
672          Fuel dealers
681          Retail florists
682          Miscellaneous, retail stores
691          Not specified retail trade

             FINANCE INSURANCE AND REAL ESTATE

700          Banking
701          Savings institutions. including credit unions
702          Credit agencies, n.e.c.
710          Security, commodity brokerage, and investment companies
711          Insurance
712          Real estate, including real estate-insurance offices

             BUSINESS AND REPAIR SERVICES

721          Advertising
722          Services to dwellings and-other buildings
731          Personnel supply services
732          computer and data processing services
740          Detective and protective services
741          Business services, n.e.c.
742          Automotive rental and leasing, without divers
750          Automotive parking and carwashes
751          Automotive repair and related services
752          Electrical repair shops
760          Miscellaneous repair services

             PERSONAL SERVICES

761          Private households
762              Hotel and motels
770              Lodging places, except hotels and motels
771              Laundry, cleaning and garment services
772              Beauty shops
780              Barber shops
781              Funeral service and crematories
782              Shoe repair shops
790              Dressmaking shops
791              Miscellaneous personal services

             ENTERTAINMENT AND RECREATION SERVICES

800          Theaters and motion pictures
801          Video tape rental
802          Bowling centers
810          Miscellaneous entertainment and recreation services

             PROFESSIONAL AND RELATED SERVICES

812          Offices and clinics of physicians
820          Offices and clinics of dentists
821          Offices and clinics of chiropractors
822          Offices and clinics of optometrists
830          Offices arid clinics of health practitioners, n.e.c.
831          Hospitals
832          Nursing and personal care facilities
840          Health services, n.e.c.
841          Legal services
842          Elementary and secondary schools
850          Colleges and universities
851          Vocational schools
852          Libraries
860          Educational services. n.e.c.
861          Job training and vocational rehabilitation services
862          Child day care services
863          Family child care hones
870          Residential care facilities without nursing
871          Social services, n.e.c.
872          Museums, art galleries, and zoos
873          Labor unions
880          Religious organizations
881          Membership organizations, n.e.c.
882          Engineering, architectural and surveying services
890          Accounting, auditing and bookkeeping services
891          Research, development, and testing services
892          Management and public relations services
893          Miscellaneous professional and related services

             PUBLIC ADMINISTRATION

900          Executive and legislative offices
901          General government, n.e.c.
910          Justice, public order, safety
921          Public finance, taxation, and monetary policy
922          Administration of human resources programs
930          Administration of environmental quality and housing programs
931          Administration of economic programs
932          National security and international affairs

             ACTIVE DUTY 'MILITARY

             Armed Forces
940          Army
941          Air Forces
942          Navy
950          Marines
951          Coast Guard
952          Armed Forces, Branch not specified
960          Military Reserves or National Guard

             EXPERIENCED UNEMPLOYED NOT CLASSIFIED BY INDUSTRY

992          Last worked 1984 or earlier

              APPENDIX B: OCCUPATIONAL CATEGORIES AND CENSUS CODES

                      BROAD CENSUS OCCUPATIONAL CATEGORIES

                       1. Executive, Administrative and Managerial Occupations (MANAGERIAL) Codes 003 through 037

                       2. Professional Specialty Occupations (PROFESSIONAL) Codes 043 through 199

                       3 Technician and Related Support Occupations (TECHNICIANS) Codes 203 through 235

                       4.   Sales Occupations (SALES) Codes 243 through 285

                       5. Administrative Support Occupations, Including Clerical (CLERICAL) Codes 403 through 389

                       6. Service Occupations, Except Private Household (SERVICE) Codes 403 through 469

                       7.   Farming, Forestry & Fishing (FARM) Codes 473 through
                            499

                       8. Precision Production, Craft and Regular Occupations (CRAFTS) Codes 503 through 699

                       9. Operators, Fabricators & Laborers (OPERATORS) Codes 703 through 889

                       10.  Military Occupations (MILITARY) Codes 903 through
                            905

                       11. Experienced Unemployed Not Classified by Occupation (UNEMPLOYED) Code 909

                                PLEASE TURN PAGE

            1990 CENSUS DETAILED LISTING OF OCCUPATIONAL TITLE CODES

1990
CENSUS
CODE         1.  EXECUTIVE, ADMINISTRATIVE, AND MANAGERIAL OCCUPATIONS
                 ("MANAGERIAL")

003          Legislators
004          Chief executives and general administrators, public administration
005          Administrators and officials, public administration
006          Administrators, protective services
007          Financial managers
008          Personnel and labor relations managers
009          Purchasing managers
013          Managers, marketing, advertising, and public relations
014          Administrators, education and related fields
015          Managers, medicine and health
016          Postmasters and mail superintendents
017          Managers, food serving and lodging establishments
018          Managers, properties and real estate
019          Funeral directors
021          Managers, service organizations, n.e.c.
022          Managers and administrators, n.e.c.

             Management Related Occupations

023          Accountants and auditors
024          Underwriters
025          Other financial officers
026          Management analysts
027          Personnel, training, and labor relations specialists
028          Purchasing agents and buyers, farm products
029          Buyers, wholesale and retail trade except farm products
033          Purchasing agents and buyers, n.e.c.
034          Business and promotion agents
035          Construction inspectors
036          Inspectors and compliance officers, except construction
037          Management related occupations n.e.c.

             2. PROFESSIONAL SPECIALTY OCCUPATIONS
             ("PROFESSIONAL")

             Engineers, Architects, and Surveyors
043              Architects

                 Engineers
044                   Aerospace
045                   Metallurgical and materials
046                   Mining
047                   Petroleum
048                   Chemical
049                   Nuclear
053                   Civil
054                   Agricultural
055                   Electrical and electronic
056                   Industrial
057                   Mechanical
058                   Marine and naval architects
059                   Engineers, n.e.c.
063              Surveyors and mapping scientists

             Mathematical and Computer Scientists
064              Computer systems analysts and scientists
065              Operations and systems researchers and analysts
066              Actuaries
067              Statisticians
068              Mathematical scientists, n.e.c.

             Natural Scientists
069              Physicists and astronomers
073              Chemists, except biochemists
074              Atmospheric and space scientists
075              Geologists and geodesists
076              Physical scientists, n.e.c.
077              Agricultural and food scientists
078              Biological and life scientists
079              Forestry and conservation scientists
083              Medical scientists

             Health Diagnosing Occupations
084              Physicians
085              Dentists
086              Veterinarians
087              Optometrists
088              Podiatrists
089              Health diagnosing practitioners, n.e.c.

             Health Assessment and Treating Occupations
095          Registered nurses
096          Pharmicists
097          Dieticians

             Therapists
098          Respiratory therapists
099          Occupational therapists
103          Physical therapists
104          Speech therapists
105          Therapists, n.e.c.
106          Physicians' assistants

             Teachers, Postsecondary
113              Earth, environmental, and marine science teachers
114              Biological science teachers
115              Chemistry teachers
116              Physics teachers
117              Natural science teachers, n.e.c.
118              Psychology teachers
119              Economics teachers
123              History teachers
124              Political science teachers
125              Sociology teachers
126              Social science teachers. n.e.c.
127              Engineering teachers
128              Mathematical science teachers
129              Computer science teachers
133              Medical science teachers
134              Health specialties teachers
135              Business, commerce, and marketing teachers
136              Agriculture and forestry teachers
137              Art, drama, and music teachers
138              Physical education teachers
139              Education teachers

143              English teachers
144              Foreign language teachers
145              Law teachers
146              Social work teachers
147              Theology teachers
148              Trade and industrial teachers
149              Home economics teachers
153              Teachers, postsecondary, n.e.c
154              Postsecondary teachers, subject not specified

             Teachers, Except Postsecondary
155              Teachers, prekindergarten and kindergarten
156              Teachers, elementary school
157              Teachers, secondary school
158              Teachers, special education
159              Teachers, n.e.c.
163          Counselors, educational, and vocational

             Librarians, Archivists, and Curators
164              Librarians
165              Archivists and curators

             Social Scientists and Urban Planners
166              Economists
167              Psychologists
168              Sociologists
169              Social scientists. n.e.c.
173              Urban planners

             Social, Recreation, and Religious workers
174              Social workers
175              Recreation workers
176              Clergy
177              Religious workers, n.e.c.

             Lawyers and Judges
178              Lawyers
179              Judges

             Writers, Artists, Entertainers, and Athletes
183              Authors
184              Technical writers
185              Designers
186              Musicians and composers
187              Actors and directors
188              Painters, sculptors, craft-artists and artist printmakers
189              Photographers
193              Dancers
194              Artists, performers. and related workers, n.e.c.
195              Editors and reporters
197              Public relations specialists
198              Announcers
199              Athletes

             3. TECHNICIANS AND RELATED SUPPORT OCCUPATIONS
             ("TECHNICIANS")

             Health Technologists and Technicians
203              Clinical laboratory technologists and technicians
204              Dental hygienists
205              Health record technologists and technicians
206              Radiologic technicians
207              Licensed practical nurses
208              Health technologists and technicians, n.e.c.

             Technologists and Technicians, Except Health
                 Engineering and Related Technologists and Technicians
213                   Electrical and electronic technicians
214                   Industrial engineering technicians
215                   Mechanical engineering technicians
216                   Engineering technicians, n.e.c.
217                   Drafting occupations
218                   Surveying and mapping technicians

             Science Technicians
223              Biological technicians
224              Chemical technicians
225              Science technicians, n.e.c.

             Technicians, Except Health, Engineering, and Science
226              Airplane pilots and navigators
227              Air traffic controllers
228              Broadcast equipment operators
229              Computer programmers
233              Tool programmers, numerical control
234              Legal assistants
235              Technicians, n.e.c.

             4.  SALES OCCUPATIONS
             ("SALES")

243          Supervisors and proprietors, sales occupations

             Sales Representatives, Finance and Business Services
253              Insurance sales occupations
254              Real estate sales occupations
255              Securities and financial services sales occupations
256              Advertising and related sales occupations
257              Sales occupations, other business services

             Sales Representatives, Commodities Except Retail
258              Sales engineers
259              Sales representatives, wining, manufacturing, and wholesale

             Sales Workers, Retail and Personal Services
263              Sales workers, motor vehicles and boats
264              Sales workers, apparel
265              Sales workers, shoes
266              Sales workers, furniture and home furnishings
267              Sales workers, radio, TV, hi-fi, and appliances
268              Sales workers, hardware and building supplies
269              Sales workers, parts
274              Sales workers, other commodities
275-             Sales counter clerks
276              Cashiers
277              Street and door-to-door sales workers
278              News vendors

             Sales Related occupations
283              Demonstrators, promoters and models, sales
284              Auctioneers
285              Sales support occupations, n.e.c.

             5. ADMINISTRATIVE SUPPORT OCCUPATIONS, INCLUDING CLERICAL ("CLERICAL")

             Supervisors, Administrative Support Occupations
303              Supervisors, general office
304              Supervisors, computer equipment operators
305              Supervisors, financial records processing
306              Chief communications operators
307              Supervisors, distribution, scheduling, and adjusting clerks

             Computer equipment operators
308              Computer operators
309              Peripheral equipment operators

             Secretaries, Stenographers and Typists
313              Secretaries
314              Stenographers
315              Typists

             Information Clerks
316              Interviewers
317              Hotel clerks
318              Transportation ticket and reservation agents
319              Receptionists
323              Information clerks, n.e.c.

             Records Processing Occupations, Except Financial
325              Classified-ad clerks
326              Correspondence clerks
327              Order clerks
328              Personnel clerks, except payroll and timekeeping
329              Library clerks
335              File clerks
336              Records clerks

             Financial Records Processing Occupations
337              Bookkeepers, accounting, and auditing clerks
338              Payroll and timekeeping clerks
339              Billing clerks
343              Cost and rate clerks
344              Billing, posting, and calculating machine operators

             Duplicating, Mail and Other Office Machine Operators
345              Duplicating machine operators
346              Mail preparing and paper handling machine operators
347              Office machine operators, n.e.c.

             Communications Equipment Operators
348              Telephone operators
353              Communications equipment operators, n.e.c

             Mail and Message Distributing Occupations
354              Postal clerks, exc. nail carriers
355              Mail carriers, postal service
356              Mail clerks, exc, postal service
357              Messengers

             Material Recording, Scheduling, and Distributing Clerks, n.e.c.
359              Dispatchers
363              Production coordinators
364              Traffic, shipping, and receiving clerks
365              Stock and inventory clerks

366              Meter readers
368              Weighers, measurers, checkers, and samplers
373              Expediters
374              Material recording, scheduling, and distributing clerks, n.e.c.

             Adjusters and investigators
375              Insurance adjusters, examiners, and investigators
376              Investigators and adjustors, except insurance
377              Eligibility clerks, social welfare
378              Bill and account collectors

             Miscellaneous Administrative Support Occupations
379              General office clerks
383              Bank tellers
384              Proofreaders
385              Data-entry keyers
386              Statistical clerks
387              Teachers' aides
389              Administrative support occupations, n.e.c.

             6.  SERVICE OCCUPATIONS
             ("SERVICE")

             Private Household occupations

403          Launderers and ironers
404          Cooks, private household
405          Housekeepers and butlers
406          Child care workers, private household
407          Private household cleaners and servants

             Protective Service Occupations

             Supervisors, Protective Service Occupations
413              Supervisors, firefighting and fire prevention occupations
414              Supervisors, police and detectives
415              Supervisors, guards

             Firefighting and Fire Prevention Occupations
416              Fire inspection and fire prevention occupations
417              Firefighting occupations

             Police and Detectives
418              Police and detectives, public service
423              Sheriffs, bailiffs, and other law enforcement officers
424              Correctional institution officers

             Guards
425              Crossing guards
426              Guards and police, exc. public service
427              Protective service occupations, n.e.c.

             Service Occupations, Except Protective and Household

             Food Preparation and Service Occupations
433              Supervisors, foot preparation and service occupations
434              Bartenders
435              Waiters and waitresses
436              Cooks
438              Food counter, fountain and related occupations
439              Kitchen workers, food preparation
443              Waiters'/waitresses' assistants
444              Miscellaneous food preparation occupations

             Health Service Occupations
445              Dental assistants
446              Health aides, except nursing
447              Nursing aides, orderlies, and attendants

             Cleaning and Building Service Occupations, except Household
448              Supervisors, cleaning and building service workers
449              Maids and housemen
453              Janitors and cleaners
454              Elevator operators
455              Pest control occupations

             Personal Service Occupations
456              Supervisors, personal service occupations
457              Barbers
458              Hairdressers and cosmetologists
459              Attendants, amusement and recreation facilities
461              Guides
462              Ushers
463              Public transportation attendants
464              Baggage porters and bellhops
465              Welfare service aides
466              Family child care providers
467              Early childhood teacher's assistants
468              Child care workers. n.e.c.
469              Personal service occupations, n.e.c.

             7.  FARMING, FORESTRY, AND FISHING OCCUPATIONS
             ("FARM")

             Farm operators and managers
473              Farmers, except horticultural
474              Horticultural specialty farmers
475              Managers, farms, except horticultural
476              Managers, horticultural specialty farms

             Farm Occupations, Except Managerial
477              Supervisors, farm workers
479              Fare workers
483              Marine life cultivation workers
484              Nursery workers

             Related Agricultural occupations
485              Supervisors, related agricultural occupations
486              Groundkeepers and gardeners, except farm
487              Animal caretakers, except farm
488              Graders and sorters, agricultural products
489              Inspectors, agricultural products

             Forestry and Logging occupations
494              Supervisors, forestry and logging workers
495              Forestry workers, except logging
496              Timber cutting and logging occupations

             Fishers, Hunters, and Trappers
497              Captains and other officers, fishing vessels
498              Fishers
499              Hunters and trappers

             8.  PRECISION PRODUCTION, CRAFT, AND REPAIR OCCUPATIONS
             ("CRAFTS")

             Mechanics and Repairers

503 Supervisors, mechanics and repairers mechanics and Repairers, Except Supervisors

             Vehicle and Mobile Equipment Mechanics and Repairers
505          Automobile mechanics
506          Automobile mechanic apprentices
507          Bus, truck, and stationary engine mechanics
508          Aircraft engine mechanics
509          Small engine repairers
514          Automobile body and related repairers
515          Aircraft mechanics, except engine
516          Heavy equipment mechanics
517          Farm equipment mechanics
518          Industrial machinery repairers
519          Machinery maintenance occupations

             Electrical and Electronic Equipment Repairers
523          Electronic repairers, communications and industrial equipment
525          Data processing equipment repairers
526          Household appliance and power tool repairers
527          Telephone line installers and repairers
529          Telephone, installers and repairers
533          Miscellaneous electrical and electronic equipment repairers
534          Heating, air conditioning, and refrigeration mechanics

             Miscellaneous Mechanics and Repairers
535          Camera, watch, and musical instrument repairers
536          Locksmiths and safe repairers
538          Office machine repairers
539          Mechanical controls and valve repairers
543          Elevator installers, and repairers
544          Millwrights
547          Specified mechanics and repairers, n.e.c.
549          Not specified mechanics and repairers

             Construction Trades
                 Supervisors, construction occupations
553              Supervisors, masons, stonemasons, and tile setters
554              Supervisors, carpenters and related workers
555              Supervisors, electricians and power transmission installers
556              Supervisors, painters, paperhangers, and plasterers
557              Supervisors, plumbers, pipefitters, and steam fitters
558              Supervisors, construction, n.e.c.

             Construction Trades, Except Supervisors
563              Brickmasons and stonemasons
564              Brickmason and stonemason apprentices
565              Tile setters, hard and soft
566              Carpet installers
567              Carpenters
569              Carpenter apprentices
573              Drywall installers
575              Electricians
576              Electrician apprentices
577              Electrical power installers and repairers
579              Painters, construction, and maintenance
583              Paperhangers
584              Plasterers
585              Plumbers, pipefitters, and steamfitters
587              Plumber, pipefitter, and steamfitter apprentices

588              Concrete and terrazzo finishers
589              Glaziers
593              Insulation workers
594              Paving, surfacing, and tamping equipment operators
595              Roofers
596              Sheet metal duct installers
597              Structural metal workers
598              Drillers, earth
599              Construction trades, n.e.c.

             Extractive Occupations
613              Supervisors, extractive occupations
614              Drillers, oil well
615              Explosives workers
616              Mining machine operators
617              Mining occupations, n.e.c.

             Precision Production occupations
628              Supervisors, production occupations

             Precision Metal Working occupations
634              Tool and die makers
635              Tool and die makers apprentices
636              Precision assemblers, metal
637              Machinists
639              Machinist apprentices
643              Boilermakers
644              Precision grinders, fitters and tool sharpeners
645              Patternmakers and model makers, metal
646              Lay-out workers
647              Precious stones and metals workers (Jewelers)
649              Engravers, metal
653              Sheet metal workers
654              Sheet metal worker apprentices
655              Miscellaneous precision metal workers

             Precision Woodworking Occupations
655              Patternmakers and model makers, wood
657              Cabinet makers and bench carpenters
658              Furniture and wood finishers
659              Miscellaneous precision woodworkers

             Precision Textile, Apparel, and Furnishings Machine Workers
666              Dressmakers
667              Tailors
668              Upholsterers
669              Shoe repairers
674              Miscellaneous precision apparel and fabric workers

             Precision Workers, Assorted materials
675              Hand molders and shapers, except levelers
676              Patternmakers, lay-out workers, and cutters
677              Optical goods workers
678              Dental laboratory and medical appliance technicians
679              Bookbinders
683              Electrical and electronic equipment assemblers
684              Miscellaneous precision workers, n.e.c.

             Precision Food Production occupations
686              Butchers and meat cutters
687              Bakers
688              Food batchmakers

             Precision Inspectors, Testers, and Related workers
689              Inspectors, testers, and graders
693              Adjusters and calibrators

             Plant and System Operators
694              Water and sewage treatment plant operators
695              Power plant operators
696              Stationary engineers
699              Miscellaneous plant and system operators

             9.  OPERATORS, FABRICATORS, AND LABORERS
             ("OPERATORS")

             Machine operators, Assemblers, and Inspectors

                 Machine Operators and Tenders, except Precision
                      Metalworking and Plastic Working Machine Operators
703                        Lathe and turning machine set-up operators
704                        Lathe and turning machine operators
705                        Milling and planning machine operators
706                        Punching and stamping press machine operators
707                        Rolling machine operators
708                        Drilling, and boring machine operators
709                        Grinding, abrading, buffing, and polishing machine
                             operators
713                        Forging machine operators
714                        Numerical control machine operators
715                        Miscellaneous metal, plastic, stone, and glass
                             working machine operators
717                   Fabricating machine operators, n.e.c.

                      Metal and Plastic Processing Machine Operators
719                        Molding and casting machine operators
723                        Metal plating machine operators
724                        Heat treating equipment operators
725                        Miscellaneous metal and plastic processing
                             machine operators

                 Woodworking Machine Operators
726                   Wood lathe, routing, and planing machine operators
727                   Sawing machine operators
728                   Shaping and joining machine operators
729                   Nailing and tacking machine operators
733                   Miscellaneous woodworking machine operators

                 Printing Machine Operators
734                   Printing machine operators
735                   Photoengravers and lithographers
736                   Typesetters and compositors
737                   Miscellaneous printing machine operators

                 Textile, Apparel, and Furnishings Machine Operators
738                   Winding and twisting machine operators
739                   Knitting, looming, taping, and weaving machine
                        operators
743                   Textile cutting machine operators
744                   Textile sewing machine operators
745                   Shoe machine operators
747                   Pressing machine operators
748                   Laundering and dry cleaning machine operators
749                   Miscellaneous textile machine operators

                      Machine Operators, Assorted Materials
753                        Cementing and gluing machine operators
754                        Packaging and filling machine operators
755                        Extruding and forming machine operators
756                        Mixing and blending machine operators
757                        Separating, filtering, and clarifying machine
                           operators
758                        Compressing and compacting machine operators
759                        Painting and paint spraying, machine operators
763                        Roasting and baking machine operators, food
764                        Washing, cleaning, and picking machine operators
765                        Folding machine operators
766                        Furnace, kin, and oven operators, except food
768                        Crushing and grinding machine operators
769                        Slicing and cutting machine operators
773                        Motion picture projectionists
774                        Photographic process machine operators
777                        Miscellaneous machine operators, n.e.c.
779                        Machine operators, not specified

                 Fabricators, Assemblers, and Hand Working Occupations
783                   Welders and cutters
784                   Solderers and blazers
785                   Assemblers
786                   Hand cutting and trimming occupations
787                   Hand molding, casting, and forming occupations
789                   Hand painting, coating, and decorating occupations
793                   Hand engraving and printing occupations
795                   Miscellaneous hand working occupations

                 Production Inspectors, Testers, Samplers, and Weighers
796                   Production inspectors, checkers, and examiners
797                   Production testers
798                   Production samplers and weighers
799                   Graders and sorters, except agricultural

                           Transportation and Material Moving Occupations

                 Motor vehicle operators
803                   Supervisors, motor vehicle operators
804                   Truck drivers
805                   Driver-sales workers
808                   Bus drivers
809                   Taxicab drivers and chauffeurs
813                   Parking lot attendants
814                   Motor transportation occupations, n.e.c.

                 Transportation Occupations, Except Motor vehicles
                      Rail Transportation Occupations
823                   Railroad conductors and yardmasters
824                   Locomotive operating occupations
825                   Railroad brake, signal, and switch operators
826                   Rail vehicle operators, n.e.c.

                 Water Transportation Occupations
828                   Ship captains and mates, except fishing boats
825                   Sailors and deckhands
833                   Marine engineers
834                   Bridge, lock, and lighthouse tenders

                 Material Moving Equipment Operators
843                   Supervisors, material moving equipment operators
844                   Operating engineers
845                   Longshore equipment operators
848                   Hoist and winch operators

849                   Crane and tower operators
853                   Excavating and loading machine operators
855                   Grader, dozer, and scraper operators
856                   Industrial truck and tractor equipment operators
859                   Miscellaneous material moving equipment operators

864              Supervisors, handlers equipment cleaners, and laborers, n.e.c.
865              Helpers, mechanics and repairers

                 Helpers, Construction and Extractive occupations
866                   Helpers, construction trades
867                   Helpers, surveyor
868                   Helpers, extractive occupations
869              Construction laborers
874              Production helpers

                 Freight, Stock, and Material Handlers
875                   Garbage collectors
876                   Stevedores
877                   Stock handlers and baggers
878                   Machine feeders and offbearers
883                   Freight, stock, and material handlers, n.e.c.
885              Garage and service station related occupations
887              Vehicle washers and equipment cleaners
888              Hand packers and packagers
889              Laborers, except construction

                 10. MILITARY OCCUPATIONS
                 ("MILITARY")

903              Commissioned Officers and Warrant Officers
904              Non-commissioned Officers and Other Enlisted Personnel
905              Military occupation, rank not specified

                 EXPERIENCE UNEMPLOYED NOT CLASSIFIED BY OCCUPATION

909              Last worked 1984 or earlier

                              VENDEX QUESTIONNAIRES

                               (and Instructions)

[LOGO -- VENDEX]

                      NOTICE TO BIDDERS/PROPOSERS/OFFERORS

Pursuant to Section 6-116.2 (b) of the New York City Administrative Code, all vendors that are under consideration for the award of a sole source contract or contract valued at $100,000 or more, or whose aggregate business with the City in the last 12 months, including the proposed contract is $100,000 or more, must complete and submit a VENDEX Business Entity or Not-For-Profit Organization Questionnaire when notified by the agency. The principals and individuals thereof must also submit a Principal or Individual Questionnaire.

VENDEX Questionnaires are valid for three years. If you have submitted the required VENDEX Questionnaires within the last three years and have been awarded a contract, the Questionnaires should be on the VENDEX system. Therefore, when responding to any bids, proposals or offers during the three year period, you are required to submit only an Affidavit of No Change or a Changed Questionnaire each time you are under consideration for award.

          / / CHECK HERE IF YOU HAVE NEVER FILED A VENDEX QUESTIONNAIRE WITH THE CITY AND INCLUDE THIS NOTICE WITH YOUR BID, PROPOSAL OR OFFER IF IT IS VALUED AT $I00,000 OR MORE.

Subcontractors are required to file Questionnaires if the amount of their Subcontract is $100,000 or more or if their aggregate business with the City in the last 12 months, including the proposed contract is $100,000 or more. At such time that this bid/proposal or offer is under consideration for award, you will be provided with Questionnaires if appropriate and Subcontractor Profile Forms. It is the responsibility of the prime contractor to identify each subcontractor on a Subcontractor Profile Form, to supply each subcontractor with Questionnaires and to ensure that all required subcontractor documents are submitted to this agency.

If you have any questions with regard to the submission or completion requirements of VENDEX Questionnaires, you may call the Mayor's Office of Contracts at 212-788-0010.

[LOGO -- VENDEX]

A VENDOR'S
GUIDE TO VENDEX

How to Complete and Submit
Business Entity and
Principal Questionnaires

Revised January 1992

[SEAL] New York City
       Mayor's Office of Contracts

                                Table of Contents

     1        Preface

     2        Business Entity and Principal Questionnaire Definitions

     5        When Must a Business Submit a Business Entity Questionnaire?

     5        Who Should Complete the Business Entity Questionnaire?

     6        Instructions for Specific Questions on the Business Entity Questionnaire

     10       Who Must Submit a Principal Questionnaire?

     11       Instructions for Specific Questions on the Principal Questionnaire

     12       Answers to Frequently Asked Questions

                                     PREFACE

The City of New York spends approximately one-quarter of its annual budget on a vast array of goods, services and construction and must be sure that the contracting process is efficient, effective and fair.

One of the resources the City uses to make well-informed decisions when selecting a vendor is the VENDEX questionnaires. These forms elicit background information from vendors who bid on all contracts or subcontracts valued at $100,000 or more, sole source contracts valued at $10,000 or more and/or whose aggregate business with the City in the preceding 12 months totals $100,000 or more. The information obtained from the Business Entity Principal, Not-For-Profit Organization, Individual and Subcontractor Questionnaires is part of the automated Vendor Information Exchange System (VENDEX). VENDEX includes performance evaluation information on vendors who do business with the City, vendors who have had problems in their past dealings with the City, and financial, contract and bid information from other City computer systems. VENDEX provides the City with comprehensive management information so that we can better serve the needs of the citizens of New York City.

This guide provides instructions to assist you in completing and submitting the Business Entity and Principal Questionnaires. If you require further assistance, you should contact the agency with whom you arc doing business, or contact the Vendex Unit at (212) 788-0010.

             BUSINESS ENTITY AND PRINCIPAL QUESTIONNAIRE DEFINITIONS

AFFILIATE
An entity in which the parent (see definition) of the contractor owns more than fifty percent of the voting stock, or an entity in which a group of principal owners which owns more than fifty percent of the contractor also owns more than fifty percent of the voting stock.

AGENCY OR GOVERNMENT AGENCY
Any Federal, State, City or other local agency, including departments, offices, quasi-public agencies, public authorities and corporations, boards of education and higher education, public development corporations, local development corporations and others.

BOARD OF RESPONSIBILITY
Any board which may pass upon the responsibility of a bidder; or any board which has the authority to review a poor performance certification. Such boards include the New York City. Board of Responsibility, the Board of Review of the New York City Board of Education, and the Panel of Responsibility of the New York City School Construction Authority, as well as any other boards of responsibility convened by any other governmental or quasi-governmental entities in New York City, by whatever name known.

BUSINESS ADDRESS
Principal executive offices and the primary place of business in the New York City metropolitan area, if different.

BUSINESS ADDRESSES AND PHONE NUMBERS*
Business addresses and main phone number of the three largest extant sites at which work would occur in connection with the proposed contract, based on the number of persons to be employed at each site. (See also specific instructions for answering question 3)

BUSINESS ENTITY ("BUSINESS")
Any profit-seeking business including corporations, limited and general partnerships, joint ventures, individual (sole) proprietorships, and others.

OTHER BUSINESS ENTITY ("BUSINESS")
A business that controls or is controlled by, the one submitting the questionnaire.

THIS BUSINESS ENTITY ("BUSINESS")
The business submitting the Business Entity Questionnaire.

CONTRACT
Any agreement between an agency, elected official or the council and a contractor, or any agreement between such a contractor and a subcontractor which
(a) is for the provision of goods, services, or construction and has a value that wheat aggregated with the values of all other such agreements with the same contractor or subcontractor during the immediately preceding 12 month period is valued at $100,000 or more; or (b) is for the provision of goods, services or construction, was awarded on a "sole source" basis and is valued at $10,000 or more; or (c) is a concession and has a value that when aggregated with the value of all other contracts held by the same concessionaire is valued at $100,000 or more; or (d) is a franchise.

----------
* Due to possible legislative change, this definition will not be effective until February 26,1992.

CONTRACT #
The number assigned by the ice of the Comptroller when a contract is registered.

CONTRACTOR
All individuals, sole proprietorships, partnerships, joint ventures or corporations who enter into a contract with an agency, elected official or the council.

CONTROL
The business submitting the questionnaire is controlled by another business when

   -  the other business owns 10 percent or mom of the voting stock, or
   -  the other business directs or has the right to direct daily operations, or
   - the same person is a principal in both businesses and directs or has the right to direct daily operations of the business submitting the question

The business submitting the questionnaire controls another business when

   -  it owns 10 percent or more of the voting stock of the other business, or
   -  it directs or has the right to direct daily operations, or
   - the same person is a principal in both businesses and directs or has the right to direct daily operations of the other business.

EIN
Employer Identification Number (tax identification number) assigned to firms by the Federal government for tax proposes.

IMMEDIATE FAMILY
Includes self, spouse, children, grandchildren, parents, brothers, sisters, grandparents, mother-in-law, father-in-law, brother-in-law and sister-in-law.

INVESTIGATION
Any inquiries made by any government agency, with the exception of background investigations for employment, and Federal, State, and City inquiries into tax returns.

JOINT VENTURE
A one-time grouping of two or more persons engaged in the joint conduct of a particular transaction for mutual profit; or, a corporation which has joined with other individuals or corporations within the corporate framework in some specific undertaking.

LOBBYING
The term "lobbying" or "lobbying activities" means any attempt to influence the preparation of contract specifications, solicitation, award or administration of a contract, lease, franchise, concession, grant or other agreement or benefit by the mayor, a deputy mayor and/or other officer or employee of the City.

NASDAQ
National Association of Securities Dealers Automated Quotations

NOT-FOR-PROFIT ORGANIZATION ("ORGANIZATION")
Any group incorporated under the New York State Not-for-Profit Corporation Law, or registered with the Secretary of the State as a not-for-profit organization in accordance with article 13 of that law.

OFFICER
Any individual who serves as chief executive officer, chief financial officer, or chief operating officer of the contractor or subcontractor by whatever titles known.

PARENT
An individual, partnership, joint venture or corporation which owns morn than 50% of the voting stock of the connector.

PRINCIPAL OWNER
An individual, partnership, joint venture or corporation which holds a 10 percent or greater ownership interest in a contractor or subcontractor.

SHARE (SPACE, STAFF, EQUIPMENT, EXPENSES, ETC.)
To have or use in common with one or mom other business(es) or not-for-profit organization(s). (See also specific instructions for answering Question 5A) .

SUBCONTRACT
Any contract between a subcontractor and a contractor:

SUBCONTRACTOR
An individual, sole proprietorship, partnership, joint venture or corporation which is engaged by a connector pursuant to a contract.

SSN
Social security number. Pursuant to Local Law 5 of 1991, a contractor's social security number must be provided to an agency, elected official or the council entering into a contract as part of the administration of the taxes administered by the Commissioner of Finance for the purpose of establishing the identification of persons affected by such taxes.

          WHEN MUST A BUSINESS SUBMIT A BUSINESS ENTITY QUESTIONNAIRE?

1. Each business entity ("business') sad each subcontractor* must submit a questionnaire in the following circumstances:

   - a bid or proposal is submitted for any contract or subcontract valued at $100,000 or more
   - a bid or proposal is submitted for a contract valued at $10,000 or more that will be awarded through a sole source process
   - the aggregate business of the contractor or subcontractor over the preceding 12 months totals $100,000 or more.
   -  a when application is made for inclusion on a pre-qualified list.

2. If circumstances change after you submit the questionnaire but before you have signed the contract for which you submitted the questionnaire, and those changes affect any answers on the questionnaire, you must update only those answers on a new questionnaire, sign it and have it notarized. Submit the new questionnaire to the City agency.

3. If you have previously submitted a questionnaire (using the version that was revised January 1992) to this or any other City agency within the last three years and no answers have changed, complete pages 1 and 27 of a new questionnaire (cover page- and notarized Affidavit of No Change) only if you are under consideration for award on a subsequent contract. If any answer has changed to any question, update only those answers on a new questionnaire, sign it and have it notarized. Submit the new questionnaire to the City agency.

4. If you have previously submitted questionnaires but not the version dated January 1992, you must submit a new questionnaire.

             WHO SHOULD COMPLETE THE BUSINESS ENTITY QUESTIONNAIRE?

1. The person who knows the business best (the chief executive officer or the principal responsible for carrying out this contract) must complete the questionnaire, sign it and have it notarized.

2. Answer all questions completely. Answers must be typewritten or completed is ink. A response of N/A is NOT acceptable. If you need more, space, photocopy the appropriate page and attach it to the questionnaire. The City will notify you if an answer is incomplete. If this happens, you will have seven days to answer the question completely and resubmit it, unless otherwise specified. If you do not, it is possible that the City will not consider your bid or proposal for award.

3. If you answer "No" to a question, you do not have to provide any further information. If you answer "Yes", however, you must provide all the information requested in the particular question.

4. Keep a copy of the completed questionnaire for future reference.

----------
* For bids and proposals with a due date through December 31, 1992, subcontracts may submit a subcontractor questionnaire. For bids and proposals with a due date on or after January 1, 1993, subcontractors must submit a business entity questionnaire.

    INSTRUCTIONS FOR SPECIFIC QUESTIONS ON THE BUSINESS ENTITY QUESTIONNAIRE

QUESTION 3.*
List the addresses and main business telephone number of the three largest extant sites at which it is anticipated that work would occur in connection with the proposed contract. The term 'largest' refers to the number of persons to be employed at each site. The addresses and main business telephone number of all principal places and primary places of business in the New York City metropolitan area where the contractor has conducted business within the prior five years, if different from those already provided, must also be listed.

If you are submitting this questionnaire as part of an application to be on a bidders or pre-qualified list, rather than as part of a bid or proposal for a specific contract, and at the time of submission you can identify the sites at which work would occur under any contract you might be awarded, list the three largest of those sites. If this information changes after you have submitted the questionnaire but before you have signed any contract awarded as a result of your pre-qualification, submit a changed questionnaire to the agency with which you are pre-qualified. It is not necessary to submit a changed questionnaire if you have applied for inclusion on a bidders list unless you have submitted a bid or proposal in response to a specific solicitation.

If you cannot, at the time of the pre-qualification or application for inclusion on a bidders list, identify the sites that you would use under a resulting contract, list only the information requested for all principal and primary places of business in the New York City metropolitan area where you have conducted business within the prior five years, if different from those already provided. If and when you are considered for the award of a contract as a result of being on, a pre-qualified list or a bidders list, at that time submit a changed questionnaire identifying the three largest sites at which work will occur under that contract, to the agency awarding the contract

QUESTION 4.
If the business is a corporation, note the date and the state of incorporation; if a partnership, note the date the partnership agreement was filed, or if a sole proprietorship or any other type of organization, note the date the business became active.

QUESTION 5A.
In answering this question, ALL sites at which the submitting business conducts business should be considered, not just those sites which would be utilized under the proposed contract, and not just those specific addresses which are identified elsewhere in the VENDEX Questionnaires.

SPACE should be considered to be shared when any part of the floor space utilized by the submitting business at any of its sites is also utilized on a regular or intermittent basis for any purpose by any other business or not-for-profit organization, and where there is no lease or sublease in effect between the submitting business and any other business or not-for-profit organization that is sharing space with the submitting business.

STAFF should be considered to be shared when any individual provides the services of an employee, whether paid or unpaid, to the submitting business and also, on either a regular or irregular basis, provides the services of an employee, paid or unpaid, to one or more other business(es) and/or not-for-profit organization(s), if such services are provided during any part

----------
* Due to possible legislative change, these instructions will not be effective until February 26, 1992 of the same hours the individual is providing services to the submitting business or if such services are provided on an alternating or interchangeable basis between the submitting business and the other business(es) or not-for-profit organization(s). "The services of an employee" should be understood to include services of any type or level, including managerial or supervisory. This type of sharing may include, but is not limited to, individuals who provide the following services: telephone answering, receptionist, delivery, custodial, and driving.

EQUIPMENT should be considered to be shared whenever the submitting business shares the ownership and/or the use of any equipment with any other business or not-for-profit organization. Such equipment may include, but is not limited to, telephones or telephone systems, photocopiers, computers, motor vehicles, and construction equipment. Equipment should not be considered to be shared under the following two circumstances: when, although the equipment is owned by another business or not-for-profit organization, the submitting business has entered into a formal lease for the use of the equipment and exercises exclusive use of the equipment; or when the submitting business owns equipment that it has formally leased to another business or not-for-profit organization, and for the duration of such lease the submitting business has relinquished all right to the use of such leased equipment

QUESTION 5B.
In answering this question, all sites at which the submitting business will conduct business or provide services in connection with the proposed contract should be listed. Do not list addresses already provided in response to Questions 1 and 3.

If you are submitting this questionnaire as part of an application to be on a bidders or pre-qualified list, rather than as part of a bid or proposal for a specific contract, answer "No". If and when you are considered for award of a contract as a result of being on that pre-qualified or bidders list and at that time you identify real property that you will use or occupy in accordance with the terms of Question 5B, submit a changed questionnaire providing that information to the agency awarding the contract.

QUESTION 6B.
You do not have to answer any questions about ethnicity or gender. They are used for statistical purposes only and will not be used to evaluate the bid or proposal.

Check the appropriate box to indicate which listed group controls 51 percent or more of the business. For example, if Blacks control 65 percent of the business, check the box 'Blacks'. If Asians control 35 percent of the business and Blacks control 25 percent, check the box 'Asian and Black'. If Asians control 20 percent of the business, Blacks 15 percent and Hispanics 25 percent, check the box 'Asian, Black and Hispanic'. If the business is a corporation listed on any national or regional stock exchange or on Nasdaq, answer the question based on the composition of the Board of Directors.

QUESTION 6D.
See definition of "principal owner" and "officer" in this guide. All principal owners and officers listed on Page 12, Section 6D must complete principal questionnaires, with the following exceptions:

   - If the business is a partnership, only the partners performing on the contract need to complete principal questionnaires.

   - If another business owns 10 percent or more of the issued stock, that business must complete a business entity questionnaire instead of a principal questionnaire. The principal owners and officers of that business however, need not complete principal questionnaires. That business should be listed in response to Question 9, not Question 6D.
   - If the principal owner is a corporate partnership, the corporate partnership must complete a business entity questionnaire and the principal owners and officers of that partnership complete principal questionnaires.

QUESTION 7.
New York City Agency means a city, county, borough or other office, position, administration, department, division, bureau, board, commission, authority, corporation, advisory committee or other agency of government, the expenses of which are paid in whole or in part from the city treasury, and shall include but not be limited to, the City Council, the offices of each elected official, the Board of Education, community school boards, community boards, the Financial Services Corporation; the Health and Hospitals Corporation, the Public Development Corporation, and the New York City Housing Authority, but shall not include any court or any corporation or institution maintaining or operating a public library, museum, botanical garden, arboretum, tomb, memorial building, aquarium, zoological garden or similar facility.

For the purposes of Question 7, "political party organization" should be considered to include any group organized for the purpose of promoting and/or working for a political party or for any individual candidate(s) for public office.

QUESTION 8.
See Definition of 'Control' in this guide.

QUESTION 9.
See Definition of 'Control' and 'Affiliate' in this guide.

QUESTION 12A-E.
If you check "Yes" to any item in Question 12, check and complete the relevant box(es) for the item(s) in Section 12, Page 18. For each one, provide the name and EIN of the business against which the government agency took action (either the business submitting this questionnaire or an affiliate named in response to Question 9), the name and address of the government agency and the date it took action, the name and telephone number of someone in the government agency to call for further information, the contract number (if applicable), and the reason for the action.

QUESTION 17-18.
Provide additional information only. For Question 17, do not repeat information offered in answer to Questions 12 through 16. For Question 18, do not repeat information offered in answer to Questions 12 through 17.

In responding to these questions, if you suspect that the submitting business, its principal owners and officers and/or its affiliates were the subject of an investigation but are unsure, answer "Yes" and attach an explanation of the reasons for your suspicion(s).

If you check "Yes," complete Section 17, page 21 or Section 18, page 22. Provide the name and EIN of each business (either the business submitting this questionnaire or an affiliate named in response to Question 9) or the name and SSN of any principal owner and officer involved, the name and address of the government agency that conducted the investigation, the name and telephone number of someone in the government agency to call for further information, the reason for the investigation and the date it began and the result if it is not pending.

QUESTION 19A-D AND 20A-F.
If you check "Yes" to any item in either Question 19 or Question 20, check and complete the relevant box(es) for the item(s) in Section 19, Page 23 or Section 20, Page 24. Provide the name, SSN and title of each individual or the name and EIN of the business (either the business submitting this questionnaire or an affiliate named in response to Question 9), the date charges were brought, the name and address of the court or forum, the case index or docket number, the nature of the charges and the date and the result of the case or charges if they are not pending. Also, for Question 19, check the appropriate box to indicate whether charges were brought before (check "former") or during (check "current") employment with the business.

For the purposes of Questions 20C and 20F, an administrative agency should be considered to be any governmental body charged with implementing particular federal, state, or local legislation, whether or not that legislation is central to the governmental body's mission. An "administrative, statutory or regulatory charge" occurs when any such agency charges a business with violating the agency's regulations. These charges include, but are not limited to, violations of workers' compensations Laws, OSHA violations and/or tax offenses brought before a tax commission.

QUESTION 22.
If you check "Yes", you must provide the name of the business(es) that provided you with assistance. If the same business provided assistance to you in more than one capacity, please state each capacity in which that business acted by listing the business multiple times. For example: if the business acted as attorney, consultant and lobbyist, the business must be listed three times and the appropriate function checked for each listing.

CERTIFICATION
A materially false statement willfully or fraudulently made in connection with this questionnaire may result in rendering the business submitting the questionnaire non responsible with respect to the present bid or future bids and, in addition, may subject the person making the false statement to criminal charges. The person who answered these questions must sign this page in the presence of a notary public.

The business submitting the questionnaire must also report to the contracting agency, information on all subcontractors that will work on the proposed contract.

DATE BUSINESS BEGAN IN NEW YORK CITY
If you are currently doing business in New York City, employing capital in the City, owning or leasing property in the City or maintaining an office in the City, enter the date that you commenced such activity in the City.

AFFIDAVIT OF NO CHANGE
The person who knows the business best (the chief executive officer or principal owner or officer responsible for carrying out this contract) should review the questionnaire previously submitted and complete this page only, if each answer to every question remains unchanged, including those that are contract specific.* This person must also report to the contracting agency all subcontractors that will work on the proposed contract.

----------
* On the Business Entity Questionnaire, Questions 3, 5B, 7B and 22 are contract specific.

                   WHO MUST SUBMIT A PRINCIPAL QUESTIONNAIRE?

1. All principal owners and officers listed on page 12, Section 6D of the Business Entity Questionnaire must complete a Principal Questionnaire with the following exceptions:

   - if another business owns 10 percent or more of the issued stock that business must complete a business entity questionnaire instead of a principal questionnaire. The principal owners and officers of that business, however, need not complete principal questionnaires.
   - If the business is a partnership, only the partners performing on the contract need to complete principal questionnaires.

The City, in its sole discretion, may require that other principal owners and officers of the business entity complete principal questionnaires.

2. If circumstances change after you submit the questionnaire but before the contract for which you submitted the questionnaire is signed, and those changes affect any answers on the questionnaire, you must update only those answers on a new questionnaire, sign it and have it notarized. Submit the new questionnaire to the City agency.

3. If you have previously submitted a questionnaire (using the version that was revised January 1992) to this or any other City agency within the last three years and no answers have changed, complete page 13 of a new questionnaire (notarized Affidavit of No Change). If any answer to any question has changed, update only those answers on a new questionnaire, sign it and have it notarized. Submit the changed questionnaire to the City agency.

4. Answer all questions completely. Answers must be typewritten or completed in ink. A response of NIA is NOT acceptable. If you need more space, photocopy the appropriate page and attach it to the questionnaire. City will notify you if an answer is incomplete. If this happens, you will have seven days to answer the question completely and resubmit it, unless otherwise specified.

5. If you answer "No" to a question, you do not have to provide any further information. If you answer "Yes", however, you must provide all the information requested in the particular question.

6. Keep a copy of the completed questionnaire for future reference.

       INSTRUCTIONS FOR SPECIFIC QUESTIONS ON THE PRINCIPAL QUESTIONNAIRE

QUESTION 7 A-E.
If you check "Yes" to any item in question 7, check and complete the relevant box(es) for the item(s) in Section 7, Page 7. For each one, provide the name and EIN of the business in which you were a principal when the government agency took action, your title in the business, the name of the government agency and the date it took action, the contract number ('if applicable), and the reason for the action.

QUESTION 9A-F.
If you check "Yes" to any item in Question 9, check and complete the relevant box(es) for the item(s)-in Section 9, Page 8. Provide the date the charges were brought, the name and address of the court or forum, the case index or docket number, the nature of the charges and the date and the result of the case or charges if they are not pending.

QUESTION 10A-B.
In responding to these questions, if you suspect that you or any of the business(es) or organizations) listed in response to Question 5 have been the subject of an investigation but are unsure, answer "Yes" and attach an explanation of the reasons for your suspicion(s).

Provide additional information only. Do not repeat information offered in answer to Questions 7 through 9. If you check "Yes," complete Section 10A, Page 9 or
Section 10B, Page 10. Provide the name and address of the government agency that conducted the investigation, the name and telephone number of someone in the government agency to call for further information, the reason for the investigation and the date it began and the result if it is not pending. If 10B is checked "Yes", also provide the name and EIN of the business in which you were a principal when the business was under investigation.

QUESTION 11.
New York City Agency means a city, county, borough or other office, position, administration, department, division, bureau, board, commission, authority, corporation, advisory committee or other agency of government, the expenses of which are paid in whole or in part from the city treasury, and shall include but not be limited to, the City Council, the offices of each elected official, the Board of Education, community school boards, community boards, the Financial Services Corporation, the Health and Hospitals Corporation, the Public Development Corporation, and the New York City Housing Authority, but shall not include any court or any corporation or institution maintaining or operating a public library, museum, botanical garden, arboretum, tomb, memorial building, aquarium, zoological garden or similar facility.

For the purposes of Question 11, "political party organization" should be considered to include any group organized for the purpose of promoting and/or working for a political party or for any individual candidate(s) for public office.

CERTIFICATION
A materially false statement willfully or fraudulently made in connection with this questionnaire may result in rendering the business submitting the questionnaire non responsible with respect to the present bid or future bids and, in addition, may subject the person making the false statement to criminal charges. The person who answered these questions must sign this page in the presence of a notary public.

AFFIDAVIT OF NO CHANGE
The person who answered the questions on the questionnaire previously submitted should review the questionnaire and complete this page only if each answer to every question remains unchanged.

                      ANSWERS TO FREQUENTLY ASKED QUESTIONS

QUESTION: If a VENDEX Questionnaire revised I/90 has already bean completed and submitted within the last three years and the vendor is submitting a bid on a new contract, does the version revised 1/92 have to be completed and submitted?

ANSWER: The questionnaires were revised to ask for additional information as required by Local Law 5 of 1991. As a result, any bidders or proposers responding to solicitations on or after January 1,1992 must complete the version revised 1/92.

QUESTION: If a company is a foreign based company, does it have to complete a questionnaire?

ANSWER: Any business that is required to complete a questionnaire mast do so regardless of where the business is based.

QUESTION: If a local division of a foreign based company will be responsible for carrying out the terms of the contract, does the foreign company have to fill out a business questionnaire or may the division fill one out?

ANSWER: Because the foreign based company is the contracting entity, the foreign based company must complete the business questionnaire.

QUESTION: If a trust or an estate is a parent company or a principal of the submitting business, do questionnaires need to be completed?

ANSWER: The person who serves as the administrator of the trust or estate must complete the appropriate questionnaire.

QUESTION: If a holding company created for tax purposes is a parent or principal, does it have to complete a questionnaire?

ANSWER: Any business that is required to complete a questionnaire must do so regardless of why the company was formed.

QUESTION: If a business has a large number of subsidiaries, do all of them have to be listed on the questionnaire?

ANSWER: All subsidiaries of a business completing a questionnaire must be disclosed. However, if the business has a list of subsidiaries containing the same information as requested on the questionnaire, that list may be submitted as an attachment in lieu of completing the appropriate section on the questionnaire.

                                 LOGO COVER PAGE

--------------------------------------------------------------------------------
                          BUSINESS ENTITY QUESTIONNAIRE
--------------------------------------------------------------------------------
The Vendor Information Exchange System (VENDER) questionnaires have been developed to collect information from vendors who wish to do business with the City. This information is collected to ensure that the City obeys the mandate of the New York City Charter to do business only with responsible vendors.

All questions on these questionnaires must be answered and the answers typewritten or printed in ink. If you need more space to answer any question, make as many photocopies of the appropriate page(s) as necessary and attach them to the questionnaire. Refer to the booklet "A Vendor's Guide To VENDEX" for specific instructions for completing this questionnaire and for a definition of terms. Terms or phrases which are defined are written in bold face throughout the questionnaire. If you have not received a copy of this booklet or if you have additional questions that the booklet does not answer, contact the VENDEX unit at (212) 788-0010. COMPLETE THIS QUESTIONNAIRE CAREFULLY AND COMPLETELY. FAILURE TO SUBMIT A COMPLETE QUESTIONNAIRE MAY MEAN THAT YOUR BID OR PROPOSAL WILL BE REJECTED AS NOT-RESPONSIVE AND IT WILL NOT BE CONSIDERED FOR AWARD.
--------------------------------------------------------------------------------
                                COMPLETE THIS BOX
--------------------------------------------------------------------------------

New York City Agency____________________________ PIN____________________________

                                                   Procurement Identification #

Bureau/Division_________________________________________________________________

Name of Business
Submitting the Questionnaire____________________________________________________
                            (Check One)
Type of Submission:         1. / / Fully Completed Questionnaire
                            2. / / Changed Questionnaire
                            3. / / Affidavit of No Change (Complete and submit
                                   page 1 and 27 only)

If 2. or 3. checked, provide submission date of fully completed questionnaire ___/___/___

                                  (Check one)
EIN/SSN_____________________      / / Prime contractor         / / Subcontractor
                                 / / Entity related to prime (e.g. Parent)

--------------------------------------------------------------------------------
Name (Questionnaire or Affidavit of No Change completed by)     Title      Date
--------------------------------------------------------------------------------
           FOR AGENCY USE ONLY - THIS SECTION MUST BE FULLY COMPLETED
              WHETHER OR NOT THIS VENDOR WAS RECOMMENDED FOR AWARD
--------------------------------------------------------------------------------
                                                         VNC #__________________

Vendor Recommended For Award:___________________________ EIN/SSN________________

(Enter N/A/ if no solicitation)                      Business entity name
Is the business submitting this questionnaire related to this vendor?
         / / NO (ie: Unsuccessful bidder/propser)
         / / YES (ie: questionnaire completed in response to Question 6d or 9) Date approved ___/___/___

Questionnaire submitted in response to:  / / Bidder's List     / / Invitation for Bids
                                        / / RFP - attach      / /  RFQ for Pre-qualified List
Contract amount $____________________   Price Proposal Form   / /  Sole Source

Agency Contact______________________________________    Telephone_____________

--------------------------------------------------------------------------------
Number of Principal/Business Entity Questionnaires attached    ________________

Number of Questionnaires for subcontractors attached           ________________

--------------------------------------------------------------------------------

Business Entity Questionnaire - page 1 of 27                       Revised 11/97

--------------------------------------------------------------------------------
1.   Submitting business name___________________________________________________

     EIN/SSN____________________________

     Business address______________________________________________________ (1A)

     City/state/zip________________________________________________________

     Main business telephone (       )_____________________________________

     Check one   / / Own   / / Rent   / / Rent with option to buy           (1B)

     Local New York City address____________________________________________(1C)
     (if different)

     City/state/zip_________________________________________________________

     Local business telephone (       )________________________________

     Fax number               (       )________________________________     (ID)

     Number of employees now working in New York City:
         (Check one)                                                        (1E)
     / / 0 (No NYC presence)   / / 10 -19   / / 50 - 99   / / 450 or more
     / / 1 - 9                / / 20 - 49  / / 100 - 449
     Annual gross revenue                                                   (1F)
     (check one)

     / / $0 - 49,999        / / $625,000 - 849,999    / / $2,000,000 - 2,499,999
     / / $50,000 - 99,999   / / $850,000 - 999,999    / / $2,500,000 - 4,999,999
     / / $100,000 - 499,999 / / $1,000,000 - 1,499,999 / / $5,000,000 or more
     / / $500,000 - 624,999 / / $1,500,000 - 1,999,999

    Dun and Bradstreet number (if any)____________________________________ (1G)

     Other credit service name and number_________________________________  (1H)

--------------------------------------------------------------------------------
     2. / /  No       / / Yes    Does this business now, or has it in the past
                                 10 years, used an EIN, SSN, name, trade name or
                                 abbreviation other than the name or number
                                 listed in Question 1?
                                 If 'yes', provide details on Page 10,
                                 Section 2.
--------------------------------------------------------------------------------

     3. When did this bossiness move to its current address?____________________
                                                              (month, day, year)

     / / No / / Yes               Has this business been at it current address
                                  less than 5 years?

                                  List all other business addresses and phone
                                  numbers used by this business within the fast 5 years on Page 10, Section 3.
--------------------------------------------------------------------------------

Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 2 of 27                       Revised 11/97

                                              Business Entity E1N/SSN___________

--------------------------------------------------------------------------------
     4. Date this business was formed ____/____/____                        (4A)

     Type of organization (check one)                                       (4B)

     / / JOINT VENTURE              / / Sole Proprietorship
     / / Business Corporation
     State in which business was incorporated____________________           (4C)

     / / General Partnership                / / Limited Partnership

     County where partnership certificate/agreement filed____________       (4D)

     State where partnership certificate/agreement filed                    (4E)

     / / Other________________________________________________________      (4F)

     Type of business (check one)
     / / Construction          / / Distribution         / / Commercial Service
     / / Manufacturing        / / Retail               / / Professional Service

     / / Other__________________________________________________________

         / / No     / / Yes   Are there any counties in New York State,     (4G)
                              other than the county listed above, in which this business has filed a Certificate of Incorporation, a Certificate of Doing Business, or the equivalent? If 'yes', list all such New York counties on Page 11, Section 4G.

--------------------------------------------------------------------------------

     5.  / / No     / / Yes   a. Does this business share office space, staff,
                              equipment or expenses with any other business or not-for-profit organization? If 'yes', provide details for each such instance on Page 11, Section
                              5A.

         / / No     / / Yes   b. Will thus business use or occupy any real
                              property, other than the addresses fisted in response to Questions 1 and 3B., to carry out the temps of this contract? If 'Yes', provide details on Page 11, Section 5B.

         / / No     / / Yes   c. Does any principal owner or officer of this
                              business, as listed below in response to Question
                              6d, or any member of their IMMEDIATE FAMILY, have an ownership interest in any business that holds the title or lease to any real property used by this business in the New York metropolitan area?
                              If 'yes', provide details for each such instance on Page 11, Section 5C.

--------------------------------------------------------------------------------

Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 3 of 27                       Revised 11/97

                                              Business Entity E1N/SSN___________

--------------------------------------------------------------------------------
     6. / /  No    / / Yes    a. Is this business entity listed on any national
                              or regional stock exchange or on Nasdaq?
                              If 'yes', provide:

                              ------------------------------                (6A)
                                  Name of stock exchange

                              ------------------------------
                                  Listing on exchange

                              b. Check which of the following ethnic groups controls 51 percent or more of this business. (Check only one.)

                              / / Asian                            / / Asian and Black                (6B)
                              / / Black                            / / Asian and Hispanic
                              / / Caucasian (not Chassidic)        / / Asian, Black and Hispanic
                              / / Chassidic                        / / Black and Hispanic
                              / / Hispanic
                              / / Aleut, Eskimo or American Indian

                              c. Check which of the following gender groups controls 5.1 percent or more of this business. (Check only one.)

                              / / Male / / Female                           (6C)

                              d. LIST ALL PRINCIPAL OWNERS AND OFFICERS OF THIS BUSINESS ON PAGE 12, SECTION 6D. (Refer to "A Vendor's Guide To VENDEX" for instructions in completing this section and guidance regarding additional questionnaires that must be completed).

/ / No       / / Yes          e. Does any individual or other business have the
                              right to acquire ownership of the submitting business's stock within one year, pursuant to any stock option, warrant or right, or other similar arrangement, which if exercised, would constitute
                              10% of the outstanding stock when combined with such individual's or business's current holdings?
                              If 'yes', provide details for each such individual or business on Page 13, Section 6E.


/ / No       / / Yes          f. Has this business pledged or hypothecated 10
                              percent or more of its stock to another business
                              or individual to guarantee payment for a debt or
                              obligation? If 'yes', provide details on Page 13,
                              Section 6F.
--------------------------------------------------------------------------------

Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 4 of 27                       Revised 11/97

                                              Business Entity E1N/SSN___________

--------------------------------------------------------------------------------
     7.  / / No    / / Yes    a. is there any individual(s) now serving in a
                              managerial or advisory capacity to this business, whether or not as a principal owner or officer, who now serves, or within the past 5 years has served as:

                              - an elected or appointed official or officer (do not, however, include any individual who served solely as an unpaid member of one or more advisory committee(s) to a NEW YORK CITY AGENCY);

                              - a full or part-time employee in a NEW YORK CITY AGENCY if such employee had policy-making responsibility in his/her position;

                              - an officer of any political party organization in New York City; whether paid or unpaid?

                              If 'yes', provide details for each such individual on Page 14, Section 7A.

     / / No         / /  Yes  b. Is there any individual(s) now serving in a
                              management or advisory capacity to this business,
                              whether or not as a PRINCIPAL OWNER or OFFICER,
                              who serves or has served as a consultant or
                              advisor to a NEW YORK CITY AGENCY performing
                              services related to the solicitation of,
                              negotiation for, or operation/administration of
                              the proposed contract? Your answer should include
                              all attorneys, engineers, architects and all
                              others who meet the terms of the question. If
                              'yes', provide details for each such individual on
                              Page 14, Section 78.
--------------------------------------------------------------------------------
Refer to the definitions of CONTROL and AFFILIATE in "A Vendor's Guide to VENDEX" and check yes only if this business controls one or more other businesses that are not affiliates.

     8. / /  No     / /  Yes  Does this business CONTROL one or more other
                              businesses? If 'yes', provide details on Page 15,
                              Section 8:

--------------------------------------------------------------------------------
     9. / /  No     / / Yes   Does this business have ONE or MORE AFFILIATES,
                              and/or is it a subsidiary of, or controlled by, any other business? If 'yes', provide details on Page 16, Section 9.

--------------------------------------------------------------------------------
     10. / / No    / /  Yes   Has NEW YORK CITY awarded any contracts to this
                              business in the past 3 years? If 'yes', no other details are required.

--------------------------------------------------------------------------------
     11. / / No    / /  Yes   Has this BUSINESS, or ANY AFFILIATED business
                              fisted in response to Question 9, been a subcontractor on any contract with any NEW YORK
                              CITY AGENCY in the past 3 years? If 'yes', provide details on Page-17, Section 11.

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 5 of 27                       Revised 11/97

                                              Business Entity E1N/SSN___________

--------------------------------------------------------------------------------
     12. NOTE: An affirmative answer is required below whether the sanction arose automatically, by operation of law, or as a result of any action taken by a GOVERNMENT AGENCY. In the past 5 years, has this business and/or any AFFILIATED business listed in response to Question 9:

         / /  No    / /  Yes  a. been debarred by any GOVERNMENT AGENCY from
                              entering into contracts with that agency? If
                              'yes', provide details for each such instance on on Page 18, Section 12A.

         / /  No    / /  Yes  b. been found not responsible by any GOVERNMENT
                              AGENCY, and/or been a respondent before any type of NEW YORK CITY BOARD OF RESPONSIBILITY, and/or been the subject of a hearing before the New York
                              City Office of Administrative Trials and Hearings
                              (OATH), and/or is any such hearing now pending? If
                              'yes', provide details for each such instance on Page 18, Section 12B.

         / /  No    / /  Yes  c. been declared in default and/or terminated for cause on any contract, and/or had any contract, cancelled for cause? If 'yes', provide details for each such instance on Page 18, Section 12C.

         / /  No    / /  Yes  d. been denied the award of a contract and/or the opportunity to bid on a contract, including, but not limited to, failure to meet pre-qualification standards? If 'yes', provide details for each such instance on Page 18, Section 12D.

         / /  No    / /  Yes  e. been suspended by any government agency from
                              entering into any contract with it, and/or is any
                              action pending that could formally debar or
                              otherwise affect such business's ability to bid or
                              propose on contracts? If 'yes', provide details
                              for each such instance on Page 18; Section 12E.
--------------------------------------------------------------------------------
     13. / /  No    / /  Yes  In the past 3 years, has this business ever been unable to execute a contract with a GOVERNMENT
                              AGENCY because it could not or did not provide the
                              required security, including bid, payment, or
                              performance bonds or any alternative deemed
                              acceptable by the agency letting the contract? If
                              'yes', provide details for each such instance an
                              Page 19, Section 13.
--------------------------------------------------------------------------------
     14. / /  No    / /  Yes  In the past 5 years, has this business or any
                              affiliated business listed in response to Question
                              9 had any judgment or injunction obtained against
                              it in any judicial action or proceeding, initiated
                              by any GOVERNMENT AGENCY; elected official or the
                              New York City Council, and/or is any such action
                              or proceeding now pending; and/or has it been in
                              default at airy time in the past year on any
                              obligation to, or subject to any unsatisfied
                              judgment, injunction or lien obtained by a
                              GOVERNMENT AGENCY, including, but not limited to,
                              judgments based on taxes owed and fines and
                              penalties assessed by any GOVERNMENT AGENCY? If
                              'yes', provide details for each such obligation,
                              judgment, injunction or lien on Page 19, Section
                              14.
--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 6 of 27                       Revised 11/97

                                              Business Entity E1N/SSN___________

--------------------------------------------------------------------------------

     15. / /  No    / /  Yes  Has this business or any AFFILIATED business
                              listed in response to Question 9 filed a
                              bankruptcy petition and/or been the subject of
                              involuntary bankruptcy proceedings during the past
                              7 years, and/or for any portion of the last 7 year
                              period been in a state of bankruptcy as a result
                              of bankruptcy proceedings initiated more than 7
                              years ago, and/or is any such business now the
                              subject of any pending bankruptcy proceedings,
                              whenever initiated? If 'yes', provide details for
                              each such instance on Page 20, Section 15.
--------------------------------------------------------------------------------
     16.                      In the past 5 years, has this business, any of its
                              OWNERS OR OFFICERS listed in Section 6d, or any
                              AFFILIATED business listed in response to Question
                              9:

         / /  No    / /  Yes  a. had any permit, license, concession, franchise or lease terminated for cause or revoked? If
                              'yes', provide details for each such termination or revocation on Page 20, Section 16A.

         / /  No    / /  Yes  b. been disqualified for cause as a bidder on any permit, license, concession, franchise or lease?
                              If 'yes', provide details for each such instance
                              on Page 20, Section 16B.
--------------------------------------------------------------------------------
     17. / /  No    / /  Yes  In addition to the information provided in
                              response to Questions 12 through 16, in the past 5
                              years, has this business and/or any of its OWNERS
                              AND/OR OFFICERS listed in Section 6d and/or any
                              AFFILIATED business listed in response to Question
                              9, been the subject of a criminal INVESTIGATION
                              and/or a civil anti-trust investigation by any
                              federal, state or local prosecuting or
                              INVESTIGATIVE AGENCY? And/or, in the past 5 years,
                              has any OWNER AND/OR OFFICER of any AFFILIATED
                              business listed in response to Question 9 been the
                              subject of a criminal Investigation and/or a civil
                              anti-trust INVESTIGATION by any federal, state or
                              local prosecuting or investigative agency, where
                              such investigation was related to activities
                              performed at, for, or on behalf of an AFFILIATED
                              business listed in response to Question 9? If
                              'yes', provide details for each such INVESTIGATION
                              on Page 21, Section 17.
--------------------------------------------------------------------------------
     18. / /  No    / /  Yes  In addition to the information provided in
                              response to Questions 12 through 17, in the past 5 years, has this business and/or any of its OWNERS
                              AND/OR OFFICERS listed in Section 6d and/or any AFFILIATED business listed in response to Question
                              9 been the subject of an INVESTIGATION by any GOVERNMENT AGENCY, including but not limited to federal, state and local regulatory agencies?
                              And/or, in the past 5 years, has any OWNER AND/OR
                              OFFICER of an AFFILIATED business listed in response to Question 9 been the subject of an INVESTIGATION by any GOVERNMENT AGENCY, including but not limited to federal, state and local regulatory agencies, for matters pertaining to that individual's position at or relationship to an AFFILIATED business fisted in response to Question 9? If 'Yes' provide details for each such INVESTIGATION on Page 22, Section 18.

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 7 of 27                       Revised 11/97

                                              Business Entity E1N/SSN___________

--------------------------------------------------------------------------------

     19. Has any current or former director, OWNER OR OFFICER as listed in Section 6d, or managerial employee of this business, either before or during such person's employment, or since such employment if the charges pertained to events that allegedly occurred during the time of employment by the submitting business, and allegedly related to the conduct of that business:

         / /  No    / /  Yes  a. any felony charge pending? If 'yes', provide
                              details for each such charge on Page 23 and check
                              Section 19A.

         / /  No    / /  Yes  b. any misdemeanor charge pending? If 'yes',
                              provide details for each such charge on Page 23 and check Section 19B.

         / /  No    / /  Yes  c. in the past 10 years, been convicted, after
                              trial or by plea, of any felony and/or any other crime, an element of which relates to truthfulness or the underlying facts of which related to the conduct of business? If 'yes' provide details for each such conviction on Page 23 and check Section
                              19C.


         / /  No    / /  Yes  d. in the past 5 years, been convicted, after
                              trial or by plea, of a misdemeanor? If 'yes',
                              provide details for each such conviction on Page
                              23 and check Section 19D.
--------------------------------------------------------------------------------

     20. Has this business, or any AFFILIATED business listed in response to Question 9:

         / /  No    / /  Yes  a. any felony charge pending? If 'yes', provide
                              details for each such charge on Page 24 and check
                              Section 20A.

         / /  No    / /  Yes  b. any misdemeanor charge pending? If 'yes',
                              provide details for each such charge on Page 24 and check Section 20B.

         / /  No    / /  Yes  c. any administrative charge pending? If 'yes',
                              provide details for each such charge on Page 24 and check Section 20C.

         / /  No    / /  Yes  d. in the past 10 years, been convicted, after
                              fiat or by plea, of any felony, or of any other crime, an element of which relates to truthfulness or the underlying facts of which related to the conduct of business? If 'yes', provide details for each such conviction on Page 24 and check Section
                              2000.

         / /  No    / /  Yes  e. in the past 5 years, been convicted, after
                              trial or by plea, of a misdemeanor? If 'yes', provide details for each such conviction on Page
                              24 and check Section 20E.

         / /  No    / /  Yes  f. in the past 5 years, been found in violation of any administrative, statutory, or regulatory provisions? If 'yes', provide details for each such occurrence on gage 24 and check Section 20F.

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 8 of 27                       Revised 11/97

                                              Business Entity E1N/SSN___________

--------------------------------------------------------------------------------

     21. / /  No    / /  Yes  In the past 5 years, has this business or any of its OWNERS OR OFFICERS listed in Section 6d, or
                              any other AFFILIATED business listed in response
                              to Question 9 had any sanction imposed as a result
                              of judicial or administrative proceedings with
                              respect to any professional license held? If
                              'yes', provide details for each such instance on
                              Page 25, Section 21.
--------------------------------------------------------------------------------

     22. / /  No    / /  Yes  Did anyone other than this business's employees, help this business prepare is bid or proposal or
                              provide any assistance undertaken for the purpose
                              of obtaining this contract? Provide information
                              on, but do not limit yourself to, individuals or
                              firms who provided technical assistance, such as
                              consultants and/or attorneys, and individuals or
                              finds who provided advocacy, representation,
                              lobbying, or other non-technical assistance, such
                              as expediters, lobbyists, and/or architecture and
                              engineering firms. If 'yes', provide details for
                              each such individual or firm on Page 25, Section
                              22.
--------------------------------------------------------------------------------

     23. / /  No    / /  Yes  For the past 5 tax years, has this business failed to file any required tax returns or failed to pay any applicable federal, state or New York City taxes or other assessed New York City charges, including but not limited to water and sewer charges? If 'yes', provide details for each such year on Page 25, Section 23.

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 9 of 27                       Revised 11/97

                                              Business Entity E1N/SSN___________

--------------------------------------------------------------------------------
SECTION 2.

Other name, trade name or abbreviation__________________________________________

--------------------------------------------------------------------------------

Other EIN/SSN___________________________________________________________________

Dates in use ____/____/____ to ____/____/____

--------------------------------------------------------------------------------

Other name, trade name or abbreviation__________________________________________

Other EIN/SSN___________________________________________________________________

Dates in use ____/____/____ to ____/____/____

--------------------------------------------------------------------------------
Other name, trade name or abbreviation

Other EIN/SSN

Dates in use ____/____/____ to ____/____/____

================================================================================
SECTION 3.

(Check one) / / Current / / Former

Street address_________________________________________    Phone________________

City/state/zip__________________________________________________________________

--------------------------------------------------------------------------------
(Check one) / / Current / / Former

Street address__________________________________________   Phone________________

City/state/zip__________________________________________________________________

--------------------------------------------------------------------------------
(Check one) / / Current / / Former

Street address__________________________________________   Phone________________

City/state/zip__________________________________________________________________

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 10 of 27                      Revised 11/97

                                              Business Entity E1N/SSN___________

--------------------------------------------------------------------------------
SECTION 4G.
Certification Type___________________________________________ County____________

                                                              Date ____/____/___

Certification Type___________________________________________ County____________

                                                              Date ____/____/___
--------------------------------------------------------------------------------
SECTION 5A.
Business name_________________________________________________EIN_______________

Address_________________________________________________________________________

                                                                  City/state/zip

Check item(s) shared:    / / Space    / / Staff     / / Equipment   / / Expenses

Business name________________________________________________ EIN_______________

Address_________________________________________________________________________

                                                                  City/state/zip

Check item(s) shared:    / / Space   / / Staff     / / Equipment    / / Expenses

--------------------------------------------------------------------------------
SECTION 5B.
Lessor/owner of property________________________________________________________

Address________________________________________________________________________

                                                                  City/state/zip

Named business or individual is:    / / Lessor                / / Owner
--------------------------------------------------------------------------------
Lessor/owner of property_______________________________________________________

Address________________________________________________________________________

                                                                  City/state/zip

Named business or individual is:    / / Lessor                / / Owner

--------------------------------------------------------------------------------
SECTION 5C.
Individual name_________________________________________________________________

Title in business_________________________ Nature of Relationship_______________

Relationship is with:               / / Lessor                / / Owner
--------------------------------------------------------------------------------
Individual name_________________________________________________________________

Title in business_________________________ Nature of Relationship_______________

Relationship is with:               / / Lessor                / / Owner
--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 11 of 27                      Revised 11/97

                                              Business Entity E1N/SSN___________

--------------------------------------------------------------------------------
SECTION 6D.
Name___________________________________________________ EIN/SSS_________________

If business:     / / For Profit            / / Not-For-Profit

Title_________________________    If partner:     / / General        / / Limited

Date of Birth ____/____/____

Address_________________________________________________________________________

City/state/zip__________________________________________________________________

Business telephone (____)____________________ Percent of ownership______________

--------------------------------------------------------------------------------

Name___________________________________________________ EIN/SSS_________________

If business:     / / For Profit            / / Not-For-Profit

Title_________________________    If partner:     / / General        / / Limited

Date of Birth ____/____/____

Address_________________________________________________________________________

City/state/zip__________________________________________________________________

Business telephone (____)_____________________Percent of ownership______________

--------------------------------------------------------------------------------

Name___________________________________________________ EIN/SSS_________________

If business:     / / For Profit            / / Not-For-Profit

Title_________________________    If partner:     / / General        / / Limited

Date of Birth ____/____/____

Address_________________________________________________________________________

City/state/zip__________________________________________________________________

Business telephone (____)____________________ Percent of ownership______________

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 12 of 27                      Revised 11/97

                                              Business Entity E1N/SSN___________

--------------------------------------------------------------------------------
SECTION 6E.
Name___________________________________________________ EIN/SSS_________________

Date of Birth ____/____/____ (if individual)

Business address________________________________________________________________

City/state/zip__________________________________________________________________

--------------------------------------------------------------------------------
Name___________________________________________________ EIN/SSS_________________

Date of Birth ____/____/____ (if individual)

Business address________________________________________________________________

City/state/zip__________________________________________________________________

--------------------------------------------------------------------------------
Name___________________________________________________ EIN/SSS_________________

Date of Birth ____/____/____ (if individual)

Business address________________________________________________________________

City/state/zip__________________________________________________________________

--------------------------------------------------------------------------------
SECTION 6F.
Name___________________________________________________ EIN/SSS_________________

Date of Birth ____/____/____ (if individual)

Percent pledged_____________                     Transaction date ____/____/____

--------------------------------------------------------------------------------
Name___________________________________________________ EIN/SSS_________________

Date of Birth ____/____/____ (if individual)

Percent pledged_____________                     Transaction date ____/____/____

--------------------------------------------------------------------------------

Name___________________________________________________ EIN/SSS_________________

Date of Birth ____/____/____ (if individual)

Percent pledged______________                    Transaction date ____/____/____

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 13 of 27                      Revised 11/97

                                              Business Entity E1N/SSN___________

--------------------------------------------------------------------------------
SECTION 7A.

Name_________________________________________  SSN______________________________

Date of Birth ____/____/____                Title in business___________________

City Agency or Political Party Organization_____________________________________

Title in Agency or Organization_________________________________________________

Check one:      / / Present City employee or official                / / Former

--------------------------------------------------------------------------------

Name__________________________________________ SSN______________________________

Date of Birth ____/____/____                Title in business___________________

City Agency or Political Party Organization_____________________________________

Title in Agency or Organization_________________________________________________

Check one:       / / Present City employee or official                / / Former

--------------------------------------------------------------------------------

Name__________________________________________ SSN______________________________

Date of Birth ____/____/____                Title in business___________________

City Agency or Political Party Organization_____________________________________

Title in Agency or Organization_________________________________________________

Check one:       / / Present City employee or official                / / Former

--------------------------------------------------------------------------------
SECTION 7B.

Name__________________________________________ SSN______________________________

Date of birth ____/____/____                Title in business___________________

Check one:       / / Present City consultant or advisor               / / Former

--------------------------------------------------------------------------------

Name__________________________________________ SSN______________________________

Date of birth ____/____/____                Title in business___________________

Check one:       / / Present City consultant or advisor               / / Former

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 14 of 27                      Revised 11/97

                                              Business Entity E1N/SSN___________

--------------------------------------------------------------------------------
SECTION 8

Name of business____________________________________________ EIN________________

                  / / For Profit            / / Not-For-Profit

Business address________________________________________________________________

City/state/zip__________________________________________________________________

Business telephone_____________________________ Type of business________________

--------------------------------------------------------------------------------

Name of business____________________________________________ EIN________________

                  / / For Profit            / / Not-For-Profit

Business address________________________________________________________________

City/state/zip__________________________________________________________________

Business telephone_____________________________ Type of business________________

--------------------------------------------------------------------------------

Name of business____________________________________________ EIN________________

                  / / For Profit            / / Not-For-Profit

Business address________________________________________________________________

City/state/zip__________________________________________________________________

Business telephone_____________________________ Type of business________________

--------------------------------------------------------------------------------

Name of business____________________________________________ EIN________________

                  / / For Profit            / / Not-For-Profit

Business address________________________________________________________________

City/state/zip__________________________________________________________________

Business telephone_____________________________ Type of business________________

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnaire - page 15 of 27                      Revised 11/97

                                         Business Entity EIN/SSN________________
--------------------------------------------------------------------------------
SECTION 9.

Use this box for Affiliated entities only.
Principal OWNERS AND OFFICERS must be listed for each AFFILIATED entity.

                                         / / For Profit  / / Not For-Profit

NAME OF BUSINESS _________________________________ EIN _________________________

Stock exchange name (if any) ________________  Exchange listing ________________

Business address _______________________________________________________________
                                                         City/state/zip

Business telephone ________________________ Type of business ___________________

Principal name _______________________________ SSN______________________________

Address ________________________________________________________________________
                                                 City/state/zip

Principal's business telephone__________________ Date of birth ___ /__ /___

Principal name__________________________________ SSN____________________________

Address ________________________________________________________________________
                                                 City/state/zip

Principal's business telephone__________________ Date of birth ____/___/___

Principal name___________________________________SSN____________________________

Address_________________________________________________________________________

                                                 City/state/zip

Principal's business telephone__________________ Date of birth ____/___/___

Principal name__________________________________ SSN____________________________

Address_________________________________________________________________________
                                                 City/state/zip

Principal's business telephone__________________ Date of birth ____/___/___

--------------------------------------------------------------------------------
Use this box for CONTROLLING entities only. Any business WHICH OWNS 10% or more of the submitting business's stock must complete a Business Entity Questionnaire.
                                         / / For Profit  / / Not For-Profit

NAME OF BUSINESS_________________________________EIN____________________________

Stock exchange name (if any) ________________ Exchange listing__________________

Business address________________________________________________________________
                                                 City/state/zip

Business telephone_________________________Type of business_____________________

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnarie - page 16 of 27                      Revised 11/97

                                CITY OF NEW YORK
                           SUBCONTRACTOR PROFILE FORM

--------------------------------------------------------------------------------
                        INSTRUCTIONS TO PRIME CONTRACTOR

A Subcontractor Profile Form must be completed for EACH subcontractor that will perform on the contract. Make additional copies of this form as needed.

--------------------------------------------------------------------------------
PRIME CONTRACTOR NAME                                / / EIN      / / SSN
                                                     #
--------------------------------------------------------------------------------
CONTRACT ID #                 PROCUREMENT ID # (PIN)

--------------------------------------------------------------------------------
                           [For data entry into ICCIS]

--------------------------------------------------------------------------------
SUBCONTRACTOR NAME                                   / / EIN      / / SSN
                                                     #
--------------------------------------------------------------------------------
SUBCONTRACTOR TO BE PAID DIRECTLY BY NEW YORK CITY?  / / Yes  / / No
--------------------------------------------------------------------------------
SUBCONTRACTOR BUSINESS ADDRESS

  ______________________________________________________________________________
     Number          Street             Borough/City            State
     Zip
--------------------------------------------------------------------------------
SUBCONTRACTOR BILLING ADDRESS (If different from above)

  ______________________________________________________________________________
     Number          Street             Borough/City            State
     Zip
--------------------------------------------------------------------------------
  SUBCONTRACTOR TELEPHONE (    ) __________________
--------------------------------------------------------------------------------
  SUBCONTRACTOR AMOUNT    $________________________
--------------------------------------------------------------------------------
  DESCRIPTION OF SUBCONTRACT

--------------------------------------------------------------------------------
        FORM       _____________________________________________________________
      COMPLETED       Name (Print)                       Title
         BY
                   _____________________________________________________________
                      Signature                          Date
--------------------------------------------------------------------------------

                                         Business Entity EIN/SSN________________
--------------------------------------------------------------------------------
SECTION 11.

Subcontractor   ________________________________ EIN____________________________

Name of prime contractor    ________________________ EIN________________________

Prime contractor telephone (______)_________________

City Agency  ____________________________________Contract #_____________________

Contract start date ___/___/___              Subcontract amount $_______________

--------------------------------------------------------------------------------

Subcontractor   _________________________________EIN____________________________

Name of prime contractor    _________________________EIN________________________

Prime contractor telephone (______)_________________

City Agency  ____________________________________Contract #_____________________

Contract start date ___/___/___              Subcontract amount $_______________

--------------------------------------------------------------------------------

Subcontractor   _________________________________EIN____________________________

Name of prime contractor    _________________________EIN________________________

Prime contractor telephone (______)_________________

City Agency  ____________________________________Contract #_____________________

Contract start date ___/___/___              Subcontract amount $_______________


--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnarie - page 17 of 27                      Revised 11/97

                                         Business Entity EIN/SSN _______________
--------------------------------------------------------------------------------
SECTION 12.

The following refers to Section:  / / 12A  / / 12B  / / 12C  / / 12D  / / 12E

Business name____________________________________________EIN____________________

Date of action:  From ___/___/___   To ___/___/___   Contract #_________________

Agency name and address_________________________________________________________

Agency contact_______________________________________Telephone__________________

Reason for action_______________________________________________________________

--------------------------------------------------------------------------------

The following refers to Section:  / / 12A  / / 12B  / / 12C  / / 12D  / / 12E

Business name____________________________________________EIN____________________

Date of action:  From ___/___/___   To ___/___/___   Contract #_________________

Agency name and address_________________________________________________________

Agency contact_______________________________________Telephone__________________

Reason for action_______________________________________________________________

--------------------------------------------------------------------------------

The following refers to Section:  / / 12A  / / 12B  / / 12C  / / 12D  / / 12E

Business name____________________________________________EIN____________________

Date of action:  From ___/___/___   To ___/___/___   Contract #_________________

Agency name and address_________________________________________________________

Agency contact_______________________________________Telephone__________________

Reason for action_______________________________________________________________

--------------------------------------------------------------------------------

The following refers to Section:  / / 12A  / / 12B  / / 12C  / / 12D  / / 12E

Business name____________________________________________EIN____________________

Date of action:  From ___/___/___   To ___/___/___   Contract #_________________

Agency name and address_________________________________________________________

Agency contact_______________________________________Telephone__________________

Reason for action_______________________________________________________________

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnarie - page 18 of 27                      Revised 11/97

                                         Business Entity EIN/SSN_______________
--------------------------------------------------------------------------------
SECTION 13.

Title of bid or proposal________________________________________________________
(Description of contract)
                             ___________________________________________________

Contracting agency____________________________Date of bid/proposal____/____/____

--------------------------------------------------------------------------------

Title of bid or proposal________________________________________________________
(Description of contract)
                             ___________________________________________________

Contracting agency____________________________Date of bid/proposal____/____/____

--------------------------------------------------------------------------------

Title of bid or proposal________________________________________________________
(Description of contract)

Contracting agency____________________________Date of bid/proposal____/____/____

--------------------------------------------------------------------------------

SECTION 14.

Business name________________________________________EIN________________________

Government agency_______________________________________________________________

Date of obligation _____/_____/_____   Amount of obligation $___________________

Check applicable box: / / default / / judgment/injunction / /lien / / taxes owed

--------------------------------------------------------------------------------

Business name________________________________________EIN________________________

Government agency_______________________________________________________________

Date of obligation _____/_____/_____   Amount of obligation $___________________

Check applicable box: / / default / / judgment/injunction / /lien / / taxes owed

--------------------------------------------------------------------------------

Business name________________________________________EIN________________________

Government agency_______________________________________________________________

Date of obligation _____/_____/_____   Amount of obligation $___________________

Check applicable box: / / default / / judgment/injunction / /lien / / taxes owed

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnarie - page 19 of 27                      Revised 11/97

                                         Business Entity EIN/SSN
                                                                 _______________
--------------------------------------------------------------------------------
SECTION 15.

Business name__________________________________EIN______________________________

Court name_____________________________________Date of filing ____/_____/____

Court address___________________________________________________________________
                                                           City/state/zip

Docket number _________________________        Date discharged _____/_____/_____

--------------------------------------------------------------------------------

SECTION 16A.

Business/individual name ______________________EIN/SSN__________________________

Agency_________________________    Date of termination or revocation ___/___/___

Specify what was terminated or revoked and the reason___________________________
___________________________________________________________________________

--------------------------------------------------------------------------------

Business/individual name_______________________EIN/SSN__________________________

Agency_________________________    Date of termination or revocation ___/___/___

Specify what was terminated or revoked and the reason___________________________
________________________________________________________________________________

--------------------------------------------------------------------------------

SECTION 16B.

Business/individual name_______________________EIN/SSN__________________________

Agency_________________________________Date of disqualification ____/____/____

Reason for disqualification_____________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------

Business/individual name_______________________EIN/SSN__________________________

Agency_________________________________Date of disqualification ____/____/____

Reason for disqualification_____________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnarie - page 20 of 27                      Revised 11/97

                                         Business Entity EIN/SSN________________
--------------------------------------------------------------------------------
SECTION 17.

Business/individual name_______________________EIN/SSN__________________________

Agency__________________________________________________________________________

Agency address__________________________________________________________________
                                                         City/state/zip

Agency contact__________________________________________________________________

Telephone (____)_____________________

Date of investigation ____/____/_____

Nature of investigation_________________________________________________________

Nature of investigation_________________________________________________________

--------------------------------------------------------------------------------

Business/individual name_______________________EIN/SSN__________________________

Agency__________________________________________________________________________

Agency address__________________________________________________________________
                                                         City/state/zip

Agency contact__________________________________________________________________

Telephone (____)_____________________

Date of investigation ____/____/_____

Nature of investigation_________________________________________________________

Nature of investigation_________________________________________________________

--------------------------------------------------------------------------------

Business/individual name_______________________EIN/SSN__________________________

Agency__________________________________________________________________________

Agency address__________________________________________________________________
                                                         City/state/zip

Agency contact__________________________________________________________________

Telephone (____)_____________________

Date of investigation ____/____/_____

Nature of investigation_________________________________________________________

Nature of investigation_________________________________________________________

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnarie - page 21 of 27                      Revised 11/97

                                         Business Entity EIN/SSN________________
--------------------------------------------------------------------------------
SECTION 18.

Business/individual name_______________________EIN/SSN__________________________

Agency__________________________________________________________________________

Agency address__________________________________________________________________
                                                         City/state/zip

Agency contact__________________________________________________________________

Telephone (____)_____________________

Date of investigation ____/____/_____

Nature of investigation_________________________________________________________

Nature of investigation_________________________________________________________

--------------------------------------------------------------------------------

Business/individual name_______________________EIN/SSN__________________________

Agency__________________________________________________________________________

Agency address__________________________________________________________________
                                                         City/state/zip

Agency contact__________________________________________________________________

Telephone (____)_____________________

Date of investigation ____/____/_____

Nature of investigation_________________________________________________________

Nature of investigation_________________________________________________________

--------------------------------------------------------------------------------

Business/individual name_______________________EIN/SSN__________________________

Agency__________________________________________________________________________

Agency address__________________________________________________________________
                                                         City/state/zip

Agency contact__________________________________________________________________

Telephone (____)_____________________

Date of investigation ____/____/_____

Nature of investigation_________________________________________________________

Nature of investigation_________________________________________________________

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnarie - page 22 of 27                      Revised 11/97

                                         Business Entity EIN/SSN_______________
--------------------------------------------------------------------------------
SECTION 19.

The following refers to Section:  / / 19A  / / 19B  / / 19C  / / 19D

Name___________________________________________SSN______________________________

                                            (Check one)         (Check one)
Title__________________________        Principal / / Yes        / / Former
                                                 / / No         / / Current

Date of charges ____/____/____   Court__________________________________________

Court address___________________________________________________________________
                                                         City/state/zip

Index or docket number__________________________________________________________

Nature of charges_______________________________________________________________

Result of charges_______________________________________________________________

--------------------------------------------------------------------------------

The following refers to Section:  / / 19A  / / 19B  / / 19C  / / 19D

Name___________________________________________SSN______________________________

                                            (Check one)         (Check one)
Title _________________________        Principal / / Yes        / / Former
                                                 / / No         / / Current

Date of charges ____/____/____   Court__________________________________________

Court address___________________________________________________________________
                                                         City/state/zip

Index or docket number__________________________________________________________

Nature of charges_______________________________________________________________

Result of charges_______________________________________________________________

--------------------------------------------------------------------------------

The following refers to Section:  / / 19A  / / 19B  / / 19C  / / 19D

Name___________________________________________SSN______________________________

                                            (Check one)         (Check one)
Title _________________________        Principal / / Yes        / / Former
                                                 / / No         / / Current

Date of charges ____/____/____   Court__________________________________________

Court address___________________________________________________________________
                                                         City/state/zip

Index or docket number__________________________________________________________

Nature of charges_______________________________________________________________

Result of charges_______________________________________________________________

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnarie - page 23 of 27                      Revised 11/97

                                         Business Entity EIN/SSN________________

SECTION 20.
--------------------------------------------------------------------------------
The following refers to Section:  / / 20A  / / 20B  / / 20C
                                  / / 20D  / / 20E  / / 20F

Name___________________________________________EIN/SSN__________________________

Date of charges ____/____/____   Court__________________________________________

Court address___________________________________________________________________
                                                         City/state/zip

Index or docket number_________________________

Nature of charges_______________________________________________________________

Result of charges________________________________________ Date_____/_____/______

--------------------------------------------------------------------------------

The following refers to Section:  / / 20A  / / 20B  / / 20C
                                  / / 20D  / / 20E  / / 20F

Name___________________________________________EIN/SSN__________________________

Date of charges ____/____/____   Court__________________________________________

Court address___________________________________________________________________
                                                         City/state/zip

Index or docket number_________________________

Nature of charges_______________________________________________________________

Result of charges________________________________________ Date_____/_____/______

--------------------------------------------------------------------------------

The following refers to Section:  / / 20A  / / 20B  / / 20C
                                  / / 20D  / / 20E  / / 20F

Name___________________________________________EIN/SSN__________________________

Date of charges ____/____/____   Court__________________________________________

Court address___________________________________________________________________
                                                         City/state/zip

Index or docket number_________________________

Nature of charges_______________________________________________________________

Result of charges________________________________________ Date_____/_____/______

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnarie - page 24 of 27                      Revised 11/97

--------------------------------------------------------------------------------
SECTION 21.

Name___________________________________________EIN/SSN__________________________

Date of hearing ____/____/____   Court  or Administrative tribunal______________

Address of court/tribunal_______________________________________________________
                                                         City/state/zip

Index /docket or reference number_______________________________________________

Reason for Sanction_____________________________________________________________

Result of Sanction__________________________________Date________________________

--------------------------------------------------------------------------------

SECTION 22.

Name___________________________________________EIN/SSN__________________________

Address_________________________________________________________________________

City/state/zip__________________________________________________________________

Check one:  / / Consultant  / / Attorney  / / Expediter  / / Lobbyist
            / / Other___________________________________________________________

--------------------------------------------------------------------------------

Name___________________________________________EIN/SSN__________________________

Address_________________________________________________________________________

City/state/zip__________________________________________________________________

Check one:  / / Consultant  / / Attorney  / / Expediter  / / Lobbyist
            / / Other___________________________________________________________

--------------------------------------------------------------------------------
SECTION 23.

Taxes were not filed for tax years:            19__  19__  19__  19__  19__

Taxes were not paid for tax years:             19__  19__  19__  19__  19__

Explanation_____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________
           _____________________________________________________________________

--------------------------------------------------------------------------------

Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Business Entity Questionnarie - page 25 of 27                      Revised 11/97

--------------------------------------------------------------------------------
                                  CERTIFICATION

A MATERIALLY FALSE STATEMENT WILLFULLY OR FRAUDULENTLY MADE IN CONNECTION WITH THIS QUESTIONNAIRE MAY RESULT IN RENDERING THE SUBMITTING BUSINESS ENTITY NOT RESPONSIBLE WITH RESPECT TO THE PRESENT BID OR FUTURE BIDS, AND, IN ADDITION, MAY SUBJECT THE PERSON MAKING THE FALSE STATEMENT TO CRIMINAL CHARGES.

I,___________________________ , being duly sworn, state that I have read and understand all the items contained in the foregoing 25 pages of this questionnaire and the following ____ pages of attachments; that I supplied full and complete answers to each item therein to the best of my knowledge, information and belief; that I will notify the Agency in writing of any change in circumstances occurring after the submission of this questionnaire and before the execution of the contract; that I will notify the Agency in writing of all subcontractors engaged pursuant to the current contract; and that all information supplied by me is true to the best of my knowledge, information and belief. I understand that the City will rely on the information supplied in this questionnaire as additional inducement to enter into a contract with the submitting business entity.

Do you certify that the submitting business entity was not founded or established or is not operated in a manner to evade the application or defeat the purpose of Section 6_116.2, subdivision b of the New York City Administrative Code, and is not the successor, assignee or AFFILIATE of an entity which is ineligible to bid or propose on contracts or against which a proceeding to determine eligibility to bid or propose on contracts is pending? / / No / / Yes.

Sworn to before me
this    day of        19


-----------------------------
Notary Public

                                       -----------------------------------------
                                       Name of submitting business

                                       Date business began in New York City*

                                       _______/_______/_______
                                       by

                                       -----------------------------------------
                                       Print name

                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Title

                                       _______________/__________/______________
                                       Date

  ___ to "A Vendor's Guide to VENDEX"
--------------------------------------------------------------------------------

Business Entity Questionnarie - page 26 of 27                      Revised 11/97

--------------------------------------------------------------------------------
                             AFFIDAVIT OF NO CHANGE

COMPLETE THIS AFFIDAVIT ONLY WHEN A VENDEX BUSINESS ENTITY QUESTIONNAIRE (REVISED JANUARY 2002) HAS BEEN PREVIOUSLY COMPLETED AND SUBMITTED.

Business name__________________________________EIN/SSN__________________________

Address_________________________________________________________________________

City/state/zip__________________________________________________________________

Current proposal/bid submitted to_______________________________________________
                                            New York  City Agency
________________________________________________________________________________
I,______________________________________________________________________________
                                       Print Name
of______________________________________________________________________________
                            Print Name of business entity

affirm that the above referenced VENDEX Questionnaire was submitted to_____________________________________________on_______________________________
           New York City Agency                              Date

and was true as signed, and that since the above date nothing has occurred which changed in any way any response to that Questionnaire. I also understand that it is my responsibility as ___ contractor to notify the Agency in writing of all subcontractors engaged pursuant to the current contract.

Do you certify that the submitting business entity was not founded or established or is not operated in a manner to evade the application or defeat the purpose of Section 6_116.2, subdivision b of the New York City Administrative Code, and is not the successor, assignee or AFFILIATE of an entity which is ineligible to bid or propose on contracts or against which a proceeding to determine eligibility to bid or propose on contracts is pending? / / No / / Yes.

Sworn to before me            Submitted by:_____________________________________
this   day of   19                         Print name

                                           -------------------------------------
                                           Signature
-------------------------------
Notary Public                              -------------------------------------
                                           Title

                                           _______/_______/_______
                                           Date

                                           _______/_______/_______
                                           Date business began in New York City*

  ___ to "A Vendor's Guide to VENDEX"
--------------------------------------------------------------------------------

Business Entity Questionnarie - page 27 of 27                      Revised 11/97

[LOGO]
[GRAPHIC]

                                     VENDEX

Principal
Questionnaire
(For Principals of
Business Entities)

Revised January 1992

[SEAL]   CITY OF NEW YORK
         MAYOR'S OFFICE OF CONTRACTS

                             PRINCIPAL QUESTIONNAIRE
--------------------------------------------------------------------------------
The Vendor Information Exchange System (VENDEX) questionnaires have been developed to collect information from vendors who wish to do business with the City. This information is enacted to ensure that the City obeys the mandate of the New York City Charter to do business ___ with responsible vendors.

All questions on these questionnaires must be answered and the answers typewritten or printed in ink. If you need more space to answer any question, make as many photocopies of the appropriate page(s) as necessary and attach them to the questionnaire. Refer to the booklet "A Vendor's Guide To VENDEX" for specific instructions for completing this questionnaire and for a definition of terms. Terms or phrases which are defined are written in BOLD FACE throughout the questionnaire. If you have not received a copy of this booklet or if you have additional questions that the booklet does not answer, contact the VENDEX Unit at 212-788-0010. COMPLETE THIS QUESTIONNAIRE CAREFULLY AND COMPLETELY. FAILURE TO SUBMIT A COMPLETE QUESTIONNAIRE MAY MEAN THAT YOUR BID OR PROPOSAL WILL BE REJECTED AS NON-RESPONSIVE AND IT WILL NOT BE CONSIDERED FOR AWARD.

--------------------------------------------------------------------------------

New York City Agency _________________________________________________________

Bureau/Division ______________________________________________________________

Business Submitting ______________________________ EIN/SSN _________________
the Business Entity Questionnaire

                                          Type of Submission
                                          (Check one)
                                          1.  / /  Fully Completed Questionnaire

                                          2.  / /  Changed Questionnaire

If 2. checked, provide submission date of fully completed questionnaire _______/_______/____

--------------------------------------------------------------------------------
NAME (Principal Questionnaire completed by)             Title        Date

--------------------------------------------------------------------------------

1.   Principal name ______________________________ SSN _______________________

     Date of birth ______/_______/____

     Home address ______________________________________________________

     City/state/zip __________________________________________________________

     Business address ________________________________________________________

     City/state/zip ____________________________________________________

     Telephone _______________________________________________________________

     Other present address(es) _______________________________________________

     City/state/zip ____________________________________________________

     / / List of other addresses and telephone numbers attached.
--------------------------------------------------------------------------------

Principal Questionnaire - page 1 of 13                              Revised 1/92

                                                   Principal SSN _______________

2. Positions held in submitting business and starting date of each (check all applicable)

/ /  President                            / /  Treasurer             ___/___/___
        ___/___/___                       / /  Shareholder           ___/___/___
/ /  Chairman of Board                    / /  Secretary       ___/___/___
        ___/___/___                       / /  Partner               ___/___/___
/ /  Chief Exec. Officer                  / /                           /   /
        ___/___/___                          ___________________________/___/___
/ /  Chief Financial Officer                              (OTHER)
        ___/___/___
/ /  Vice President
        ___/___/___

--------------------------------------------------------------------------------
3.  / /  No  / /  Yes   Do you have an equity Do you have an equity interest in
                        the business submitting the questionnaire?
                        If "yes", provide details on Page 6, Section 3.

--------------------------------------------------------------------------------
4.  / /  No  / /  Yes   Are there any outstanding loans, guarantees or any other
                        form of security or lease or any other type of contribution made in whole or in part between you and the business submitting the questionnaire?
                        If 'yes', provide details on Page 6, Section 4.

--------------------------------------------------------------------------------
5.  / /  No  / /  Yes   Within the past 3 years have you been a PRINCIPAL OWNER
                        OR OFFICER of any business or not-for-profit organization other than the one submitting the questionnaire?
                        If 'yes', provide details on Page 6, Section 5.

--------------------------------------------------------------------------------
6.  / /  No  / /  Yes   Has New York City awarded any contracts to a business or
                        organization listed in Section 5 in the past 3 years while you were a PRINCIPAL OWNER OR OFFICER?
                        If 'yes', provide details on Page 6, Section 6.

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked 'YES'. If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Principal Questionnaire - page 2 of 13                              Revised 1/92

                                                   Principal SSN _______________

7.  NOTE:      An affirmative answer is required below whether the sanction arose automatically, by operation of law or as a result of any action taken by a GOVERNMENT AGENCY. In the past 5 years, have you and/or any affiliated businesses or not-for-profit organizations listed in Section 5 in which you have been a PRINCIPAL OWNER OR OFFICER:

/ /  No  / /  Yes       a.   been debarred by any GOVERNMENT AGENCY from
                             entering into contracts with that agency?
                             If 'yes', provide details for each such instance on Page 7 and check Section 7A.

/ /  No  / /  Yes       b.   been found not responsible by any GOVERNMENT
                             AGENCY; and/or been a respondent before any type of NEW YORK CITY BOARD OF RESPONSIBILITY, and/or been the subject of a hearing before the New York City
                             Office of Administrative Trials and Hearings
                             (OATH); and/or is any such hearing now pending?
                             If 'yes', provide details for each such instance on Page 7 and check Section 7B.

/ /  No  / /  Yes       c.   been declared in default and/or terminated for
                             cause on any contract, and/or had any contract cancelled for cause?
                             If 'yes', provide details for each such instance on Page 7 and check Section 7C.

/ /  No  / /  Yes       d.   been denied the award of a contract and/or the
                             opportunity to bid on a contract, including, but not limited to, failure to meet pre-qualification standards?
                             If 'yes', provide details for each such instance on Page 7 and check Section 7D.

/ /  No  / /  Yes       e.   been suspended by any GOVERNMENT AGENCY from
                             entering into any contract with it; and/or is any action pending that could formally debar or otherwise affect such business's ability to bid or propose on contracts?
                             If 'yes', provide details for each such instance on Page 7 and check Section 7E.

--------------------------------------------------------------------------------
8.  / /  No  / /  Yes        Have any of the businesses or organizations listed
                             in response to Question 5 filed a bankruptcy petition and/or been the subject of involuntary bankruptcy proceedings during the past 7 years, and/or for any portion of the last 7 year period, been in a state of bankruptcy as a result of bankruptcy proceedings initiated more than 7 years ago and/or is any such business now the subject of any pending bankruptcy proceedings, whenever initiated? If 'yes', provide details for each such instance on Page 7, Section 8.

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.

Principal Questionnaire - page 3 of 13                              Revised 1/92

                                                   Principal SSN _______________

9.  / /  No  / /  Yes   a.   Is there any felony charge pending against you?
                             If 'yes', provide details for each such charge on Page 8 and check Section 9A.

/ /  No  / /  Yes       b.   Is there any misdemeanor charge pending against
                             you?
                             If 'yes', provide details for each such charge on Page 8 and check Section 9B.

/ /  No  / /  Yes       c.   Is there any administrative charge pending against
                             you?
                             If 'yes', provide details for each such charge on Page 8 and check Section 9C.

/ /  No  / /  Yes       d.   In the past 10 years, have you been convicted,
                             after trial or by plea, of any felony, or of any other crime, an element of which relates to truthfulness or the underlying facts of which related to the conduct of business?
                             If 'yes', provide details for each such conviction on Page 8 and check Section 9D.

/ /  No  / /  Yes       e.   In the past 5 years, have you been convicted, after
                             trial or by plea, of a misdemeanor?

                             If 'yes', provide details for each such conviction on Page 8 and check Section 9E.

/ /  No  / /  Yes       f.   In the past 5 years, have you been found in
                             violation of any administrative or statutory charges?

                             If 'yes', provide details for each such occurrence
                             on Page 8 and check Section 9F.
--------------------------------------------------------------------------------
10. / /  No  / /  Yes   a.   In addition to the information provided in response
                             to Questions 7 through 9, in the past 5 years have you been the subject of a criminal investigation and/or a civil anti-trust INVESTIGATION by any federal, state or local prosecuting or investigative AGENCY and/or the subject of an INVESTIGATION where such INVESTIGATION was related to activities performed at, for, or on behalf of the submitting business entity and/or an AFFILIATED business fisted in response to Question 5? If
                             'yes', provide details for each such investigation on Page 9, Section 10A.

    / /  No  / /  Yes   b.   In addition to the information provided in response
                             to Questions 7 through 9, in the past 5 years, has
                             any business or organization listed in response to
                             Question 5, been the subject of a criminal
                             INVESTIGATION and/or a civil anti-trust
                             INVESTIGATION and/or any other type of
                             investigation by any government agency, including
                             but not limited to federal, state, arid local
                             regulatory agencies while you were a PRINCIPAL
                             OWNER or OFFICER? If 'yes', provide details for
                             each such investigation on Page 10, Section 10B.
--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Principal Questionnaire - page 4 of 13                              Revised 1/92

                                                   Principal SSN _______________

11. / /  No  / /  Yes        In the past 5 years, have you or this business, or
                             any other AFFILIATED business listed in response to Question 5 had any sanction imposed as a result of judicial or administrative proceedings with respect to any professional license held? If 'yes', provide details for each such instance on Page 11, Section
                             11.

--------------------------------------------------------------------------------
12. / /  No  / /  Yes        Do you presently serve, or have you within the past
                             5 years served as:

                        -- an elected or appointed official or officer (do not, however, include positions in which you served solely as an unpaid member of one or more advisory committee(s) to a NEW YORK CITY AGENCY);

                        -- a full or part-time employee in a NEW YORK CITY AGENCY with policy-making responsibility in your position;

                        -- an officer of any political party or organization in New York City, whether paid or unpaid?

                             If 'yes', provide details for each such instance on Page 11, Section 12.

--------------------------------------------------------------------------------
13. / /  No  / /  Yes        For the past 5 tax years, have you failed to file
                             any required tax returns or failed to pay any applicable federal, state or New York City taxes or other assessed New York City charges, including but not limited to water and sewer charges? If 'yes', provide details for each such year on Page 11,
                             Section 13.

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy the appropriate page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Principal Questionnaire - page 5 of 13                              Revised 1/92

                                                   Principal SSN _______________

SECTION 3.
Total percent of stock you hold _____________________________________
                                 (if sole proprietorship, enter 100%)
Purchase date  ____/_____/____

--------------------------------------------------------------------------------

SECTION 4.
/ /  Loan Amount _________________       / /  Lease Amount ___________________

/ /  Guarantee Amount ____________       / / ______________ Amount _____________
                                                (Other)

/ /  Security Amount _________    / / ________________ Amount _______________
                                                (Other)

--------------------------------------------------------------------------------

SECTION 5.
Business name ________________________           EIN ________________________

/ /  For Profit      / /  Not-For-Profit         Telephone __________________

Your title __________________________________________________________________

Address _____________________________________________________________________
                                                 City/state/zip
Affiliated from _____/_____/_____  to  _____/_____/_____

Business name ________________________           EIN ________________________

/ /  For Profit      / /  Not-For-Profit         Telephone __________________

Your title __________________________________________________________________

Address _____________________________________________________________________
                                                 City/state/zip

Affiliated from _____/_____/_____  to  _____/_____/_____

--------------------------------------------------------------------------------

Business name ________________________           EIN ________________________

/ /  For Profit      / /  Not-For-Profit         Telephone __________________

Your title __________________________________________________________________

Address _____________________________________________________________________
                                                 City/state/zip

Affiliated from _____/_____/_____  to  _____/_____/_____

--------------------------------------------------------------------------------

SECTION 6.
Business name ________________________           EIN ________________________

Business name ________________________           EIN ________________________

Business name ________________________           EIN ________________________

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Principal Questionnaire - page 6 of 13                              Revised 1/92

                                                   Principal SSN _______________

SECTION 7.

The following refers to Section:  / /  7A  / /  7B  / /  7C  / /  7D  / /  7E

Business name ________________________           EIN ________________________

Your title ______________________ Date of Action: From __/__/__  to  __/__/__

Agency __________________________________ Contact # _________________________

Reason for action ___________________________________________________________

--------------------------------------------------------------------------------

The following refers to Section:  / /  7A  / /  7B  / /  7C  / /  7D  / /  7E

Business name ________________________           EIN ________________________

Your title ______________________ Date of Action: From __/__/__  to  __/__/__

Agency __________________________________ Contact # _________________________

Reason for action ___________________________________________________________

--------------------------------------------------------------------------------

The following refers to Section:  / /  7A  / /  7B  / /  7C  / /  7D  / /  7E

Business name ________________________           EIN ________________________

Your title ______________________ Date of Action:  From __/__/__  to  __/__/__

Agency __________________________________ Contact # _________________________

Reason for action ___________________________________________________________

--------------------------------------------------------------------------------
SECTION 8.

Business name ________________________           EIN ________________________

Court _______________________________ Filing date  _____/______/_____

Court Address _______________________________________________________________
                                                 City/state/zip

Index or docket number ________________ Date discharged ______/_____/_____

--------------------------------------------------------------------------------

Business name ________________________           EIN ________________________

Court ______________________________ Filing date  _____/______/_____

Court Address _______________________________________________________________
                                                 City/state/zip

Index or docket number _____________    Date discharged ______/_____/_____

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Principal Questionnaire - page 7 of 13                              Revised 1/92

                                                   Principal SSN _______________

SECTION 9.

The following refers to Section:  / / 9A  / / 9B  / / 9C  / / 9D  / / 9E  / / 9F

Date of charges ___/___/___

Court _______________________________________________________________________

Court address _______________________________________________________________
                                                            City/state/zip

Docket number ______________________   Nature of charges ____________________

Result of charges _________________________________________ Date  ___/____/__

--------------------------------------------------------------------------------

The following refers to Section:  / / 9A  / / 9B  / / 9C  / / 9D  / / 9E  / / 9F

Date of charges ___/___/___

Court _______________________________________________________________________

Court address _______________________________________________________________
                                                            City/state/zip

Docket number ______________________   Nature of charges ____________________

Result of charges ________________________________________  Date  ___/____/__

--------------------------------------------------------------------------------

The following refers to Section:  / / 9A  / / 9B  / / 9C  / / 9D  / / 9E  / / 9F

Date of charges ___/___/___

Court _______________________________________________________________________

Court address _______________________________________________________________
                                                            City/state/zip

Docket number ______________________   Nature of charges ____________________

Result of charges ________________________________________  Date  ___/____/__

--------------------------------------------------------------------------------

The following refers to Section:  / / 9A  / / 9B  / / 9C  / / 9D  / / 9E  / / 9F

Date of charges ___/___/___

Court _______________________________________________________________________

Court address _______________________________________________________________
                                                            City/state/zip

Docket number ______________________   Nature of charges ____________________

Result of charges _________________________________________ Date  ___/____/__

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Principal Questionnaire - page 8 of 13                              Revised 1/92

                                                   Principal SSN _______________

SECTION 10A.

Agency ______________________________________________________________________

Agency address ______________________________________________________________
                                                            City/state/zip

Agency contact ______________________________________________________________

Telephone  (______)__________

Date of investigation ___/___/___

Nature of investigation _____________________________________________________

Result of investigation _____________________________________________________

--------------------------------------------------------------------------------

Agency ______________________________________________________________________

Agency address ______________________________________________________________
                                                            City/state/zip

Agency contact ______________________________________________________________

Telephone  (______)__________

Date of investigation ___/___/___

Nature of investigation _____________________________________________________

Result of investigation _____________________________________________________

--------------------------------------------------------------------------------

Agency ______________________________________________________________________

Agency address ______________________________________________________________
                                                            City/state/zip

Agency contact ______________________________________________________________

Telephone  (______)__________

Date of investigation ___/___/___

Nature of investigation _____________________________________________________

Result of investigation _____________________________________________________

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Principal Questionnaire - page 9 of 13                              Revised 1/92

                                                   Principal SSN _______________

SECTION 10B.

Business name __________________________________ EIN ________________________

Agency ______________________________________________________________________

Agency address ______________________________________________________________
                                                            City/state/zip

Agency contact ______________________________________________________________

Telephone  (______)__________

Date of investigation ___/___/___

Nature of investigation _____________________________________________________

Result of investigation _____________________________________________________

--------------------------------------------------------------------------------

Business name __________________________________ EIN ________________________

Agency ______________________________________________________________________

Agency address ______________________________________________________________
                                                            City/state/zip

Agency contact ______________________________________________________________

Telephone  (______)__________

Date of investigation ___/___/___

Nature of investigation _____________________________________________________

Result of investigation _____________________________________________________

--------------------------------------------------------------------------------

Business name __________________________________ EIN ________________________

Agency ______________________________________________________________________

Agency address ______________________________________________________________
                                                            City/state/zip

Agency contact ______________________________________________________________

Telephone  (______)__________

Date of investigation ___/___/___

Nature of investigation _____________________________________________________

Result of investigation _____________________________________________________

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------

Principal Questionnaire - page 10 of 13                             Revised 1/92

                                                   Principal SSN _______________

SECTION 11.

Name ___________________________________________ EIN/SSN ____________________

Date of hearing ___/___/___  Court or Administrative tribunal _______________

Address of court/tribunal ___________________________________________________
                                                            City/state/zip

Index /docket or reference number __________________

Reason for Sanction ______________________________________________________

Result of Sanction _______________________________________  Date ____________

--------------------------------------------------------------------------------

SECTION 12.

Title in business ___________________________________________________________

City agency name ____________________________________________________________

Title in City agency ________________________________________________________

--------------------------------------------------------------------------------

Title in business ___________________________________________________________

City agency name ____________________________________________________________

Title in City agency ________________________________________________________

--------------------------------------------------------------------------------

Title in business ___________________________________________________________

City agency name ____________________________________________________________

Title in City agency ________________________________________________________

--------------------------------------------------------------------------------

SECTION 13.
Taxes were not filed for tax years      19___   19___   19____   19____   19____

Taxes were not filed for tax years      19___   19___   19____   19____   19____

Explanation _________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

--------------------------------------------------------------------------------
Provide a detailed response to all questions checked "YES". If you need more space, photocopy this page and attach it to the questionnaire.
--------------------------------------------------------------------------------
Principal Questionnaire - page 11 of 13                             Revised 1/92

                            CONTRACT NO. ___________

================================================================================

                              THE CITY OF NEW YORK
                            DEPARTMENT OF SANITATION

================================================================================

   CONTRACT FOR FURNISHING ALL LABOR AND MATERIAL NECESSARY AND REQUIRED FOR:


                       EXPORT OF MUNICIPAL SOLD WASTE FROM
                             THE BOROUGH OF BROOKLYN

                               PIN # 82700WD00124

================================================================================

                    ----------------------------------------
                                   Contractor

     _______________________________________________________________________

                  Dated________________________________________

     _______________________________________________________________________

                 Assigned to ___________________________________

================================================================================

                               APPROVED AS TO FORM
                         CERTIFIED AS TO LEGAL AUTHORITY

                    ----------------------------------------
                           Acting Corporation Counsel

                          Dated_______________________

================================================================================

                           EXAMINED AND FOUND CORRECT

                    ----------------------------------------
                                 Contract Clerk
                                   Comptroller

================================================================================

                       ENTERED IN THE COMPTROLLER'S OFFICE

                   Dated ____________________________________


                    ----------------------------------------
                           First Assistant Bookkeeper

================================================================================

                                                                   EXHIBIT 10.10

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                          BID SHEET AND SIGNATURE PAGE.

A.   INSTRUCTIONS FOR THE COMPLETION OF THE BID SHEET.

     * The price entered adjacent to the PRICE PER TON shall be the price that the Bidder will charge the City for the acceptance and disposal of one (1) ton of municipal solid waste ("MSW").

     ** The number of tons entered adjacent to the MAXIMUM DELIVERABLE TONNAGE OF MUNICIPAL SOLID WASTE PER DAY shall be the maximum number of tons of MSW that the Bidder will accept from the City on any day for disposal at the putrescible solid waste transfer station or solid waste management facility designated in its bid at its bid price.

     *** The bidder shall insert the name of the PUTRESCIBLE SOLID WASTE TRANSFER STATION OR SOLID WASTE MANAGEMENT FACILITY at which the bidder will accept MSW from the City at its bid price.

        PRICE PER TON*                               $ 68.50/ton
        ---------------------------------------------------------------------------
        MAXIMUM DELIVERABLE TONNAGE OF
        MUNICIPAL SOLID WASTE PER DAY**              **700** TONS
        ---------------------------------------------------------------------------
        PUTRESCIBLE SOLID WASTE TRANSFER STATION OR  IESI NY Corporation -
        SOLID WASTE MANAGEMENT FACILITY ***          577 Court St. Transfer Station
        ---------------------------------------------------------------------------

B.   By signing this bid, the bidder agrees that the Burma Provisions constitute
     material provisions of this Contract   /X/ YES / / NO (MANDATORY CHECKMARK)

C. By signing this bid, the bidder agrees that the MacBride Provisions constitute. material provisions of this Contract
                                          /X/ YES / / NO (MANDATORY CHECKMARK)

Bidder:   IESI NY Corporation

By:
       -------------------------------------------------------------------------
         (Signature of partner, corporate officer, or individual bidder)

Title:       Vice President Region Manager

FOR CORPORATIONS ONLY:
Attestation:

       (    Corporate    )
                                          --------------------------------------
       (    Seal         )                Secretary of Corporate Bidder

       The affidavit on the following page must be subscribed and sworn to before a Notary Public or Commissioner of Deeds.

                                                                        MODULE B

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                                BIDDER AFFIDAVIT

STATE OF New Jersey
                               ss:
COUNTY OF Hudson

Kevin M. Finn, being duly sworn, says:
(CHOOSE ONLY ONE OF THE FOLLOWING THREE OPTIONS; CHECK BOX AND COMPLETE)

/X/  Corporation Bidder:

          I am the Vice President Region Manager of the above named corporation whose name is subscribed to and which executed the foregoing bid. I reside at 3 Wexford Ct., Mendam, NJ 07945

          I have knowledge of several matters stated in the bid, and they are in all respects true.

/ /  Partnership or Joint Venture (Unincorporated Organization)

          I am a member of _______________________________________________, the
          partnership or joint venture described in and which executed the foregoing bid. I subscribed the name of the partnership or joint venture on its behalf, and the several matters stated in the bid are in all respects true.

/ /  Individual Bidder:

          I am the person described in and who executed the foregoing bid and the several matters stated in the bid are in all respects true.


--------------------------------------------------------------
         (SIGNATURE OF THE PERSON WHO SIGNED THE BID)

PRINT NAME: Kevin M. Finn

PRINT TITLE: Vice President Region Manager

               Subscribed and sworn to before me this 14 day of February, 2000.

                -------------------------------------------
                Notary Public
                      BARBARA GRAPIN
                NOTARY PUBLIC OF NEW JERSEY
             MY COMMISSION EXPIRES APR. 29, 2002

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                    AFFIRMATION OF NON-DEBT (TAX AFFIRMATION)

     The undersigned proposer or bidder affirms and declares that said proposer or bidder is not in arrears to the City of New York upon debt, contract or taxes and is not a defaulter, as surety or otherwise, upon obligation to the City of New York, and has not been declared not responsible, or disqualified, by any agency of the City of New York, nor is there any proceeding pending relating to the responsibility or qualification of the proposer or bidder to receive public contracts except:

          NONE
Full name of Proposer or Bidder IESI NY- Corporation
Address 2 Commerce St.,
City Bayonne   State NJ   Zip Code 07002

CHECK ONE BOX AND INCLUDE THE APPROPRIATE NUMBER:

/ /  A - Individual or Sole Proprietorship
               SOCIAL SECURITY NUMBER___________________________________________
/ /  B - Partnership, Joint Venture or other unincorporated organization
               EMPLOYER IDENTIFICATION NUMBER___________________________________
/X/  C - Corporation  .
               EMPLOYER IDENTIFICATION NUMBER     13-3960687

By:
   ---------------------------------------
                Signature

Vice President Region Manager

                 Title

            If a corporation place seal here.
            Must be signed by an officer or duly authorized representative.

----------

          Under the Federal Privacy Act the furnishing of Social Security Numbers by bidders on City contracts is voluntary. Failure to provide a Social Security Number will not result in a bidder's disqualification. Social Security Numbers will be used to identify bidders, proposers or vendors to ensure their compliance with laws, to assist the City in enforcement of laws businesses which seek City contracts.

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

                          ARTICLE 18 - ENTIRE AGREEMENT

This written Agreement, including any attachment or references which have been incorporated in this Contract, contains all the terms and conditions agreed upon by the parties hereto, and no other agreement, oral or otherwise, regarding the subject matter of this Contract shall be deemed to exist or to bind the parties or to vary any of the terms contained in this Contract.

IN WITNESS WHEREOF: The NYCDOS Agency Chief Contracting Officer acting on behalf of the City, and the Contractor, have executed four original copies of this Contract. Two copies will remain with NYCDOS, the third will be filed with the Comptroller, and the fourth will be delivered to the Contractor.

               THE CITY OF NEW YORK
               acting by and through the Department of Sanitation

               By:
                  --------------------------------------------
                       Agency Chief Contracting Officer

               THE CONTRACTOR                            (Corporate Seal)

               By:
                  ------------------------------------
                                       Name

                  ------------------------------------
                                       Title

                                                                        MODULE D

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

               ACKNOWLEDGMENT BY AGENCY CHIEF CONTRACTING OFFICER

State of New York     )
                      )   ss:
County of New York    )

On this 4 day of August, 2000, before me personally came ____________________ to me known and known to me to be the Agency Chief Contracting Officer of the Department of Sanitation of the City of New York, the person described as such in and who as such executed the foregoing instrument and he acknowledged to me that he executed the same as Commissioner for the purpose therein mentioned.

               Subscribed and sworn to before me
               this 4 day of August, 2000


               -----------------------------------------
               Notary Public

                                                     MARGUERITE M. WARD
                                                    Commissioner of Deeds
                                                 City of New York No. 4-5072
                                            Certificate Filed in New York County
                                              Commission Expires June 19, 2002

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

                 ACKNOWLEDGMENT OF A PRINCIPAL OF A CORPORATION

State of New York     )

                      )   ss:

County of Richmond    )

On this 31st day of July, ________, before me personally came ________________ who being by me duly sworn, did depose and say that he resides in the city of ______________________ that he is the Vice President of the Corporation described as such in and which executed the foregoing instrument; that he knows the seal of said Corporation; that it was so affixed by order of the Board of Directors of said Corporation; and that he signed his or her name thereto by like order.

               Subscribed and sworn to before me

               this 31st day of July, ______________


               -----------------------------------------
               Notary Public

                        ACKNOWLEDGMENT OF AN INDIVIDUAL.

State of______________)

                      )   ss:

County of_____________)

On this ______ day of __________________ before me personally appeared ____________________________ to me known and known to me to be the person described as such in and who executed foregoing instrument and acknowledgment that he executed the same.

               Subscribed and sworn to before me

               this ______ day of ______________, ________

               ----------------------------------------------

               Notary Public

                 ACKNOWLEDGMENT OF A PRINCIPAL IF A PARTNERSHIP

State of______________)

                      )   ss:

County of_____________)

On this ______ day of __________, before me personally appeared
________________ to me known and known to me to be one of the members of the firm of ____________________, described as such in and who as such executed the foregoing instrument and he acknowledged to me that he executed the same as and for the act and deed of said firm.

               Subscribed and sworn to before me
               this ______ day of ____________ , _________

               ----------------------------------------------

               Notary Public

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

                               CONTRACT AUTHORITY

MAYOR'S CERTIFICATE NO: CBX __________________ DATED ___________

BUDGET DIRECTOR'S CERTIFICATE NO. ____________ DATED ___________


                            APPROPRIATION CERTIFICATE
                            DEPARTMENT OF SANITATION

In conformity with the provisions of Section 93c-3.0 of the Administrative Code of the City of New York, it is hereby certified that the estimated cost of the work, materials and supplies required by the within contract, amounting to $_______________
is chargeable to the budget of the Department of Sanitation as follows:

Agency: 827                  Budget Code: 1124

Unit of Appropriation 110    Object Code: 600

I further hereby certify that the specifications contained herein comply with the terms and conditions of the BUDGET.


                       ----------------------------------

                       ----------------------------------
                       for the Department of Sanitation


                            COMPTROLLER'S CERTIFICATE

The City of New York, _____________, __________
In pursuance of the provisions of Section 93c-3.0 of the Administrative Code of the City of New York, I hereby certify that there remains unapplied and unexpended a balance of the above mentioned fund applicable to this Contract sufficient to pay the estimated expense of executing this Contract, $______________


                       --------------------------------------
                       Comptroller of the City of New York

NOTE: A SECOND SERVICE AND SUPPLY AGREEMENT IDENTICAL TO THE AGREEMENT FILED AS THIS EXHIBIT 10.10 WAS ENTERED INTO BY IESI NY CORPORATION AND THE CITY OF NEW YORK ACTING BY AND THROUGH THE DEPARTMENT OF SANITATION. ATTACHED HERETO IS THE RELATED BID SHEET AND SIGNATURE PAGE.

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                          BID SHEET AND SIGNATURE PAGE.

A.   INSTRUCTIONS FOR THE COMPLETION OF THE BID SHEET.

     * The price entered adjacent to the PRICE PER TON shall be the price that the Bidder will charge the City for the acceptance and disposal of one (1) ton of municipal solid waste ("MSW").

     ** The number of tons entered adjacent to the MAXIMUM DELIVERABLE TONNAGE OF MUNICIPAL SOLID WASTE PER DAY shall be the maximum number of tons of MSW that the Bidder will accept from the City on any day for disposal at the putrescible solid waste transfer station or solid waste management facility designated in its bid at its bid price.

     *** The bidder shall insert the name of the PUTRESCIBLE SOLID WASTE TRANSFER STATION or SOLID WASTE MANAGEMENT FACILITY at which the bidder will accept MSW from the City at its bid price.

     PRICE PER TON*                                   $  69.50/ton
     ---------------------------------------------------------------------------

     MAXIMUM DELIVERABLE TONNAGE OF                        **950**
     MUNICIPAL SOLID WASTE PER DAY**                                       TONS
     ---------------------------------------------------------------------------
     PUTRESCIBLE SOLID WASTE TRANSFER STATION OR      IESI NY Corporation
     SOLID WASTE MANAGEMENT FACILITY***               110-120 50th St
                                                      Transfer Station
     ---------------------------------------------------------------------------

B. By signing this bid, the bidder agrees that the Burma Provisions constitute material provisions of this Contract
                                       /X/ YES    / / NO   (MANDATORY CHECKMARK)

C. By signing this bid, the bidder agrees that the MacBride Provisions constitute material provisions of this Contract
                                       /X/ YES    / / NO   (MANDATORY CHECKMARK)

Bidder:    IESI NY Corporation

By:
       -------------------------------------------------------------------------
           (Signature of partner, corporate officer, or individual bidder)

Title:     Vice President Region Manager

FOR CORPORATIONS ONLY:
Attestation:

         (         Corporate    )        --------------------------------
         (           Seal       )        Secretary of Corporate Bidder

       The affidavit on the following page must be subscribed and sworn to before a Notary Public or Commissioner of Deeds.

                                                                        MODULE B

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                                BIDDER AFFIDAVIT

STATE OF   New Jersey
                                ss:
COUNTY OF  Hudson

     Kevin M. Finn, being duly sworn, says:

(CHOOSE ONLY ONE OF THE FOLLOWING THREE OPTIONS; CHECK BOX AND COMPLETE)

/X/  Corporation Bidder:

     I am the Vice President Region Manager of the above named corporation whose name is subscribed to and which executed the foregoing bid. I reside at 3 Wexford Ct., Mendam, NJ 07945

     I have knowledge of several matters stated in the bid, and they are in all respects true.

/ /  Partnership or Joint Venture (Unincorporated Organization)

     I am a member of _____________________________________________________, the
     partnership or joint venture described in and which executed the foregoing bid. I subscribed the name of the partnership or joint venture on its behalf, and the several matters stated in the bid are in all respects true.

/ /  Individual Bidder:

     l am the person described in and who executed the foregoing bid and the several matters stated in the bid are in all respects true.


---------------------------------------------------------------
           (Signature of the person who signed the bid)

Print Name:   Kevin M. Finn

Print Title: Vice President Region Manager

     Subscribed and sworn to before me this 14th day of February, 2000.


           -------------------------------------
                    Notary Public

                                 BARBARA GRAPIN
                           NOTARY PUBLIC OF NEW JERSEY
                       MY COMMISSION EXPIRES APR. 29, 2002

                     NEW YORK CITY DEPARTMENT OF SANITATION
          EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

                    AFFIRMATION OF NON-DEBT (TAX AFFIRMATION)

     The undersigned proposer or bidder affirms and declares that said proposer or bidder is not in arrears to the City of New York upon debt, contract or taxes and is not a defaulter, as surety or otherwise, upon obligation to the City of New York, and has not been declared not responsible, or disqualified, by any agency of the City of New York, nor is there any proceeding pending relating to the responsibility or qualification of the proposer or bidder to receive public contracts except:

                     NONE

Full name of Proposer or Bidder  IESI NY Corporation

Address  2 Commerce St.

City  Bayonne                     State  NJ                  Zip Code  07002

CHECK ONE BOX AND INCLUDE THE APPROPRIATE NUMBER:

/ /   A - Individual or Sole Proprietorship*

      SOCIAL SECURITY NUMBER_________________________________________________

/ /   B - Partnership, Joint Venture or other unincorporated organization

              EMPLOYER IDENTIFICATION NUMBER

/X/   C - Corporation

      EMPLOYER IDENTIFICATION NUMBER              13-3960687

By:
   --------------------------------------------------
         Signature

         Vice President Region Manager
                  Title

          If a corporation place seal here.
          Must be signed by an officer or duly authorized representative.

----------

          * Under the Federal Privacy Act the furnishing of Social Security Numbers by bidders on City contracts is voluntary. Failure to provide a Social Security Number will not result in a bidder's disqualification. Social Security Numbers will be used to identify bidders, proposers or vendors to ensure their compliance with laws, to assist the City in enforcement of laws businesses which seek City contracts.

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

                          ARTICLE 18 - ENTIRE AGREEMENT

This written Agreement, including any attachment or references which have been incorporated in this Contract, contains all the terms and conditions agreed upon by the parties hereto, and no other agreement, oral or otherwise, regarding the subject matter of this Contract shall be deemed to exist or to bind the parties or to vary any of the terms contained in this Contract.

IN WITNESS WHEREOF: The NYCDOS Agency Chief Contracting Officer acting on behalf of the City, and the Contractor, have executed four original copies of this Contract. Two copies will remain with NYCDOS, the third will be filed with the Comptroller, and the fourth will be delivered to the Contractor.

            THE CITY OF NEW YORK
            acting by and through the Department of Sanitation


            By:
               --------------------------------------------------
                     Agency Chief Contracting Officer

            THE CONTRACTOR                     (Corporate Seal)


            By:
               --------------------------------------------------
                                      Name

            -----------------------------------------------------
                                      Title

                                                                        MODULE D

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

               ACKNOWLEDGMENT BY AGENCY CHIEF CONTRACTING OFFICER

State of New York          )
                           ) ss:
County of New York         )

On this 4th day of August, 2000, before me personally came Ronald Blendermann to me known and known to be the Agency Chief Contracting Officer of the Department of Sanitation of the City of New York, the person described as such in and who as such executed the foregoing instrument and he acknowledged to me that he executed the same as Commissioner for the purpose therein mentioned.

               Subscribed and sworn to before me
               this 4th day of August, 2000


                      /s/ Marguerite M. Ward
               ---------------------------------------------
               Notary Public


                                                     MARGUERITE M. WARD
                                                    Commissioner of Deeds
                                                 City of New York No. 4-5072
                                            Certificate Filed in New York County
                                              Commission Expires June 19, 2002

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

                 ACKNOWLEDGMENT OF A PRINCIPAL OF A CORPORATION

State of      New York              )
                           ) ss:
County of            Richmond       )

On this 31st day of July, before me personally came Kevin Finn who being by me duly sworn, did depose and say that he resides in the city of _________________; that he is the Vice President of the Corporation described as such in and which executed the foregoing instrument; that he knows the seal of said Corporation; that it was so affixed by order of the Board of Directors of said Corporation; and that he signed his or her name thereto by like order.

          Subscribed and sworn to before me           RONALD W. BLENDERMANN
          this 31st day of July, _____          Notary Public, State of New York
                                                         No. 43-4913621
                                                  Qualified in Richmond County
                                                Commission Expires Nov. 23, 2001
          ----------------------------------
          Notary Public

                         ACKNOWLEDGMENT OF AN INDIVIDUAL

STATE OF ___________________________)
                                    )   ss:
COUNTY OF___________________________)

On this ____ day of ____________, __, before me personally appeared ___________________ to me known and known to me to be the person described as such in and which executed the foregoing instrument and acknowledgment that he executed the same.

          Subscribed and sworn to before me
          this ____ day of _______________, ________


          ----------------------------------
          Notary Public


                 ACKNOWLEDGMENT OF A PRINCIPAL IF A PARTNERSHIP

State of ___________________________)
                                    )   ss:
County of___________________________)

On this ____ day of ____________, __, before me personally appeared ___________________ to me known and known to me to be one of the members of the firm of _______________________, described as such in and who as such executed the foregoing instrument and he acknowledged to me that he executed the same as and for the act and deed of said firm.

          Subscribed and sworn to before me
          this ____ day of _______________, ________


          ----------------------------------
          Notary Public

      SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY DEPARTMENT OF SANITATION

                               CONTRACT AUTHORITY

MAYOR'S CERTIFICATE NO:  CBX____________________DATED__________

BUDGET DIRECTOR'S CERTIFICATE NO. ______________DATED__________


                            APPROPRIATION CERTIFICATE
                            DEPARTMENT OF SANITATION

In conformity with the provisions of Section 93c-3.0 of the Administrative Code of the City of New York, it is hereby certified that the estimated cost of the work, materials and supplies required by the within contract, amounting to $__________________
is chargeable to the budget of the Department of Sanitation as follows:

Agency:           827                       Budget Code:      1124

Unit of Appropriation:     110         Object Code:      600

I further hereby certify that the specifications contained herein comply with the terms and conditions of the BUDGET.

                        ---------------------------------

                        ---------------------------------
                        for the Department of Sanitation


                            COMPTROLLER'S CERTIFICATE

The City of New York, ________________, ______
In pursuance of the provisions of Section 93c-3.0 of the Administrative Code of the City of New York, I hereby certify that there remains unapplied and unexpended a balance of the above mentioned fund applicable to this Contract sufficient to pay the estimated expense of executing this Contract, $__________________


            ---------------------------------------------
                 Comptroller of the City of New York